Exhibit 10.45

EXECUTION

VERSION

MASTER INFORMATION TECHNOLOGY SERVICES AGREEMENT

DATED JULY 16, 2003

BETWEEN

VANGUARD CAR RENTAL USA INC., A DELAWARE CORPORATION

AND

PEROT SYSTEMS CORPORATION, A DELAWARE CORPORATION

MASTER INFORMATION TECHNOLOGY SERVICES AGREEMENT

ARTICLE 1 DEFINITIONS		2
1.1	Certain Definitions	2

ARTICLE 2 GENERAL PROVISIONS AND OBLIGATIONS		11
2.1	Overview of Agreement	11
2.2	Conditions to Obligations of Newco	12
2.3	Conditions to Obligations of Perot Systems	13
2.4	Exclusivity	14
2.5	Account Manager	15
2.6	Conduct of Personnel	16

ARTICLE 3 DESCRIPTION OF SERVICES AND SERVICE LEVELS		16
3.1	Provision of Services	16
3.2	Variable Services	17
3.3	Post-Effective Date Adjustments	18
3.4	Service Locations	18
3.5	Overview of Services	18
3.6	Annual Technology Plan	19
3.7	Training	21
3.8	Perot Systems Licenses and Permits; Export	21
3.9	No Adverse Changes to the Services	22
3.10	Subcontractors	22
3.11	Changes to Services Due to Changes in Newco’s Business	22
3.12	Service Levels	22
3.13	European and Asian Affiliates	24

ARTICLE 4 CERTAIN NEWCO OBLIGATIONS		25
4.1	Newco’s Cooperation	25
4.2	Access to Newco’s Facilities	25
4.3	Support	26
4.4	Third Party Bids	26
4.5	Certain Obligations	27

ARTICLE 5 PEROT SYSTEMS OBLIGATIONS		27
5.1	Perot Systems’ Cooperation	27
5.2	Access to Perot Systems’ Facilities	27
5.3	Employee Transfers	28
5.4	Key Employees	28
5.5	Required Consents	28

ARTICLE 6 RESPONSIBILITY FOR ASSETS		29
6.1	General	29

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6.2	Existing Hardware	30
6.3	Replacement and Additional Hardware	31
6.4	Existing Software	32
6.5	Replacement and Additional Software	34
6.6	Third Party Service Contracts	35
6.7	Certain Hardware and Software Provided by Perot Systems	35
6.8	Managed Contracts.	36

ARTICLE 7 CHARGES AND PAYMENT		36
7.1	Charges for Services	36
7.2	Charges for Additional Services	37
7.3	Service Level Credits	37
7.4	Reimbursable Expenses	38
7.5	Retained and Pass-Through Expenses	38
7.6	Taxes and Tax Planning	39
7.7	Pricing Adjustments	41
7.8	Invoices and Payment	42
7.9	Audits by Newco	44
7.10	Internal Benchmarking	45
7.11	Newco Satisfaction Surveys	45
7.12	Extraordinary Events	46
7.13	Change of Location	47

ARTICLE 8 INTELLECTUAL PROPERTY AND CONFIDENTIALITY		47
8.1	Confidential Information	47
8.2	Residual Knowledge	50
8.3	PSC Software, Tools and Methodologies	50
8.4	Other Proprietary Rights	51
8.5	Trademark Protection	51
8.6	Functionally Similar Software	52
8.7	Rights in GreenWay 1.0, Odyssey and VRS	52
8.8	Ownership of Newco Data	54
8.9	Return of Data	54
8.10	Data Privacy	55
8.11	Developed Software Rights	55
8.12	Websites	56
8.13	Further Assurances	56

ARTICLE 9 DISASTER RECOVERY AND BUSINESS CONTINUITY		57
9.1	Disaster Recovery	57
9.2	Business Continuity	57

ARTICLE 10 TERM AND TERMINATION		58
10.1	Term	58
10.2	Renewals	58
10.3	Termination for Cause	58
10.4	Termination for Service Level Performance	59

10.5	Termination for Non-Payment	59
10.6	Termination for Insolvency; Bankruptcy	59
10.7	Termination for Convenience	60
10.8	Termination for Critical Service Failures	60
10.9	Termination for Change in Control of Perot Systems	61
10.10	Termination Assistance	61
10.11	Return of Perot Systems Tools	62
10.12	Partial Discontinuance	62

ARTICLE 11 WARRANTIES AND CERTAIN COVENANTS		63
11.1	By Newco	63
11.2	By Perot Systems	64
11.3	Certain Covenants	66
11.4	Viruses	67

ARTICLE 12 INDEMNITIES		68
12.1	Cross Indemnity	68
12.2	Perot Systems Employment Indemnification	68
12.3	Newco Employment Indemnification	68
12.4	Indemnification Procedures	68
12.5	Subrogation	69
12.6	Intellectual Property Indemnity by Perot Systems	69
12.7	Intellectual Property Indemnity By Newco	70
12.8	Certain Third Party Claims	70
12.9	Infringement Indemnification Procedures	70

ARTICLE 13 DAMAGES AND LIMITATIONS OF LIABILITY		71
13.1	Limitation on Liability	71
13.2	Consequential Damages	71
13.3	Exclusions	71
13.4	Mitigation	71
13.5	Force Majeure	72

ARTICLE 14 INSURANCE		73
14.1	Insurance	73
14.2	Insurance Documentation	73
14.3	Risk of Loss	74
14.4	No Limitation	74

ARTICLE 15 INITIAL DISPUTE RESOLUTION		74
15.1	General	74
15.2	Management Meetings	74

ARTICLE 16 GENERAL		75
16.1	No Hire Commitments	75
16.2	Notices	76
16.3	Assignment	76

16.4	Severability	77
16.5	Relationship of Parties	77
16.6	Approvals and Similar Actions	77
16.7	Covenant of Good Faith	77
16.8	Non-disparagement	77
16.9	Press Releases	77
16.10	Modification; Waiver	77
16.11	Governing Law and Consent to Jurisdiction	78
16.12	Entire Agreement	78
16.13	Survival	78
16.14	Section, Exhibit, and Schedule References	78

List of Exhibits and Schedules

Exhibits

A	Services
Attachment A-1 – Intentionally Omitted
Attachment A-2 – Transition Services
Attachment A-3 – VRS Project Services
Attachment A-4 – Supported Desktop Hardware and Supported Desktop Software
B	Service Levels and Service Level Credits
C	Charges
Attachment C-1 – Resource Units
Attachment C-2 – Annual Services Charge, Resource Baselines and ARC/RRC Rates
Attachment C-3 – T&M Rates
Attachment C-4 – Newco Retained Expenses
D	Form of Partial Termination and Assignment Agreement
E	Form of Customer Satisfaction Survey
F	Change Control Process

Schedules

2.4(b)	Newco Retained Functions
2.4(c)	Exclusive Services and Software
3.1(c)	Supported Affiliates and Franchisees/Licensees
3.4	Service Locations
5.4	Key Employees
6.1	Responsibility Allocation Matrices
6.2(a)	Supported Hardware Owned by Newco
6.2(b)	Supported Hardware Leased by Newco
6.4(a)	Third Party Systems Software
6.4(b)	Third Party Applications Software
6.6	Third Party Service Contracts
8.3	PSC Software and PSC Tools
8.7(b)	Newco Proprietary Information
8.11(b)	Embedded Software
10.8	Critical Services
10.9	Restricted Acquirers
10.10	Termination Assistance Services

MASTER INFORMATION TECHNOLOGY SERVICES AGREEMENT

This Master Information Technology Services Agreement (this “MSA”), dated July 16, 2003 (the “Agreement Date”), is between:  (i) Perot Systems Corporation, a Delaware corporation (“Perot Systems”) having its principal place of business at 2300 West Plano Parkway, Plano, Texas 75075; and (ii) Vanguard Car Rental USA Inc., a Delaware corporation, having its principal place of business at 200 South Andrews Avenue, Ft. Lauderdale, Florida 33301 (“Newco”). This MSA is not effective until the occurrence of the Effective Date (defined below).

RECITALS

WHEREAS, CAR Acquisition Company LLC has entered into an Asset Purchase Agreement, dated as of June 12, 2003, as amended by the First Amendment to Asset Purchase Agreement dated as of June 30, 2003, (as so amended, the “APA”), with ANC Rental Corporation, a Delaware corporation and Debtor-in-Possession in case number 01-11200 (and others, jointly administered), pending in the United States Bankruptcy Court for the District of Delaware (“ANC Rental”) and certain subsidiaries of ANC Rental, including but not limited to National Car Rental System, Inc., a Delaware corporation (“National”), Alamo Rent-A-Car, LLC, a Delaware limited liability company (“Alamo”), and ANC Information Technology, L.P., a Delaware limited partnership (“ANC”; ANC Rental, National, Alamo, ANC and such other subsidiaries are collectively referred to as “Debtors”), pursuant to which CAR Acquisition Company LLC intends, directly or through wholly-owned Affiliates, including Newco, to acquire (the “Acquisition”) certain Acquired Assets (defined below) and assume certain liabilities of Debtors relating to their ownership and operation of car rental businesses and licensing of the right to operate car rental businesses mainly throughout the United States, Canada and Europe (the “Business”);

WHEREAS, Perot Systems has been providing to Debtors certain information technology services in connection with the Business pursuant to that certain Master Services Agreement between Perot Systems and ANC entered into effective as of September 30, 2000, including Work Orders #1 through #3 thereto entered into effective as of September 30, 2000 (collectively, the “ANC Agreement”);

WHEREAS, in that certain Services Agreement, dated as of September 30, 1997, between National and Perot Systems (the “National Agreement”), National was granted (i) a perpetual, non-exclusive, non-transferable, fully-paid sublicense to copy, use, perform, distribute and make Derivative Works (defined below) from the automobile rental information system known as “GreenWay 1.0” which was developed and operated by Perot Systems Europe Limited, a wholly-owned subsidiary of Perot Systems, for Europcar International, S.A. (“Europcar”), and (ii) a perpetual, non-exclusive, non-transferable, fully-paid license to copy, use, perform, distribute and make Derivative Works from all Derivative Works, additions or enhancements to GreenWay 1.0 made by Perot Systems under the National Agreement (the “GreenWay Modifications”; GreenWay 1.0, as modified by the GreenWay Modifications, is referred to as the “GreenWay System”), in each case for the internal use of National, its subsidiaries and its franchisees (such sublicense and license are collectively referred to as the “GreenWay License”);

WHEREAS, the GreenWay License (i) survived the termination of the National Agreement in accordance with the terms of the Termination Agreement, dated September 30, 2000, between Perot Systems and National (the “National Termination Agreement”), and (ii) was extended in the ANC Agreement to apply to Derivative Works, additions or enhancements to the GreenWay System under the terms of Work Order #1 to the ANC Agreement (the “Odyssey Modifications”; the GreenWay System, as modified by the Odyssey Modifications, is the “Odyssey System,” and the GreenWay License, as extended by Work Order #1 to the ANC Agreement is the “Odyssey License”);

WHEREAS, Newco desires Perot Systems, and Perot Systems is willing, to provide to Newco the information technology services necessary to support the Business of Newco and its Affiliates and, incidentally, their Franchisees/Licensees upon consummation of the Acquisition;

WHEREAS, in connection with the Acquisition, on the Effective Date, ANC, ANC Rental National, Alamo, Newco and Perot Systems will enter into the ANC Partial Termination and Assignment Agreement under which, inter alia, all of National’s and its Affiliates’ rights under the GreenWay License and the Odyssey License will be assigned to Newco;

WHEREAS, under the ANC Partial Termination and Assignment Agreement, Perot Systems and Newco intend that the ANC Agreement terminate immediately prior to the Effective Date except that, despite the termination of the ANC Agreement, the Odyssey License shall survive, shall be assigned to Newco and shall be expanded hereunder, and that Newco shall have no liability to Perot Systems or any of its Affiliates with respect to the ANC Agreement or the GreenWay License or the Odyssey License with respect to any period prior to the Effective Date; and

WHEREAS, Newco desires (i) to consolidate its information technology operations and systems and those of its Affiliates engaged in the Business, (ii) to modify the GreenWay License and the Odyssey License to expand them to cover Newco and all of Newco’s Affiliates and Franchisees/Licensees that are engaged in the Business from time to time, (iii) to enhance the Odyssey System to include certain functions and capabilities of the legacy automobile rental information system used by Alamo as of the Agreement Date (the “Legacy System”), (iv) to decommission the Legacy System, and (v) to outsource Newco’s and its Affiliates’ information technology services requirements to Perot Systems, and Perot Systems desires to provide such services and modifications hereunder;

NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1

DEFINITIONS

1.1                               Certain Definitions   Capitalized terms used in this MSA have the meanings ascribed to such terms in the following sections of this Article 1 or in the sections of this MSA where such terms are defined. Terms, acronyms, and phrases utilized in the information

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technology services industry or other pertinent business context that are not otherwise defined in this MSA shall be interpreted in accordance with their generally understood meaning in such industry or business context.

1.2	“Account Manager” is defined in Section 2.5.

1.3	“Acquisition” is defined in the recitals.

1.4	“Acquired Assets” is defined in the APA.

1.5	“Additional Services” means services that are in addition to the Base Services.

1.6	“Additional Services Rates” means the hourly, daily and monthly rates for Additional Services that are set forth in Attachment C-3 to Exhibit C.

1.7

“Affiliate” means, with respect to a legal entity (the principal entity), another legal entity (the affiliate) that controls, is controlled by, or is under common control with, the principal entity, determined in accordance with the rules and regulations of the United States Securities and Exchange Commission.

1.8	“Agreement Date” is defined in the preamble.

1.9	“Alamo” is defined in the recitals.

1.10	“Alamo Domain Name” is defined in Section 8.12(a).

1.11	“Alamo Website” is defined in Section 8.12(b).

1.12	“ANC” is defined in the recitals.

1.13	“ANC Agreement” is defined in the recitals.

1.14	“ANC Rental” is defined in the recitals.

1.15	“ANC Partial Termination and Assignment Agreement” is defined in Section 2.2(c).

1.16	“Annual Services Charge” is defined in Exhibit C.

1.17	“APA” is defined in the recitals.

1.18	“Applications Software” means Third Party Applications Software and Newco Applications Software.

1.19	“Assigned Hardware” means Assigned Hardware (Leased) and Assigned Hardware (Owned).

1.20	“Assigned Hardware (Leased)” is defined in Section 6.2(b)(i).

1.21	“Assigned Hardware (Owned)” is defined in Section 6.2(a)(i).

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1.22	“Assigned Hardware Leases” is defined in Section 6.2(b)(i).

1.23	“Assigned Systems Software Licenses” is defined in Section 6.4(a)(i).

1.24	“Assigned Third Party Applications Software” means Third Party Applications Software that is assigned to Perot Systems as provided in Section 6.4(b)(ii).

1.25	“Assigned Third Party Applications Software Licenses” is defined in Section 6.4(b)(ii).

1.26	“Assigned Third Party Service Contracts” is defined in Section 6.6(a).

1.27

“Base Services” means the Transition Services, Data Center Services, VRS Project Services (which include, without limitation, the development, testing and implementation of the Legacy Customizations), Core Applications Services (which include, without limitation, the development, testing and implementation of the Maintenance Modifications and Non-Legacy Customizations), Desktop Services, Disaster Recovery Services, General Services (which include, without limitation, Website Services, Procurement Services, Vendor Management and Hardware and Software Maintenance), Help Desk Services, LAN/WAN and Remote Network Monitoring Services, Security Services, Training, and Voice Communications Management Services.

1.28	“BLS” is defined in Section 7.7.

1.29	“Business” is defined in the recitals.

1.30	“Business Day” means every day Monday through Friday other than those holidays when Newco’s corporate headquarters is not open for business.

1.31	“Change” means a material alteration in or addition to the Base Services or any Additional Services hereunder made after commencement of such Base Services or Additional Services.

1.32	“Change Control Process” is defined in Exhibit F.

1.33	“Change Order” means a direction from Newco to Perot Systems to effect a Change as described in Exhibit F.

1.34	“Confidential Information” is defined in Section 8.1(a).

1.35	“Content” is defined in Section 8.12(c).

1.36	“Contract Year” means a 12-month period ending on an anniversary of the Effective Date.

1.37

“Control” means with regard to any entity (i) the legal, beneficial, or equitable ownership, directly or indirectly, of more than fifty percent (50%) of a class of the capital stock (or other ownership interest, if such entity is not a corporation) of such entity ordinarily having voting rights to elect or appoint the Board of Directors (or similar

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governing body if such entity is not a corporation) of such entity, or (ii) the power, directly or indirectly, to elect or appoint more than fifty percent (50%) of the Board of Directors (or similar governing body if such entity is not a corporation) of such entity, whether through ownership of voting securities, by contract, or otherwise, provided that with respect to an entity that is not the ultimate parent of a controlled group, Control of the entity shall be deemed to refer to Control of the ultimate parent.

1.38	“Core Applications Services” means the services described in Article 5 of Exhibit A.

1.39	“CPI” is defined in Section 7.7.

1.40	“Critical Services” is defined in Section 10.8(a).

1.41	“Damages” is defined in Section 12.1.

1.42	“Data Center Services” means the services described in Article 4 of Exhibit A.

1.43	“Days” or “days” means calendar days unless otherwise stated.

1.44	“Debtors” is defined in the recitals.

1.45	“Derivative Work” means a derivative work as that term is defined and used within the U.S. Copyright Act.

1.46	“Desktop Services” means the services described in Article 6 of Exhibit A.

1.47	“Developed Software” is defined in Section 8.11(a).

1.48	“Disabling Code” is defined in Section 11.2(e).

1.49	“Disaster Recovery Services” means the services described in Section 9.1 and in Article 8 of Exhibit A.

1.50	“ECI” is defined in Section 7.7.

1.51

“Effective Date” means (i) the date on which all of the conditions to each Party’s obligations under this MSA set forth in Sections 2.2 and 2.3 are satisfied, or (ii) such other date as the Parties mutually agree.

1.52	“Embedded Software” is defined in Section 8.11(b).

1.53	“End-User” is defined in Article 1 of Exhibit A.

1.54	“Europcar” is defined in the recitals.

1.55	“European and Asian Affiliates” is defined in Section 3.13(a).

1.56	“Extension Period” is defined in Section 10.2.

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1.57	“Extraordinary Event” is defined in Section 7.12.

1.58	“Force Majeure” is defined in Section 13.5.

1.59	“Franchisees/Licensees” is defined in Section 3.1(c).

1.60	“General Services” means the services described in Article 2 of Exhibit A.

1.61

“GreenWay 1.0” means the automobile rental management information system originally developed and operated by Perot Systems Europe Ltd. for Europcar, including the related documentation for and interfaces to such system.

1.62	“GreenWay License” is defined in the recitals.

1.63	“GreenWay Modifications” is defined in the recitals.

1.64	“GreenWay System” is defined in the recitals.

1.65	“Hardware” means computers, machines, peripherals and other equipment.

1.66	“Hardware and Software Maintenance” means the hardware and software maintenance services described in Section 2.7 of Exhibit A.

1.67	“Help Desk Services” means the services described in Article 3 of Exhibit A.

1.68	“Initial Term” is defined in Section 10.1.

1.69	“Intellectual Property Rights” is defined in Section 8.4(a).

1.70	“Key Employees” is defined in Section 5.4.

1.71	“LAN/WAN and Remote Network Monitoring Services” means the services described in Article 7 of Exhibit A.

1.72

“Legacy Customizations” means Derivative Works, additions and enhancements to the Odyssey System made in connection with the VRS Project under this MSA to add functionality to the Odyssey System taken from, or similar to, functionality of the Legacy System, as such additions and enhancements are further described in Attachment A-3 of Exhibit A.

1.73	“Legacy System” is defined in the recitals.

1.74

“Maintenance Modifications” means generic error correction, performance enhancement and other modifications made to the Odyssey System generally for the customers of Perot Systems (including Newco) in connection with regular maintenance of the Odyssey System (expressly excluding modifications and enhancements made as part of the VRS Project Services and specific features and functions described in a Change Order).

1.75	“Major Project” is defined in Section 2.4(b)(v).

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1.76	“Managed Asset” is defined in Section 6.1.

1.77	“Managed Contracts” is defined in Section 6.1.

1.78

“MSA” means (i) this Master Information Technology Services Agreement and the attached Attachments, Exhibits and Schedules, and (ii) any Change Orders and the Attachments, Exhibits and Schedules attached to the Change Orders.

1.79	“National” is defined in the recitals.

1.80	“National Agreement” is defined in the recitals.

1.81	“National Domain Name” is defined in Section 8.12(d).

1.82	“National Termination Agreement” is defined in the recitals.

1.83	“National Website” is defined in Section 8.12(e).

1.84	“New Representative” is defined in Section 15.2(b).

1.85	“Newco” is defined in the preamble.

1.86	“Newco Applications Software” is defined in Section 6.4(b)(iii).

1.87	“Newco Data” is defined in Section 8.8.

1.88	“Newco Personnel” means employees and subcontractors of any tier of Newco or any Affiliate or subcontractor of Newco (other than PSC Personnel).

1.89	“Newco Retained Functions” means the information technology services and functions described in Schedule 2.4(b).

1.90	“Newco Service Location” means a Service Location owned or leased by Newco.

1.91	“Non-Legacy Customizations” means Derivative Works, additions and enhancements to the Odyssey System made under this MSA pursuant to a Change Order.

1.92	“Notice of Election” is defined in Section 12.4(a).

1.93	“Notice Period” has the meanings set forth in Section 10.4.

1.94	“Odyssey License” is defined in the recitals.

1.95	“Odyssey Modifications” is defined in the recitals.

1.96	“Odyssey System” is defined in the recitals.

1.97	“Operations Procedures Manual” is defined in Section 2.2 of Exhibit A.

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1.98	“Parties” means Perot Systems and Newco.

1.99

“Pass-Through Expenses” means out-of-pocket expenses (i) described in Attachment C-4 to Exhibit C, or (ii) paid to third parties by Perot Systems on behalf of Newco or the Supported Affiliates as an administrative convenience at Newco’s request (e.g., any Retained Expenses that are paid by Perot Systems at Newco’s request) that are to be reimbursed by Newco, without a mark-up, as provided in Section 7.5(a).

1.100	“Perot Systems” is defined in the preamble.

1.101

“Perot Systems Data Center” means a data center owned or leased and operated by Perot Systems where the Services are being primarily performed, including the data centers located at 1780 Jay Ell Drive, Richardson, Texas 75081 and 2300 West Plano Parkway, Plano, Texas 75075.

1.102	“Perot Systems Service Location” means a Service Location owned or leased and operated by Perot Systems.

1.103	“Personal Information” is defined in Section 8.10.

1.104	“Procurement Services” means the procurement services described in Section 2.7 of Exhibit A.

1.105	“PSC Personnel” means employees and Subcontractors of any tier of Perot Systems or any Affiliate or Subcontractor of Perot Systems.

1.106	“PSC Software” is defined in Section 8.3.

1.107	“PSC Tools” is defined in Section 8.3.

1.108

“Remote Support Site” means the locations listed in Schedule 3.4 where Supported Hardware is located or Services are to be provided, which are supported by PSC Personnel who are not based at such locations.

1.109	“Required Consents is defined in Section 5.5.

1.110	“Retained Expenses” means the costs and expenses identified in Attachment C-4 to Exhibit C.

1.111	“Retained Hardware” means the Retained Hardware (Leased) and the Retained Hardware (Owned).

1.112	“Retained Hardware (Leased)” is defined in Section 6.2(b)(ii).

1.113	“Retained Hardware (Owned)” is defined in Section 6.2(a)(ii).

1.114	“Retained Hardware Leases” is defined in Section 6.2(b)(ii).

1.115	“Retained Systems Software Licenses” is defined in Section 6.4(a)(ii).

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1.116	“Retained Third Party Applications Software” means Third Party Applications Software retained by Newco as provided in Section 6.4(b)(i).

1.117	“Retained Third Party Applications Software Licenses” is defined in Section 6.4(b)(i).

1.118	“Retained Third Party Service Contracts” is defined in Section 6.6(b).

1.119	“Security Services” means the services described in Article 9 of Exhibit A.

1.120	“Services” means the Base Services and the Additional Services.

1.121	“Service Levels” means the levels of performance for Perot Systems to provide the Services, which are set forth in Exhibit B.

1.122	“Service Level Credits” means credits issued by Perot Systems for failing to meet the Service Levels as described in Section 7.3 and Exhibit B.

1.123	“Service Locations” is defined in Section 3.4.

1.124	“Side Letter” is defined in Section 5.3.

1.125	“Software” means one or more computer programs, in source or object code versions, together with any and all documentation related thereto.

1.126	“Subcontractor” is defined in Section 3.10.

1.127	“Supported Affiliates” is defined in Section 3.1(c).

1.128	“Supported Managed Asset” means any item of Supported Hardware or Supported Software or a Managed Contract.

1.129	“Supported Hardware” is defined in Section 6.1 and comprises Assigned Hardware and Retained Hardware, and includes, without limitation, the Supported Desktop Hardware (as defined in Exhibit A).

1.130	“Supported Hardware (Leased)” is defined in Section 6.2 and comprises Assigned Hardware (Leased) and Retained Hardware (Leased).

1.131	“Supported Hardware (Owned)” is defined in Section 6.2 and comprises Assigned Hardware (Owned) and Retained Hardware (Owned).

1.132	“Supported Software” is defined in Section 6.1, and includes, without limitation, the Supported Desktop Software (as defined in Exhibit A).

1.133	“Supported Sites” means the locations listed in Schedule 3.4 where Supported Hardware is located or Services are to be provided, which are supported by PSC Personnel who are based at such locations.

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1.134	“Supported System “ means Supported Hardware and the Supported Software operated thereon.

1.135

“Systems Software” means those programs and programming (including the supporting documentation, media, on-line help facilities, and tutorials) that perform (i) tasks basic to the functioning of the Hardware and which are required to operate the Applications Software; or (ii) tasks, other than as performed by Applications Software, otherwise supporting the provision of the Services by Perot Systems. Systems Software includes mainframe and mid-range operating systems, server operating systems, network operating systems, systems utilities (including measuring and monitoring tools), data security software, middleware, database management systems, database management software, and development tools (other than development tools specific to a particular item of Applications Software which is provided by the licensor of such Applications Software).

1.136	“Technology Plan” is defined in Section 3.6.

1.137	“Term” has the meaning given in Section 10.1.

1.138	“Termination Assistance Period” is defined in Section 10.10(a).

1.139	“Termination Assistance Services” is defined in Section 10.10(a).

1.140	“Third Party Applications Software” means Assigned Third Party Applications Software and Retained Third Party Applications Software.

1.141	“Third Party Applications Software Licenses” means Assigned Third Party Applications Software Licenses and Retained Third Party Applications Software Licenses.

1.142	“Third Party Service Contracts” means Assigned Third Party Service Contracts and Retained Third Party Service Contracts.

1.143	“Third Party Systems Software” means System Software licensed to Newco and its Affiliates by a third party other than Perot Systems and PSC Personnel.

1.144

“Third Party Vendors” means information technology vendors and suppliers, other than Perot Systems and PSC Personnel, who provide goods or services to Newco, any of its Affiliates or any of the Franchisees/Licensees.

1.145	“Tools License” is defined in Section 10.11.

1.146	“Trademarks” shall have the meaning set forth in Section 8.5.

1.147	“Training” means the services described in Section 3.7 and Exhibit A.

1.148	“Transition Period” means the 90-day period commencing on the Effective Date.

1.149	“Transition Services” means the services described in Attachment A-2 of Exhibit A.

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1.150	“Transitioned Applications” means the software applications listed in Annex A-2-1 to Attachment A-2 to Exhibit A.

1.151	“Transitioned Employees” is defined in Section 5.3.

1.152	“Vehicle Rental System” or “VRS” means the Odyssey System, as modified by the VRS Modifications.

1.153	“Vendor Management” means the services described in Section 2.6 of Exhibit A.

1.154	“Virus” is defined in Section 11.4.

1.155	“Voice Communications Management Services” means the services described in Article 10 of Exhibit A.

1.156

“VRS Modifications” means the Derivative Works, additions and enhancements to the Odyssey System made in accordance with this MSA, and including without limitation the Legacy Customizations, the Non-Legacy Customizations and Maintenance Modifications.

1.157

“VRS Project Services” means (i) the Services described in Attachment A-3 of Exhibit A relating to the development, testing, and delivery of the Legacy Customizations, including all interfaces necessary to ensure an integrated applications environment that supports the automobile rental and maintenance operations of the parts of Newco’s Business known prior to the Effective Date as “Alamo” and “National”; (ii) the Services necessary for the conversion of associated data from the Legacy System to the VRS; (iii) the Services necessary for the implementation and rollout of the VRS to the Supported Sites, including the Legacy Customizations; and (iv) the Services necessary for the decommissioning of the Legacy System.

1.158	“Website Services” means the web site services described in Section 2.7 of Exhibit A.

ARTICLE 2

GENERAL PROVISIONS AND OBLIGATIONS

2.1                               Overview of Agreement   This MSA sets forth the terms under which Perot Systems will provide to Newco and its Affiliates and Franchisees/Licensees the information technology and related services identified in this MSA as Base Services and, if requested by Newco, will provide additional information technology or other services identified in this MSA as Additional Services. Among the reasons that the Parties are entering into this MSA are a desire (i) to control and, where reasonably practical, reduce Newco’s information technology costs, (ii) to modify the Odyssey License to expand it to cover Newco and all of Newco’s Affiliates and Franchisees/Licensees that are engaged in the Business from time to time, (iii) to enhance the Odyssey System to support all the automobile rental and maintenance operations of the Business, including, without limitation, the portion of the Business operated under the “Alamo” trademark, and to migrate, as soon as reasonably practicable, such part of Newco’s Business’ information technology operations from the Legacy System to VRS, and (iv) to assure that the

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information technology systems of Newco and its Supported Affiliates are managed in a manner that is responsive to the current and future needs of Newco, its Supported Affiliates and, to the extent of their interaction with the Supported Systems, its Franchisees/Licensees.

2.2                               Conditions to Obligations of Newco   The obligations of Newco under this MSA shall be subject to the fulfillment, to the reasonable satisfaction of Newco, unless waived by Newco on or before the Effective Date, of each of the following conditions precedent:

(a)                                  Closing of the Acquisition.

(i)                                     The closing of the purchase by Newco and its Affiliates of the Acquired Assets as contemplated by the APA; and

(ii)                                  National’s assignment of the Odyssey License to Newco and the consent of Perot Systems thereto in connection with the closing of the Acquisition under the APA pursuant to a partial termination and assignment agreement effective as of the Effective Date in the form of Exhibit D (the “ANC Partial Termination and Assignment Agreement”).

(b)                                 Waiver. Perot Systems and its Affiliates shall have waived, and as of the Effective Date, hereby do waive, any and all claims and rights any of them may have against Newco and any of its Affiliates and ANC or any of its Affiliates with respect to the ANC Agreement in connection with periods on or before the Effective Date, including the cost of curing any defaults or breaches under any agreement or understanding between Perot Systems or any of its Affiliates, on the one hand, and ANC Rental or any of its Affiliates, on the other hand, including without limitation, the ANC Agreement, provided that such waiver shall not be construed as, or deemed to be, a waiver of any such claims or rights Perot Systems or its Affiliates may have against ANC or any of its Affiliates (except with respect to any cure costs, which, to the extent payable by Newco, are hereby waived), including but not limited to (i) Perot Systems’ claims of $8,858,762.05, each filed on January 13, 2003, in the estates of ANC Rental, Alamo, National and ANC under 11 U.S.C. Section 502(a) and (b), (ii) any claims deemed to be arising from the Debtors’ rejection of the ANC Agreement, 11 U.S.C. Section 502(g)), and (iii) any claim Perot Systems currently has, or will have, under 11 U.S.C. Section 503(a) and (b) for services performed for any of the Debtors under the ANC Agreement, provided further, however, that Perot Systems hereby agrees that it will only assert the claims described in clauses (i) and (ii) as general unsecured claims and not as administrative expense priority claims or any other type of priority claims in Debtor’s bankruptcy cases.

(c)                                  Termination of the ANC Agreement.

(i)                                     The execution and delivery by Perot Systems of the ANC Partial Termination and Assignment Agreement providing for the partial termination of the ANC Agreement, including but not limited to all Work

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Orders and Change Orders (as such terms are defined in the ANC Agreement) thereunder, without cause or further obligations on the part of either Party, and the survival and assignment of the Odyssey License and the GreenWay License as provided therein; and

(ii)                                  The entry of a Final Order (as defined in the APA); provided, however, that in the event that the Purchaser (as defined in the APA) waives, with Perot Systems’ prior consent, the closing condition under Section 6.2(c) of the APA, then the order shall be deemed to be a “Final Order” for the purposes of this MSA, such Final Order approving the partial termination of the ANC Agreement and execution and performance of the ANC Partial Termination and Assignment Agreement.

2.3                               Conditions to Obligations of Perot Systems   The obligations of Perot Systems under this MSA shall be subject to the fulfillment, to the reasonable satisfaction of Perot Systems, unless waived by Perot Systems on or before the Effective Date, of each of the following conditions precedent:

(a)                                  Closing of the Acquisition.

(i)                                     The closing of the purchase by Newco and its Affiliates of the Acquired Assets as contemplated by the APA; and

(ii)                                  National’s assignment of the Odyssey License to Newco under the ANC Partial Termination and Assignment Agreement.

(b)                                 Termination of the ANC Agreement.

(i)                                     The execution and delivery by ANC Rental, ANC, National, Alamo, and Newco of the ANC Partial Termination and Assignment Agreement providing for the partial termination of the ANC Agreement, including but not limited to all Work Orders and Change Orders (as such terms are defined in the ANC Agreement) thereunder, without cause or further obligation on the part of either Party effective as of the Effective Date, and the survival and assignment of the Odyssey License; and

(ii)                                  The entry of a Final Order by the United States Bankruptcy Court:

(A)                              Approving the partial termination of the ANC Agreement and ANC Rental’s, ANC’s, National’s and Alamo’s execution and performance of the ANC Partial Termination and Assignment Agreement;

(B)                                Providing that all payments made to Perot Systems under the ANC Agreement through the Effective Date shall have administrative expense priority under 11 U.S.C. Section 503(b);

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(C)                                Releasing Perot Systems from any and all causes of action Debtors may have under 11 U.S.C. Section 550; and

(D)                               Setting a deadline to file amended claims, if any, occasioned by the execution of the ANC Partial Termination and Assignment Agreement.

2.4                               Exclusivity

(a)                                  Applicable to Newco. Except as provided in Section 2.4(b), (i) Perot Systems shall be the exclusive provider of the Base Services to Newco and its Affiliates, including the migration to and subsequent operation of the VRS and the decommissioning of the Legacy System, and (ii) upon completion of such migration and decommissioning in accordance with the VRS Project Plan, the VRS shall be the primary technology platform used by Newco and its Supported Affiliates for vehicle rental and maintenance operations processing.

(b)                                 Exceptions. Notwithstanding Section 2.4(a), Newco may engage third parties or use internal resources to obtain the following information technology services:

(i)                                     Newco Retained Functions;

(ii)                                  services necessary to measure Perot Systems’ performance of the Services;

(iii)                               services that are necessary to support any Newco Affiliate, Franchisee/Licensee or customer thereof that is not supported for any reason under this MSA;

(iv)                              services necessary to create reports from Newco’s business intelligence report writer software and to perform database inquiries requested by Newco, a Supported Affiliate, or a Franchisee/Licensee that, on and after Effective Date are being performed by business analysts employed or engaged by ANC Rental or its Affiliates, provided that after the Effective Date the applicable Newco Personnel (A) create such reports and perform such inquiries in accordance with the Operations Procedures Manual, and (B) remain responsible for running, supporting and maintaining such reports and inquiries in accordance with the Operations Procedures Manual;

(v)                                 Additional Services for Major Projects required by Newco or its Supported Affiliates, provided that Perot Systems has submitted a bid on such Major Project and Newco or the applicable Affiliate has rejected Perot Systems’ bid after considering the bid in good faith. In the event that Newco or any Supported Affiliate awards such bid to a third party other than Perot Systems, Newco will notify Perot Systems as to whether its bid was unsuccessful due to price, schedule or competency. For purposes of this MSA, a “Major Project” is any single information technology project, or series of related information technology projects, for which

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Newco or the applicable Affiliate will pay more than $250,000 in service fees, in the aggregate, to complete; provided however, that, for the avoidance of doubt, the classification of one or more services or projects as a Major Project shall not be relevant to the classification of any services as Additional Services as opposed to Base Services hereunder;

(vi)                              any services Perot Systems has declined to provide for any reason;

(vii)                           any services with respect to which Newco exercises a right under this MSA to terminate in connection with Perot Systems’ breach or default of a related performance obligation; and

(viii)                        any services provided by a Third Party Vendor under any Retained Systems Software License, Retained Third Party Applications Software License or Retained Third Party Service Contracts.

(c)                                  Applicable to Perot Systems. To the extent that Perot Systems shall provide any services or software to any competitor in the Business of Newco:

(i)                                     Perot Systems will maintain separation between its employees and Subcontractors that provide Services hereunder and those that provide services or software to such competitor (except to the extent that such employees and Subcontractors provide Services generally to all or most of Perot Systems’ outsourcing customers in a shared services environment such as in a help desk or data center environment);

(ii)                                  Perot Systems shall not provide or allow access to any Confidential Information regarding Newco or its Affiliates, Franchisees/Licensees or customers to any such competitor; and

(iii)                               Perot Systems shall not provide to any such competitor any aspect of the Base Services, Additional Services or software that (A) the Parties identify in Schedule 2.4(c) as being provided or intended to be provided to Newco hereunder on an exclusive basis, or (B) are owned by Newco (e.g., Retained Hardware (Owned)) or licensed on an exclusive basis to Newco, including without limitation the Legacy System, the Legacy Customizations and the Non-Legacy Customizations; in each case without the prior written consent of Newco.

2.5                               Account Manager   Each Party will designate an individual to serve as its “Account Manager” under this MSA. Each Party’s Account Manager will (i) serve as the principal point of accountability for coordinating and managing that Party’s obligations under this MSA, and (ii) be authorized to act for and on behalf of that Party with respect to all matters relating to this MSA, subject to the limitations set forth in this MSA and any other limitations of which the other Party is notified and to which it agrees in writing, which agreement will not be unreasonably withheld.

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2.6                               Conduct of Personnel   While at the other Party’s facility, Newco Personnel or PSC Personnel, as applicable, will conduct themselves in a businesslike manner and will comply with the other Party’s reasonable requests and generally applicable rules and regulations, including all safety and security rules and regulations of which that Party has been notified. Newco may cause Perot Systems to reassign, replace or remove any individual performing services under this MSA where the performance of such individual is such that it may, in Newco’s reasonable opinion, subject Newco to liability or violate any such Newco policy. In addition, Newco may, on giving notice to Perot Systems’ Account Manager, require the immediate removal of any PSC Personnel, who in Newco’s reasonable opinion, have violated any safety or security rules or regulations of Newco, violated any laws or regulations, or breached any of the confidentiality provisions of this MSA. However, Newco may not request the reassignment, replacement, or removal of any individual for reasons that would be improper under applicable law if Newco were the individual’s employer. Perot Systems will promptly replace any individual reassigned, replaced, or removed at Newco’s request.

ARTICLE 3

DESCRIPTION OF SERVICES AND SERVICE LEVELS

3.1                               Provision of Services

(a)                                  General. Commencing on the Effective Date and continuing throughout the Term, Perot Systems shall provide the following services and functions and assume the following responsibilities, as they may evolve during the Term and as they may be supplemented, enhanced, modified, or replaced in accordance with the terms of this MSA:

(i)                                     the services, functions, and responsibilities specifically described in Exhibit A;

(ii)                                  any services, functions, or responsibilities that are not specifically described in this MSA or Exhibit A, but which are required for the proper performance and delivery of the services, functions, and responsibilities that are specifically described in this MSA or Exhibit A, including without limitation any services, functions or responsibilities that are reasonably:  (A) required for the proper operation of the Supported Systems and services for which Perot Systems assumes operational or management responsibility; or (B) required sub-tasks for the proper performance and provision of the services, functions and responsibilities described in this MSA, which services shall be deemed to be implied by and included within the scope of the Base Services to be provided by Perot Systems to the same extent and in the same manner as if specifically described in the definition thereof; provided, however, that, notwithstanding the foregoing, services, functions or responsibilities that are specifically excluded from the scope of Base Services under this MSA shall not be deemed to be within the scope of the Base Services; and

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(iii)                               any services, functions, or responsibilities that are Additional Services.

(b)                                 Services Evolution. Except as expressly provided herein, Perot Systems shall cause the Services to evolve and to be modified, enhanced, supplemented, and replaced as necessary for the Services to keep pace with technological advances and advances in the methods of delivering services, where such advances are at the time pertinent and in general use within the information technology industry or among Newco’s competitors and do not materially increase Perot Systems’ cost of providing the Services above the costs reasonably anticipated to be incurred by Perot Systems under this MSA. As an example, such evolution shall include addition of functionality by Perot Systems (using the PSC Personnel assigned to the Applications Development Pool) as this is made possible with new Supported Hardware and Supported Software acquired by Perot Systems during the Term. Adjustments in Services in accordance with this Section 3.1(b) shall be deemed to be included within the scope of the Base Services to the same extent and in the same manner as if expressly described in the definition thereof.

(c)                                  Supported Affiliates and Franchisees/Licensees. Perot Systems shall provide the Services to Newco to support the operations of Newco, those Affiliates of Newco identified in Schedule 3.1(c), Part A (“Supported Affiliates”), and those franchisees or licensees of Newco or the Supported Affiliates identified in Schedule 3.1(c), Part B (“Franchisees/Licensees”). Newco may add additional Supported Affiliates and Franchisees/Licensees to Schedule 3.1(c) from time to time during the Term through the Change Control Process. Newco shall cause each of the Supported Affiliates, and shall enter into an agreement with each Franchisee/Licensee that binds each Franchisee/Licensee, to comply with the terms and conditions of this MSA applicable to such entity. In the event that Newco is unable to cause any Supported Affiliate or Franchisee/Licensee to comply with any applicable term or condition of this MSA applicable to such entity, then Perot Systems shall be relieved of its applicable obligations under this MSA or the applicable Change Order, but only to the extent that it is unable to perform Services as a result of the failure of the Supported Affiliate or the Franchisees/Licensees to comply with such term or condition. Notwithstanding the fact that the Supported Affiliates and the Franchisees/Licensees may benefit from the Services and Perot Systems’ other obligations under this MSA, all Services shall be deemed to be provided to Newco or its designated Affiliate hereunder and neither any Affiliate, any Franchisee/License, nor any other person or entity shall be deemed to be a third-party beneficiary with the right to enforce any part of this MSA or to seek damages of any kind from Perot Systems.

3.2                               Variable Services   The Base Services, in whole or in part, may be variable in volume throughout the course of this MSA. Perot Systems shall, subject to Exhibit C, increase or decrease the amount of the Base Services provided pursuant to this MSA according to Newco’s demand or requests for the Base Services over or under the applicable baseline(s) for such Base Services established in Exhibit C. Variations as contemplated under this Section shall be provided for in the pricing mechanisms set forth in this MSA.

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Perot Systems shall not be entitled to receive an adjustment to the rates and charges based on such variations except as set forth in this MSA.

3.3                               Post-Effective Date Adjustments   The Parties acknowledge that certain items that would constitute Supported Hardware, Supported Software or a Managed Contract, existing as of the Effective Date, may have been inadvertently omitted from, included or mischaracterized under this MSA. Accordingly, the Parties agree that to the extent any such omitted, included or mischaracterized Supported Hardware, Supported Software or Managed Contract is discovered, the Parties shall negotiate in good faith to amend the relevant Attachment, Schedule or Exhibit as appropriate promptly after such discovery. With respect to any such omitted Supported Hardware, Supported Software or Managed Contract, if the charges payable to any applicable third party in connection therewith or any other associated costs were not included in the financial assumptions underlying the calculation of the Annual Services Charge then Newco shall be financially responsible for such charges and costs. If, however, such charges and costs were included in the financial assumptions underlying the calculation of the Annual Services Charges hereunder, then Perot Systems shall have financial responsibility for such charges and costs without any corresponding increase in the Annual Services Charges.

3.4                               Service Locations   The Services shall be provided from the Supported Sites and the Remote Support Sites identified in Schedule 3.4 and in any applicable Change Order (the “Service Locations”). Perot Systems shall not provide services to a third party from a Service Location owned or leased by Newco without Newco’s prior written consent. Newco shall be permitted access, with at least ten (10) days notice in writing or less as mutually agreed by the parties, to any Perot Systems Service Location subject to any reasonable security provisions in effect at the time of such access. As applicable, Newco shall use its reasonable efforts to notify Perot Systems in a timely manner of any plans or determination to relocate a Newco Service Location so that Perot Systems shall have a reasonable amount of time to prepare for and implement such change or relocation to the extent it impacts Perot Systems. Perot Systems shall use the Newco Service Locations in an efficient manner that is coordinated and does not interfere unreasonably with Newco’s operations. Perot Systems shall be responsible for any damage to the Newco Service Locations and to any systems located therein as a result of Perot Systems’ negligence or misconduct and for any injuries suffered by any person as a result.

3.5                               Overview of Services

(a)                                  Transition Services. As part of the Base Services, Perot Systems shall perform such tasks and deliver such deliverables described in Attachment A-2 to Exhibit A as the Transition Services that are not completed prior to the Effective Date.

(b)                                 General Services. As part of the Base Services, Perot Systems shall provide the services described as General Services in Article 1 to Exhibit A.

(c)                                  Data Center Services. As part of the Base Services, Perot Systems shall provide the services described as Data Center Services in Article 4 to Exhibit A, in accordance with the Operations Procedures Manual and this MSA.

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(d)                                 LAN/WAN Network and Remote Network Monitoring Services. As part of the Base Services, Perot Systems shall provide the services described as LAN/WAN Network and Remote Monitoring Services in Article 7  to Exhibit A, in accordance with the Operations Procedures Manual and this MSA.

(e)                                  Desktop Services. As part of the Base Services, Perot Systems shall provide the services described as Desktop Services in Article 6 to Exhibit A, in accordance with the Operations Procedures Manual and this MSA.

(f)                                    Help Desk Services. As part of the Base Services, Perot Systems shall provide the services described as Help Desk Services in Article 3 to Exhibit A. The Help Desk Services will be performed courteously and in accordance with the Operations Procedures Manual and this MSA to assist End-Users in determining, tracking, and resolving problems and questions.

(g)                                 Core Application Services. As part of the Base Services, Perot Systems shall provide the services described as Core Applications Services in Article 5 of Exhibit A in accordance with the Operations Procedures Manual and this MSA. The Core Applications Services include application development, application maintenance and application testing services.

(h)                                 Security Services. As part of the Base Services, Perot Systems shall provide the services described as Security Services in Article 9 to Exhibit A, in accordance with the Operations Procedures Manual and this MSA.

(i)                                     Disaster Recovery Services. As part of the Base Services, Perot Systems shall provide the services described as Disaster Recovery Services in Section 9.1(b) of this MSA and Article 8 to Exhibit A, in accordance with the Operations Procedures Manual and this MSA.

(j)                                     Voice Communications Management Services. As part of the Base Services, Perot Systems shall provide the services described as Voice Communications Management Services in Article 10 to Exhibit A, in accordance with the Operations Procedures Manual and this MSA.

(k)                                  VRS Project Services. As part of the Base Services, Perot Systems shall provide the VRS Project Services described in Attachment A-3 of Exhibit A. Until the completion of the VRS Project Services and as a part of the Base Services, Perot Systems will provide all of the other Base Services for the Legacy System.

3.6                               Annual Technology Plan   Perot Systems and Newco shall jointly prepare Newco’s annual technology plan in accordance with the provisions of this Section 3.6 (the “Technology Plan”). The Parties shall mutually agree on an appropriate allocation of responsibility for drafting the various sections of the Technology Plan. The Technology Plan shall address the information technology requirements of Newco and it will be among the principal means for Newco to assess its investment in information technology services and to address changing technology needs as its business needs change. Each Technology Plan after the first shall review and assess the immediately preceding

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Technology Plan. The Technology Plan shall include a three-year plan and annual implementation plans, consisting of:  specific guidance as to the information services requirements described in this Section 3.6, projects and plans for the upcoming year, including details on operations, maintenance backlog and development activities, estimated cost of implementation of the projects and plans, the impact implementation would have on Newco’s ongoing information technology services costs including, charges under this MSA, and cost/benefit analyses of the projects and plans. A Technology Plan shall be prepared for each year of this MSA within thirty (30) calendar days prior to the end of each calendar year, beginning with a Technology Plan for the year 2004. In addition, Perot Systems agrees to meet with Newco at least once during every three (3) month period during the Term to inform Newco of new information processing technology Perot Systems is developing or information processing trends and directions Perot Systems is otherwise aware of that may relate to Newco’s Business.

(a)                                  Three-Year Plan. The Technology Plan shall include a comprehensive assessment and strategic analysis of Newco’s then-current information technology systems and services for the next three (3) years, including an assessment of the appropriate direction for such systems and services, in light of Newco’s business priorities and strategies and competitive market forces (to the extent necessary information about the Business is provided by Newco to Perot Systems). The plan shall include a specific identification of proposed strategies for taking advantage of advancements in technology (including software and hardware strategies), a cost projection, a cost/benefit analysis of any proposed changes, a description of any changes or any upgrades to Newco’s then-current information systems environment that would be required to implement proposed changes, a description of the types of personnel skills and abilities needed to respond to any recommended changes or upgrades in technology, a general plan and a projected time schedule for developing and achieving the recommended elements, an estimate of the financial impact implementing such proposed strategies would have on Newco’s ongoing information technology services costs, and a discussion of opportunities to exploit industry trends and potential performance improvement opportunities, and to reduce costs and expenses under this MSA.

(b)                                 Drafting and Review. Perot Systems shall submit to Newco a draft of the sections of each Technology Plan, for Newco’s review and written approval, which draft shall have been developed with input from key users of the Services from Newco. Newco recognizes that Perot Systems may require a significant amount of business input from Newco throughout the technology planning process and will provide Perot Systems with such input and other support as Perot Systems may reasonably require to meet its obligations for the Technology Plan.

(c)                                  Modifications. Newco and Perot Systems shall work to revise the Technology Plan from time to time as reasonably requested by Newco.

(d)                                 Implementation of Technology Updates. At the request of Newco, Perot Systems shall implement any or all of the suggested changes, additions and upgrades described in each of the Technology Plans through the Change Control Process.

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3.7                               Training

(a)                                  Perot Systems shall develop appropriate training materials for, and provide appropriate training with respect to the use of the Services (and any modifications and additions thereto as they are introduced) to, Newco’s training staff (or lead users) in connection with (i) administering or ordering the Services; (ii) training End-Users of the Services; or (iii) reporting and managing interruptions, delays or other troubles. Newco’s training staff shall train the remainder of the Newco Personnel, and the curriculum and training materials distributed to such Personnel shall be subject to Newco’s prior approval, which approval shall not be unreasonably withheld. Perot Systems shall cooperate with Newco in the training of PSC Personnel on Newco’s systems and practices so that Perot Systems can properly and efficiently provide the Services in accordance with the terms of this MSA.

(b)                                 Training for all Newco Personnel described in Subsection 3.7(a) shall be provided at Supported Sites agreed to by the Parties, which Newco shall make available for this purpose. Newco shall make the Newco Personnel reasonably available to receive such training. Perot Systems shall conduct and complete such training for Newco Personnel assigned to any site between five (5) and twenty (20) Business Days prior to the first availability of a significant component of the applicable Services at that Supported Site unless the Parties agree otherwise. Perot Systems shall provide retraining upon Newco’s reasonable request, and as needed to accommodate turnover among Newco’s Personnel. Perot Systems shall update training materials as the Services change.

(c)                                  Perot Systems shall develop, distribute, and update templates for handouts and desktop aids for Services End-Users as reasonably necessary for such users to efficiently use the Services.

3.8                               Perot Systems Licenses and Permits; Export   Perot Systems shall obtain, and has responsibility for complying with, all licenses, consents, approvals, permits, and authorizations required by laws and regulations applicable to it as an information technology services provider, which are legally required to be obtained in order to perform the Services, including any permissions necessary or appropriate under U.S. export control laws, and with respect to any Services that will be performed offshore from locations outside the U.S. and any movement or transmission of data, information or any other materials subject to export control laws. As part of the Services, Perot Systems shall be responsible for, and shall coordinate and oversee, compliance with any and all such licenses, consents, approvals, permits, and authorizations and Newco shall reasonably cooperate with and assist Perot Systems in obtaining same. However, Perot Systems shall have no obligation to identify or interpret for Newco any laws or regulations affecting the Services that do not generally apply to Perot Systems’ internal business operations. If Perot Systems determines that any change in the Services or the way in which Perot Systems performs the Services is necessary to comply with any law or regulation affecting Perot Systems’ internal operations, Perot Systems shall notify

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Newco of such change, and such change may be made subject to the Change Control Process.

3.9                               No Adverse Changes to the Services   Except as may be necessary on an emergency basis to maintain the continuity of the Services, Perot Systems shall not, without Newco’s prior written consent, modify:  (a) the composition of the Services; or (b) the manner in which the Services are to be provided or delivered pursuant to this MSA if such modification would have a material adverse effect on the business of Newco.

3.10                        Subcontractors   Perot Systems shall have the right to subcontract all or any part of the Services to any of its Affiliates and to any other person or entity (each, a “Subcontractor”), including Affiliates and other persons or entities whose principal place of business is outside the United States, without Newco’s consent, except that Perot Systems shall not subcontract any part of the Services to any Affiliate, person or entity who is a competitor of Newco in the Business without Newco’s prior consent, which may be withheld by Newco in its sole discretion. Perot Systems’ Account Manager will give Newco’s Account Manager reasonable advance notice of each proposed subcontract to a Subcontractor other than an Affiliate of Perot Systems whose principal place of business is located in the United States. Perot Systems shall be fully responsible, financially and otherwise, for the Services provided by each Subcontractor to the same extent as if it had performed the Services itself. Notwithstanding the foregoing, Newco acknowledges and agrees that Perot Systems may subcontract all or any part of the Core Application Services to HCL Perot Systems Ltd., whose principal place of business is outside the United States, provided that Newco’s consent shall be required to subcontract any new obligations after Perot Systems ceases to own, directly or indirectly, at least twenty-five percent (25%) of HCL Perot Systems Ltd.

3.11                        Changes to Services Due to Changes in Newco’s Business   Newco and Perot Systems understand that Newco’s predicted resource requirements, while based on the best knowledge available, may be subject to significant variation as a result of unexpected growth or reduction in its business, including due to mergers, acquisitions or divestitures, or due to other changes resulting from the then-current business environment. Upon request by Newco in connection with the occurrence of an event that results in a sustained increase or decrease in the resource requirements under this MSA, Perot Systems shall prepare a good faith proposal to address the new resource requirements, which may include, without limitation, appropriate adjustments to the Service Levels, Base Services and the fees set forth in this MSA, so that Newco may be responsive to its evolving business needs and remain competitive in the marketplace. Upon request by Newco, the Parties agree to negotiate in good faith to adjust this MSA appropriately to reflect such changes for the applicable remaining years of the Term.

3.12                        Service Levels

(a)                                  Perot Systems will meet or exceed the Service Levels

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(i)                                     set forth in Parts C and E of Exhibit B for the applicable Base Services commencing on the Effective Date, except with respect to the Transitioned Applications and the VRS;

(ii)                                  set forth in Part F of Exhibit B for the applicable Base Services commencing after the Transition Period with respect to the Transitioned Applications; and

(iii)                               set forth in Part D of Exhibit B for the applicable Base Services commencing on the Effective Date and continuing until the addition of the VRS Modifications with respect to the Odyssey System and commencing on the Warranty Period defined in Attachment A-3 to Exhibit A with respect to the VRS.

(b)                                 As contemplated by the Change Control Process, (i) any Change Order implementing Service or resource changes requested by Newco and any other Change Order changing the manner in which the Services are provided by Perot Systems may include an equitable adjustment to the Annual Services Charge and the applicable Service Levels and the Service Level Credits, and (ii) Perot Systems will review with Newco as part of the Change Control Process the anticipated effect of such reduction, addition, or change on Perot Systems’ ability to meet the applicable Service Levels.

(c)                                  If Perot Systems fails to meet any Service Level, Perot Systems will (i) promptly investigate and perform a root-cause analysis to identify the cause of the failure; (ii) provide to Newco a report on the causes of the problem; (iii) correct the problem, to the extent such problem is within its control, or take appropriate steps in escalation to the appropriate Third Party Vendor to cause the problem to be corrected to the extent such problem is not within its control; (iv) take appropriate preventive measures to reduce the probability of a recurrence of the problem; (v) take appropriate actions to mitigate the adverse effects of the problem prior to its correction; and (vi) periodically advise Newco of the status of remedial efforts being undertaken with respect to such problems in accordance with the Operations Procedures Manual.

(d)                                 On an annual basis, Newco and Perot Systems will review the Service Levels and, if mutually agreed (which agreement shall not be withheld unreasonably), the Parties will adjust the Service Levels to reflect appropriate changes in circumstances, such as technological advances, changes in methods used generally to perform similar services, changes in business metrics, operating costs and budgetary constraints, and any service or resource changes requested or approved by Newco.

(e)                                  Perot Systems will procure and implement appropriate monitoring tools (to the extent such tools are not already used by Perot Systems to monitor applications, systems, and networks that are being managed by Perot Systems, the tools will be approved by Newco and will be acquired at Perot Systems’ expense for use by

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Perot Systems) and related procedures necessary to measure and report Perot Systems’ compliance with the Service Levels. An initial list of such monitoring tools is set forth in Part G of Exhibit B. Perot Systems will provide Newco with (i) the performance monitoring reports described in Part G of Exhibit B, and (ii) such other documentation and information as Newco reasonably requests, to verify that the Services are being performed in compliance with the Service Levels. Upon Newco’s reasonable request, but not more frequently than once per Contract Year, Perot Systems will provide Newco and its designees with information and access to such tools and procedures for purposes of performing an audit of Perot Systems’ compliance with the Service Levels and these reporting requirements.

3.13                        European and Asian Affiliates

(a)                                  Notwithstanding anything to the contrary in this MSA, the Parties acknowledge and agree that the Affiliates of Newco whose principle business operations are located outside the United States and Canada (“European and Asian Affiliates”), will not receive any of the Base Services with respect to Hardware and Software that is located outside the United States, except with respect to the “bridges” described in subsection (b) below. All other components of the Base Services will initially be performed for the European and Asian Affiliates on the same basis and to the same extent as Base Services are performed for Franchisees/Licensees. For the avoidance of doubt, the European and Asian Affiliates will initially have administrative, financial, legal, and operational responsibility for all Hardware and Software located outside the United States and Canada. Upon request by Newco, Perot Systems will prepare for Newco’s review and approval a proposal to provide the full range of Base Services, or any component of the Base Services, to all or any of the European and Asian Affiliates.

(b)                                 The Parties further acknowledge and agree that the European and Asian Affiliates do not use either the Legacy System, the Odyssey System or VRS to conduct their automobile rental and maintenance operations from the Effective Date until the VRS Project is completed. However, the information technology systems used by the European and Asian Affiliates exchange certain data relating to reservations via “bridges” with the Legacy System and such exchanges will continue until the Legacy System is decommissioned. In connection with the VRS Project Services, Perot Systems will modify such bridges so that the information technology systems used by the European and Asian Affiliates may exchange data with VRS on a basis similar to or more efficiently than the data is exchanged with the Legacy System. Unless otherwise agreed in a Change Order, the European and Asian Affiliates will have administrative, financial, legal, and operational responsibility for procuring, acquiring, installing and testing all hardware and software necessary to install and operate VRS.

(c)                                  If, for any reason, any European and Asian Affiliate ceases to be an Affiliate of Newco, Perot Systems agrees that such European and Asian Affiliate shall, unless

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otherwise requested by Newco, become a Franchisee/Licensee of Newco and continue to have access to and use of VRS on the same basis as other Franchisees/Licensees.

ARTICLE 4

CERTAIN NEWCO OBLIGATIONS

4.1                               Newco’s Cooperation   Newco shall reasonably cooperate with Perot Systems by, among other things, making available, as reasonably requested by Perot Systems, management decisions, information, approvals or disapprovals, and acceptances or rejections in a timely manner so that Perot Systems may fulfill its obligations and responsibilities under this MSA. Newco shall cause the Supported Affiliates to, and enter into agreements with each of the Franchisee/Licensees providing that they will, reasonably cooperate with Perot Systems by, among other things, making available, as reasonably requested by Perot Systems, management decisions, information, approvals or disapprovals, and acceptances or rejections in a timely manner so that Perot Systems may fulfill its obligations and responsibilities under this MSA. In addition, Newco will use its commercially reasonable efforts, including the provision of necessary letters of agency, to cause its Third Party Vendors to cooperate with Perot Systems in the performance of the Services.

4.2                               Access to Newco’s Facilities   Newco (i) shall grant to or obtain reasonable access for Perot Systems during Newco’s normal business hours (and at any other hour as reasonably requested by Perot Systems) to the equipment, facilities, and systems in Newco’s or any Supported Affiliate’s possession or control to which Perot Systems reasonably requires access to perform its obligations under this MSA, and (ii) shall use commercially reasonable efforts to grant to or obtain reasonable access for Perot Systems during normal business hours (and at any other hour as reasonably requested by Perot Systems) to the equipment, facilities, and systems in the Franchisee/Licensees’ possession or control to which Perot Systems reasonably requires access to perform its Services under this MSA, subject to the following conditions:

(a)                                  Rules. PSC Personnel and each business invitee of such PSC Personnel shall obey all generally applicable rules and procedures at any Newco, Supported Affiliate’s or Franchisee/Licensees’ facility of which Newco, the Supported Affiliates or the Franchisee/Licensee has notified Perot Systems. When PSC Personnel are located at Newco’s, a Supported Affiliate’s or Franchisee/Licensees’ facility, Perot Systems shall use, and shall cause all PSC Personnel to use, such facility only to provide the Services, provided that such PSC Personnel may perform limited back office work at Newco Service Locations that is incidental to the provision of the Services.

(b)                                 Alteration. Perot Systems shall not make any structural, mechanical or electrical alterations to Newco’s, any Supported Affiliate’s or Franchisee/Licensees’ facilities without, as applicable, Newco’s, the applicable Supported Affiliate’s or the applicable Franchisee/Licensee’s prior written approval.

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(c)                                  Structure. Subject to Newco’s obligations under Section 4.3, when a portion of Newco’s, any Supported Affiliate’s or Franchisee/Licensee’s facilities occupied by PSC Personnel is no longer required to perform the Services, Perot Systems shall return such portion to Newco, the Supported Affiliate or the Franchisee/Licensee, as applicable, in the same condition as when Perot Systems began use of such portion, except for (i) authorized alterations and modifications, and (ii) reasonable wear and tear.

(d)                                 Limited Access. Newco, any Supported Affiliate and any Franchisee/Licensee, as applicable, may impose reasonable security procedures to limit access to those portions of Newco’s, such Supported Affiliate’s or such Franchisee/Licensee’s facilities being used by Perot Systems to perform the Services.

(e)                                  Changes by Newco, the Supported Affiliates or Franchisee/Licensees. Newco shall not, and shall cause the Supported Affiliates to not, make any changes to a facility owned, leased or controlled by Newco or a Supported Affiliate where the Services are being performed if Newco reasonably expects such change (i) to have a material adverse effect on Perot Systems’ ability to perform its obligations (including its obligation to meet any Service Levels) hereunder; or (ii) materially to increase the cost to Perot Systems to perform its obligations hereunder, without prior written notice to and approval by Perot Systems (such approval not to be unreasonably withheld or delayed).

4.3                               Support   As to any portion of Newco’s or any Supported Affiliates’ facilities to be occupied by PSC Personnel under Section 4.2 to provide the Services, Newco shall provide to the assigned PSC Personnel at no charge, for use primarily in connection with performance of the Services (i) a reasonable work environment, including office space, basic furniture, a telephone, utilities and common office supplies; (ii) reasonable access to photocopy, printer, facsimile, and similar office equipment; (iii) reasonable facility maintenance and janitorial services; (iv) desktop computers, workstations, terminals, printers and other equipment reasonably required by PSC Personnel in connection with the performance of the Services; and (v) reasonable access to the networks located at facilities within their responsibility and required for the provisions of the Services.

4.4                               Third Party Bids

(a)                                  As provided in Section 2.4(b), Newco has the right to obtain certain Additional Services from Third Party Vendors. With respect to Services sought by Newco as provided in Section 2.4(b)(v), Newco shall notify Perot Systems of, and Perot Systems shall have the right to respond to, all requests for information, requests for proposal and similar bidding procedures on the same basis as other Third Party Vendors.

(b)                                 If Newco obtains information technology services from any Third Party Vendor, Perot Systems will have the right to approve, which approval will not be unreasonably withheld or delayed, the implementation and installation of any resulting Third Party Vendor software, equipment or services that Perot Systems

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will be required to manage or operate as part of the Services, prior to becoming responsible for such Third Party Vendor software, equipment or services as part of the Services pursuant to the Change Control Process.

4.5                               Certain Obligations   Commencing on the Effective Date and continuing throughout the Term, as between Perot Systems and Newco, Newco will be responsible for providing and performing the Newco Retained Functions and the services, functions and responsibilities described in Schedule 2.4(b).

ARTICLE 5

PEROT SYSTEMS OBLIGATIONS

5.1                               Perot Systems’ Cooperation   During the Term, Perot Systems shall provide commercially reasonable cooperation to Newco by responding to Newco’s reasonable requests for information related to the functionality or operation of the GreenWay System, the Odyssey System, the VRS and the Services to the extent that (i) Perot Systems has such information, (ii) Perot Systems is not prohibited from disclosing such information under the terms of any other agreement, (iii) Newco does not provide such information to a competitor of Perot Systems unless Perot Systems and such competitor enter into a commercially reasonable confidentiality agreement under which such competitor agrees to protect the confidentiality of Perot Systems Confidential Information, and (iv) Newco treats such information as Perot Systems’ Confidential Information to the extent such information is owned by Perot Systems.

5.2                               Access to Perot Systems’ Facilities   Perot Systems (i) shall grant to or obtain reasonable access for Newco or the Supported Affiliates (excluding direct competitors of Perot Systems) during normal business hours, and at such other time as reasonably necessary, to the equipment, facilities, and systems in Perot Systems’ facilities, including Perot Systems’ Data Center where the Services are being performed. Newco will provide Perot Systems with at least two-Business Days written notice prior to providing any business invitees of Newco or the Supported Affiliates with access to the Perot Systems facilities, including any Perot Systems Data Center, where Services are being performed. Perot Systems may control such access so as to provide reasonable protection of Confidential Information of Perot Systems, its Subsidiaries, or its customers or vendors. In connection with such access, the following obligations shall apply:

(a)                                  Rules. Newco Personnel and each business invitee of such Newco Personnel shall obey all generally applicable rules and procedures of Perot Systems facilities, including Perot Systems Data Center, of which such persons have been notified.

(b)                                 Alteration. Newco shall not make any structural, mechanical or electrical alterations to any Perot Systems facilities including Perot Systems Data Center without Perot Systems’ prior written approval.

(c)                                  Limited Access. Except as otherwise agreed, Perot Systems may impose reasonable security procedures to limit access to those portions of the Perot

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Systems facilities, including Perot Systems Data Center, not being used to perform Services.

(d)                                 Structure. When a portion of Perot Systems’ facilities occupied by Newco Personnel is no longer required to perform the Services, Newco shall return such portion to Perot Systems, in substantially the same condition as when Newco began use of such portion, except for (i) authorized alterations and modifications, and (ii) reasonable wear and tear.

(e)                                  Limitations. The access provided in this Section shall be limited as required by Perot Systems under Perot Systems’ agreements with other customers or other third parties.

5.3                               Employee Transfers   On or before the Effective Date, Perot Systems will offer employment to the individuals currently employed by ANC Rental or its Affiliates who have been identified in a side letter from Perot Systems to Newco dated as of the Agreement Date (the “Side Letter”), subject to Perot Systems’ standard employment policies and practices, including pre-employment background investigations and drug tests. Those individuals who accept Perot Systems’ offer of employment are collectively referred to herein as the “Transitioned Employees”. Perot Systems agrees that such offers of employment will (i) include compensation and benefit terms that are at least comparable to those offered to other Perot Systems’ employees with similar skills and experience, and (ii) provide that each Transitioned Employee will be given credit for their years of service as an employee of ANC Rental (or any predecessor entity or Affiliate) in connection with Perot Systems’ benefit plans and programs, including vacation and short-term disability. Transitioned Employees will become employees of Perot Systems as of the Effective Date or such later date as they report to work at Perot Systems. Employees identified in the Side Letter shall not be deemed to be terminated from employment by ANC Rental or its Affiliates and shall not be entitled to severance.

5.4                               Key Employees   Schedule 5.4 contains a list of certain Perot Systems employees who are key personnel to the activities contemplated by this MSA, including the Perot Systems Account Manager (collectively, “Key Employees”). The Parties may agree to modify or amend such list from time to time in writing. Perot Systems shall not reassign to another account any Key Employee without receiving Newco’s written approval after:  (i) providing at least thirty (30) days prior notice to Newco in writing or by e-mail; and (ii) nominating replacement personnel of at least equal competence and experience reasonably acceptable to Newco. Perot Systems shall promptly replace any Key Employee to whom Newco reasonably objects. Schedule 5.4 shall be amended to reflect such replacement personnel.

5.5                               Required Consents   Perot Systems will use commercially reasonable efforts on Newco’s behalf to obtain any third-party consents necessary for Perot Systems to have access to and use any Supported Software or Supported Hardware in connection with the Services (“Required Consents”). Newco shall cooperate with Perot Systems to obtain such Required Consents. Newco shall pay any reasonable and applicable license, transfer or access fees for any Supported Software. If a Required Consent is not obtained, then,

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unless and until such Required Consent is obtained, Perot Systems will determine and adopt, subject to Newco’s prior written approval, such alternative commercially reasonable approaches as are necessary and sufficient, so as not to increase Service charges, to provide the Services in accordance with the applicable Service Levels without such Required Consents, to the extent reasonably possible.

ARTICLE 6

RESPONSIBILITY FOR ASSETS

6.1                               General   The Debtors, with Perot Systems’ assistance, have developed lists of all software (the “Supported Software”), all equipment (the “Supported Hardware”), and all licenses, equipment leases, maintenance agreements, service agreements and support agreements (the “Managed Contracts”) existing as of the Agreement Date (to be updated as of the Effective Date and as new agreements and equipment come into existence after the Effective Date in accordance with this MSA), that will be supported or managed by Perot Systems as part of the Base Services. The Parties’ respective administrative, financial, legal and operational responsibilities with respect to the Supported Hardware, Supported Software, and Managed Contracts are described in this Article 6 and, for the convenience of the Parties, in the Responsibility Allocation Matrices attached as Schedule 6.1. In the event of any conflict between this Article 6 and Schedule 6.1, the text of this Article 6 shall control. Any grant by Newco to Perot Systems of rights of use pursuant to this Article 6 shall be deemed to include, subject to the other provisions of this MSA, a grant of such rights to Perot Systems’ Subcontractors to the extent necessary to perform the Services hereunder.

(a)                                  The responsibilities of a Party having administrative, financial, legal or operational responsibility for a Managed Asset are as follows:

(i)                                     If a Party has administrative responsibility for a Managed Asset, such Party shall be responsible for managing such Managed Asset, including (A) the tracking of renewal dates and license compliance provisions, (B) providing notice to the Party with legal responsibility when actions need to be taken with respect to such Managed Asset (e.g., notification of renewal of the license for such Managed Asset), and (C) receiving invoices from third party vendors, promptly reviewing such invoices, and providing to the Party with financial responsibility the original invoice together with a statement identifying which charges are proper and valid and should be paid.

(ii)                                  If a Party has financial responsibility for a Managed Asset, such Party shall be responsible for all current (applicable immediately after the agreed effective date of such financial responsibility) and future financial costs and expenses related to such Managed Asset, including (A) acquisition, lease, license, or other ownership costs; (B) cost of modifications, upgrades, enhancements, new releases, replacements, and expanded license rights; and (C) growth and technology refreshments (including third party software and equipment maintenance agreements).

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(iii)                               If a Party has legal responsibility for a Managed Asset, such Party shall be responsible for (A) if applicable, assuming leases and licenses for any such Managed Asset being assigned pursuant to this MSA; and (B) entering into contracts, leases, and licenses for any such Managed Asset in its name, including (1) contracts addressing the modifications, upgrades, enhancements, and replacements of such Managed Asset, and (2) third party software or equipment maintenance agreements with respect to such Managed Asset.

(iv)                              If a Party has operational responsibility for a Managed Asset, such Party shall be responsible for operational support of such Managed Asset, including (A) the unpacking, configuration, staging, setup, and installation of such Managed Asset; (B) the support of such Managed Asset; (C) the maintenance of such Managed Asset; (D) moves, additions and changes with respect to such Managed Asset; and (E) disaster recovery with respect to such Managed Asset.

6.2                               Existing Hardware   The Parties’ respective rights and responsibilities with respect to (i) Supported Hardware directly or indirectly owned (immediately after consummation of the Acquisition) by Newco (collectively, the “Supported Hardware (Owned)”), and (ii) Supported Hardware directly or indirectly leased (immediately after consummation of the Acquisition) by Newco (collectively, the “Supported Hardware (Leased)”), shall be as follows:

(a)                                  Owned by Newco. The Parties’ respective rights and responsibilities with respect to Supported Hardware (Owned) shall be as follows:

(i)                                     On the Effective Date, Newco shall assign and convey to Perot Systems the Supported Hardware (Owned) identified in Schedule 6.2(a), Part A (the “Assigned Hardware (Owned)”). After such assignment and conveyance, Perot Systems shall be administratively, financially, legally, and operationally responsible for such Assigned Hardware.

(ii)                                  Newco shall retain ownership of, and administrative, financial and legal responsibility for, all Supported Hardware (Owned) identified in Schedule 6.2(a), Part B (the “Retained Hardware (Owned)”). On the Effective Date, Newco shall, and hereby does, grant to Perot Systems the right to access, configure, maintain and use the Retained Hardware (Owned) and all other rights with respect to the Retained Hardware (Owned) necessary to perform the Services. Beginning on the Effective Date and continuing until the end of the Term, Perot Systems shall be operationally responsible for the Retained Hardware (Owned).

(b)                                 Leased by Newco. The Parties’ respective rights and responsibilities with respect to Supported Hardware (Leased) shall be as follows:

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(i)                                     On the Effective Date, Newco shall assign to Perot Systems the equipment leases identified in Schedule 6.2(b), Part A (“Assigned Hardware Leases”) relating to the Supported Hardware (Leased) identified in Schedule 6.2(b), Part A (“Assigned Hardware (Leased)”). After such assignment and assumption, Perot Systems shall be administratively, financially, legally, and operationally responsible for the Assigned Hardware Leases and the applicable Supported Hardware (Leased) subject to such leases with respect to all periods after the effective date of the Assignment and Assumption Agreement.

(ii)                                  Newco shall retain financial and legal responsibility for the equipment leases identified in Schedule 6.2(b), Part B (“Retained Hardware Leases”) relating to the Supported Hardware (Leased) identified in Schedule 6.2(b), Part B (the “Retained Hardware (Leased)”). On the Effective Date, Newco shall, and hereby does, grant to Perot Systems the right to access, configure, maintain and use the Retained Hardware (Leased) and all other rights with respect to the Retained Hardware (Leased) necessary to perform the Services. Beginning on the Effective Date and continuing until the end of the Term, Perot Systems shall be administratively and operationally responsible for the Retained Hardware (Leased) and the Retained Hardware Leases.

6.3                               Replacement and Additional Hardware

(a)                                  Perot Systems Responsibility. Except as provided in Section 6.3(b), Perot Systems shall be administratively, financially, legally and operationally responsible to procure and acquire any additions, enhancements and upgrades to, repairs to, and replacements of, Supported Hardware that are necessary to provide the Services in accordance with the applicable Service Levels. Such additional Hardware may be purchased or leased by Perot Systems in its sole discretion, provided that Perot Systems shall give at least thirty (30) days’ notice to Newco before purchasing or leasing any equipment having a purchase price or capital cost, as applicable, greater than $100,000 (with reasonably related expenditures to be aggregated) or entering into any equipment lease the term of which will extend beyond the scheduled expiration of the Term. Newco shall have the right, in its sole discretion, to cause Perot Systems to defer any such purchase or lease, provided that the Parties enter into a Change Order that addresses (i) sharing the costs that will be avoided and may be incurred by the Parties as a result of such deferral, (ii) adjustments to the Annual Services Charge and any Service Levels and Service Level Credits that may be affected by such deferral, and (iii) such other matters as the Parties determine appropriate.

(b)                                 Newco Responsibility. Newco shall be financially and legally responsible to procure and acquire (i) any additions, enhancements and upgrades to, repairs to, and replacements of, Retained Hardware (Owned) and Retained Hardware (Leased), and (ii) unless otherwise agreed by the Parties in a Change Order, any additions, enhancements and upgrades to and replacements of Supported

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Hardware that are necessary, as a result of changes in Newco’s volume of, or method of doing, business, for Perot Systems to provide the Services in accordance with the applicable Service Levels; and, upon acquisition of such Supported Hardware, Newco shall grant Perot Systems the rights described in 6.2(a)(ii) or 6.2(b)(ii), as the case may be. Notwithstanding the foregoing, Newco shall have the option in its sole discretion not to procure or acquire any such additions, enhancements, upgrades or replacements having a purchase price or capital cost, as applicable, greater than $100,000 (with reasonably related expenditures to be aggregated) provided that the Parties agree that if Newco elects not to procure or acquire such items, the Annual Services Charge and the affected Service Levels and Service Level Credits may require appropriate adjustment.

6.4                               Existing Software   The Parties’ respective rights and responsibilities with respect to (i) existing Third Party Systems Software for Assigned Hardware, (ii) existing Third Party Systems Software for Retained Hardware, and (iii) existing Applications Software, shall be as follows:

(a)                                  Third Party Systems Software.

(i)                                     For Assigned Hardware. Subject to obtaining the consents described in Section 5.5, (A) Newco shall assign, and hereby does assign, as of the Effective Date, the licenses identified in Schedule 6.4(a), Part A to the Third Party Systems Software for the Assigned Hardware (the “Assigned Systems Software Licenses”), and (B) Perot Systems shall assume, and hereby does assume, as of the Effective Date, the Assigned Systems Software Licenses. With respect to all periods after the Effective Date during the Term, Perot Systems shall be administratively, financially, legally, and operationally responsible for the Assigned Systems Software Licenses and, subject to such licenses, the related Third Party Systems Software, including, as necessary or appropriate to provide the Services, additions, enhancements, modifications, replacements and upgrades of such Third Party Systems Software and introduction of new Third Party Systems Software for the Assigned Hardware.

(ii)                                  For Retained Hardware. Newco shall retain financial and legal responsibility for the licenses identified in Schedule 6.4(a), Part B to the Third Party Systems Software for the Retained Hardware (the “Retained Systems Software Licenses”), including, as necessary or appropriate to obtain the Services, additions, enhancements, modifications, replacements and upgrades of such Third Party Systems Software and the acquisition of new Third Party Systems Software for the Retained Hardware. Subject to obtaining the consents described in Section 5.5, (A) as of the Effective Date, Newco shall, and hereby does, grant to Perot Systems the rights that Newco has or later obtains with respect to such Third Party Systems Software for the Retained Hardware, and (B) with respect to all periods after the Effective Date during the Term, Perot Systems shall (1) be administratively and operationally responsible for the Retained Systems

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Software Licenses and the related Third Party Systems Software, including, as necessary or appropriate to provide the Services, additions, enhancements, modifications, replacements and upgrades of such Third Party Systems Software and introduction of new Third Party Systems Software for the Retained Hardware, and (2) comply with the duties, including use restrictions, imposed by the Retained Systems Software Licenses.

(b)                                 Applications Software.

(i)                                     Retained Third Party Applications Software. Newco shall retain financial and legal responsibility for the licenses identified in Schedule 6.4(b), Part A to the Third Party Applications Software (the “Retained Third Party Applications Software Licenses”), including, as necessary or appropriate to obtain the Services, additions, enhancements, modifications, replacements and upgrades of such Third Party Applications Software. Subject to obtaining the consents described in Section 5.5, (A) as of the Effective Date, Newco shall, and hereby does, grant to Perot Systems the rights that Newco has or later obtains with respect to the Third Party Applications Software, and (B) with respect to all periods after the Effective Date during the Term, Perot Systems shall (1) be administratively and operationally responsible for the Retained Third Party Applications Software Licenses and the related Third Party Applications Software, including, as necessary or appropriate to provide the Services, additions, enhancements, modifications, replacements and upgrades of such Third Party Applications Software, and (2) comply with the duties, including use restrictions, imposed by the Retained Third Party Applications Software Licenses.

(ii)                                  Assigned Third Party Applications Software. Subject to obtaining the consents described in Section 5.5, (A) Newco shall assign, and hereby does assign as of the Effective Date, the licenses identified in Schedule 6.4(b), Part B to the Third Party Applications Software (the “Assigned Third Party Applications Software Licenses”), and (B) Perot Systems shall assume, and hereby does assume, as of the Effective Date, the Assigned Third Party Applications Software Licenses. With respect to all periods after the Effective Date during the Term, Perot Systems shall (1) be administratively, financially, legally, and operationally responsible for the Assigned Third Party Applications Software Licenses and the related Third Party Applications Software, including, as necessary or appropriate to provide the Services, enhancements, modifications, and upgrades of such Third Party Applications Software, and (2) comply with the duties, including use restrictions, imposed by the Assigned Third Party Applications Software Licenses.

(iii)                               Applications Software Owned by Newco. Newco shall retain ownership of, and financial and legal responsibility for, the Applications Software

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identified in Schedule 6.4(b), Part C (the “Newco Applications Software”), including, as necessary or appropriate to provide the Services, enhancements, modifications, and upgrades of such Newco Applications Software. As of the Effective Date, (B) Newco shall, and hereby does, grant to Perot Systems the rights set forth in Section 6.4(b)(i) with respect to the Newco Applications Software, and (B) with respect to all periods after the Effective Date during the Term, Perot Systems shall be administratively and operationally responsible for the Newco Applications Software, including, as necessary or appropriate to provide the Services, enhancements, modifications, and upgrades of the Newco Applications Software.

6.5                               Replacement and Additional Software

(a)                                  Third Party Systems Software.

(i)                                     For Assigned Hardware. Perot Systems shall be administratively, financially, legally and operationally responsible for Third Party Systems Software acquired for, and installed on, Assigned Hardware after the Effective Date (including enhancements, replacements and upgrades to Systems Software for Assigned Hardware) to the same extent as Perot Systems is administratively, financially, legally and operationally responsible for the Assigned Hardware.

(ii)                                  For Retained Hardware. Newco shall be financially and legally responsible for Third Party Systems Software acquired after the Effective Date for installation on Retained Hardware (including enhancements, replacements and upgrades to Systems Software for Retained Hardware). Effective upon acquisition of such Third Party Systems Software, (A) such Third Party Systems Software licenses shall be deemed to be Retained Systems Software Licenses, (B) Newco shall, and hereby does, grant to Perot Systems the rights described in Section 6.4(a)(ii)(A) with respect to such Third Party Systems Software, and (C) from such effective date until the end of the Term, Perot Systems shall have the responsibilities and obligations described in Section 6.4(a)(ii)(B) with respect to such Third Party Systems Software and the applicable software licenses.

(b)                                 Third Party Applications Software. Perot Systems shall be administratively and operationally responsible for Third Party Applications Software included in the Base Services as of the Effective Date. Perot Systems shall install, operate, and support new Third Party Applications Software approved by Newco in a mutually agreed Change Order. Unless otherwise agreed by the Parties in the applicable Change Order, (A) Newco shall have financial and legal responsibility for all licenses for new Third Party Applications Software as Additional Services, (B) Newco shall, and hereby does, grant to Perot Systems the rights that Newco obtains with respect to such new Third Party Applications Software, and (C) with respect to all periods after the effective date of such grant during the Term, Perot

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Systems shall (1) be administratively and operationally responsible for such licenses and, subject to such licenses, the related Third Party Applications Software, including, as necessary or appropriate to provide the Services, enhancements, modifications, and upgrades of such Third Party Applications Software, and (2) comply with the duties, including use restrictions, imposed by such licenses. Perot Systems shall not install or operate in connection with the Services any new Third Party Applications Software without Newco’s prior written approval in a Change Order, which Change Order will provide for appropriate adjustments to the Annual Services Charge.

6.6                               Third Party Service Contracts

(a)                                  Subject to Sections 6.6(b) and 5.5, Newco assigns to Perot Systems, and Perot Systems accepts and assumes such assignment for, the Third Party Service Contracts identified in Schedule 6.6, Part A (the “Assigned Third Party Service Contracts”), effective as of the Effective Date. Perot Systems shall have administrative, financial, legal and operational responsibility for the Assigned Third Party Service Contracts with respect to periods on and after the Effective Date.

(b)                                 Newco shall retain financial and legal responsibility for the Third Party Service Contracts identified in Schedule 6.6, Part B (the “Retained Third Party Service Contracts”), and, subject to Section 5.5, Newco grants to Perot Systems, solely to the extent necessary for performing the Services, the rights Newco has with respect to the Retained Third Party Service Contracts that are reasonably necessary for Perot Systems to provide the Services. Perot Systems shall have administrative and operational responsibility for, and shall comply with the duties imposed on Newco by, the Retained Third Party Service Contracts.

(c)                                  The Parties acknowledge that certain Third Party Service Contracts for Supported Hardware and Supported Software, such as hardware maintenance contracts and software support agreements, may be listed in Schedule 6.6. Notwithstanding Sections 6.6(a) and (b), these Third Party Service Contracts shall be treated in the same manner provided in Sections 6.1 through 6.4 as the Supported Hardware or Supported Software to which such Third Party Service Contracts relate, including whether such Third Party Service Contract is retained by Newco or assigned to Perot Systems, and the allocation of administrative, financial, legal and operational responsibility as between the Parties.

6.7                               Certain Hardware and Software Provided by Perot Systems . Notwithstanding the provisions of Sections 6.1 through 6.6 above, Perot Systems will have administrative, financial, legal and operational responsibility for the following Hardware and Software as part of the Annual Services Charge:

(a)                                  Hardware and Software used by PSC Personnel to provide concurrent support to more than one Perot Systems’ customer. For example, with respect to the Help Desk Services, Perot Systems will provide the help desk Software, the Hardware

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on which such Software is operated, telephone switches and handsets, desktop computers and related Hardware and Software used to provide the Help Desk Services;

(b)                                 Hardware and Software necessary to retain up to seven years of data from the Legacy System for up to seven years after the Legacy System is decommissioned;

(c)                                  Hardware and Software used generally in the business of Perot Systems. For example, Hardware and Software used by Perot Systems’ accounting, human resources, and other back-office functions; and

(d)                                 Hardware and Software not used by Perot Systems for the direct benefit of Newco and its Supported Affiliates and Franchisees/Licensees.

6.8                               Managed Contracts.

(a)                                  Upon request by Newco after the date on which Newco attains an investment grade credit rating for its unsecured corporate debt (i.e., a rating of Baa3 or better by Moody’s and of BBB- by Standard & Poors), and provided that Newco has not failed to pay when due (subject to Section 7.8(c)(ii) and any other provisions of this MSA governing payment disputes) all undisputed invoices properly submitted under Section 7.8 during the prior six (6) months, Perot Systems shall prepare and submit to Newco for review and approval a proposal pursuant to which Perot Systems would acquire (whether through purchase, assumption of the applicable license or lease, or otherwise) and become fully responsible for the Supported Hardware, the Supported Software and the Managed Contracts from Newco or the applicable Third Party Vendor, including responsibility for the payment, support, maintenance and management thereof. Such proposal will include (i) the reasonable changes (if any) in Service Levels and Service Level Credits that would result from such acquisition, and (ii) reasonable changes, if any, to charges under this MSA to reflect amounts to be paid by Perot Systems and passed through (without markup) to Newco during the remainder of the Term.

(b)                                 Following receipt of a proposal, Newco shall have the opportunity to review the proposal, and, at Newco’s election, to accept, reject, or enter into good faith negotiations with Perot Systems of the terms of the proposal in accordance with the Change Control Process. Upon negotiation of mutually acceptable terms for such acquisition and assumption of responsibility by Perot Systems, the Parties shall prepare and, at Newco’s option, execute a Change Order reflecting such mutually agreed upon terms and the terms of this MSA shall be deemed amended accordingly.

ARTICLE 7

CHARGES AND PAYMENT

7.1                               Charges for Services   Subject to the terms of this MSA, Newco will pay Perot Systems the amounts set forth in Exhibit C for the Services, at the times and according to the terms set forth in that Exhibit and in this Article 7. Perot Systems’ charges for the Base

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Services identified in Attachment C-2 of Exhibit C (“Annual Services Charge”) will be adjusted for incremental charges or credits based on the Resource Baselines established in Attachment C-2 of Exhibit C of this MSA and as otherwise provided in this MSA.

7.2                               Charges for Additional Services   Unless otherwise agreed by the Parties, Newco will pay Perot Systems for Additional Services at the rates set forth in Attachment C-3 to Exhibit C (“Additional Services Rates”), as such rates are adjusted annually pursuant to Section 7.7 of this MSA. Unless otherwise specifically provided in a Change Order, Perot Systems will deliver invoices to Newco in accordance with Section 7.8, for all amounts due and payable, and each such invoice will be due in accordance with Section 7.8 and the other requirements of this MSA. Newco may from time to time reduce the scope or level of Services provided by Perot Systems in accordance with a Change Order, and the fees charged to Newco shall be reduced accordingly to reflect the reduced scope or level of Services.

7.3                               Service Level Credits

(a)                                  General. If Perot Systems fails to meet the applicable Service Level for a particular Service during steady state operations (i.e., not during a Transition Period with respect to a particular Service), Perot Systems shall incur and provide to Newco performance credits against fees payable hereunder by Newco to Perot Systems as described in Exhibit B and this Section 7.3 (“Service Level Credits”).

(b)                                 Limitation on Credits.

(i)                                     Basis for Credits. Perot Systems will only be obligated to issue Service Level Credits under this Section 7.3 and Exhibit B to the extent the events giving rise to such credits are within its control or otherwise are its responsibility hereunder, provided that to the extent the circumstances giving rise to one or more credits are due to the failure of one or more Third Party Vendors to perform its or their obligations under one or more Managed Contracts, (A) no Service Level Credits will be issued if Perot Systems has pursued the escalation procedures, if any, described in the applicable Managed Contracts and has otherwise used commercially reasonable efforts to cause the applicable Third Party Vendor to perform its obligations and remedy any nonperformance, and (B) upon request by Newco, Perot Systems will assign to Newco any claim for breach it may have against such Third Party Vendor with respect to such circumstances.

(ii)                                  No Default. Except as provided in Section 10.4, the failure to meet individual Service Levels shall not constitute a default by Perot Systems of its obligations under this MSA, shall not create any liability beyond the Service Level Credits due under this Section 7.3 (including but not limited to any liability for damages) and shall not provide Newco the right to terminate this MSA.

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(iii)          Maximum Credits. Perot Systems shall issue Service Level Credits, if applicable, to Newco based on Perot Systems’ failure to meet the Service Levels in the performance of the Services, provided, however, that such Service Level Credits under this MSA shall not exceed in the aggregate more than 10% of the portion of the Annual Services Charge for the applicable calendar month.

(iv)          Earn-Back. If Perot Systems credits Newco with a Service Level Credit and, in each of the next three (3) consecutive months, Perot Systems exceeds the Service Level for the applicable Service, the Service Level Credit will be earned-back.

7.4                               Reimbursable Expenses   Except as provided in a Change Order or this MSA, Newco shall not reimburse Perot Systems for out-of-pocket expenses incurred by PSC Personnel in connection with Services provided under this MSA. If a Change Order provides for reimbursement of out-of-pocket expenses, such reimbursement shall be restricted to the following actual, reasonable and documented out-of-pocket expenses of Perot Systems, without markup, incurred under this MSA or a Change Order:  (i) in connection with Perot Systems’ transportation, lodging and related costs and expenses incurred in compliance with Perot Systems’ then-current standard travel policy, and (ii) such other reimbursable expenses as are specified in this MSA or the applicable Change Order. Whenever a vehicle is rented by Perot Systems under this MSA, such vehicle must be rented from a Newco or one of its Affiliates or Franchisees/Licensees, to the extent that a vehicle of the type (e.g., mid-size, etc.) reasonably requested is available from one of them at the time and at the location reserved by Perot Systems, and the charges for such rental will be comparable to the charges paid by Newco’s largest customers for an equivalent vehicle. Perot Systems shall give Newco at least thirty (30) days prior notice in writing or by e-mail (with confirmation copy by facsimile or mail in accordance with Section 16.2) of any material change in Perot Systems’ standard travel policy after the Effective Date.

7.5                               Retained and Pass-Through Expenses

(a)                                  Responsibility for Retained Expenses. Except as otherwise agreed by the Parties in writing, Newco shall pay all Retained Expenses directly to the applicable Third Party Vendor. Perot Systems shall have no obligation to become financially or legally responsible for Retained Expenses.

(b)                                 Responsibility for Pass-Through Expenses. Except as otherwise agreed by the Parties in writing, Perot Systems shall pay all Pass-Through Expenses directly to the applicable Third Party Vendor promptly after Perot Systems has reviewed and approved the applicable invoice, provided that with respect to any Retained Expenses that are paid by Perot Systems (with Newco’s prior approval) as an administrative convenience, Newco shall review and approve the applicable invoice before such payment is made.

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(c)                                  Review of Invoices. Perot Systems will review all invoices for Retained Expenses and Pass-Through Expenses to determine whether the charges reflected in such invoices comply in all material respects with the applicable purchase documentation or contract. Perot Systems will use its diligent, commercially reasonable efforts to resolve any discrepancies with the applicable documentation or contract prior to submitting any invoice for Retained Expenses or request for reimbursement of Pass-Through Expenses to Newco. After completing its review, Perot Systems will submit such invoices, together with Perot Systems’ recommendation for payment, nonpayment, or partial payment, to Newco on the twentieth (20th) day of the month after receipt, for Newco’s review and approval; however, Perot Systems will submit invoices that require payment by Newco earlier than the twentieth (20th) day of such month at most three (3) Business Days after such invoice is received by Perot Systems, but in any event, as quickly as reasonably practicable. Newco will promptly review and approve, and if approved, pay the invoices submitted to it (or advise Perot Systems’ Account Manager that an invoice is not approved, with an explanation of the reasons for not approving the invoice). Perot Systems shall provide a list of expected monthly invoice payables (e.g., invoices outstanding, but not received), of which Perot Systems has knowledge.

7.6                               Taxes and Tax Planning

(a)                                  Responsibility. Except as set forth in this Section 7.6, Newco will pay, or reimburse Perot Systems for, all taxes and duties levied in connection with the Services or this MSA.

(i)                                     Sales Taxes and the Like. Perot Systems will pay all sales, use, value-added, consumption and other taxes and duties levied on any goods or services used or consumed by it or the PSC Personnel or any party acting on its or their behalf in providing the Services, except for such taxes relating to Retained Expenses, Pass-Through Expenses or goods or services provided by Third Party Vendors directly to or for the benefit of Newco.

(ii)                                  Property, Income and Payroll Taxes. Perot Systems will pay all (A) real and personal property, ad valorem and similar taxes on real, personal and tangible or intangible property it owns, leases or licenses, (B) franchise and privilege taxes on its business operations, (C) taxes based on its net income or gross receipts, and (D) payroll withholding and similar taxes related to the PSC Personnel (including all Affiliates, or any party acting on its or their behalf).

(b)                                 Cooperation.

(i)                                     Obligation. Each Party will cooperate with the other Party in all reasonable respects to more accurately determine and minimize applicable tax liabilities to the extent legally permissible, including without

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limitation, through working with the other Party to allocate, where appropriate, payments made under this MSA for (i) taxable goods, services and transactions, (ii) non-taxable goods, services, and transactions, and (iii) transactions in which Perot Systems acts solely as a payment agent for Newco in receiving goods or services (including leasing and licensing arrangements) that otherwise are non-taxable or have previously been subjected to tax. Perot Systems’ invoices shall separately state the amounts of any sales and similar taxes it is collecting from Newco on behalf of any governmental agency.

(ii)                                  Certificates. Each party will provide the other Party with resale certificates, information regarding any out-of-state, out-of-province or out-of-country sales or use of equipment, materials, services or sales, or other exemption certificates or information reasonably requested by the other Party. If any new taxes are passed into law that materially adversely affect Newco’s tax liability under this MSA, the Parties will work together to minimize the amount of these taxes.

(iii)                               Response Notification. Each Party will promptly notify the other Party of, and coordinate with the other Party the response to and settlement of, any claim for taxes, including penalties and interest, asserted by applicable taxing authorities for which liability by the other Party is asserted.

(iv)                              Settlement of Claims. Without limiting the foregoing, Perot Systems shall promptly notify Newco of, and coordinate with Newco the response to and settlement of, any claim for taxes, including penalties and interest, asserted by applicable taxing authorities for which Newco is responsible hereunder. With respect to any claim arising out of a form or return signed by Newco or Perot Systems, the Party signing the form shall have the right to elect to control the response to and settlement of the claim, but the other Party shall have all rights to participate in the responses and settlements that are appropriate to its potential responsibilities or liabilities. If either Party believes in good faith that there are sufficient and reasonable grounds upon which to challenge the imposition of any tax for which such Party would be liable under this Section 7.6, and any such challenge may only be made by the other Party, then upon that Party’s request, the other Party will assert such a challenge, provided, however, that the other Party will not be required to challenge any assessment unless requested and authorized by the requesting Party to do so. The requesting party will promptly reimburse the other party for the reasonable accounting and legal fees and other expenses (including penalties and interest) the other party incurs in asserting such a challenge. The requesting party shall be entitled to any tax refunds or rebates granted to the extent such refunds or rebates are for taxes or similar amounts that were paid by the requesting party.

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(v)                                 Tax Protection. Each party agrees to indemnify the other party and hold it harmless from any deficiency for taxes (including penalties and interest) for which the indemnifying party is responsible under this Section 7.6.

7.7                               Pricing Adjustments   The Service Charges under this MSA, including the Annual Services Charge, ARC Rates, RRC Rates and the Additional Services Rates will be reviewed by the Parties annually on the anniversary of the Effective Date, beginning on the second anniversary of the Effective Date. Such charges and rates will be increased by the lesser variance of:  (a) the percentage that the Employment Cost Index for total compensation, private industry workers, not seasonally adjusted, services, business services (“ECI”) for the United States as published by the Bureau of Labor Statistics of the Department of Labor (“BLS”), for the month in which the Effective Date falls for such Contract Year exceeds the ECI for the month in which the Effective Date falls for the previous Contract Year; or (b) [REDACTED] multiplied by the percentage that the Consumer Price Index for All Urban Consumers as published by the BLS (“CPI”) for the month of in which the Effective Date falls for such Contract Year exceeds the CPI for the month in which the Effective Date falls for the previous Contract Year. An example of such computation is provided below. In the event the ECI and CPI decline by [REDACTED] percent ([REDACTED]%) or more during any three-year period, the Parties shall negotiate in good faith an appropriate adjustment to the Service Charges under this MSA that reflects the reduction, if any, in Perot Systems’ costs to provide the Services resulting from such decline. If the BLS stops publishing the ECI or the CPI or substantially changes the content or format thereof, the parties will substitute other mutually acceptable price indices.

Example:

Assumptions:                     2007 is Base Period
Hypothetical August 2007 ECI = 156.3

Hypothetical August 2008 ECI = 161.4

Hypothetical August 2009 ECI = 171.1

Hypothetical August 2007 CPI = 172.6

Hypothetical August 2008 CPI = 177.8

Hypothetical August 2009 CPI = 185.8

	CPI Levels	Annual % Change		CPI Cap ([REDACTED] x annual % change)
August 2007 CPI	172.6
August 2008 CPI	177.8	[REDACTED]	%	[REDACTED]	%
August 2009 CPI	185.8	[REDACTED]	%	[REDACTED]	%
August 2007 ECI	156.3
August 2008 ECI	161.4	[REDACTED]	%
August 2009 ECI	171.1	[REDACTED]	%

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Therefore the maximum allowable change for 2008 would be [REDACTED]% while the maximum allowable change for 2009 would be [REDACTED]%.

7.8                               Invoices and Payment

(a)                                  Timing of Invoices. Perot Systems will invoice Newco monthly on or about the first day of each calendar month for (i) the Services to be performed during the following calendar month, including, to the extent applicable, Perot Systems’ good faith estimate of its fees and expenses for any Services to be provided on a time and materials or similar basis, (ii) any Additional Services in accordance with the terms of the applicable Change Order unless otherwise provided in the Change Order, (iii) all Reimbursable Expenses incurred and all Pass-Through Expenses for which invoices were received during the previous month, and (iv) an adjustment for any underpayments or overpayments made in connection with any previous month’s estimated fees or expenses or other applicable correction. Notwithstanding the foregoing, subject to the provisions of Section 2.2, Perot Systems will invoice Newco for the first month of the Term on or before the Effective Date.

(b)                                 Supporting Information. Perot Systems will substantiate its invoices in reasonable detail (including, on Newco’s request, copies of any third-party invoices) and Perot Systems will provide such details as are reasonably necessary to establish that, for example, periodic payments or payments conditioned on the occurrence of specified events, are due and payable. Notwithstanding the foregoing, Perot Systems shall have no obligation to provide any information regarding its cost to provide any Services for which Newco has agreed to pay a fixed price, provided that Perot Systems shall provide information necessary to establish that Newco was properly charged. Perot Systems will use commercially reasonable efforts to invoice Newco for all internally driven expenses (e.g., authorized PSC Personnel travel and expense reimbursement, task orders) within forty-five (45) days of incurring an expense. Perot Systems will use commercially reasonable efforts with Third Party Vendors (e.g., software and infrastructure purchases, telecommunications billings) to obtain timely invoicing.

(c)                                  Payment.

(i)                                     Timing of Payment. Except as permitted by Section 7.8(c)(ii) below, Newco will pay Perot Systems the full amount of each invoice, by wire transfer to Perot Systems, within twenty (20) days after receipt of the applicable invoice. (For example, the monthly invoice for February’s Services will be delivered by Perot Systems to Newco on January 1st and payment is due from Newco on January 20th.)  Subject to the provisions of Section 2.2, payment for the first month of the Term is due on the Effective Date.

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(ii)                                  Disputed Invoices. If Newco reasonably and in good faith disputes the amounts due under any invoice Newco shall give prompt notice of such dispute to Perot Systems’ account manager in writing within thirty (30) days after receiving the applicable invoice, together with a reasonably detailed written explanation signed by the Newco Account Manager of the disputed amount and grounds for the dispute.

If the aggregate amounts payable under all invoices disputed by Newco is less than or equal to $[REDACTED] Newco may withhold payment of such amounts. Newco’s failure to pay amounts disputed in accordance with this Section 7.8(c)(ii) will not (prior to the resolution of the applicable dispute) be grounds for a claim of breach or suspension of work by Perot Systems unless Newco fails to pursue a prompt resolution of such dispute within thirty (30) days after the applicable invoice date in good faith.

If the total of all amounts disputed by Newco is greater than $[REDACTED] and less than or equal to the sum of (x) $[REDACTED], plus (y) the amount of any reasonably disputed Service Level Credits, Newco may withhold payment of such disputed amounts provided that Newco pays all such disputed amounts into an escrow account at a major United States commercial bank with which neither Party maintains a primary, direct relationship independent of this MSA. Newco’s failure to pay amounts disputed in accordance with this paragraph will not (prior to the resolution of the applicable dispute) be grounds for a claim of breach or suspension of work by Perot Systems unless Newco fails to place the disputed amounts into escrow or to pursue a prompt resolution of such dispute within thirty (30) days after the applicable invoice date in good faith.

If the total of all amounts disputed by Newco is greater than the sum of (x) $[REDACTED], plus (y) the amount of any reasonably disputed Service Level Credits, Newco (A) may withhold payment of such disputed amounts to the extent permitted by the preceding paragraph, (B) shall pay Perot Systems all disputed amounts in excess of the amounts permitted to be withheld and placed in escrow by the preceding paragraph, and (C) after following the procedures set forth in Article 15, may seek all available remedies under this MSA or otherwise available at law or in equity. Newco’s failure to pay amounts disputed in accordance with this paragraph will not (prior to the resolution of the applicable dispute) be grounds for a claim of breach or suspension of work by Perot Systems unless Newco fails to place the disputed amounts permitted to be withheld into escrow, to pay Perot Systems the remaining disputed amounts within ten (10) days after written notice, or to pursue a prompt resolution of such dispute within thirty (30) days after the applicable invoice date in good faith.

For purposes of clarity, if the total amount disputed by Newco under all invoices is $[REDACTED], Newco may withhold payment of such amount

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without an escrow until the parties resolve the dispute. If the total amount disputed by Newco is $[REDACTED], Newco may withhold payment of such amount, provided that the full $[REDACTED] is placed into escrow until the parties resolve the dispute. If the total amount disputed by Newco is $[REDACTED], Newco may withhold payment of $[REDACTED], provided that such amount is placed into escrow until the parties resolve the dispute and must pay Perot Systems $[REDACTED]. However, if added to the total disputed amount of $[REDACTED] is a disputed Service Level Credit, then the amount of the disputed Service Level Credit shall be placed into escrow together with the $[REDACTED], pending resolution of the respective disputes.

(d)                                 Interest. Late payments of amounts properly due and not subject to a dispute or an unsatisfied milestone, and any amounts due to Newco (e.g., through a credit, refund, or reimbursement) that are not paid within thirty (30) days of the applicable date such amounts become due to Newco, shall accrue interest at the lesser of (i) 1.0% per month on outstanding amounts, or (ii) the maximum rate permitted by applicable law, from the due date, pro-rated for partial months.

(e)                                  Offset. Perot Systems will offset all credits due to Newco under this MSA against amounts then owing by Newco starting with the oldest undisputed amounts owed. Any such credits owed to Newco at the termination or expiration of this MSA will be paid to Newco in cash by Perot Systems within twenty (20) days after termination or expiration of this MSA (or the applicable portion of the services associated with the credits) except as provided otherwise in this MSA, provided that Newco has paid all outstanding invoices due and owing to Perot Systems.

(f)                                    Overpayments. Perot Systems will credit any overpayments made by Newco against the first invoice issued to Newco after discovery of the overpayment, or, upon request by Newco, promptly returned to Newco. Any such credits owed to Newco at the termination or expiration of this MSA will be paid to Newco in cash by Perot Systems within twenty (20) days after termination or expiration of this MSA (or the applicable portion of the services associated with the credits) except as provided otherwise in this MSA.

7.9                               Audits by Newco

(a)                                  Audit Trail and Audit Rights. Perot Systems shall maintain complete business records related to or resulting from this MSA or any Services hereunder to the extent, and on the same basis as, such records are maintained for other customers of Perot Systems. At Newco’s request, which request shall not be made more often than once per Contract Year (although the time period to be audited shall not be limited to a single Contract Year), Perot Systems will allow Newco or its designated representatives to audit its accounting and other books and records to the extent reasonably necessary to verify:

(i)                                     The accuracy of Perot Systems’ invoices to Newco; or

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(ii)                                  Perot Systems’ performance of the Services in accordance with this MSA including, to the extent applicable to the Services and the accuracy of the charges therefor, including books and records relating to (1) Perot Systems’ practices and procedures under this MSA, (2) of operating systems and practices under this MSA, (3) of general controls and security practices and procedures under this MSA, (4) of disaster recovery and back-up procedures under this MSA, (5) of the efficiency of Perot Systems in performing the Services, (6) compliance with applicable Service Levels and other terms of this MSA, (7) any audit necessary to enable Newco to meet applicable regulatory, bankruptcy, or legal requirements, and (8) any other audits reasonably required by Newco.

Perot Systems will cooperate with, and comply with all reasonable requests from, Newco or its designated representatives in connection with such audit. Prior to conducting an audit, Newco’s designated representatives will execute and deliver to the Party to be audited a confidential information agreement containing terms reasonably acceptable to such Party.

(b)                                 Audit Results. Upon completion of any such audit, Newco and Perot Systems will review the audit report together and work in good faith to agree upon (i) any adjustment of charges to Newco (including any credit or reimbursement of any overpayment by Newco), (ii) any appropriate adjustments to Perot Systems’ billing practices, and (iii) other appropriate changes based upon the results of the audit. If any such audit discloses overpayments that in the aggregate equal 5% or more of the cumulative amounts that were actually due during the audited period, as shown by the audit, then Perot Systems will reimburse Newco for the costs of the audit. Any overpayment by Newco shall promptly be paid-back to Newco.

7.10                        Internal Benchmarking   Upon request by Newco, Perot Systems will enter into good faith negotiations regarding Perot Systems’ charges for, and the scope of, the Services, provided that any such request will not occur before the third anniversary of the Effective Date or more often than once every two years thereafter. After such request, the Parties shall determine whether the cost to provide the Services projected to be incurred by Perot Systems in the aggregate, as adjusted to accommodate, as appropriate, differences in volume of services, scope of services, service levels, financing or payment streams (including costs spread over the life of an agreement), and other pertinent factors, after the date of such request is significantly (i.e., greater than 15%) less or greater than the cost to provide the Services projected to be incurred by Perot Systems on the Effective Date, then the Parties will enter into a mutually satisfactory amendment to this MSA that addresses the sharing of the costs that will be incurred or avoided by Perot Systems.

7.11                        Newco Satisfaction Surveys

(a)                                  Baseline Customer Satisfaction Survey. During the six (6) month period after the Effective Date, as part of the Services, Perot Systems will conduct a survey to measure End-User satisfaction with the Services, the Systems and Perot Systems’

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performances under this MSA generally, at mutually agreed upon Newco sites. The survey will contain questions to be agreed upon by Newco and Perot Systems will promptly share the results of the survey with Newco, including, without limitation, copies of the user questionnaires completed by any Newco Personnel.

(b)                                 Regular Customer Satisfaction Surveys. At least once every twelve (12) months during the Term during a mutually agreed time period, and as part of the Services, Perot Systems will conduct a survey to measure End-User satisfaction with the Services, the Systems and Perot Systems’ responsiveness to requests for Services at each Newco site. The survey will at a minimum cover at least the following classes of users:  (i) end users of the Services, (ii) senior management of end users, and (iii) senior managers of Newco’s information technology function. The survey will contain questions to be agreed upon by Newco and Perot Systems no later than thirty (30) days before the date on which the survey is scheduled to begin. Perot Systems will promptly share the results of the survey with Newco, including, without limitation, copies of the user questionnaires completed by any Newco Personnel. The content, scope, and method of each such survey will be consistent with the baseline customer survey conducted under Section 7.11(a), and the timing of the surveys will be subject to mutual agreement. Without limiting any other provision of this Section, Newco shall also have the right to conduct its own periodic user satisfaction surveys and to share the results thereof with Perot Systems for response under subsection (c), below.

(c)                                  Review of Results. Perot Systems will review the results with Newco and undertake commercially reasonable actions to respond to and resolve deficiencies identified in the Customer Satisfaction Surveys to the extent caused by Perot Systems or PSC Personnel. If Newco, in its reasonable discretion, determines that Perot Systems is not maintaining user satisfaction at a reasonably acceptable level, or if, based on feedback, Newco determines that its needs are not being satisfactorily met by Perot Systems (to the extent within Perot Systems’ or its Subcontractors’ control) in the performance of this MSA or by the requirements of this MSA, Newco shall provide Perot Systems with notice thereof and the Parties shall work in good faith to develop and implement a plan to cure the deficiency promptly and that will minimize Newco’s costs.

7.12                        Extraordinary Events   If an Extraordinary Event occurs or is reasonably expected to occur, Newco and Perot Systems will negotiate in good faith appropriate changes to the charges assessed, claims settlement (if, and only if, Newco terminates this MSA), or the scope, nature or volume of Services provided under this MSA. For purposes of this MSA, “Extraordinary Event” means an event or transaction or series of events or transactions relating to Newco’s business that results or is reasonably expected to result in a material increase or decrease of Perot Systems’ aggregate cost of providing the Services or in the resources required to provide the Services. The term “Extraordinary Events” includes (i) changes to the principal locations where Newco operates that materially adversely affect Perot Systems’ ability to provide the Services in the manner or at the cost provided at the previous address (except for changes in location expressly contemplated by this MSA); (ii) material changes in products or services of, or in the number of users

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served by, Newco, beyond changes contemplated by this MSA; (iii) mergers, annexations, or divestitures of a material nature involving Newco; (iv) changes in methods of customer service delivery by Newco not contemplated by this MSA; (v) material changes in service priorities that require material changes to Service deliveries or timeframes, without adequate notice thereof; and (vi) quarterly increases or decreases of greater than 20% (compared to the corresponding quarter of the previous year) of Newco’s aggregate rentals resulting from a general economic downturn or upturn in the baseline volumes set forth in Exhibit C, provided however that the term Extraordinary Event shall not include any such events, transactions, or series of events or transactions within Newco’s control that occur within 180 days after the Effective Date.

7.13                        Change of Location   If Newco requests Perot Systems to provide some portion of the Services from a site other than the Supported Site initially specified by Newco (or as contemplated by the Parties) and Perot Systems agrees to make such change, then (i) Newco shall continue to pay the monthly charges for the Services as described in this MSA, (ii) Newco shall compensate Perot Systems for such migration services as Additional Services, and for any reasonably associated costs actually incurred by Perot Systems to the extent resulting from the migration, and (iii) the Parties shall mutually agree in good faith upon an appropriate increase or decrease in the Service charges to Newco as a result of the increased or decreased costs resulting from the migration to be incurred in connection with the ongoing performance of the migrated Services as well as reasonable shutdown related expenses actually incurred. If Perot Systems would terminate any dedicated employees or consultants, solely as a result of any such migration, Newco shall pay or reimburse Perot Systems for the actual severance and termination benefits or, in lieu thereof, relocation benefits, of such PSC Personnel actually paid by Perot Systems with no markup on such benefits or other amounts.

ARTICLE 8

INTELLECTUAL PROPERTY AND CONFIDENTIALITY

8.1                               Confidential Information

(a)                                  Defined. Each Party agrees that all information of the other Party, including but not limited to:

(i)                                     information regarding the other Party’s trade secrets, business activities and plans;

(ii)                                  information regarding the other Party’s customers, vendors suppliers, and other business partners,

(iii)                               information regarding the other Party’s marketing, engineering, and financial strategy and information, business methods, data contained in the systems and market segmentation related thereto;

(iv)                              information regarding the other Party’s technologies, systems, and processes, as well as other financial, business, and technical information, research, designs, plans, compilations, methods, techniques, procedures

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and know-how communicated, accessed by, or revealed, transmitted, processed, stored, archived, or maintained in connection with this MSA or its performance;

(v)                                 information provided by or on behalf of the other Party’s Affiliates and, in the case of Newco, its Franchisees/Licensees in connection with the Services;

(vi)                              information of a third party, including customers and suppliers of the other Party, obtained or created in connection with the Services; and

(vii)                           the terms of this MSA;

regardless of whether any of the foregoing is in tangible or intangible form, and whether or not stored, compiled, or memorialized physically, electronically, graphically, photographically or in writing (collectively, “Confidential Information”).

All Confidential Information of the disclosing Party shall be treated as strictly confidential. Each Party’s Confidential Information shall be and remain the property of such Party. None of the other Party’s Confidential Information, or any part thereof, shall be sold, assigned, leased, or otherwise disposed of to any third-party by the other party, or commercially exploited by or on behalf of the other party, its employees or agents. Each Party shall cause its Affiliates and shall use commercially reasonable efforts to cause its Subcontractors and Personnel to comply with this Section 8.1 to the extent that they have access to the Confidential Information of the other Party. In addition, Newco shall use commercially reasonable efforts to cause its Franchisees/Licensees to comply with this Section 8.1 to the extent that they have access to Perot Systems’ Confidential Information.

(b)                                 Exceptions. Confidential Information shall not include information that (i) is known by the receiving Party without an obligation of confidentiality on the date of its disclosure to the receiving Party; (ii) is independently developed by the receiving Party without any use of or reliance on the disclosing Party’s Confidential Information; (iii) is or becomes publicly available without a breach of this MSA by the receiving Party; (iv) is disclosed to the receiving Party by a third person who is not required to maintain its confidentiality; or (v) is required to be disclosed by reason of legal or accounting requirements beyond the reasonable control of the receiving Party (including without limitation, requirements of the Securities and Exchange Commission or applicable securities regulations), provided, however, in such event, the Party subject to such legal or accounting requirement shall notify the other Party in writing promptly and shall cooperate reasonably with the other party at the other Party’s expense in seeking a protective order or other appropriate remedy. The receiving Party shall have the burden of proving the applicability of any of the foregoing exceptions.

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(c)                                  Duty of Care. Each Party shall use at least the same degree of care as it employs with respect to its own Confidential Information of like importance but, in any event, no less than a reasonable degree of care, to avoid unauthorized disclosure or use of the other Party’s Confidential Information.

(d)                                 Permitted Disclosure. Each Party may disclose Confidential Information only to its own officers, directors and employees and to its Subcontractors, consultants or advisors, and those of its Affiliates, Franchisees/Licensees, who reasonably need to know it for the purpose of performing their obligations under this MSA and who are under a duty of confidentiality with respect to such Confidential Information. Each Party shall be responsible to the other Party for any violation of this MSA by its officers, directors, employees, Subcontractors, consultants, advisors and its Affiliates.

(e)                                  Impermissible Uses. Neither Party may use the other party’s Confidential Information to compete with, or to allow others to compete with, the other Party or for any purpose not in furtherance of this MSA. In addition, each Party shall:  (1) notify the other Party promptly of any material unauthorized possession, use, or attempted access to the other Party’s Confidential Information by any person or entity which may become known to such Party, (2) promptly furnish to the other Party full details of such unauthorized possession, use, or attempted access, (3) use reasonable efforts to cooperate with the other Party, at the other Party’s cost, in any litigation and investigation against third parties reasonably deemed necessary by the other Party to protect its proprietary rights in and to the Confidential Information, and (4) use its commercially reasonable efforts to prevent a recurrence of any such unauthorized possession, use, or attempted access of the other Party’s Confidential Information.

(f)                                    Return of Confidential Information. Promptly after the expiration or termination of this MSA, each Party shall return promptly or, with the written consent of the other Party, destroy all of the other Party’s Confidential Information, except for (i) archival and backup copies that are not readily available for use (other than archival and backup copies of data and information specifically created as part of the Services and transferred to the Party for which the copy was created), (ii) records that are required by law or this MSA to be retained, and (iii) any item with respect to which a Party shall have been given ownership or a perpetual license, including without limitation, Newco’s and its Affiliates’ and Franchisees/Licensees’ rights to VRS, the GreenWay System and the Odyssey System, and any Derivative Works thereof and modifications, updates and enhancements thereto. Perot Systems shall cause its Affiliates and shall use commercially reasonable efforts to cause the PSC Personnel to comply with the provisions of this Section 8.1(f). Newco shall cause its Affiliates and shall use commercially reasonable efforts to cause its Franchisees/Licensees, Subcontractors and the Newco Personnel to comply with the provisions of this Section 8.1(f).

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(g)                                 Injunctive Relief. Each Party agrees that in the event of a breach or threatened breach by the other Party, including its officers, directors, employees, consultants or advisors, of the provisions of this Section 8.1, the non-breaching Party shall have no adequate remedy in money damages and, accordingly, shall be entitled to seek an injunction against such breach, in addition to any other legal or equitable remedies available to it.

(h)                                 Survival. The Parties’ duties under this Section 8.1 shall expire five years after disclosure of the relevant Confidential Information, notwithstanding any earlier termination of this MSA, provided that such Confidential Information is not a trade secret (as determined by applicable law). The Parties’ duties under this Section 8.1 with respect to Confidential Information that is a trade secret shall continue for so long as such Confidential Information remains a trade secret.

8.2                               Residual Knowledge

(a)                                  Rights of Perot Systems. Newco acknowledges that Perot Systems is in the business of providing information technology services. Without limiting Perot Systems’ obligations with regard to Confidential Information under Section 8.1, Newco acknowledges that Perot Systems shall:  (i) have the right to provide services or resources to Perot Systems’ other customers or other third parties that are similar to the activities performed or resources provided by Perot Systems hereunder, and (ii) be free to use the residual knowledge of a general nature retained by PSC Personnel in a non-tangible form; provided that the use of the residual knowledge does not violate a patent owned by Newco or any of its Affiliates, or any other intellectual property or proprietary right of Newco, any of its Affiliates or the Franchisees/Licensees.

(b)                                 Rights of Newco. Without limiting Newco’s obligations with regard to Confidential Information under Section 8.1, Perot Systems acknowledges that Newco shall:  (i) have the right to provide services or resources to Newco’s other customers or other third parties that are similar to the activities performed or resources provided by Perot Systems hereunder, and (ii) be free to use the residual knowledge of a general nature retained by Newco Personnel in a nontangible form; provided that the use of the residual knowledge does not violate a patent owned by Perot Systems or any of its Affiliates, or any other intellectual property or proprietary right of Perot Systems, its Affiliates or any PSC Personnel (including but not limited to the architecture, interfaces or implementation of Odyssey that is entitled to protection under United States copyright, patent or trade secret law).

8.3                               PSC Software, Tools and Methodologies   Subject to the terms and conditions of this Section 8, any software that is proprietary to Perot Systems that exists prior to the Effective Date, and that Perot Systems uses or to which Perot Systems provides Newco access (“PSC Software”) and any pre-existing or independently developed tools or methodologies which are proprietary to Perot Systems and used in connection with the activities contemplated by this MSA (“PSC Tools”), including any modifications to any

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PSC Software and the PSC Tools, shall be and remain the property of Perot Systems, and Newco shall have no rights or interests therein except as provided herein or in a Change Order; provided, however, that Newco shall have an irrevocable, perpetual license to use all PSC Software and PSC Tools as are reasonably necessary or appropriate for Newco and its Affiliates and Franchisees/Licensees to benefit from the rights and Services provided hereunder. Perot Systems shall not install any PSC Software or PSC Tools on any hardware owned by Newco or its Affiliates without Newco’s prior written approval, which approval will not be unreasonably withheld. Newco hereby consents to the installation of all PSC Software and PSC Tools that is already installed on hardware owned by Newco or its Affiliates on the Effective Date. A complete list of PSC Software and PSC Tools as of the Effective Date is attached to this MSA as Schedule 8.3. This list shall be updated only upon mutual agreement of the Parties.

8.4                               Other Proprietary Rights

(a)                                  As used in this MSA, the term “Intellectual Property Rights” means, collectively, all rights under patent, trademark, copyright and trade secret laws, and all other intellectual property, industrial property, and proprietary rights recognized in any jurisdiction worldwide, including moral rights and similar rights. Except as expressly stated otherwise in this MSA, each Party’s Intellectual Property Rights shall remain the sole and exclusive property of such Party and nothing in this MSA shall be construed to grant the other Party any ownership right in such Intellectual Property Rights.

(b)                                 Except as otherwise set forth in Sections 8.3 and 8.7 of this MSA, Perot Systems agrees that all computer software, documentation, and other materials, works or work product of any kind developed for Newco or its Affiliates as a result of any Services provided under this MSA shall be works made for hire and the exclusive property of Newco, including without limitation all Intellectual Property Rights in and to any such computer software, documentation and other materials, works or work product. Accordingly, Perot Systems assigns, and agrees to assign (and shall cause the PSC Personnel, including Perot Systems’ Affiliates and Subcontractors, to assign and agree to assign), without any requirement of further action on consideration, all right, title and interest, including all Intellectual Property Rights, in or to any such computer software, documentation and materials to Newco.

(c)                                  Newco hereby grants Perot Systems a non-exclusive, worldwide, fully paid-up license for the Term to edit, modify, adapt, translate, exhibit, publish, transmit, participate in the transfer of, reproduce, create derivative works from, perform, display, and otherwise use Newco’s and its Affiliate’s Intellectual Property Rights solely as necessary to provide the Services to Newco, Newco’s Affiliates and the Franchisees/Licensees.

8.5                               Trademark Protection   Each Party agrees that:  (i) it shall not use the other Party’s Trademarks (or the Trademarks of any of such Party’s Affiliates) without the prior written consent of the appropriate entity, except to the extent necessary for such party to fulfill its

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obligations under this MSA, or use any such Trademarks in a manner likely to diminish the other Party’s Trademark’s commercial value; (ii) it shall not knowingly use or permit the use of any mark, name, or image likely to cause confusion with the other Party’s Trademarks; (iii) it shall not knowingly use or permit any third party to use the other Party’s Trademarks without such other Party’s consent; (iv) all goodwill and other benefits associated with use of the other Party’s Trademarks shall inure to the other Party; and (v) all use of the other Party’s Trademarks shall be in accordance with the applicable Trademark usage policies of the other Party, and either Party shall have the right to audit the other Party’s use of any Trademarks and the quality of any services provided in connection therewith. Any Party shall obtain the prior written approval of the other Party hereto prior to the dissemination or distribution of any materials incorporating or bearing any of the other Party’s Trademarks. Any materials that are substantially similar to materials previously approved do not have to be resubmitted for approval. As used in this MSA, the term “Trademarks” means, collectively, the trademarks, service marks, trade names, logos or other commercial or product designation(s) of a Party, authorized in writing by the Party for use under and in the course of performing this MSA. Each Party hereby gives the other Party written consent to use its principal Trademarks in connection with presentations and related materials where the other Party needs to identify the Trademark holder as a vendor or customer, subject to clause (v) of this Section 8.5.

8.6                               Functionally Similar Software   Notwithstanding the foregoing provision, nothing in this MSA is intended to prohibit either Party or any of its agents from developing or acquiring software that may be functionally similar to the existing Software systems provided that, in so doing, such Party does not violate the terms of this MSA, including without limitation the confidentiality provisions above.

8.7                               Rights in GreenWay 1.0, Odyssey and VRS

(a)                                  GreenWay 1.0. As between Perot Systems and Newco and its Affiliates, Europcar shall continue to own all right, title and interest, including all Intellectual Property Rights, in GreenWay 1.0, subject to the GreenWay License, as amended in the Odyssey License and in Section 8.7(c)(ii). Certain provisions of the National Agreement, including, without limitations, Section 6.1(a), (b), (c) and (e) thereof and the Odyssey License survived (i) the termination of the National Agreement as provided in the National Termination Agreement, and (ii) the termination of the ANC Agreement as provided in the Termination Agreement, and set forth certain license rights granted by Perot Systems to National and certain rights granted by National to Perot Systems. In the event of any conflict between the terms of the GreenWay License or the Odyssey License and this MSA, the provisions of this MSA shall control.

(b)                                 Derivative Works, Additions and Enhancements.

(i)                                     As between Perot Systems and Newco and its Affiliates, Perot Systems shall own all right, title and interest, including all Intellectual Property

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Rights, in and to the GreenWay Modifications and the Odyssey Modifications, except:

(A)                              the GreenWay License, as modified by the Odyssey License and Section 8.7(c);

(B)                                that portion of the GreenWay Modifications and the Odyssey Modifications constituting Newco Proprietary Information described in Schedule 8.7(b), and

(C)                                the Legacy Customizations and the Non-Legacy Customizations.

(ii)                                  As between Perot Systems and Newco, Newco shall own the VRS Modifications (except the Maintenance Modifications).

(c)                                  Assignment and Extension of Rights.

(i)                                     Assignment. Perot Systems hereby consents to the assignment of the GreenWay License and the Odyssey License from National to Newco.

(ii)                                  Amendment. On the Effective Date, the GreenWay License and the Odyssey License shall be, and hereby are, amended to grant to Newco, Newco’s Affiliates and Franchisees/Licensees a perpetual, non-exclusive, non-transferable, fully-paid sublicense to copy, use, perform, distribute and make Derivative Works from the GreenWay System and the Odyssey System, both in object code and in source code forms, for the internal use of Newco and its Affiliates, which internal use includes the operational support of the Franchisees/Licensees and any future franchisees and licensees of Newco or its then-current Affiliates.

(iii)                               VRS. On the Effective Date, Perot Systems shall grant, and hereby does grant, to Newco a perpetual, non-exclusive, non-transferable, fully-paid license to copy, use, perform, distribute and make Derivative Works from the VRS, both in object code and in source code forms, for the internal use of Newco and its Affiliates, which internal use includes the operational support of the Franchisees/Licensees and any future franchisees and licensees of Newco or its Affiliates.

(d)                                 Consequences and Effectuation of Agreement Termination. The GreenWay License, the Odyssey License and the licenses granted in clause (c) above shall survive the expiration and any termination of this MSA. Such licenses shall terminate immediately upon Perot Systems providing Newco with at least one hundred eighty (180) Days prior notice if an arbitrator, arbitration panel or court of competent jurisdiction, as the case may be, has finally determined, without any further right of Newco to appeal, that there has been a material and uncured breach by Newco or any of its Affiliates under Section 8.1 involving the design, source code, object code, or documentation of the GreenWay System or the Odyssey System.

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8.8                               Ownership of Newco Data   All data of Newco and its Affiliates and Franchisees/Licensees (and all derivatives thereof) (collectively, the “Newco Data”) is, or will be, and shall remain the property and Confidential Information of Newco. Newco Data shall not, without Newco’s approval (in its sole discretion) be, (1) used by Perot Systems or PSC Personnel other than in connection with providing the Services and applicable laws, (2) disclosed in contravention of this MSA or applicable laws, sold, assigned, leased or otherwise provided to third parties by Perot Systems or PSC Personnel or (3) commercially exploited by or on behalf of Perot Systems or PSC Personnel. Perot Systems hereby irrevocably assigns, transfers and conveys, and shall cause PSC Personnel to irrevocably assign, transfer and convey, to Newco without further consideration all of its and their present and future right, title and interest in and to Newco Data. Upon request by Newco, Perot Systems shall execute and deliver, and shall cause PSC Personnel to execute and deliver, any documents that may be necessary or desirable under any Federal, state, local, foreign or international law, rule or regulation to preserve, or enable Newco to enforce, its rights hereunder with respect to Newco Data. Without limiting any other obligation under this MSA:

(a)                                  Perot Systems shall establish and maintain commercially reasonable safeguards against the destruction, loss, or alteration of Newco Data in the possession of PSC Personnel which are no less rigorous than those maintained by ANC immediately prior to the Effective Date, and, except as otherwise provided in the Operations Procedures Manual, shall be no less rigorous than those generally maintained by Perot Systems for its own information of a similar nature or importance; and

(b)                                 Perot Systems shall institute commercially reasonable systems security measures to guard against the unauthorized access, alteration or destruction of Newco Data, subject to Newco’s agreement to pay for any Hardware or Software necessary to meet the requirements set forth in the Information Services Security Document to be agreed by the Parties. Unless otherwise agreed by the Parties in the Information Services Security Document, such measures shall include the installation of Software which:  (1) requires all users to enter a user identification number and password prior to gaining access to Newco’s information systems; (2) controls and tracks the addition and deletion of users; and (3) controls user access to areas and features of the systems housing Newco Data.

8.9                               Return of Data   Upon request by Newco after the expiration or termination of this MSA, Perot Systems shall (1) at Newco’s expense, promptly return to Newco, in the format and on the media requested by Newco, all or any part of Newco Data and (2) erase or destroy all or any part of Newco Data in Perot Systems’ possession, in each case to the extent so requested by Newco provided that such request does not contravene any applicable law or regulation. To the extent that such return, erasure or destruction prevents Perot Systems from performing any portion of the Services, Newco shall relieve Perot Systems from its obligation to perform such portion of the Services, for so long as such return, erasure or destruction prevents Perot Systems from so performing such portion of the Services.

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8.10                        Data Privacy   If for any reason Perot Systems obtains any personal nonpublic information or data with respect to any customer or client of Newco, including information with regard to any individual, any domain names, user names, addresses, passwords or other personally identifying information (collectively “Personal Information”), Perot Systems agrees not to use such information for any purpose for itself or any third party except to the extent, and only for so long as, required to perform a specific obligation of Perot Systems hereunder. Perot Systems agrees not to disclose Personal Information to any third person and to limit internal disclosure to those of Perot Systems’ employees that are required to possess such information in order to perform a specific obligation of Perot Systems hereunder. Perot Systems shall comply with all applicable laws respecting the use and distribution of Personal Information, including without limitation, any opt-out, or declination to opt-in, to any disclosure of Personal Information under any applicable law, regulation or rule. Notwithstanding the foregoing, Perot Systems shall have no obligation to identify or interpret any laws or regulations involving the disclosure or use of Personal Information in connection with Newco’s Business.

8.11                        Developed Software Rights

(a)                                  Ownership. Except as provided in Section 8.7 and this subsection, Newco shall own the Intellectual Property Rights to all Software developed as part of the Services by Perot Systems and delivered to Newco after the Effective Date, including (i) all Derivative Works of, and all additions or enhancements to, Newco Software or, as between Newco and Perot Systems, Third Party Software, (ii) the Legacy Customizations and the Non-Legacy Customizations and (iii) the source code to and content of all web sites of Newco and its Affiliates, but excluding any Derivative Works of, and any additions or enhancements to, PSC Software (including any related Embedded Software) (“Developed Software”). Perot Systems hereby assigns and shall cause the PSC Personnel to assign to Newco the Intellectual Property Rights to the Developed Software, which shall be deemed “works for hire.”  Perot Systems may from time to time request that Newco grant to Perot Systems a license to the Developed Software for itself and for its customers (excluding any direct competitors of Newco or its Affiliates in the Business) on such terms as the parties agree are commercially reasonable. Perot Systems hereby grants to Newco and its Affiliates and Franchisees/Licensees a perpetual, transferable, non-exclusive, paid-up license to use and practice any patent rights or trade secrets, whether now or in the future existing, that are embedded in the Developed Software that are owned by Perot Systems as part of the Developed Software. Perot Systems agrees that it will provide to Newco a copy of the source code and documentation for the Developed Software at the time Perot Systems installs the Developed Software for use.

(b)                                 Embedded Software. The term “Embedded Software” is defined to mean pre-existing software identified in Schedule 8.11(b) that is owned by Perot Systems and software licensed by Newco or Perot Systems from a third party that is embedded in the Developed Software. Perot Systems shall retain its rights to any Embedded Software that is owned by Perot Systems, provided, however, that

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Perot Systems grants to Newco and its Affiliates and Franchisees/Licensees a perpetual, transferable, non-exclusive, paid-up license to use, modify, and enhance the Embedded Software that is owned by Perot Systems as part of the Developed Software. If any Embedded Software is owned by a third party, then the terms of the applicable license shall define each Party’s rights to such Embedded Software. Perot Systems agrees that it will not install on any Supported Hardware, use as part of the Developed Software, or use in connection with any Change Order any Embedded Software that is not generally made available to the public without obtaining Newco’s prior written consent and agreement to the terms of the applicable license.

8.12                        Websites   The Parties agree and acknowledge that, as between Newco and Perot Systems, all Newco Websites, including without limitation, the Alamo Website and the National Website, are the exclusive property of Newco, including, without limitation, all Intellectual Property Rights embodied in or represented by each Newco Website. To the extent Perot Systems may have any Intellectual Property Rights in or to any Newco Website, Perot Systems shall and hereby does assign irrevocably, without the need of any further action or consideration, to Newco all right, title and interest in and to each Newco Website and related Intellectual Property Rights from the moment of creation and fixation in tangible form, including any copyright rights in or to the Newco Websites. For purposes of this Section, the following shall apply:

(a)                                  “Alamo Domain Name” means the “alamo.com” domain name, and any other domain names used or maintained by or for Alamo from time to time.

(b)                                 “Alamo Website” means the user interface, functionality and Content made available from time to time under the Alamo Domain Name, including, without limitation, all HTML files, Java files, graphics files, animation files, data files, technology, scripts and programs, both in executable code and source code form, and any documentation related to the Alamo Website.

(c)                                  “Content” means all text, pictures, sound, graphics, video and other data and materials.

(d)                                 “National Domain Name” means the “nationalcar.com” domain name, and any other domain names used or maintained by or for National from time to time.

(e)                                  “National Website” means the user interface, functionality and Content made available form time to time under the National Domain Name, including, without limitation, all HTML files, Java files, graphics files, animation files, data files technology, scripts and programs, both in executable code and source code form and documentation related to the National Website, except for the Odyssey Interface to the Website.

8.13                        Further Assurances   Without limiting any other obligation under this MSA, each party further agrees to give testimony and execute documents and to take such further acts (at the other party’s expense) reasonably requested by the other party to evidence, secure,

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acquire, transfer, maintain, perfect, and enforce its respective ownership and Intellectual Property Rights described in this MSA.

ARTICLE 9

DISASTER RECOVERY AND BUSINESS CONTINUITY

9.1                               Disaster Recovery

(a)                                  Perot Systems Disaster Recovery Plan. Perot Systems shall maintain disaster recovery and backup processes and procedures through which Perot Systems will be able to perform its obligations hereunder and continue its business with minimal disruptions or delays. Perot Systems shall provide Newco with a copy of its written plan or plans for disaster recovery, backup arrangements and business continuity, and shall promptly provide Newco with any updates or changes made thereto during the Term. In the event of a disaster, Perot Systems shall implement all necessary disaster recovery plans such that the Services are reinstated in accordance with the Service Levels.

(b)                                 Newco Disaster Recovery Plan. Perot Systems shall develop, for Newco’s approval, and begin and diligently pursue implementing Newco’s disaster recovery plan for the recovery of application maintenance and development processes within six (6) months following the Effective Date. Perot Systems shall periodically update and test the operability of all disaster recovery plans every six (6) months of the Term and shall certify to Newco following such update and testing that the disaster recovery plans are fully operational. Perot Systems shall perform the Disaster Recovery Services set forth in Article 8 of Exhibit A. In the event of a disaster affecting a Service Location, Perot Systems shall not increase any fees charged under this MSA, except that (i) Newco shall reimburse Perot Systems for all out-of-pocket and incremental costs and expenses (A) incurred by PSC Personnel in connection with activating the disaster recovery plan in the event of an actual disaster (e.g., including travel, lodging and meals for PSC Personnel who travel to a Recovery Center (as such term is defined in Exhibit A)), and (B) paid by PSC to Third Party Vendors in connection with activating the disaster recovery plan in the event of an actual disaster, and (ii) to the extent services are required from PSC Personnel who are not ordinarily assigned to provide the Services to respond to an actual disaster, Newco shall pay for such PSC Personnel on a time and materials basis at the Additional Services rates.

9.2                               Business Continuity   Perot Systems shall develop, for Newco’s approval, and begin and diligently pursue implementing within six (6) months following the Effective Date a business continuity plan for the continued delivery of the Services upon the occurrence of a disruptive event which does not require execution of the disaster recovery plan. As part of such plan, Perot Systems will implement a combination of equipment, software and network connectivity at an alternate location, such that, within the time mutually agreed upon by the parties, but no more than sixty (60) hours, following a loss of a Service, Perot Systems will recover and fully furnish such Service. Newco shall have financial responsibility for all such equipment, software and network connectivity, and all related

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facilities, costs and expenses, as a Retained Expense. Perot Systems shall periodically update and test the operability of all business continuity plans every six (6) months during the Term and shall certify to Newco following such update and testing that the business continuity plans are fully operational. In the event of an applicable disruptive event, Perot Systems shall perform all appropriate business continuity plans. In the event that it performs the business continuity plan, Perot Systems shall not increase any fees charged under this MSA, except that (i) Newco shall reimburse Perot Systems for all out-of-pocket and incremental costs and expenses (A) incurred by PSC Personnel in connection with activating the business continuity plan in the event of an actual business disruption (e.g., including travel, lodging and meals for PSC Personnel who travel to a Recovery Center (as such term is defined in Exhibit A)), and (B) paid by PSC to Third Party Vendors in connection with activating the business continuity plan in the event of an actual business disruption, and (ii) to the extent services are required from PSC Personnel who are not ordinarily assigned to provide the Services to respond to an actual business disruption, Newco shall pay for such PSC Personnel on a time and materials basis at the Additional Services rates.

ARTICLE 10

TERM AND TERMINATION

10.1                        Term   The term of this MSA shall commence as of the Effective Date and shall expire on the eve of the tenth (10th) anniversary of the Effective Date at 11:59 P.M., unless terminated earlier in accordance with this Article 10 (the “Initial Term”; the Initial Term, as extended by the Extension Period(s) (defined below), is referred to in this MSA as the “Term”).

10.2                        Renewals   Unless this MSA is terminated earlier in accordance with its terms, Newco shall notify Perot Systems in writing pursuant to this Section at least one hundred eighty (180) days prior to the termination of the Initial Term as to whether Newco desires to extend the Initial Term. If Newco provides Perot Systems with notice that it desires to extend the Initial Term and the Parties have not agreed on the applicable terms and conditions with respect to the renewal of this MSA sixty (60) days prior to the termination of the Initial Term, then the term of this MSA shall extend for a period (the “Extension Period”) of twelve (12) months after the end of the Initial Term, on the terms and conditions in effect as of the expiration of the Initial Term. If during the Extension Period, the Parties are unable to reach agreement on the terms and conditions with respect to the renewal of this MSA, this MSA shall expire at the end of the Extension Period.

10.3                        Termination for Cause   Except as otherwise provided and without limiting any other termination rights under this MSA, if either Party materially breaches any of its duties or obligations under this MSA (other than a failure by Newco to pay covered by Section 10.5), and fails to cure such material breach within sixty (60) days (or within a reasonable period for any breach that the breaching Party demonstrates to the reasonable satisfaction of the other Party cannot reasonably be cured within sixty (60) days after receipt of written notice from the other Party specifying such breach), then the non-breaching Party may, by giving prior notice to the breaching Party, terminate this MSA as of the date specified in the notice of termination.

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10.4                        Termination for Service Level Performance

(a)                                  Critical Service Levels. If Perot Systems fails to meet the minimum Service Level for any Critical Service for three consecutive months, Newco shall have the right, exercisable within thirty-five (35) days after the end of the third consecutive month, to terminate this MSA by giving Perot Systems at least thirty (30) Days (but not greater than one hundred eighty (180) Days) prior written notice of its intention to terminate this MSA (“Notice Period”), unless the failure to meet the minimum Service Level during any of such three consecutive months was caused primarily as a result of Force Majeure or the acts or failures to act of Newco, any Supported Affiliate, any Franchisee/Licensee or any third party other than PSC Personnel or a Subcontractor of Perot Systems. During such Notice Period, Perot Systems may seek to cure the problems that caused the applicable Service Level to be missed and, if Newco is reasonably satisfied that the problems have been cured, then Newco shall rescind its notice in writing, provided that Newco shall have the right, by giving written notice to Perot Systems, to reinstate such notice, without extending the aggregate duration of the Notice Period, if the same problems recur during the first ninety (90) days of the Notice Period.

(b)                                 Three Months Performance. If Perot Systems becomes obligated to issue Service Level Credits in the maximum amount provided in Section 7.3 for three consecutive months, Newco shall have the right, exercisable within thirty-five (35) days after the end of the third consecutive month, to terminate this MSA by giving Perot Systems at least thirty (30) Days (but not greater than one hundred eighty (180) Days) prior written notice of its intention to terminate this MSA (“Notice Period”). During such Notice Period, Perot Systems may seek to cure the problems that caused the applicable Service Level Credits to be issued and, if Newco is reasonably satisfied that the problems have been cured, then Newco shall rescind its notice in writing, provided that Newco shall have the right, by giving written notice to Perot Systems, to reinstate such notice, without extending the aggregate duration of the Notice Period, if the same problems recur during the first ninety (90) days of the Notice Period.

10.5                        Termination for Non-Payment   If Newco or Perot Systems fails to pay when due any undisputed amount under this MSA and fails to cure such nonpayment or fails to comply with Section 7.8(b) within thirty (30) days after receipt of written notice from the other party specifying such breach, then the non-breaching party may, by giving prior written notice to the breaching party, terminate this MSA as of a date specified in such notice. In the event either party terminates this MSA, Perot Systems shall provide termination assistance in accordance with this MSA including Section 10.10.

10.6                        Termination for Insolvency; Bankruptcy   Either Party may terminate this MSA if the other Party (i) files for bankruptcy; (ii) becomes or is declared insolvent or is the subject of any proceedings related to its liquidation, insolvency or the appointment of a receiver or similar officer for it; (iii) makes an assignment for the benefit of all or substantially all of its creditors; (iv) is unable to pay its debts generally as they come due; or (v) enters into an agreement for the composition, extension, or readjustment of substantially all of

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its obligations, by giving written notice to the other party of its intention to terminate this MSA as of a date specified in the notice, which shall not be less than ninety (90) days after the date of the notice. This MSA shall terminate on the date set forth in the notice.

10.7                        Termination for Convenience   At any time after the first four (4) years of the Initial Term, Newco shall have the right to terminate this MSA for its convenience by (i) giving Perot Systems at least one hundred eighty (180) days prior written notice of termination, and (ii) paying to Perot Systems, within ten (10) Days after receiving an invoice for such amounts, a Termination Fee in the amount set forth in Section 3.1 of Exhibit C. Newco’s payment of such Termination Fee will not be deemed to limit in any way Newco’s obligation to pay Perot Systems any other amounts owed by Newco to Perot Systems under this MSA in connection with Services provided on or before the termination date of this MSA or thereafter during the Transition Assistance Period.

10.8                        Termination for Critical Service Failures

(a)                                  Termination for Critical Services Failure - Force Majeure. Notwithstanding Section 13.5 of this MSA, if (i) an event of Force Majeure, a third party service failure (other than actions or failures to act by Newco, any Newco Affiliate, or any Franchisee/Licensee), or a defect or error in the Transitioned Applications that was reported prior to the completion of the Transition Period prevents Perot Systems from performing the Services designated in Schedule 10.8 as “mission critical” (the “Critical Services”) and (ii) Newco or any of its Affiliates or Franchisees/Licensees is unable to operate its business for more than sixty (60) hours (excluding scheduled downtime) during any thirty (30) day period during the Term due to the unavailability of a Critical Service, then Newco shall have the right, during the following thirty (30) day period, to terminate this MSA, in whole or in part, with respect to such Critical Service, without termination fees or further liability to Perot Systems, provided that, to the extent such Critical Services are performed from Newco facilities or utilizing Newco equipment or software, Newco’s disaster recovery and business continuity plans reasonably permit Perot Systems to restore such Critical Service.

(b)                                 Termination for Critical Services Failure – Mission Critical. If Perot Systems fails to provide any one of the Critical Services (except, during the Transition Period, any Transitioned Applications that may constitute a Critical Service) to Newco or the Supported Affiliates primarily as a result of the acts or failures to act of PSC Personnel for more than sixty (60) hours (excluding scheduled downtime) during any thirty (30) day period during the Term, then Newco shall have the right, during the following thirty (30) day period, to terminate this MSA, in whole or in part, with respect to such Critical Service, without termination fees or further liability to Perot Systems.

(c)                                  Termination for Other Services Failure. If (i) Perot Systems fails to make available for regular use any Supported System other than a Supported System designated as a Critical Service (except for, during the Transition Period, any Transitioned Applications that may constitute Critical Services) primarily as a

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result of the acts or failures to act of PSC Personnel, and (ii) Perot Systems does not cure such failure within five (5) days after the earlier of the time Perot Systems becomes aware of the failure or the time Newco delivers a notice to Perot Systems or, if such failure cannot reasonably be cured within such five (5) day period, provide Newco with a work-around that ends such failure within such five (5) day period, then Newco shall have the right, during the thirty (30) day period after such failure began, to terminate this MSA, without termination fees or further liability to Perot Systems.

10.9                        Termination for Change in Control of Perot Systems . Newco shall have the right to terminate this MSA within ninety (90) days following a change in Control of Perot Systems by (i) giving Perot Systems at least ninety (90) days prior written notice of termination, and (ii) paying to Perot Systems, within ten (10) Days after receiving an invoice for such amounts, a Termination Fee in the amount set forth in Section 3.1 of Exhibit C, provided that such Termination Fee shall not be payable in the event Control of Perot Systems becomes vested in any one or a group of entities listed on Schedule 10.9. Newco’s payment of such Termination Fee (if required) will not be deemed to limit in any way Newco’s obligation to pay Perot Systems any other amounts owed by Newco to Perot Systems under this MSA in connection with Services provided on or before the termination date of this MSA or thereafter during the Transition Assistance Period.

10.10                 Termination Assistance

(a)                                  Obligation. Upon expiration or termination of this MSA (or any part thereof), Perot Systems will, at Newco’s request, provide the Termination Assistance Services described in Schedule 10.10 (in connection with the terminated Services) (the “Termination Assistance Services”) for a period of up to six months following the effective date of such expiration or termination (the “Termination Assistance Period”).

(b)                                 Compensation. Newco will pay Perot Systems in advance for the Termination Assistance Services and out-of-pocket expenses described in Sections 10.9(c) and (d) on either (i) a time and materials basis at the rates set forth in Attachment C-3 to Exhibit C, or (ii) another mutually acceptable basis. After the expiration or termination of this MSA, Newco will pay Perot Systems in advance for that portion of any PSC Data Center facilities occupied by Newco at Perot Systems’ standard commercial rates for such facilities. Newco will pay Perot Systems, on the first day of each month and as a condition to its obligation to provide such assistance, an amount equal to Perot Systems’ reasonable estimate of the total amount payable to Perot Systems for such assistance for that month. Perot Systems will invoice Newco on or about the fifth day of the following month for the actual costs incurred by Perot Systems in providing such assistance. Such invoice will reflect any adjustments necessary (including a credit or refund of any overpayment by Newco) to reconcile the amounts paid by Newco (as estimated by Perot Systems) and the charges actually incurred. Upon completion of such assistance, Perot Systems shall refund promptly to Newco any paid, but unearned, fees paid to Perot Systems.

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(c)                                  Hardware, Software and Third Party Service Contracts. On the termination or expiration date, (i) Perot Systems shall assign, and Newco shall assume, each Supported Software license, each Supported Hardware lease and each Managed Contract under this MSA by executing and delivering to Newco an Assignment and Assumption Agreement in an agreed form, and (ii) Perot Systems shall assign and convey any Supported Hardware owned or possessed by Perot Systems to Newco and, if such Hardware shall be owned by Perot Systems, by executing and delivering to Newco a Bill of Sale in an agreed form. In connection with the assignment and conveyance of such Managed Assets, Newco shall pay to Perot Systems on the date of termination of this MSA an amount equal to Perot Systems’ aggregate net book value for any such Managed Assets that are then owned by Perot Systems and the cost for which Perot Systems shall not have been reimbursed by Newco or any of its Affiliates. If, on the termination or expiration date, any of the Supported Hardware is located at a PSC Data Center, Newco shall, at its sole cost and expense, cause such Hardware to be relocated to another facility selected by Newco in its sole discretion by the end of the Termination Assistance Period.

(d)                                 Description of Termination Assistance Services. During the Termination Assistance Period, Perot Systems will cooperate with Newco and its designees and provide the assistance reasonably requested by Newco or its designee(s) to allow Newco’s business operations to continue without material interruption or adverse effect and to facilitate the orderly transfer of responsibility for the Services then being provided by Perot Systems to Newco or its designees.

10.11                 Return of Perot Systems Tools   Upon termination or expiration of this MSA, at the request of Newco, Perot Systems shall grant to Newco, on such commercially reasonable terms as the Parties agree a license to any of the PSC Software and the PSC Tools being used to provide the Services on, or with six months before, such termination or expiration, for the internal use of Newco and the Supported Affiliates in the operation, maintenance and support of the Supported Systems (the “Tools License”). If (i) the PSC Software or the PSC Tools licensed to Newco under Section 8.3 were improved primarily by PSC Personnel while providing the Services, or (ii) Newco separately paid for such PSC Software or PSC Tools, then the Tools License will be granted by Perot Systems without payment of a separate license fee or royalty. If (i) the PSC Software or the PSC Tools licensed to Newco under Section 8.3 were improved in part by PSC Personnel while providing the Services, or (ii) Newco otherwise paid for part of such improvements, then the Tools License will be granted by Perot Systems for a separate license fee that takes into account the financial contribution made by Newco to such improvements.

10.12                 Partial Discontinuance

(a)                                  Independent of Newco’s rights to terminate this MSA under Article 10, Newco may discontinue components of the Base Services pursuant to Subsection 10.12(b) below, provided that such Subsection shall not be construed to allow Newco to discontinue components that are subject to a termination right under

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Section 10.4 or 10.8 sooner than such sections would allow Newco to terminate this MSA.

(b)                                 If (i) Perot Systems fails to provide a material component of the Base Services or an Additional Service (except for, during the Transition Period, a Transitioned Application) primarily as a result of the acts or failures to act of PSC Personnel, and (ii) Perot Systems does not cure such failure within sixty (60) days after the earlier of the time Perot Systems becomes aware of the failure or the time Newco delivers a notice to Perot Systems regarding such failure or, if such failure cannot reasonably be cured within such sixty (60) day period, provide Newco with a work-around that ends such failure during such sixty (60) day period, then Newco shall have the right, during the sixty (60) day period after such failure began, to terminate this MSA solely with respect to such material component, without termination fees or further liability to Perot Systems. In such event, the Annual Services Charge, ARC rates, RRC rates and other applicable charges will be equitably adjusted to reflect the termination of the discontinued Services.

ARTICLE 11

WARRANTIES AND CERTAIN COVENANTS

11.1                        By Newco   Newco hereby warrants to Perot Systems that:

(a)                                  Good Standing. Newco (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) is in good standing and authorized to do business in every jurisdiction where the failure so to do has a material adverse effect on Newco’s ability to perform its material obligations under this MSA, and (iii) has full corporate or other organizational power to own, lease, and operate its properties and assets, to conduct its business as that business is now being conducted, and to perform its obligations under this MSA.

(b)                                 Authorization. This MSA has been duly authorized, executed and delivered by Newco and constitutes a valid and binding agreement of it, enforceable against it in accordance with its terms, subject to the provisions of the United States Bankruptcy Code and other laws generally affecting debtors’ rights.

(c)                                  No Conflicts. Neither the execution nor delivery by Newco of this MSA, nor the performance by Newco of any of its respective obligations under this MSA, shall, in and of itself, result in the material breach of any term or provision of, or constitute a material default under, any charter or bylaw, or material agreement, order, law, rule or regulation applicable to it which adversely affects its ability to perform its material obligations hereunder. The foregoing does not extend to any breach or default to the extent directly caused by Perot Systems.

(d)                                 Supported Affiliates. When, if and as Newco requests Perot Systems to provide any Services to Newco or a Supported Affiliate, the foregoing representations in this Section 11.1 shall be deemed to have been made by, and shall be binding

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upon, both Newco and such Supported Affiliate with respect to such Supported Affiliate.

(e)                                  DISCLAIMER OF WARRANTIES. EXCEPT AS SPECIFIED IN THIS MSA, NEWCO DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

11.2                        By Perot Systems   Perot Systems hereby warrants to Newco as follows:

(a)                                  Good Standing. Perot Systems (i) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, (ii) is in good standing and is authorized to do business in each jurisdiction where the failure so to do has a material adverse effect on Perot Systems’ ability to perform its material obligations under this MSA and (iii) has full corporate power to own, lease, and operate its properties and assets, to conduct its business as that business is now being conducted, and to perform its obligations under this MSA.

(b)                                 Authorization. This MSA has been duly authorized, executed and delivered by Perot Systems and constitutes a valid and binding agreement of it, enforceable against it in accordance with its terms, subject to the provisions of the United States Bankruptcy Code and other laws generally affecting debtors’ rights.

(c)                                  No Conflicts. Neither the execution nor delivery by Perot Systems of this MSA, nor the performance by it of any of its obligations under this MSA, shall result in the material breach of any term or provision of, or constitute a material default under, any charter provision or bylaw, or material agreement, order, law, rule or regulation applicable to it, which has a material adverse effect on Perot Systems ability to perform its material obligations hereunder. The foregoing does not extend to any breach or default to the extent directly caused by Newco.

(d)                                 Quality of Services. The Services under this MSA shall be performed in a competent and diligent manner in accordance with the highest then-current industry practices implemented by PSC Personnel of suitable training, skill and experience to perform such Services.

(e)                                  Disabling Code. Perot Systems shall not insert into the Software any Disabling Code, and Perot Systems shall not knowingly invoke any Disabling Code at any time, including upon expiration or termination of this MSA, for purposes of self-help or any other surreptitious or wrongful reason. “Disabling Code” shall include any Viruses and any other computer code (i) designed to disrupt, disable, harm, or otherwise impede, in any manner, including aesthetic disruptions or distortions, the operation of the Supported Software or the Services, or any other associated software, firmware, hardware, computer system or network (sometimes referred to as “Trojan Horses”, “viruses”, “worms” or “Easter eggs”), (ii) that would disable the Supported Software or Services or impair in any way their operation based on the elapsing of a period of time, exceeding an authorized

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number of copies, advancement to a particular date or other numeral (sometimes referred to as “time bombs”, “time locks”, or “drop dead” devices) or (iii) that would permit any unauthorized person to access the Supported Software or Services to cause such disablement or impairment (sometimes referred to as “traps”, “access codes” or “trap door” devices), or any other similar harmful, malicious or hidden procedures, routines or mechanisms which would permit unauthorized access to such programs or cause such programs to cease functioning or to damage or corrupt data, storage media, programs, equipment or communications, or otherwise interfere with operations of Newco.

(f)                                    Deliverable Quality. Each deliverable produced by Perot Systems hereunder, or for which Perot Systems otherwise has responsibility for the successful completion as a part of the Services, (i) shall conform to the reasonable acceptance test (which acceptance test shall be based on the applicable specifications and other mutually agreed criteria) or, in the case of deliverables other than software, the specifications, documentation and other criteria for such deliverable set forth or referred to in the applicable project plan, and (ii) if, after acceptance of any such deliverable, Newco identifies a material deviation from such criteria for that deliverable, Perot Systems shall promptly correct such deviation without additional charge.

(g)                                 Hardware and Software. Perot Systems shall use reasonable commercial efforts to manage the Third Party Vendors who maintain the Supported Hardware and Supported Software under Managed Contracts for which Perot Systems has administrative responsibility so that they operate substantially in accordance with their specifications, including:

(i)                                     maintaining Hardware in good operating condition, subject to normal wear and tear;

(ii)                                  undertaking repairs and preventive maintenance on Hardware in accordance with the applicable Hardware manufacturer’s recommendations; and

(iii)                               performing Software maintenance in accordance with the applicable Software vendor’s documentation and recommendations.

(h)                                 Efficiency and Cost Effectiveness. To the extent Perot Systems’ performance affects Perot Systems’ charges under this MSA, Perot Systems shall use commercially reasonable efforts to use efficiently the resources or services necessary to provide the Services and that with respect to chargeable resources it shall use commercially reasonable efforts to perform the Services in the most cost-effective manner consistent with the required level of quality and performance.

(i)                                     Technology. Perot Systems shall provide the Services using, consistent with the Change Control Process, proven, current technology, which is generally available

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whenever possible, that shall enable Newco to take advantage of technological advancements in its industry and support Newco’s efforts to maintain competitiveness in the markets in which it competes. This warranty is not intended to conflict with or enlarge specific provisions of this MSA (e.g., technology refresh) or conflict with Newco’s technology environment.

(j)                                     Intellectual Property Rights. Perot Systems has or will obtain all consents, licenses, permissions and releases necessary to grant Newco the rights granted hereunder, including but not limited to, those rights granted with respect to GreenWay 1.0, Odyssey and VRS.

(k)                                  DISCLAIMER OF WARRANTIES. EXCEPT AS SPECIFIED IN THIS MSA, PEROT SYSTEMS DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A SPECIFIC PURPOSE.

11.3                        Certain Covenants

(a)                                  Compliance with Law. Newco shall comply, and shall cause the Supported Affiliates to comply, in all material respects with all Federal, state and local laws and regulations generally applicable to entities in the car rental business that relate to this MSA and shall obtain all applicable permits and licenses generally applicable to entities in the car rental business as required in connection with its obligations under this MSA. Perot Systems and all parties acting on its behalf hereunder shall comply in all material respects with all Federal, state and local laws and regulations generally applicable to entities in the information technology services business that relate to this MSA and shall obtain all applicable permits and licenses generally applicable to entities in the information technology services business as required in connection with its obligations under this MSA. Each Party shall render reasonable cooperation to the other party to achieve such legal compliance. If and to the extent that any U.S. or other international export licenses may be required for the export of any software or equipment hereunder, the exporting Party shall be responsible for obtaining any such licenses. Each Party shall be solely responsible for determining whether such Party is in compliance with all laws or regulations affecting its internal operations.

(b)                                 Third Party Equipment or Software Warranties. To the extent that Perot Systems has the necessary rights, Perot Systems shall pass through to Newco or its designee any third party warranties, indemnifications (including reimbursement of expenses and attorneys’ fees), and other benefits designed to protect the user or purchaser for equipment or software which Perot Systems receives as procurement agent for Newco and will provide to Newco or its designee copies of the purchase agreements and service agreements for such equipment and the license and maintenance agreements for any such third party software.

(c)                                  Prompt Payment of Subcontractors. Upon payment by Newco (provided the appropriate invoice has been submitted by Perot Systems), Perot Systems shall

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pay its Subcontractors and Perot Systems used in connection with the Services all sums due and owing to such persons in accordance with the terms of its agreements with such Subcontractors and Perot Systems.

(d)                                 No Liens or Encumbrances. Perot Systems shall not take any actions that would reasonably result in any liens or encumbrances of any kind or amount being placed upon any facilities, equipment or software used to render the Services to Newco under this MSA.

11.4                        Viruses   For purposes of this MSA the term “Virus” shall mean:  (i) program code programming instructions or set of instructions intentionally constructed with the intent to wrongfully damage, interfere with, allow unauthorized access to or otherwise adversely affect computer programs, data files, or operations; or (ii) or other code typically designated to be a Virus. With respect to the technologies for which Perot Systems has assumed operational control under this MSA, Perot Systems will be responsible for:  (i) employing the commercially reasonable prevention procedures, detection mechanisms, and Virus response procedures approved by Newco in the Operations Procedures Manual to contain the infection and protect against vertical propagation; (ii) maintaining a Virus intervention program and documenting procedures; (iii) using the latest versions/releases of Virus protection software programs approved by Newco; and (iv) providing Newco with an incident report, in a mutually agreed upon format, in the event that a Virus causes loss of operational efficiency or loss of any data. Perot Systems shall diligently test any PSC Software, PSC Tools, Developed Software and Embedded Software prior to loading them onto the Supported Hardware using commercially reasonable Virus detection and removal products purchased by Newco. Perot Systems will perform such testing in accordance with a testing process that is reasonably acceptable to Perot Systems and Newco under the Operations Procedures Manual.

If a Party believes or has reason to believe that a Virus has been introduced into the Supported Systems, Developed Software, PSC Software, PSC Tools, Embedded Software or Supported Hardware, each Party shall use commercially reasonable efforts to identify and neutralize such Virus and to mitigate any adverse effect thereof. Perot Systems shall assist Newco in repairing or restoring as soon as, and to the extent, reasonably practicable any data or information damaged by such Virus.

Each Party shall use commercially reasonable efforts to ensure that no Viruses are introduced by any PSC Personnel or Newco Personnel, as the case may be, into the systems used under this MSA. Except for services that may be provided by PSC Personnel regularly assigned to provide the Services, Perot Systems’ efforts (i) to identify and neutralize such Virus and to mitigate any adverse effect thereof, and (ii) to assist Newco in repairing or restoring any data or information damaged by such Virus shall be an Additional Service (except in the case where PSC Personnel willfully introduced such Virus, in which case such assistance shall be at Perot Systems’ expense).

Perot Systems agrees that, notwithstanding anything to the contrary herein, if a Virus is found to have been introduced into the systems used to provide the Services, Perot

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Systems shall use commercially reasonable efforts at no additional charge to eliminate the Virus, to reduce the effects of the Virus and, if the Virus causes a loss of operational efficiency or loss of data, to mitigate and restore such losses, without additional PSC Personnel. The priority and intensity of the efforts undertaken by the Parties to identify and neutralize the Virus, and to repair or restore any affected data or information, shall be determined by the Parties based on their evaluation of the situation, based on such factors as the Parties deem appropriate, including but not limited to, the number of sites affected, the severity of the damage being caused, and the relative importance of the data and information affected.

ARTICLE 12

INDEMNITIES

12.1                        Cross Indemnity   Each Party shall, and does hereby, indemnify, defend and hold harmless the other Party, their Affiliates, and their officers, directors, employees, agents, successors and assigns and, in the case of Newco, its Franchisees/Licensees (the “Indemnified Parties”) from and against any costs, claims, liabilities, damages and obligations, penalties, losses and expenses incurred by the Indemnified Parties (including, without limitation, reasonable attorneys’ fees and disbursements, costs of investigation, interest, fines, penalties, judgments and amounts paid in settlement) (collectively, “Damages”) or threatened damages directly or indirectly arising out of or resulting from any third party claim regarding (a) the death or bodily injury of any person caused by the negligence or willful misconduct of the indemnitor or any person acting on its behalf hereunder, or (b) the damage, loss or destruction of any real or tangible personal property caused by the negligence or willful misconduct of the indemnitor or any person acting on its behalf hereunder.

12.2                        Perot Systems Employment Indemnification   Perot Systems shall, and does hereby, indemnify, defend and hold harmless Newco and its Indemnified Parties from and against any damages or threatened damages arising out of or resulting from an act or omission of Perot Systems in Perot Systems’ capacity as an employer (provided that such damages or threatened damages do not arise as a result of any contractual obligation of Newco or its Affiliates to its respective employee or employees).

12.3                        Newco Employment Indemnification   Newco shall, and does hereby, indemnify, defend and hold harmless Perot Systems and its Indemnified Parties from and against any damages or threatened damages arising out of or resulting from an act or omission of Newco or its Affiliates in Newco’s or its Affiliates’ capacity as an employer (provided that such damages or threatened damages do not arise as a result of any contractual obligation of Perot Systems to its employee or employees).

12.4                        Indemnification Procedures

(a)                                  Notice of Indemnification Claim; Notice of Election. Promptly after receipt by any Indemnified Party under this Article 12 of notice of the commencement or threatened commencement of any civil, criminal, administrative, or investigative action or proceeding involving indemnified Damages or threatened Damages, the

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Indemnified Party shall notify the indemnitor thereof in writing. A failure or delay in giving timely written notice to the indemnitor shall not relieve its obligations under this Article 12 except to the extent that it can demonstrate prejudice attributable to such failure or delay. Within fifteen (15) days following receipt of written notice from the Indemnified Party relating to any claim, but no later than ten (10) days before the date on which any response to a complaint or summons is due, the indemnitor shall notify the Indemnified Party in writing if the indemnitor elects to assume control of the defense and settlement of that action or proceeding (a “Notice of Election”).

(b)                                 Procedure Following Notice of Election. If the indemnitor delivers a Notice of Election within the required notice period, the indemnitor shall have sole control over the defense and settlement of such action or proceeding, provided, however, that:

(i)                                     the Indemnified Party shall be entitled to participate in the defense of such action or proceeding and to employ counsel at its own expense;

(ii)                                  the indemnitor shall not be liable to the Indemnified Party for any legal expenses incurred by the Indemnified Party in such action or proceeding;

(iii)                               the indemnitor shall obtain the prior approval of the Indemnified Party in respect of any non-cash aspects of a proposed settlement of such action or proceeding which could reasonably adversely affect the Indemnified Party before entering into such settlement or ceasing to defend such action or proceeding; and

(iv)                              any proposed settlement of such action or proceeding shall be subject to the indemnitor’s and Indemnified Party’s prior approval, which approval shall not be unreasonably withheld.

(c)                                  Procedure Where No Notice Of Election Is Delivered. If the indemnitor does not deliver a Notice of Election within the required notice period, the Indemnified Party may defend such action or proceeding in such manner as it may deem appropriate, at the cost and expense of the indemnitor. The indemnitor shall promptly reimburse the Indemnified Party for all such costs and expenses, including reasonable attorneys’ fees, demand for which may be made periodically.

12.5                        Subrogation   Upon payment of any indemnity in full under this Article 12, the indemnitor shall be subrogated to all rights of the Indemnified Party with respect to the claims to which such indemnification relates.

12.6                        Intellectual Property Indemnity by Perot Systems   Perot Systems shall defend, indemnify and hold harmless Newco and its Indemnified Parties from and against any and all Damages directly or indirectly arising out of any third-party (i.e., a party other than Newco, any of its Affiliates or the Franchisees/Licensees) claims brought against any of Newco or its Indemnified Parties alleging that the Developed Software, the PSC Software, PSC Tools, or the Embedded Software that is owned by Perot Systems

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infringes a third person’s Intellectual Property Rights anywhere in the world, except to the extent that such a claim is based on the requirements or specifications for Developed Software provided by Newco Personnel.

12.7                        Intellectual Property Indemnity By Newco   Newco shall defend, indemnify and hold harmless Perot Systems and its Indemnified Parties from any Damages directly or indirectly arising out of any third-party (i.e., a party other than Perot Systems or any of its Affiliates) claims brought against any of Perot Systems or its Indemnified Parties alleging that (i) to the extent based on the requirements or specifications of Developed Software provided by Newco Personnel, the Developed Software (ii) the Newco Software. or (ii) Perot Systems’ use of the Supported Systems owned by Newco, infringes a third person’s Intellectual Property Rights anywhere in the world, except to the extent that such a claim is based on the Developed Software (other than with respect to Newco’s requirements or specifications), the PSC Tools or the Embedded Software that is owned by Perot Systems.

12.8                        Certain Third Party Claims   Except as specifically set forth in Section 12.6 and 12.7, neither Party shall seek indemnification from the other Party from and against any damages arising out of or resulting from any third-party claims brought against such Party’s use of the Supported Software and Embedded Systems and alleging that such use infringes such third party’s trademark, copyright, trade secret or patent. Instead, the affected Party shall seek indemnification from the owner or licensor of such Supported System or Embedded Software. Perot Systems agrees to pass through to Newco any indemnification rights that it may have against the owner or licensor of the Supported Software and Embedded Software, and shall procure the necessary rights to do so

12.9                        Infringement Indemnification Procedures

(a)                                  Mitigation. Upon receiving notice of an infringement claim, the indemnitor may, in its sole discretion, (i) modify the allegedly infringing item to be non-infringing provided that the modification is of substantially equivalent functionality, (ii) replace the allegedly infringing item with a non-infringing item of substantially equivalent functionality, or (iii) if, in the indemnitor’s reasonable discretion, modification or replacement is not commercially practicable, obtain for the Indemnified Party the right to continue to use the item in accordance with the terms of this MSA. If the indemnitor elects to modify the allegedly infringing item, (A) the Indemnified Party shall, without charge, give the indemnitor all assistance and information necessary to allow the indemnitor to make such modifications as promptly as practicable at the indemnitor’s expense, and (B) all relevant inspection, test and acceptance criteria and schedules shall be revised as appropriate to reflect such modifications.

(b)                                 Exclusions. Notwithstanding any other provisions of this Section 12.9, the indemnitor shall have no liability to the Indemnified Party for any claim of infringement to the extent such claim is based on the use or licensing of any portion of Developed Software or Supported Software that was:

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(i)            modified by the Indemnified Party without the indemnitor’s involvement or approval if the claim reasonably relates only to such modification by the Indemnified Party;

(ii)           not provided or recommended by the indemnitor to the Indemnified Party; or

(iii)          due to a combination of non-infringing portions of Supported Software or Developed Software provided by the indemnitor and infringing portions provided by the Indemnified Party or some third party and such infringement is the result of such combination.

ARTICLE 13

DAMAGES AND LIMITATIONS OF LIABILITY

13.1                        Limitation on Liability

(a)                                  PEROT SYSTEMS. THE LIABILITY OF PEROT SYSTEMS HEREUNDER, WHETHER BASED ON CONTRACT, EQUITY, NEGLIGENCE, TORT, INTENTIONAL CONDUCT OR OTHERWISE, FOR ANY AND ALL EVENTS, ACTS OR OMISSIONS RELATING IN ANY WAY TO THIS MSA, SHALL NOT EXCEED, IN THE AGGREGATE, $25,000,000 (LESS THE AMOUNT OF ANY SERVICE LEVEL CREDITS PAID UNDER THIS MSA).

(b)                                 NEWCO. THE LIABILITY OF NEWCO HEREUNDER, WHETHER BASED ON CONTRACT, EQUITY, NEGLIGENCE, TORT, INTENTIONAL CONDUCT OR OTHERWISE, FOR ANY AND ALL EVENTS, ACTS OR OMISSIONS RELATING IN ANY WAY TO THIS MSA, SHALL NOT EXCEED, IN THE AGGREGATE, $[REDACTED] (LESS THE AMOUNT OF ANY SERVICE LEVEL CREDITS PAID UNDER THIS MSA).

13.2                        Consequential Damages   NEITHER PEROT SYSTEMS NOR NEWCO SHALL BE LIABLE FOR, NOR SHALL THE MEASURE OF DAMAGES INCLUDE, ANY INDIRECT DAMAGES, INCIDENTAL DAMAGES, CONSEQUENTIAL DAMAGES OR AMOUNTS FOR LOSS OF INCOME, DATA, PROFITS OR SAVINGS ARISING OUT OF ITS PERFORMANCE OR NONPERFORMANCE UNDER THIS MSA. THE FOREGOING EXCLUSION IN THIS SECTION SHALL NOT BE DEEMED TO LIMIT PEROT SYSTEMS’ RIGHT TO RECOVER ANY PAYMENTS FOR SERVICES THAT ARE OR MAY BECOME DUE AND PAYABLE BY NEWCO UNDER THIS MSA.

13.3                        Exclusions   The limitations of liability set forth in Section 13.1 shall not apply to either Party’s obligation to indemnify pursuant to Article 12.

13.4                        Mitigation   Each Party shall act reasonably to mitigate its damages, including Direct Damages or threatened Direct Damages for which such Party may be indemnified, for which the other Party is responsible.

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13.5                        Force Majeure

(a)                                  If either Party is prevented, hindered, or delayed in the performance or observance of any of its obligations hereunder, except for a Party’s payment obligations, by reason of any circumstance beyond its reasonable control, including but not limited to circumstances such as fire, flood, earthquake, elements of nature or acts of God; riots, civil disorders, terrorism, rebellions or revolutions in any country, or a court order which substantially interferes with Newco’s ability to enjoy the benefits of this MSA (“Force Majeure”), that Party shall be excused from any further performance or observance of the obligation(s) so affected for as long as the Force Majeure continues and that Party continues to use all commercially reasonable efforts to recommence performance whenever and to whatever extent possible without delay.

(b)                                 Any Party so delayed in its performance will immediately notify the Party to whom performance is due by telephone (to be confirmed in writing within two days of the inception of such delay) and describe at a reasonable level of detail the circumstances causing such delay. In the event that a Force Majeure occurrence affects Perot Systems, as soon as reasonably practical, the Parties shall meet to discuss the how long the Force Majeure occurrence is reasonably likely to prevent Perot Systems from providing the Services or any component(s) thereof in accordance with the Service Levels and whether Perot Systems will be able to provide a suitable temporary alternative to the Services or component(s) thereof promptly. The Parties shall use all reasonable efforts to conduct and conclude all of the meeting activities promptly after the occurrence of such Force Majeure.

(c)                                  If, in light of the expected duration of a Force Majeure occurrence and Perot Systems’ inability to provide a suitable temporary alternative promptly or if any a Force Majeure occurrence substantially prevents, hinders, or delays performance of the Services or any component(s) thereof necessary for the performance of critical Newco functions (which Newco shall determine, in its reasonable discretion) for more than sixty (60) consecutive hours, then Newco may, at its option and without liability to Perot Systems, procure such Services or component(s) from an alternate source for the duration of the contract entered into with such alternative source, and the charges payable hereunder shall be equitably adjusted to reflect the Services or component(s) that cannot be performed. Perot Systems will not have the right to any additional payments from Newco beyond those that would otherwise be due to Perot Systems as a result of any Force Majeure occurrence that solely affects Perot Systems. If Newco procures such Services or components from an alternate source, Perot Systems shall not charge Newco for such Services or component(s) during the period of suspension, nor shall Perot Systems charge Newco to connect or disconnect suspended or restored Services or component(s). Notwithstanding the foregoing terms, however, neither Party may rely on any Force Majeure occurrence or the rights, remedies, or provisions set forth in this Section as a pretext to intentionally evade or cause the termination of all or a portion of this MSA simply for purposes of avoiding its obligations hereunder without right or cause.

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(d)                                 Upon the occurrence of a Force Majeure, Perot Systems shall perform the Disaster Recovery Services as provided in this MSA. The occurrence of a Force Majeure shall not relieve Perot Systems of its obligation to implement its disaster recovery plan and provide such Disaster Recovery Services.

ARTICLE 14

INSURANCE

14.1                        Insurance   During the Term, Perot Systems shall maintain in force, at Perot Systems’ sole expense, the following insurance of the type and in the amounts (which may be satisfied by “Umbrella” or Excess Liability Insurance) set forth below with insurers having an A.M. Best rating of at least A-VII:

(a)                                  Workers’ Compensation:  statutory workers’ compensation insurance in accordance with the legal requirements of each country, state, territory and locality exercising jurisdiction over personnel performing Services in such country, state, territory or locality;

(b)                                 Employer’s Liability:  employer’s liability insurance with a minimum limit in an amount not less than $500,000 per occurrence, covering bodily injury by accident or disease, including death, as well as employee dishonesty coverage in an amount of $10,000,000;

(c)                                  Commercial General Liability:  commercial general liability insurance (including contractual liability insurance) in an amount not less than $5,000,000 per occurrence and general aggregate;

(d)                                 Automobile:  comprehensive automotive liability insurance covering use of all owned, non-owned and hired automobiles, with a minimum combined single limit in an amount not less than $5,000,000 per occurrence for bodily injury and property damage liability;

(e)                                  Electronic Data Processing All Risk Property Insurance:  on equipment, data, media and valuable papers on the premises of a Perot Systems Data Center, which shall name Newco and its Affiliates as loss payees; and

(f)                                    Computer Services Errors and Omissions Liability Insurance:  errors and omissions liability insurance covering the liability for financial loss due to error, omission, negligence of employees and machine malfunction, in an amount of at least $5,000,000 per claim and a policy aggregate limit in an amount not less than $25,000,000.

14.2                        Insurance Documentation   Upon Newco’s reasonable request, Perot Systems shall furnish to Newco certificates of insurance (including evidence of renewal of insurance) evidencing all coverages referenced in Section 14.1. Such certificates shall include a provision whereby the applicable insurer shall give at least thirty (30) days notice to Newco in writing prior to any cancellation or non-renewal, except ten (10) days’ notice for non-payment of premium. To the extent reasonably practical and appropriate, Perot

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Systems shall cause the applicable insurer to name Newco as an additional insured and shall furnish Newco with documentation thereof. All deductibles, self-insured retentions, or retrospective premium features shall be assumed by Perot Systems, for the account of Perot Systems, and at Perot Systems’ sole expense and risk. The Workers’ Compensation, Employer’s Liability, Commercial General Liability, and Automobile insurance policies required under this Section shall be endorsed to provide that the applicable underwriters or insurers waive any and all rights of subrogation against Newco, its Affiliates and their respective officers, directors, agents, employees and other representatives.

14.3                        Risk of Loss   Each party shall be responsible for risk of loss of, and damage to, any equipment, software, or other materials based on the relative degree of fault of such party (its Affiliates, users, customers and Subcontractors) in causing such loss or damage. In the absence of fault of a party (or its Affiliates, users, customers or Subcontractors), (i) Newco shall be responsible for risk of loss, and damage to, any equipment, software, or other materials at the facilities of Newco, its Affiliates and its Franchisees/Licensees, and (ii) Perot Systems shall be responsible for risk of loss, and damage to, any equipment, software, or other materials at the facilities of Perot Systems and its Affiliates. The risk of loss of, or damage to, property in transit will remain with the party arranging the shipment.

14.4                        No Limitation   Perot Systems’ obligation to maintain insurance coverage in specified amounts shall not act as a limitation on any other liability or obligation which Perot Systems would otherwise have under this MSA.

ARTICLE 15

INITIAL DISPUTE RESOLUTION

15.1                        General   Any material dispute between the Parties, arising out of or resulting from the interpretation of any provision of this MSA or the performance or non-performance by a Party, shall be resolved as provided in this Article 15.

15.2                        Management Meetings   Prior to initiating litigation in connection with this MSA, the Parties shall first attempt to resolve their disputes as follows:

(a)                                  Account Managers. Upon a request of a Party, the Account Managers shall promptly meet to resolve and negotiate in good faith to resolve the dispute informally.

(b)                                 Designation of New Representatives. If the Account Managers cannot resolve the dispute within fifteen (15) days of the initial notice of dispute, upon the request of a Party, each Party shall promptly designate a new representative (collectively, the “New Representatives”) who is an executive at the vice president level or higher and not directly involved in the dispute to resolve the dispute. The New Representatives shall promptly meet and negotiate in good faith to resolve the dispute informally.

(c)                                  Disclosure of Non-privileged Information. During the course of negotiations between the Account Managers or the New Representatives, as the case may be,

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all reasonable requests made by one Party to the other for non-privileged information reasonably related to this MSA (as determined by the disclosing Party in its sole discretion) shall be honored in order that each of the Parties may be fully advised of the other Party’s position.

(d)                                 Discussion Format; Exchange of Written Statements. The specific format for the discussions shall be left to the discretion of the Account Managers or New Representatives, as the case may be, including the preparation of agreed-upon statements of fact or written statements of position. At the option of either Party, legal counsel for such Party may be present at any such discussions.

(e)                                  Review by Senior Executive Officers. If neither the Account Managers nor the New Representatives can resolve the dispute within thirty (30) days of the initial notice of dispute, upon the request of a Party, the president or chief operating officers of Perot Systems and Newco shall promptly meet and negotiate in good faith to resolve the dispute.

ARTICLE 16

GENERAL

16.1                        No Hire Commitments

(a)                                  General. Except as otherwise specifically provided in this MSA, and except with respect to any person whose employment is involuntarily terminated by Perot Systems or any Affiliate of Perot Systems, or by Newco or any Affiliate of Newco, as the case may be, during the Term and for six months thereafter, neither Party shall recruit or hire, and each Party shall cause its Affiliates not to recruit or hire, any person then employed by the other Party who materially performed work during the past year in connection with this MSA without the prior consent of the other Party, and such consent may be withheld in the other Party’s sole discretion. Except as otherwise specifically provided in this MSA, during the Term and for six months thereafter, if Newco becomes aware of any of the Franchisee/Licensees recruiting or hiring any person then employed by Perot Systems or any of its Affiliates who materially performed work in connection with this MSA then Newco shall promptly notify Perot Systems in writing or by e-mail. After receipt of such notice, or if Perot Systems otherwise becomes aware that any of the Franchisee/Licensees are recruiting or hiring any person then employed by Perot Systems or any of its Affiliates who materially performed work in connection with this MSA then Perot Systems may request that Newco discuss such activity with the Franchisee/Licensee. In such event, Newco will have such discussion with the Franchisee/Licensee and will use commercially efforts to encourage the Franchisee/Licensee not to recruit or hire any such person during the Term and for six months thereafter. Notwithstanding any provision in this MSA to the contrary, in the event an employee of a Party or any of its Affiliates responds to personal recruiting advertising or other recruiting of a general nature (e.g., through a headhunter not targeted by the Party to recruit the employee) and is employed by the other Party after completing such Party’s new

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hire interview and employment process, such hire shall not be deemed to violate this Section.

(b)                                 Transferred Employees. Notwithstanding the provisions of Section 16.1(a), upon termination or expiration of this MSA, Newco may re-hire any employees of Newco or its predecessors in interest that were transferred to Perot Systems hereunder or under the ANC Agreement.

16.2                        Notices   All consents, notices, requests, demands, objections, and other communications to be given or delivered under or by reason of the provisions of this MSA shall be in writing or, where expressly allowed by this MSA, by e-mail and shall be deemed given when delivered personally against receipt, on the next business day when sent by overnight courier, and on the fifth business day after being mailed by certified mail, return receipt requested, to a Party at the following address (or to such other address as that Party may have specified by notice given to the other pursuant to this provision):

If to Perot Systems:	With a copy to:

Perot Systems Corporation Attention: President 2300 West Plano Parkway Plano, Texas 75075	Perot Systems Corporation Attention: General Counsel 2300 West Plano Parkway Plano, Texas 75075

If to Newco:	With a copy to:

Vanguard Car Rental USA Inc. Attention: Chief Information Officer 200 South Andrews Avenue Ft. Lauderdale, Florida 33301	Schulte Roth & Zabel LLP Attention: Robert R. Kiesel 919 Third Avenue New York, New York 10022

16.3                        Assignment   This MSA shall be binding upon and inure to the benefit of each Party, and their respective successors and permitted assigns, but neither this MSA nor any of the rights, interests or obligations hereunder may be delegated by either Party except as expressly authorized under this MSA, nor may they be assigned by either Party without the prior consent of the other Party, provided, however, that such prior consent of the other Party shall not be unreasonably withheld or delayed in the event that (i) all or substantially all of the business of a Party is acquired by merger, acquisition or otherwise, or such assignment is to an Affiliate, (ii) this MSA is to be included in such transaction, (iii) the acquiring or surviving entity agrees in writing to be bound by all conditions of this MSA and provides a copy of such writing to the other Party, and (iv) the acquiring or surviving entity is not a direct competitor of the other Party and does not own or control, is not owned or controlled by, and is not under common ownership or control of a direct competitor of the other Party. Notwithstanding the foregoing, either Party may assign this MSA to one or more of its Affiliates; provided, however, that the assigning Party

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shall guaranty the obligations of such Affiliate hereunder pursuant to a guaranty agreement in form and substance reasonably acceptable to the other Party. Except as provided in this Section, any assignment without such consent is void, invalid and unenforceable.

16.4                        Severability   Whenever possible, each provision of this MSA shall be interpreted so as to be valid under applicable law, but if any provision of this MSA is held to be invalid, such provision shall be deemed restated to reflect the original intentions of the Parties as nearly as possible in accordance with applicable law, and, if capable of substantial performance, the remaining provisions of this MSA shall be enforced as if this MSA was entered into without the invalid provision.

16.5                        Relationship of Parties   In furnishing Services to Newco, Perot Systems is acting only as an independent contractor and not as a partner, employee, agent or joint venturer of Newco. Except as otherwise expressly provided in this MSA, Perot Systems does not undertake to perform any obligation of Newco, whether regulatory or contractual, or to assume any responsibility for Newco’s business or operations, and Perot Systems has the sole right and obligation to supervise, manage, contract, direct, procure, perform or cause to be performed, all Services to be performed by Perot Systems under this MSA. Except as otherwise expressly provided in this MSA, Perot Systems shall make no contract or commitment binding upon Newco and shall not represent to any other person that Perot Systems has such authority.

16.6                        Approvals and Similar Actions   Where agreement, approval, acceptance, consent or similar action by either Party is required by any provision of this MSA, such action shall not be unreasonably delayed or withheld unless otherwise expressly provided.

16.7                        Covenant of Good Faith   Each Party agrees that, in its respective dealings with the other Party under or in connection with this MSA, it shall act in good faith.

16.8                        Non-disparagement   The Parties agree that successful performance by both Parties hereunder shall require cooperation and good-faith efforts. Accordingly, each Party shall encourage such cooperation and good-faith efforts and hereby agrees that it shall not make any statement, written or oral, that inappropriately or inaccurately refers to, describes or disparages the other Party, its performance hereunder, its products or its services or make any statement, written or oral, that is deceptive, misleading, or unethical regarding the other Party, its performance hereunder, its products or its services.

16.9                        Press Releases   Neither Party shall issue or release any media release (including, without limitation, any announcement made via e-mail or any posting on the Internet or World Wide Web) relating in any manner to:  (a) any aspect of this MSA; or (b) the Services without first providing the other party two days advance notice of the intended media release.

16.10                 Modification; Waiver   This MSA may be modified only in a writing signed by each party. No delay or omission by either Party to exercise any right or power under this MSA may impair such right or power or be construed to be a waiver thereof. A waiver

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by either Party of any of the obligations to be performed by the other Party or any breach thereof may not be construed to be a waiver of any succeeding breach thereof or of any other obligation.

16.11                 Governing Law and Consent to Jurisdiction   The laws of the State of New York, other than its rules on conflicts of laws, shall govern this MSA. Each of the Parties consents to the jurisdiction of any state or federal court located within New York County, New York, and irrevocably agrees that all legal actions or proceedings arising out of or related to this MSA shall be exclusively maintained in either the federal or state courts located in New York, New York.

16.12                 Entire Agreement   This MSA, including its referenced Schedules, Exhibits, and Change Orders, FRDs, and the ANC Partial Termination and Assignment Agreement, constitutes the final, entire and exclusive agreement among the parties with respect to its subject matter, and there are no prior representations, understandings, or agreements relative hereto which are not expressed herein.

16.13                 Survival   The provisions of this MSA which by their nature contemplate performance or observance subsequent to any termination or expiration of this MSA shall survive and continue in full force and effect following any termination or expiration of this MSA, including but not limited to Sections 7.6, 7.8, and 10.8 of this MSA, Articles 8, 12, 13, 15, and 16 of this MSA shall survive any expiration or other termination of this MSA.

16.14                 Section, Exhibit, and Schedule References   Except as otherwise specifically provided in this MSA, Section, Attachment, Exhibit and Schedule references are references to Sections, Exhibits and Schedules in or to this MSA.

{SIGNATURE PAGE FOLLOWS}

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{SIGNATURE PAGE TO INFORMATION TECHNOLOGY SERVICES AGREEMENT}

WHEREUPON, the parties have caused this MSA to be executed on the Agreement Date through their respective duly appointed and authorized representatives.

VANGUARD CAR RENTAL USA INC.		PEROT SYSTEMS CORPORATION

By:	/s/ William E. Lobeck	By:	/s/ Scott A. Lang
Name: William E. Lobeck		Name: Scott A. Lang
Title: Chief Executive Officer		Title: Vice President

Exhibit A

Services

1.		DEFINITIONS	4
	1.1	Certain Definitions	4
2.		GENERAL SERVICES	8
	2.1	Introduction	8
2.2		Operations Procedures Manual	8
	2.3	Systems Management Controls (“SMC”)	10
	2.4	Service Hours	12
	2.5	Consolidation and Relocation of Supported Hardware	12
	2.6	Management of Managed Contracts	12
	2.7	Other General Services	15
3.		HELP DESK SERVICES	17
	3.1	Introduction to Help Desk Services	17
	3.2	Perot Systems Responsibilities for the Help Desk Services	17
	3.3	Newco Responsibilities for the Help Desk Services	18
	3.4	Help Desk Services in Support of the Data Center Services	19
	3.5	Help Desk Services in Support of Desktop Services	20
	3.6	Help Desk Services in Support of Core Application Services	21
4.		DATA CENTER SERVICES	22
	4.1	Introduction to Data Center Services	22
	4.2	Management and Control of the Data Center Services (including applicable Systems Management Controls)	22
	4.3	Description of Data Center Services	35
5		CORE APPLICATION SERVICES	43
	5.1	Core Application Services Overview	43
	5.2	Perot Systems Responsibilities for the Core Application Services	43
	5.3	Application Support Pool and Application Enhancement Pool	46
	5.4	General Pool Management and Reporting	46
	5.5	Supported Software Support	47
	5.6	Newco Responsibilities for Supported Software	49
	5.7	Workflow for the Core Application Services	50
	5.8	Break/Fix	51
	5.9	Maintenance	52
	5.10	Ad-Hoc Requests	53
	5.11	Enhancement/New Development	53
	5.12	Newco Responsibilities for the Core Application Services	53
6.		DESKTOP SERVICES	56

	6.1	Introduction	56
	6.2	Management of the Desktop Services	56
	6.3	Deskside Services	57
	6.4	Supported Desktop Hardware Maintenance Services	59
	6.5	Install, Move, Add, Change Services (“IMAC”)	60
	6.6	Asset Tracking Services	63
	6.7	Electronic Software Distribution for Supported Desktop Software	65
7.		LAN/WAN AND REMOTE NETWORK MONITORING SERVICES	68
	7.1	Introduction	68
	7.2	Operations of the Data Network	68
	7.3	Data Network Operations Management and Control	69
	7.4	Remote Network Monitoring Services	69
	7.5	Capacity Management for the Data Network	69
	7.6	Data Network Connectivity Service	70
	7.7	Data Network Maintenance	70
	7.8	Data Network Provisioning	71
	7.9	Data Network Administration	71
	7.10	Supported Software Support	71
	7.11	Regulatory Changes Affecting the Data Network	71
	7.12	Data Network Engineering	71
	7.13	Data Network Optimization	72
	7.14	Newco Responsibilities for the Data Network	73
8.		DISASTER RECOVERY SERVICES	75
	8.1	Introduction	75
	8.2	Disaster Recovery Services	75
	8.3	Data Network Recovery	76
	8.4	Desktop Disaster Recovery Services	76
9.		Security Services	78
	9.1	Introduction	78
	9.2	Security Management	78
	9.3	Physical Security	80
	9.4	Logical Access Control	81
	9.5	Data Network Infrastructure Security	83
10.		VOICE COMMUNICATIONS MANAGEMENT SERVICES	84
	10.1	Introduction	84
	10.2	Perot Systems Responsibilities.	84
	10.3	Newco Responsibilities	84

Attachments

Attachment A-1                   Intentionally Omitted

Attachment A-2                   Transition Services

Attachment A-3                   VRS Project Services

Attachment A-4           Supported Desktop Hardware and Supported Desktop Software

1.             DEFINITIONS

1.1          Certain Definitions

All capitalized terms used, but not defined, in this Exhibit A have the same meanings given them in the MSA or other Exhibits. As used in this Exhibit A:

(a)       “Ad-Hoc Services” are the Core Application Services other than Break/Fix, Enhancement/New Development and Maintenance that are specifically described in a Change Order.

(b)       “Application Enhancement Pool” is defined in Section 5.3.

(c)       “Application Support Pool” is defined in Section 5.3.

(d)       “Assets” means Supported Managed Assets.

(e)       “Availability Management” is defined in Section 2.3.

(f)        “Batch Management” is defined in Section 2.3.

(g)       “Break/Fix Services” are the Core Application Services for the diagnosis and repair of application and database related failures for Supported Software and Developed Software.

(h)       “Call” is a telephone call to the Help Desk from an End User reporting a problem, asking a question in regards to the Services, or requesting a Service. The procedures for Calls are defined in the Operations Procedures Manual.

(i)        “Capacity Management” is defined in Section 2.3.

(j)        “Change Initiation Request” is defined in Exhibit F.

(k)       “Change Management” is defined in Section 2.3.

(l)        “Configuration Management” is defined in Section 2.3.

(m)      “Data Centers” is defined in Section 4.3.

(n)       “Data Network” is defined as Newco’s wide area networks (“WAN”) and local area networks (“LAN”).

(o)       “Deskside Services” are Desktop Services that are performed at the End User’s work area.

(p)       “Disaster Recovery Contract” is defined in Section 8.1.

(q)       “Disaster Recovery Plan” is Newco’s plan for recovering the Critical Services in the event of a Disaster.

(r)        “Electronic Software Distribution” or “ESD” is the distribution of Supported Software by electronic means.

(s)       “End User” is a person authorized by Newco to receive any Services.

(t)        “Enhancement/New Development” are the Core Application Services for the enhancement of Supported Software and development of Developed Software.

(u)       “Help Desk” is defined in Section 3.1.

(v)       “IMAC” is defined in Section 6.5 of Article 6.

(w)      “Information Security Controls Document” is defined in Section 9.1.

(x)        “Inventory Management” is defined in Section 6.5.

(y)       “Labor Hours” is defined in Exhibit F.

(z)        “Level 1 Support” with respect to Help Desk Services, is defined as: 1) answering the incoming Call, 2) recording all Calls; 3) gathering the information provided by the End User regarding the problem or requested Service; 4) obtaining resource status; 5) accessing on-line information; 6) responding to End User requests for information; 7) handling routine product usage and Services problems; 8) transferring Calls to the appropriate support group; 9) dispatching on-site assistance; 10) opening the Call record; 11) informing the End User of the status of a Call; 12) calling the End User for further information; and 13) closing the Call record.

(aa)     “Level 2 Support” with respect to Help Desk Services, is defined as: 1) closing problem Calls not closed by Level 1 Support, exclusive of product defects; 2) documenting all actions in the Call record; 3) calling the End User for further information; 4) performing root cause analysis, as required; 5) working with vendors (as appropriate) to resolve problems; 6) making recommendations for process and tool improvements; 7) contacting other support groups and organizations, as required; 8) dispatching on-site assistance, if needed; 9) interfacing with other systems, networks and operating system environments personnel; and 10) routing Calls to other levels of support, as required.

(bb)     “Level 3 Support” with respect to Help Desk Services, is defined as: 1) working with vendors that perform the on-site diagnosis and repair by Third Party Vendors as required to close the problem; 2) documenting all actions in the Call record; 3) performing root cause analysis, as required; 4) making recommendations for process and tool improvements; and 5) contacting other support groups or organizations, as required.

(cc)     “Maintenance” are the Core Application Services to monitor, adapt or modify Supported Software as necessary to maintain the operability and functionality or to implement technology changes.

(dd)     “Performance Management” is defined in Section 2.3.

(ee)     “Problem Management” is defined in Section 2.3.

(ff)       “Recovery Center” is the data center utilized by Newco’s Third Party Vendor for disaster recovery to recover the Critical Services.

(gg)     “Recovery Management” is defined in Section 2.3.

(hh)     “Service Hours” the times of the day or night that Perot Systems provides the Services. Service Hours are set forth in the Operations Procedures Manual.

(ii)       “Severity Codes” is defined as the severity designation assigned by the Help Desk to a Call. Severity Codes are described in Exhibit B.

(jj)       “Supported Desktop Hardware” is the Supported Hardware listed in Attachment A-4 to this Exhibit A.

(kk)     “Supported Desktop Software” is the Supported Software listed in Attachment A-4 to this Exhibit A.

(ll)       “Supported Servers” are the servers listed on Schedules 6.2(a) and 6.2(b).

(mm)   “Systems Management Controls” is defined in Section 2.3.

(nn)     “SYS/M” is defined in Section 4.2(k).

2.             GENERAL SERVICES

2.1          Introduction

This Exhibit A describes the duties and responsibilities of Perot Systems and Newco related to Perot Systems’ provision of the Base Services. Perot Systems will provide the Base Services in accordance with the descriptions contained in the MSA, this Exhibit A, the Attachments to this Exhibit A, and the Operations Procedures Manual. Newco will support Perot Systems’ provision of the Base Services in accordance with the descriptions contained in this Exhibit A and the Operations Procedures Manual. During the Term, Newco and Perot Systems may agree on different or additional Base Services and will, as applicable, amend this Exhibit A in accordance with the Change Control Process. This Article 2 of Exhibit A contains descriptions of processes, procedures, and methods that will be utilized by Perot Systems to manage and deliver the Base Services (the “General Services”). The Base Services consist of the following:

(a)           General Services described in this Article 2.

(b)           Help Desk Services described in Article 3.

(c)           Data Center Services described in Article 4.

(d)           Core Application Services described in Article 5. The Core Application Services are performed in accordance with the Change Control Process described in Exhibit F.

(e)           Desktop Services described in Article 6 with respect to the Supported Desktop Hardware and Supported Desktop Software described in Attachment A-4.

(f)            LAN/WAN and Remote Monitoring Services described in Article 7.

(g)           Disaster Recovery Services described in Article 8.

(h)           Security Services described in Article 9.

(i)            Voice Communication Management Services described in Article 10.

(j)            Transition Services described in Attachment A-2.

(k)           VRS Project Services described in Attachment A-3.

2.2          Operations Procedures Manual

(a)           Within 90 days of the Effective Date and as part of the Services, Perot Systems shall prepare, in consultation with Newco, and deliver to Newco, for Newco’s approval, an operating procedures manual (the “Operations Procedures Manual”) to supplement the Services, generally summarizing the following:

(i)            the computer hardware and software environments in which the Services will be performed;

(ii)           the documentation for the Services and all software incorporated therein or used in connection therewith;

(iii)          the procedures Perot Systems intends to use and the activities Perot Systems proposes to undertake in order to manage the Services in addition to those specified in this Exhibit A, including, when appropriate, those direction, supervision, monitoring, staffing, reporting, planning, testing, training, support, quality assurance, problem management, and oversight activities normally undertaken at the Supported Sites or Remote Support Sites where critical business, engineering, manufacturing, distribution, commercial, and financial data of Newco are processed;

(iv)          the procedures of a management reporting system that Perot Systems will use to manage the Services;

(v)           the procedures describing the Virus prevention procedures and detection mechanisms to be employed by Perot Systems, along with the procedures to be utilized by Perot Systems in the event of a Virus introduced into the Supported Systems; and

(vi)          the Systems Management Controls.

(b)           Upon approval of the Operations Procedures Manual by Newco, Newco and Perot Systems will implement the Operations Procedures Manual in the provision of the Services. The initial version of the Operations Procedures Manual shall take into account Newco’s current operating procedures manual, and ANC’s practices in effect prior to the Effective Date. Perot Systems shall use any existing operating procedures in effect as of the Effective Date until final approval of the Operations Procedures Manual.

(c)           Newco and Perot Systems each agree to perform their responsibilities in accordance with the Operations Procedures Manual and this Exhibit A. Perot Systems is responsible for the following in regards to the Operations Procedures Manual:

(i)            creating, updating and maintaining the Operations Procedures Manual in consultation with Newco. Perot Systems will obtain Newco’s prior approval of material changes to the Operations Procedures Manual or any changes to Newco’s obligations;

(ii)           reviewing operations documentation for adherence to operational procedures and standards;

(iii)          periodically distributing to appropriate Newco Personnel, information bulletins regarding new or changed operations and procedures;

(iv)          updating and maintaining Help Desk documentation and procedures and distributing to appropriate Newco Personnel; and

(v)           developing operations documentation for the Supported Software and updating and distributing documentation for the Services and software.

(d)           Perot Systems and Newco will provide documentation for operations procedures and processes relating to the Supported Software and Supported Hardware. Perot Systems will include such documentation in the Operations Procedures Manual.

2.3          Systems Management Controls (“SMC”)

Perot Systems will develop with Newco’s assistance, and Newco will review and approve, the standard set of procedures and disciplines for providing and managing Newco’s information systems as part of the Services (the “System Management Controls” or “SMC”). Perot Systems will utilize and comply with the SMC’s applicable to each Supported System. The Operations Procedures Manual will contain the SMC’s. Perot Systems’ responsibilities for the SMC’s will consist of the following processes:

(a)           “Availability Management” is the process for coordinating the appropriate skills, information, tools and procedures required to manage the availability of the Data Networks and the Supported Systems.

(b)           “Batch Management” is the process for controlling all batch work including the scheduling of resources, the processing of data and transactions and the distribution of data output/information between End Users. Newco’s instructions on what, when and how to schedule and recover batch work will be provided to Perot Systems and included in the Operations Procedures Manual. Unless otherwise agreed, Perot Systems will perform and control setup and scheduling of batch work in accordance with the Operations Procedures Manual.

(c)           “Capacity Management” is the process for the development and maintenance of tactical and strategic plans to verify that the operating environments accommodate Newco’s growing or changing business requirements.

(d)           “Change Management” is the process for the planning, testing, coordinating, implementing and monitoring of changes affecting delivery of the Base Services and Newco’s operating environments without adversely impacting delivery of the Base Services.

(e)           “Configuration Management” is the process for processing configuration changes to the Supported Hardware and Supported Software and maintaining lists and diagrams of Supported System configurations. Upon any revision of the then-current configuration for any Supported Systems, Perot Systems will provide Newco with revised configurations and, on an annual basis, Perot Systems will provide Newco with a complete set of the then-current configurations for the Supported Systems.

(f)            “Inventory Management” is the process for maintaining a record of the Supported Hardware (including new purchases and retirements). This activity includes tracking by Supported Hardware location, maintaining available configuration data and providing necessary information to allow Perot Systems’ to perform its obligations in regards to Managed Contracts.

(g)           “Performance Management” is the process for monitoring, measuring, analyzing and reporting the performance of each Supported System. The process includes system tuning and other efforts undertaken to improve the efficiency and reliability of systems and reduce ongoing maintenance, monitoring and analyzing trends to identify potential problems, and providing tools to help identify areas where preventive maintenance could be performed to improve system efficiency including system performance. In accordance with the Change Control Process, Perot Systems or Newco may request changes to a Supported System in order to enhance or improve that Supported System’s performance.

(h)           “Problem Management” is the process Perot Systems and Newco, as applicable, will utilize for identifying, recording, tracking, updating status (to the End User that reported the problem and Newco management), performing cause analysis and resolving (or providing temporary work-arounds) to reported problems and incidents impacting delivery of the Services, as described in and subject to the timeframes set forth in the Operations Procedures Manual. This process includes recognizing recurring problems, performing root cause analysis on Severity 1 problems or other problems as requested by Newco, addressing procedural issues and containing or minimizing the impact of problems that occur, and updating system and operations documentation as necessary. Finally, this process shall include, at Perot Systems’ election and upon Newco’s approval, performing permanent fixes that involve system changes or enhancements so problems do not reoccur.

(i)            “Recovery Management” is the process Perot Systems and Newco will utilize for planning, establishing and testing the recovery procedures required to re-establish the functionality of Supported Systems in the event of a failure. The intent of this process is to anticipate and minimize the impact of Supported Systems failure through the development of predefined, documented procedures and Supported Software and Supported Hardware recovery capabilities. Upon mutual agreement, Perot Systems will include such procedures for recovery in the Operations Procedures Manual.

(j)            “Change Control Process” is the process described in Exhibit F that Perot Systems and Newco will follow for initiating, coordinating, scheduling, planning, and implementing Changes and Supported Systems-related Maintenance, Enhancements/New Development and Ad-hoc Projects and other infrastructure projects as agreed to by the parties. Change Orders will be prioritized by Newco. Unless otherwise agreed, the Applications Maintenance Pool and the Application Support Pool described in Article 5 of this Exhibit A will be used to fulfill Change Orders.

2.4          Service Hours

Except as otherwise noted in the Operations Procedures Manual, the Service Hours for each element of the Base Services will be provided by Perot Systems on a 7 X 24 basis.

2.5          Consolidation and Relocation of Supported Hardware

Perot Systems may install, rearrange and relocate Supported Hardware as Perot Systems deems necessary to provide the Base Services, provided that (i) Perot Systems receives Newco’s prior approval of a material relocation (i.e., from one Data Center to another) and (ii) if Perot Systems initiates the installation, rearrangement or relocation, such actions will be at Perot Systems’ expense.

2.6          Management of Managed Contracts

(a)           Perot Systems will manage the Managed Contracts in accordance with the MSA and this Exhibit A, provided that Newco will assist Perot Systems in obtaining the necessary consents from the applicable third party vendors in order for Perot Systems to manage such contracts. Perot Systems shall provide Newco with reasonable notice of any renewal, termination, expiration or cancellation dates and changes in fees with respect to Managed Contracts. Perot Systems shall not renew, modify, terminate or cancel, or allow to lapse (where a renewal is available and Perot Systems has knowledge of such renewal) without notice to Newco, or request or grant any consents or waivers under, any such Managed Contracts without the consent of Newco. If any Managed Contract expires before Newco consents to the renewal of such Managed Contract and Perot Systems has provided timely notice of the pending expiration of the Managed Contract, Perot Systems shall have no liability for failing to meet any Service Level that is not met because such Managed Contract has expired, provided that Perot Systems does not itself provide the services that were being provided under such Managed Contract and has provided Newco with a reasonable list of substitute providers of such services. If Perot Systems modifies, terminates, breaches, cancels or allows to lapse (where Newco, after receiving notice of the pending renewal, has instructed Perot Systems to renew) any of the Managed Contracts without obtaining Newco’s prior written consent, any modification, termination or cancellation or reinstatement fees or charges (including, but not limited to, increased charges incurred as a result of reinstating the applicable contract or entering into a new or replacement contract) imposed upon Newco in connection therewith, and all damages (subject to the provisions of Section 13.1 of the MSA) arising therefrom shall be paid by Perot Systems. The management of Managed Contracts by Perot Systems will include the following:

(i)            vendor performance, vendor relationships, vendor negotiations and vendor service delivery improvement plans, where applicable;

(ii)           on an annual or more frequent basis, analyzing and recommending to Newco the renegotiations, replacement, or substitution of Managed Contracts so as to improve the delivery of Services to Newco or, in the case of Managed Contracts retained by Newco, lowering Newco’s costs for such contracts; and

(iii)          managing transitions (e.g., buy-out/purchase options, implementing new leases, etc.) resulting from expiration or termination of hardware and equipment leases and software licenses, and support agreements, and other similar contracts.

Any changes in suppliers for Managed Contracts must be approved by Newco. Newco shall have the right (but not the obligation) to communicate and interact directly with Third Party Vendors under any Managed Contract; provided that such communication or interaction does not interfere with Perot Systems’ performance of the Managed Contract or this MSA.

(b)           In addition to the foregoing, and a part of Perot Systems’ obligation to manage Managed Contracts, Perot Systems shall manage licenses for Supported Software, as follows:

(i)            Perot Systems’ responsibilities for managing licenses to Supported Software residing on Supported Servers will include, without limitation:

(1)           perform an inventory of the licenses to Supported Software residing on Supported Servers as of the Effective Date;

(2)           maintain Supported Software license records (but not in the asset database) including the licenses existing as of the Effective Date and for Supported Software:

(A)          ordered through Perot Systems, or

(B)           procured through Newco with notification to Perot Systems;

(3)           maintain the license data necessary to enable Newco to receive upgrades, enhancements, refreshes, replacements, and maintenance for Supported Software as provided or made available by the applicable Third Party Vendor; and

(4)           implement the mechanism to limit access to Supported Servers, in accordance with applicable Supported Software license requirements, to authorized End Users only, when such mechanisms are made available to Perot Systems by Newco.

(ii)           Newco will:

(1)           provide Perot Systems with the information necessary to update the inventory for Supported Software Newco procures directly;

(2)           register all Supported Software that is licensed to Newco in accordance with the software vendor’s license terms and conditions;

(3)           authorize access for End Users and provide such authorization to Perot Systems (for example, user name, user identification number, user class);

(4)           communicate applicable Supported Software license terms and conditions to End Users;

(5)           be responsible for End User compliance with all Supported Software license terms;

(6)           be responsible for all Supported Software license costs for all Retained Systems Software Licenses and Retained Third Party Application Software Licenses; and

(7)           inform Perot Systems of any discontinued or transferred Supported Software licenses and maintenance, if applicable.

2.7          Other General Services

(a)           Supplies Specifications. Perot Systems will provide Newco with the technical and quality specifications for the supplies, if any, required by Perot Systems to perform the Base Services. Newco will provide, as a Retained Expense, all standard printed forms, printer paper, toner cartridges, print ribbons, tape cartridges and all End User supplies and consumables at the Supported Sites.

(b)           Technology. Perot Systems will assist Newco in the review of third party vendor proposals affecting Perot Systems’ provision of the Base Services to facilitate existing and future systems compatibility with changing industry standards. Perot Systems will consult with Newco regarding new telecommunications and data processing systems, as appropriate. Upon request, Perot Systems will provide additional assistance for the implementation of such third party vendor proposals as a Change Order utilizing the Applications Support Pool or as an Additional Service.

(c)           Third Party Vendor Liaison and Product Assessment. At least annually and as part of the development of the Annual Technology Plan, Perot Systems will consult with Third Party Vendors providing data processing, telecommunications and other services or products related to Perot Systems’ provision of the Base Services in order to keep abreast and apprise Newco of the latest technological product developments.

(d)           Service Review Meetings. Upon Newco’s reasonable request, Perot Systems will coordinate meetings with Newco and any of Perot Systems’ Subcontractors providing Base Services to review service measurements. Perot Systems will participate in service review meetings with vendors and service providers under contract with Newco and who interact with Perot Systems relative to the Base Services, as Newco reasonably requests.

(f)            Procurement. At Newco’s written request, Perot Systems shall, as part of the Base Services, use its reasonable commercial efforts to procure third party equipment, software and other products or services on behalf of Newco. Perot Systems shall procure such items as a Pass Through Expense without markup (unless Perot Systems has responsibility for the equipment or software, in which case such items will be purchased by Perot Systems as part of its charges for the Base Services). Nothing in this section obligates Newco to procure any third party equipment, software or other products or services through Perot Systems.

(e)           Web Site Services. As part of the Base Services, Perot Systems shall provide Services relating to the hosting and operation of Newco’s web sites listed in Schedule 6.4 (as amended from time to time), which Services include, but are not limited to, procuring, providing, installing and managing the hardware, software, and other materials and devices necessary to implement, operate and maintain the Newco web sites on behalf of Newco consistent with the requirements set forth in Exhibit B. As part of the Base Services, Perot Systems shall provide such assistance as Newco may request, install and configure hardware and software, including, without limitation, server and network hardware, install and integrate security monitoring tools, install and integrate logging and reporting systems, integrate and test all systems relating to the operation of the Newco web sites, and monitor the availability and performance of the Newco web sites and related Supported Software, all in accordance with this Exhibit A.

(g)           Hardware and Software Maintenance. As part of the Base Services, Perot Systems shall support and maintain the Supported Hardware and Supported Software, in accordance with this Exhibit A, which support and maintenance shall include, but not be limited to, correcting (or causing a third party to correct) errors, malfunctions and failures of the Supported Hardware and Supported Software that adversely affect the capacity, capability or functionality of the Supported Hardware and Supported Software or Newco’s other systems, hardware, software or networks, and providing (or causing a third party to provide) bug fixes, refinements, improvements, enhancements, or other updates of or to the then-existing features of the Supported Hardware and Supported Software. Perot Systems agrees to license to Newco and the Supported Affiliates, for themselves and Franchisees/Licensees, all Maintenance Modifications and documentation and to provide all such Maintenance Modifications to Newco in source code and object code version via an agreed upon medium.

3.             HELP DESK SERVICES

3.1          Introduction to Help Desk Services

Perot Systems will provide and manage the help desk (“Help Desk”) described in this Article 3 of Exhibit A and the Operations Procedures Manual to perform the following (collectively, “Help Desk Services”): (i) address End User reported problems and respond to questions concerning the Services (ii) request Services (e.g. IMACs and Break/Fix) and (iii) assist in the resolution of reported problems (or temporary work-arounds) in accordance with the Problem Management Process. In providing the Help Desk Services, to the Help Desk will act as the contact point, via a toll free telephone number provided by Perot Systems, for End Users who require assistance in the resolution of problems, concerns, and questions and to request applicable Services. Calls into the Help Desk will be answered in English. If a problem cannot be resolved by telephone, the Help Desk will handle the problem via the escalation procedures set forth in the Operations Procedures Manual.

3.2          Perot Systems Responsibilities for the Help Desk Services

Perot Systems’ responsibilities for Help Desk Services includes, without limitation:

(a)           provide, program and maintain the automatic call distribution equipment Perot Systems utilizes to provide the Help Desk Services;

(b)           receive, log and dispatch or transfer Calls, as appropriate;

(c)           open a Call record (problem ticket) to document Calls. A Call record may include information such as End User information, Call record number, date and time opened, service requested, problem description or symptoms, Call assignment (for example, Level 2 Support, Level 3 Support), Call status, and Call resolution and closure information;

(d)           prioritize Calls in accordance with the Severity Codes;

(e)           perform problem analysis, when appropriate, including identification of the source of the problem;

(f)            provide Call status as the End User requests;

(g)           dispatch or arrange for on-site support, if required, for problem determination and/or resolution;

(h)           notify the designated Newco contact at affected Supported Sites of Supported Hardware or Supported Software failures in accordance with the process set forth in the Operations Procedures Manual;

(i)            provide a status recording for Supported Systems with status information such as known major incidents and estimated recovery times;

(j)            interface with and coordinate problem determination and resolution with the designated Newco contact at the affected Supported Site and all applicable Third Party Vendors;

(k)           monitor problem status and facilitate problem closure within defined Severity Codes or escalate in accordance with the escalation procedures defined in the Operations Procedures Manual;

(l)            provide input to appropriate Newco Personnel on End User training requirements based on problem Call tracking and analysis;

(m)          with Newco’s assistance, establish and maintain Call prioritization guidelines and escalation procedures;

(n)           develop Help Desk operational processes and procedures and provide to Newco for distribution;

(o)           maintain a contact list of Perot Systems’ points of contact, including names and telephone, pager and fax numbers, and provide to Newco for distribution;

(p)           communicate to the designated Newco contact at Supported Sites on available Base Services and the procedures for accessing such Base Service;

(q)           provide a standard monthly report to Newco summarizing the Calls (by status code) received and handled by the Help Desk for the prior month;

(r)            using the information contained in the standard monthly reports, Perot Systems will provide information to Newco on Call trends and make recommendations (for example, additional End User training requirements), where appropriate; and

(s)           perform an analysis of Newco’s requirements and propose a solution for a web-based interface (Help Now) to allow submission of problem tickets, checking of problem status, password reset and checking of systems status.

3.3          Newco Responsibilities for the Help Desk Services

Newco will provide or perform the following in order for Perot Systems to perform the Help Desk Services:

(a)           provide and publish a single toll free telephone number for End Users to contact the Help Desk;

(b)           perform all End User training on hardware and software (Perot Systems to train Newco’s training personnel);

(c)           maintain and distribute an Newco contact list for Supported Sites and Remote Support Sites, including names and telephone, pager and fax numbers, for use by Help Desk staff to contact appropriate Newco personnel for problem determination assistance and escalation and ensure such personnel are available as required;

(d)           assist Perot Systems in establishing Call prioritization guidelines and escalation procedures;

(e)           communicate the Help Desk processes for reporting problems and requesting Services to Newco’s End Users;

(f)            communicate support responsibilities and procedures to the designated Newco contact at the Supported Sites or the Remote Support Site and applicable Third Party Vendors (for example, providing Call status and resolution to the Help Desk and ensure adherence to such procedures); and

(g)           assist Perot Systems, as requested and in a time frame commensurate with the assigned problem Severity Code and associated Service Level commitment, in the resolution of recurring problems which are the result of End User error.

3.4          Help Desk Services in Support of the Data Center Services

(a)           Perot Systems’ responsibilities for providing the Help Desk Services in support of the Data Center Services includes, without limitation, the following:

(iv)          provide Level 1 Support and coordinate Level 2 and Level 3 Support for the Supported Hardware and Supported Software;

(v)           report on the status of batch jobs, upon Newco’s request;

(vi)          instruct appropriate PSC Personnel to reset passwords and perform logon ID administration in accordance with Newco-provided security guidelines; and

(vii)         at the direction of Newco or as required to meet applicable Service Levels, instruct appropriate PSC Personnel to recycle, start and stop Supported Hardware.

(b)           Newco’s responsibilities for the Help Desk Services in support of the Data Center Services includes the following:

(i)            Newco will provide Perot Systems with the security guidelines, including the Supported System access authorization profiles; and

(ii)           Newco will, in its sole discretion, authorize exceptions to the security guidelines.

3.5          Help Desk Services in Support of Desktop Services

(a)           Perot Systems’ responsibilities for providing the Help Desk Services in support of the Desktop Services includes, without limitation, the following:

(i)            provide Level 1 Support, coordinate Level 2 and Level 3 Support for Supported Desktop Hardware (including handheld rental devices) identified in Attachment A-4 to this Exhibit A;

(ii)           instruct appropriate PSC Personnel to perform LAN administration and related security functions (for example, password resets); and

(iii)          with respect to desktop hardware other than Supported Desktop Hardware:

(1)           provide Level 1 Support, to the extent possible with available Help Desk personnel with knowledge of such hardware;

(2)           as appropriate, refer problems or questions to the designated Newco contact at the affected Supported Site or Remote Support Site for resolution; and

(3)           dispatch applicable Third Party Vendors to perform on-site services (for example, deskside support, hardware maintenance, IMACs) at Newco’s request and instruction or at Perot Systems’ recommendation (subject to Newco’s consent).

(b)           Newco’s responsibilities for the Help Desk Services in support of the Desktop Services includes the following:

(i)            communicate the Desktop Standards for Supported Desktop Hardware, Supported Desktop Software and maintenance or repair services to End Users;

(ii)           ensure that End Users are authorized to request the maintenance and repair services including the dispatch of Third Party Vendors to provide on-site services; and

(iii)          with respect to desktop hardware other than Supported Desktop Hardware:

(1)           provide all Level 2 and Level 3 Support, and

(2)           be responsible for the resolution/closure of any problems or questions referred to Newco by Help Desk staff.

3.6          Help Desk Services in Support of Core Application Services

(a)           Perot Systems’ responsibilities for providing Help Desk Services in support of the Core Application Services includes, without limitation, the following:

(i)            develop, with Newco assistance, Level 1 Support scripts for use in providing Level 1 Support for End Users’ problems and questions relating to the Supported Software;

(ii)           provide scripted Level 1 Support for software other than Supported Software for which Newco provides scripts and training (Perot Systems is not responsible for providing Level 2 or Level 3 Support for such software);

(iii)          redirect Calls requiring Level 2 and Level 3 Support to the appropriate Perot Systems application support group for problems and questions relating to the Supported Software; and

(iv)          redirect Calls requiring Level 2 and Level 3 Support to the appropriate Newco application support group for problems and questions relating to software other than Supported Software.

(b)           Newco’s responsibilities for the Help Desk Services in support of the Core Application Services includes the following:

(i)            Newco will provide assistance to Perot Systems in the development of Level 1 Support scripts for Supported Software.

4.             DATA CENTER SERVICES

4.1          Introduction to Data Center Services

Perot Systems will perform the activities described in this Article 4 of Exhibit A and the Operations Procedures Manual in support of the Supported Hardware, Supported Software and related environments located at the Data Centers (the “Data Center Services”). Responsibilities for the Data Center Services include the following:

(a)           establishing and maintaining a properly trained and adequate staff at the Data Centers, including necessary management and support staff; and

(b)           management of the Supported Servers (including the mainframe until decommissioning), which consists of End User registration, creating and maintaining End User profiles, granting End User access and authorization, providing ongoing End User password support, announcing and providing new networking services for End Users and providing administrative support for certain Supported Servers (for example, print, file, directory, e-mail).

4.2          Management and Control of the Data Center Services (including applicable Systems Management Controls)

Each party’s responsibilities for the management and control of the Data Center Services and Systems Management Controls applicable to the Data Center Services are described below.

(a)           End User administration activities.

(i)            Perot Systems’ responsibilities for performing End User administration activities will include, without limitation, the following:

(1)           maintain access controls and provide individual and group access to LAN and Supported Servers to End Users and PSC Personnel;

(2)           register new End Users and delete existing IDs and accounts as Newco requests;

(3)           assign and change End User passwords;

(4)           adhere to Newco’s standard naming convention when adding or deleting resources; and

(5)           with respect to Supported Servers:

(A)        create and maintain user groups;

(B)         create and maintain user profiles;

(C)         create and maintain configuration files located on Supported Servers for client machines;

(D)        assign and delete home directories;

(E)         manage queues for shared printers;

(F)         manage directory service;

(G)           enable and disable shared resources;

(H)          create and maintain user login and logon scripts;

(I)            manage and maintain Data Network connectivity between Perot Systems and Newco;

(J)            have root authority and password authority;

(K)          monitor the amount of utilized Supported Server disk space; and

(L)           provide access to End Users to print, file, directory and e-mail services.

(ii)           Newco will provide or perform the following:

(1)           provide designated PSC Personnel with supervisor-equivalent IDs and passwords where required to provide the Services;

(2)           provide Perot Systems with user and group access authorizations;

(3)           define and provide to Perot Systems Newco’s standard naming conventions;

(4)           with respect to Supported Servers, Newco will:

(A)          provide directory structure requirements;

(B)           designate the amount of Supported Server disk space to be allotted to End Users;

(C)           provide Perot Systems with applicable Supported Software vendor license agreements for Supported Software residing on Supported Servers, as required;

(D)          maintain financial responsibility for the Data Network connectivity between Perot Systems and Newco; and

(5)           for Supported Servers located at Remote Support Sites, Newco will:

(A)          designate an Newco contact at each Remote Support Site to provide on-site assistance with Supported Server administrative functions (for example, recycle, power on and off for equipment, and inspect cable connections);

(B)           provide a phone number, e-mail address or fax number to enable Perot Systems’ Supported Server administration specialist to communicate with Newco’s support personnel located at Remote Support Sites;

(C)           for dial-up services, provide and maintain the required hardware and acceptable data transmission phone lines for remote access and paging; and

(D)          pay all telecommunication charges associated with dial-back equipment and pager phone calls.

(b)           Configuration Management

(i)            Perot Systems will maintain documentation for the following:

(1)           Supported Systems configuration;

(2)           Data Network operating systems configuration;

(3)           backup and restore processes;

(4)           Supported Hardware configuration reports; and

(5)           With respect to Supported Servers:

(A)          protocol details;

(B)           user group definitions;

(C)           user definitions;

(D)          addressing schema;

(E)           disk space mappings; and

(F)           access rights reports.

(ii)           Newco will provide Perot Systems with existing documentation and future requirements, as available, for the following:

(1)           Supported Systems configuration;

(2)           Data Network operating systems configuration;

(3)           backup and restore processes;

(4)           Supported Hardware configuration reports; and

(5)           With respect to Supported Servers:

(A)          protocol details;

(B)           user group definitions;

(C)           user definitions;

(D)          addressing schema;

(E)           disk space mappings;

(F)           Supported Hardware configuration reports; and

(G)           access rights reports.

(c)           General logical and physical management for Supported Servers

(i)            Perot Systems’ responsibilities will include, without limitation, the following for Supported Servers:

(1)           perform initial Supported Server configuration for the installed operating system;

(2)                           setup addresses; and

(3)           monitor Supported Servers and log logical access to Supported Server resources.

(ii)           Newco will:

(1)           provide the required physical environment for Supported Servers located at the Newco Supported Sites and provide Perot Systems with access to such resources;

(2)           provide Perot Systems with the Supported Server configuration (hardware components, software and communication devices) for each Newco Supported Site; and

(3)           provide Perot Systems (as appropriate) with drawings of each Newco Supported Site. Such drawings should include detail, for example, on partitions, doors, equipment racks, electrical power receptacle locations, phone jack locations, telecommunications port locations, Supported Server port locations, and room designations.

(d)           Change Management

(i)            Perot Systems’ responsibilities for Change Management will include, without limitation, the following:

(1)           with Newco, develop procedures for handling planned and emergency changes affecting the Supported Systems, including review, approval, communication and proper documentation;

(2)           communicate changes made by Perot Systems affecting the Supported Systems in accordance with the Change Management procedures contained in the Operations Procedures Manual and in Exhibit F;

(3)           record and track approved change requests;

(4)           schedule or manage testing and implementation of approved changes, including communication to and coordination with affected Newco business units;

(5)           evaluate planned changes to the Supported Systems and advise Newco of any requirements to support such changes;

(6)           provide automation scripts, where possible, for tasks associated with a change;

(7)           receive and handle notification of related change activity;

(8)           provide a test environment and evaluate applications and Tools configuration before integrating the same into the production environment;

(9)           track change history of managed resources; and

(10)         provide standard Change Management reports as set forth in the Operations Procedures Manual.

(ii)           Newco will:

(1)           assist Perot Systems in developing procedures for handling all planned and emergency changes affecting the Supported Systems including review, approval, communication and proper documentation; and

(2)           notify Perot Systems of any planned or emergency changes to Newco’s environment affecting Perot Systems’ provision of the Services.

(e)           Performance Management

(i)            Perot Systems’ responsibilities for Performance Management will include, without limitation, the following:

(1)           With Newco’s assistance, define performance indicators and monitor Supported Systems performance against such indicators;

(2)           install management agents provided by Newco;

(3)           take appropriate action (for example, tuning, and notifying the Newco Project Executive) when Supported Systems’ performance is negatively impacted;

(4)           with Newco’s assistance, establish a schedule for performing Supported Systems’ maintenance (for example, virus detection, backup, DASD cleanup, and testing) and modifications and enhancements;

(5)           advise Newco of any required Supported System configurations and/or modifications necessary to enable Perot Systems to meet the Service Levels;

(6)           provide standard performance reports;

(7)           With respect to Supported Servers:

(A)          review configuration data and usage patterns;

(B)           establish performance thresholds and exception reporting procedures;

(C)           with Newco’s approval, establish a schedule for performing Supported Server maintenance (for example, virus detection, backup, disk space cleanup, and testing such as defragmentation) and modifications and enhancements so as to minimally impact End Users;

(D)          perform required operating system configurations and modifications as necessary: and

(E)           provide proper power protection equipment at Perot Systems’ Data Centers (for example, battery and power surge protection).

(ii)           Newco will

(1)           assist Perot Systems in establishing a schedule for performing Supported Systems maintenance (for example, virus detection, backup, DASD cleanup, testing and testing such as defragmentation) and modifications and enhancements so as to minimally impact End Users;

(2)           provide proper power protection equipment at Newco Data Centers (for example, battery and power surge protection); and

(3)           be responsible for all costs associated with providing Supported Server hardware, software and Data Network connectivity required by Perot Systems to provide the Base Services.

(f)            Problem Management

(i)            Perot Systems’ responsibilities for Problem Management will include, without limitation, the following:

(1)           perform Problem Management tasks including real-time mainframe and Supported Server monitoring, problem identification, reporting, logging, tracking, resolution, communication and escalation for problems; and

(2)           with Newco’s assistance:

(A)          review and update from time to time problem priority levels and associated escalation procedures for inclusion in the Operating Procedures Manual;

(B)           review and update from time to time backup and recovery processes and procedures for Critical Services for inclusion in the Operating Procedures Manual;

(C)           define indicators to monitor;

(D)          define alert and paging processes and procedures, including escalation procedures;

(E)           develop and maintain a plan that enables the recovery of Newco Data due to unplanned operational types of failures such as equipment malfunction, temporary power disturbances and abnormal termination; and

(3)           assign ownership and priority for each reported problem, in accordance with the Problem Management procedures set forth in the Operations Procedures Manual.

(ii)           Newco will assist Perot Systems with the following:

(1)           defining problem priority levels and associated escalation procedures for inclusion in the Operations Procedures Manual;

(2)           establishing backup and recovery processes and procedures for the Critical Services (including Supported Servers that Newco identifies as Critical Services) for inclusion in the Operations Procedures Manual;

(3)           defining indicators to monitor;

(4)           defining alert and paging processes and procedures; including escalation procedures; and

(5)           developing and maintaining a plan that enables the recovery of data due to unplanned operational types of failures such as equipment malfunction, temporary power disturbances and abnormal termination.

(iii)          Newco will provide or perform the following:

(1)         provide to Perot Systems a list of the designated Newco contact(s) at each Remote Support Site for purposes of assisting with problem resolution and escalation, if required, including any updates as they occur;

(2)         ensure the appropriate Newco Personnel are available to interface with Perot Systems to resolve complex Data Network problems affecting Perot Systems’ provision of the Services; and

(3)         with respect to Supported Servers:

(A)          identify the Supported Servers (i.e., Critical Services) requiring backup and recovery and provide all required hardware and software necessary to implement the backup and recovery of such Supported Servers;

(B)           provide for an environment to protect the backup tapes for recovery purposes;

(C)           for those problems that are transferred to Newco for resolution, notify Perot Systems of the resolution; and

(D)          provide Supported Server backup systems and tapes.

(g)           Capacity Planning

(i)            Perot Systems’ responsibilities for Capacity Planning will include, without limitation, the following:

(1)           notify Newco when any Supported Server reaches the mutually agreed critical usage levels and that additional capacity is required to perform the Base Services in accordance with the Service Levels; and

(2)           monitor and document Newco’s current Supported Server workloads and provide the information to Newco for use in determining future capacity requirements.

(ii)           Newco will:

(1)           pay for any additional capacity for any Supported Server that has reached critical usage levels and is impacting Perot Systems’ ability to provide the Base Services;

(2)           project Supported Server performance, and capacity and throughput for new Supported Software before promotion into the production environment; and

(3)           project future Supported Server-based trends and capacity requirements for new projects and provide such information to Perot Systems as it pertains to the Base Services.

(h)           Installation Services for the Supported Servers

(i)            Perot Systems’ responsibilities for installing Supported Services will include, without limitation, the following:

(1)           plan for, install, and configure Supported Software on Supported Servers in the Data Centers, provided however that installation of new Supported Servers will be provided utilizing the Application Support Pool or as a Additional Service;

(2)           communicate to the designated Newco contact at Supported Sites, via the Change Management process, any installation prerequisites (for example, additional disk space and memory) and any post install procedures that need to be followed after the installation is completed; and

(3)           Provide coordination for installations of Supported Hardware and Supported Software (e.g., wiring, facilities, floorspace, and power).

(ii)           Newco will:

(1)           provide Perot Systems with operating system Supported Software installation and customization business requirements;

(2)           provide the required network connectivity and bandwidth; and

(3)           ensure compliance by End Users and Newco ‘s business units, via the Change Management process, with any communicated installation prerequisites and post install procedures.

(i)            Availability Management for the Data Network

(i)            Perot Systems’ responsibilities for the availability of the Data Network will include, without limitation, the following:

(1)           assist Newco in defining Newco’s Data Network availability requirements;

(2)           develop an availability plan;

(3)           track, analyze and report on availability;

(3)           contact the appropriate Third Party Vendor to provide Data Network Supported Hardware and Supported Software maintenance in accordance with the equipment manufacturer’s specifications;

(4)           provide required support procedures regarding the Data Network to Newco; and

(5)           recommend Data Network availability improvements.

(ii)           Newco will:

(1)           with Perot Systems’ assistance, define Newco’s availability requirements for the Data Network;

(2)           ensure the appropriate Newco Personnel are available to interface with Perot Systems Personnel, as required, to isolate or resolve complex Data Network, operational or software problems affecting the Data Network; and

(3)           provide proper power protection equipment (for example, battery and power surge protection) for the Data Networks.

(j)            Data Management for the Supported Servers

(i)            Perot Systems’ responsibilities for Newco Data management will include, without limitation, the following:

(1)           with Newco, establish and document in the Operations Procedures Manual, the frequency and types of required data backup as well as the retention periods for Newco Data; and

(2)           perform backup and recovery for Newco Data residing on Supported Servers, including interfacing with Newco -specified tape storage facilities, if any.

(ii)           Newco will:

(1)           define the frequency and types of required Newco Data backup as well as the retention periods for such data; and

(2)           provide the required tape storage facilities.

(k)           SYS/M Administration and Management

(i)            Perot Systems’ responsibilities for Newco’s SYS/M mail application (“SYS/M”) will include, without limitation, the following:

(1)           Install hot fixes, patches and service packs for the currently installed version of SYS/M, as required;

(2)           Install major version upgrades to SYS/M as a Change Order utilizing the Application Support Pool or as an Additional Service;

(3)           Respond to and resolve SYS/M problems including, connectivity, mail flow and performance problems;

(4)           Monitor the utilization of SYS/M in terms of the number of End Users, the amount of free space per Supported Server, and the size of the database. Notify Newco if additional hardware resources are required;

(5)           Monitor and maintain the SYS/M databases. Compress the databases as required;

(6)           Monitor SYS/M mail system application availability and initiate corrective action, as required;

(7)           Respond to requests from Newco related to security breaches;

(8)           Backup and restore the SYS/M application and data;

(9)           Add/delete mailboxes;

(10)         Add/delete End User’s IDs;

(11)         Perform name changes;

(12)         Monitor event logs for unusual errors or indications;

(13)         Comply with and enforce SYS/M standards provided by Newco; and

(14)         Support the SYS/M to Exchange bridge application.

(ii)           Newco will:

(1)           Provide software releases and licensing necessary for Newco SYS/M; and

(2)           Establish standards for the SYS/M environment and communicate changes to Perot Systems.

(l)            Microsoft Exchange Management and Administration

(i)            Perot Systems’ responsibilities for Newco’s Microsoft Exchange Supported Software application will include, without limitation, the following:

(1)           install hot fixes, patches and service packs for the currently installed version of the Microsoft Exchange Server application, as required;

(2)           upon Newco’s request, install major version upgrades to the Microsoft Exchange Server Application as a Change Order utilizing the Application Support Pool or as an Additional Service;

(3)           respond to and resolve Microsoft Exchange problems including, connectivity, mail flow, replication and performance problems for the Supported Sites and escalate Microsoft Exchange problems to the appropriate Third Party Vendors for resolution when necessary;

(4)           using standard monitoring tools, monitor the utilization of Microsoft Exchange in terms of the number of users per Supported Server, the amount of free space per Supported Server, and the size of the database per Supported Server, and notify Newco if additional Supported Servers are required;

(5)           monitor and maintain the Newco Microsoft Exchange databases. Compress the databases as required;

(6)           monitor mail system application availability on all Supported Servers that host Microsoft Exchange and initiate corrective action, as required;

(7)           monitor mail system queues on all Supported Servers that host Microsoft Exchange and initiate corrective action, as required;

(8)           monitor public folder replication and take corrective action, as required;

(9)           respond to requests from Newco related to security breaches;

(10)         backup and restore the Microsoft Exchange application and data;

(11)         add/delete mailboxes;

(12)         add/delete End User’s IDs;

(13)         maintain Group IDs (Newco Manages Group content);

(14)         perform name changes;

(15)         perform mail directory updates, and maintain their associated lists (i.e. for Exchange, the global address list);

(16)         monitor event logs for unusual errors or indications; and

(17)         Install and maintain the Microsoft Exchange client software.

(ii)           Newco will:

(1)           be financially responsible for providing and maintaining the Microsoft Exchange client software licenses;

(2)           provide software releases and licensing necessary for Newco Microsoft Exchange server application; and

(3)           define standards for the Microsoft Exchange environment and communicate changes to Perot Systems.

4.3          Description of Data Center Services

Perot Systems will perform the following Data Center Services for the Supported Systems located at the following Supported Sites (the “Data Centers”): Perot Systems’ Plano Technology Center (PTC), Perot Systems’ Richardson Information Management Facility (RIMF), Ft. Lauderdale (Plaza), Ft. Lauderdale (Data Center), Boca Raton, FL (formerly T-Rex now located on Blue Lake Drive), Salt Lake City Reservation Center, Minneapolis Reservation Center, Goose Creek Reservation Center, Etobicoke, Toronto, Canada and/or such other locations that are added as Supported Sites during the Term in accordance with the MSA.

(a)           Processing Operations at the Data Centers.

(i)            Perot Systems’ responsibilities for processing operations at the Data Centers will include, without limitation, the following:

(1)           support the test, production, quality assurance, training and development Supported Systems environments;

(2)           provide computer operations support and perform console monitoring activities;

(3)           operate and provide Supported Software application availability to present and future Supported Software to support the operating schedules of Newco in accordance with the Service Levels;

(4)           with the approval of the Newco Project Executive, schedule Supported Systems maintenance so as to minimize interference with Newco ‘s business operations;

(5)           regularly monitor End User submitted job submissions and scheduled job submissions to verify that these jobs are successfully completed as time permits in view of competing production resources; and

(6)           make available, monitor and process on-line and batch Supported Software applications, including scheduled, unscheduled and on-request as well as End User initiated processing.

(ii)           Newco will be responsible for selecting, or defining requirements for, all Supported Software. Upon agreement of the Parties through the Change Order Process, Perot Systems will operate new Supported Software selected by Newco, provided such Supported Software is compatible with the operating environment.

(b)           Production Control Services at the Data Centers.

(i)            Perot Systems’ responsibilities will include, without limitation:

(1)           schedule, control and monitor the running of production jobs in the Data Center using scheduling and quality control procedures as specified in the Operations Procedures Manual;

(2)           prioritize and schedule batch jobs and report distribution systems subject to Newco’s schedule parameters including automated scheduling features in the Applications Software and Newco’s specific directions, so on-line Supported Software applications dependent on batch processing and batch process outputs will be available as scheduled;

(3)           obtain Newco approval for and distribute major production control schedules before implementation, as specified in the Operations Procedures Manual;

(4)           update the scheduler database, as required, to reflect changes to the production environment;

(5)           monitor scheduler related incidents, and develop and recommend refinements and revisions to the scheduler database;

(6)           provide requirements for job ABEND restart instructions;

(7)           coordinate and modify schedules for special requests, follow Newco priorities and notify Newco if special requirements will affect the timely completion of other tasks (so that Newco may adjust its priorities);

(8)           to the extent reasonably possible, process special request activities within the requested time frames and in the sequence Newco defines; and

(9)           maintain production schedules and cooperate with Newco in responding to special processing requests and new processing requirements.

(ii)           Newco will:

(1)           review and approve the process for batch job submission, including scheduling (when can jobs run) and exceptions; and

(2)           provide change requirements to the batch schedule in accordance with the Change Management process.

(c)           Systems and Technical Support for the Data Centers.

(i)            Perot Systems’ responsibilities for technical support for the Supported Systems will include, without limitation, the following:

(1)           for new Supported Hardware products ordered by Perot Systems through Newco’s procurement function, designate a Perot Systems focal point to:

(A)          receive the order(s) at the Perot Systems’ work location;

(B)           reconcile the shipping documentation to the products actually received;

(C)           verify that the ordered product was received in operating condition;

(D)          execute an Order/Confirmation (as provided by Newco) and notify Newco procurement of any inaccuracies or items damaged during shipment; and

(E)           sign and forward all correct Order/Confirmations within five business days of receipt;

(2)           perform technical Supported System support operations, including DASD management, Supported System programming (mainframe only), Supported Server administration, capacity planning and performance tuning for the Supported Software;

(3)           upon request, provide support for the refresh of the Supported Systems environments (test, QA, training, development, etc.) (applicable data and code);

(4)           provide support for the Supported Hardware and the Supported Software;

(5)           evaluate, recommend, install and maintain the Supported Software and Supported Hardware;

(6)           apply preventive maintenance and program temporary fixes provided to Perot Systems for no additional charge to correct defects in the Supported Software;

(7)           provide or obtain new versions and releases, upgrades or replacements of mainframe and Supported Software;

(8)           support the operating systems and subsystems, compilers, programming languages, middleware and operational tools; and

(9)           perform major version upgrades of the Supported Software as a Change Order utilizing the Application Support Pool or as an Additional Service.

(d)           File Services at the Data Centers

(i)            Perot Systems’ responsibilities for Newco’s files located at the Data Centers will include, without limitation, the following:

(1)           keep files under Perot Systems’ control, maintain currency of such files and make available during scheduled access times;

(2)           initiate and complete required data processing activities concerning data integrity (for example, handling line transmission errors) of the processed files, according to the procedures specified in the Operations Procedures Manual;

(3)           verify, using tools and procedures specified in the Operations Procedures Manual, the receipt of incoming files and the processing and transmission of outgoing files;

(4)           document, maintain and, as appropriate, update and execute mutually approved file backup and recovery procedures;

(5)           provide a recovery procedure for restoring the data image to a previous level within a mutually agreed time frame;

(6)           conduct regularly scheduled backup and recovery procedures as specified in the Operations Procedures Manual and as prioritized by Newco (for example, data set restore), so as to avoid impacting scheduled operations, and provide recommendations to Newco regarding backup and recovery considerations such as improved levels of protection, efficiencies and cost reductions;

(7)           conduct routine monitoring and corrective action according to procedures Perot Systems prepares and Newco approves for intermediate files used for on-line and batch processing;

(8)           verify availability of adequate file space for processing; and

(9)           report to Newco on Newco’s disk space utilization and requirements for Newco’s planning purposes.

(ii)           Newco will:

(1)           define requirements for job recovery management; and

(2)           define requirements for file backup and recovery procedures.

(e)           Tape Management Services

(i)            Perot Systems’ responsibilities for managing Newco’s tapes at the Data Centers will include, without limitation, the following:

(1)           retain tapes for a mutually agreed retention period for auditing purposes;

(2)           rotate tapes, as required, for off-site storage;

(3)           log and track physical tapes that are checked in and out of the Data Center by Newco or a Third Party in accordance with the procedures specified in the Operations Procedures Manual;

(4)           store tapes and paper documentation, as appropriate, at the off-site storage facility specified by Newco;

(5)           notify Third Party tape storage provider when it is time to scratch or return a tape in accordance with the procedures specified in the Operations Procedures Manual;

(6)           complete tape mounts in sufficient time to meet production processing requirements in accordance with the Service Levels;

(7)           provide tape specifications to Newco;

(8)           maintain adequate supplies for the tape environment and provide a sufficient scratch tape pool to service required processing needs, and notify Newco when additional tapes and other supplies are required;

(9)           retrieve archived tapes and restore required files and data sets within mutually agreed time frames;

(10)         upon Newco’s reasonable request, allow Newco to review tape management operations, including mailing and receipt control; and

(11)         report tape utilization to Newco.

(ii)           Newco will:

(1)           define requirements for off-site tape storage and archiving;

(2)           provide the required off-site tape storage facilities and services;

(3)           provide tapes as Perot Systems requests that meet the Perot Systems-provided tape specifications; and

(4)           be responsible for the costs associated with the transportation of tapes between the Data Center and an off-site storage facility.

(f)            Database Management Services

(i)            Perot Systems’ responsibilities for managing Newco’s database environments will include, without limitation, the following:

(1)           participate in planning for changes in the size of databases due to business growth or reduction and applications development projects, and review Newco’s plans on a regular basis;

(2)           provide physical and operating systems database support for Newco’s database environments and those databases Perot Systems establishes at Newco’s direction;

(3)           in cooperation with Newco, monitor and report database performance and database space utilization and identify and recommend practical modifications for improved performance, and, implement reasonable modifications as approved by Newco;

(4)           maintain and implement mutually agreed database archive processes and procedures;

(5)           maintain mutually agreed database backup procedures, based upon requirements provided by Newco, to recover from a database outage or corrupted database within time frames specified in the Operations Procedures Manual;

(6)           maintain physical database definitions and make such definitions available to Newco upon request;

(7)           promote Newco-approved database changes into the production environment;

(8)           be responsible for logical and physical database design and data modeling and cooperate with Newco during physical database design and review;

(9)           in cooperation with Newco, maintain the standard database access routines application development and maintenance, and document any changes to such routines; and

(10)         assist in problem determination and resolution of database management system issues including escalation to the applicable Third Party Vendor for the affected Supported Software.

(ii)           Newco will:

(1)           define database backup and recovery requirements;

(2)           provide requirements for changes and upgrades to the databases; and

(3)           define and approve database security requirements.

(g)           Output Services

(i)            Perot Systems’ responsibilities for output device processing will include, without limitation, the following:

(1)           produce and deliver output (for example, files, tapes, microfiche files, printed matter) in accordance with the Service Levels;

(2)           track, manage, communicate and resolve problems related to output production and delivery;

(3)           separate, package, label, scan and track tape output and distribute to the mutually agreed distribution drop point in accordance with the Service Levels;

(4)           verify that the files are on the queue and available for transmission to the applicable Newco output and production control locations within the mutually agreed time frames and monitor file transmissions and network messages regarding network connectivity;

(5)           deliver hard copy output to the designated drop location(s) within the designated Data Center;

(6)           work with appropriate Newco Personnel to trace and attempt to find missing output items; and

(7)           execute reruns of output Newco requests and notify Newco if rerunning any output will impact scheduled on-line or batch production processing.

(ii)           Newco will:

(1)           provide output distribution from the designated drop location(s) within the designated Data Center;

(2)           with Perot Systems’ assistance, trace and attempt to locate missing output items;

(3)           notify Perot Systems of any required reruns of output;

(4)           be responsible for all distribution services (for example, mail, messenger, postage, courier); and

(5)           be responsible for microfiche and microfilm supplies, and retrieval and storage of output.

5              CORE APPLICATION SERVICES

5.1          Core Application Services Overview

The Core Application Services performed by Perot Systems comprise the following categories of Services, all as described herein, in Support of the Supported Software and Developed Software (the “Core Application Services”):

(a)           Break/Fix

(b)           Ad-Hoc

(c)           Maintenance

(d)           Enhancement/New Development

Requests for Ad-Hoc, Maintenance and Enhancement/Development will be initiated by either Party in accordance with Change Control Process described in Exhibit F. Except as otherwise agreed, requests for Break/Fix will be initiated by either Party in accordance with the Problem Management process as set forth in the Operations Procedures Manual. Perot Systems shall perform all Core Application Services as authorized and prioritized by Newco. Newco shall manage the business priorities for Change Orders, including realigning priorities within the entire portfolio of the above categories of Core Application Services. In the event that such actions are disadvantageous or impractical, then Perot Systems shall recommend to Newco project management actions, which may include reprioritization of Change Orders and revision of requirements, provided that Newco shall direct Perot Systems regarding implementing any such recommendations.

5.2          Perot Systems Responsibilities for the Core Application Services

Perot Systems’ overall responsibilities for the Core Application Services will include the following:

(a)           determine requirements/specifications prior to producing a Rough Order of Magnitude Estimate (as defined in Exhibit F) or Change Order, and continue to update such requirements/specifications throughout the Change Order life cycle;

(b)           track updates to create an audit trail of the changes to Change Orders;

(c)           develop, integrate, and maintain Supported Software in accordance with Newco’s strategies, principles, and standards set forth in the Operations Procedures Manual relating to technical, data and Supported Software architectures;

(d)           use technologically current (e.g., design, development, integration, maintenance, test) tools and programming languages as appropriate to produce overall (i.e., in the aggregate) improvement in programmer productivity, code stability and reusability;

(e)           determine if modifications or alternatives to Change Orders will be more cost effective to Newco and propose such cost effective modifications or alternatives to Newco, and implement such changes or alternatives as approved by Newco;

(f)            based on the contents of each release for Supported Software, schedule releases (i.e., implementing changes into production) on a periodic basis as agreed to by the Parties. Newco and Perot Systems shall lock down final release content two (2) weeks prior to the implementation dates. Exceptions to this schedule must be approved by Newco, and may include emergency changes for Supported Software in accordance with the Change Management process;

(g)           provide soft-copy versions of all documents arising from or related to a Change Order to Newco;

(h)           within 90 days of the Effective Date, evaluate Newco’s testing environment and provide Newco a written evaluation of suggested improvements;

(i)            maintain a copy of the Supported Software library as of the Effective Date (the “Initial Applications Software Library”);

(j)            comply with Newco’s backup procedures set forth in the Operations Procedures Manual;

(k)           maintain, store, catalog and archive Supported Software code (both source and executable) that comes into the possession of Perot Systems, taking into consideration the media on which such source code exists;

(l)            develop and document deliverables under a Change Order in accordance with architectures and standards as set forth in the Operations Procedures Manual;

(m)          perform Core Application Services so as to minimize disruption to production Supported Software, Supported Hardware and End Users;

(n)           assist Newco in determining the requirements for, and participating in, the development and execution of End User training for the business system(s) resulting from Change Orders, including train the trainer, self-study guides and computer-based training consistent with the requirements of the Change Orders;

(o)           monitor trends within Newco’s industry and related industries and work with Perot Systems in developing strategic plans for information technology;

(p)           from time to time during the Term, identify opportunities for improvement within the then-current suite of Supported Software applications, including documenting and prioritizing activities which may result better performance or efficiency;

(q)           provide training to Newco’s trainers who will in turn implement End User training;

(r)            perform training as requested and prioritized by Newco, if such training is part of a Change Order;

(s)           with respect to any missing source code to Supported Software, Perot Systems will perform the following:

(i)            if the missing source code is for VRS, Perot Systems will recover the missing source code and will be responsible for all costs incurred in such recovery;

(ii)           if the missing source code is for the Legacy Systems, Perot Systems will assist Newco in the recovery of such source code; or

(iii)          if the missing source code is for Supported Third Party Systems Software or Supported Third Party Applications Software, Perot Systems will contact the applicable vendor to recover the missing source code, if available.

Perot Systems will conduct a source code inventory of the Ancillary Applications within 90 days of the Effective Date and will work with the applicable Third Party Vendor to recover any missing source code, if such source code is available; and

(t)            perform source code audits as requested and prioritized by Newco and Perot Systems;

(u)           develop, and thereafter maintain, a knowledge base of documentation gathered throughout the project’s life and allow for re-use of such documentation for future projects;

(v)           perform the Core Application Services for Enhancement/New Development Change Order in accordance with the Development Methodology described in the Operating Procedures Manual; and

(w)          utilize the applicable source code, version and release control processes and tools that are in use by Newco as of the Effective Date to perform Core Application

Services or, subject to Newco’s approval, utilize Perot Systems processes and tools that are no less rigorous than such Newco processes and tools.

5.3          Application Support Pool and Application Enhancement Pool

As part of the Core Application Services, Perot Systems will provide the following pools (“Pools”) of PSC Personnel to perform work activities described in this Exhibit A. The Pools will work primarily on Core Application Services activities, but may work on other activities in support of Supported Hardware, subject to the Change Control Process set forth in Exhibit F.

(a)           Application Support Pool. Perot Systems will provide a pool of PSC Personnel (the “Application Support Pool”) to perform Break/Fix, Maintenance and Ad-Hoc or other Changes as directed and prioritized by Newco. During each month of the Term, Perot Systems will provide the number of PSC Personnel for the Application Support Pool in accordance with the baseline set forth in Attachment C-2 to Exhibit C.

(b)           Application Enhancement Pool. Perot Systems will provide a pool of PSC Personnel (the “Application Enhancement Pool”) to perform Enhancement/New Development or other Changes as directed and prioritized by Newco. During each month of the Term, Perot Systems will provide the number of PSC Personnel for the Application Enhancement Pool in accordance with the baseline set forth in Attachment C-2 to Exhibit C.

5.4          General Pool Management and Reporting

Perot Systems will perform the following responsibilities to assist Newco in properly allocating resources:

(a)           Each month or as otherwise agreed, Perot Systems will perform the following:

(i)            Track and report to Newco the Labor Hours expended from the each of the Pools categorized by Break/Fix, Ad Hoc, Enhancement/New Development, and Maintenance. Labor Hours from the Application Support Pool should reflect total hours by team (e.g., reservations, rent, fleet, RMS, etc) and by category and number of Change Orders within each category (i.e., Break/Fix, Ad Hoc, Enhancement/New Development and Maintenance). For Change Orders (except for Fixed Price Changes), reporting will further be detailed by Labor Hours expended on each milestone described in the applicable Change Order. Detail by specific Change Order tasks will be available upon request (except for Fixed Price Changes), but will not be included in regularly scheduled reporting. Such time reporting shall be standardized, uniform and detailed to reasonably describe the work performed as documented in the Operations Procedures Manual. Reporting processes and the types and definition of the relevant reports will be defined in the Operations Procedures Manual.

(ii)           Review with Newco all Change Orders and Change Initiation Requests to assist Newco in assessing if the then-current Pool staffing / allocations are sufficient to meet Newco’s business needs.

(b)           Each month or more frequently, as mutually agreed by the Parties, Perot Systems will provide Newco a forecast of the next month’s time reporting for Break/Fix, Ad Hoc, Enhancement/New Development, and Maintenance. After each month, provide Newco with a written time report and a comparison of forecasts versus actual hours worked (in the above categories).

(c)           At least once each calendar quarter or otherwise upon the reasonable request of Newco, review with Newco, by Supported Software application, all outstanding Change Orders to determine if the then-current Pool allocation is appropriate to meet Newco’s then-current priorities and requirements. As part of this review, update and confirm with Newco the current Pool staffing plan with a projection of the anticipated Pool staffing for the next quarter required to perform Core Application Services for Newco’s review for potentially reallocating hours based on current priorities.

(d)           Assess the impact of Change Orders on existing and planned Pool resource levels. This will occur during the planning periods and as Newco identifies changes to the Change Orders. At the conclusion of this assessment, Perot Systems will provide Newco with solution options that include:

(i)            redirecting investment levels within the applicable Pool baseline;

(ii)           increasing support above the applicable Pool baseline; and

(iii)          developing a mutually agreed plan to implement such options.

5.5          Supported Software Support

Perot Systems will provide Newco with technical support and advice on Supported Software as described below:

(a)           Supported Third Party Systems Software:

(i)            Perot Systems will make available the Third Party Systems Software applications listed in Schedule 6.4(a) to support the development of

Developed Software. Perot Systems will not discontinue use of a particular Supported Third Party Systems Software application without Newco’s approval; provided, that Newco will assume support expenses for Supported Third Party Systems Software applications that Newco requires Perot Systems to retain after the manufacturer withdraws its support.

(ii)           In the event that Perot Systems desires to discontinue use of a particular Supported Third Party Systems Software application, Perot Systems may offer to migrate Newco to another software application having similar functions at Perot Systems’ expense, and Newco will not unreasonably withhold its approval of such migration.

(iii)          If Newco requests additional application development support products, such request will be considered as an Additional Service.

(b)           Presentations to Newco:

(i)            At least annually as part of the Technology Plan or more frequently as the Parties agree as part of a Change Order or as an Additional Service, Perot Systems will gather information on the use and functions of new hardware and software products. Perot Systems will present Newco with any information Perot Systems regards as relevant to Newco’s business regarding the use and functions of such new products and services to a mutually agreed number of End Users.

(ii)           At Newco’s request, Perot Systems will send representatives to scheduled End User meetings.

(iii)          Perot Systems will identify the Perot Systems technical team responsible for coordinating aspects of the technical operations and support related to the Base Services. The technical team will coordinate the systems support for Newco and will be Newco’s interface to the Perot Systems support structure. The Operations Procedures Manual will contain the contact list and organizational structure for the technical team.

(c)           Supported Software Verification:

Perot Systems’ responsibilities for verifying Supported Software will include, without limitation, the following:

(i)            provide Supported Software program problem determination and resolution, including providing support for Supported Software ABENDs and job recovery;

(ii)           minimize outages caused by Supported Software failures; and

(iii)          upon request of Newco and subject to the Change Control Process, Perot Systems will operate new software applications selected by Newco, provided such software is compatible with Newco’s operating environment.

5.6          Newco Responsibilities for Supported Software

(a)           Newco’s responsibilities for Supported Software will include the following:

(i)            during the Term, select, or define the requirements for the Supported Software. Newco will designate and document application information requirements, including report design and content, frequency of reports, and accessibility to information;

(ii)           retain responsibility for license and related charges, including maintenance fees, and for prioritizing the workload of the Application Support Pool necessary to maintain and support Supported Software;

(iii)          provide Perot Systems with access to the source code for the application load modules executed in the Supported Software production environment, as required by Perot Systems to provide the Base Services, to the extent that Newco can provide such source code or access;

(iv)          enhance Retained Supported Software applications as indicated by performance evaluations at the request of Perot Systems and approved by Newco; and

(v)           have the right to audit, control and approve new Supported Software before its promotion into production.

(b)           Newco responsibilities for verifying Supported Software will include the following:

(i)            verify and evaluate any operating Supported Third Party Systems Software and hardware changes recommended by Perot Systems;

(ii)           follow the Change Control Process for all Supported Software changes, before submission or installation into the Supported Systems environment;

(iii)          follow the Problem Management process, according to published problem resolution criteria contained in the Operations Procedures Manual and document problem resolution and closure;

(iv)          certify, in cooperation with Perot Systems, that existing Supported Software applications function correctly when Perot Systems installs new Supported Third Party Systems Software or upgrades to new releases of current Systems Software; and

(v)           review, in conjunction with Perot Systems, that new applications or functions are compatible with the operating environment.

5.7          Workflow for the Core Application Services

(a)           The parties will utilize the following workflow process for Break/Fix, Ad-Hoc, Enhancement/New Development, and Maintenance.

(i)            Break/Fix. Newco may from time to time request that Perot Systems provide Break/Fix support or Perot Systems may identify a problem and open a Break/Fix request through the Help Desk. As soon as reasonably practicable after receipt of a problem ticket from the Help Desk, and in accordance with the time frames set forth in the Operations Procedures Manual, Perot Systems shall acknowledge the problem ticket for Break/Fix and, unless otherwise requested, perform such Break/Fix or a reasonable work around to remedy the problem.

(ii)           Maintenance. Newco may from time to time request that Perot Systems provide Maintenance support in accordance with the Change Control Process described in Exhibit F. Following Newco’s approval of the Change Order, Perot Systems shall perform such Maintenance support in accordance with the Change Order.

(iii)          Ad-Hoc. Newco may from time to time request that Perot Systems perform Ad-Hoc Requests in accordance with the Change Control Process described in Exhibit F. Following Newco’s approval of the Change Order, Perot Systems shall perform such Ad-Hoc Request in accordance with the Change Order.

(iv)          Enhancement/New Development. Newco may from time to time request that Perot Systems provide Enhancement/New Development in accordance with the Change Control Process described in Exhibit F. Upon Newco’s approval of the Change Order, Perot Systems shall perform such Enhancement/New Development in accordance with the Change Order.

(b)           Perot Systems acknowledges that Newco may request Perot Systems and other third parties to bid on certain Enhancement/New Development, subject to Section 2.4 of the MSA. In the event that Newco engages a third party to perform

Enhancement/New Development, such third party shall conform to the applicable confidentiality and software license provisions and Newco’s application development standards and processes and the standards and procedures within the MSA (or as mutually agreed between Newco and Perot Systems). Perot Systems shall provide such third parties with cooperation, and access to software libraries, code, documentation, test facilities, and any other aspects of the Core Application Services that may be necessary for such third party to successfully complete its work for Newco. Upon completion of the third party work, Perot Systems will have the opportunity to review third party developed code, including applicable acceptance test results, prior to Perot Systems’ acceptance of such third party developed code for ongoing Core Application Services support (e.g., break/fix, adhoc requests, maintenance and enhancements/new development of such third party developed code).

5.8          Break/Fix

Upon receipt of a problem ticket requesting Break/Fix, Perot Systems will, to the extent possible, diagnose and repair application and database related failures for Supported Software, including any Developed Software with assistance from Newco, in accordance with the Service Levels set forth in Exhibit B.

(a)           Perot Systems’ general Break/Fix responsibilities include the following:

(i)            report problems in accordance with the Problem Management process;

(ii)           track, manage, resolve and escalate, as required, reported problems for the Supported Systems;

(iii)          perform root cause analysis with appropriate assistance from Newco for Severity 1 problems or other problems as requested by Newco;

(iv)          update user, system, and operations documentation as necessary; and

(v)           resolve incidents including rescuing Supported Systems, performing such functions as are necessary to reinstate service to the business (e.g., re-running jobs) and resolving issues caused by End User errors. This may include: (i) restarting or amending production schedules due to late arrivals of critical interfaces or due to Supported Hardware or Data Network communications problems; and (ii) at Perot Systems’ election and upon Newco’s approval, performing permanent fixes so that problems do not re-occur. Perot Systems shall work closely with Newco to provide proper production problem resolution.

(b)             Specifically for Supported Software licensed from Third Party Vendors, Perot Systems will perform the following:

(i)            work with the applicable Third Party Vendor to resolve all applications maintenance problems that require application code;

(ii)           modify application data, and/or operational modifications to handle regulatory changes as directed by Newco;

(iii)          provide Level 2 Support for problems and questions as contracted with Third Party Vendors or Perot Systems; and

(iv)          provide Level 3 Support for problems and questions as contracted with Third Party Vendors or Perot Systems.

(c)           Specifically for Developed Software, Perot Systems will perform the following:

(i)            upon Newco’s prioritization of the Change Order, resolve all applications maintenance problems;

(ii)           upon Newco’s prioritization of the Change Order, resolve all applications maintenance that require data and/or operational modifications; and

(iii)          provide Level 2 and Level 3 Support for reported problems and questions relating to Developed Software.

5.9          Maintenance

Upon receipt of an approved Maintenance Change Order, Perot Systems will perform the adaptations to Supported Software as necessary to maintain the operability and full functionality of the Supported Software or implement technology changes (e.g., System Software upgrades or new scheduling software), all as fully described in the Change Order (“Maintenance”).

(a)           Perot Systems responsibilities for Supported Software maintenance include the following:

(i)            application tuning and code restructuring and other efforts undertaken to improve the efficiency and reliability of Supported Software;

(ii)           minimize on-going maintenance requirements;

(iii)          monitoring and analyzing trends to identify potential problems;

(iv)          providing tools to help identify areas where preventive maintenance could be performed to improve Supported Software efficiency including application performance;

(v)           recommending any preventive maintenance for Newco’s approval;

(vi)          applying Newco-approved standards during the installation of Supported Software;

(vii)         perform operational maintenance monitoring and tuning on Supported Software on a periodic basis. Perot Systems shall also install, as appropriate, tools/products as provided by Newco to enable the Supported Software to perform efficiently and in accordance with applicable specifications;

(viii)        modify application code to handle regulatory changes as directed by Newco; and

(ix)           modify application data, and/or operational modifications to handle regulatory changes as directed by Newco.

(b)           Specifically for Supported Software licensed from Third Party Vendors, Perot Systems’ responsibilities will include, without limitation, the following:

(i)            manage, facilitate, and coordinate Third Party Vendor support for Supported Software; and

(ii)           notify Newco and implement, at Newco’s direction, Supported Software fixes/patches & updates and upgrades made available by Third Party Vendors or Perot Systems.

5.10        Ad-Hoc Requests

Upon receipt of an approved Ad-Hoc Change Order, Perot Systems will perform the Core Applications Services described in the Ad-Hoc Change Order. Newco will prioritize Ad-Hoc Change Orders. Perot Systems will track the types of Ad-Hoc Change Orders and will recommend actions to improve efficiency (e.g. creating common queries, implementing training programs for users and upgrading documentation). Such improvements would be sized, prioritized and scheduled via the Change Control Process.

5.11        Enhancement/New Development

Upon receipt of an approved Enhancement/New Development Change Order, Perot Systems will perform the Enhancement/New Development to the existing Supported Software described in the Change Order or develop the Developed Software described in the Change Order. Newco will prioritize Enhancement/New Development Change Orders.

5.12        Newco Responsibilities for the Core Application Services

(a)           Newco’s responsibilities for Core Application Services will include:

(i)            work with Perot Systems in developing the Technology Plan;

(ii)           from time to time during the Term, identify opportunities for improvement within the then-current suite of Supported Software, including documenting and prioritizing activities which may result in better performance or efficiency;

(iii)          prioritize Change Orders, and work with Perot Systems to align the Change Orders with the tactical and strategic goals of Newco;

(iv)          periodically participate in working sessions with Perot Systems to establish task plans for work items Newco will perform, include those tasks in a master plan for the project or release, and report progress against the plan in a timely and accurate manner;

(v)           participate in the development of detailed requirements and design for Developed Software or enhancements to Supported Software with Perot Systems’ assistance;

(vi)          provide timely notification of all governmental and regulatory changes to Perot Systems in the form of Change Initiation Requests and include Perot Systems in planning activities for Newco sponsored Change Orders that may be undertaken in support of Newco or its customers in other plans;

(vii)         in conjunction with Perot Systems, develop test criteria for all projects and changes (described in business terms) before the project is undertaken so that user acceptance tests can be conducted to verify the completeness and correctness of the business function provided by the new or changed application;

(viii)        plan for the education and training of Newco employees for current and anticipated projects and releases;

(ix)           carry out end user training for all new or changed application functions and include the training plans for those activities in the master plan for the project or release. (Perot Systems will train Newco’s trainers who will in turn implement end user training);

(x)            approve all application changes, including governmental and regulatory changes, by creating test cases, conducting user acceptance tests and verifying that the application changes meet requirements before the changes are introduced into the production environment;

(xi)           ensure Newco employees participate with Perot Systems in reviews of completed projects and releases and in periodic reviews of installed application and assess the completeness and accuracy of the business function provided, the adherence to established business controls, and the auditability of the application (i.e., so that applications are written in a manner that is not overly difficult to audit, understand, and maintain);

(xii)          perform Newco tasks as defined by Perot Systems’ project plan as Newco determines to be appropriate;

(xiii)         reallocate Pool hours based on business priorities; and

(xiv)        conduct weekly review meetings to monitor and evaluate progress against Change Orders.

6.             DESKTOP SERVICES

6.1          Introduction

Perot Systems will perform the activities described in this Article 6 of Exhibit A and in the Operations Procedures Manual in support of Newco’s desktop and handheld environments described in Attachment A-4, Supported Desktop Hardware and Supported Desktop Software (“Desktop Services”).

6.2          Management of the Desktop Services

Perot Systems will manage the delivery of the Desktop Services, which includes performing the following associated tasks:

(a)           Joint definition of strategies

(i)            On an annual basis, Perot Systems and Newco will meet and jointly define strategies for managing and providing the following components of the Desktop Services:

(1)           Deskside Support;

(2)           Procurement;

(3)           Supported Hardware Break/Fix;

(4)           IMAC;

(5)           Asset tracking; and

(6)           Electronic software distribution.

During this review, Perot Systems and Newco will jointly evaluate any key emerging strategies for Desktop Services and develop an integrated strategy that supports Newco’s business plan.

(b)           Perot Systems will implement the applicable SMC procedures, as appropriate, to the Desktop Services.

(c)           Upon reasonable request of Newco, Perot Systems will evaluate new hardware and software, and major version upgrades to Supported Desktop Software for inclusion in the standard base image, hardware standards and/or security standards as a Change Order utilizing the Application Support Pool or as an Additional Service. Perot Systems will provide an assessment document for the new hardware and software, including any one-time or ongoing costs, if any, for the implementation of such hardware and software into the standards. Upon Newco approval of the assessment, Perot Systems will implement such hardware and software into the standards and modify the MSA and Schedules in accordance with the Change Control Process to reflect such updated standards. Perot Systems will evaluate and implement non-major version upgrades, releases and patches to the Supported Desktop Software as part of the Base Services (without utilization of the Application Support Pool).

6.3          Deskside Services

Perot Systems will coordinate with applicable Third Party Vendors for End User assistance with problem determination and problem resolution at the End User’s work location at a Supported Site or Remote Support Site (“Deskside Services”). Deskside Services are a combination of Level 3 Support invoked by the Help Desk (when Level 1 and Level 2 Support cannot adequately address the End User’s problem) and Supported Desktop Hardware related support such as Break/Fix (i.e., hardware maintenance).

(a)           Perot Systems will work with the applicable Third Party Vendor to identify the source and impact of reported problems, eradicate any viruses to the extent possible, and apply any emergency software fixes or temporary work arounds in support of the End Users.

(b)           The following table defines the On-site Desktop Services Perot Systems, Newco or the Third Party Vendor will perform.

Desktop Services - Management Responsibilities

Newco Locations	HW Break/Fix	Problem Management & Dispatch	IMAC Coordination	IMAC Perform	Deskside Services

Ft. Lauderdale (Plaza), Boca Raton (formerly T-Rex now located on Blue Lake Dr.), Ft. Lauderdale (Data Center), Salt Lake City Reservation Center, Goose Creek Reservation Center, Minneapolis Supported Site and Toronto Supported Sites

	Perot Systems Coordinates Through Third Party Vendor	Perot Systems	Perot Systems	Perot Systems Coordinates Through Third Party Vendor	Perot Systems

All Remote Support Sites	Perot Systems Coordinates Through Third Party Vendor	Perot Systems	Perot Systems	Perot Systems Coordinates Through Third Party Vendor	Perot Systems Coordinates Through Third Party Vendor

(c)           Perot Systems’ responsibilities for performing Deskside Services include, without limitation, the following:

(i)            provide Deskside Services for Supported Desktop Hardware and Supported Desktop Software located at the Data Centers;

(ii)           provide onsite Level 1 Support and problem management for the Accra imaging system, a Supported Software application, at the Minneapolis Supported Site (or any successor thereto, provided that such successor site is a Supported Site and Newco retains the Managed Contract for Accra) in accordance with the Operations Procedures Manual;

(iii)          dispatch applicable Third Party Vendors to provide Deskside Services for all other Supported Sites or Remote Support Sites;

(iv)          manage Third Party Vendors until problem resolution, work around or closure, as applicable, for all Supported Sites and Remote Support Sites including:

(1)           applying emergency software fixes in support of problem resolution;

(2)           perform virus eradication on the desktop device;

(3)           update the status of the Deskside Services problem or request ticket to the Help Desk through to resolution or work around, as applicable;

(4)           on completion of the Deskside Services;

(5)           close the problem or request ticket; and

(6)           update the asset database to the extent possible with the data provided by the Third Party Vendor.

(d)           Newco’s responsibilities for the Deskside Services includes the following:

(i)            assist Perot Systems in implementing the Deskside Services operational procedures including the criteria for deployment of PSC Personnel or Third Party Vendors, as applicable; and

(ii)           be responsible for all End User data migration, backup and restore, conversion, and erasure, as required, before and following the provision of the Deskside Services.

6.4          Supported Desktop Hardware Maintenance Services

(a)           Perot Systems’ responsibilities for coordinating maintenance for Supported Desktop Hardware will include, without limitation, the following:

(i)            with Newco’s assistance, validate the maintenance operational procedures related to Supported Desktop Hardware including the criteria for deployment of hardware maintenance services personnel;

(ii)           dispatch the appropriate Third Party Vendor service personnel in accordance with the established procedures;

 (iii)         update the status of the hardware maintenance services problem ticket to the Help Desk through to completion;

(iv)          on completion of hardware maintenance services:

(1)           update the Help Desk so that the problem ticket can be closed;

(2)           update the asset database to the extent possible with the data provided by the Third Party Vendor; and

(3)           provide a monthly standard report to Newco, using available problem management data that summarizes the hardware maintenance services provided during the prior month.

(b)           Newco’s responsibilities for maintenance services for Supported Desktop Hardware include the following:

(i)            assist Perot Systems in implementing the hardware maintenance services operational procedures including the criteria for deployment of hardware maintenance services personnel;

(ii)           provide a suitable environment for the equipment to be maintained, as the equipment’s manufacturer specifies;

(iii)          provide Help Desk representatives with the information required for hardware maintenance services (for example, machine type, serial number), and such other information, as requested, including location address, building and office number and contact name and phone number;

(iv)          coordinate and schedule maintenance activities with Newco’s internal support functions, as required;

(v)           perform any required pre- and post maintenance activities before permitting and following hardware maintenance services on Supported Desktop Hardware (for example, backup, remove, protect, and restore programs, data and removable storage media, remove and reload funds);

(vi)          provide Perot Systems with manufacturers’ warranty documentation (for example, warranty certificate, type of warranty, duration, applicable terms and conditions) or applicable maintenance agreement for Supported Desktop Hardware installed as of the Effective Date and for Supported Desktop Hardware that Perot Systems will maintain that Newco procures directly after such date; and

(vii)         provide and maintain the inventory of all End User consumable supplies, such as paper, toner, printer cartridges, diskettes, compact disks, tapes, batteries, and other such items that comply with original equipment manufacturer’s specifications, and distribute or install such supplies as End Users require.

6.5          Install, Move, Add, Change Services (“IMAC”)

(a)           Perot Systems’ responsibilities for coordinating IMACs for Supported Desktop Hardware will include, without limitation, the following:

(i)            with Newco’s assistance, develop the IMAC operational procedures including the development of an IMAC checklist that defines the completion criteria for each IMAC;

(ii)           receive requests for IMACs via the established procedures and create the required documentation (for example, Change Order, Help Desk service request);

(iii)          schedule the IMAC perform date with the designated Newco contact at the requesting Supported Site or Remote Support Site and the requesting End User;

(iv)          before the scheduled IMAC date, communicate to the designated Newco contact any IMAC prerequisites and any procedures that need to be followed after the IMAC is completed;

(v)           notify the designated Newco contact of the required IMAC components that need to be available and site preparations (facilities and telecommunications modifications) that need to be completed before the scheduled IMAC date;

(vi)          before the scheduled IMAC date, verify with the designated Newco contact that the End User has complied with the IMAC prerequisites, Supported Site/Remote Support Site modifications are complete, and that the necessary IMAC components have been received and will be available at the End User’s work location on the scheduled IMAC date;

(vii)         coordinate the activities related to and the completion of all required facilities and telecommunications modifications before the scheduled IMAC date;

(viii)        dispatch the applicable Third Party Vendor responsible for performing IMAC for Supported Desktop Hardware according to the criteria specified in the IMAC checklist;

(ix)           obtain concurrence from the End User or the designated Newco contact that the IMAC was completed in accordance with the IMAC checklist;

(x)            assist Newco in resolving on a timely basis any issues impacting IMAC activity;

(xi)           update the status of the IMAC Help Desk service request to the Help Desk through to completion; and

(xii)          on completion of an IMAC:

(1)           close the Help Desk service request, and

(2)           update the asset database to the extent possible with the data supplied by the Third Party Vendor;

(xiii)         coordinate and perform IMACs for Supported Servers, at Newco’s request, as a Change Order utilizing the Application Support Pool or as an Additional Service;

(xiv)        provide a monthly standard report to Newco summarizing the IMACs Perot Systems performed during the prior month, including the current status of any IMACs that are in progress or pending;

(xv)         for installations of Supported Software licensed under a Managed Contract, count the number of copies installed on Supported Desktop Hardware through the IMAC provided by the Third Party Vendor or by Deskside Services and, to the extent that Newco provides the initial inventory of the number of copies installed throughout Newco as of the Effective Date, Perot Systems will update the inventory records to reflect the additional copies installed via IMAC or Deskside Services, and provide a monthly report to Newco on installed copies per the inventory report versus the quantity licensed under the terms of the Managed Contract; and

(xvi)        For IMAC activity not directly requested by the End User, notify the End User of the IMAC prior to the IMAC date.

(b)           Newco’s responsibilities for IMAC include the following:

(i)            assist Perot Systems in implementing the IMAC operational procedures including the development of an IMAC checklist that defines the completion criteria for each IMAC;

(ii)           provide to Perot Systems, via the established procedures, an authorized IMAC request that clearly defines all IMAC requirements and includes all information Perot Systems requests;

(iii)          provide all required IMAC components (for example, hardware, software and any associated components) necessary to perform an IMAC;

(iv)          provide the Managed Contracts with applicable Third Party Vendors that perform IMACs;

(v)           provide all required Data Network capacity;

(vi)          define and provide Perot Systems the escalation procedures for situations where End Users have not completed the communicated IMAC prerequisites or where site preparations have not been completed within the defined time frames or in accordance with specifications;

(vii)         be responsible for End User compliance with all software vendor license terms and conditions;

(viii)        be responsible for all End User data migration, backup and restore, conversion, or erasure, as required, before and after the IMAC;

(ix)           provide necessary End User orientation and education;

(x)            provide all transportation of IMAC components to, between, and within Supported Sites/Remote Support Sites and all transportation associated with the disposal or relocation of displaced hardware and software;

(xi)           be responsible for all costs and compliance with regulatory requirements for the disposal or relocation of packing materials and displaced or discontinued hardware and software and related materials (for example, batteries, manuals, supplies, cathode ray tubes);

(xii)          provide the packing materials and prepare all displaced hardware and software for shipping;

(xiii)         provide a secure staging or storage area within the Supported Site/Remote Support Site to store IMAC components to be used for a scheduled IMAC and the hardware and software (and associated documentation) displaced by an IMAC;

(xiv)        resolve on a timely basis any issues impacting an IMAC; and

(xv)         provide authorization and be responsible for all charges for IMACs provided by Perot Systems for hardware other than Supported Desktop Hardware.

6.6          Asset Tracking Services

(a)           Perot Systems’ responsibilities for tracking Assets include, without limitation, the following:

(i)            define and implement a process for tracking new Assets procured by Newco or Perot Systems after the Effective Date, throughout the life cycle of an Asset, from acquisition through disposal, including any changes performed during the life of the Asset;

(ii)           track and maintain Asset records for Supported Desktop Hardware (e.g. PC’s, Cherry keyboards, handhelds) and routers;

(iii)          maintain the Asset database, starting with Newco’s initial inventory records as of the Effective Date, and capture changes Perot Systems made or that Newco made and notified Perot Systems caused by:

(1)           receipt of new Assets,

(2)           data scrubbing and validation (i.e., checking for nomenclature and data entry discrepancies such as validating that the asset type is numeric or alphanumeric),

(3)           IMAC, hardware maintenance, and Desktop Services activity. If the activity is performed by Newco or Third Party Vendors, the Asset database will be updated to the extent possible using the data supplied. Perot Systems will coordinate the activity with these Third Party Vendors to collect the Asset information, and

(4)           Asset storage, retirement, and disposal;

(iv)          with Newco’s assistance, implement a process to track and capture any changes to existing Assets made by Newco;

(v)           perform electronic inventory scans on hardware and update the Asset database to the extent allowed by the data returned by such scan;

(vi)          add Assets for which no asset record is found to the asset database as such assets are found during an asset inventory or are otherwise discovered, for example, during a Help Desk support call, and notify the designated Newco contact at the Supported Site of such additions;

(vii)         coordinate and perform these electronic Asset audits as set forth in the Operations Procedures Manual and, following such audits, report the results to Newco;

(viii)        forward information on all Asset discrepancies or issues relating to Newco owned, leased or licensed Assets identified by Perot Systems to the designated Newco contact for resolution;

(ix)           provide reasonable assistance to Newco in resolving Asset database discrepancies or issues relating to Newco owned, leased or licensed Assets;

(x)            resolve Asset database discrepancies or issues relating to Perot Systems owned, leased or licensed Assets;

(xi)           provide Newco, in a standard electronic format, the results of each Asset inventory Perot Systems conducts for use by Newco;

(xii)          provide a monthly standard report to Newco that reflects Asset change activity performed by Perot Systems or by Newco and for which Newco notified Perot Systems during the prior month; and

(xiii)         perform tracking of Supported Software licensed under a Managed Contract to the extent that Newco provides the initial inventory of the number of copies installed throughout Newco as of the Effective Date.

(b)           Newco’s responsibilities for Asset tracking services include the following:

(i)            provide Newco’s Asset inventory (for all assets including desktops, laptops, terminals, handhelds and attached handheld peripherals, servers and network equipment) existing as of the Effective Date;

(ii)           notify Perot Systems on a timely basis of any assets Newco procured directly and of any changes Newco made to existing Assets;

(iii)          be responsible for Newco Personnel awareness of their responsibilities during an Asset inventory;

(iv)          be responsible for Third Party Vendor compliance with Asset tracking reporting;

(v)           resolve all asset database discrepancies and issues relating to Newco owned, leased or licensed Assets and notify Perot Systems of the resolution;

(vi)          provide reasonable assistance to Perot Systems in resolving Asset database discrepancies relating to Perot Systems’ owned, leased or licensed Assets;

(vii)         be responsible for all Asset disposal including any related expenses and adherence to all regulatory guidelines; and

(viii)        provide requirements for maintenance of the Asset records that Newco deems necessary to meet Newco’s audit requirements and financial obligations (e.g., records retention requirements).

6.7          Electronic Software Distribution for Supported Desktop Software

(a)           Perot Systems’ responsibilities for the electronic distribution of Supported Desktop Software (“ESD”) will include, without limitation, the following:

(i)            for ESD of Supported Desktop Software licensed under a Managed Contract, count the number of copies installed on Supported Desktop Hardware through the ESD and, to the extent that Newco provides the initial inventory of the number of copies installed throughout Newco as of the Effective Date, Perot Systems will update the inventory records to reflect the additional copies installed via ESD, and provide a monthly report to Newco on installed copies per the inventory report versus the quantity licensed under the terms of the Managed Contract;

(ii)           with Newco, review, validate and update, the Newco ESD processes and procedures;

(iii)          provide the ESD processes and procedures including any Newco support requirements to the designed Newco contact at each Supported Site/Remote Support Site for distribution to Newco-designated personnel (for example, operators, systems engineers, problem support personnel);

(iv)          with Newco, establish a distribution plan before each ESD including:

(1)           the mutually agreed Supported Desktop Software (consistent with the Supported Desktop Software standards) to be distributed,

(2)           the schedule for the ESD,

(3)           any ESD prerequisites and post install procedures that need to be completed by End Users and Newco’s business units, and

(4)           any End User training requirements related to the changes that will result from an ESD;

(v)           communicate to the Newco designated contact any ESD prerequisites and post install procedures that need to be completed by End Users and Newco’s business units;

(vi)          schedule and coordinate ESD activities with the designated contact;

(vii)         develop the how-to procedures End Users will follow to download the Supported Desktop Software from a Supported Server to the Supported Desktop Hardware and provide an electronic change notice to all End Users regarding upcoming distributions prior to the distribution itself;

(viii)        before an ESD, configure and test the Supported Software (new or upgrades) included in the ESD to verify compatibility with existing Supported Desktop Hardware and software configurations, directory structures and compliance with Newco policy as set forth in the Operations Procedures Manual;

(ix)           manage and administer the ESD, including:

(x)            monitoring the ESD to verify the successful completion of the process,

(xi)           taking corrective action, as appropriate, for problems resulting from the ESD to correct error conditions and facilitate application stability;

(xii)          communicate to the Newco designated contact any problems that occurred during the distribution and a list of unsuccessful distributions;

(xiii)         provide verification of each completed ESD to the Newco designated contact; and

(xiv)        install Supported Desktop Software that cannot be electronically distributed as a Change Order utilizing the Application Support Pool or as an Additional Service.

(b)           Newco’s responsibilities for ESD include the following:

(i)            provide all Supported Desktop Software (new and upgrades) included in an ESD or distributed via a Change Order;

(ii)           document and provide to Perot Systems Newco’s standard configuration and policy requirements;

(iii)          assist Perot Systems in establishing a distribution plan before each ESD;

(iv)          ensure compliance by End Users and Newco’s business units with the communicated ESD prerequisites and post install procedures;

(v)           provide to Perot Systems any software vendor license terms and conditions and maintenance requirements for newly distributed Supported Desktop Software that could affect the ESD;

(vi)          notify Perot Systems of any distribution time frames specified by any regulatory agency that need to be met to accomplish compliance with any Newco regulatory requirements; and

(vii)         notify Perot Systems of any Supported Desktop Software to be de-installed by Perot Systems (through the IMAC process or via a Change Order) in conjunction with an ESD.

7.             LAN/WAN AND REMOTE NETWORK MONITORING SERVICES

7.1          Introduction

Perot Systems will monitor and manage the LAN and WAN and provide the remote network monitoring services for each Data Network location specified in Schedule 7.13 as described in this Article 7 of this Exhibit A and in the Operations Procedures Manual (the “LAN/WAN and Remote Network Monitoring Services”). Perot Systems will monitor and manage equipment, software, and circuits; implement Data Network management platforms; and design activities required to deliver the LAN/WAN and Remote Network Monitoring Services. Specific to Newco’s systems network architecture (“SNA”) environment, Perot Systems will support the NCP software provided by Newco and support for the 3745 front end processors (“FEP”), host VTAM and TCP/IP support, and monitoring and management of the SNA environment.

7.2          Operations of the Data Network

(a)           Perot Systems responsibilities for the operations of the Data Network includes, without limitation, the following:

(i)            support the operational functions for the monitoring and management of the routers and remote hardware identified in Schedules 6.2(a) and 6.2(b). These functions will be performed at a Perot Systems-provided network monitoring facility. The personnel, equipment and software to support this environment at the Perot Systems facility are included;

(ii)           provide Level 1 Support and coordinate Level 2, and Level 3 Support for the Data Network;

(iii)          manage Third Party Vendors who perform Data Network management and maintenance, including performing related IMACs and Supported Hardware maintenance services for the Data Network Supported Hardware specified in Schedule 6.2;

(iv)          perform router and ATM switch programming, including feature and function software upgrades (provided by the vendor at no additional charge) and changes to support End User requirements;

(v)           provide logical access security for LAN devices, including maintenance passwords and associated administrative support; and

(vi)          provide Host VTAM and TCP/IP programming and FEP NCP programming for the SNA environment.

7.3          Data Network Operations Management and Control

(a)           Perot Systems’ responsibilities management and control of the Data Network will include, without limitation, the following:

(i)            provide monitoring of the Data Network. Upon detection of an alarm condition or the receipt of a problem ticket from the Help Desk that indicates an out-of-service or degraded condition with the Data Network, commence coordinating the resolution;

(ii)           provide proactive monitoring and surveillance of real-time Data Network elements and connecting transmission media;

(iii)          respond to alarms from management systems or problem tickets by facilitating service restoration of the Data Network, coordinating remote diagnostics and trouble resolution, and initiating problem tracking and notification procedures with the Third Party Vendors;

(iv)          coordinate dispatch services or Third Party Vendor maintenance activity on Data Network equipment when Data Network problems cannot be cleared remotely;

(v)           provide status updates of ongoing problem resolution activities to the Help Desk and End Users; and

(vi)          verify that reported faults and End User problems are resolved.

7.4          Remote Network Monitoring Services

Perot Systems’ responsibility for the Data Network will include monitoring the availability and the performance of Data Network resources. The monitoring will be accomplished by periodic polling of Data Network resources and by processing system events that are generated and will attempt to detect problems before End Users are affected. Performance monitoring will also provide information regarding utilization, availability, and performance of the Data Network. Data collected may vary based on the device type, but examples of the information collected will be incorporated into Data Network availability, end-to-end PVC availability, backbone response time and frame delivery reports. Data will be collected using mutually determined polling intervals and analyzed to determine a pattern of usage that consists of the average network usage and peak usage time.

7.5          Capacity Management for the Data Network

Perot Systems will be responsible for recommendations and plans for maintaining capacity that will meet or exceed the Service Levels. This includes monitoring and advising Newco providers to tune Supported Hardware and Supported Software capabilities across the Data Network technology environments for efficiency, management of configuration requirements, and efficient coordination with service and supply vendors. Perot Systems will implement processes to provide regular performance and capacity monitoring/reporting, using tools appropriate to the Data Network environment. Perot Systems will monitor the Data Network to establish a reference for projecting bandwidth and equipment needs and will recommend to Newco the adjustment of circuit capacity and appropriate equipment in light of these projections. Perot Systems will provide the Data Network capacity planning information developed by Perot Systems to Newco to assist with Newco’s budgeting, response time analysis, and availability maintenance.

7.6          Data Network Connectivity Service

(a)           Newco will be financially responsible for the provision of all WAN connectivity in support of the Data Network locations, including, but not limited to, circuits, CSU/DSUs, and routers. In support of Perot Systems’ access to the Data Network so that Perot Systems technical and Help Desk personnel may perform their monitoring and management responsibilities, Newco will provide connectivity from their ATM network to the Data Centers, including the provision of a terminating IGX ATM switch at RTP. In support of the closing of the Richardson, TX data center, Newco will also provide connectivity as necessary for the purpose of network backup and /or disaster recovery.

(b)           Perot Systems will provide the necessary equipment on the RTP side of the IGX switch in support of Perot Systems monitoring and management services, including the standard Perot Systems firewall service to ensure separation of the Newco network from the Perot Systems network.

(c)           Perot Systems will provide the monitoring and management of the connectivity in place as of the Effective Date that supports the Data Network routers and remote controllers communication listed in Schedules 6.2(a) and 6.2(b) and the connectivity to be implemented for Perot Systems’ access from RTP.

7.7          Data Network Maintenance

Perot Systems will be responsible for the coordination of maintenance of the Supported Hardware and Supported Software for the Data Network specified in Schedule 6.2 and Schedule 6.4, respectively, by Third Party Vendors. This includes items such as circuits, access devices, multiplexers, CSU/DSUs, routers, and switches.

7.8          Data Network Provisioning

Perot Systems will be responsible for the coordination of procurement and installation activities in support of the Data Network equipment and circuits that are needed at each Data Network location. Perot Systems will coordinate, as appropriate, with the Newco facilities department, changes to Data Network equipment and recommend appropriate power and environmental conditions for such equipment and circuits.

7.9          Data Network Administration

Perot Systems will administer the Data Network requirements and activities including the processing of Change Orders. Perot Systems will also be responsible to administer and maintain network address assignments for the Data Network and will protect Newco’s interest in maintaining its current network address registration.

7.10        Supported Software Support

(a)           Perot Systems will provide Host VTAM and TCP/IP configurations and support for the LPARs on the Supported Systems located in the Data Centers. Perot Systems will provide installation, programming, and support of NCP software for the Newco 3745 FEPs.

(b)           Perot Systems will provide management and coordination via Third Party Vendors for maintenance and support of Supported Software embedded in Supported Hardware within the Data Network.

7.11        Regulatory Changes Affecting the Data Network

Perot Systems will coordinate Data Network modifications as required to maintain compliance with federal regulatory requirements that are applicable to the Data Network and provided to Perot Systems by Newco.

7.12        Data Network Engineering

Perot Systems’ responsibilities for Data Network engineering will include, without limitation, the following:

(a)           perform Data Network design activities, including establishing Data Network design criteria and standards with Newco;

(b)           manage the capacity and configuration of the Data Network;

(c)           maintain and provide to Newco inventories, circuit diagrams, location lists, and other Data Network documentation and information as reasonably requested by Newco;

(d)           perform engineering functions related to ordering, upgrading, and installing network circuits, systems and equipment;

(e)           evaluate and test Data Network, terminal, and interface equipment prior to installation;

(f)            configure and install Data Network equipment (or manage Third Party Vendors to configure and install, as applicable, at Supported Sites/Remote Support Sites that will be attached to, and will communicate over, the Data Network, and coordinate such installs with Third Party Vendors who provide, install and maintain required cabling, wiring, physical security and utilities at such Supported Sites/Remote Support Sites;

(g)           develop acceptance procedures for installation and changes to the Data Network; and

(h)           verify restoration of availability following problems with Data Network circuits or equipment.

7.13        Data Network Optimization

(a)           Performance Monitoring of the Data Network:

Perot Systems will implement performance management and monitoring tools to be used in conjunction with the problem management system and the inventory database to monitor the performance of the Data Network. This monitoring will encompass those activities required to continuously evaluate the principal performance indicators of Data Network operations, verify Service Levels, identify actual and potential bottlenecks, and establish and report on trends for decision making and planning. These measurements may take the form of overall throughput, percent utilization, error rates, or specific performance measurements such as packets per second. Measurements will include both peak and average levels. Perot Systems will provide access to a web interface to the performance management and monitoring tools to authorized Newco personnel, as identified by Newco.

(b)           Performance Planning:

Perot Systems will work with Newco to identify future loads on the Data Network that could impact performance. Perot Systems will propose to Newco, for its approval, changes to improve performance in anticipation of such future loads. Perot Systems’ proposals will include performance improvement expectations and the corresponding cost for the changes.

(c)           Circuit Utilization:

On an ongoing basis, Perot Systems will monitor the utilization of Data Network circuits, report on such utilization on a periodic basis, and make recommendations to Newco as to the appropriate size and port speed of new or existing circuits based on the topology of the Data Network, Newco’s traffic and usage patterns, and Newco’s existing and anticipated business requirements. To the extent appropriate, Perot Systems will recommend upgrading, down sizing, or eliminating existing circuits. Any such changes agreed to by Newco will be implemented by Perot Systems through Newco’s circuit vendor.

(d)           Data Network Tuning:

On an ongoing basis, Perot Systems will coordinate the tuning and manage the Data Network to meet Newco business requirements and Service Levels.

(e)           Data Network Optimization:

On an ongoing basis, Perot Systems will perform Data Network optimization reviews on a mutually agreed schedule. Such reviews will be performed following any major Data Network migrations or changes. Perot Systems will focus on achieving Newco’s optimization objectives, with Newco’s and Newco’s Third Party Vendors approval and participation. As part of a Change Order, Perot Systems will optimize the Data Network in terms of cost effectiveness and efficiency, but without sacrificing Data Network performance or Perot Systems’ ability to meet the applicable Service Levels for the Data Network.

7.14        Newco Responsibilities for the Data Network

Newco’s responsibilities for the Data Network include the following:

(a)           appoint a designated contact at each Supported Site to work with Perot Systems to resolve Data Network operational problems, order Data Network services and products, and authorize others to do so;

(b)           provide Perot Systems or Perot Systems’ designee with the necessary assistance to enable PSC Personnel access to the Supported Sites to perform inspections, installations, prepare returns, or perform maintenance (including engineering changes) as appropriate;

(c)           obtain and pay all costs associated with supplying any required unique registered IP addresses provided by an American Registry of Internet Numbers (ARIN)-accredited registrar or other recognized standards body;

(d)           be financially responsible for providing, installing and maintaining the required cabling, wiring, physical security and utilities for the Data Network locations specified in Schedule 7.13;

(e)           assign and/or make Perot Systems the agent of all applicable Managed Contracts applicable to the Data Contract, but retain financially responsible for those Managed Contracts; and

(f)            Manage applicable vendors for the components Data Network retained by Newco.

8.             DISASTER RECOVERY SERVICES

8.1          Introduction

Perot Systems will provide the services described in this Article 8 of Exhibit A, the Operations Procedure Manual and in the Disaster Recovery Plan in support of the Critical Services (the “Disaster Recovery Services”) During the Term, Newco will also receive certain disaster recovery services from a Third Party Vendor under a contract (the “Disaster Recovery Contract”) between Newco and such Third Party Vendor (Sungard as of the Effective Date). As part of the Disaster Recovery Services, Perot Systems will manage the Disaster Recovery Contract as part of Perot Systems’ obligations for Managed Contracts and will coordinate the services provided to Newco by its disaster recovery vendor.

8.2          Disaster Recovery Services

(a)           Perot Systems’ responsibilities for Disaster Recovery Services will include, without limitation, the following:

(i)            make available to Newco a member of Perot Systems’ disaster recovery team that is certified in business continuity planning to serve as a point of contact for coordinating Disaster Recovery Services and related communications and activities;

(ii)           maintain and update the Disaster Recovery Plan as required and as directed by Newco;

(iii)          notify Newco of any situation which Perot Systems believes constitutes a disaster;

(iv)          in the event of a disaster, execute Perot Systems’ responsibilities in the Disaster Recovery Plan, including delivery of the most recent backup copies of the Supported Software and Data described in the Disaster Recovery Plan necessary to restore the Critical Services at the Recovery Center, subject to the terms of the Disaster Recovery Contract;

(v)           notify Newco of any operating environment changes made by Perot Systems that may affect the Disaster Recovery Plan;

(vi)          coordinate and execute the testing of the Disaster Recovery Plan in accordance with the terms of the Disaster Recovery Contract; and

(vii)         provide Newco with a copy of the Disaster Recovery test results.

(b)           Newco Responsibilities for Disaster Recovery Services include the following:

(i)            perform its disaster recovery responsibilities as set forth in the Disaster Recovery Contract and the Disaster Recovery Plan;

(ii)           provide a representative who is knowledgeable in the Disaster Recovery Plan to act as the primary interface to Perot Systems’ disaster recovery representative;

(iii)          be responsible for declaring a disaster with the disaster recovery Third Party Vendor and notifying Perot Systems prior to such disaster declaration;

(iv)          review and approve the disaster recovery plan and disaster recovery test results as required;

(v)           provide Perot Systems with a copy of the then-current Disaster Recovery Plan as of the Effective Date;

(vi)          resolve any disaster recovery-related concerns or problems, if any, with the disaster recovery Third Party Vendor;

(vii)         provide all required Data Network connectivity to the Recovery Center;

(viii)        pay any disaster declaration and/or Recovery Center usage fees (for example, fees payable under the disaster recovery Contract);

(ix)           pay all travel and living expenses Perot Systems incurs in the support of Perot Systems’ Disaster Recovery responsibilities; and

(x)            pay all costs associated with the storage of Newco Data and Supported Software at locations other than the Data Centers, including all storage facility charges and charges for transporting such data and software to, from and between the storage facility, the Data Centers and/or the Recovery Center.

8.3          Data Network Recovery

Newco will be financially responsible for all Disaster Recovery Services for the Data Network, including any connectivity and support costs not covered by the Disaster Recovery Contract.

8.4          Desktop Disaster Recovery Services

Newco will be responsible for the provision of disaster recovery services for its desktop operating environment, including any costs associated with backup, connectivity and support of Supported Desktop Hardware and the affected Data Networks.

9.             Security Services

9.1          Introduction

Perot Systems will perform the security services described in this Article 9 of Exhibit A and the Operations Procedures Manual (the “Security Services”). As part of the Security Services, Perot Systems will provide security controls that are consistent with the security controls in place at Newco as of the Effective Date. Perot Systems will document the controls in place at Newco as of the Effective Date in the “Information Security Controls Document”, which will be provided to Newco in an initial draft within 180 days of the Effective Date. The Information Security Controls Document will also contain security recommendations for Newco’s review. Newco will provide Perot Systems with copies of its then-current security policies to be included as part of the Information Security Controls Document.

9.2          Security Management

(a)           Perot Systems’ responsibilities for security management will include, without limitation, the following:

(i)            appoint a member of the PSC Personnel to serve as the focal point with responsibility for day-to-day security management related to the Base Services;

(ii)           in conjunction with Newco, review security policies and procedures for effectiveness and recommend improvements;

(iii)          review changes made or requested by Newco to its security policies and standards and advise Newco whether or not such changes:

(1)           can be implemented; and

(2)           if implemented, will be considered an Additional Service;

(iv)          maintain and update the Information Security Controls Document as Perot Systems deems necessary;

(v)           upon request, assist with Newco security investigations and adhere to the confidentiality requirements specified in the MSA in regards to the request or results of such investigations; and

(vi)          with respect to the Supported Systems:

(1)           assist Newco in defining Newco ‘s security requirements including:

(A)          evaluate risks,

(B)           define Supported Server backup and recovery requirements; and

(C)           define access controls;

(2)           establish procedures for logging, alarming and reporting of security violations;

(3)           provide the appropriate protection for any Newco data residing on a shared Supported System (i.e., not dedicated to Newco);

(4)           perform security audits per Newco’s reasonable request (for example, validating access authorization per Newco’s instruction, the correct use of logical control features); and

(5)           apply commercially reasonable efforts to detect and eradicate viruses on the Supported Servers, in accordance with the Operations Procedures Manual.

(b)           Newco’s responsibilities for security management includes the following:

(i)            provide a Newco designated security coordinator for each Supported Site/Remote Support Site with responsibility for day-to-day security management;

(ii)           provide Perot Systems with Newco’s security audit history (both internal and external) and security policies, standards and practices in effect as of the Effective Date and any updates as they occur;

(iii)          with Perot Systems’ assistance, communicate the security procedures to End Users (for example, login procedures, password requirements, use of anti virus programs, data and equipment security procedures);

(iv)          in conjunction with Perot Systems, review Newco’s security policies and procedures for effectiveness and recommend improvements;

(v)           notify Perot Systems of changes Newco plans to make to its security policies and standards before implementation;

(vi)          with Perot Systems’ assistance, define Newco’s security requirements, including:

(1)           providing Perot Systems with Newco’s existing security policies and practices,

(2)           evaluating risks, and

(3)           defining Supported Server backup and recovery requirements; and

(vii)         provide any additional or unique resources (for example, hardware, software, personnel or other components) and perform any site modifications required to enable Perot Systems to implement Newco’s security requirements.

9.3          Physical Security

(a)           Perot Systems’ responsibilities for physical security will include, without limitation, the following:

(i)            provide physical security controls at Perot Systems’ facilities in accordance with the Operations Procedures Manual;

(ii)           restrict access to data processing areas at Perot Systems’ facilities to authorized personnel only;

(iii)          conduct periodic reviews of the data processing facilities for which Perot Systems has security responsibility including reviews of access logs for unusual occurrences and perform follow-up activities in accordance with the procedures specified in the Information Security Controls Document;

(iv)          protect Supported Hardware located at Perot Systems’ facilities from unauthorized access;

(v)           implement controls that protect printed output from unauthorized access while under Perot Systems’ control;

(vi)          perform an annual audit and reconciliation of the tapes and promptly notify the appropriate Newco and PSC Personnel if discrepancies are discovered;

(vii)         work with Newco to resolve discrepancies discovered during the annual tape audit and inform Newco of the resolution; and

(viii)        implement controls for and provide effective elimination of residual information on removable storage media before disposal or reuse outside of Newco.

(b)           Newco’s responsibilities for the physical security includes the following:

(i)            provide physical security controls at the Supported Sites; and

(ii)           protect Supported Hardware located at Supported Sites/Remote Support Sites from unauthorized physical access.

9.4          Logical Access Control

(a)           Perot Systems’ responsibilities for logical access control will include, without limitation, the following:

(i)            provide a list of existing Supported System logon Ids to Newco for review and verification on a quarterly basis or longer interval as agreed;

(ii)           review and verify quarterly the system logon IDs for PSC Personnel (i.e., re-verification) and delete the IDs of those individuals who no longer have a business need and/or are no longer authorized by Newco or Perot Systems’ management to access the Supported Systems;

(iii)          on a regular basis and based on information provided by Newco or as deemed appropriated by Perot Systems for PSC Personnel, delete the system logon IDs of those individuals (including Third Party Vendors) who no longer have a business need and/or are no longer authorized by Newco or Perot Systems’ management to access the Supported Systems;

(iv)          install, maintain and upgrade new or existing data access control software in accordance with Perot Systems’ obligations for Supported Software, as deemed necessary by Perot Systems to provide the Base Services and as mutually agreed by the Parties;

(v)           implement the functions and features of any access control software, in accordance with Perot Systems’ obligations for Supported Software, that will satisfy Newco ‘s security practices as defined in the Information Security Controls Document;

(vi)          implement the security system values and features of the Supported Systems that satisfy Newco’s security practices as defined in the Information Security Controls Document;

(vii)         identify the protection requirements for the Supported Systems’ resources;

(viii)        administer the protection requirements for the Supported Systems’ resources through the access control software;

(ix)           implement the protection requirements for the Supported Systems’ resources via the access control software with all changes being scheduled and performed in accordance with the Change Management process;

(x)            capture and maintain audit records for a mutually agreed retention period, and provide record retention reports to the Newco Project Executive upon reasonable request;

(xi)           promptly inform Newco of any security issues as Perot Systems becomes aware and recommend possible remedial action;

(xii)          schedule and notify Newco through the Change Management process of security or integrity software fixes that must be applied to the Supported Systems for which Perot Systems has security responsibility;

(xiii)         establish, change, deactivate, and remove logon IDs and associated access authorities for Newco and PSC Personnel;

(xiv)        reset logon ID passwords for Newco and PSC Personnel and disclose such passwords to authorized personnel;

(xv)         review, approve, and grant requests for standard and privileged user authorities;

(xvi)        quarterly review privileged user authorities and remove those for which management authorization no longer exists;

(xvii)       control the security officer/security administrator user profiles on those systems for which Perot Systems has security responsibility; and

(xviii)      on an annual basis or upon the reasonable request of Newco, perform security health check to validate the following:

(1)           access control settings,

(2)           authorized privileged users,

(3)           operating system resource protection, and

(4)           installation and operation of virus control programs on the appropriate platforms.

(b)           Newco’s responsibilities for logical access control includes the following:

(i)            review and verify quarterly the system logon IDs for Newco personnel and Third Party Vendors (i.e., re-verification) and notify Perot Systems to delete the IDs or modify access of those individuals who no longer have a business need and/or are no longer authorized by management to access the system;

(ii)           define and provide the following to Perot Systems:

(1)           Newco’s data classification and control criteria, and

(2)           Newco’s data protection and handling requirements;

(iii)          promptly acknowledge receipt of security exposures notified to Newco by Perot Systems and inform Perot Systems of Newco’s acceptance or rejection of Perot Systems’ recommended remedial action or other remedial action Newco implements;

(iv)          take appropriate corrective action to remedy security violations notified to Newco by Perot Systems;

(v)           define the protection requirements for application resources via the access control software;

(vi)          define the protection requirements for End User data via any access control software; and

(vii)         establish the process criteria for resetting passwords and disclosing such passwords to authorized personnel.

9.5          Data Network Infrastructure Security

(a)           Perot Systems’ responsibilities for infrastructure security for the Data Networks will include, without limitation, the following:

(i)            control the network operating system security and administrative user IDs;

(ii)           provide and maintain virus avoidance, detection, and elimination software for Supported Servers;

(iii)          manage the processes and automated systems for maintaining and updating virus avoidance virus signature files for Supported Hardware; and

(iv)          assist in performing virus eradication activities in connection with virus attacks on Supported Systems when reported via the Problem Management process.

(b)           Newco responsibilities for Data Network infrastructure security includes the following:

(i)            with Perot Systems assistance, define the protection requirements for Supported Hardware and Software; and

(ii)           notify Perot Systems of virus attacks as detected and ensure that End Users adhere to procedures for corrective action as specified in the Operations Procedures Manual.

10.          VOICE COMMUNICATIONS MANAGEMENT SERVICES

10.1        Introduction

Perot Systems will manage voice communications for Supported and Remote Support Sites and will provide invoice payment services for Newco’s voice and data communications infrastructure (the “Voice Communication Management Services”).

10.2        Perot Systems Responsibilities.

(a)           Perot Systems’ responsibilities for the Voice Communication Management Services includes the following:

(i)            Coordination and execution of field “Move” / “Add” / “Change” activities using remote tools and local vendor, including:

(1)           site relocations;

(2)           site closures;

(3)           new site installations; and

(4)           changes at existing locations.

(ii)           Coordination and execution of IMAC activities at Supported Sites with on-site PSC Personnel, to include the following:

(1)           desktop voice equipment IMAC’s;

(2)           voice mail support;

(3)           maintain 800 reservation center call routing; and

(4)           recommend and engineer new voice solutions and technologies.

10.3        Newco Responsibilities

(a)           Newco’s responsibilities for the Voice Communication Management Services includes the following:

(i)            End-User completion of a Help Desk service request for all voice IMAC’s;

(ii)           retain all voice related leases and owned hardware; and

(iii)          retain all voice related software and hardware contracts.

ATTACHMENT A-2

TO

EXHIBIT A

TRANSITION SERVICES

1.             INTRODUCTION

Perot Systems agrees to perform the activities summarized in this Attachment A-2 to transition certain tasks and responsibilities previously performed by ANC to Perot Systems, which are further described in and subject to a change order executed between ANC and Perot Systems under the ANC Agreement (the “ANC Tasks”). The Parties acknowledge that the ANC Tasks are intended to be transitioned to Perot Systems on the Effective Date. During the Transition Period, Perot Systems will perform the activities described in Section 4. In addition, Perot Systems will complete any activities described in Section 3 that were not completed prior to the Effective Date in order to complete transition of the ANC Tasks to Perot Systems (the “Transition Services”).

2.             DEFINITIONS

“ANC Tasks” are defined in Section 1 of this Attachment.

“Transition Services” is defined in Section 1 of this Attachment.

“Transitioned Applications” are the software applications listed in Annex A-2-1 to this Attachment.

3.             SUMMARY OF ACTIVITIES PRIOR TO THE EFFECTIVE DATE

3.1          Responsibility for Transitioned Applications

(a)           On or before the Effective Date, Perot Systems will provide the following Services described in Exhibit A for the Transitioned Applications:

(i)            Services described in Exhibit A for Supported Software;

(ii)           Services described in Exhibit A for Supported Hardware for the hardware that the Transitioned Applications reside upon; and

(iii)          Services in support of the Data Network with respect to any network connectivity between the Transitioned Applications and the End Users.

(b)           In addition to those responsibilities set forth above, Perot Systems will perform the following for the Transitioned Applications on or before the Effective Date:

(i)            review all system processes applicable to the Transitioned Applications;

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(ii)           review any related third party license and maintenance agreements for the Transitioned Applications;

(iii)          review ANC’s service level experience with the Transitioned Applications; and

(iv)          produce a system assessment report, which is a current state assessment of the Transitioned Applications, including any recommendations for such applications.

3.2          Human Resource Activities

On or before the Effective Date, Perot Systems will complete the activities described in Section 5.3 of the MSA in regards to the Transitioned Employees.

3.3          Security Administration

Prior to the Effective Date, Perot Systems will perform the following activities in order to transition responsibility for data security to Perot Systems:

(i)            review ANC’s then-current security policies and security procedures relating to data security;

(ii)           develop a baseline inventory of access IDs to Supported Systems.

3.4          Disaster Recovery – Supported Systems

Prior to the Effective Date, Perot Systems will perform the following activities in order to transition responsibility for developing and maintaining the disaster recovery plan to Perot Systems:

(i)            review and evaluate ANC’s then-current disaster recovery plan; and

(ii)           review the feasibility and costs associated with adding certain Transitioned Applications to the disaster recovery plan in order to make recommendations to Newco at an appropriate time after the Effective Date.

3.5          Voice Communications

Prior to the Effective Date, Perot Systems will review ANC’s then-current agreements with third party vendors for communications services and equipment in order to transition responsibility for support of the voice communications equipment and connectivity to Perot Systems.

3.6          Quality Assurance

Prior to the Effective Date, Perot Systems will review ANC’s then-current quality assurance programs, policies and procedures in order to transition the quality assurance responsibilities for Supported Software to Perot Systems.

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4.             TRANSITION SERVICES

4.1          Status Report and Transition Services Plan

On the Effective Date of this Agreement, Perot Systems will provide the following to Newco:

(a)           a status report of the services provided to ANC up to the Effective Date in order to effect the transition of the ANC Tasks to Perot Systems; and

(b)           a plan for completing the Transition Services during the Transition Period, which includes a list of activities remaining to be completed along with any outstanding issues.

4.2          Service Level Review for the Transitioned Applications

As described in Part F of Schedule B, during the Transition Period, Perot Systems will perform the following in regards to Service Levels for the Transitioned Applications:

(a)           measure Transitioned Application availability levels and create baselines for mutually agreed Service Levels for the Transitioned Applications, including updating Exhibit B as appropriate; and

(b)           work with Newco to identify any Transitioned Applications to be classified as Critical Services.

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ANNEX A-2-1 TO

ATTACHMENT A-2

TRANSITIONED APPLICATIONS

Area	Transitioned Application
Financial Systems	PeopleSoft HRMS 8.01 (Human Resources, Payroll, Base Benefits)
PAF Web Applications (Personnel Action Form)
Kronos Timekeeper 2A.03 SP3
Krisp (Reporting with Kronos)
TCS 5.0.8.2 (Scheduling for Res Centers)
PeopleSoft Financials 7.02 (Accounts Receivable, General Ledger, Asset Management, Accounts Payable)
ReportMart – Webscribe 1.1 (Report distribution tool)
T-Recs 3.0 (Cash Reconciliation)
Sunguard Treasury 1.0 (Cash Reconciliation)
PTMS 2.71 (Property Tax Management System)
UPCS 4.0 (Unclaimed Property Compliance Software)
Pro-Business (Feed for ANC taxes)
Fleet Database (Fleet extract from Odyssey)
Community Affairs
Web Systems	Alamo.com
ANC Online
ANC Intranet
Res2000
Ops Website
TA.Alamo.com
TOOR.Alamo.com
PATS
SSRT
Nationalcar.com
Team Builder
Revenue Management Systems	IRMS 2.5.1 (Integrated Revenue Management System)
CIS (Competition Intelligence System)
Performance Monitor
Rubicon Feed for Licensee RMS
Yield Management
Mainframe IRMS/PM/Fleet Availability
Project X
ARES
Fleet OPS	TuneUp 2.3.1
ATS (Auto Titling System)
Mitchell (E-Claim 2.0 and Ultramate 4.7) – Damage Assessment System
CIB (Central Insurance Bureau)
Harvest (Change Control Tool)
Warranty
Pyramid 1.2C

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Reporting and Data Warehouse	National Data Warehouse
TOPS Database
Cognos Cubes
Tuxedo
JRC
CUSTRPT
Sales Cubes
Advanced Res

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Attachment A-3

VRS Project Services

1.0           Background.

1.1           General. The Parties acknowledge and agree that Newco’s information technology operating costs will be reduced if Newco consolidates the separate information technology systems that it uses to support its respective automobile reservation, rental and maintenance operations. After an examination of features and functions of the Odyssey System and the Legacy System, and subject to further review, Newco has requested Perot Systems (i) to modify and enhance the Odyssey System to include the features and functions of the Legacy System that are necessary to support its automobile reservation, rental and maintenance operations, (ii) to convert data associated with the Legacy System to be accessible by the Odyssey System, (iii) to modify and enhance, to the extent necessary, the Transitioned Applications and other necessary Software to interface to and exchange data with the Odyssey System, (iv) to place the modified and enhanced Odyssey System (which modified and enhanced system is referred to in this MSA as the “VRS”) into production at the Supported Locations, and (v) after successful completion of such activities, to decommission the Legacy System and any Transitioned Applications that are no longer necessary to support the Business. The information technology services necessary to complete the tasks described above are referred to in this Attachment and the MSA as the “VRS Project Services”.

1.2           Estimate. Prior to the Agreement Date, Perot Systems developed, with the assistance of ANC, a preliminary list of the features and functions of the Legacy System that Perot Systems anticipates will be necessary to support Alamo’s automobile reservations, rental and maintenance operations which is attached hereto as Appendix A (“Preliminary Function List”). The Parties acknowledge that Newco may materially change the Preliminary Function List. Based on the Preliminary Function List and the major assumptions and dependencies set forth in Appendix B, Perot Systems prepared a high-level estimate of (a) the level of effort required by Perot Systems to define the requirements for the Legacy Customizations, develop analysis and design documents for the Legacy Customizations, develop the program code necessary to implement the Legacy Customizations, and perform unit testing of the VRS System (“VRS Project Estimated LOE”), (b) certain other costs and expenses associated with the VRS Project (e.g., production environment implementation and roll-out costs and expenses, including training Newco’s training staff and targeted End Users), and (c) a preliminary project plan for the VRS Project (“Preliminary Project Plan”), which is attached to this Attachment as Appendix C. The Parties acknowledge and agree that the Annual Services Charge includes Perot Systems’ charges for (i) a level of effort equal to the VRS Project Estimated LOE with respect to the

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services described in clause (a) above, and (ii) the level of effort associated with the VRS Project Services that are not described in clause (a).

1.3           Mutual Objective.

(a)           The Parties mutually desire that the VRS Project Services be completed within the VRS Project Estimated LOE of 143 FTEs and within nine months after the Effective Date, as contemplated by the Preliminary Project Plan. However, the Parties acknowledge and agree that the level of effort and the elapsed time required for Perot Systems to complete the VRS Project Services may exceed or be less than the VRS Project Estimated LOE and the schedule described in the Preliminary Project Plan due to one or more of the following:

(i)            Newco’s addition or inclusion of features, functions or capabilities that were not included in the Preliminary Function List or otherwise anticipated by Perot Systems to be required when the VRS Project Estimated LOE and Preliminary Project Plan were developed;

(ii)           The identification of detailed elements of the features, functions or capabilities described in the Preliminary Function List that were not anticipated by Perot Systems to be required when the VRS Project Estimated LOE and Preliminary Project Plan were developed; or

(iii)          The level of effort necessary for Perot Systems to design, develop, and test features, functions or capabilities described in the Preliminary Function List is reasonably determined by Perot Systems after development of the Detailed FRDs (defined below) and AD&Ds (defined below) to be greater than the VRS Project Estimated LOE. In determining such level of effort, Perot Systems will, to the extent practicable, use assumptions and an estimating methodology consistent with the assumptions and the estimating methodology used to develop the VRS Project Estimated LOE.

(b)           If, at any time prior to completion of the VRS Project Services, either Party determines that the level of effort required for Perot Systems to complete the VRS Project Services will exceed the VRS Project Estimated LOE or the completion of the VRS Project Services will be delayed, Perot Systems shall, to the extent reasonably practicable, suggest alternative approaches and options to complete the VRS Project Services within the VRS Project Estimated LOE and the Preliminary Project Plan. Such alternative approaches and options may include (i) elimination of features, functions or capabilities, (ii) simplification of features, functions or capabilities, and (iii) alternative processes, means or methods to meet the

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VRS requirements. Each Party shall use commercially reasonable efforts to adjust their activities and requirements to achieve the VRS Project Estimated LOE and the Preliminary Project Plan. To this end, Perot Systems will update the VRS Project Level of Effort and the Preliminary Project Plan after each Detailed FRD and AD&D is completed and, if the updated level of effort and schedule is not acceptable to the Parties, the Parties will take the alternative approaches and options described in this Section 1.3(b).

2.0           Requirements Definition. During the first 120 days after the Effective Date (the “Design Period”), the Parties will complete the activities described in this Section 2.

(a)           Detailed FRDs. During the first 50 days of the Design Period (the “FRD Approval Period”), Perot Systems will, with Newco’s cooperation, refine the Preliminary Function List and, to the extent reasonably practicable, complete mutually satisfactory, detailed functional requirements documents for the VRS Project (“Detailed FRDs”) for Newco’s review and approval, which review and approval will not be unreasonably withheld. Perot Systems shall submit the Detailed FRDs to Newco as and when they are completed. As soon as reasonably possible (but not later than ten (10) days) after the delivery date, Newco shall complete its review of the submitted Detailed FRD and give written notice to Perot Systems either (i) approving the Detailed FRD or (ii) withholding such approval, which notice shall specify in reasonable detail Newco’s reasons for withholding such approval. While developing the Detailed FRDs, Perot Systems will provide periodic progress reports, not less frequently than every thirty (30) days, which reports will include Perot Systems’ then-current estimate of the level of effort required and schedule for completing the VRS Project. In the event Newco withholds its approval of a Detailed FRD, the Parties shall engage in good faith discussions to resolve their differences as quickly as possible.

(b)           AD&Ds. During the 50 days after the end of the FRD Approval Period (or, if earlier, the date on which Newco approves the last Detailed FRD) (the “AD&D Approval Period”), Perot Systems shall develop, for Newco’s review and approval, which review and approval shall not be unreasonably withheld, an analysis and design documents (“AD&D”) for each Detailed FRD that describes the specific design requirements for the Legacy Customizations and any other activities required by such Detailed FRD. Perot Systems shall submit the AD&Ds to Newco as and when they are completed. As soon as reasonably possible (but not later than ten (10) days) after the delivery date, Newco shall complete its review of the submitted AD&D and give written notice to Perot Systems either (i) approving the AD&D or (ii) withholding such approval, which notice shall specify in all reasonable detail Newco’s reasons for withholding such approval. The description of any capabilities, features and functionality of

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the Legacy Customizations as well as any associated business rules, inputs and outputs for and from the Legacy Customizations contained in each AD&D approved by the Parties will reflect the Parties’ mutual interpretation of the scope of the VRS Project with respect to the applicable Detailed FRD. An AD&D may not expand or contract the unambiguous scope of the VRS Project set forth in the applicable Detailed FRD. For example, if a particular function is referred to in the Detailed FRD, but omitted from the applicable AD&D, the function shall remain in the scope of the VRS Project unless a Change Order removes the function from the Detailed FRD. However, the description of any capabilities, features and functionality of the Legacy Customizations as well as any associated business rules, inputs and outputs for and from the Legacy Customizations contained in an AD&D will control the interpretation of the Detailed FRD with respect to the implementation of such capability, feature or function unless the details in the AD&D clearly and unambiguously contradict the Detailed FRD. Perot Systems shall not be required to provide the VRS Project Proposal (defined in Section 3.1) or begin coding for any Legacy Customization before receiving Newco’s approval of the AD&Ds. While developing the AD&Ds, Perot Systems will provide periodic progress reports, not less frequently than every thirty (30) days, which reports will include Perot Systems’ then-current estimate of the level of effort required and schedule for completing the VRS Project. In the event Newco withholds its approval of an AD&D, the Parties shall engage in good faith discussions to resolve their differences as quickly as possible.

(c)           Disputes Regarding Interpretation. In the event of a dispute regarding the interpretation of the mutually agreed Detailed FRDs or the related AD&Ds, (i) Newco shall be responsible for any costs and delays that are determined to arise from any Change in the scope of the VRS Project pursuant to Section 4.4(a) and in accordance with the Change Control Process, (ii) Perot Systems shall be responsible for any costs or delays that are determined to arise from its incorrect interpretation of the scope of the VRS Project consistent with Section 4.4(b) below, and (iii) the Parties shall work together in good faith to resolve any issue agreed not to have been adequately addressed by the applicable Detailed FRD or the related AD&Ds.

3.0           VRS Project Proposal and Late Delivery of the VRS Project.

3.1           Preparation, Assumptions and Pricing Adjustment.

(a)           Preparation. Within 130 days after the Effective Date (the “VRS Project Proposal Due Date”), Perot Systems will prepare, for Newco’s review and approval, which approval shall not be unreasonably withheld, a fixed-price proposal to complete the VRS Project Services in accordance with

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the AD&Ds and a mutually-agreed schedule (“VRS Project Proposal”). The VRS Project Proposal will include the final project plan for the VRS Project (“VRS Project Plan”) and an updated estimate of the staffing mix and level of effort required to complete the VRS Project (“Proposed VRS Project LOE”). Newco acknowledges that any VRS Project Proposal may contain a provision that states that the pricing therein is time-sensitive and therefore that, if the VRS Project Proposal is not accepted by Newco on or before a certain date, the pricing may require adjustment in accordance with this Attachment A-3.

(b)           Assumptions. As of the Agreement Date, the Parties anticipate, based upon information known to the Parties on such date, that the VRS Project Proposal will provide for (i) completion of the VRS Project within the schedule described in the Preliminary Project Plan, (ii) a level of effort required by Perot Systems to complete all of the activities described in Section 1.2 as being part of the VRS Project Estimated LOE that is not significantly greater than the VRS Project Estimated LOE, and (iii) the functionality described in the Preliminary Function List all based upon major assumptions and dependencies. However, the Parties acknowledge and agree that trade-offs between schedule, price and functionality may be required to meet the Parties’ expectations regarding schedule, price and functionality after the Detailed FRDs and AD&Ds are completed and the major assumptions and dependencies are affirmed or modified. For example, if the Detailed FRDs require functions, capabilities or interfaces that are materially more complex or extensive than the functions, capabilities and interfaces anticipated to be required by the Preliminary Function List, or Perot Systems’ major assumptions or dependencies are incorrect in any material respect, the Parties acknowledge that an additional level of effort and, perhaps, additional time will be required to complete the VRS Project Services. The Parties agree to work together in good faith to resolve any issues that arise in connection with the VRS Project Proposal.

(c)           Pricing Adjustment.

(i)            If the Proposed VRS Project LOE is less than the VRS Project Estimated LOE, Newco shall be entitled to a credit equal to: (A) the difference between the number of man-months between the Proposed VRS Project LOE and the VRS Project Estimated LOE, multiplied by (B) eighty percent (80%) of the applicable Additional Service Rate set forth in Exhibit C to the MSA (assuming a six (6) month commitment), for the applicable resource(s) providing VRS Project Services during the Estimated Remaining Project Duration. Any such credit shall be applied, in equal amounts, against the monthly invoices delivered by Perot Systems over the Estimated Remaining Project Duration,

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commencing with the first invoice delivered by Perot Systems after approval of the VRS Project Proposal.

(ii)           If the Proposed VRS Project LOE is more than the VRS Project Estimated LOE, Newco shall pay Perot Systems an additional amount equal to (A) the difference between the number of man-months between the Proposed VRS Project LOE and the VRS Project Estimated LOE, multiplied by (B) eighty percent (80%) of the applicable Additional Service Rate set forth in Exhibit C to the MSA (assuming a six (6) month commitment) for the applicable resource(s) providing VRS Project Services during the Estimated Remaining Project Duration. Any such charge shall be spread, in equal amounts, over the monthly invoices delivered by Perot Systems over the Estimated Remaining Project Duration, commencing with the first invoice delivered by Perot Systems after approval of the VRS Project Proposal.

(iii)          For purposes of this Section 3, “Estimated Remaining Project Duration” means the period between the date Perot Systems delivers the VRS Project Proposal and the date by which the VRS Project Proposal estimates the VRS Project will be complete.

3.2           Approval of the VRS Project Proposal.

(a)           General. As soon as reasonably possible (but not later than 20 days) after Perot Systems delivers the VRS Project Proposal to Newco, Newco shall complete its review of the same and give written notice to Perot Systems either (i) approving the VRS Project Proposal or (ii) withholding such approval, which notice shall specify in reasonable detail Newco’s reasons for withholding such approval.

(b)           Change Order. On the date Newco approves the VRS Project Proposal, the Parties shall execute a Change Order that will include (i) the Detailed FRDs, (ii) the AD&Ds, (iii) the final project plan for the VRS Project, (iv) the change in price, if any, agreed by the Parties for the VRS Project Services (it being acknowledged by the Parties that the Annual Services Charge includes Perot Systems’ price for the VRS Project Estimated LOE), and (v) the critical external dependencies. After the Change Order is executed, Perot Systems will provide the services described in Article 4.0 of this Attachment and such Change Order. Unless otherwise agreed by the Parties, Changes to the Detailed FRDs, the AD&Ds or to other factors affecting the VRS Project (and, to the extent such Changes affect the Base Services, the Base Services) after the VRS Project Proposal is approved will be managed through the Change Control Process.

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(c)           Failure to Approve VRS Project Proposal. If the VRS Project Proposal is not approved by the Parties on or before the earlier to occur of: (1) the date that is twenty (20) days after Perot Systems’ delivery of the VRS Project Proposal to Newco; and (2) the date that is twenty (20) days after the VRS Project Proposal Due Date, Newco shall have the following options:

(i)            Newco may direct Perot Systems to proceed with the VRS Project on a time and materials basis for a price equal to (A) the product of eighty percent (80%) of the Additional Services Rates (for a six month commitment) multiplied by the number of FTEs in excess of the VRS Project Estimated LOE expended by Perot Systems in connection with the VRS Project;

(ii)           Newco may direct Perot Systems to Change the Detailed FRDs or AD&Ds to reduce or eliminate functions, capabilities or interfaces from the scope of the VRS Project to reduce the cost and shorten the schedule to acceptable levels;

(iii)          Newco may direct Perot Systems to cease all activities on the VRS Project and increase the Annual Services Charges, Base Services, Service Levels and other obligations of the Parties under the MSA to reflect the termination of the VRS Project; or

(iv)          Newco may terminate the MSA without cause or further liability or obligation to Perot Systems after giving one hundred eighty (180) days prior notice, provided that (A) the amendment to the GreenWay License and the Odyssey License granted in Section 8.7(c)(ii) of the MSA and (B) the VRS license granted in Section 8.7(c)(iii) of the MSA, shall terminate concurrently with the termination of the MSA unless Newco pays Perot Systems a license fee in the amount of $[REDACTED], which fee shall be payable in three (3) equal installments the first of which shall be payable on the date of such termination, and the second and third of which installments shall be payable on the first and second anniversaries of such date, respectively. Notwithstanding the foregoing, Newco may not terminate the MSA pursuant to this Section to the extent that the passage of the time period giving rise to the right to terminate the MSA hereunder is based on an unreasonable refusal by Newco to approve the VRS Project Proposal.

(d)           Newco Delay Fee. If the Parties shall not have adopted the VRS Project Proposal and Newco shall not have elected one of the options set forth in Section 3.2(c) above within one hundred fifty (150) days of the earlier to occur of the date set forth in clause 3.2(c)(1) and (2) above, Newco shall

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pay to Perot Systems an additional monthly fee hereunder of $300,000; provided, however, that the obligation to pay such fee shall terminate upon the agreement by the Parties on the adoption of the VRS Project Proposal or Newco’s election of one of options 3.2(c)(ii), (iii) or (iv) above (it being understood that if Newco elects option 3.2(c)(i) above, after the initial incurrence of the delay fee set forth in this Subsection 3.2(d), the obligation to pay such fee shall continue until the completion of the VRS Project (excluding time attributable to delays caused primarily by PSC Personnel)).

3.3           Late Delivery. If VRS is placed into production more than 150 days after the date set forth in the VRS Project Plan approved by Newco for placing VRS into production, either Party may terminate the VRS Project component of the MSA without cause or further liability or obligation by either Party to the other Party in connection therewith by giving the other Party five (5) Business Days’ written notice, in which case:

(a)           Perot Systems shall refund to Newco $[REDACTED] adjusted either upward for any additional charge incurred under Section 3.1(c)(ii); or downward for any credit provided under Section 3.1(c)(i); or downward for any invoices which are then more than 20 days outstanding.;

(b)           Perot Systems shall release to Newco $[REDACTED] of the Security Deposit (defined in Section 4.5 below) or, if less, the remaining uncontested balance; and

(c)           Perot Systems shall deliver to Newco for its review and approval a proposal for reducing, effective as of the termination date, the Annual Services Charge by $[REDACTED] per month. If Newco does not approve the proposal for reducing the Annual Services Charge within thirty (30) days after it is delivered to Newco, Newco may terminate the MSA pursuant to Section 3.2(c)(iv).

4.0           VRS Project Services.

4.1           Project Governance.

(a)           Each Party will designate an individual to serve as its “VRS Project Manager.” Each Party’s VRS Project Manager will: (i) serve as the principal point of accountability for coordinating and managing that Party’s obligations in connection with the VRS Project, and (ii) be authorized to act for and on behalf of that Party with respect to all matters relating to the VRS Project, subject to the limitations set forth in the MSA and any other limitations of which the other Parties are notified.

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(b)           As part of his or her responsibilities in connection with the VRS Project, Perot Systems’ VRS Project Manager shall:

(i)            attend weekly VRS Project status meetings, infrastructure meetings, and other meetings reasonably requested by Newco;

(ii)           provide reasonably detailed weekly and other periodic status reports, in mutually agreed formats, on the progress of the VRS Project and the resolution of VRS Project issues;

 (iii)         keep Newco informed regarding changes in Perot Systems Personnel assigned to the VRS Project;

(iv)          manage Perot Systems’ participation in the analysis and resolution of significant VRS Project issues; and

(v)           maintain the VRS Project Plan and manage the VRS Project against such VRS Project Plan.

(c)           As part of his or her responsibilities in connection with the VRS Project, Newco’s VRS Project Manager shall:

(i)            attend weekly VRS Project status meetings, infrastructure meetings, and other meetings attended by Perot Systems’ VRS Project Manager;

(ii)           provide reasonably detailed weekly and other periodic status reports, in mutually agreed formats, on the progress of Newco’s obligations, including end-user training activities, with respect to the VRS Project and the resolution of VRS Project issues;

(iii)          keep Perot Systems informed regarding changes in Newco Personnel assigned to the VRS Project; and

(iv)          manage Newco’s participation in the analysis and resolution of significant VRS Project issues.

(d)           All Changes to the VRS Project, including any Change to a Detailed FRD or any AD&D shall be made only in accordance with the Change Control Process described in Attachment A-1 to Exhibit A.

4.2           Development and Testing.

(a)           Perot Systems shall develop, test, and deliver the deliverables required to implement the capabilities, features and functions described under each Detailed FRD, which includes the Legacy Customizations by performing the tasks and other activities described in the applicable AD&Ds, except to

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the extent such tasks and activities are assigned to Newco in such AD&Ds. Newco shall perform the tasks and other activities assigned to Newco in the AD&Ds.

(b)           Each Party shall perform the unit, system, performance, quality assurance and other testing assigned to such Party for each capability, feature and function of the Legacy Customizations in accordance with the Detailed FRD relating to testing and the AD&D applicable to such capability, feature and function and the VRS Project Plan. Unless otherwise stated in the applicable Detailed FRD or the applicable AD&D, Newco shall be responsible for performing user acceptance tests in accordance with the mutually agreed test criteria and timeframes described in the applicable AD&D (which shall reflect the testing criteria and timeframes included in the Detailed FRD relating to testing). No element of the VRS Project will be placed into production until Newco has accepted such element.

(c)           If Newco is unable to perform any task, including but not limited to develop or testing any deliverable or system, in accordance with the VRS Project Plan because a Perot Systems deliverable or task is delayed (whether due to tardiness or defects), the completion date for such task shall be extended by the number of days by which Perot Systems’ deliverable is delayed. Similarly, if Perot Systems is unable to perform any task in accordance with the VRS Project Plan because a Newco deliverable or task is delayed (whether due to tardiness or defects), the completion date for such task shall be extended by the number of days by which Newco’s deliverable is delayed. Notwithstanding the foregoing, each Party shall use reasonable commercial efforts to mitigate the impact of any such delays on the VRS Project Plan by (i) performing all tasks that do not require the delayed deliverable, and (ii) taking such other actions as are reasonably practicable.

(d)           Upon completion of testing in accordance with the applicable AD&D and the Detailed FRD relating to testing, Perot Systems shall notify Newco, in writing, that the deliverables required under the VRS Project are complete and ready for testing. Following such notice, Newco’s VRS Project Manager shall review such deliverables and recommend the acceptance or rejection of such deliverables to Newco, noting the reason for rejection, if any, in detail. Following receipt of such recommendation, Newco’s Chief Information Officer or his designee, shall accept or reject, in writing, such deliverables in accordance with the objective test criteria in the applicable test plan. In the event of rejection, the Parties agree to work together in good faith to resolve any issues that contributed to such rejection.

4.3           Warranty. If Newco notifies Perot Systems within ninety (90) days after a VRS Project deliverable is available to be placed into a production environment (which date is identified in the VRS Project Plan) (“Warranty Period”) that there exist

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any Severity 1 or Severity 2 errors, omissions or non-conformities that cause such deliverable not to conform to the mutually agreed testing criteria described in the applicable AD&D (collectively, “Defects”), then Perot Systems shall promptly correct such Defects in accordance with the testing criteria described in the applicable AD&D without additional charge to Newco. The Parties acknowledge and agree that the testing criteria shall be designed to confirm in an objective way that such software conforms in all material respects to the requirements described in the applicable Detailed FRDs and the related AD&Ds.

4.4           Delays.

(a)           Caused by Newco. If the initiation, delivery or implementation of the VRS Project is delayed primarily due to delays, errors, omissions, actions or failures to act by Newco, any Newco Affiliate, any Licensees/Franchisees, any global distributed systems (GDS) vendor or any of their respective Subcontractors, including but not limited to any delay by Newco, any Supported Affiliate or any Licensee/Franchisee in training, rollout, business process reengineering or any external critical dependency, Newco or user testing (excluding delays arising from Perot Systems’ obligations under the MSA or the Detailed FRDs or AD&Ds)(collectively, “Delays”), then (i) if the Delay occurs at any time before Perot Systems delivers the VRS Project Proposal, any subsequent schedule and dates set forth in Appendix C (as well as, if applicable, the FRD Approval Period, the AD&D Approval Period and the VRS Project Proposal Due Date) will be extended on a day-for-day basis, (ii) if the Delay occurs at any time after Perot Systems delivers the VRS Project Proposal, the delivery dates under the VRS Project Plan will be extended on a day-for-day basis, and (iii) in all cases, Perot Systems may increase its charges to Newco for the VRS Project and, to the extent impacted by such delays, the Annual Service Charges, in accordance with the Change Control Process.

(b)           Caused by Perot Systems. If the initiation, delivery or implementation of the VRS Project is delayed primarily due to delays, errors, omissions, actions or failures to act by Perot Systems or any PSC Personnel, then Perot Systems will be responsible for any increased costs under the MSA for which Perot Systems is financially responsible, and Perot Systems’ charges under this MSA shall not be increased, except as otherwise provided in this Attachment A-3.

(c)           Adjustment to Annual Services Charge. If, after adoption of the VRS Project Proposal, Newco shall cause more than one hundred fifty (150) days of Delay (as defined in Section 4.4(a) above), then commencing on the one hundred fifty first (151st) day of such Delay, and continuing for the remainder of the VRS Project, Newco shall pay to Perot Systems

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$300,000 per month in addition to the then-current Annual Services Charge.

4.5           Security Deposit. On the Effective Date, Newco shall deliver to Perot Systems (i) a cash sum in an initial amount of $[REDACTED] (the “Security Deposit”), and (ii) a security agreement in form and substance reasonably satisfactory to Perot Systems sufficient to establish that the Security Deposit can be held to secure Newco’s payments to Perot Systems under the MSA and shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of Newco. Perot Systems shall have the right to offset or recoup any amounts properly due and payable by Newco to Perot Systems under the MSA against such Security Deposit. Should Newco breach any of the terms and conditions of the MSA, Perot Systems shall have the right, at any time and from time to time, to apply the Security Deposit or any part thereof, for the purpose of curing any such default or for the purpose of reimbursing for any damage or costs occasioned by such default, but the right of Perot Systems to apply the Security Deposit shall not affect any other remedies available to Perot Systems under the MSA or under applicable law. All interest and other return amounts earned on the Security Deposit shall be for the account of Newco and shall be paid over to Newco to the extent the amount of the Security Deposit exceeds the applicable amount set forth on Appendix D hereto. Provided that Newco is then current on its payment obligations under the MSA, the amount of the Security Deposit shall be reduced over time in accordance with the amounts set forth on Appendix D hereto. Any amount by which the Security Deposit exceeds the applicable amount set forth on Appendix D hereto shall be paid to Newco. Nothing herein contained shall require Perot Systems to hold the Security Deposit as a trust fund, nor establish any relationship other than that of debtor and creditor with respect to the Security Deposit.

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Appendix A

Preliminary Function List

The Preliminary Function List on which the VRS Project Estimated LOE is based is attached as Annex A-1. The following Detailed FRDs will be developed as described in Section 3.0 of Attachment A-3, to which this Appendix is attached.

FRD Description	Requirements Complete	AD&D Complete
Odyssey GAP 3000 Days Level of Effort
One-Time and International Conversion Reporting FRD
Financial (Receivables, T&S) Conversion FRD
Odyssey Non-Fleet Data Conversion FRD
Odyssey Fleet Data Conversion FRD
GDS Links and Rate Updates Conversion FRD
Rollout Bridges Conversion FRD
*Rollout / Solution Center FRD
*Manual Conversion FRD
Data Security FRD
*Business Process Change FRD
Testing (QA & UAT) FRD
*Training FRD
Ancillary Applications Transition - Admin Systems FRD
Ancillary Applications Transition - Fleet (Tune-up, Pyramid, ATS, Warranty) FRD
Ancillary Applications Transition - Revenue Management System FRD
E-Commerce FRD (National Web, Alamo Web and R2K)
Decommissioning Odyssey - Data Archival and Retrieval FRD
Reporting FRD
Data WarehouseFRD
Infrastructure FRD

* Newco Personnel will be primarily responsible for the activities under this FRD.

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Annex A-1

Preliminary Function Lists

Area	Gap Candidate	Comments	Days	Category
Web	Initial rate engine call to return all rates regardless of vehicle category and then they do the upsell. LDART - location, Dates arrival, return, type-car

VRS requires that the vehicle category be entered first. VRS could call upsell rate engine format first thing and it would return all cars and individual T&M. An upsell call could be made that would return the base rate for all cars. The rate call that gives back all car classes that voice reservations uses has the same product for all vehicles. Not sure that this will work for what the Web wants to do

Create front end to display this information - back end Tux service is in place to make this happen and the order of rate engine calls in the tux service may have to be re-ordered. Assumes no architecture changes

Assuming changes made to the Res Commit process to support Voice Res and GDS would support WEB.

			80	Extra large

Web	City Items - how to display the additional optional costs	VRS to repackage equipment/insurance - multiples of same piece, young drivers, FSO	10	Small

Web	Quick Rent	Agentless check out for Alamo. Determine whether this is applicable moving forward.	10	Small

Voice	Max days before rental when a credit card is not due with a pre-paid	Alamo allows pre-pays without a credit card and then allows the credit card/prepayment to be taken later, and allow for incremental increases/decreases in that amount along the way. VRS only allows for one prepayment to be taken and it cannot be incremented/decremented, and additionally does not support for not providing that payment on a prepay. This looks significant when looking at doing partial refunds and additional authorizations on a RES, deferring payments, and making sure that all gets to the rental, or refunded. Also display of auth history/details popup for a res.	45	Large

Voice	Real time Res Statistics: Real time booking by agent on Mainframe listing dollars for potential commission	VRS has something similar now with a tux service. Agent incentives is already a separate table. We would have to make functionality more robust and provide a screen to review - add the db access to a res commit tux service to do aggregations on a per agent basis.	25	Medium

Voice	Speedlink and Prepaid vouchers • Alamo sends reservations to Speedlink - • Prepaid vouchers	PeopleSoft would collect payment and feed would enter into Res from PeopleSoft to create a new payment type and a commission module call to net the payment - Res information has to be made available to discuss with TA and driver. New batch program for Cancellations to feed back into PeopleSoft. Cross team - commission module and PeopleSoft feed is billing. Speedlink feed could be handled via book it bill it interface	25	Medium

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Voice	Retrieve reservations that have been booked for a customer within the last 7 days regardless of status. Do not display if projected rental date has already passed. Display this on res form.	This requirement indicated the entry of the phone number, not the pre-population from a CTI type interface. In that case, RES would pull that info and need to prompt the user that existing RES details exist and determine if the user wants to proceed with that info (could be a modify of a res, a booking, a wrap-up, cancel). Need to work through business rules on what to do in each case. May be able to use existing CTI pre-population logic to handle the retrieve of a wrap-up to start a new booking. Depends on what they want to do with the wrap-up info and the associated rate	25	Medium

Voice	ANI pop up, call History • where the call came from last seven digits of telephone #) • They store the quote (wrap up) with the exchange number so they can match up that you called before when they call again.

VRS writes out the wrap up reservation with all the data - CTI telephony captures phone number automatically for storage. We would need to pull up the most recent rate that had been quoted. VRS stores basic res data - wrap status.
Store the ANI info linked to res for indexing purposes Add option for agent to get ANI from CTI to do query against wrap up reservations to pull up prior calls. ANI its own column/table.
Build in some dialog steps or text into CTI to guide the user
Only keep these around for a limited period. Would have to update the purge job. Business rules need to be established regarding getting new rate or honoring old.
CTI is not being utilized but the code exists as a baseline. The functionality would need to be broadened and thoroughly tested as it has not been utilized in production.

CTI estimates are not included in this estimate. Instead, it is assumed that phone numbers could be keyed in manually and no automated CTI feature would be required

			20	Medium

Voice	Alternate Res number lookup and display for DBI	VRS would need to account for a non unique res number from an external source for look up and billing. As far as the Alt Res #, if we are using ncr_nbr from the RES table, it is 18char alpha so it would not need to be changed, already has an index on it and would only need minor changes to have the reservation form allow for entry of alpha numerics for that value and for the search to auto look for it when a res# is entered. An older design and prototype was done this back in the early VRS development stages.	20	Medium

Voice	Virtual Inventory levels and capacity matrix	VRS functionality may be sufficient	0	Small

Voice	Work Flow	Need additional details to finalize scope	10	Small

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GDS	Direct Booking Interfaces (DBI)

The DBI consists of real-time and batch links that enable Tour Operators to book reservations directly into Alamo’s reservation system. Interfaces will be created for VRS.

Batch links consist of regularly delivered files containing multiple transactions (adds, revisions, or cancels). The files are delivered through AT&T’s Global Network through a file transfer. Currently there are approximately 18 batch links.

The six existing real-time links process individual transactions as they are delivered through one of three different mechanisms. Three links send reservations across leased lines, two use AT&T’s Global Network and one sends reservations via Alamo’s backbone network to the UK.

ANC hosts web sites TA.Alamo.com and TOOR.Alamo.com to facilitate the real-time channel. An assessment is required to determine if there are any front-end requirements associated with switching these interfaces to VRS.

			60	Large

GDS	AVR message/ Capacity AVCs	VRS does not support AVRs. • seamless takes the vendor our of the rate availability • Recommend finishing the process of getting Galileo, Amadeus, Worldspan etc.. to seamless as opposed to adding in AVR	60	Extra large

GDS	Amadeus Vouchers	VRS does not support - • Amadeus has a voucher print function - send details to them and they use them on bookings. Internal vouchers in VRS	20	Medium

GDS	Southwest, Startoma • direct links • southwest may be coming through a vendor now	VRS - bring up an actual physical link with the vendor and make sure they have the same message structure and front ends match up • E-Travel, Viatel, (XML OTA format) Need to add links for Southwest and Startoma	20	Medium

GDS	GDS Sell from Screens	Need additional details to finalize scope	10	Small

CPM	Yield Management capacity controls • stopping your weekend (stop sell) on a rate • reopen	Need additional details to finalize scope	130	Extra large

CPM	Deeper Reporting • Historical data - 5 years available for adhoc reporting • AIM, product etc.... Availability of data that is replicated - Market History tapes	VRS - to build out the data warehouse functionality to satisfy this year over year reporting.	130	Extra large

16

CPM	Market Segmentation • set on customer set up and drives sequence of offered rates linked to segments - OSP going to best rate • customer affinity that groups like contracts together to share like attributes	VRS - data conversion/ongoing IM we could set much of this affinity functionality in VRS. Market Segmentation - would need to link to the data warehouse and build out for customer analysis.	80	Extra large

CPM	Channel specific pricing - Different rates for GDS/Voice/Web or by inbound country / IATA etc..	VRS input parameters into rate engine - rates would have to be set up by channel or a differential based on channel - set up and call process changes.	60	Extra large

CPM	Table rates (length of stay, shadow rates, honor rates) Variable rates set 30 to 60 days out per day and the rentals then lay over this and take the average of rates based on the duration of the res/rental. • David Rosenbaum said they were moving away from the table rates	Need to verify whether these are needed in the future. Define a the number of rate detail - different competitive rate per calendar rate per day and take the average of those 5 rental days for the booking. Re-rating requirements are an issue. • Product and vehicle as a header and you fill in a calendar - screen/DB tables - need rate engine changes to do average on length of rental	45	Large

CPM	DBI • booking channel - download files for confirmation • Type A and B type access	XML standard - edifact translations for DBI • wrapper to standard interface to VRS	10	Small

CPM	Coupon processing • looks like a gap more on the Alamo side verses VRS	Need additional details to finalize scope	0	TBD

CPM	Rate Structure • GDS will take a weekend or week day rate and shop them differently	Not an issue for VRS (Pkg, T&M, Weekend, Variable rates) • GDS shopping issue in VRS	0	TBD

CPM	Sales Rep Incentives • selling commercial contracts • District territory and division fields.	Manage this outside of VRS. • district/territory and region is tracked on the ORG table now in VRS that could support reporting to see if the contracts being sold are producing • could feed a data warehouse to do this type of reporting of volume	0	TBD

CPM	Benefit packages - Tours packages	VRS CIR 130 functionality potentially satisfies need	0	Small

CPM	Delivery and collection - Europe	Need additional details to finalize scope (along with understanding the disposition of Europe)	0	TBD

17

Billing	Tour Operator Billing - file feeds of invoices 14 Tour Operators

The direct tour links are just another form of direct link that Alamo has and that VRS does not (similar to Southwest Airlines, etc.) They probably represent a small-medium effort to convert over, but to confirm the effort, the message protocol or connection method must be determined.
Construct the infrastructure which will support multiple DBI links and will minimize the effort needed to add a new link. Link specific message formats and special edits/processing will be user-configurable rather than hard-coded. New communication protocols will be added via incremental development effort. The majority of the business logic will be constructed such that it is common across all links to minimize maintenance requirements. To provide a given DBI link, it will be necessary to complete the appropriate communication module and to complete the link specific development in addition to this infrastructure development piece.

			600	Extra large

Billing	Prepaid vouchers where TOs do not have a business account. In these instances, Alamo gets paid in advance before the rental occurs or driver will pay for the rental via credit card. Basically the Tour pays in advance less commission payment and the res system has to know / calc the commission to validate the payment and the full voucher amount must print on rental/invoice.	Set up an IATA/contract also / plus no business account. Call 1090 to calc commission and put in a new screen to apply cash to the reservation. Must have a feed into Res to populate the payments table with a new payment type for the prepaid voucher. Also have to set up a batch job to post refunds for cancellations.	100	Extra large

Billing	Central bill once a month on business and 3 times per month for Tours - pay on the out for tours as well • accruals for next month • adjustments at the close of the rental • Schedule Billing an open rental • Month end closes • utilize long-term rental logic	Make changes to Schedule bill programs to pick up invoices on open rentals. Make changes to counter invoice program to be called from check out screens in ROPS and still keep the RA open. Make changes to invoice adjustment (CCRI) processes to allow invoice adjustments while the rental is open. Note, we recommend a solution to not allow credit replacements until after the rental is closed. (estimates reflect this).	80	Extra large

Billing	Frequent Flyer Bonus points program - online user driven more like commission plans for marketing staff	Option A - 80 Option C - 26 Option D - 11 Estimate is only for Option A.	80	Extra large

Billing	Consolidated billing for Alamo - bill in a central currency no matter what the rental currency is. Conversion to take place and posting in to financials	Need to store a preferred currency on the business account and then convert the rental invoices in to this currency when generating the schedule bills and postings into PeopleSoft. Assumes that there is a PeopleSoft instance set up in the foreign currency or some feature is set up to post alternate currency into A/R and G/L in a single corporate instance of PeopleSoft.	50	Extra large

18

Billing	Trecs Cash batch process	Alamo has identified issues with current ancillary system Trecs and they have created workarounds. Need to verify whether the batch feeds are still needed going forward.	45	Large

Billing	Frequent Feeds for Alamo	Modify the Frequent Flyer Feed (BILB0130) program to create Alamo files	45	Large

Billing	Invoice Format for Alamo - more text • Different Format program • Charge type screens that have print text - brand • Batch invoice (central) • Hand Held invoice	New format for invoices (HH, Counter and Central). Basically the existing programs are pulling all the relevant data, need to format a new document.	40	Large

Billing	Southwest airlines	New Interface	40	Large

Billing	A/R Balances stored in OPS - • want to see outstanding balances for business accounts/IATAs	Feed back into VRS to make the BA a do not rent based on outstanding receivables. • balance threshold or aging • business accounts manually set based on a report • cross team for RES/ RENT and Counter Billing • business rules on when to make the edit of do not rent stick in RES/ RENT	35	Large

Billing	Channel Chart reporting and tracking all referrals of where business is originating and reporting on this.	Need to capture additional data via forms. Assumes 2 reports	30	Medium

Billing	Settle on the Out versus the In (Credit Card)	Need additional details to finalize scope	25	Medium

Billing	Force charge refunds - AP Accounts done via approval screens where VRS does negative receivables	Change the force charge batch process to create an A/P posting as well as automatically create an A/P business account instead of an A/R business account. Create approval screens to release the A/P refund to post into PeopleSoft.	25	Medium

Billing	Commission file feeds to NPC	Program modifications to create an Alamo NPC file	15	Small

Billing	Alternate Res number lookup and display for DBI	Schedule bill invoices for Tour operators using the DBI interface will need to display this alternate reservation number.	15	Small

Billing	Electronic Notes and comments	Add text fields to BA screens	15	Small

Billing	Memo and note pad - sales staff selling the account	Add off the org or contract in VRS	10	Small

Billing	Credit card settlement file generation changes for Alamo - Verifone places a National identifier or code on the settlement file	Create a Unix script to update the file to Alamo after the Verifone EOD settlement process runs.	5	Small

Billing	Refund MCO vouchers - unused portions	Modify the Default Allocation process to not shrink fixed value vouchers so that a refund situation would exist in ROPS and a refund could be given at the counter	5	Small

Billing	FRND system versus the QSP and the AP postings	VRS does not post to A/P today but rather G/L for these credits applied as negative rental charges. If a post to A/P a new feed would is required	0	TBD

19

Billing	MSA interface - Old Accounting system - feed to MSA the A/R transactions and then feed output to their Legacy A/R system	Utilized PeopleSoft A/R - Need to examine conversion and license costs	0	TBD

Billing	Voucher Images - scan in and view	Need additional details to finalize scope	0	TBD

Billing	1 European country	May not be an issue - Speedlink in UK and use current Reservation bridge	1	Small

Billing	NOMAD or report generators -	Could use Cognos or B.O. reports with Data warehouse	0	TBD

Billing	Commission calculations and postings	Assuming that the commission plans/rules and calculation grids would be sufficient to handle Alamo commissions. Estimate assumes that Alamo creates an A/P account and associated A/P postings each month for each IATA payment.	5	Small

Billing	No automated Bank/Credit information look up when setting up new accounts • No Feed back from A/R for outstanding balances and aging • Open Item verses balance forward statements	Would have to create interfaces to MoVRS’s/D&B or another Bank service to automatically get credit information. Need additional information to finalize scope	0	TBD

Rops	Rental agent upsell program and incentives - Commission approaches are different between Alamo and National. Alamo rolls all increment revenue together while National itemizes and pays out based 4 distinct categories.	Two paths: 1) Make commission program consistent between brands; 2) Maintain separate commission programs and enhance VRS to support Alamo incentive processes.	50	Extra large

Rops	Rental Upsell • more flexible upsell pricing capabilities	Upsell pricing abilities since gap first was identified have been added to VRS. Ability to perform upsell pricing for leisure and non-contractual rates supported in VRS. Hooks are in place in VRS. Need to create data model and several new forms and displays to the customer	40	Large

Rops	Alamo rental agreement print design	Write new program to print Alamo format with text and labels.	40	Large

Rops	Quick Silver - Legacy loyalty program. Emerald Club re-launch could be tied into Quick Silver possibly.	Quick Silver and Emerald Club sufficiently different requiring VRS enhancements to support Quick Silver. Emerald Club could be customized to support. Recommend combining with Emerald Club re-launch initiative.	30	Medium

Rops	Overlapping movements - Alamo allows it but National does not.	VRS has tighter restrictions and car control and does not allow overlapping movements. These edits would have to be relaxed and it would have an effect on inventory and fleet processes	30	Medium

20

Rops	Rental Operations Work Flow - screen flow relating to collecting customer information. Differences between how rates are provided relating to what type of information is required before a rate can be provided.	Generic - VRS would need to make a public or shopper call to get rates before customer details are entered. VRS can do walk up rate calls prior to entry of driver information	30	Medium

Rops	Tickets (traffic violations) • match parking tickets from local authorities by time and date to the renter at that time who had the vehicle.	Integrate with VRS (fleet subsystem) and provide screens to search and find the rental and driver	15	Small

Rops	National performs TML processing for specific states as does Alamo. These states differ. Enhance TML calling process to handle Alamo’s DMV checks.	Use TML to do requests for drivers in the Alamo states not already handled by VRS. Assume 3 extra states at 5 days per state	15	Small

Rops	Interface with 3rd party claims system (Pyramid)	Orphan system interface - modify Pyramid interface to feed Risk parameters.	15	Small

Rops	Prepaid vouchers for TO/TAs with no business account. The prepayment from the TA must flood into ROPS at the start of the rental and count for payment against the rental (IATA prepay) and if the payment is not there the charges default to the driver.	Changes to ROPS forms to handle the new voucher prepayment for prepaid vouchers.	15	Small

Rops	Perform credit card settlements on the Out instead of at Return time.	Support cc settlements on both the Out and the Return. Establish business rule by brand.	15	Small

Rops	Multiple business accounts on a single rental	Change ROPS forms to allow more than one business account on a rental.	10	Small

Rops	Voucherless - prevent modification of voucher days and provide ROPS with edits and display messages	Have edits in ROPS to not allow modifications to vouchers if a flag is set on the business account etc.	5	Small

Rops	Multiple hold reason codes	Need additional details to finalize scope	5	Small

Rops	FRND system versus the Quality Service Processing (QSP). - AP voucher queuing and approval.	QSP can credit the rental if it is still open. Once the invoice is cut, QSP is non monetary and must be handled via AP. See billing for estimate	5	Small

Rops	Incentives feed PeopleSoft for Alamo	VRS feed most likely will be sufficient	0	Small

Rops	Kiosk’s - Bankruptcy was to discontinue. Method of delivery to interact with a machine to get keys	Need to verify whether the Kiosk program is still required	0	TBD

Rops	Road Service • Stand alone system lacking integration today.	Need additional details to finalize scope	0	TBD

Rops	Inventory philosophy	Specific changes to implement the Alamo inventory philosophy not defined yet. .	0	TBD

21

Rops	Business versus Leisure questions asked by ROPS agent	Add flag to database and screen and pass to rate and billing engine to dictate applicable charges. National does not ask the customer whether the rental is for leisure or business, but Alamo does and rates are affected. Issue requires further clarification.	0	TBD

Fleet Mgt	Titling System	Build a titling system for identifying where titles are located since it is external to VRS.	150	Extra large

Fleet	Reporting	VRS to enhance reports to give similar reports to what they have in the mainframe. Some reports would be generated from the Data Warehouse. Others would have to be real time. Allocated a number of days for reports	100	Extra large

Fleet Mgt	Disposal Centralization	Disposal in VRS is meant for local or regional use - changes would have to be made to make it more centralized.	90	Extra large

Fleet Mgt	Real Time Hold evaluation	VRS holds are a batch process and once they go on a car they stay until some takes them off (user online, bridge or Tune up). Legacy holds are more real time. Specific events trigger hold logic for a vehicle. For example, if it supposed to go on disposal, it places hold on the car. PMs are a hard hold in IVS. VRS car goes on disposal and gets moved to another location - it stays on disposal. In legacy if the new controlling location re-evaluates the disposal hold and it could come off hold automatically. Real time evaluations for specific holds	30	Medium

Fleet	FIN - Depreciation calculation methods and allocations at station level.	VRS does it at a pool level and not station. All data is there for VRS to calculate at station level. • Assuming that Alamo would do depreciation based on length of ownership and allocate to business unit/org that owns the car and not Utilization like they do today in IVS. (PeopleSoft allocates the depreciation for VRS).	30	Medium

Fleet	Risk	RISK has an interface with Tune up and Pyramid does not and thus we would need to build interface from Pyramid to Tune up.	30	Medium

Fleet	FIN - Mitsubishi	Need to add. Make it XML for standards. • need ANC sponsor to interface with manufacturer. • Assuming different file formats than GM	20	Medium

Fleet	Loss Damage	VRS would have to build interface to NCIC - police database to see if the car has been recovered or reported stolen. Before they will recover a car and remove a theft hold, they check NCIC. Also make it centralized	20	Medium

22

Fleet	IVS supports Off Lot sales	In VRS you have to move it to auction to sell. We would need to develop business rules to allow us to sell vehicles that are still on our lot. • Change sales invoice process	10	Small

Fleet Mgt	Disposal User Interface	Disposal - VRS user interface for rule set definition requires the user to understand and/or logic. The users have had trouble with this concept. The form for defining rules could be redesigned with a template feel to hide logical operators from the user. This would ease training requirements for the user.	10	Small

Fleet	Registration centralization	VRS is built with a localized model for most operational functions. Changes would be made to centralized (security based mainly).	10	Small

Fleet Mgt	ATS Interface	Build interface with ATS, the title request system.	10	Small

Fleet	Help Text	We calculate similar numbers with different algorithms so our help text needs to be revamped to make it clear. For example, controlled fleet counts are calculated separately in RES, ROPS and Fleet and the number can represent a valid difference	10	Small

Fleet	Planning	ANC is not using VRS’s planning tool since they are using a spreadsheet now. Current legacy system does not have a planning tool. Solution will be to continue the use spreadsheets.	5	Small

Fleet	Multiple Hold reason codes

VRS has many more holds than IVS. VRS holds are a batch process and once they go on a car they stay until some takes them off (user online, bridge or Tune up). Legacy holds are more real time. Specific events trigger hold logic for a vehicle. For example, if it suppose to go on disposal, it places hold on the car. PMs are a hard hold in IVS.

VRS car goes on disposal and gets moved to another location - it stays on disposal. In legacy if the new controlling location re-evaluates the disposal hold and it could come off hold automatically.

Disposal - VRS user interface would have to be re-written but the table structures would stay the same. Real time evaluations for specific holds

			5	Small

		Total Days	3011

		Days per Man month	21

		Man months	143

Note: Some preliminary estimates have not been estimated and are listed as “To Be Determined” (TBD). These gaps generally require investigation to determine the order of magnitude of the effort. Small estimates with 0 days are requirements that will most likely be satisfied with process changes or existing functionality

Range (days)
0	to 15	Small

16	to 30	Medium

31	to 45	Large

46	+	Extra large

23

Appendix B

Major Assumptions and Dependencies

The VRS Project Estimated LOE and Preliminary VRS Project Plan are based upon the following major assumptions and dependencies:

(a)           During the VRS Project, no material changes will be made to any Supported Systems other than those made (i) in connection with the VRS Project, (ii) to comply with tax or other regulatory requirements, or (iii) pursuant to a Change Order.

(b)           Perot Systems will work in good faith to introduce additional Changes where required by Newco, through the Change Control Process, as long as the scheduled delivery date for the VRS Project is not changed, except as mutually agreed by the Parties through a Change Order.

(c)           Newco’s Global Distributed Systems (GDS) partners will participate on a timely basis in the testing required under the VRS Project and Newco is responsible for such participation.

(d)           The VRS Project is being conducted on an accelerated timeline, based on Newco’s business and financial constraints. During the course of the VRS Project, the Parties will not unreasonably withhold any decision, consent or acceptance necessary to complete the VRS Project in accordance with the Preliminary VRS Project Plan.

(e)           The Preliminary VRS Project Plan is dependent upon the full, prompt and complete cooperation of Newco business personnel to define their detailed requirements in the context of the business and financial constraints imposed on the VRS Project.

24

Appendix C

Preliminary VRS Project Plan

VRS Project Phase	Deliverable	Duration following effective date	Responsible Party	Contract Event
Requirements	Detailed GAP Requirements	Day 0 to 50	Newco/Perot Systems
	Delivery of all FRD’s	Day 50	Perot Systems	FRD Deliverables completed for Newco review
	Newco approval of FRD’s	Day 60	Newco	Detailed FRD’s, Signed off and agreed to by Newco and Perot Systems
Analysis/Design	Data collection and compilation of ADD’s	Day 61 to 114	Perot Systems
	Delivery of all ADD’s	Day 115	Perot Systems	ADD Deliverables completed for Newco review
	Newco approval of ADD’s	Day 120	Newco	ADD’s signed off and agreed to by Newco and Perot Systems
	Delivery of OSP Proposal	Day 130	Perot Systems	Scope, Timeline, Budget for OSP project
	Newco approval of OSP Proposal	Day 150	Newco	Approval to complete OSP project

25

Appendix D

Security Deposit Amounts

Month	Newco Security Deposit Balance

1	$	[REDACTED]
2	$	[REDACTED]
3	$	[REDACTED]
4	$	[REDACTED]
5	$	[REDACTED]
6	$	[REDACTED]
7	$	[REDACTED]
8	$	[REDACTED]
9	$	[REDACTED]
10	$	[REDACTED]
11	$	[REDACTED]
12	$	[REDACTED]
13	$	[REDACTED]
14	$	[REDACTED]
15	$	[REDACTED]
16	$	[REDACTED]
17	$	[REDACTED]
18	$	[REDACTED]
19	$	[REDACTED]
20	$	[REDACTED]
21	$	[REDACTED]
22	$	[REDACTED]
23	$	[REDACTED]
24	$	[REDACTED]
25 to end of Term	$	[REDACTED]

26

Attachment A-4

Supported Desktop Hardware and Supported Desktop Software

Part A - Supported Desktop Hardware (as of the Effective Date)

Supported Desktop Hardware

Location or Business Unit	Platform	Category	Machine Manufacturer	Machine Type/Model	Machine Serial Number	Description
National		Counter	HP	VL5
National		Back Office	HP	VL5
Alamo		Counter	Compaq	6400
Alamo		Back Office	Compaq	6400
National		Res	HP	VL5
Alamo		Res	Compaq	6400
Alamo	Handheld	Rental location	Norand	3210		W/3270 emulation
Alamo	Handheld	Rental location	Norand	1750		W/3270 emulation
National	Handheld	Rental location	Intermec	6400		VT220/3270 emulation
Alamo/Nat’l	Handheld	Rental location	Symbol	81C6		802.11b/VT220/3270 emulation
Alamo	Printer	Rental location	O’Neil	6805/6805a
National	Printer	Rental location	Comtec	RP3
National	Printer	Rental location	O’Neil	MP3
Alamo/Nat’l	Printer	Rental location	Zebra	AL320
Alamo/Nat’l- MSP (ACCRA)*	Imaging	Imaging

*  Vendor will support the ACCRA imaging system hardware and software existing as of the Effective Date. Such hardware and software will be inventoried and this schedule or the Operations Procedures Manual updated during Transition.

1

Part B - Supported Desktop Software (as of the Effective Date)

(Listed by Standard Image)

Compaq Back Office

Software Package	Image 9/99	New CPC Image	Field Server Image 8/2001
Windows NT 4.0 SP4	NT 4.0 SP 5	NT 4.0 SP 5	NT 4.0 SP 5
Microsoft Internet Explorer	Ver 4.01 SP2	Ver 4.01 SP2	Ver 5.5 SP1
Microsoft Data Access Components (MDAC)	Ver 2.1	Ver 2.1	Ver 2.1
Microsoft Office 97 Professional	SR-2	SR-2	SR-2B
Microsoft Office 97 Viewers	Not Installed	Not Installed	Not Installed
Microsoft Outlook 98	8.5.5603.0	8.5.5603.0	8.5.5603.0
Microsoft Media Player	6.00.02.0902	6.00.02.0902	Ver 6.4
Microsoft’s FM2Paste.exe (Forms Security Patch)	X	X	X
Microsoft’s WD97SP (MS Word Template fix)	X	X	X
Microsoft Res Kit - Perl	Ver 5.003	Ver 5.003	Ver 5.003
Microsoft Res Kit - Windows Scripting Host	X	X	X
Hummingbird Host Explorer	Ver 6.02	Ver 6.02	Ver 6.02
Host Explorer Patch 17	Yes	Yes	Yes
McAfee Virus Shield	Ver 4.0.25	Ver 4.0.25	McAfee 4.5 SP 1
Winzip 32	Ver 6.3 (902a)	Ver 6.3 (902a)	Ver 8
Adobe Acrobat Reader	Ver 3.02	Ver 3.02	Ver 5
Kronos Timekeeper	Ver 2A.03	Ver 2A.03	Removed
Timbuktu Pro 32	Ver 2.0 Build 622	Ver 2.0 Build 622	Ver 2.0 Build 759
Net G (Skill Vantage Manager)	2.2	2.2	Removed
RES 2000	X	X	X
Citrix Client	1.7	Ver 3.00.329	Ver 3.00.329
Ares	Ver 1.x	1.01	1.01
RI TuneUP	Ver 1.04	Ver 1.04	Ver 2.3.1
C:\winnt\Distribution Media Folder
Mobius / Document Direct	Yes	Yes	Yes
Keyboards	3180 / 8109	3180 / 8109	Removed
Team Builder	Ver 4.6.18	Ver 4.6.18	Removed
PDI	Ver 2.2	Ver 3.00.095	Ver 3.00.095
MS Access 97	Ver xxx	Ver 5.0	Ver 5.0
SMS Pkg/SMSMAN	All Images	Not Installed	Installed
McAfee 4.5 & SP1 SDAT 4155	All Images	Not Installed	Installed
COGNOS	BO Only?	Not Installed	Not Installed
OutLook98	All Images	Not Installed	Installed
Timbuktu Pro 32 Build 759	All Images	Not Installed	Installed
RI TuneUP Ver 2.3.1	Not Installed	Not Installed	Not Installed
Network Associates Directory	Not Installed	Not Installed	Installed
SQR Viewer	Not Installed	Not Installed	Not Installed
Winframe Client	Installed	Installed	Installed

2

VL5 Counter

Software Package	Image 9/99	New CPC Image	Field Server Image 8/2001
Windows NT 4.0 SP4	NT 4.0 SP 5	NT 4.0 SP 5	NT 4.0 SP 5
Microsoft Internet Explorer	Ver 4.01 SP2	Ver 4.01 SP 2	Ver 5.5 SP 1
Microsoft Data Access Components (MDAC)	Ver 2.1	Ver 2.1	Ver 2.1
Microsoft Office 97 Professional	Not Installed	Not Installed	N/A
Microsoft Office 97 Viewers	X	8	8
Microsoft Outlook 98	8.5.5603.0	8.5	8.5
Microsoft Media Player	6.00.02.0902	6	6.4
Microsoft’s FM2Paste.exe (Forms Security Patch)	X	X	N/A
Microsoft’s WD97SP (MS Word Template fix)	Not Installed	Not Installed	N/A
Microsoft Res Kit - Perl	Ver 5.003	Ver 5.003	5.003
Microsoft Res Kit - Windows Scripting Host	X	X	N/A
Hummingbird Host Explorer	Ver 6.02	Ver 6.0.2	Ver 6.0.2
Host Explorer Patch 17	Yes	Yes	Yes
McAfee Virus Shield	Ver 4.0.25	Ver 4.0.25	McAfee 4.5 SP 1
Winzip 32	Ver 6.3 (902a)	Ver 3.0	Ver 8
Adobe Acrobat Reader	Ver 3.02	Ver 3.0	Ver 5
Kronos Timekeeper	Ver 2A.03	Ver 2A.03	Removed
Timbuktu Pro 32	Ver 2.0 Build 622	Ver 2.0 Build 350	Build 758
Net G (Skill Vantage Manager)	2.2	Ver 2.2.1	Removed
RES 2000	X	X	N/A
Citrix Client	N/A	3.00.329	N/A
Ares	N/A	N/A	N/A
RI TuneUP	N/A	N/A	N/A
C:\WINNT\Distribution Media Folder
Mobius/Document Direct	N/A	N/A	N/A
Cherry Keyboards	3180/8109	3180/8109	Not Installed
Team Builder	N/A	N/A	N/A
PDI	N/A	N/A	N/A
MS Access 97	N/A	N/A	N/A
SMS Pkg/SMSMAN	All Images	Not Installed	Installed
McAfee 4.5 & SP1 SDAT 4155	All Images	Not Installed	Installed
COGNOS	N/A	N/A	N/A
Outlook 98	All Images	Not Installed	Not Installed
Tim Buk Tu Pro 32 Build 758	All Images	Not Installed	Installed
WINNT SP5	Installed	Installed
Winframe	Installed	Not Installed
Internet Eplorer 5.5 SP1	Not installed	Not Installed	Not Installed
Network Associates Directory	Not installed	Not Installed	Installed

3

VL5 Back Office

Software Package	Image 9/99	New CPC Image	Field Server Image 8/2001
Windows NT 4.0 SP4	NT 4.0 SP 5	NT 4.0 SP 5	NT 4.0 SP 5
Microsoft Internet Explorer	Ver 4.01 SP2	Ver 4.01 SP2	Ver 5.5 SP1
Microsoft Data Access Components (MDAC)	Ver 2.1	Ver 2.1	Ver 2.1
Microsoft Office 97 Professional	SR-2	SR-2	SR-2B
Microsoft Office 97 Viewers	Not Installed	Not Installed	Not Installed
Microsoft Outlook 98	8.5.5603.0	8.5.5603.0	8.5.5603.0
Microsoft Media Player	6.00.02.0902	6.00.02.0902	Ver 6.4
Microsoft’s FM2Paste.exe (Forms Security Patch)	X	X	X
Microsoft’s WD97SP (MS Word Template fix)	X	X	X
Microsoft Res Kit - Perl	Ver 5.003	Ver 5.003	Ver 5.003
Microsoft Res Kit - Windows Scripting Host	X	X	X
Hummingbird Host Explorer	Ver 6.02	Ver 6.02	Ver 6.02
Host Explorer Patch 17	Yes	Yes	Yes
McAfee Virus Shield	Ver 4.0.25	Ver 4.0.25	McAfee 4.5 SP 1
Winzip 32	Ver 6.3 (902a)	Ver 6.3 (902a)	Ver 8
Adobe Acrobat Reader	Ver 3.02	Ver 3.02	Ver 5
Kronos Timekeeper	Ver 2A.03	Ver 2A.03	Removed
Timbuktu Pro 32	Ver 2.0 Build 622	Ver 2.0 Build 622	Ver 2.0 Build 759
Net G (Skill Vantage Manager)	2.2	2.2	Removed
RES 2000	X	X	X
Citrix Client	1.7	Ver 3.00.329	Ver 3.00.329
Ares	Ver 1.x	1.01	1.01
RI TuneUP	Ver 1.04	Ver 1.04	Ver 2.3.1
C:\winnt\Distribution Media Folder
Mobius / Document Direct	Yes	Yes	Yes
Keyboards	3180 / 8109	3180 / 8109	Removed
Team Builder	Ver 4.6.18	Ver 4.6.18	Removed
PDI	Ver 2.2	Ver 3.00.095	Ver 3.00.095
MS Access 97	Ver xxx	Ver 5.0	Ver 5.0
SMS Pkg/SMSMAN	All Images	Not Installed	Installed
McAfee 4.5 & SP1 SDAT 4155	All Images	Not Installed	Installed
COGNOS	BO Only?	Not Installed	Not Installed
OutLook98	All Images	Not Installed	Installed
Timbuktu Pro 32 Build 759	All Images	Not Installed	Installed
RI TuneUP Ver 2.3.1	Not Installed	Not Installed	Installed
Network Associates Directory	Not Installed	Not Installed	Installed
SQR Viewer	Not Installed	Not Installed	Installed
Winframe Client	Installed	Installed	Installed
Note: Maint Managers also have Mitchell Ultramate & E-Claim	N/A	N/A	N/A

4

Compaq Counter

Software Package	Image 9/99	New CPC Image	Field Server Image 8/2001
Windows NT 4.0 SP4	NT 4.0 SP 5	NT 4.0 SP 5	NT 4.0 SP 5
Microsoft Internet Explorer	Ver 4.01 SP2	Ver 4.01 SP2	Ver 5.5 SP 1
Microsoft Data Access Components (MDAC)	Ver 2.1	Ver 2.1	SR 2B
Microsoft Office 97 Professional	Not Installed	Not Installed	N/A
Microsoft Office 97 Viewers	X	Ver 8	8
Microsoft Outlook 98	8.5.5603.0	Ver 8.5	8.5
Microsoft Media Player	6.00.02.0902	Ver 6.0	6
Microsoft’s FM2Paste.exe (Forms Security Patch)	X	X	N/A
Microsoft’s WD97SP (MS Word Template fix)	Not Installed	Not Installed	N/A
Microsoft Res Kit - Perl	Ver 5.003	Ver 5.003	5.003
Microsoft Res Kit - Windows Scripting Host	X	X	N/A
Hummingbird Host Explorer	Ver 6.02	Ver 6.02	Ver 6.0.2
Host Explorer Patch 17	Yes	Yes	Yes
McAfee Virus Shield	Ver 4.0.25	Ver 4.0.25	McAfee 4.5 SP 1
Winzip 32	Ver 6.3 (902a)	Ver 6.3	Ver 8
Adobe Acrobat Reader	Ver 3.02	Ver 3.02	Ver 5
Kronos Timekeeper	Ver 2A.03	Ver 2A.03	Removed
Timbuktu Pro 32	Ver 2.0 Build 622	Ver 2.0 Build 650	Build 758
Net G (Skill Vantage Manager)	2.2	Ver 2.2	Removed
RES 2000	X	N/A	N/A
Citrix Client		Ver 3.00.329	N/A
Ares		N/A	N/A
RI TuneUP		N/A	N/A
C:\WINNT\Distribution Media Folder
Mobius/Document Direct	Installed	N/A
Cherry Keyboards	3180 / 8109	3180 / 8109	Removed
Team Builder			N/A
PDI			N/A
MS Access 97		N/A	N/A
SMS Pkg/SMSMAN	All Images	Not Installed	Installed
McAfee 4.5 & SP1 SDAT 4155	Not Installed	Not Installed	Installed
COGNOS		N/A	N/A
Outlook 98	All Images	Not Installed	Installed
Tim Buk Tu Pro 32 Build 758	All Images	Not Installed	Installed
WINNT SP5	Not Installed	Installed	Installed
Winframe	Not Installed	Installed	N/A
Internet Eplorer 5.5 SP1	Not Installed	Not Installed	Installed
Network Associates Directory	Not Installed	Not Installed	Installed

5

RES 1

Windows NT 4 Service Pack 3

Outlook 98

IE 4.01 + SP1

Office 97 Viewers

Adobe Acrobat Reader 3.02

WinZip 32 Bit 6.3 (902a)

McAfee Virus Scan (3.14a Engine)

Timbuktu Pro 32-bit (Build 622)

Perl & KiXtart for scripting

Microsoft Windows Sripting Host

C:\1386

HostExplorer 6.02

EasyView

Mosaix

Helpdesk.bat

Res2000 TCP/IP

Compaq Support Software for Windows NT:

Compaq 10/100 TX Network Drivers (SP7111)

Compaq Universal Video Drivers (SP6395)

ATI Rage Video Drivers (SP6890)

Compaq Bus Master IDE (SP6329)

Compaq Insight Manager Desktop Agents V4.20

(DMI) (SP7724)

Compaq Power Management Extentions (SP6538)

Compaq Remote Management Setup (SP5209)

Compaq Remote ROM Flash & Security (SP3537)

6

RES 2

Windows NT 4 Service Pack 3

Outlook 98

Office Pro 97 SR-2

IE 4.01 + SP1

McAfee Virus Scan (3.14a Engine)

Timbuktu Pro 32-bit (Build 622)

WinZip 6.3 (Build 902a) 32bit

Adobe Acrobat Reader 3.02

Perl & KiXtart for scripting

Microsoft Windows Scripting Host

C:\1386

HostExplorer 6.02

EasyView

Mosaix

Helpdesk.bat

Res2000 TCP/IP

Compaq Support Software for Windows NT

Compaq 10/100 TX Network Drivers (SP7111)

Compaq Universal Video Drivers (SP6395)

ATI Rage Video Drivers (SP6890)

Compaq Bus Master IDE (SP6329)

Compaq Insight Manager Desktop Agents V4.2

(DMI) (SP7724)

Compaq Power Management Extentions (SP6538)

Compaq Remote Management Setup (SP5209)

Compaq Remote ROM Flash & Security (SP3537)

7

EXHIBIT B

SERVICE LEVELS AND SERVICE LEVEL CREDITS

PART A	DEFINITIONS
PART B	CRITICAL SERVICE LEVELS AND KEY MEASUREMENTS CALCULATION
PART C	CRITICAL SERVICE LEVELS AND KEY MEASUREMENTS – LEGACY SYSTEM
PART D	CRITICAL SERVICE LEVELS AND KEY MEASUREMENTS – VRS
PART E	CRITICAL SERVICE LEVELS AND KEY MEASUREMENTS – SHARED SYSTEMS
PART F	SERVICE LEVELS AND KEY MEASUREMENTS – TRANSITIONED APPLICATIONS
PART G	SERVICE LEVEL MONITORING TOOLS AND SERVICE LEVEL REPORTING

1

PART A –DEFINITIONS

1.             Certain Definitions

1.1           All capitalized terms used, but not defined, in this Exhibit B are defined and have the same meanings given them in the MSA or other Exhibits.  As used in this Exhibit B:

(a)           “Critical Service Levels” means the Service Levels for the Critical Services listed in Schedule 10.8.

(b)           “Customer Impact Report” means a report delivered by the Help Desk each Business Day, which reports Help Desk call statistics and Severity 1 and Severity 2 activity over the prior 24-hour period.

(c)           “Initial Response Time” means the elapsed time between (i) the moment a Problem ticket is recorded in the problem management and reporting system as being opened by PSC Personnel, and (ii) the earlier of (A) the moment such problem is recorded in the problem management and reporting system as being closed by PSC Personnel, or (B) the moment recorded in the problem management and reporting system that PSC Personnel notified the appropriate support personnel.

(d)           “Key Measurements” means the Service measurements listed herein for any Services other than Critical Services.

(e)           “Prime Hours” with respect to the Critical Services, are set forth in each applicable Critical Service Level table in Parts C, D, E and F hereof.

(f)            “Problem” means any disruption in the availability or capability of a Supported System or a Base Service.

(g)           “Problem Ticket” means the document in electronic or written form that is created by the Help Desk in the Problem tracking system to record a Problem Call to the Help Desk and track the resolution of the Problem.

(h)           “Reference Period” means seven consecutive calendar days beginning 00:00 Sunday and ending on Saturday 23:59 for the Eastern time zone of the United States, unless otherwise specified in this Exhibit.

(i)            “Reliability” means, with respect to a Supported System, the (i) the total number of minutes that such Supported System is available to perform its regular functions during a Reference Period, divided by (ii) the total number of minutes that such Supported System is expected (after excluding Scheduled Maintenance Windows and, if approved by Newco, any Unscheduled Maintenance Windows) to be available to perform its regular functions during such Reference Period, expressed as a percentage.  For example, if a Supported System is available to perform its regular functions for 9450 minutes during a Reference Period, and is expected to be available to perform its regular functions for 9660 minutes (e.g., 1440 minutes per day, less a daily 60 minute Scheduled Maintenance Window) during such Reference Period, the Reliability for the Reference Period is computed as (9450 / 9660) x 100% = 97.83%.

(j)            “Reliability Target” means, with respect to a Supported System, the targeted Reliability.

(k)           “Reporting Period” means four consecutive Reference Periods.

2

(l)            “Resolved” means, with respect to a Problem, that such Problem has been corrected and has been implemented so that work can be resumed.  A Problem may be Resolved prior to the time the related Problem Ticket has been closed.

(m)          “Scheduled Maintenance Day” means each day on which the Parties agree that Perot Systems will perform scheduled maintenance on a Supported System during the Scheduled Maintenance Window.  Unless otherwise agreed by the Parties, there will be one Scheduled Maintenance Day per calendar month for  the Legacy System, two Scheduled Maintenance Days per calendar month for the  VRS System, one Scheduled Maintenance Day per calendar month for the Transitioned Applications and one Scheduled Maintenance Day per calendar month for the Data Network.

(n)           “Scheduled Maintenance Window” means the four consecutive hour period, starting at 02:00, Eastern Time zone, on each Scheduled Maintenance Day.

(o)           “Service Level Credit” means the sum of money Perot Systems agrees to credit Newco’s monthly invoice when a Critical Service Level is not met during the previous Reporting Period, as described in Part B hereof.  Service Level Credits are divided into two categories:

(i)            “Tier 1” are Service Level Credits issued by Perot Systems for a failure to meet a Critical Service Level for the Critical Services listed in Schedule 10.8; and

(ii)           “Tier 2” are Service Level Credits issued by Perot Systems for a failure to meet the Critical Service Levels for the Data Network described in Part F of this Exhibit B.

(p)           “Status Update” means a notation in the problem management and reporting system and a communication with an end user or other interested caller regarding the current status of the Problem Resolution Process with respect to a particular Problem.

(q)           “System Availability” means, with respect to a Supported System, that all material functions of and resources (other than Network and telecommunications resources) relating to such Supported System, including but not limited to all production databases and all application servers (e.g., VRS application servers and support servers (e.g., servers running GDS, Rates Engine or on-line batch reporting), are available to perform their regular functions.

(r)            “Time To Repair” means, with respect to a Problem, the elapsed time between (i) the end of the Initial Response, and (ii) the moment the Problem is Resolved.

(s)           “Transaction Response Time” means, with respect to mutually agreed Applications Software, the elapsed time required by such Applications Software to complete a mutually agreed transaction, as measured by tools used by Newco on the Effective Date.

(t)            “Unscheduled Maintenance Window” means a period other than a Scheduled Maintenance Window during which the Parties agree that Perot Systems will perform maintenance (e.g., minor upgrades) or other activities (e.g., major upgrades) relating to a Supported System or a Supported Network.

3

PART B –SERVICE LEVEL – KEY MEASUREMENT CREDIT CALCULATION

1.             Conditions.

Perot Systems will credit Newco in its monthly invoice for each failure to meet a Critical Service Level or Key Measurement as described herein.  Except as set forth below, Perot Systems will not calculate or provide Service Level Credits for the Key Measurements, but Perot Systems will measure its performance against the Key Measurements.  If Perot Systems fails to meet such Key Measurements during any three consecutive Reporting Periods (except with respect to Key Measurements for the Transitioned Applications set forth Parts F.2 and F.3 during the Transition Period and the Enhancement and Quality Key Measurements set forth in Parts E.3 and E.4, respectively), (i) Perot Systems shall issue a Service Level Credit to Newco of [REDACTED] percent ([REDACTED]%) of the monthly portion of the Annual Services Charge for the Reporting Period in which the failure occurred; and (ii) Perot Systems will propose a performance improvement plan for Newco’s review within 15 days after the end of such period.  If Newco approves such performance improvement plan, Perot Systems will implement such performance improvement plan within 30 days after such approval.

2.             Calculations.

At the beginning of each Reporting Period, if Perot Systems failed to meet the Critical Service Levels during the previous Reporting Period, Perot Systems will provide Service Level Credits to Newco in accordance with the calculation described in Sections 3 and 4 below.

Service Level Credits for failures to meet the applicable Service Levels during non-Prime Hours as listed in the Service Level tables in Parts C, D, E and F hereof will be calculated at [REDACTED] percent ([REDACTED]%) of the final calculation for Service Level Credits for Prime Hours.

3.             Tier 1 Service Level Credits:

(a)           The first instance of failure to meet any Tier 1 Critical Service Level during a Reporting Period shall cause Perot Systems to issue a Service Level Credit to Newco of [REDACTED] percent ([REDACTED]%) of the monthly portion of the Annual Services Charge for the month in which the failure occurred.  For example, Perot Systems misses a Tier 1 Critical Service Level and the monthly portion of the Annual Services Charge is $[REDACTED]; the Service Level Credit would be $[REDACTED] ($[REDACTED] X [REDACTED]).

(b)           Failure to meet the same Tier 1 Critical Service Level in a second consecutive Reporting Period shall cause Perot Systems to issue a Service Level Credit to Newco of [REDACTED] percent ([REDACTED]%) of the monthly portion of the Annual Services Charge for the month in which the failure occurred.

(c)           Failure to meet the same Tier 1 Critical Service Level in a third consecutive Reporting Period shall cause Perot Systems to issue a Service Level Credit to Newco of [REDACTED] percent ([REDACTED]%) of the monthly portion of the Annual Services Charge for the month in which the failure occurred.

4.             Tier 2 Service Level Credits:

(a)           The first instance of failure to meet any Tier 2 Critical Service Level in a Reporting Period shall cause Perot Systems to issue a Service Level Credit to Newco of [REDACTED] percent ([REDACTED]%) of the monthly portion of the Annual Services Charge for the month in which the failure occurred.

(b)           Failure to meet the same Tier 2 Critical Service Level in a second consecutive Reporting Period shall cause Perot Systems to issue a Service Level Credit to Newco of [REDACTED] percent ([REDACTED]%) of the monthly portion of the Annual Services Charge for the month in which the failure occurred.

4

(c)           Failure to meet the same Tier 2 Critical Service Level in a third consecutive Reporting Period shall cause Perot Systems to issue a Service Level Credit to Newco of  [REDACTED] percent ([REDACTED]%) of the monthly portion of the Annual Services Charge for the month in which the failure occurred.

5.             Notes on Critical Service Level Credits

(a)           The opportunity to earn back a Service Level Credit as described in Section 7.3(b) of the MSA is forfeited if Newco elects to terminate the Agreement in accordance with Section 10.4(b) of the MSA.

(b)           In accordance with Section 10.4(a) of the MSA, Newco may terminate the MSA if Perot Systems fails to meet the minimum Service Level for any Critical Service for three consecutive months.

5

PART C – CRITICAL SERVICE LEVELS AND KEY MEASUREMENTS– LEGACY SYSTEM

1.             Legacy System

Perot Systems will measure its performance in accordance with the Critical Service Levels and Key Measurements for the Legacy System set forth in this Part C and report such performance to Newco.

2.             Legacy System – Critical Services

The Legacy System – Critical Services are listed in Schedule 10.8.  Perot Systems will meet or exceed the Service Level for Reliability set forth in table below:

Period	Prime / non-Prime Hours Eastern Time	Service Level for Reliability
Sunday-Saturday	Prime- 0600 – 2000	99.5%
	non-Prime 2000-0600	99%

Scheduled Maintenance Day	Prime- 0600 – 2000	99.5%
	non-Prime 2000-0200	99%
	Maintenance 0200-0600

Reliability for the Legacy System shall be determined for applicable Supported Software and Supported Hardware (excluding Data Network/telecommunications services and equipment) at the server-side boundaries.  A server-side boundary shall be considered internal to the Legacy System application, database and system environment excluding wide area network and desktop environments.

3.             Legacy Systems – Key Measurements

(a) The following Legacy Systems applications are subject to Key Measurements:

Area	Covered Application
Brand-Legacy	Customer Service Support – FRND
Financial-Legacy	Financial System – FIN
Accounts Receivables
Billing
Fleet-Legacy	Fleet Ordering - FPOS
Repair Order System - ROMP
Liability and Claims - RISK

6

(b)           Perot Systems will measure its performance against the Key Measurement – Reliability Target described in the table below for the above listed Legacy Systems applications:

Period	Prime / non-Prime Hours Eastern Time	Reliability Target
Sunday-Saturday	Prime- 0600 – 2000	99.5%
	non-Prime 2000-0600	99%

Scheduled Maintenance Day	Prime- 0600 – 2000	99.5%
	non-Prime 2000-0200	99%
	Maintenance 0200-0600

(c)           For purposes of the above Key Measurements table, Legacy System Reliability shall be determined for applicable Supported Software and Supported Hardware (excluding Data Network/telecommunications services and equipment) at the server-side boundaries.  A server-side boundary shall be considered internal to the Legacy System application, database and system environment excluding wide area network and desktop environments.

7

PART D – CRITICAL SERVICE LEVELS AND KEY MEASUREMENTS – VEHICLE RENTAL SYSTEM (VRS)(1)

1.             VRS System

Perot Systems will measure its performance in accordance with the Critical Service Levels and Key Measurements for the VRS System set forth in this Part D and report such performance to Newco.

2.             VRS System – Critical Services

(a)           The VRS System Critical Services are listed in Schedule 10.8.  Perot Systems will meet or exceed the Service Level for Reliability set forth in table below:

Period	Prime/ non-Prime Hours Central Time	Service Level for Reliability
M-SA	Prime- [REDACTED] – [REDACTED]	[REDACTED]	%
	Extended Prime [REDACTED] – [REDACTED]	[REDACTED]	%
	non-Prime [REDACTED] – [REDACTED]	[REDACTED]	%

SU (2nd and 4th Sunday of each month)	Prime- [REDACTED] – [REDACTED]	[REDACTED]	%
	Extended Prime [REDACTED] – [REDACTED]	[REDACTED]	%
	non-Prime [REDACTED] – [REDACTED] [REDACTED] – [REDACTED]	[REDACTED]	%
	Maintenance [REDACTED] – [REDACTED]	[REDACTED]

SU (1st and 3rd Sunday of each month)	Prime- [REDACTED] – [REDACTED]	[REDACTED]	%
	Extended Prime [REDACTED] – [REDACTED]	[REDACTED]	%
	non-Prime [REDACTED] – [REDACTED] [REDACTED] – [REDACTED]	[REDACTED]	%

(1) With respect to the Odyssey System prior to the commencement date of the Warranty Period, as defined in Section 4.3 of Attachment A-3 of Exhibit A, Perot Systems will measure its performance with the Odyssey System in regards to the Reliability Service Levels set forth in the table in Section 2(a) below and will be subject to the Service Level Credits set forth in Section B of this Exhibit B.

With respect to the VRS during the Warranty Period, Perot Systems will measure its performance with VRS against the Reliability Service Levels set forth in the table in Section 2(a) below and Perot Systems will calculate Service Level Credits for Perot Systems’ failure to meet the Reliability Service Levels for VRS as follows:

(i) For the initial 60 days of the Warranty Period, Perot Systems will be subject to 50% of the Tier 1 Service Level Credits set forth in Part B of this Exhibit B for a failure to meet the Reliability Service Level; and

(ii) For the final 30 days of the Warranty Period, Perot Systems will be subject to 75% of the Tier 1 Service Level Credits set forth in Section B for a failure to meet the Reliability Service Level.

8

Period	Prime/ non-Prime Hours Central Time	Service Level for Reliability
Maintenance [REDACTED] – [REDACTED]

(b)           For purposes of the above table, System Reliability shall be determined at the server-side boundaries.  A server-side boundary shall be considered internal to the application, database and system environment excluding wide area network and desktop environments.

3.             Key Measurement – VRS System - Anticipated Internal System Response Times

Perot Systems will measure its performance against the Anticipated Average Response Time Key Measurement set forth in the table below for the VRS System.  For the purposes of this Key Measurement, “Anticipated Response Time” is defined as the time it takes between the completion of one screen or field movement and the display of a subsequent screen or field movement.  Measurement will be done manually at the applicable workstation.

Transaction	Anticipated Average Response Time (1)	Average Desired Response Time Per Transaction
Voice Reservation Commit (end to end)	</= [REDACTED] Seconds	<[REDACTED] Seconds
Driver Profile Inquiry (end to end) - (3)	</= [REDACTED] Seconds	<[REDACTED] Seconds
Rental Agreement Inquiry (end to end) - (3)	</= [REDACTED] Seconds	<[REDACTED] Seconds
Rental Handheld Check-in (end to end) -	</= [REDACTED] Seconds	<[REDACTED] Seconds
Rate Engine (internal)	</= [REDACTED] Second	<[REDACTED] Seconds
Commit /Print of RA (end to end)	</= [REDACTED] Seconds	<[REDACTED] Seconds
Global Distribution System – 98% of type A	</= [REDACTED] Seconds	<[REDACTED] Seconds
Credit Card Authorization (end to end)	</= [REDACTED] Seconds	<[REDACTED] Seconds

(1)           Inquiry is a simple, single record type retrieval by driver ID or reservation number or RA number.  Complex multiple-record and ad hoc inquiries are excluded.

9

PART E – KEY MEASUREMENTS AND CRITICAL SERVICE LEVELS – SHARED SYSTEMS

1.             Help Desk Services – Key Measurements

(a)    Problem Resolution Matrix

Perot Systems will measure its performance of the Help Desk Services in accordance with the Key Measurements set forth in the Problem Resolution Matrix table below.

Problem Severity	Description	Performance Standard	Measurement Technique	Resolution Target
Severity 1

Any Problem that (A) affects (i) the majority of End Users of the applicable Supported System, (ii) a Critical Service, (B) materially disrupts Newco’s ability to perform its business operations, and (C) has no reasonable workaround.  Severity 1 Problems include:

1. Critical operational reports
2. Performance of critical transactions

Initial Response within five minutes after the Help Desk receives the Problem report, 95% of the time.

Status Updates given every hour until the Problem is Resolved to the first individual who reported the Problem to the Help Desk, unless otherwise agreed by the Parties.

			From Problem Management and Reporting System	80% of Problem Tickets Resolved within four hours

Severity 2

Any Problem that (A) affects (i) the majority of End Users of the applicable Supported System, (ii) a Critical Services, (B) interferes with the proper operation or response of a Supported System, and (C) has a reasonable workaround.

Initial Response within 30 minutes after the Help Desk receives the Problem report, 90% of the time.

Status Update given every three hours until the Problem is Resolved to the first individual who reported the Problem to the Help Desk, unless otherwise agreed to by the parties.

			From Problem Management and Reporting System	80% of tickets Resolved within one Business Day

Severity 3	Any Problem that affects a limited number of End Users of the affected Supported System (e.g., less than approximately 25% of such users) and has a reasonable workaround.

Initial Response (i) within four hours after the Help Desk receives the Problem report, 90% of the time during Peak Hours, or (ii) by the next Business Day, 90% of the time outside Peak Hours.

Status Update given every three Business Days until the Problem is Resolved (or until the Problem ticket is classified as “pending”) to the first individual who reported the Problem to the Help Desk, unless otherwise agreed to by the parties.

			From Problem Management and Reporting System	80% of tickets Resolved within 30 Business Days

10

Problem Severity	Description	Performance Standard	Measurement Technique	Resolution Target
Severity 4	Any other Problem affecting a Supported System that can be mitigated by using a workaround.

Initial Response within one Business Day after the Help Desk receives the Problem report, 90% of the time during Peak Hours.

Status Update given every five Business Days until the Problem is Resolved (or until the Problem ticket is classified as “pending”) to the first individual who reported the Problem to the Help Desk, unless otherwise agreed to by the parties.

			From Problem Management and Reporting System	80% of tickets Resolved within 45 Business Days

11

(b)   Help Desk Responsiveness Matrix

Perot Systems will measure its performance of the Help Desk Services in accordance with the Key Measurements set forth in the Responsiveness Matrix table below.

Service Measurement	Description	Target Service Level	Frequency	Expected Performance	Measurement Technique

Speed to Answer	The time for a user to have a call answered by the Help Desk as measured from the time the caller selects the menu options to the time the call is answered by a Help Desk agent.	[REDACTED] second average	[REDACTED]%	[REDACTED] seconds	ACD Statistics

Abandon Rate

The percentage of callers who hang up after the call is forwarded into the Help Desk agent queue but before speaking with a Help Desk agent regarding a Problem.  Some percentage of callers will hang up during system-wide Problems once they hear the recorded message regarding the anticipated recovery time.  These calls will not be included in the Abandon Rate Service Level statistics.

		[REDACTED]%	[REDACTED]%	[REDACTED]% to [REDACTED]%	ACD Statistics

Newco Customer Impact Report	Production of final Newco Customer Impact Report	7:00 am ET Mon - Fri	[REDACTED]%	7:00 a.m. ET Mon.-Fri.	Posted to IT Online by 7:00 a.m. EST

Calls Resolved with First Contact	The percentage of calls to the Help Desk that are Resolved with no further contact necessary. (1)	[REDACTED]%	[REDACTED]%	[REDACTED]%	Problem Management and Reporting System

Wait Time	The maximum time an individual waits on the phone until a Help Desk agent answers the call, excluding broadcast message time	[REDACTED] min.	[REDACTED]%	[REDACTED] secs.	ACD Statistics – call wait times exceeding 3 minutes

12

Notes on the Help Desk Responsiveness Matrix:

(1)           The phrase “Resolved with no further contact necessary” means a Problem Ticket is opened and closed during the initial contact between the Help Desk agent and the originator of the call.  Calls that must be addressed by a group other than Perot Systems will not be included in the calculation of the percentage of calls Resolved with the first contact.

13

2.             Critical Service Levels – Data Network

Perot Systems will meet or exceed the Critical Service Levels for the Data Network set forth in the table below:

Site	Period	Prime/ non-Prime Hours (Eastern Time Zone)	Reliability Service Level

Redundant Sites identified in Schedule 3.1(c) require (i) dual dedicated carrier circuits and (ii) dual 2600 Cisco routers utilizing HSRP or

(a) an ISDN circuit and (b) an appropriate router interface for dial back-up.

	M-SU (except for Scheduled Network Maintenance Days)	Prime [REDACTED] – [REDACTED]	[REDACTED]	%
		non-Prime [REDACTED] – [REDACTED]	[REDACTED]	%
	Scheduled Network Maintenance Days	Prime [REDACTED] – [REDACTED]	[REDACTED]	%
		non-Prime [REDACTED] – [REDACTED]	[REDACTED]	%

Non-Redundant Sites have none of the above and therefore no Data Network redundancy in the event of a failure.	M-SU (except for Scheduled Network Maintenance Days)	Prime [REDACTED] – [REDACTED]	[REDACTED]	%
		non-Prime [REDACTED] – [REDACTED]	[REDACTED]	%
	Scheduled Network Maintenance Days	Prime [REDACTED] – [REDACTED]	[REDACTED]	%
		non-Prime [REDACTED] – [REDACTED]	[REDACTED]	%

14

3.             Enhancement Requests - Key Measurements

Perot Systems will measure its performance in estimating and delivery of enhancements to Supported Software in accordance with the Key Measurement table set forth below.  For the purposes of this Key Measurement,  “System Enhancement Requests” are those requests that require changes to Supported Software, Supported Hardware or the Data Network.  All Enhancement Requests are subject to the Change Order Process.

Type	Description	Target
Estimation	Provide estimate to Newco	As defined in Exhibit 1.4(a)
Delivery	Final estimated days versus actual days and costs.	<[REDACTED]% variance on level of effort estimates
Delivery	Schedule variance on production delivery target date versus actual delivery date and costs.	<[REDACTED]% variance on PIRs
Delivery	Final estimated costs versus actual costs for additional resources	<[REDACTED]% variance on level of effort estimates

4.             Quality – Key Measurement

Perot Systems will measure its performance in the quality of the delivery of the Services set forth in the Key Measurement table set forth below:

Description	Target

Percent of Problem Resolutions that are implemented correctly the first time	[REDACTED]	%
Percent of Problem Resolutions that are implemented that do not cause other problems	[REDACTED]	%
Percent of User Support Requests that are completed correctly the first time	[REDACTED]	%
Percent of User Support Requests that are completed that do not cause other problems	[REDACTED]	%
Percent of System Enhancements that are completed correctly the first time	[REDACTED]	%
Percent of System Enhancements that are completed that do not cause other problems	[REDACTED]	%

15

PART F – SERVICE LEVELS – TRANSITIONED APPLICATIONS

1.             Transition Period Measurements

(a)           During the Transition Period, Perot Systems will measure Transitioned Application availability levels and transaction response times and create baselines to mutually agree upon Service Levels or Key Measurements for the Transitioned Applications.  Perot Systems will also work with Newco to identify any Transitioned Applications to be designated as Critical Services and upon mutual agreement, will update Schedule 10.8 in accordance with the Change Control Process.

After the Transition Period, Perot Systems will

(i)            update this Exhibit B in accordance with the Change Control Process; and

(ii)           Perot Systems will commence measuring its performance and be subject to Critical Service Level Credits and Key Measurements as agreed to by the Parties.

2.             Reliability – Key Measurements

During the Transition Period, Perot Systems will measure its performance against the Reliability Key Measurements for the Transitioned Applications set forth in the table below.

Application	Reliability Target (2)	Prime Hours (Eastern Time)	Reliability Service Level (1)
Peoplesoft HRMS (Human Resources, Payroll, Base Benefits)	[REDACTED]%	Payroll days [REDACTED] – payroll batch complete	TBD
Peoplesoft HRMS	[REDACTED]%	Monday – Friday Non-payroll days [REDACTED] – [REDACTED]	TBD
PAF Web Application	[REDACTED]%	Monday – Sunday [REDACTED] – [REDACTED]	TBD
Kronos Timekeeper and Krisp	[REDACTED]%	Payroll days [REDACTED] – payroll batch complete	TBD
Kronos Timekeeper and Krisp	[REDACTED]%	Monday – Friday Non-payroll days [REDACTED] – [REDACTED]	TBD
TCS	[REDACTED]%	Monday – Friday [REDACTED] – [REDACTED]	TBD
Peoplesoft Financials (Accounts Receivable, General Ledger, Asset Management, Accounts Payable)	[REDACTED]%	Monday – Friday [REDACTED] – [REDACTED]	TBD
ReportMart-Webscribe	[REDACTED]%	Monday – Friday [REDACTED] – [REDACTED]	TBD
T-Recs	[REDACTED]%	Monday – Friday [REDACTED] – [REDACTED]	TBD
Sungard Treasury	[REDACTED]%	Monday – Friday [REDACTED] – [REDACTED]	TBD
PTMS	[REDACTED]%	Monday – Friday [REDACTED] – [REDACTED]	TBD

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Application	Reliability Target (2)	Prime Hours (Eastern Time)	Reliability Service Level (1)
UPCS	[REDACTED]%	Monday – Friday [REDACTED] – [REDACTED]	TBD
Fleet Database	TBD	TBD	TBD
Community Affairs	[REDACTED]%	Monday – Friday [REDACTED] – [REDACTED]	TBD
Alamo.com (Including TA and TOUR)	[REDACTED]%	Monday – Sunday [REDACTED] – [REDACTED]	TBD
Newco Online	[REDACTED]%	TBD	TBD
Newco Intranet	[REDACTED]%	TBD	TBD
Res2000	[REDACTED]%	TBD	TBD
TA.Alamo.com	TBD	TBD	TBD
TOOR.Alamo.com	TBD	TBD	TBD
PATS and SSRT	[REDACTED]%	TBD	TBD
Nationalcar.com (new development, including ListServ)	[REDACTED]%	TBD	TBD
Team Builder	[REDACTED]%	TBD	TBD
IRMS	[REDACTED]%	TBD	TBD
CIS	[REDACTED]%	TBD	TBD
Performance Monitor	[REDACTED]%	TBD	TBD
Rubicon	TBD	TBD	TBD
Yield Management	[REDACTED]%	TBD	TBD
Mainframe IRMS/PM/Fleet Availability	[REDACTED]%	TBD	TBD
Project X	[REDACTED]%	TBD	TBD
ARES	[REDACTED]%	TBD	TBD
TuneUp	[REDACTED]%	TBD	TBD
ATS	[REDACTED]%	TBD	TBD
Mitchell (E-Claim and Ultramate)	[REDACTED]%	TBD	TBD
Warranty	[REDACTED]%	TBD	TBD
Pyramid (until Pyramid is decommissioned)	[REDACTED]%	TBD	TBD
National Data Warehouse / Data Mart	TBD	TBD	TBD
TOPS Warehouse	TBD	TBD	TBD
JRC	TBD	TBD	TBD

17

Application	Reliability Target (2)	Prime Hours (Eastern Time)	Reliability Service Level (1)
CUSTRPT	TBD	TBD	TBD
Sales Cubes	TBD	TBD	TBD
Advanced Res	TBD	TBD	TBD
PRDP (performance reference database, CBT and PF help functionality)	TBD	TBD	TBD
Accra Imaging	TBD	TBD	TBD
Infotrieve/Pitney Bowes Imaging	TBD	TBD	TBD
Alva Historical Rental History	TBD	TBD	TBD
IT Online	TBD	TBD	TBD
EDS Elite	TBD	TBD	TBD

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3.     Transaction Response Times for Transitioned Applications  - Key Measurement

During the Transition Period, Perot Systems will benchmark the Key Measurements for the response times set forth in the table below.  After the Transition Period, the parties will work in good faith to complete the table with mutually agreed response time Key Measurements and update the table in accordance with the Change Control Process.  Upon such agreement, Perot Systems will measure its performance against the agreed Key Measurements.

System	Transaction	Anticipated Average Response Time	Average Desired Response Time Per Transaction (2)
Peoplesoft HRMS (Human Resources, Payroll, Base Benefits)	TBD	</= n Seconds	<n Seconds
Peoplesoft HRMS	TBD	</= n Seconds	<n Seconds
PAF Web Application	TBD	</= n Seconds	<n Seconds
Kronos Timekeeper and Krisp	TBD	</= n Seconds	<n Seconds
TCS	TBD	</= n Seconds	<n Seconds
Peoplesoft Financials (Accounts Receivable, General Ledger, Asset Management, Accounts Payable)	TBD	</= n Seconds	<n Seconds
ReportMart-Webscribe	TBD	</= n Seconds	<n Seconds
T-Recs	TBD	</= n Seconds	<n Seconds
Sungard Treasury	TBD	</= n Seconds	<n Seconds
PTMS	TBD	</= n Seconds	<n Seconds
UPCS	TBD	</= n Seconds	<n Seconds
Fleet Database	TBD	</= n Seconds	<n Seconds
Community Affairs	TBD	</= n Seconds	<n Seconds
Alamo.com (including TA and TOUR)	TBD	</= n Seconds	<n Seconds
Newco Online	TBD	</= n Seconds	<n Seconds
Newco Intranet	TBD	</= n Seconds	<n Seconds
Res2000	TBD	</= n Seconds	<n Seconds
PATS and SSRT	TBD	</= n Seconds	<n Seconds
Nationalcar.com	TBD	</= n Seconds	<n Seconds
Team Builder	TBD	</= n Seconds	<n Seconds
IRMS	TBD	</= n Seconds	<n Seconds
CIS	TBD	</= n Seconds	<n Seconds
Performance Monitor	TBD	</= n Seconds	<n Seconds
Rubicon	TBD	</= n Seconds	<n Seconds
Yield Management This is part of Legacy	TBD	</= n Seconds	<n Seconds
Mainframe IRMS/PM/Fleet Availability	TBD	</= n Seconds	<n Seconds
Project X	TBD	</= n Seconds	<n Seconds
ARES	TBD	</= n Seconds	<n Seconds
TuneUp	TBD	</= n Seconds	<n Seconds
ATS	TBD	</= n Seconds	<n Seconds
Mitchell (E-Claim and Ultramate)	TBD	</= n Seconds	<n Seconds
Warranty	TBD	</= n Seconds	<n Seconds

19

Pyramid (until Pyramid is decommissioned)	TBD	</= n Seconds	<n Seconds
National Data Warehouse / Data Mart	TBD	</= n Seconds	<n Seconds
TOPS Warehouse	TBD	</= n Seconds	<n Seconds
JRC	TBD	</= n Seconds	<n Seconds
CUSTRPT	TBD	</= n Seconds	<n Seconds
Sales Cubes	TBD	</= n Seconds	<n Seconds
Advanced Res	TBD	</= n Seconds	<n Seconds
PRDP (performance reference database, CBT and PF help functionality)	TBD	</= n Seconds	<n Seconds
Accra Imaging	TBD	</= n Seconds	<n Seconds
Infotrieve/Pitney Bowes Imaging	TBD	</= n Seconds	<n Seconds
Alva Historical Rental History	TBD	</= n Seconds	<n Seconds
IT Online	TBD	</= n Seconds	<n Seconds
EDS Elite	TBD	</= n Seconds	<n Seconds

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PART G – SERVICE LEVEL MONITORING TOOLS AND SERVICE LEVEL REPORTING

(a)   SERVICE LEVEL MONITORING TOOLS

Product Name	Platform	Description
IBM NTTUNEMON 2.1	Mainframe	Network Control Program (NCP) monitoring tool
CA OPS/MVS 4.3.2 / 4.4.1	Mainframe	MVS automation tool used to monitor and act on system events and perform tasks on timely basis
Candle Corporation Omegamon II CICS 500	Mainframe	Omegamon II for CICS is a software performance monitor. It is a realtime monitor and alerts you to response time degradation.
Candle Corporation Omegamon II MVS 500	Mainframe	Omegamon II for MVS is a system performance monitor. It provides realtime information about MVS and system storage constraints.
Candle Corporation Omegaview 300	Mainframe	Omegaview is a graphical user interface monitor with status lights to indicate the status of any monitored product in MVS or CICS.
IBM Netview 3.1	Mainframe	Network management tool and network/Mainframe automation tool used to monitor and act on Network events
Jobtrac	Mainframe	MVS scheduling
LIST	Mainframe	Airline’s IBM/Other Status
LDST	Mainframe	Airline’s Direct Connect Status
LSTA	Mainframe	Airline’s Link Status
IBM NetFinity Director 2.x	IBM	Monitor hardware components of IBM Servers

IBM Tivoli 3.6.2	Unix and NT	Remote system/database/application monitoring tool
CA Autosys 3.4.4	Unix and NT	Remote Job process monitoring tool
HP Measureware C.03.05.00	Unix	HP-UX Server performance monitoring tool
HP Glance Plus C.02.40.00	Unix	HP-UX realtime performance monitoring and diagnostic tool
Compaq Insight Manager 4.x	Compaq	Monitors hardware components Compaq servers
MicroSoft NT Event Log	NT	Operating system error monitoring
Performance Monitor	NT	Server performance monitoring
What’s Up Gold	NT	Network connectivity monitoring
Timbuktu Pro	NT	Remote monitoring
Enterprise Administration Tool	NT	Change user and group rights
HP Openview	Wide Area Network	Monitors network routers.

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(b)   SERVICE LEVEL REPORTING

Type	Frequency	Area	Description
Inventory Management (provided with the tools provided by ANC as of the Effective Date)	Quarterly	Desktop Services	•	Inventory of Supported Hardware and Supported Software, including servers, systems software and workstations by type
Procurement	Monthly	Infrastructure	•	Procurement Pipeline Reports
Contract Baseline Management	Monthly	All	•	List of Project Work Orders and Forecasted Expenditures
Service Level Report	Monthly	All	•	Problem Resolution Targets
			•	Help Desk Responsiveness
			•	Data Network Availability and Reliability
			•	Legacy Systems Availability and Reliability
			•	Odyssey Availability and Reliability
			•	Ancillary Systems Availability and Reliability
			•	Others as agreed to by both parties.
Project Management Office	Monthly	Project Office Reporting	•	List of Prioritized Requests
			•	Project Status Reports
			•	Change Order Status Reports
			•	Resource Utilization Report
Miscellaneous Report	As agreed	Project Office Reporting	•	Proposals, and Financial Analysis
			•	Issues Log
			•	Risk Assessments
			•	Project Plans

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EXHIBIT C

CHARGES

1.	DEFINITIONS	1
1.1	Certain Definitions	1
2.	SERVICE CHARGES	2
2.1	Base Charges	2
2.2	ARCs/RRCs	2
2.3	Service Level Credits	2
2.4	Additional Service Charges	3
2.5	Pass-Through Expenses and Out-of-Pocket Expenses	3
2.6	Other Charges & Adjustments	3
3.	TERMINATION & TERMINATION ASSISTANCE CHARGES	3
3.1	Termination For Convenience	3
3.2	Termination of Additional Services	4
3.3	Termination Assistance	4
4.	OTHER ATTACHMENTS	4

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List of Attachments

Attachment C-1:	Resource Units

Attachment C-2:	Annual Service Charges, Resource Baselines and ARC/RRC Rates

Attachment C-3:	T&M Rates

Attachment C-4:	Pass-Through Expenses and Certain Retained Expenses

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EXHIBIT C

CHARGES

1.             DEFINITIONS

1.1                               Certain Definitions.

All capitalized terms used, but not defined, in this Exhibit C are defined and have the same meanings given them in the MSA or other Exhibits. As used in this Exhibit C:

(a)           “Additional Resource Charges” or “ARCs” means the amount payable by Newco for consuming more Resource Units during a month than the applicable Resource Baselines.

(b)           “Annual Services Charge” means the fixed amount payable by Newco for the Base Services during a Contract Year, prior to any adjustments allowed by the MSA. The Annual Services Charge is set forth in Attachment C-2 for each Contract Year.

(c)           “Applications Support Pools” is defined in Exhibit A.

(d)           “Applications Enhancement Pools” is defined in Exhibit A.

(e)           “ARC Rate” means the amount to be paid by Newco for each Resource Unit above the applicable Resource Baseline that is consumed by Newco during a month. The “ARC Rate” for each Resource Category is set forth in Attachment C-2.

(f)            “Change Order” is defined in Exhibit A.

(g)           “Full Time Equivalent” or “FTE” means a level of effort, excluding vacation and other non-productive time (but including a reasonable amount of overtime), equivalent to that which one person working full time would provide, which equates to 1848 hours per year. One individual’s total effort cannot amount to more than one FTE.

(h)           “Resource Baseline” means the number of Resource Units for the applicable Resource Category that are included within the Annual Services Charge, determined on a monthly basis. The Resource Baseline for each Resource Category is set forth in Attachment C-2.

(i)            “Resource Categories” means any grouping of service delivery resources for which distinct volumes are measured and charging rates or other charging mechanisms apply. Resource Categories may be added from time to time by agreement of the Parties, and appropriate adjustments will be made to the existing or new Resource Baselines, as applicable.

(j)            “Resource Reduction Credits” or “RRCs” means the amount creditable to Newco for consuming fewer Resource Units during a month than the applicable Resource Baselines.

(k)           “Resource Unit” for any Resource Category means the unit of chargeable resource utilization for such Resource Category. The Resource Units for the Resource Categories are listed and defined in Attachment C-1.

(l)            “RRC Rate” means the amount to be credited to Newco for each Resource Unit below the applicable Resource Baseline that is not consumed by Newco during a month. The “RRC Rate” for each Resource Category is set forth in Attachment C-2.

(m)          “T&M Rates” means the time and materials rates for PSC Personnel set forth in Attachment C-3.

(n)           “Variable Charges” means ARCs, RRCs, Service Level Credits, charges for Additional Services, Pass-Through Expenses and Out-of-Pocket Expenses.

(o)           “Workstation” means a personal computer (desktop or laptop), together with its attached devices (e.g., monitors, keyboards, drives, docking stations, directly-connected printers, Network-connected printers, and hand-held computing devices) being utilized by (i) a Newco employee (permanent or temporary) or (ii) other Newco Personnel who regularly provide services at Newco Facilities.

2.                                      SERVICE CHARGES

This Article 2 describes the methods used (i) to compute Perot Systems’ monthly charges for the Services and (ii) measuring and tracking the use of resources under the MSA.

2.1                               Base Charges.

Perot Systems shall invoice Newco as provided in Section 7.8(a) of the MSA for one-twelfth of the Annual Services Charge for the Base Services to be performed during each calendar month of the Term, which amount shall be prorated for partial calendar months.

2.2                               ARCs/RRCs.

(a)                                  For each Resource Category in which the number of Resource Units consumed during a calendar month exceeded the applicable Resource Baseline (or the maximum noted for a Resource Baseline that is represented by a range), Perot Systems shall invoice Newco as provided in Section 7.8(a) of the MSA for an ARC in the amount equal to the product of (i) the applicable ARC Rate multiplied by (ii) the number of Resource Units consumed for such Resource Category during such calendar month minus the Resource Baseline (or the maximum noted for a Resource Baseline that is represented by a range) for such Resource Category.

(b)                                 For each Resource Category in which the number of Resource Units consumed during a calendar month was less than the applicable Resource Baseline (or the minimum noted for a Resource Baseline that is represented by a range), Perot Systems shall credit Newco as provided in Section 7.3 of the MSA with a RRC in the amount equal to the product of (i) the applicable RRC Rate multiplied by (ii) the Resource Baseline (or the minimum noted for a Resource Baseline that is represented by a range) for such Resource Category minus the number of Resource Units consumed for such Resource Category during such calendar month.

(c)                                  Where a Resource Baseline is provided for a Resource Category but no ARC Rate or RRC Rate is provided, such Resource Baseline is solely for the convenience of the Parties and shall not be used for purposes of adjusting charges under the MSA.

2.3                               Service Level Credits.

(a)                                  For each Service Level that Perot Systems fails to meet during a calendar month, Perot Systems shall credit Newco as provided in Section 7.3 and Exhibit B of the MSA for the applicable Service Level Credit.

(b)                                 For each Service Level that Perot Systems has exceeded for three consecutive calendar months, Perot Systems shall invoice Newco as provided in Section 7.3 of the MSA for an amount equal to the Service Level Credit, if any, credited to Newco with respect to such Service Level during the calendar month preceding the first month of such three-consecutive month period.

2.4                               Additional Service Charges.

For any Additional Services provided by Perot Systems during a calendar month, Perot Systems shall invoice Newco as provided in the applicable Change Order. Unless otherwise agreed in a Change Order, Perot Systems will provide Additional Services on a time and materials basis at the T&M Rates.

2.5                               Pass-Through Expenses and Out-of-Pocket Expenses.

Perot Systems shall invoice Newco as provided in Section 7.3 of the MSA for [REDACTED] of any Pass-Through Expenses and Out-of-Pocket Expenses paid by Perot Systems during a calendar month.

2.6                               Other Charges & Adjustments.

If (i) any new Supported Third Party Applications Software that requires material support resources is placed into production during a calendar month, or (ii) any Supported Third Party Applications Software that required material support resources is removed from production during a calendar month, the Parties, through the Change Control Process, shall make an appropriate adjustment to the Annual Services Charge to reflect, among other costs or expenses reasonably anticipated to be incurred or avoided by Perot Systems, appropriate changes to the Application Support Pool Resource Baseline and the Application Enhancement Pool Resource Baseline.

3.                                      TERMINATION & TERMINATION ASSISTANCE CHARGES

3.1                               Termination For Convenience.

If Newco terminates the MSA pursuant to Section 10.7 of the MSA, Newco shall pay to Perot Systems on or before the effective date of such termination the applicable Termination for Convenience Charge set forth in Table C-1 below for the Contract Year in which such effective date occurs.

Table C-1: Termination for Convenience Charges

	Contract Year 5		Contract Year 6		Contract Year 7		Contract Year 8		Contract Year 9		Contract Year 10
Termination Charge	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]

Note: The charges set forth above are in U.S. dollars.

3.2                               Termination of Additional Services.

Newco may, at any time, terminate any Additional Service without payment of a termination charge, unless the Parties establish a Termination for Convenience Charge with respect thereto in the applicable Change Order.

3.3                               Termination Assistance.

Perot Systems shall provide Termination Assistance in accordance with the terms (including payment terms) of Section 10.9 of the MSA.

4.                                      OTHER ATTACHMENTS

A general description of certain Pass-Through Expenses anticipated by the Parties to be incurred by Perot Systems, and certain Retained Expenses identified by the Parties is included in Attachment C-4 for the convenience of the Parties.

ATTACHMENT C-1

RESOURCE UNITS

1.                                      HELP DESK SERVICES

1.1                               Help Desk Calls.

Resource usage for this Resource Category will be established by determining the total number of calls to the Help Desk during a calendar month. [REDACTED] calls equal one Resource Unit (provided that the first call to the Help Desk in excess of the Resource Baseline shall result in an ARC.

2.                                      DATA CENTER SERVICES

2.1                               Database Size.

Resource usage for this Resource Category will be measured as the peak size of the VRS Database in terabytes during a calendar month.

2.2                               CPU.

Resource usage for this Resource Category will be measured as the average sustained peak consumption of CPU capacity utilized to support the Services during a calendar month.

2.3                               Memory.

Resource usage for this Resource Category will be measured as the number of memory gigabytes utilized to support the Services during a calendar month.

2.4                               Transaction Volumes.

Resource usage for this Resource Category will be the number of monthly or average number of daily transactions for each transaction type during a calendar month.

2.4.1 Call Center Daily Reservations

Call Center Daily Reservations refers to the number of reservations booked during a day via the voice reservations channel, and is determined through the VRS RESF1310 report

2.4.2 GDS Daily Reservations

GDS Daily Reservations refers to the number of consummated bookings during a particular day by travel agents sending VRS an “end transact” to commit the reservation in the VRS database, whether it is generated from an availability request or a direct sell, and is determined by viewing the VRS GDS stats screen on-line or the associated daily report.

2.4.3 GDS Daily Messages

GDS Daily Messages refers to the number of messages received during a particular day through GDS, and is determined by viewing the VRS GDS stats screen only or the associated daily report.

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2.4.4 GDS Daily rate update volumes

GDS Daily rate update volumes refers to the number of summarized messages sent to GDS vendors, and is determined by viewing the VRS GDS stats screen only or the associated daily report.

2.4.5 Daily Sessions

Daily Sessions refers to number of connections to the nationalcar.com Internet address, and is determined by a daily SQL query of the VRS www summary table.

2.4.6 Rental Ops Rental Agreements

Rental Ops Rental Agreements per month refers to the number of rental returns during a month, and is determined by a monthly SQL query.

2.4.7 Billing Invoices

Billing Invoices per month refers to the number of billings by Newco in connection with rental agreements, either an original invoice or a credit/replacement invoice, and is determined by a monthly SQL query.

2.4.8 WWW Daily Reservations

WWW Daily Reservations refers to the number of daily reservations booked through the Alamo and National websites, and is determined by the daily production reports delivered to Newco.

2.5                               Records.

Resource usage for this Resource Category will be measured as the peak number of each record type maintained during a calendar month.

2.5.1 CPM Driver Profiles

CPM Driver Profiles refers to the number of database records that identify core driver information, and is determined through a monthly SQL query of the VRS DVRS table.

2.5.2 CPM Emerald Club Profiles

CPM Emerald Club Profiles refers to the number of drivers who are members of National’s loyalty program, and is determined through a monthly SQL query of the VRS LOY Profile table.

2.5.3 CPM Products

CPM Products refers to the number of rental packages offered by Newco, and is determined through a monthly SQL query of the VRS Prod_Intsts table.

2.5.4 CPM Rates

CPM Rates refers to the number of rates offered by Newco, and is determined through a monthly SQL query of the VRS Rates_Header table.

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2.5.5 CPM Contracts

CPM Contracts refers to the number of vehicle rental contracts in effect between Newco and its customers, and is determined through a monthly SQL query of the VRS CONS table.

2.5.6 Fleet Ops Number of Vehicles

Fleet Ops Number of Vehicles refers to the number of active vehicles managed using the VRS, and is determined by the daily Rental Fleet Activity Summary report.

2.5.7 Rental Ops Number of Locations

Rental Ops Number of Locations refers to the number of stations defined in the VRS Station Details table, and is determined by the monthly station count reports delivered to Newco.

2.5.8 Billing Business Accounts

Billing Business Accounts refers to the number of Scheduled Bill Accounts, Travel Agencies, Tour Operators, Airlines, Licensees, Forced Charge Accounts and other entities that do business with Newco, and is determined by a monthly SQL query.

3.                                      CORE APPLICATIONS SERVICES

3.1                               Application Support Pools.

Resource usage in this Resource Category will be measured based on the number of FTEs provided by Perot Systems to perform Core Application Services during a calendar month, adjusted as authorized by Newco pursuant to Change Orders. One FTE assigned to the Application Support Pool equals one Resource Unit. This Resource Baseline for applications support will be increased (via ARCs) based on workload and by mutual agreement between Perot Systems and Newco.

3.2                               Application Enhancement Pools.

Resource usage in this Resource Category will be measured based on the number of FTEs authorized by Newco to be provided by Perot Systems to perform Core Application Services during a calendar month. One FTE assigned to the Applications Enhancement Pool equals one Resource Unit. There are no RRCs with respect to reductions in Resource usage below the applicable Resource Baseline. This Resource Baseline for applications support will be increased (via ARCs) based on workload and by mutual agreement between Perot Systems and Newco.

4.                                      DESKTOP SERVICES.

The Resource usage for this Resource Category will be established by adding together the Resource Units computed below for On-Site Workstations and Remote Workstations.

On-Site Workstations

The Resource usage for this Resource Category will be established by determining the total number of On-Site Workstations to be supported at each of the following Newco locations:  (i) Plaza/Blue Lake Reservations Center; (ii) Minneapolis, Minnesota; (iii) Toronto, Ontario, Canada, (iv) Goose Creek Reservations Center; and (v) Salt Lake Reservations Center. Resource usage for this Resource Category will be determined at the end of each calendar month. Three hundred fifty Workstations to be supported equal one Resource Unit. ARCs and RRCs with respect to this Resource Category are based on an increase

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or decrease of one Desktop Support FTE for each increase or decrease of Resource Units used at a single location.

Remote Workstations

The Resource usage for this Resource Category will be established by determining the total number of Remote Workstations to be supported at each of the remote Newco locations as defined in Schedule Resource usage for this Resource Category will be determined at the end of each calendar month. One Thousand Remote Workstations to be supported equal one Resource Unit.

5.                                      LAN, WAN AND REMOTE NETWORK MONITORING SERVICES

Resource usage in this category will be measured as the aggregate number of active Routers. A “Router” means a computer system connected to the Network that stores and forwards data packets between LANs and WANs. Twenty (20) Routers/Switches in service on the last day of the calendar month equals one Resource Unit.

6.                                      DISASTER RECOVERY SERVICES

There are no Resource Units, Resource Baselines, ARCs or RRCs with respect to Disaster Recover Services.

7.                                      SECURITY SERVICES

There are [REDACTED] Resource Units, Resource Baselines, ARCs or RRCs with respect to Security Services.

8.                                      ADJUSTMENT PROCESS

8.1                               Adjustment Process.

A minimum Resource Baseline and a maximum Resource Baseline for each Resource Category described in Section 2.1 through 2.5 above is set forth in Attachment C-2.

(a)                                  If during any calendar month the maximum resource usage for any of such Resource Categories exceeds the Maximum Resource Baseline established for such Resource Category in Table C-2-1 for [REDACTED] consecutive peak measurement periods on a particular Supported System, then Perot Systems shall prepare and present to Newco an infrastructure capacity management recommendation that sets forth (i) the actions that Perot Systems could take to reduce usage of the applicable Resource Category on the applicable Supported System and the effects, if any, such actions may have on the Services and Service Levels, and (ii) the ARC that Newco would incur to increase the applicable Resource Baseline. Within 10 business days after receiving Perot Systems’ recommendation, Newco shall provide written instructions to Perot Systems to reduce usage of the applicable resource or to increase the applicable Resource Category. Perot Systems will carry out such instructions promptly and diligently and, the Charges will be adjusted as described in the infrastructure capacity management recommendation.

(b)                                 If during any calendar month the minimum resource usage for any of such Resource Categories falls below the minimum Resource Baseline established for such Resource Category in Table C-2-1 for [REDACTED] consecutive peak measurement periods on a particular Supported System, then Perot Systems shall prepare and present to Newco an infrastructure capacity management recommendation that sets forth (i) the actions, if any, that Perot Systems could take to reduce the applicable Resource Baseline on the applicable Supported System and the effects, if any, such actions will have on the

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Services and Service Levels, and (ii) the RRC that Newco would receive if such actions were taken. Within 10 business days after receiving Perot Systems’ recommendation, Newco shall provide written instructions to Perot Systems to reduce or leave unchanged the applicable Resource Baseline. Perot Systems will carry out such instructions promptly and diligently and, the Charges will be adjusted as described in the infrastructure capacity management recommendation.

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ATTACHMENT C-2

ANNUAL SERVICE CHARGES,
RESOURCE BASELINES AND ARC/RRC RATES

1.             ANNUAL SERVICE CHARGES

	Contract Year 1		Contract Year 2	Contract Year 3	Contract Year 4	Contract Year 5
Applications Maintenance	$ [REDACTED]		$ [REDACTED]	$ [REDACTED]	$ [REDACTED]	$ [REDACTED]
Infrastructure	[REDACTED]		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Contract Management	[REDACTED]		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
BASE SERVICES	$ [REDACTED]	(1)	$ [REDACTED]	$ [REDACTED]	$ [REDACTED]	$ [REDACTED]

	Contract Year 6		Contract Year 7	Contract Year 8	Contract Year 9	Contract Year 10
Applications Maintenance	$ [REDACTED]		$ [REDACTED]	$ [REDACTED]	$ [REDACTED]	$ [REDACTED]
Infrastructure	[REDACTED]		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Contract Management	[REDACTED]		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
BASE SERVICES	$ [REDACTED]		$ [REDACTED]	$ [REDACTED]	$ [REDACTED]	$ [REDACTED]

Notes:

(1) Perot Systems charges for the first month of contract year 1 will be equal to (i) one-twelfth of this amount, plus (ii) $[REDACTED] perot systems charges for the remaining months of contract year 1 will be one-twelfth of this amount.

C2-1

2.             RESOURCE BASELINES AND ARC/RRC RATES

	Resource Unit (Monthly)	Resource Baseline	ARC / RRC Rate (Monthly, US$)
Help Desk Services	Help Desk Calls	[REDACTED] (Note 1)	$[REDACTED]
Data Center Services
Book-it / Call Center	Call Center Daily Reservations	Table C-2-1	Note 2
Book-it / GDS	GDS Daily Reservations	Table C-2-1	Note 2
Book-it / GDS	GDS Daily Messages	Table C-2-1	Note 2
Book-it / GDS	GDS Daily Rate Update Volume	Table C-2-1	Note 2
Book-it / CPM	Driver Profiles	Table C-2-1	Note 2
Book-it / CPM	Emerald Club Profiles	Table C-2-1	Note 2
Book-it / CPM	Products	Table C-2-1	Note 2
Book-it / CPM	Rates	Table C-2-1	Note 2
Book-it / CPM	Contracts	Table C-2-1	Note 2
Book-it / WWW	WWW Daily Reservations	Table C-2-1	Note 2
Book-it / WWW	WWW Daily Sessions	Table C-2-1	Note 2
Rent-it / Fleet Ops	Number of Vehicles	Table C-2-1	Note 2
Rent-it / Rental Ops	Number of Locations	Table C-2-1	Note 2
Rent-it / Rental Ops	Rental Agreements per mo	Table C-2-1	Note 2

Bill-it / Billing	Invoices per month	Table C-2-1	Note 2
Bill-it / Business Accounts	Business Accounts	Table C-2-1	Note 2
Infrastructure / Database	Size of Database	Table C-2-2	Note 2
Infrastructure / End users	# of Concurrent Users	Table C-2-2	Note 2
Infrastructure / System	CPU and Memory	Table C-2-2	Note 2
Core Applications Services
Production Support Pool
VRS / Odyssey System	FTEs	[REDACTED]	Varies by Resource
Legacy System (until decommissioned)	FTEs	[REDACTED]	Varies by Resource
Ancillary Systems
Revenue Management	FTEs	[REDACTED]	Varies by Resource
Financial Management	FTEs	[REDACTED]	Varies by Resource
Fleet Operations	FTEs	[REDACTED]	Varies by Resource
DW / Reporting	FTEs	[REDACTED]	Varies by Resource
Quality Assurance	FTEs	[REDACTED]	Varies by Resource

C2-2

Applications Enhancement Pool
VRS / Odyssey System	FTEs	[REDACTED]	Varies by Resource

Ancillary Systems	FTEs
Revenue Management	FTEs	[REDACTED]	Varies by Resource
Financial Management	FTEs	[REDACTED]	Varies by Resource
Fleet Operations	FTEs	[REDACTED]	Varies by Resource
DW / Reporting	FTEs	[REDACTED]	Varies by Resource
Quality Assurance	FTEs	[REDACTED]	Varies by Resource
Desktop Services
On-Site/Remote Workstations	Workstations	[REDACTED] (Note 3)	$[REDACTED]
LAN/WAN & Remote Network Monitoring Services	Routers/Switches	[REDACTED]	$[REDACTED]
Disaster Recovery Services	Not applicable	N/A	N/A
Security Services	Not applicable	N/A	N/A

Notes:

1. During the mutually agreed 60-day period surrounding the VRS System rollout, the Resource Baseline for this Resource Unit will be increased by a mutually agreed number of Resource Units without additional charge.

2. Sections 2.4 and 2.5 of Attachment C-1 describes the process for establishing adjustments to the charges for this Resource Category.

3. No ARCs will be applied until the number of Resource Units exceeds 21.5 (i.e., 7,525 Workstations), and no RRCs will be applied until the number of Resource Units is less than 19.07 (i.e., 6,675 Workstations). In addition, no RRCs will apply if, as a reasonable result of such RRC, the number of Desktop Support FTEs supporting a particular Supported Location would be less than one Desktop Support FTE per operating shift at such Supported Location.

C2-3

TABLE C-2-1

BUSINESS TRANSACTION RESOURCE UNITS

Functional Area	Sub- System	Resource Unit	National	Alamo	Minimum Resource Baseline	Maximum Resource Baseline
Book-it	Call Center	Daily Reservations	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

	GDS	Daily Reservations	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
		Daily Messages	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
		Daily Rate Update Volumes	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

	CPM	Driver Profiles	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
		Emerald Club Profiles	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
		Products	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
		Rates	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
		Contracts	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

	www	Daily Reservations	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
		Daily Sessions	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
(estimated)
Rent-it	Fleet Ops	Number of Vehicles	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

	Rental Ops	Number of Locations	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
		Rental Agreements per month	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Bill-it	Billing	Invoices per month	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
		Business Accounts	[REDACTED]	TBD	TBD	TBD

C2-4

TABLE C-2-2

SYSTEM RESOURCE UNITS

Functional Area	Sub-System	Resource Unit	Value		Minimum Resource Baseline		Maximum Resource Baseline
Infrastructure	Database	Terrabytes	[REDACTED]	TB	[REDACTED]	TB	[REDACTED]	TB
	Concurrent Users	Number	[REDACTED]		[REDACTED]		[REDACTED]
	System/Machine	CPU—sustained peak consumption	> [REDACTED]	%	> [REDACTED]	%	> [REDACTED]	%
	System/Machine	Memory—sustained peak consumption	> [REDACTED]	%	> [REDACTED]	%	> [REDACTED]	%

C2-5

ATTACHMENT C-3

T&M RATES

1.             INTRODUCTION

This Attachment C-3 sets forth Perot Systems’ T&M Rates for commonly used resources.

2.             SCHEDULE OF PEROT SYSTEMS T&M RATES

Position Profiles (underlined) Job Roles/Skill Sets(1)	Commercial Daily Rate(2), (3)		Pre-Planned Daily Rate(2), (4)		One Month Commitment Rate(2), (5)		Three Month Commitment Rate(2), (6)		Six Month Commitment Rate(2), (7)
Administrative Assistant	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]
Financial Analyst	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]
Help Desk Agent	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]
Support Center Analyst	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]
Sr. SE Developer	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]
Midlevel SE Developer	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]
SE Developer	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]
Desktop Support Analyst	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]
NT Server / Exchange System Administrator	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]
Procurement Analyst	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]
Data Security Analyst	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]
Project Manager	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]
Database Administrator	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]
UNIX System Administrator	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]
Network Engineering Analyst	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]
Network Support Analyst	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]
Network Operations Analyst	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]
Mainframe Production Control Analyst	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]
Mainframe Storage Management Analyst	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]
MVS & Program Product Support Analyst	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]
MVS Operations Analyst	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]
Print Operations	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]
Business Continuity Analyst	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]
Tivoli Automation Support	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]
Capacity Planning Analyst	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]
Tape Operations	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]
Interactive Systems Analyst	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]
Network Software Analyst	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]	$	[REDACTED]

C3-1

Notes:

(1)          Perot Systems warrants that the rates set forth in the foregoing table, as well as the rates for other position profiles and skill sets (which are available on request) are [REDACTED].

(2)          All rates exclude travel, lodging, and other out-of-pocket expenses, which shall be paid by Newco in addition to such rates, subject to Newco’s prior approval.

(3)          The “Commercial Daily Rate” applies to un-planned engagements that have no minimum purchase commitment for the individual resource.

(4)          The “Daily Commitment Rate” applies to pre-planned engagements that have no minimum purchase commitment for the individual resource.

(5)          The “One Month Commitment Rate” is a monthly rate that applies to engagements having a minimum purchase commitment of one month for the individual resource. The rate will be pro-rated for partial months provided that the minimum purchase requirement is satisfied.

(6)          The “Three Month Commitment Rate” is a monthly rate that applies to engagements having a minimum purchase commitment of three months for the individual resource. The rate will be pro-rated for partial months provided that the minimum purchase requirement is satisfied.

(7)          The “Six Month Commitment Rate” is a monthly rate that applies to engagements having a minimum purchase commitment of six months for the individual resource. The rate will be pro-rated for partial months provided that the minimum purchase requirement is satisfied.

C3-2

ATTACHMENT C-4

NEWCO RETAINED EXPENSES

1.             INTRODUCTION

This Attachment C-4 sets forth a general description of (i) the types of Pass-Through Expenses anticipated by the Parties to be incurred by Perot Systems, and (ii) certain Retained Expenses identified by the Parties is included in Attachment C-4 for the convenience of the Parties.

2.             PASS-THROUGH EXPENSES

The following types of Pass-Through Expenses are anticipated by the Parties to be incurred by Perot Systems in connection with the Base Services:

(a)                                  Paper, toner, and other consumable supplies and materials, including magnetic and optical media used for backup and archival purposes or otherwise consumed by PSC Personnel while providing the Services at Newco’s facilities;

(b)                                 Postage, courier and shipping fees and related insurance costs;

(c)                                  Off-site storage costs and expenses, including deliveries to and from off-site storage facilities;

(d)                                 Costs and expenses, including reasonable travel and lodging expenses for PSC Personnel, associated with activating Newco’s Disaster Recovery Plan;

(e)                                  Costs and expenses, including reasonable travel and lodging expenses for PSC Personnel (and, where appropriate, their families), associated with activating Newco’s Business Continuity Plan;

(f)                                    Retained Expenses paid by Perot Systems on behalf of Newco;

(g)                                 Export license fees, import duties and similar government levies and related third party expenses associated with providing the Services (except such amounts incurred solely as a result of Perot Systems’ subcontracting any portion of the Services);

(h)                                 Third party costs and expenses associated with SAS 70 and any similar audits; and

(i)                                     Costs and expenses associated with new and replacement routers / switches.

3.             CERTAIN RETAINED EXPENSES

In addition to other costs and expenses relating to the Services identified in the MSA as being retained by Newco, Newco will retain the following specific costs and expenses:

(a)                                  Costs and expenses associated with Newco’s Chief Information Officer and any other Newco staff positions;

(b)                                 Costs and expenses associated with the office, data center (including the Fort Lauderdale data center, if any) and other space and facilities provided by Newco to Perot Systems and PSC Personnel;

C4-1

(c)                                  Costs and expenses associated with Newco’s disaster recovery hotsite (e.g., the Sungard agreement);

(d)                                 Costs and expenses associated with the decommissioning, shutdown and relocation of the Fort Lauderdale data center and other facilities;

(e)                                  Voice, data and other telecommunications expenses;

(f)                                    Costs and expenses associated with the licensing or purchase of new Third Party Application Software, including any related costs for new or upgraded Hardware; and

(g)                                 License, transfer and access fees due to Third Party Vendors in connection with Retained Managed Contracts and Required Consents.

C4-2

EXHIBIT D

FORM

OF

PARTIAL TERMINATION AND ASSIGNMENT AGREEMENT

among

PEROT SYSTEMS CORPORATION,

ANC RENTAL CORPORATION,

ANC INFORMATION TECHNOLOGY, L.P.,

NATIONAL CAR RENTAL SYSTEM, INC.,

ALAMO RENT-A-CAR L.L.C.,

and

VANGUARD CAR RENTAL USA INC.

PARTIAL TERMINATION AND ASSIGNMENT AGREEMENT

This Partial Termination and Assignment Agreement (the “Termination Agreement”) is entered into as of July 11, 2003 (the “Agreement Date”), by and among ANC Rental Corporation, a Delaware corporation having its principal place of business at 200 South Andrews Avenue, Ft. Lauderdale, Florida 33001 and Debtor-in-Possession in case number 01-11200 (MFW), pending in the United States Bankruptcy Court for the District of Delaware (“ANC Rental”), ANC Information Technology, L.P. (“ANC”), a Delaware limited partnership having its principal place of business at 200 South Andrews Avenue, Ft. Lauderdale, Florida, 33301, National Car Rental System, Inc. (“National”), a Delaware corporation having a principal place of business at 200 South Andrews Avenue, Ft. Lauderdale, Florida 33001, Alamo Rent-A-Car, L.L.C., a Delaware limited liability company having its principal place of business at 200 South Andrews Avenue, Ft. Lauderdale, Florida 33001 (“Alamo”), Vanguard Car Rental USA Inc., a Delaware corporation having a principal place of business at 200 South Andrews Avenue, Ft. Lauderdale, Florida 33001 (“Newco”), and Perot Systems Corporation (“Perot Systems”), a Delaware corporation having its principal place of business at 2300 West Plano Parkway, Plano, Texas 75075.

Recitals

Whereas, Newco has entered into an Asset Purchase Agreement, dated as of June 12, 2003, as amended, with ANC Rental and certain subsidiaries of ANC Rental, including but not limited to National, Alamo, and ANC (ANC Rental, National, Alamo, ANC and other such subsidiaries are collectively referred to as “Debtors”), pursuant to which Newco will acquire (the “Acquisition”) certain assets and assume certain liabilities of Debtors relating to their ownership and operation of car rental businesses and licensing of the right to operate car rental businesses in the airport leisure and business travel rental markets mainly throughout the United States, Canada and Europe;

Whereas, Perot Systems and National entered into a Services Agreement, dated as of September 30, 1997 (the “National Agreement”), pursuant to which Perot Systems (i) developed derivative works of, and additions and enhancements to, GreenWay 1.0 (as such term is defined in the National Agreement) (collectively, the “GreenWay Modifications”); (ii) sublicensed to National the use of GreenWay 1.0 and licensed to National the use of the GreenWay Modifications (collectively, the “GreenWay License and Sublicense”); and (iii) operated GreenWay 1.0 and the GreenWay Modifications for National; and a Termination Agreement dated September 30, 2000 (the “National Termination Agreement”) pursuant to which the National Agreement was terminated except as otherwise provided in the National Termination Agreement;

1

Whereas, Perot Systems and Alamo entered into an Outsourcing Agreement, dated as of December 7, 1998 (the “Alamo Agreement”), pursuant to which Perot Systems provided certain application support services and data center operations services to Alamo in support of Alamo’s legacy systems, and a Termination Agreement dated September 30, 2000 (the “Alamo Termination Agreement”) pursuant to which the Alamo Agreement was terminated except as otherwise provided in the Alamo Termination Agreement;

Whereas, Perot Systems and ANC entered into that certain Master Agreement as of September 30, 2000 (the “Master Agreement”), that certain Work Order #1 entered into effective as of September 30, 2000 (“WO#1”), that certain Work Order #2 entered into effective as of September 30, 2000 (“WO#2”), and that certain Work Order #3 entered into effective as of September 30, 2000 (“WO#3”; the Master Agreement, WO#1, WO#2 and WO#3 are collectively referred to as the “ANC Agreement”), pursuant to which Perot Systems has been providing information technology services, including application support and data center operations services, to ANC;

Whereas, pursuant to WO#1, Perot Systems developed certain derivative works of, and additions and enhancements to, Odyssey (as defined in the ANC Agreement) and Greenway 1.0 (collectively, the “Odyssey/GreenWay Modifications”), and the GreenWay License and Sublicense was extended to include the Odyssey/Greenway Modifications;

Whereas, Perot Systems and ANC desire to terminate the ANC Agreement with respect to the provision of services effective as of the date and time the Acquisition is consummated (the “Effective Date”), subject to certain exceptions as set forth below; and

Whereas, the parties desire for the sublicense to National of GreenWay 1.0 and Odyssey, and the license to National of the GreenWay Modifications and the Odyssey/GreenWay Modifications, the whole as expressed in the GreenWay License and Sublicense as extended pursuant to WO#1 (collectively, the GreenWay/Odyssey License”), to survive the termination of the ANC Agreement and continue in accordance with the terms set forth in this Termination Agreement.

Now, therefore, the parties agree as follows:

1.                                       Definitions. Except as otherwise defined in this Termination Agreement, capitalized terms shall have the meanings ascribed thereto in the ANC Agreement.

2.                                       Release of Liability. In exchange for the mutual promises and other consideration set forth herein, each Debtor, on behalf of itself and its past, present and future officers, directors, stockholders, attorneys, agents, representatives, employees, subsidiaries, affiliates (including but not limited to ANC, ANC Rental, National and Alamo), predecessors, successors in interest and assigns, and anyone else who may claim by or through such Debtor, hereby fully releases, relinquishes and forever discharges and holds harmless Perot Systems and its past, present and future officers, directors, stockholders, attorneys, agents, representatives, employees, subcontractors, subsidiaries, affiliates, predecessors, successors in interest and assigns, from any and all past, present or future claims, demands, obligations, actions, causes of action, liabilities, debts, suits, liens, damages, costs, losses and expenses of any kind and character, whether in law or in equity, in tort or in contract, whether now known, suspected, claimed, asserted or unasserted, contingent or fixed, arising prior to the Effective Date, which are based on or arise under the ANC Agreement (“Preexisting ANC Claims”). ANC further covenants that it will not initiate or assist, the furtherance of any litigation, arbitration, administrative or any other type of legal proceeding, regarding any Preexisting ANC

2

Claim. This release expressly includes any avoidance cause of action under 11 U.S.C. Section 550.

3.                                       Termination of ANC Agreement. Except as specifically set forth in this Section 3, the ANC Agreement and all of the rights and obligations of ANC and Perot Systems thereunder are hereby terminated on, and shall be of no further force and effect after, the Effective Date; provided, however that, notwithstanding Section 3 of this Termination Agreement and Section 13.11 of the ANC Agreement, the GreenWay/Odyssey License, and all other rights and obligations of ANC, National and Perot Systems set forth in Sections 6.1(a), (b), (c) and (e) of the National Agreement, and Sections 6.1, 6.2 and 6.3 of WO#1, and only such provisions, shall survive and continue in full force and effect.

4.                                       Assignment of Rights under GreenWay/Odyssey License. ANC and National hereby assign to Newco, and Perot Systems hereby consents to the assignment to Newco of, all rights of ANC and National under the GreenWay/Odyssey License including, without limitation, the perpetual, non-exclusive, non-transferable, fully-paid license and sublicense (as applicable) to copy, use perform, distribute and make Derivative Works of GreenWay 1.0, Odyssey, the GreenWay Modifications and the GreenWay/Odyssey Modifications.

5.                                       Payment. On the Effective Date, ANC shall pay Perot Systems, all amounts payable under the ANC Agreement with respect to goods and services provided between May 1, 2003 through the Effective Date.

6.                                       Certain Terms. The following provisions are hereby incorporated into this Termination Agreement by reference (a) Article 12.0 of the ANC Agreement, and (b) Sections 10.1 through 10.7, 13.2, 13.4, 13.5, and 13.8 of the ANC Agreement.

7.                                       Perot Systems’ Claims. Perot Systems reserves the right to assert any general, unsecured claims that Perot Systems or its Affiliates may have against the Debtors under the ANC Agreement under Sections 502(a) and (b) of the Bankruptcy Code (or, to the extent that such claims are deemed to be arising from the Debtors’ rejection of the ANC Agreement, Section 502(g) of the Bankruptcy Code); provided, however, that Perot Systems hereby agrees that any such claims will be asserted only as general unsecured claims and not as an administrative expense priority claim or any other type of priority claim in the Debtors’ bankruptcy cases, except that any claim for amounts payable by ANC under the ANC Agreement for services provided between the date the Debtors filed their bankruptcy cases and the Effective Date shall be asserted by Perot Systems, and treated by the Debtors, as an administrative expense priority claim.

3

The parties have executed this Termination Agreement on the Agreement Date through their duly appointed and authorized representatives.

ANC Information Technology, L.P.		Perot Systems Corporation

By:	ANC Information Technology, Inc.
its General Partner

By:		By:

Name:		Name:

Title:		Title:

ANC Rental Corporation		Alamo Rent-A-Car L.L.C.

By:		By:

Name:		Name:

Title:		Title:

National Car Rental System, Inc.		Vanguard Car Rental USA Inc.

By:		By:

Name:		Name:

Title:		Title:

4

EXHIBIT E

FORM OF CUSTOMER SATISFACTION SURVEY

.

CUSTOMER SATISFACTION SURVEY

FOR

VANGUARD CAR RENTAL USA INC.

How would you rate Perot Systems on each one of the following aspects of performance?

Rating Criteria

1-Unacceptable	2-Poor	3-So-So	4-Good	5-Excellent	6-NA

Perot Systems Account Leadership Team
Demonstrating a clear sense of direction
Portraying a sense of urgency
Taking action when issues are defined
Creating an atmosphere of mutual trust and respect

Customer Focus
Understanding issues impacting Vanguard Car Rental USA Inc.
Providing effective solutions
Responding in a timely manner to requests
Delivering services on time, as agreed upon
Performing effective project planning
Operating as business partners
Providing value-added services

Communication
Keeping Vanguard Car Rental USA Inc. informed of critical issues
Listening to what Vanguard Car Rental USA Inc. says
Maintaining effective two-way communication

Staffing/People
Providing the expected level of functional expertise
Matching the “right” skill sets to the “right” job
Doing what we say we’re going to do
Doing more than is expected
Working as a team with Vanguard Car Rental USA Inc.

5

GLOBAL QUESTIONS

1.              Overall, how satisfied are you with the performance of Perot Systems?

Very Dissatisfied ☐	Somewhat Dissatisfied ☐	Somewhat Satisfied	Very Satisfied ☐	Extremely Satisfied ☐

2.              How likely would you be to recommend Perot Systems to a colleague?

Definitely Would Not Recommend ☐	Probably Would Not Recommend ☐	Might or Might Not Recommend ☐	Probably Would Recommend ☐	Definitely Would Recommend ☐

3.              How likely are you to do additional business with Perot Systems in the future?

Definitely Would Not Do Business ☐	Probably Would Not Do Business ☐	Might or Might Not Do Business ☐	Probably Would Do Business ☐	Definitely Would Do Business ☐

ADDITIONAL QUESTIONS

What one thing did we do well in this relationship?

What one thing would you most like to see us improve?

6

What do you believe our competitors do better than our company?

Any additional comments or concerns not covered in this survey?

Please return this survey to:

Perot Systems Corporation

ATTN: xxxxxxxxx

7

EXHIBIT F

CHANGE CONTROL PROCESS

1.	Introduction
2.	Definitions
3.	Change Control Governance
4.	Change Control Process
4.1	Change Initiation Request
4.2	Rough Order of Magnitude Estimate
4.3	Change Order
4.4	Implementation of Change Orders
4.5	Changes to Change Orders
4.6	Other Perot Systems Obligations
5.	Testing and Acceptance of Deliverables
5.1	Test Plan
5.2	Acceptance Testing
5.3	Acceptance Criteria
5.4	Newco’s Responsibilities for Testing of Deliverables
6.	Closure of Change Orders
7.	Payment
Attachment F-1

1

1.                                      INTRODUCTION

The Parties will follow the procedures set forth in this Exhibit F to the MSA, to initiate, control, revise and close out Changes.

2.                                      DEFINITIONS

“Acceptance Criteria” is defined in Section 5.3 of this Attachment.

“Acceptance Testing” is defined in Section 5.2 of this Attachment.

“Additional Services Hours” is defined as the number of hours of Additional Services, if any, provided by Perot Systems under a Change Order.

“Change Initiation Request” or “CIR” is defined as the document to be completed by Newco and provided to Perot Systems to initiate a Change through the Change Control Process described herein.

“Deliverables” is defined as those items described in a Change Order to be delivered to Newco.

“IT Steering Committee” is defined in Section 3.

“Labor Hours” is defined as the number of hours provided by the Applications Enhancement Pool or the Application Support Pool under a Change Order.

“Rough Order of Magnitude Estimate” or “ROM” is defined in Section 4.2 of this Attachment.

3.                                      CHANGE CONTROL GOVERNANCE

Each party shall appoint two representatives to a governing body (the “IT Steering Committee”), which shall meet at least once a week until the completion of the VRS Project, and thereafter on a schedule to be agreed, for the purpose of: (i) reviewing progress and performance of each party under the MSA and any Change Orders; and (ii) reviewing any disputes among the Parties that are related to Change Orders or otherwise directed to be resolved by the Change Control Process under the MSA.

2

4.                                      CHANGE CONTROL PROCESS

4.1                               Change Initiation Request

Unless otherwise agreed, all requests for Changes by Newco shall be communicated in writing or in email by Newco’s Account Manager or designee to Perot Systems Account Manager or designee via a CIR. The Parties will follow the process described in this Section 4 to initiate a Change.

4.2                               Rough Order of Magnitude Estimate

Unless otherwise agreed, Perot Systems shall provide Newco with a rough order of magnitude estimate (“Rough Order of Magnitude Estimate” or “ROM”) for each CIR submitted to Perot Systems within seven business days of receipt of the CIR, provided that for complex CIRs that Perot Systems initially determines will require more than 1000 Labor Hours or if Newco has submitted more than 10 CIRs in any calendar month, the time period shall be extended if reasonably necessary to a mutually agreed period. In responding to CIRs, Perot Systems shall give due consideration to Newco’s prioritization of the CIRs under review. Each ROM shall include:

(i)                                                 the estimated Labor Hours to complete the Change;

(ii)                                              any Additional Services resources required and the estimated Additional Service Hours and related charges for such resources;

(iii)                                           estimated Pass-Through Expenses related to the Change;

(iv)                                          any additional hardware, software or network charges;

(v)                                             the known impact of the Change on other approved and scheduled Changes;

(vi)                                          the estimated Labor Hours, estimated Additional Services Hours (and related Perot System’s charges), estimated charges, expenses and infrastructure costs, and estimated Pass-Through Expenses for completion of final requirements for the Change Order; and

(vii)                                       the estimated charges and expenses for completion of the Change.

After submittal of the ROM to Newco, Newco shall use reasonable efforts to promptly notify Perot Systems of the approval or disapproval of the ROM. Approval of the ROM may be in written or electronic form. Unless otherwise agreed by the Parties, no further action is required for a ROM that has been rejected by Newco, subject to Newco’s right to revise and resubmit any rejected CIR.

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4.3                               Change Order

Upon approval of each ROM for projects other than Major Projects by Newco and unless otherwise agreed, Perot Systems shall complete and deliver a Change Order, in the form of Attachment F-1 hereto. Pricing of Change Orders will reflect the mutually agreed upon desires of both parties. Accordingly, Change Orders may be fixed in price, time and materials based, cost-plus based or based upon such other economic arrangement as the parties agree. Unless otherwise agreed, charges, if any, for Additional Services under a Change Order will be on a time and materials basis and will be based upon the appropriate Additional Services Rates referenced in Exhibit C of the MSA.

For Major Projects, each Change Order must include at least the following information:

(i)                Project Managers

This section will identify Newco’s and Perot Systems’ respective Project Managers including name, address, telephone number, pager number, and fax number.

(ii)               Purpose and Scope of Work

This section will provide a summary of the overall purpose of the Change Order and define the scope of work to be performed.

(iii)              Assumptions and Dependencies

This section will describe any key assumptions or dependencies upon which the Change Order was based or is dependent upon for successful completion, or both.

(iv)              Definitions

This section will define any terms specific to the Change Order.

(v)               Perot Systems Responsibilities

This section will describe the responsibilities that Perot Systems is required to perform in order to complete the Change Order.

(vi)              Newco Responsibilities

This section will describe the responsibilities that Newco is required to perform in order to complete the Change Order.

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(vii)             Required Equipment and Materials

This section will list all required equipment and materials including, hardware, software and services, that Newco or Perot Systems must provide in order to facilitate completion of the Change Order, including, without limitation, identification of any pre-existing software components (e.g., code libraries), tools to be used and Perot Systems’ assumption regarding the provision of such required equipment and materials.

(viii)            Deliverables

This section will provide a description of any items to be delivered by Perot Systems under the Change Order, including, without limitation, (a) any project management reports that will be provided; (b) the applicable testing plan and acceptance criteria for the deliverables, if any; and (c) ownership of any intellectual property, if any, created under the Change Order.

(ix)               Estimated Schedule

This section will provide the project plan consisting of an estimated schedule for completion of the Change Order, including milestones, dependencies among milestones (i.e., predecessors), and the project’s critical path and hours to achieve milestones and other required resources for activities to be performed by Perot Systems.

(x)                Completion Criteria

This section will state the criteria that Perot Systems must meet in order to satisfy its obligations under the Change Order.

(xi)               Charges

This section will specify the applicable charges, if any, for the Change Order (for example, included within the Annual Services Charge or performed for additional charges on a fixed price or time and materials basis).

(xii)              Total Cost

This section will contain the estimate of Newco’s Total Cost for the Change Order (“Total Cost”). The Total Cost estimate shall include (i) Perot Systems’ charges and expenses; (ii) the cost of additional Perot Systems-managed infrastructure (e.g., hardware, software and services) to be provided by Perot Systems; and (iii) the specifications for additional Perot

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Systems-managed infrastructure (e.g., hardware, software and network services) to be provided by a third party.

(xiii)             Additional or Unique Terms and Service Levels and Credits

This section will identify terms and conditions, if any, in addition to or different from the terms and conditions of the MSA.

Upon completion, Perot Systems will submit the completed Change Order to the Change Control Board for approval. The Change Control Board will evaluate the Change Order and will within 60 days approve or reject such Change Order. If after 60 days either party has not signed the proposed Change Order, then the proposed Change Order will be closed without action unless otherwise mutually approved by the Parties. Unless otherwise agreed, the estimates provided by Perot Systems in the Change Order are valid for 60 days after the date of the applicable document. If Newco has not approved the document within such 60 day time period, Perot Systems reserves the right to revise the estimates.

4.4                               Implementation of Change Orders

Upon execution of a Change Order by Newco, Perot Systems shall perform the services under the Change Order consistent with terms of the Change Order, including, without limitation, adhering to the schedule included in the Change Order and the estimated Labor Hours in the Change Order and the estimated costs and expenses of the Change covered by the Change Order.

All Change Orders will become obligations of the respective parties only through the execution of a Change Order signed by the Account Managers or designees of each of the respective parties. The Change Control Board will prioritize such newly approved Change Orders in conjunction with other outstanding Change Orders. The Change Control Board will discuss such prioritization in light of available resources and implementation schedules and shall reach a mutual decision regarding the feasible priority of such Change Order in the workload queue.

After approval or rejection of a Change Order, the Change Control Board will take action to inform affected parties of the approved or rejected status of the Change Order. If a Change Order is rejected, the Change Control Board will communicate the rationale for the rejection.

Perot Systems shall select the method by which each Change agreed to in a Change Order (excluding Changes to the MSA, Exhibits and Schedules themselves, e.g. contractual-type changes) is implemented using its reasonable discretion. Perot Systems will consult with Newco regarding Changes agreed to in a Change Order relative to Newco’s preferences

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regarding the implementation of such Change, if any, and shall, to the extent reasonably practicable incorporate such preferences in its implementation of the applicable Change.

If, during performance of a Change Order, Perot Systems determines that the charges or Total Cost is likely to exceed the estimate set forth in the Change Order by greater than 10%, then Perot Systems shall promptly suspend work and notify the Newco Project Manager. The Project Managers shall then meet to discuss the reasons for the cost overruns and potential solutions. If the Project Managers do not agree on a solution, then either Project Manager may submit the issue to the Change Control Board for resolution. Further work on such Change Order may be re-started only by the written agreement of Newco and Perot Systems. If work is not re-started and completed, then any payment for such Change shall be the same as for a terminated Change Order.

It is acknowledged by both parties that Change Orders may be for updating purposes only (as compared to Changes which might be contractual or economic modifications) such as those that might be used to keep current the MSA, Exhibits and Schedules. As such each Change Order must be agreed upon on its own merits and be evaluated in light of the entirety of Change that may result from such Change Order.

4.5                               Changes to Change Orders

Either Party may request changes to the scope or requirements of Change Orders at any time by agreement of the Parties. Such requests may be in written or electronic form. As soon as reasonably practical after receipt of the request, Perot Systems will revise the Change Order and obtain Newco’s approval and re-prioritization of the Services affected by the change. Upon Newco’s approval, Perot Systems will commence providing the Services in accordance with the approved changes. In the event that changes are not approved by Newco, Perot Systems shall continue performing the Services specified in the Change Order (including any previously agreed upon changes).

4.6                               Other Perot Systems Obligations

Within 90 days of the Effective Date, Perot Systems shall establish procedures to enable tracking of ongoing scope changes for Change Orders, and provide a basis for auditing changes.

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5.                                      TESTING AND ACCEPTANCE OF DELIVERABLES

Unless otherwise mutually agreed, Perot Systems and Newco shall test Deliverables provided under each Change Order as defined below:

5.1                               Test Plan

For each Deliverable identified in an applicable Change Order, Perot Systems shall develop a test plan (“Test Plan”) with assistance from Newco. Upon Newco’s approval of the Test Plan it shall become part of the Change Order documentation and Perot Systems shall test the Deliverable(s) in accordance with the Test Plan. Such testing will include unit and function (development) testing, system integration and regression testing (quality assurance) utilizing a set of mutually developed, object test cases or criteria, all as described in the Test Plan. Perot Systems shall assist Newco in performing Newco’s own testing and end user-related testing, subject to the terms of the applicable Change Order. Perot Systems’ responsibilities for testing of Deliverables with respect to each Test Plan shall include:

(i)                         provide specific written documentation on testing as requested by Newco, which may include comparison reports, explanations of test results, and reports of what went into tests and actual test results;

(ii)                      establish and maintain test baselines (e.g., scripts, databases) and update such test baselines as appropriate;

(iii)                   perform support and maintenance activities as agreed (e.g. data refresh) of all test regions and environments;

(iv)                  perform data refresh if needed after each major release of Supported Software;

(v)                     provide Newco access to all test systems;

(vi)                  develop recommendations for Newco about possible alterations to the testing environment which Newco can pursue as potential Enhancement/New Development including risks, high level costs;

(vii)               perform Supported Software assurance reviews with Newco for major Supported System and sub-system releases; and

(viii)            test Supported Software after implementation (e.g. check-out) and provide proper back-out procedures. If implementations of Supported Software occur after business hours, Perot Systems shall provide after hours on-site support as necessary.

(ix)                    respond to and correct Supported System outages and address End User impact as a result of the implementation of a Change Order;

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(x)                       facilitate daily release status call and coordinate go/no-go decisions for implementation of releases for Supported Software;

(xi)                    facilitate post-implementation status call on the morning of the implementation of a release of Supported Software; and

(xii)                 provide software demo for each release of Supported Software and coordinate with Newco.

5.2                               Acceptance Testing

Upon completion of testing under a Test Plan, Perot Systems shall deliver to Newco the input and output test results, in a mutually agreed format, which shall include matrices of how it tested each Deliverable and other requirements as set forth in the Test Plan (collectively, “Acceptance Testing”). The Acceptance Testing process shall include an audit trail capability for tracking and correcting problems and specify the time period to perform Acceptance Testing as specified in the mutually agreed planned release schedule or the Change Order, whichever is applicable. If Perot Systems believes a Deliverable conforms to its applicable Acceptance Criteria, Perot Systems will notify Newco that such Deliverable is ready for Newco’s review and approval. Newco will promptly review such Deliverable and promptly notify Perot Systems of any non-conformance it observes with reasonable supporting detail. Any non-conformance will be addressed as described below. Subject to the terms of the applicable Change Order, Perot Systems will assist Newco in conducting its own acceptance tests.

5.3                               Acceptance Criteria

As applicable for each Deliverable in a Change Order, Perot Systems shall demonstrate to Newco that the Deliverable, has materially conformed to the following (collectively, “Acceptance Criteria”):

(i)                         the Deliverable has been fully and properly installed or completed in accordance as set forth in the Change Order;

(ii)                      the Deliverable meets the specified functional, technical and End User requirements set forth in the Change Order, the functional requirements document or the analysis and design documents, as applicable;

(iii)                   the Deliverable operates in conformity with applicable documentation; and

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(iv)                  the Deliverable complies with specified levels of performance, if any, set forth in the Change Order.

A Deliverable is deemed “Accepted” when Perot Systems demonstrates to the reasonable satisfaction of Newco that the Deliverable materially conforms to the applicable Acceptance Criteria and to the mutually agreed, objective acceptance tests set forth in the Test Plan. Newco shall promptly notify Perot Systems of its acceptance or rejection of each Deliverable. In the event that Newco rejects a Deliverable, Newco will provide Perot Systems with a written explanation for its rejection and Perot Systems shall promptly correct such Deliverable.

5.4                               Newco’s Responsibilities for Testing of Deliverables

Newco shall provide or perform the following in order to facilitate Perot Systems’ testing of Deliverables:

(i)        review and approved each Test Plan;

(ii)                      review test results;

(iii)                   provide user test time required;

(iv)                  participate in software demos;

(v)                     review release reporting;

(vi)                  provide detailed reason for any rejection of a Test Plan or test result review to Perot Systems;

(vii)               participate in daily release calls with Perot Systems during release testing;

(viii)            participate in the implementation status call with Perot Systems; and

(ix)                    provide input to go/no-go decision on implementation.

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6.                                      CLOSURE OF CHANGE ORDERS

A Change Order shall be deemed closed when any one of the following events occurs:

(i)                         The Parties agree that Perot Systems has completed the Core Application Services and the Deliverables materially meet Acceptance Criteria, both as set forth in the Change Order.

(ii)                      Termination or expiration of the MSA, subject to the terms of the MSA with respect to Termination Assistance Services.

(iii)                   Newco terminates the Change Order.

(iv)                  Newco terminates the Change Order; provided, however, that Newco shall be financially responsible for Perot Systems’ actual documented and reasonable expenses related to the displacement of assets and/or PSC Personnel (provided that expenses related to displacement of PSC personnel shall not include expenses related to displacement of personnel within the Application Enhancement Pool or Application Support Pool) due to Newco’s termination of the Change Order prior to its expiration date (i.e., wind down costs).

7.                                      PAYMENT

With respect to Changes accepted by Newco, Newco shall pay Perot Systems for such Changes in accordance with the applicable Change Order. With respect to Change Orders terminated by Newco, any disputes regarding payment or deliverables with respect to a terminated Change Order will be subject to the dispute resolution process set forth in Article 15 of the MSA.

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ATTACHMENT F-1

Form of Change Order

Change Order No.

Perot Systems Corporation (“Perot Systems”) and Vanguard Car Rental USA Inc. (“Newco”) hereby enter into this Change Order No.              under the Master Information Technology Services Agreement between such parties, effective as of                                                    (the “MSA”), on the following terms. This Change Order incorporates all terms and conditions of the Agreement, except where otherwise expressly provided. To the extent that there is any conflict between the terms of this Change Order and the MSA, the terms of this Change Order shall prevail. Unless otherwise specifically provided, capitalized terms will have the meanings set forth in the MSA.

1.                                      Term. This Change Order will commence on                                                            (the “Change Order Effective Date”) and will continue until                                               , unless earlier terminated in accordance with the MSA. Subject to agreement on rates and services, this Change Order may be extended upon mutual written agreement of the parties.

2.                                      Perot Systems Responsibilities. Perot Systems will provide the resources described in Section 4 and will, to the extent possible with the resources provided during the term of this Change Order, work on the activities described below:

[INSERT A DETAILED DESCRIPTION OF THE SERVICES THAT WILL BE PERFORMED.]

4.                                      Newco Responsibilities. In addition to its obligations in the MSA, Newco will provide or perform the following to allow Perot Systems  to perform its obligations hereunder:

[INSERT A DETAILED DESCRIPTION OF ALL NEWCO OBLIGATIONS UPON WHICH PEROT SYSTEMS’ PERFORMANCE WILL DEPEND.]

5.                                      Resources and Payments.

5.1                               Pool Resources. During the term of this Change Order, Perot Systems will utilize the following Pool resources to perform the Services described in Section 2:

Resource Type	Estimated Duration	Application Enhancement or Support Pool

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5.2                               Additional Services Resources. During the term of this Change Order, Perot Systems will provide the following Additional Services resources to perform the Services described in Section 2 at the T&M Rates set forth in Attachment C-3 to Exhibit C-3 of the MSA:

Job Roles/Skill Sets	Estimated Duration	Daily or Monthly Rate

5.3                               Out of Pocket Expenses. Newco will reimburse Perot Systems for the following out-of-pocket expenses:

Out-of-pocket Expense	Estimated Total

5.4                               Hardware, Software, Licenses and Third Party Services. Newco will pay Perot Systems for the hardware, licenses to software, and third party services provided under this Change Order as set forth below.

Item	Quantity	(a) Unit Price	(b) Estimated Total

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6.             Other Terms.

[FOR MAJOR PROJECTS, INSERT THE INFORMATION REQUIRED UNDER EXHIBIT F, INCLUDING THE PROJECT MANAGERS, PURPOSE AND SCOPE OF WORK, DEFINITIONS, REQUIRED MATERIALS, ESTIMATED SCHEDULE, COMPLETION CRITERIA, CHARGES, TOTAL COST AND ANY ADDITIONAL OR UNIQUE TERMS AND SERVICE LEVELS AND CREDITS.]

Except as described herein, all other terms and conditions of the MSA remain unchanged.

AGREED:

VANGUARD CAR RENTAL USA INC.	PEROT SYSTEMS CORPORATION

By:	By:

Name:	Name:

Date:	Date:

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SCHEDULE 2.4(b)

NEWCO RETAINED FUNCTIONS

•                  Office of the Chief Information Officer will be retained by Newco along with the responsibilities described below:

•                  Newco’s Chief Information Officer (CIO) will have the following retained functions:

•                  Serves as Newco’s primary point of contact for managing the day to day relationship with Perot Systems;

•                  Works with Perot Systems Account Manager to ensure Newco requirements are disclosed to Perot Systems; and

•                  Provides reasonably requested business information necessary for the preparation of the Annual Technology Plans.

•                  Infrastructure Director

•                  Aligns with Perot Systems infrastructure manager as Newco representative and provides support to Perot Systems as required to address any Newco related issues;

•                  Reviews reports provided by Perot Systems detailing Perot Systems’ performance against the Service Levels; and

•                  Provides any necessary information for Perot Systems to ensure required maintenance & lease agreements are in place for required systems software and hardware.

•                  Applications Director

•                  Acts as Newco’s representative and provides information to Perot as required for Perot’s Systems to address any Newco related issues;

•                  Reviews reports provided by Perot Systems detailing Service Level performance relative to Core Application Services; and

•                  Provides any necessary information for Perot Systems to ensure required Managed Contracts are in place for required third party software licenses and maintenance.

NOTE:            Newco Personnel performing the foregoing functions may carry different job titles from those described above, and the duties of Newco Personnel may diverge or overlap such that any one or more Newco Personnel may be responsible for performing any of the foregoing functions.

•                  Except for the support provided by Perot Systems for the Reservation bridges from European Supported Affiliates to Odyssey/Legacy Systems, all information technology services and support for international Supported Affiliates of Newco.

SCHEDULE 2.4(c)

EXCLUSIVE SERVICES AND SOFTWARE

1.                                       Legacy System

2.                                       VRS Modifications (other than the Maintenance Modifications)

3.                                       Developed Software (other than the Maintenance Modifications)

Schedule 3.1 c

Supported Affiliates and Franchises/Licensees

Part A – Supported Affiliates

SUPPORTED AFFILIATES

International Automotive Group Insurance Company, Ltd.
ARG Funding Corp.
ARG Funding Corp. II
National Car Rental (Canada) Inc.
National Car Rental System (Canada) Inc.
NT Limited Partnership
National Car Rental Financing Corporation
National Car Rental Financing Limited Partnership
Car Temps Financing LP
Car Temps Financing, LLC
Alamo Financing, LP
Alamo Financing, LLC
Alamo Rent-A-Car (Canada) Inc.
Republic Industries Automotive Rental Group (Switzerland) AG
Republic Industries Automotive Rental Group (Belgium) Inc.
ANC Rental Corporation (Holdings) Limited
ANC Rental Corporation (Group) PLC
ANC Rental Corporation Limited
Provincial Assessors, Ltd.
ANC Rental Corporation (Properties) Limited
ANC Rental Corporation (Franchising) Limited
ANC Marketing Services Middle East Ltd.
ANC Rental Corporation (UK) Limited
Provincial Securities, Ltd.
Ganymed 196 GmbH
Ganymed 197 GmbH
ANC Autovermietung GmbH & Co. KG
ANC Rental Pension Scheme Trustees Ltd.
Republic Industries Automtoive Rental Group (Holland) BV
ANC Rental Corporation (Insurances) Limited
Diplema 272 Limited
Diplema 274 Limited
National Car Rental Hawaii

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Part B – Franchisees/Licensees

LICENSEES - U.S.

ACME CAR RENTALS, INC.
AIRPORT EQUIPMENT RENTALS, INC.
ALASKA SALES & SERVICES, INC.
ARELCO, INC.
ATLANTIC LEASING, LTD (will be re-licensed once eff.- inactive)
B & J AUTO RENTALS, INC.
BARKER CAR RENTAL COMPANY
BDD ENTERPRISES, LLC
BEMIDJI AVIATION SERVICES, INC.
BERT ADAMS LEASE-RENTALS, INC.
BREK RENTALS, INC.
BRIGHTWELL MOTORS, INC.
BROWN INVESTMENTS, INC.
BSI RENTALS, INC.
CAPE COD AUTO RENTALS, INC.
CORNHUSKER RENT-A-CAR, INC.
CORPAT, INC.
CRABB’S CAR RENTAL, INC.
CURRY L & R CORP.
DAN DEERY MOTOR CO. INC.
DENISE MCNULTY & ASSOCIATES, INC.
DES MOINES SERVICE CORP.
DESARNO ENTERPRISES, INC.
DRIVEN, INC.
DUFFY INTERNATIONAL CORPORATION
EATMAN LEASING, INC. DBA EATMAN RENTALS
F.M.K. ENTERPRISES, INC.
FIRST HOLIDAY TOUR & TRAVEL, INC.
FITZCO, INC.
JIM DUNWORTH, INC.
JMN, INC.
JOHN W. MILLER, JR. CO., INC.
JONES MOTORCARS, INC.
KAR ENTERPRISES, INC.
KEWEENAW PARK TRANSPORT COMPANY
LAMB CAR RENTAL, INC.
LAREDO CAR RENTALS, INC.
LEIGHTON LEASING, INC.
LEWIS GENE WARNER
MGM RENTAL, LLC
MIDWEST CAR CORPORATION
MINNEHAHA LEASING, INC.
NATIONAL CAR RENTAL, ARIZONA, INC.
NATIONAL CAR RENTALS OF CORPUS CHRISTI, INC.

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NEHLS RENTAL & LEASING CO.
NORTHEAST RENT-A-CAR & LEASING CORP.
NORTHEAST TRANSPORTATION, LTD.
PENNSYLVANIA LEASING CORP.
QUANTUM, INC.
R. J. II ENTERPRISES, LLC
RAH CORPORATION
RICK JACOBSEN
RTJ INVESTMENTS, INC.
RUHE MOTOR CORP.
RYDELL AUTO CENTER, INC.
SHEPARD CHEVROLET, INC.
SHERER’S CAR RENTAL, INC.
SHERIDAN MOTORS, INC.
SMOKY MOUNTAIN RENTALS, INC.
SUNSET MOTORS, INC
T & M AUTO LEASING INC.
T.B.M LEASING, INC.
TCM HERITAGE INC.
TOWER MOTORS OF BRAINERD, INC.
TREADS, INC.
TRIM RENTAL AND LEASING, INC.
UNIVERSAL ACCEPTANCE CORPORATION
V. A. RENTING & LEASING, INC.
WATERFORD SYSTEMS, INC.
WB RENTALS, LLC
WILLIAM B. HART
WILSON BROS. LEASING CO., INC.

LICENSEES - CANADA

056527 N.B. LTEE. - TRACADIE-SHEILA
1006336 ONTARIO INC
1109701 ONTARIO LIMITED
1117608 ONTARIO INC
1392612 ONTARIO INC
1425149 ONTARIO INC.
1534362 ONTARIO INC
3105-3143 QUEBEC INC
486728 BRITISH COLUMBIA LTD
514939 ONTARIO LIMITED
516941 ONTARIO LIMITED
656290 ONTARIO LIMITED
695835 ONTARIO LTD.
847846 ALBERTA LTD
854006 ONTARIO LIMITED
90456 CANADA LTEE
9033-9979 QUEBEC INC. (LOCATION D’AUTOS M.C.R)

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9102-3465 QUEBEC INC
9120-5823 QUEBEC INC.
988707 ONTARIO LTD.
ABCAT INC
ADVANTAGE LEASING & RENTALS
ALPINE AUTO RENTALS LIMITED
AMP ENTERPRISES
ANDREW MURRAY MOTORS LIMITED
ARTHAVEN INVESTMENTS LTD.
AUTOMOBILES JOLIBOURG INC
BANCROFT MOTORS LTD
C. GIGNAC AUTOMOBILES INC.
CANADA EAST TOURS LTD
CHIBOUGAMAU AUTOMOBILE INC
CLEARWAY RENTALS INC.
CURRY MOTORS LIMITED
DOWNTOWN PONTIAC BUICK GMC
EASTVIEW CHEVROLET OLDSMOBILE PONTIAC BUICK GMC LTD.
ECONOMY LEASING LTD
GESTION PORLIER LIMITEE
GINWAL ENTERPRISES LTD.
GORRUD LIMITED
GREY MOTORS PONTIAC BUICK GMC LTD
HALT HOLDINGS LTD
IVEY AVIATION LTD
J CLARK & SON LIMITED
LAKE LOUISE INVESTMENTS LTD
LEWIS MOTOR SALES INC
LOCATION 3 ETOILES INC
LOCATION AUBE LTEE
LOCATION D’AUTOS WABUSH LTEE
LOCATION D AUTOS HAUTERIVE
LOCATION D’AUTOS B.C. INC
LOCATION GROUPE DION INC.
LOCATION ELITE INC
LOCATION G ROYER INC
LOCATION LBS INC
MACMASTER PONTIAC BUICK GMC (1999) INC.
MASSET SERVICES LTD.
MELS U-DRIVE (1978) LTD
MID ALTA MOTORS LTD. - RED DEER
MONTMAGNY TOYOTA
MURDOCH GROUP INC
MURRAY CHEV OLDS CADILLAC LTD
NORCAN LEASING LTD
PAUL GAMELIN & FILS INC

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RAINBOW MOTORS LIMITED
RAYMOND JOHNSON COMPANY LTD
ROBERT A FOX SALES & RENTAL
ROCKY MOUNTAIN LEASING LTD
SALMON ARM MOTORS LTD
SHAWINIGAN CHEVROLET OLDSMOBILE LTEE
SKEENA RENT A CAR LTD
SPADONI LEASING LTD
SPENCER’S CAR & TRUCK RENTALS
STEINBACH DODGE CHRYSLER LTD
TEDS U-DRIVE LTD
THOMPSON CHRYSLER LTD
WESTERN AUTO RENTALS INC.
WESTERN CHEV OLDS CADILLAC
WHIRLWIND AUTO RENTALS
WOODWARD RENT A CAR LIMITED

INTERNATIONAL LICENSES

Country	Licensee Name
Antigua	Laco International
Aruba	Enrique Car Rental
Australia	Delta Car Rental
Austria	Denzel Auto-Vertriebesellschaft mbH
Bahrain	Allied Car Rental W.L.L.
Belgium	Berg’O’Tool N.V.
Bonaire	Total Car Rental
Bosnia & Herzegovina	Max Auto d.o.o.
Burkina Faso	Citer S.A.
Chile	Ervo Rent A Car
Colombia	Chewgwin Goekel LTDA
Colombia	Rentaniza
Costa Rica	Ada Rent A Car - Autos de Alquiler
Costa Rica	Pequi S.A.
Croatia	Premium Rent A Car
Curacao	Caribe Car Rental N.V.
Cyprus	Astra Self Drive Cars Ltd
Denmark	Danecars APS
Dominican Republic	Motor Plan S.A.
El Salvador	Uno Rent A Car S.A. de C.V.
Estonia	A Rental Limited
France	Citer S.A.
France-Corsica	Citer S.A.

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Country	Licensee Name
French Guyana	Citer S.A.
Germany	ANC Autovermietung GmbH & Co. KG
Greece	Executive Lease S.A.
Guadeloupe	Citer S>A.
Guam	National/Alamo
Holland	Kroymans Car Rental Holland B.V.
Honduras	Promotora de Transporte S.A.
Hungary	Denzel Autofennataro Kft
Iceland	Holdur ehf. / Bilaleiga Akureyrar
Indonesia	P.T. Bimainti Gunacitra
Ireland	Centre Point Rent A Car Ltd
Israel	Eldan Rent A Car
Italy	Maggiore Rent S.P.A.
Japan	Nippon Rent-A-Care Service
Korea	Sam Bo Rent-A-Car Co. Ltd
Kuwait	KGL Transport CO
La Reunion	C/O National Citer
Latvia	National-Auto 5 Ltd
Lebanon	National/Medstar
Luxembourg	Kroymans Car Rental Holland B.V.
Malaysia	Emasewa Sdn Bhd / Boustead Holdings Bhd
Malta	John’s Garage Ltd
Martinique	Citer S.A.
Mauritius	Agritec Car Hire Ltd
Macedonia	Premium d.o.o.
Mauritania	Citer S.A.
Mexico	Class Rent A Car S.A. de C.V.
Mexico	Rentas Nacionales de Vehiculos S.A. de C.V.
Morocco	Rabat Cartour S.A.
Namibia	CMH Car Hire Trading as National Car Rental
Nicaragua	Autos de Alquiler S.A.
Norway	Bay Industries A.S.
Panama	Servicios Turisticos Panamenos
Paraguay	Amigos S.R.L.
Peru	Copa S.A.
Philippines	International Car Rentals Inc., Philippines
Poland	Filkar Sp. Z.o.o.-National Car Rental
Portugal	Guerin Rent A Car (Dois) Lda
Puerto Rico	Duffy International Corp
Qatar	Al Mana Car Rental Enterprises
Romania	National Romania
Saipan	Marianas Rental Corp.

6

Country	Licensee Name
Senegal	La Senegalaise De L’automobile
Singapore	Hong She Motors Pte. Ltd.
Slovak Republic	Czech Auto Rent
Slovenia	Emona Globtour Domestic and International Tourism and Rent A Car Service
South Africa	Combined Motor Holdings Ltd (CMH)
Spain	Autotransporte Touristico Espanol S.A. (ATESA)
St. Barthelemy	Rudma
St. Maarten	Ourista N.V.
Sweden	Bucab Biluthyrning AB
Switzerland	Republic Industries Automotive Rental Group (Switzerland) AG
Thailand	S.M.T. Rent –A-Car Co., Ltd.
Tortola	Tropica Rentals LTD
Turkey	Yes Oto Kiralama Ve Turizm Yatirmlari A.S.
Tunisia	Victory Car SARL
UK	ANC Rental Corp.
United Arab Emirates	Sanam Rent A Car LLC
Yugoslavia	Premium d.o.o.

7

Schedule 3.4

Service Locations

The following are Supported Sites:

Location	Street Address	City	State/ Province	Zip/Postal Code
Reservation Centers
Salt Lake City, UT (R)	155 N 400 West	Salt Lake City	UT	84103
Goose Creek, SC (R)	208 St. James Ave.	Goose Creek	SC	29445
Boca Raton, FL (R)	4680 Blue Lake Drive	Boca Raton	FL	33431
Data Center Locations
Fort Lauderdale, FL	5301 NW 33rd Av	Fort Lauderdale	FL	33309
Plano Technology Center (PTC)	2300 W. Plano Parkway	Plano	TX	75075
Richardson Information Management Facility	1780 Jay Ell Drive	Richardson	TX	75081
Headquarter Locations
Fort Lauderdale, FL – Plaza	200 South Andrews	Fort Lauderdale	FL	33301
Boca Raton, FL – T-Rex (R)	4680 Blue Lake Drive	Boca Raton	FL	33431
Minneapolis, MN (R)	7700 France Avenue	Minneapolis	MN	55435
280 Atwell Drive	280 Atwell Drive	Etobicoke	Ont	M9W 5B2

Note to Table: (R) denotes a redundant site as described in Part F of Exhibit B

1

The following are Remote Support Sites:

US NATIONAL REMOTE SUPPORT SITES

Station Id	Station Name	Address Line 1	Address Line 2	City	ST	Zip
ABEC02	ALLENTOWN - SUMNER AVENUE	1501 SUMNER AVENUE		ALLENTOWN	PA	18102
ABET01	ALLENTOWN ARPT	LEHIGH VALLEY INTL ARPT		ALLENTOWN	PA	18103
ABQT01	ALBUQUERQUE ARPT	3400 UNIVERSITY SUITE K		ALBUQUERQUE	NM	87106
ABRT01	ABERDEEN ARPT	ABERDEEN REGIONAL ARPT	4430 EAST HIGHWAY 12	ABERDEEN	SD	57401
ABYT01	ALBANY ARPT	ALBANY SW GEORGIA REGIONAL ARPT	3905 NEWTON ROAD	ALBANY	GA	31701
ACTT01	WACO AIRPORT	MADISON COOPER AIRPORT	7909 KARL MAY DRIVE	WACO	TX	76708
ACVC01	MCKINLEYVILLE *BOOK THROUGH ACVT01*	ARCATA / EUREKA ARPT	3561 BOEING AVE.	MCKINLEYVILLE	CA	95519
ACVC02	ARCATA *BOOK THROUGH ACVT01*	ARCATA / EUREKA ARPT		MCKINLEYVILLE	CA	95519
ACVT01	EUREKA-ARCATA AIRPORT	EUREKA-ARCATA ARPT	3561 BOEING AVENUE	MCKINLEYVILLE	CA	95519
AEXT01	ALEXANDRIA ARPT	ALEXANDRIA ARPT	1303 BILLY MITCHELL RD	ALEXANDRIA	LA	71303
AGST01	AUGUSTA ARPT	AUGUSTA BUSH FIELD ARPT	1511 AVIATION WAY	AUGUSTA	GA	30906
AIDC02	ANDERSON - E 53RD ST	1203 E 53RD ST		ANDERSON	IN	46013
ALBN02	ALBANY/LATHAM - SHAKER ROAD	850 ALBANY SHAKER ROAD		LATHAM	NY	12110
ALBT01	ALBANY COUNTY ARPT	ALBANY COUNTY ARPT		LATHAM	NY	12110
ALOT01	WATERLOO MUNICIPAL ARPT	WATERLOO MUNICIPAL ARPT	2790 LIVINGSTON LANE	WATERLOO	IA	50703
ALOW01	CEDAR FALLS - UNIVERSITY AVE.	CEDAR FALLS	7404 UNIVERSITY AVE	CEDAR FALLS	IA	50613
AMAT01	AMARILLO AIRPORT	AMARILLO INTL AIRPORT	10801 AIRPORT BLVD	AMARILLO	TX	79111
ANAC02	ANAHEIM - WEST KATELLA	ANAHEIM	711 WEST KATELLA	ANAHEIM	CA	92802
ANCC44	ANC ADMIN OFFICE	4540 WEST 50TH		ANCHORAGE	AK	99502
ANCC48	ANCC48 - WALKUP ONLY	6160 CARL BRADY DRIVE		ANCHORAGE	AK	99502
ANCE02	ANCHORAGE - EAST 5TH AVENUE	ANCHORAGE ALASKA SALES & SERVICE	1300 EAST 5TH AVE	ANCHORAGE	AK	99501
ANCT01	ANCHORAGE ARPT	ANCHORAGE INTL ARPT	5000 WEST INTL ARPT RD	ANCHORAGE	AK	99502
AOHO01	LIMA	1111 EAST KIBBY ST		LIMA	OH	45804
APFT01	NAPLES ARPT	NAPLES ARPT	560 TERMINAL DRIVE	NAPLES	FL	33942

2

Station Id	Station Name	Address Line 1	Address Line 2	City	ST	Zip
ARBT01	ANN ARBOR AIRPORT	ANN ARBOR AIRPORT	801 AIRPORT DRIVE	ANN ARBOR	MI	48108
ASEO01	ASPEN	THE INN AT ASPEN	38750 HIGHWAY 82	ASPEN	CO	81611
ASLO01	MARSHALL	NEHLS CHEV OLDS CADILLAC	4801 EAST END BLVD SOUTH	MARSHALL	TX	75670
ATLC48	CORP REG OFF SOUTHEAST	3600 NATURALY FRESH BLVD		COLLEGE PARK	GA	30349
ATLN08	ATLANTA NORTHEAST	1716 NE EXPY I-85 ACCESS ROAD	1716 NE EXPRESSWAY	ATLANTA	GA	30329
ATLT01	ATLANTA ARPT (R)	ATLANTA INTL ARPT	4205 CAR RENTAL ROAD	ATLANTA	GA	30320
ATWE02	KAUKAUNA - INTOWN DELANGLADE STREET	GUSTMAN CHEV-PONT-OLDS	1450 DELANGLADE STREET	KAUKAUNA	WI	54130
ATWT01	APPLETON ARPT	OUTAGAMIE COUNTY ARPT	217 CHALLENGER DR	APPLETON	WI	54915
AUMC39	AUSTIN/HORMEL CO. ONLY	HORMEL		AUSTIN	MN	55111
AUST01	AUSTIN BERGSTROM INTL ARPT (R)	AUSTIN BERGSTROM INTL ARPT	3600 PRESIDENTIAL SUITE #108	AUSTIN	TX	78719
AVLC02	ASHEVILLE DOWNTOWN	52 COXE AVENUE		ASHEVILLE	NC	28801
AVLT01	ASHEVILLE ARPT	ASHEVILLE ARPT	702 AIRPORT RD	FLETCHER	NC	28732
AVPT01	SCRANTON INTL ARPT	WILKES - BARRE /	SCRANTON INTL ARPT	AVOCA	PA	18641
AZOT01	KALAMAZOO ARPT	KALAMAZOO/BATTLE CR INTL	5239 PORTAGE ROAD	KALAMAZOO	MI	49001
BCTC01	BOCA RATON	1300 N. W. 1ST AVENUE		BOCA RATON	FL	33432
BCTC39	SIEMENS CORPORATE/BOCA RATON	1155 BROKEN SOUND PARKWAY NW B10		BOCA RATON	FL	33487
BDLC41	PERKIN ELMER - SHELTON ONLY	PERKIN ELMER INSTRUMENTS	710 BRIDGEPORT AVE	SHELTON	CT	6484
BDLC43	OXFORD - DOW CHEMICAL ONLY !!	KEYSTONE AVIATION	288 CHRISTIAN STREET	OXFORD	CT	6478
BDLT01	HARTFORD ARPT	HARTFORD BRADLEY INTL ARPT		WINDSOR LOCKS	CT	6096
BFLT01	BAKERSFIELD ARPT	MEADOWS FIELD-KERN ARPT	1401 SKYWAY DRIVE	BAKERSFIELD	CA	93308
BGMT01	BINGHAMTON ARPT	BROOME COUNTY ARPT	E.A. LINK FIELD	BINGHAMTON	NY	13902
BGRT01	BANGOR ARPT	BANGOR INTL ARPT	299 GODFREY BLVD, STE 8	BANGOR	ME	4401
BHMT01	BIRMINGHAM ARPT	BIRMINGHAM ARPT	5900 MESSER AIRPORT HIGHWAY	BIRMINGHAM	AL	35212

3

Station Id	Station Name	Address Line 1	Address Line 2	City	ST	Zip
BILC49	BIL AIRPORT WALKUP	BILLINGS LOGAN FIELD INTL ARPT		BILLINGS	MT	59105
BILT01	BILLINGS ARPT	BILLINGS LOGAN FIELD INTL ARPT		BILLINGS	MT	59105
BJIT01	BEMIDJI ARPT	BEMIDJI BELTRAMI ARPT	4125 MOBERG DR	BEMIDJI	MN	56601
BMGC01	BLOOMINGTON - BUICK CADILLAC BLVD	2850 BUICK CADILLAC BLVD		BLOOMINGTON	IN	47401
BMIT01	BLOOMINGTON ARPT	3201 CIRA DRIVE	SUITE 116	BLOOMINGTON	IL	61704
BNAT01	NASHVILLE ARPT	NASHVILLE INTL ARPT		NASHVILLE	TN	37217
BOIT01	BOISE MUNICIPAL ARPT	BOISE MUNICIPAL ARPT	3201 ARPT WAY	BOISE	ID	83705
BOSN02	CAMBRIDGE - MASSACHUSETTS AVE	1663 MASSACHUSETTS AVE		CAMBRIDGE	MA	2138
BOST01	BOSTON INTL ARPT (R)	BOSTON LOGAN INTL ARPT		BOSTON	MA	2128
BPTC39	ENERGY COUNTRY FORD/BEAUMONT	4545 TWIN CITY HWY		PORT ARTHUR	TX	77701
BPTT01	BEAUMONT/PORT ARTHUR	6000 AIRLINE DRIVE	STE 109	BEAUMONT	TX	77705
BRDT01	BRAINERD ARPT	BRAINERD COUNTY ARPT	16384 AIRPORT ROAD, SUITE #2	BRAINERD	MN	56401
BTRC39	DOW CHEMICAL	9211 GENERAL CHENAULT		BATON ROUGE	LA	70807
BTRT01	BATON ROUGE ARPT	BATON ROUGE METROPOLITAN ARPT	9430 JACKIE COCHRAN DR	BATON ROUGE	LA	70807
BTVC48	BURLINGTON WALKUP	1944 WILLISTON RD		BURLINGTON	VT	5403
BTVT01	BURLINGTON ARPT	BURLINGTON ARPT	1200 AIRPORT DRIVE #10	SOUTH BURLINGTON	VT	5403
BUFT01	BUFFALO ARPT	BUFFALO INTL ARPT		BUFFALO	NY	14225
BURT01	BURBANK ARPT	HOLLYWOOD BURBANK ARPT	2627 HOLLYWOOD WAY	BURBANK	CA	91505
BWIC45	BALTIMORE - TB ADMIN	763 ELKRIDGE LANDING ROAD		LINTHICUM	MD	21090
BWIT01	BALTIMORE ARPT	BALTIMORE-WASHINGTON ARPT		BALTIMORE	MD	21240
BZNT01	BOZEMAN ARPT	BOZEMAN GALLATIN FIELD		BELGRADE	MT	59714
BZTT01	BRAZORIA COUNTY AIRPORT	220 COUNTY ROAD		ANGLETON	TX	77515
CAET01	COLUMBIA ARPT	COLUMBIA METRO ARPT	3210 SERVICE DRIVE	WEST COLUMBIA	SC	29170

4

Station Id	Station Name	Address Line 1	Address Line 2	City	ST	Zip
CAKO01	AKRON/CANTON ARPT	AKRON / CANTON ARPT	5910 MAYFAIR ROAD	NORTH CANTON	OH	44720
CCRT01	CONCORD - JOHN GLENN DRIVE	BUCHANAN AIRFIELD	101 JOHN GLENN DRIVE STE 12	CONCORD	CA	94520
CDCT01	CEDAR CITY ARPT	CEDAR CITY ARPT	2281 KITTY HAWK	CEDAR CITY	UT	84720
CGIT01	CAPE GIRARDEAU ARPT	CAPE GIRARDEAU REGIONAL ARPT	PO BOX 619	CAPE GIRARDEAU	MO	63701
CHAC49	CHA ARPT WALK-UP	LOVELL FIELD	1001 AIRPORT ROAD	CHATTANOOGA	TN	37421
CHAT01	CHATTANOOGA ARPT	LOVELL FIELD	1001 ARPT RD	CHATTANOOGA	TN	37421
CHIC02	CHICAGO - NORTH LASALLE	THE CONCOURSE	203 NORTH LASALLE	CHICAGO	IL	60601
CHIS04	HARVEY - SOUTH HALSTED	15908 SOUTH HALSTED		HARVEY	IL	60426
CHON02	CHARLOTTESVILLE - GREENBRIER DR	CRENSHAW SERVICE	29 N & GREENBRIER DR	CHARLOTTESVILLE	VA	22901
CHOT01	CHARLOTTESVILLE ARPT	CHARLOTTESVILLE ARPT	201 BOWEN LOOP	CHARLOTTESVILLE	VA	22901
CHST01	CHARLESTON ARPT	CHARLESTON INTL ARPT		CHARLESTON	SC	29411
CIDC02	CEDAR RAPIDS - 1ST AVE NORTHEAST	3124 1ST AVE NE		CEDAR RAPIDS	IA	52402
CIDC44	CIDC44 - ADMIN	9505 18TH SW #2		CEDAR RAPIDS	IA	52404
CIDT01	EASTERN IOWA AIRPORT	EASTERN IOWA AIRPORT	2515 WRIGHT BROTHERS BLVD SW	CEDAR RAPIDS	IA	52404
CKVC01	CLARKSVILLE - COLLEGE STREET	722 COLLEGE STREET		CLARKSVILLE	TN	37041
CLEC02	CLEVELAND AIRCRAFT	BUSINESS AIRCRAFT CENTER	18809 MAPLEWOOD AVE	CLEVELAND	OH	44141
CLET01	CLEVELAND ARPT	CLEVELAND HOPKINS ARPT	18809 MAPLEWOOD AVE	CLEVELAND	OH	44135
CLTT01	CHARLOTTE ARPT	DOUGLAS INTL ARPT	4108 RENTAL ROAD	CHARLOTTE	NC	28219
CLUC01	COLUMBUS - 25TH ST	1711 25TH STREET		COLUMBUS	IN	47201
CMHT01	COLUMBUS ARPT	PORT COLUMBUS INTL ARPT	4600 INTERNATIONAL ARPT	COLUMBUS	OH	43219
CMIC02	CHAMPAIGN - W. KIRBY AVENUE	115 W. KIRBY AVENUE		CHAMPAIGN	IL	61820
CMIT01	CHAMPAIGN ARPT - SAVOY	WILLARD ARPT	# 11 AIRPORT RD	SAVOY	IL	61874
CMXT01	HOUGHTON/HANCOCK/CALUMET ARPT	HOUGHTON COUNTY APT	23810 AIRPARK BLVD STE 123	CALUMET	MI	49913
COIC06	COCOA BEACH - N ATLANTIC AVE	COCOA BEACH	1675 N. ATLANTIC AVE	COCOA BEACH	FL	32931

5

Station Id	Station Name	Address Line 1	Address Line 2	City	ST	Zip
COST01	COLORADO SPRINGS ARPT	COLORADO SPRINGS ARPT	7770 E. DRENNAN RD	COLORADO SPRINGS	CO	80916
CRPT01	CORPUS CHRISTI ARPT	CORPUS CHRISTI INTL ARPT	1000 INTL DRIVE	CORPUS CHRISTI	TX	78406
CRWC39	DOW CHEMICAL EXECUTIVE AIR	EXECUTIVE AIR	300 EAGLE MOUNTAIN ROAD	CHARLESTON	WV	25311
CRWT01	CHARLESTON ARPT	YEAGER COUNTY ARPT		CHARLESTON	WV	25311
CSGC01	COLUMBUS, GA IN TOWN	4231 MACON DRIVE		COLUMBUS	GA	31907
CSGT01	COLUMBUS METRO ARPT	COLUMBUS METRO ARPT		COLUMBUS	GA	31909
CVGC39	SPRINGDALE - SHERATON LANE	BEST WESTERN HOTEL	11911 SHERATON LANE	SPRINGDALE	OH	45246
CVGT01	CINCINNATI ARPT	GREATER CINCINNATI ARPT	3230 LOOMIS ROAD	HEBRON	KY	41048
CWAN01	WAUSAU *BOOK THROUGH CWAT01*	WAUSAU/CENTRAL WISCONSIN AIRPORT	100 CWA DR.#104	MOSINEE	WI	54455
CWAT01	MOSINEE ARPT	CENTRAL WISCONSIN ARPT	100 CWA DR STE 104	MOSINEE	WI	54455
DABT01	DAYTONA BEACH ARPT	DAYTONA BEACH ARPT	700 TERMINAL DR.	DAYTONA BEACH	FL	32114
DALT02	DALLAS LOVE FIELD ARPT	DALLAS LOVE FIELD	3377 EDWARDS AVENUE	DALLAS	TX	75235
DAYT01	DAYTON ARPT	DAYTON INTL ARPT		VANDALIA	OH	45377
DBQT01	DUBUQUE REGIONAL ARPT	DUBUQUE REGIONAL ARPT	11000 AIRPORT RD	DUBUQUE	IA	52003
DCAT01	WASHINGTON REAGAN ARPT	WASHINGTON REAGAN ARPT		WASHINGTON DC	VA	20001
DENE02	DENVER - SMITH ROAD	7070 SMITH RD		DENVER	CO	80207
DENT01	DENVER ARPT (R)	DENVER INTL ARPT	24200 EAST 78TH AVE	DENVER	CO	80249
DFWN01	PLANO	1600 NORTH CENTRAL EXPRESSWAY		PLANO	TX	75074
DFWT01	DALLAS/FT WORTH ARPT (R)	DALLAS/FT WORTH ARPT		DALLAS	TX	75261
DHNT01	DOTHAN ARPT	DOTHAN HOUSTON COUNTY ARPT	800 ARPT DR STE 11	DOTHAN	AL	36303
DLHT01	DULUTH ARPT	DULUTH INTL ARPT	4701 GRINDEN DR.	DULUTH	MN	55811
DROC01	DURANGO - MAIN AVENUE	STRATER HOTEL	699 MAIN AVENUE	DURANGO	CO	81301
DROC02	DURANGO - CAMINO DEL RIO	501 CAMINO DEL RIO		DURANGO	CO	81301
DROT01	DURANGO ARPT	DURANGO LA PLATA CNTY ARPT	1000 ARPT RD #13	DURANGO	CO	81301
DSMC01	DES MOINES SE SUBURB	4700 SE 14 ST		DES MOINES	IA	50320

6

Station Id	Station Name	Address Line 1	Address Line 2	City	ST	Zip
DSMT01	DES MOINES INTL ARPT	DES MOINES INTL ARPT	FLEUR DRV & ARMY POST RD	DES MOINES	IA	50321
DSMW01	CLIVE	10095 HICKMAN COURT	SUITE # 6	CLIVE	IA	50325
DTTC39	DETROIT/GM SHUTTLE ONLY	GM AIR TRANS,BLDG 530,	E SVC DR, PO BOX 42010	DETROIT	MI	48242
DTTN02	SOUTHFIELD	23093 TELEGRAPH ROAD		SOUTHFIELD	MI	48034
DTWT01	DETROIT METRO ARPT (R)	DETROIT METRO ARPT	BLDG 338, LUCAS DRIVE	DETROIT	MI	48242
DXRC39	DANBURY - DOW CHEMICAL/HONEYWELL	CORPORATE CENTER	39 OLD BRIDGEBERRY ROAD	DANBURY	CT	6817
EENO01	KEENE	597 MAIN ST		KEENE	NH	3431
EENW02	BRATTLEBORO - PUTNEY ROAD	801 PUTNEY ROAD		BRATTLEBORO	VT	5301
EGET01	VAIL/EAGLE COUNTY/GYPSUM	EAGLE COUNTY AIRPORT	0217 ELDON WILSON ROAD	GYPSUM	CO	81637
ELMT01	ELMIRA ARPT	ELMIRA / CORNING REGIONAL ARPT	276 SINGSING ROAD	HORSEHEADS	NY	14845
ELPT01	EL PASO ARPT	EL PASO INTL ARPT		EL PASO	TX	79925
ERIT01	ERIE ARPT	ERIE INTL ARPT		ERIE	PA	16505
ERVC01	KERRVILLE - MAIN STREET	620 MAIN STREET		KERRVILLE	TX	78028
ESCT01	ESCANABA ARPT	DELTA COUNTY ARPT	3300 ARPT ROAD	ESCANABA	MI	49829
EUGT01	EUGENE ARPT	MAHLON SWEET FIELD	28801 DOUGLAS DRIVE STE 7	EUGENE	OR	97402
EVVC02	TRI-STATE AERO	EVANSVILLE REGIONAL ARPT	7801 BUSSING DR. HWY 57	EVANSVILLE	IN	47725
EVVT01	EVANSVILLE AIRPORT	EVANSVILLE REGIONAL ARPT	7801 BUSSING DR. HWY 57	EVANSVILLE	IN	47725
EWNT01	NEW BERN ARPT	CRAVEN COUNTY REGIONAL ARPT	200 TERMINAL DRIVE	NEW BERN	NC	28560
EWRC45	EWRC45 — ADMIN (R)	575 SOUTH STREET		NEWARK	NJ	7105
EWRS02	KEYPORT - HWY 35 & MAPLE PLACE	HIGHWAY 35 & MAPLE PLACE		KEYPORT	NJ	7735
EWRS03	EDISON - WOOD AVE	DANA REALTY	15 WOOD AVE	EDISON	NJ	8820
EWRT01	NEWARK ARPT (R)	NEWARK INTL ARPT	BUILDING 25	NEWARK	NJ	7114
EYWO01	KEY WEST	2516 NORTH ROOSEVELT BLVD		KEY WEST	FL	33040
FAIC02	FAIRBANKS INTOWN	1246 NOBLE STREET		FAIRBANKS	AK	99701
FAIT01	FAIRBANKS	6450 AIRPORT WAY		FAIRBANKS	AK	99701

7

Station Id	Station Name	Address Line 1	Address Line 2	City	ST	Zip
FART01	FARGO ARPT	HECTOR AIRPORT	2801 32ND AVENUE NW	FARGO	ND	58102
FATT01	FRESNO ARPT	FRESNO AIR TERMINAL	5175 E. CLINTON AVENUE	FRESNO	CA	93727
FAYT01	FAYETTEVILLE ARPT	FAYETTEVILLE ARPT	2885 CORPORATE ROAD	FAYETTEVILLE	NC	28306
FCAT01	GLACIER PARK INTL AIRPORT	GLACIER PARK INTL AIRPORT	4170 HIGHWAY 2 EAST	KALISPELL	MT	59901
FLGC02	FLAGSTAFF - EAST LUCKY LANE	HOLIDAY INN	2320 EAST LUCKY LANE	FLAGSTAFF	AZ	86004
FLGT01	FLAGSTAFF ARPT	FLAGSTAFF PULLIAM FIELD ARPT	6200 S. PULLIAM DRIVE	FLAGSTAFF	AZ	86001
FLLT01	FT LAUDERDALE INTL ARPT (R)	FT LAUDERDALE INTL ARPT	1425 MERLE FOGG ROAD	DANIA	FL	33004
FLOT01	FLORENCE ARPT	FLORENCE REGIONAL ARPT	2100 TERMINAL DR	FLORENCE	SC	29506
FMHC01	FALMOUTH - DEPOT AVENUE	14 DEPOT AVENUE		FALMOUTH	MA	2540
FNTT01	FLINT ARPT	FLINT BISHOP ARPT	G 3825 WEST BRISTOL RD	FLINT	MI	48507
FSDC01	SIOUX FALLS - S LOUISE AVE	SIOUX FALLS	5200 S LOUISE AVE	SIOUX FALLS	SD	57108
FSDT01	SIOUX FALLS ARPT	JOE FOSS FIELD	2801 JAYCEE LANE	SIOUX FALLS	SD	57104
FSMT01	FT SMITH ARPT	FORT SMITH MUNICIPAL ARPT	6700 MCKENNON BLVD-STE 115	FT SMITH	AR	72903
FWAC49	FWAC49 - WALKUP ONLY	3829 W. FERGUSON RD		FORT WAYNE	IN	46809
FWAT01	FT WAYNE INTL ARPT	FT WAYNE INTL ARPT	3829 W.FERGUSON RD	FORT WAYNE	IN	46809
FYVT01	BOOK XNAT01 FOR FAYETTEVILLE	3535 NORTH COLLEGE		FAYETTEVILLE	AR	72703
GAIC39	GAITHERSBURG/BECHTEL ONLY	NATIONAL CAR RENTAL	9801 WASHINGTON BLVD	GAITHERSBURG	MD	20878
GEGT01	SPOKANE ARPT	SPOKANE INTL ARPT		SPOKANE	WA	99219
GFKC48	GRAND FORKS PREP CENTER	2700 SOUTH WASHINGTON		GRAND FORKS	ND	58201
GFKT01	GRAND FORKS ARPT	MARK ANDREWS INTL ARPT	2815 AIRPORT DR #5	GRAND FORKS	ND	58203
GGGT01	LONGVIEW ARPT	GREGG COUNTY ARPT	ROUTE 3	LONGVIEW	TX	75603
GJTT01	GRAND JUNCTION ARPT	GRAND JUNCTION WALKER FIELD ARPT		GRAND JUNCTION	CO	81506
GNVT01	GAINESVILLE ARPT	GAINESVILLE REGIONAL ARPT	3880 N.E.39TH AVE/STE G	GAINESVILLE	FL	32609
GPTT01	GULFPORT ARPT	GULFPORT-BILOXI ARPT	14035 AIRPORT ROAD	GULFPORT	MS	39503
GRBT01	GREEN BAY ARPT	AUSTIN STRAUBEL ARPT	2077 ARPT DRIVE	GREEN BAY	WI	54313

8

Station Id	Station Name	Address Line 1	Address Line 2	City	ST	Zip
GRIO01	GRAND ISLAND	2710 NORTH DIERS AVENUE	SUITE B	GRAND ISLAND	NE	68803
GRRT01	GRAND RAPIDS ARPT	GERALD R. FORD INTL ARPT	5500-44TH STREET SE	GRAND RAPIDS	MI	49508
GSOT01	GREENSBORO ARPT	PIEDMONT TRIAD INTL ARPT	6319 BRYAN BLVD	GREENSBORO	NC	27409
GSPC02	GREENVILLE - N PLEASANTBURG DR	152 N PLEASANTBURG DR		GREENVILLE	SC	29607
GSPS03	GREENVILLE	2305 AIRPORT RD		GREER	SC	29651
GSPT01	GREENVILLE SPARTANBURG ARPT	NATIONAL CAR RENTAL	500 AVIATION DR SUITE 15	GREER	SC	29651
GTFT01	GREAT FALLS INTL ARPT	GREAT FALLS INTL ARPT	2800 TERMINAL DRIVE	GREAT FALLS	MT	59404
GYYE03	PORTAGE - MELTON RD	6162 MELTON RD		PORTAGE	IN	46368
GYYO01	GARY	5201 SOUTH BROADWAY		GARY	IN	46410
HDQT01	GDS TEST LOCATION	MINNEAPOLIS ARPT		MINNEAPOLIS	MN	55111
HHHT01	HILTON HEAD ARPT	HILTON HEAD ARPT	120 BEACH CITY RD	HILTON HEAD	SC	29925
HLNT01	HELENA REGIONAL ARPT	HELENA REGIONAL ARPT		HELENA	MT	59601
HNLC01	HONOLULU - ALA MOANA BLVD	HONOLULU - ALA MOANA BLVD	1778 ALA MOANA BLVD	HONOLULU	HI	96815
HNLC48	CORP REGION OFFICE - HAWAII	9419 AIRPORT BLVD.	SUITE 200	LOS ANGELES	CA	90045
HNLR07	HONOLULU - KAHALA AVENUE	ATTN: NATIONAL CAR RENTAL	5000 KAHALA AVENUE	KAHALA HONOLULU	HI	96816
HNLT01	HONOLULU ARPT	HONOLULU INTL ARPT	2912 AOLELE ST	HONOLULU	HI	96819
HOBT01	HOBBS ARPT	LEE COUNTY ARPT	STAR ROUTE A	HOBBS	NM	88240
HOUC39	HOUSTON/CONOCO ONLY	CONOCO OIL COMPANY	16901 JFK BLVD	HOUSTON	TX	77032
HOUC42	DOW CHEMICAL	400 W. SAM HOUSTON PARKWAY		HOUSTON	TX	77205
HOUS13	HOUSTON - WESTHEIMER RD	DOUBLE TREE GUEST STES	5353 WESTHEIMER RD	HOUSTON	TX	77056
HOUT02	HOUSTON HOBBY AIRPORT	HOUSTON HOBBY ARPT	7600 AIRPORT BLVD	HOUSTON	TX	77061
HOUW05	HOUSTON - NORTH DAIRY ASHFORD	CONOCO GAS / CONVENIENCE	700 NORTH DAIRY ASHFORD	HOUSTON	TX	77079
HPNC40	STAMFORD - XEROX ONLY	800 LONG RIDGE ROAD		STAMFORD	CT	6905
HPNE03	STAMFORD - MAIN ST	HOLIDAY INN	700 MAIN ST	STAMFORD	CT	6901
HPNT01	WESTCHESTER COUNTY ARPT	WESTCHESTER COUNTY ARPT	240 AIRPORT ROAD STE 103	WHITE PLAINS	NY	10604

9

Station Id	Station Name	Address Line 1	Address Line 2	City	ST	Zip
HRLT01	HARLINGEN ARPT	VALLEY INTL ARPT	TERMINAL BUILDING	HARLINGEN	TX	78550
HSIO01	HASTINGS	HOLIDAY INN HOTEL	2205 OSBORNE DRIVE	HASTINGS	NE	68901
HSVT01	HUNTSVILLE ARPT	HUNTSVILLE ARPT	1000 GLENNHEARN BLVD	HUNTSVILLE	AL	35824
HUFC01	TERRE HAUTE - S 3RD ST	1200 S 3RD ST		TERRE HAUTE	IN	47802
HVNC21	NEW HAVEN - CROWN ST	255 CROWN STREET		NEW HAVEN	CT	6511
HVNE01	BRANFORD - NORTH MAIN	66 NORTH MAIN		BRANFORD	CT	6405
HVNN02	WALLINGFORD - N COLONY ST	505 NORTH COLONY ST		WALLINGFORD	CT	6492
HYAO01	HYANNIS	215 IYANNOUGH RD		HYANNIS	MA	2601
HYAW01	BOURNE - MACARTHUR BLVD	148 MACARTHUR BLVD.		BOURNE	MA	2532
IADT02	WASHINGTON DULLES INTL ARPT	WASHINGTON DULLES INTL ARPT	23430 AUTOPILOT DR	DULLES	VA	20166
IAHC48	HOUSTON WALKUP	2815 N BELTWAY 8		HOUSTON	TX	77032
IAHT01	HOUSTON INTL ARPT (R)	HOUSTON INTL ARPT	4551 WILL CLAYTON PARKWAY	HOUSTON	TX	77205
ICTT01	WICHITA ARPT	WICHITA MID-CONTINENT ARPT		WICHITA	KS	67277
IDAT01	IDAHO FALLS ARPT	2140 NORTH SKYLINE DRIVE #16	FANNING FALLS AIRPORT	IDAHO FALLS	ID	83402
ILEC01	KILLEEN - S FT HOOD STREET	NATIONAL CAR RENTAL	102 SOUTH FT HOOD STREET	KILLEEN	TX	76541
ILET01	KILLEEN ARPT	KILLEEN MUNICIPAL ARPT	1525 AIRPORT DRIVE	KILLEEN	TX	76543
ILGT01	WILMINGTON ARPT	NEW CASTLE COUNTY APRT	151 NORTH DUPONT HWY. (RT. 13)	NEW CASTLE	DE	19720
ILMT01	WILMINGTON ARPT	WILMINGTON INT’L AIRPORT	1740 AIRPORT BLVD.	WILMINGTON	NC	28405
INDC03	INDIANAPOLIS - BEECHCRAFT HANGAR	INDIANAPOLIS RAYTHEON	INDIANAPOLIS INTL ARPT	INDIANAPOLIS	IN	46241
INDC05	GREENWOOD - SOUTH US 31	1250 US 31 SOUTH		GREENWOOD	IN	46143
INDC07	INDIANAPOLIS - PIKE PLAZA	5336 PIKE PLAZA ROAD		INDIANAPOLIS	IN	46251
INDC39	DOW AGRO SCIENCES	9330 N ZIONSVILLE RD		INDIANAPOLIS	IN	46268
INDC40	DOW AGRO SCIENCES	6551 PIERSON DR.		INDIANAPOLIS	IN	46241
INDC44	INDC44 - ADMIN	7111 WEST WASHINGTON ST		INDIANAPOLIS	IN	46241
INDC49	INDC49 - WALKUP ONLY	SIGNATURE FLIGHT SUPPORT	6390 TURNER DRIVE	INDIANAPOLIS	IN	46241

10

Station Id	Station Name	Address Line 1	Address Line 2	City	ST	Zip
INDN01	CARMEL - E 116TH ST	1748 EAST 116TH ST		CARMEL	IN	46032
INDT01	INDIANAPOLIS ARPT	INDIANAPOLIS INTL ARPT	6100 WEST RAYMOND	INDIANAPOLIS	IN	46241
INDW06	INDIANAPOLIS - W WASHINGTON STREET	TRUCK & VAN CENTER	7111 WEST WASHINGTON ST	INDIANAPOLIS	IN	46241
INLC44	INLC44 - ADMIN	2300 HWY 53 SOUTH		INTERNATIONAL FALLS	MN	56649
INLT01	INTERNATIONAL FALLS ARPT	INTL FALLS ARPT		INTERNATIONAL FALLS	MN	56649
ITHC03	ITHACA - WEST STATE STREET	EDDIE’S SUPER SERVICE	435 WEST STATE STREET	ITHACA	NY	14850
ITOT01	HILO ARPT	HILO ARPT		HILO	HI	96720
JANT01	JACKSON ARPT	ALLEN C THOMPSON FIELD	143 SOUTH HANGAR DRIVE	JACKSON	MS	39298
JAXC04	JACKSONVILLE - ATLANTIC BLVD	10916 ATLANTIC BLVD STE 4	10916 ATLANTIC BLVD	JACKSONVILLE	FL	32225
JAXC39	CSX - HANGAR	YOUNG DRIVE	CSX HANGAR	JACKSONVILLE	FL	32229
JAXT01	JACKSONVILLE INTL ARPT	JACKSONVILLE INTL ARPT		JACKSONVILLE	FL	32229
JBKC48	JBKC48 - WALKUP ONLY	920 UNIVERSITY AVE		BERKELEY	CA	94710
JFKT01	JFK ARPT	JOHN F. KENNEDY INTL ARPT	BLDG. 308, FEDERAL CIRCLE	JAMAICA	NY	11430
JHMO01	KAANAPALI	KAANAPALI TRANSPORTATION	CENTER BLDG 30	KAANAPALI/MAUI	HI	96761
JNUT01	JUNEAU INTL ARPT	JUNEAU INTL ARPT	1873 SHELL SIMMONS DRIVE	JUNEAU	AK	99801
JOTC01	JOLIET - W. JEFFERSON STREET	1705 W. JEFFERSON ST		JOLIET	IL	60435
KOAT01	KONA ARPT	KEAHOLE ARPT		KONA	HI	96740
KPDC08	KING OF PRUSSIA - N HENDERSON RD	VALLEY FORGE CAR WASH	175 NORTH HENDERSON RD	KING OF PRUSSIA	PA	19406
LAFT01	LAFAYETTE ARPT	LAFAYETTE ARPT	PURDUE UNIVERSITY ARPT	WEST LAFAYETTE	IN	47906
LANT01	LANSING ARPT	LANSING CAPITOL CITY ARPT		LANSING	MI	48906
LAST01	LAS VEGAS ARPT	MCCARRAN INTL ARPT	6855 BERMUDA ROAD	LAS VEGAS	NV	89119
LAXC48	CORP REGION OFFICE - WEST	9419 AIRPORT BLVD.	SUITE 200	LOS ANGELES	CA	90045
LAXT01	LOS ANGELES INTL ARPT (R)	LOS ANGELES INTL ARPT	9419 AIRPORT BLVD	LOS ANGELES	CA	90045
LBBT01	LUBBOCK ARPT	LUBBOCK INTL ARPT		LUBBOCK	TX	79403
LBFT01	NORTH PLATTE ARPT	LEE BIRD FIELD	54OO EAST LEE BIRD DRIVE, STE 8	NORTH PLATTE	NE	69101

11

Station Id	Station Name	Address Line 1	Address Line 2	City	ST	Zip
LCHT01	LAKE CHARLES ARPT	LAKE CHARLES ARPT		LAKE CHARLES	LA	70605
LEBT01	WEST LEBANON ARPT	W LEBANON MUNICIPAL ARPT	5 AIRPARK ROAD	W LEBANON	NH	3784
LEXT01	LEXINGTON ARPT	BLUEGRASS FIELD	4000 TERMINAL DRIVE STE 103	LEXINGTON	KY	40510
LFTT01	LAFAYETTE ARPT	LAFAYETTE REGIONAL ARPT	200 TERMINAL DRIVE	LAFAYETTE	LA	70508
LGAT02	LAGUARDIA ARPT	LA GUARDIA ARPT	95-10 DITMARS BLVD	EAST ELMHURST	NY	11369
LGBT01	LONG BEACH ARPT	LONG BEACH ARPT	4100 DONALD DOUGLAS DRIVE	LONG BEACH	CA	90808
LIHT01	LIHUE ARPT	LIHUE ARPT		LIHUE	HI	96766
LITC44	LITC44 - ADMIN	LITTLE ROCK - ROOSEVELT ROAD	3501 EAST ROOSEVELT ROAD	LITTLE ROCK	AR	72206
LITN02	NORTH LITTLE ROCK	NATIONAL CAR RENTAL	3919 PIKE AVENUE	NORTH LITTLE ROCK	AR	72114
LITT01	LITTLE ROCK ARPT	LITTLE ROCK ARPT	#1 AIRLINE DRIVE	LITTLE ROCK	AR	72202
LNKT01	LINCOLN ARPT	LINCOLN MUNICIPAL ARPT	2400 W. ADAMS / STE 111	LINCOLN	NE	68522
LRDT01	LAREDO INTL ARPT	LAREDO INTL ARPT	5210 BOB BULLOCK LOOP# 6	LAREDO	TX	78041
LSEC44	LSEC44 - ADMIN	2850 AIRPORT DRIVE		LACROSSE	WI	54603
LSET01	LA CROSSE MUNICIPAL ARPT	LA CROSSE MUNICIPAL ARPT	2850 ARPT ROAD	LA CROSSE	WI	54603
LVKC24	LIVERMORE - EAST AVENUE	LIVERMORE EAST AVENUE SERVICES	4186 EAST AVENUE	LIVERMORE	CA	94550
LWBT01	LEWISBURG ARPT	GREENBRIER VALLEY ARPT	US ROUTE 219 NORTH	LEWISBURG	WV	24901
MAFT01	MIDLAND-ODESSA ARPT	MIDLAND-ODESSA ARPT		MIDLAND	TX	79711
MBLT01	MANISTEE	BLACKER AIRPORT	2323 AIRPORT ROAD	MANISTEE	MI	49660
MBSC01	SAGINAW - STATE STREET	MCDONALD PONTIAC CADILLAC GMS	5155 STATE ST	SAGINAW	MI	48603
MBSC39	DOW CORNING	MAIN CLOCK ROOM AURBURN		AURBURN	MI	48623
MBSE39	DOW CORNING	AURBURN SITE		AURBURN	MI	48623
MBSE40	DOW CORNING	DC2 AURBURN		AURBURN	MI	48623
MBSE41	DOW CORNING	HANGER 4 AURBURN		AURBURN	MI	48623
MBSE42	DOW CORNING	HEMLOCK SEMI CONDUCTOR		HEMLOCK	MI	48623
MBSE43	DOW CORNING	HEMLOCK MEDICAL		HEMLOCK	MI	48623

12

Station Id	Station Name	Address Line 1	Address Line 2	City	ST	Zip
MBSN39	DOW CHEMICAL	2010 BUILDING		MIDLAND	MI	48623
MBSN40	DOW CHEMICAL	47 BUILDING		MIDLAND	MI	48623
MBSN41	DOW CHEMICAL	GATE 11		MIDLAND	MI	48623
MBSN42	DOW CHEMICAL	GATE 76		MIDLAND	MI	48623
MBSN43	DOW CHEMICAL	LARKIN LAB		MIDLAND	MI	48623
MBST01	SAGINAW - MBS AIRPORT	MBS AIRPORT	8600 GARFIELD RD	SAGINAW	MI	48623
MBSW39	DOW CHEMICAL	100 LARKIN		MIDLAND	MI	48623
MBSW40	DOW CHEMICAL	HANGER 5		MIDLAND	MI	48623
MBSW41	DOW CORNING	DC2		MIDLAND	MI	48623
MBSW42	DOW CORNING	MAIN CLOCKROOM		MIDLAND	MI	48623
MBSW43	DOW CORNING	HANGER 4		MIDLAND	MI	48623
MCIT01	KANSAS CITY ARPT	KANSAS CITY INTL ARPT	868 TEL AVIV	KANSAS CITY	MO	64153
MCNT01	MACON MUNICIPAL AIRPORT	LEWIS B. WILSON ARPT	1000 TERMINAL AVE	MACON	GA	31297
MCOT01	ORLANDO INTL ARPT (R)	ORLANDO INTL ARPT		ORLANDO	FL	32827
MDTC39	HARRISBURG ARMSTRONG COMPANY ONLY	BUILDING 25	HARRISBURG INTL AIRPORT	MIDDLETOWN	PA	17057
MDTC48	HARRISBURG DOWNTOWN	13TH & PAXTON STREET		HARRISBURG	PA	17105
MDTT01	HARRISBURG ARPT	HARRISBURG INTL ARPT	TERMINAL BUILDING	MIDDLETOWN	PA	17057
MDWT02	CHICAGO MIDWAY ARPT (R)	MIDWAY ARPT	4625 W 55TH STREET	CHICAGO	IL	60638
MEMT01	MEMPHIS ARPT	MEMPHIS INTL ARPT	2680 RENTAL ROAD	MEMPHIS	TN	38118
MFET01	MCALLEN INTL ARPT	MILLER INTL ARPT	2500 S. BICENTENNIAL BLVD.	MCALLEN	TX	78503
MFRT01	MEDFORD ARPT	ROGUE VALLEY INTL ARPT	3650 BIDDLE ROAD BOX 15	MEDFORD	OR	97501
MGMC44	MGMC44 - ADMIN	4520 HWY 80 W		MONTGOMERY	AL	36108
MGMT01	MONTGOMERY ARPT	MONTGOMERY ARPT DANNELLY FIELD	4445 SELMA HIGHWAY	MONTGOMERY	AL	36108
MHKT01	MANHATTAN ARPT	MANHATTAN MUNICIPAL ARPT	5500 FT. RILEY BLVD	MANHATTAN	KS	66502
MHTE03	HAMPTON - LAFAYETTE RD	WALLACE MOTORS	641 LAFAYETTE RD	HAMPTON	NH	3842

13

Station Id	Station Name	Address Line 1	Address Line 2	City	ST	Zip
MHTT01	MANCHESTER ARPT	MANCHESTER ARPT	MAIN TERMINAL	MANCHESTER	NH	3103
MHTW02	PETERBOROUGH - JAFFFREY RD	TIRES UNLIMITED	74 JAFFREY RD RT 202 S	PETERSBOROUGH	NH	3458
MIAC01	NORTH MIAMI BEACH/SUNNY ISLES BEACH	18080 C0LLINS AVENUE		SUNNY ISLES	FL	33160
MIAS01	SOUTH MIAMI BEACH	SOUTH MIAMI BEACH	2401 COLLINS AVE	MIAMI BEACH	FL	33140
MIAT01	MIAMI INTL ARPT	MIAMI INTL ARPT	2301 NW 33 AVENUE	MIAMI	FL	33142
MIEC02	MUNCIE AVIATION	MUNCIE AVIATION		MUNCIE	IN	47308
MIEC39	MUNCIE/FOSTER GLASS CO. ONLY	NATIONAL CAR RENTAL	401 N. TERMINAL DRIVE	MUNICE	IN	47304
MIET01	MUNCIE ARPT	MUNCIE DELAWARE COUNTY ARPT	401 WEST CARL SIMMONS DR.	MUNCIE	IN	47304
MKET01	MILWAUKEE ARPT	GENERAL MITCHELL FIELD	5300 S HOWELL AVENUE	MILWAUKEE	WI	53207
MKEW02	BROOKFIELD - S MORELAND RD	EMBASSY SUITES HTL	1200 S. MORELAND RD	BROOKFIELD	WI	53008
MKGT01	MUSKEGON ARPT	MUSKEGON COUNTY ARPT	101 SINCLAIR DRIVE	MUSKEGON	MI	49441
MLBT01	MELBOURNE REGIONAL ARPT	MELBOURNE REGIONAL ARPT	ONE AIR TERMINAL PARKWAY	MELBOURNE	FL	32901
MLIT01	MOLINE ARPT	MOLINE QUAD CITY ARPT		MOLINE	IL	61265
MLUT01	MONROE ARPT	MONROE REGIONAL ARPT	5400 OPERATIONS ROAD	MONROE	LA	71203
MMUC39	MORRISTOWN/ALLIED CHEMICAL ONLY	ALLIED CORPORATION		MORRISTOWN	NJ	7960
MOBT01	MOBILE REGIONAL ARPT	MOBILE REGIONAL ARPT	8400 ARPT BLVD	MOBILE	AL	36608
MOTT01	MINOT ARPT	MINOT INTL ARPT	25 AIRPORT ROAD STE 19	MINOT	ND	58703
MQTS01	MARQUETTE *BOOK THROUGH MQTT01*	SAWYER INTL ARPT	225 AIRPORT AVE	GWINN	MI	49841
MQTT01	MARQUETTE SAWYER INTL ARPT	SAWYER INTL ARPT	225 AIRPORT AVE	GWINN	MI	49841
MRYT01	MONTEREY ARPT	MONTEREY PENINSULA ARPT	OLMSTEAD ROAD	MONTEREY	CA	93940
MSNT01	MADISON ARPT	DANE COUNTY REGIONAL ARPT	4000 INTL LANE	MADISON	WI	53704
MSOC01	MISSOULA	2000 W. BROADWAY	SUITE B	MISSOULA	MT	59808
MSOT01	MISSOULA ARPT	NATIONAL CAR RENTAL	#9 JOHNSON BELL FIELD	MISSOULA	MT	59802
MSPT01	MINNEAPOLIS-ST.PAUL ARPT	MINNEAPOLIS - ST. PAUL ARPT		ST. PAUL	MN	55116

14

Station Id	Station Name	Address Line 1	Address Line 2	City	ST	Zip
MSYS02	NEW ORLEANS - SOUTH RAMPART	324 SOUTH RAMPART		NEW ORLEANS	LA	70141
MSYT01	NEW ORLEANS ARPT	NEW ORLEANS INTL ARPT		NEW ORLEANS	LA	70062
MTJT01	MONTROSE ARPT	MONTROSE ARPT	2100 ARPT ROAD	MONTROSE	CO	81401
MYRT01	MYRTLE BEACH ARPT	MYRTLE BEACH JETPORT	1100 JETPORT RD	MYRTLE BEACH	SC	29577
NYCC01	MANHATTAN - W. 40TH STREET	252 WEST 40TH STREET		MANHATTAN	NY	10021
NYCC03	MANHATTAN - E. 80TH STREET	305 EAST 80TH STREET		MANHATTAN	NY	10019
NYCC05	MANHATTAN - E. 12TH STREET	21 EAST 12TH STREET		MANHATTAN	NY	10003
NYCC06	MANHATTAN - E. 31ST STREET	142 EAST 31ST STREET		MANHATTAN	NY	10016
NYCC07	MANHATTAN - E. 50TH STREET	138-146 EAST 50TH ST	SUITE #200	MANHATTAN	NY	10022
NYCC08	MANHATTAN - W. 77TH STREET	219 WEST 77TH STREET		MANHATTAN	NY	10024
NYCE44	NYCE44 - ADMIN	95-10 DITMARS BLVD		EAST ELMHURST	NY	11369
OAJT01	JACKSONVILLE ARPT	ALBERT J ELLIS ARPT	264 ALBERT ELLIS APT RD	RICHLANDS	NC	28574
OAKT01	OAKLAND ARPT	OAKLAND INTL ARPT	100 ARPT DRIVE	OAKLAND	CA	94621
OAKW02	BERKELEY - UNIVERSITY AVE	BERKELEY	920 UNIVERSITY AVENUE	BERKELEY	CA	94710
OGGT01	KAHULUI ARPT	KAHULUI ARPT	142 MOKUEA PLACE	KAHULUI/MAUI	HI	96732
OKCT01	OKLAHOMA CITY ARPT	WILL ROGERS WORLD ARPT	6501 W. GUY FULLER RD	OKLAHOMA CITY	OK	73159
OKKO01	KOKOMO	KOKOMO	3839 LAFOUNTAIN STREET	KOKOMO	IN	46902
OMAT01	OMAHA ARPT	EPPLEY AIR FIELD		OMAHA	NE	68110
ONTT01	ONTARIO ARPT	ONTARIO INTL ARPT	3450 EAST ARPT DRIVE STE 300	ONTARIO	CA	91761
ORDC48	CORP REGION OFFICE - CENTRAL	2340 S. ARLINGTON HEIGHTS	SUITE 620	ARLINGTON HEIGHTS	IL	60005
ORDT01	CHICAGO O’HARE ARPT (R)	CHICAGO O’HARE INTL ARPT		CHICAGO	IL	60666
ORFC44	ORFC44 - ADMIN	3445 N MILITARY HWY		NORFOLK	VA	23518
ORFC45	ORFC45 - ADMIN - RETURNS	7000 ROBIN HOOD RD		NORFOLK	VA	23518
ORFT01	NORFOLK ARPT	NORFOLK INTL ARPT	999 ARPT RD	NORFOLK	VA	23518
ORHT01	WORCESTER ARPT	WORCESTER ARPT	375 ARPT DRIVE	WORCESTER	MA	1605
ORLC02	HOLIDAY INN SELECT NCR	12125 HIGH TECH AVE		ORLANDO	FL	32817

15

Station Id	Station Name	Address Line 1	Address Line 2	City	ST	Zip
ORLC40	ORLANDO/SIEMENS ONLY	8350 HANGAR BLVD.		ORLANDO	FL	32827
ORLR01	ORLANDO - SHERATON STUDIOS	SHERATON STUDIOS	5905 INTERNATIONAL DRIVE	ORLANDO	FL	32809
ORLR02	ORLANDO- WALT DISNEY CAR CARE CNTR.	1000 CAR CARE DRIVE		LAKE BUENA VISTA	FL	32832
ORLR03	LAKE BUENA VISTA	LAKE BUENA VISTA	1900 LAKE BUENA VISTA DRIVE	LAKE BUENA VISTA	FL	32830
ORLR05	ORLANDO ROSEN CENTER	ROSEN CENTER	9840 INTERNATIONAL DRIVE	ORLANDO	FL	32819
ORLR13	ORLANDO -WALT DISNEY DOLPHIN RESORT	WALT DISNEY WORLD DOLPHIN	1500 EPCOT RESORT BLVD	ORLANDO	FL	32830
PBIC44	PBIC44 - ADMIN	2600 TURNAGE BLVD		WEST PALM BEACH	FL	33406
PBIN02	JUPITER - NORTH US 1	JUPITER	1612 NORTH US 1	JUPITER	FL	33469
PBIT01	WEST PALM BEACH ARPT	PALM BEACH INTL ARPT	2121 BELVEDERE RD	W PALM BEACH	FL	33406
PDXT01	PORTLAND ARPT	PORTLAND INTL ARPT	PARKING GARAGE SECOND LEVEL	PORTLAND	OR	97220
PFNT01	PANAMA CITY ARPT	FANNIN FIELD MUNICIPAL ARPT	3173 AIRPORT ROAD	PANAMA CITY	FL	32405
PHFT01	NEWPORT NEWS ARPT	NEWPORT NEWS /	WILLIAMSBURG INTL ARPT	NEWPORT NEWS	VA	23602
PHLC01	PHILADELPHIA - S 19TH & LUDLOW	36 SOUTH 19TH & LUDLOW		PHILADELPHIA	PA	19102
PHLC08	PHILADELPHIA - 30TH STREET	30TH ST TRAIN STATION		PHILADELPHIA	PA	19104
PHLC44	PHLC44 - ADMIN **WALK-UP ONLY**	6950 NORWITCH DRIVE		PHILADELPHIA	PA	19153
PHLC49	PHILADELPHIA FLEET	6950 NORWICH DRIVE		PHILADELPHIA	PA	19153
PHLE06	CHERRY HILL - ROUTE 70	404 ROUTE 70 EAST		CHERRY HILL	NJ	8034
PHLT01	PHILADELPHIA ARPT	PHILADELPHIA INTL ARPT		PHILADELPHIA	PA	19153
PHXC02	PHOENIX - SOUTH 24TH STREET	PHOENIX	1402 SOUTH 24TH STREET	PHOENIX	AZ	85034
PHXN03	PHOENIX - WEST GREENWAY ROAD	PHOENIX EMBASSY SUITES	2577 WEST GREENWAY RD	PHOENIX	AZ	85023
PHXT01	PHOENIX SKY HARBOR ARPT	PHOENIX SKY HARBOR INTL ARPT	3400 SKY HARBOR BLVD	PHOENIX	AZ	85034
PIAC39	PEORIA/CATERPILLAR ONLY	578 HILLSDALE		PEORIA	IL	61604
PIAT01	PEORIA ARPT	GREATER PEORIA AIRPORT	6100 EVERETT DIRSKEN MCKINLEY PKWY	PEORIA	IL	61607

16

Station Id	Station Name	Address Line 1	Address Line 2	City	ST	Zip
PIET01	ST PETERSBURG/CLEARWATER ARPT	ST.PETERSBURG/CLEARWATER ARPT		ST PETERSBURG	FL	33520
PITT01	PITTSBURGH ARPT	PITTSBURGH INTL ARPT		PITTSBURGH	PA	15231
PITW02	ALIQUIPPA - GREEN GARDEN ROAD	3000 GREEN GARDEN ROAD		ALIQUIPPA	PA	15001
PNST01	PENSACOLA ARPT	PENSACOLA ARPT	2430 ARPT BLVD	PENSACOLA	FL	32504
PSCT01	PASCO ARPT	TRI CITIES ARPT	3601 NORTH 20TH STREET	PASCO	WA	99301
PSFC01	PITTSFIELD - EAST ST	745 EAST ST		PITTSFIELD	MA	1201
PSMC02	PORTSMOUTH - MIRONA RD	155 MIRONA ROAD		PORTSMOUTH	NH	3801
PSMT01	PORTSMOUTH ARPT	PEASE INTL TRADEPORT	TERMINAL BUILDING	PORTSMOUTH	NH	3801
PSPT01	PALM SPRINGS ARPT	PALM SPRINGS MUNICIPAL ARPT	3400 E. TAHQUITZ CANYON WAY #5	PALM SPRINGS	CA	92262
PVDT01	PROVIDENCE ARPT	PROVIDENCE ARPT	2053 POST ROAD	WARWICK	RI	2886
PWMS02	YORK - US ROUTE ONE	ROUTE ONE COLLISION AUTO BODY	337 US ROUTE ONE	YORK	ME	3909
PWMT01	PORTLAND ARPT	PORTLAND INTL JETPORT ARPT		PORTLAND	ME	4102
RAPT01	RAPID CITY ARPT	RAPID CITY REGIONAL ARPT	4550 TERMINAL RD	RAPID CITY	SD	57703
RDMT01	REDMOND ARPT	REDMOND MUNICIPAL ARPT	2522 SE ARPT WAY	REDMOND	OR	97756
RDUT01	RALEIGH-DURHAM ARPT	RALEIGH DURHAM INTL ARPT	1001 RENTAL CAR RD	RALEIGH	NC	27623
RFDR01	ROCKFORD INTOWN	CLOCK TOWER RESORT	7801 EAST STATE STREET	ROCKFORD	IL	61108
RFDT01	ROCKFORD ARPT	ROCKFORD ARPT	2 ARPT CIRCLE	ROCKFORD	IL	61109
RHIT01	RHINELANDER ARPT	RHINELANDER-ONEIDA ARPT	3375 ARPT ROAD	RHINELANDER	WI	54501
RICC39	RICHMOND/ALLIED SIG-HONEYWELL ONLY	RICHMOND JET CENTER		RICHMOND	VA	23231
RICT01	RICHMOND INTL ARPT	RICHMOND INTL ARPT	1 RICHARD E. BYRD TR DR STE 115	RICHMOND	VA	23250
RKDO01	ROCKLAND	SHEPARD CHEVROLET	US ROUTE 1, NEW COUNTY RD	ROCKLAND	ME	4841
RNOT01	RENO ARPT	RENO INTL ARPT	2001 EAST PLUMB LANE	RENO	NV	89502
ROAC01	ROANOKE - COULTER DR.	1411 COULTER DR NW		ROANOKE	VA	24018
ROAT01	ROANOKE REGIONAL ARPT	ROANOKE REGIONAL ARPT	5202 AVIATION RD	ROANOKE	VA	24012

17

Station Id	Station Name	Address Line 1	Address Line 2	City	ST	Zip
ROCC39	ROCHESTER - XEROX US AIRPORT HANGAR	US AIRPORT HANGAR	MONROE COUNTY AIRPORT	ROCHESTER	NY	14624
ROCC40	KODAK - HANGER	MONROE COUNTY AIRPORT	1200 BROOKS AVE	ROCHESTER	NY	14624
ROCC44	ROC44 - ADMIN	MONROE COUNTY ARPT	1200 BROOKS AVE	ROCHESTER	NY	14624
ROCT01	ROCHESTER ARPT	MONROE COUNTY ARPT	1200 BROOKS AVE	ROCHESTER	NY	14624
RSTC02	ROCHESTER - SOUTH BROADWAY	HOLIDAY INN CITY CENTRE	220 SOUTH BROADWAY	ROCHESTER	MN	55901
RSTT01	ROCHESTER ARPT	ROCHESTER INTL ARPT	HELGERSON DRIVE	ROCHESTER	MN	55902
RSWT01	FT MYERS SOUTHWEST FLORIDA INTL APT	SOUTHWEST FLORIDA INTL ARPT	16006 CHAMBERLAIN PKWY SE	FT MYERS	FL	33913
RUTT01	RUTLAND ARPT	RUTLAND STATE ARPT	COLUMBIA AIR SERVICES-FBO	NORTH CLARENDON	VT	5759
RWIC02	ROCKY MOUNT - N CHURCH STREET	501 N CHURCH ST		ROCKY MOUNT	NC	27804
RWIT01	ROCKY MOUNT ARPT	ROCKY MOUNT ARPT	ROUTE 2 - 250 ARPT DRIVE	ELM CITY	NC	27822
SANN03	ESCONDIDO - WEST 4TH AVENUE	ESCONDIDO	515 WEST 4TH AVENUE	ESCONDIDO	CA	92025
SANN04	DEL MAR/SOLANA BEACH - HIGHWAY 101	SOLANA BEACH	617 S. HIGHWAY 101	SOLANA BEACH	CA	92075
SANT01	SAN DIEGO ARPT (R)	SAN DIEGO LINDBERGH FIELD ARPT	3280 NORTH HARBOR DRIVE	SAN DIEGO	CA	92101
SATC02	SAN ANTONIO NE LOOP 410	8927 INTERNATIONAL DRIVE		SAN ANTONIO	TX	78216
SATC03	SAN ANTONIO PARKING LOT	AIRPORT SECURITY PRKG LOT	SAN ANTONIO INTL ARPT	SAN ANTONIO	TX	78216
SATT01	SAN ANTONIO ARPT	SAN ANTONIO INTL ARPT	9700 ARPT BLVD	SAN ANTONIO	TX	78216
SAVT01	SAVANNAH ARPT	SAVANNAH INTL ARPT	400 AIRWAYS AVENUE	SAVANNAH	GA	31408
SBAT01	SANTA BARBARA ARPT	SANTA BARBARA ARPT	114 WILLIAM MOFFETT RD BLDG 120	GOLETA	CA	93117
SBNT01	SOUTH BEND REGIONAL ARPT	SOUTH BEND REGIONAL ARPT	4637 PROGRESS DRIVE	SOUTH BEND	IN	46628
SCEC02	STATE COLLEGE - HIGH TECH ROAD	2175 HIGH TECH ROAD		STATE COLLEGE	PA	16803
SCET01	STATE COLLEGE ARPT	UNIVERSITY PARK ARPT	2493 FOX HILL ROAD	STATE COLLEGE	PA	16803
SCFT01	SCOTTSDALE AIRPORT	NATIONAL CAR RENTAL	15000 N. AIRPORT DRIVE	SCOTTSDALE	AZ	85260
SDFC39	DOW CORNING FBO	1131 STANDFORD / AV CENTER		LOUISVILLE	KY	40209

18

Station Id	Station Name	Address Line 1	Address Line 2	City	ST	Zip
SDFT01	LOUISVILLE INTL ARPT	STANDIFORD FIELD	4221 PARK BOULEVARD	LOUISVILLE	KY	40209
SEAC01	SEATTLE - DOWNTOWN	1301 6TH AVE		SEATTLE	WA	98101
SEAT01	SEATTLE ARPT	SEATTLE SEATAC ARPT		SEATTLE	WA	98158
SFBT01	SANFORD ORLANDO INTERNATIONAL	1801 AIRLINE AVE.		SANFORD	FL	32773
SFOC01	SAN FRANCISCO CONVENTION CENTER	SAN FRANCISCO CONVENTION CENTER	687 FOLSOM STREET	SAN FRANCISCO	CA	94107
SFOC07	SAN FRANCISCO - MISSION STREET	SAN FRANCISCO - INTOWN	1600 MISSION STREET	SAN FRANCISCO	CA	94103
SFON05	SAN RAFAEL - BELLAM BLVD	SAN RAFAEL INTOWN	10 BELLAM BLVD	SAN RAFAEL	CA	94901
SFOS06	PALO ALTO - EL CAMINO REAL	PALO ALTO INTOWN	4218 EL CAMINO REAL	PALO ALTO	CA	94306
SFOT01	SAN FRANCISCO ARPT (R)	SAN FRANCISCO INTL ARPT	780 MCDONNELL ROAD	SAN FRANCISCO	CA	94128
SFYN08	NORTHAMPTON - KING STREET	72 KING STREET		NORTHAMPTON	MA	1060
SGFT01	SPRINGFIELD REGIONAL ARPT	SPRINGFIELD REGIONAL ARPT	5000 W KEARNEY	SPRINGFIELD	MO	65803
SGUT01	ST GEORGE ARPT	ST GEORGE MUNICIPAL ARPT	620 SW AIRPORT ROAD-PO BOX 1658	ST GEORGE	UT	84770
SHVE02	BOSSIER CITY - TRAFFIC STREET	325 TRAFFIC STREET		BOSSIER CITY	LA	71111
SHVT01	SHREVEPORT ARPT	SHREVEPORT REGIONAL ARPT		SHREVEPORT	LA	71109
SJCT01	SAN JOSE AIRPORT	SAN JOSE INTL AIRPORT	2300 AIRPORT BLVD., SUITE 120	SAN JOSE	CA	95110
SJUT01	SAN JUAN INTERNATIONAL APT	SAN JUAN INTL AIRPORT	ISLA VERDE	SAN JUAN	PR	628
SLCT01	SALT LAKE CITY ARPT	SALT LAKE INTL ARPT	606 NORTH 3800 WEST	SALT LAKE CITY	UT	84122
SLEO01	SALEM	DELON OLDSMOBILE	695 LIBERTY STREET N.E	SALEM	OR	97301
SMFT01	SACRAMENTO ARPT	SACRAMENTO METRO ARPT	6230 MCNAIR CIRCLE	SACRAMENTO	CA	95837
SMOC01	SANTA MONICA - 1027 BROADWAY	1027 BROADWAY		SANTA MONICA	CA	90401
SNAT01	ORANGE COUNTY ARPT	ORANGE COUNTY ARPT	19051 AIRPORT WAY NORTH	SANTA ANA	CA	92707
SPZT01	SPRINGDALE ARPT	SPRINGDALE MUNICIPAL ARPT	802 ARPT ROAD	SPRINGDALE	AR	72764
SRQT01	SARASOTA ARPT	SARASOTA-BRADENTON ARPT	6000 AIRPORT CIRCLE	SARASOTA	FL	34243
STLT01	ST LOUIS INTL ARPT	10124 NATURAL BRIDGE RD.		ST LOUIS	MO	63134

19

Station Id	Station Name	Address Line 1	Address Line 2	City	ST	Zip
SUXC48	SUXC48 - WALKUP ONLY	SIOUX CITY GATEWAY ARPT	6115 MITCHELL	SIOUX CITY	IA	51111
SUXT01	SIOUX CITY ARPT	SIOUX CITY GATEWAY ARPT	6115 MITCHELL	SIOUX CITY	IA	51111
SWFT01	NEWBURGH/NEW WINDSOR	STEWART INTL. ARPT	1180 FIRST STREET	NEW WINDSOR	NY	12553
SYRT01	SYRACUSE ARPT	SYRACUSE HANCOCK INTL ARPT		SYRACUSE	NY	13220
TEXT01	TELLURIDE COUNTY ARPT	TELLURIDE COUNTY ARPT	1500 LAST DOLLAR ROAD	TELLURIDE	CO	81435
TLHT01	TALLAHASSEE ARPT	TALLAHASSEE ARPT	3300 CAPITAL CIRCLE SW	TALLAHASSEE	FL	32310
TNUC39	NEWTON/MAYTAG CO. ONLY	NO ADDRESS		NEWTON	IA	1234
TOLS02	MAUMEE - INTOWN CONANT STREET	1373 CONANT STREET		MAUMEE	OH	43537
TOLT01	TOLEDO ARPT	TOLEDO EXPRESS ARPT	11013 ARPT HWY	SWANTON	OH	43558
TPAC45	TPAC45 - ADMIN/FLEET	5402 WEST LAUREL		TAMPA	FL	33607
TPAO01	TAMPA INTL ARPT	5111 W. SPRUCE STREET		TAMPA	FL	33607
TPLO01	TEMPLE	4130 SW LOOP 363		TEMPLE	TX	76505
TRIT01	TRI CITY/BLOUNTVILLE ARPT	TRI CITY REGIONAL ARPT		BLOUNTVILLE	TN	37617
TULT01	TULSA ARPT	TULSA INTERNATIONAL AIRPORT	2222 NORTH 73RD EAST AVENUE	TULSA	OK	74115
TUSC02	TUCSON - NORTH ORACLE	TUCSON N. ORACLE	5151 NORTH ORACLE STE 133	TUCSON	AZ	85704
TUSC03	TUCSON - NORTH KOLB ROAD	TUCSON EAST SIDE	1037 NORTH KOLB ROAD	TUCSON	AZ	85710
TUST01	TUCSON INTL ARPT	TUCSON INTL ARPT	7250 SOUTH TUCSON BLVD	TUCSON	AZ	85706
TVCT01	TRAVERSE CITY	CHERRY CAPITOL AIRPORT	1330 AIRPORT ACCESS ROAD	TRAVERSE CITY	MI	49686
TWFT01	TWIN FALLS APT	MAGIC VALLEY REGIONAL ARPT	524 AIRPORT LOOP	TWIN FALLS	ID	83301
TXKT01	TEXARKANA ARPT	TEXARKANA REGIONAL ARPT	311 AIRPORT DR-BOX 11	TEXARKANA	AR	71854
TYRT01	TYLER ARPT	TYLER POUNDS FIELD ARPT	700 SKYWAY BLVD, SUITE 109	TYLER	TX	75704
TYST01	KNOXVILLE ARPT	MCGHEE - TYSON ARPT		ALCOA	TN	37701
VPST01	FT WALTON BEACH/EGLIN AIRFORCE BASE	OKALOOSA COUNTY AIR TERM	STATE ROAD 85	EGLIN AFB	FL	32542
WASC08	WASHINGTON - UNION STATION	UNION STATION	50 MASSACHUSETTS AVE NE	WASHINGTON	DC	20002

20

Station Id	Station Name	Address Line 1	Address Line 2	City	ST	Zip
XNAT01	NORTHWEST ARKANSAS REGIONAL AIRPORT	NORTHWEST ARKANSAS REGIONAL ARPT	1 ARPT BLVD SUITE 113	BENTONVILLE	AR	72712

Note to Table: (R) denotes a redundant site as described in Part F of Exhibit B

CANADA NATIONAL REMOTE SUPPORT SITES

Station Id	Station Name	Address Line 1	Address Line 2	City	St	Zip
DUQC01	DUNCAN - ALLENBY ROAD	HALT HOLDINGS LTD	3030 ALLENBY ROAD	DUNCAN	BC	V9L4T8
FSGT01	GDS TEST LOCATION	MONTREAL DORVAL, QC ARPT		MONTREAL	QC	H4Y1AZ
SSQC01	LA SARRE - 2ND ST E	LOCATION ELITE INC	1 ROUTE 111 OUEST	LA SARRE	QC	J9Z1R5
XBRO01	BROCKVILLE - CHELSEA STREET W	514939 ONTARIO LIMITED	801-A CHELSEA STREET W	BROCKVILLE	ON	K6V3H9
XPNC01	BRAMPTON - ONTARIO	NATIONAL CAR RENTAL	169 RUTHERFORD ROAD SOUTH	BRAMPTON	ON	L6W 3J7
XPNN01	ORANGEVILLE - ONTARIO	MACMASTER PONTIAC BUICK GMC (1999)	HIGHWAY # 9 EAST	ORANGEVILLE	ON	L9W 2Z5
YAGT01	FT FRANCES ARPT	IVEY AVIATION LTD	RMB #19, R.R.#1	FORT FRANCES	ON	P9A3M2
YAMC01	SAULT ST MARIE-GREAT NORTHERN ROAD	SPADONI LEASING LTD.	308 GREAT NORTHERN ROAD	SAULT STE MARIE	ON	P6B4Z7
YAMT01	SAULT ST MARIE ARPT	SAULT STE MARIE AIRPORT		SAULT STE MARIE	ON	P6B2V1
YAYC01	ST ANTHONY - WEST STREET	WOODWARD RENT A CAR LIMITED	116 WEST STREET	ST ANTHONY	NL	A0K4S0
YAYP01	ST BARBE, NF	WOODWARD RENT A CAR LIMITED	P.O.BOX 21297	ST BARBE	NL	A0K1M0
YAYS02	HAWKES BAY - VIKING TRAIL	WOODWARD RENT A CAR	ROUTE 430 VIKING TRAIL	HAWKES BAY	NL	A0A3BO
YAYT01	ST ANTHONY ARPT	ST. ANTHONY AIRPORT	AIRPORT ROAD	ST ANTHONY	NL	A0K4S0
YBAO01	BANFF	CORNER OF LYNX & CARIBOU ST		BANFF	AB	T0L0C0

21

Station Id	Station Name	Address Line 1	Address Line 2	City	St	Zip
YBAW05	LAKE LOUISE - SAMPSON MALL	LAKE LOUISE INVESTMENTS LTD	BOX 250	LAKE LOUISE	AB	T0L1E0
YBCC01	BAIE COMEAU - BOUL LAFLECHE	LOCATION D AUTOS HAUTERIVE	707 BOUL LAFLECHE	BAIE COMEAU	QC	G5C2T1
YBCT01	BAIE COMEAU ARPT	BAIE COMEAU AIRPORT	707 BLVD LAFLECHE	BAIE COMEAU	QC	G5C2T1
YBGC01	CHICOUTIMI - JACQUES CARTIER EAST	3105-3143 QUEBEC INC	74 JACQUES CARTIER EAST	CHICOUTIMI	QC	G7H1Y2
YBGT01	BAGOTVILLE ARPT	3105-3143 QUEBEC INC	100 CHEMIN DE L’AEROPORT	VILLE DE LA BAIE	QC	G7BH3N81Y
YBLC02	CAMPBELL RIVER-SOUTH ISLAND HWY	486728 BRITISH COLUMBIA LTD	2092 SOUTH ISLAND HWY	CAMPBELL RIVER DOWNTOWN	BC	V9W1C1
YBLT01	CAMPBELL RIVER ARPT	486728 BRITISH COLUMBIA LTD	2000 JUBILEE PARKWAY	CAMPBELL RIVER	BC	V9W1C1
YBRO01	BRANDON	MURRAY CHEV OLDS CADILLAC LTD	1500 RICHMOND AVENUE	BRANDON	MB	R7A6A4
YBXO01	BLANC SABLON	1066 RUE CAMILLE MARCOUX	CTE DUPLESSIS	BLANC SABLON	QC	G0G1W0
YCCO01	CORNWALL	516941 ONTARIO LIMITED	1520 VINCENT MASSEY DR	CORNWALL	ON	K6H5R6
YCDC01	NANAIMO - NORTHFIELD RD	HALT HOLDINGS LTD	1602 NORTHFIELD RD	NANAIMO	BC	V9S3A7
YCDT01	NANAIMO ARPT	HALT HOLDINGS LTD	3350 SPITFIRE RD	NANAIMO	BC	V0R 1H0
YCGC01	CASTLEGAR - COLUMBIA AVENUE	AMP ENTERPRISES	2141 COLUMBIA AVENUE	CASTLEGAR	BC	V1N2W9
YCGT01	CASTLEGAR ARPT	AMP ENTERPRISES	CASTLEGAR AIRPORT	CASTLEGAR	BC	V1N2W6
YCMO01	ST CATHARINES	695835 ONTARIO LTD.	162 CHURCH ST	ST CATHARINES	ON	L2R3E5
YCMS02	WELLAND - NIAGARA ST	695835 ONTARIO LTD.	607 NIAGARA STREET	WELLAND	ON	L3C 1L9
YCNC01	COCHRANE - 1ST STREET	MURDOCH GROUP INC	C/O HUSKY TRUCK SHOP	COCHRANE	ON	P0L 1C0
YCNO01	COCHRANE ARPT	MURDOCH GROUP INC	C/O HUSKY TRUCK STOP	COCHRANE	ON	P0L1C0
YCWC01	CHILLIWACK - BRITISH COLUMBIA	CLEARWAY RENTALS INC.	45750-B LUCKAKUCK WAY	CHILLIWACK	BC	V2R4E8
YDAC01	DAWSON CITY	GOLD CITY TOURS	1034 FRONT STREET	DAWSON	YT	Y1A3E5
YDFC02	DEER LAKE - TRANS CANADA HIGHWAY	(DEER LAKE OFF AIRPORT)	9A TRANS CANADA HIGHWAY	DEER LAKE	NL	A8A2E5
YDFT01	DEER LAKE ARPT	WOODWARD RENT A CAR LIMITED	1 AIRPORT ROAD SUITE 9	DEER LAKE	NL	A8A1A3

22

Station Id	Station Name	Address Line 1	Address Line 2	City	St	Zip
YDQC01	DAWSON CREEK - 101 AVENUE	MELS U-DRIVE (1978) LTD	1809-96 AVE	DAWSON CREEK	BC	V1G4H8
YDQT01	DAWSON CREEK ARPT	MELS U-DRIVE (1978) LTD	1445 101 AVENUE	DAWSON CREEK	BC	V1G2A6
YEAC01	EDMONTON-DOWNTOWN 9943 JASPER AVE	NATIONAL CAR RENTAL	9943 JASPER AVENUE	EDMONTON	AB	T5J2X4
YEAN05	EDMONTON-CALGARY TRAIL NORTHBOUND	NATIONAL CAR RENTAL	5116 CALGARY TRAIL NORTHBOUND	EDMONTON	AB	T6H2H4
YEAW03	HINTON - CARMICHAEL LANE	WHIRLWIND AUTO RENTALS	678 CARMICHAEL LANE	HINTON	AB	T7V1S9
YEGT01	EDMONTON ARPT	NATIONAL CAR RENTAL	PARKADE - LOWER LEVEL	EDMONTON	AB	T5J2T2
YELC01	ELLIOT LAKE - PERINI RD	MURDOCH GROUP INC	23 PERINI RD	ELLIOT LAKE	ON	P5A2T1
YELT01	ELLIOT LAKE ARPT	MURDOCH GROUP INC	ELLIOT LAKE AIRPORT	ELLIOT LAKE	ON	P5A2T1
YEVT01	INUVIK ARPT	INUVIK ARPT	PO BOX 2568	INUVIK	NT	X0E0T0
YEYO01	AMOS	LOCATION ELITE INC	23 ROUTE 111 WEST	AMOS	QC	J9T2X6
YFCC01	FREDERICTON - PROSPECT STREET	J CLARK & SON LIMITED	817 PROSPECT STREET	FREDERICTON	NB	E3B5Y4
YFCT01	FREDERICTON ARPT	J CLARK & SON LIMITED	FREDERICTON AIRPORT	FREDERICTON	NB	E3B4Z2
YGPT01	GASPE ARPT	AEROPORT DE GASPE		GASPE	QC	G4X2K2
YGRT01	ILES DE LA MADELEINE ARPT	ILES DE LA MADELEINE ARPT	205 CH DE L’AEROPORT, PB 758 CAP	ILES DE LA MADELEINE	QC	GOB1G0
YHDC01	DRYDEN - GOVERNMENT ST	SPADONI LEASING LTD	369 GOVERNMENT ST.(BEST WESTERN)	DRYDEN	ON	P8N2Y8
YHDT01	DRYDEN ARPT	SPADONI LEASING LTD	DRYDEN AIRPORT	DRYDEN	ON	P8N2Y8
YHFO01	HEARST	EASTVIEW PONTIAC BUICK	1416 FRONT STREET	HEARST	ON	P0L1N0
YHMC04	OAKVILLE - MAPLEGROVE DRIVE	SPENCERS CAR & TRUCK RENTAL	497 MAPLEGROVE DRIVE	OAKVILLE	ON	L6J7P5
YHMC05	HAMILTON - BURLINGTON STREET	NATIONAL CAR RENTAL	776 BURLINGTON ST.	HAMILTON	ON	L9B 1B9
YHME02	OAKVILLE-SPEERS RD	ABCAT INC	1149 SPEERS RD	OAKVILLE	ON	L6L2X5
YHMS01	SIMCOE - ONTARIO	NATIONAL CAR RENTAL	61 QUEENSWAY EAST	SIMCOE	ON	N3Y4L2
YHMS02	BRANTFORD - ONTARIO	1117608 ONTARIO INC	14 EASTON ROAD	BRANTFORD	ON	N3P 1J5
YHMW03	BURLINGTON - FAIRVIEW STREET	ARTHAVEN INVESTMENTS CORPORATION	4235 FAIRVIEW STREET UNIT #2	BURLINGTON	ON	L7L2A4

23

Station Id	Station Name	Address Line 1	Address Line 2	City	St	Zip
YHSO01	SECHELT	W L LIFE CONSULTANTS LTD	5623 WHARF ROAD	SECHELT	BC	V0N3AO
YHZC06	HALIFAX - BARRINGTON STREET	NATIONAL CAR RENTAL	2156 BARRINGTON STREET	HALIFAX	NS	B3K2W4
YHZC07	HALIFAX - WESTIN HOTEL	NATIONAL CAR RENTAL	1181 HOLLIS STREET	HALIFAX	NS	B3H2P6
YHZC44	ENFIELD - AEROTECH DR	NATIONAL CAR RENTAL	81 BELL BOULEVARD EXTENSION	ENFIELD	NS	B2T 1K3
YHZE04	DARTMOUTH - PORTLAND ST	NATIONAL CAR RENTAL	580 PORTLAND ST	DARTMOUTH	NS	B2W2M3
YHZN05	TRURO - ROBIE STREET	RAINBOW MOTORS LIMITED	204 ROBIE STREET	TRURO	NS	B2N5G6
YHZS01	HALIFAX - KEMPT ROAD	NATIONAL CAR RENTAL	3484 KEMPT ROAD	HALIFAX	NS	B3K 4X7
YHZT01	HALIFAX ARPT	NATIONAL CAR RENTAL	PO BOX 2121	HALIFAX	NS	B3J3B7
YJAO01	JASPER NATIONAL PARK-TRAIN STATION	ALPINE AUTO RENTALS	607 CONNAUGHT DRIVE	JASPER	AB	T0E1E0
YJTC02	STEPHENVILLE - WEST STREET	73 WEST STREET		STEPHENVILLE	NL	A2N1E5
YJTN01	CORNER BROOK - MAMATEEK INN	WOODWARD RENT A CAR LIMITED	MAPLE VALLEY RD. BOX 245	CORNER BROOK	NL	A2H6C9
YJTS01	PORT AUX-BASQUES	A1 AUTO	2 INDUSTRIAL PARK	PORT AUX-BASQUES	NL	A0M1C0
YJTT01	STEPHENVILLE ARPT	WOODWARD RENT A CAR LIMITED	170 TENNESEE DRIVE	STEPHENVILLE	NL	A2N2Y3
YKAC01	KAMLOOPS - WEST VICTORIA STREET	NATIONAL CAR RENTAL	174 WEST VICTORIA STREET	KAMLOOPS	BC	V2C1A4
YKAT01	KAMLOOPS ARPT	NATIONAL CAR RENTAL	KAMLOOPS AIRPORT	KAMLOOPS	BC	V2C2G9
YKFC28	KITCHENER 926 KING STREET E	656290 ONTARIO LIMITED	449 ST CHARLES ST. EAST	KITCHENER	ON	N2G4G1
YKFE01	CAMBRIDGE- ONTARIO	1117608 ONTARIO INC	2235 EAGLE ST N	CAMBRIDGE	ON	N1R6J8
YKFE04	GUELPH - ONTARIO	1117608 ONTARIO INC	895 WOODLAWD ROAD WEST	GUELPH	ON	N1K1B7
YKLO01	SCHEFFERVILLE	GESTIOR PORLIER LIMITEE	524 RUTH ST.	SCHEFFERVILLE	QC	G0G2T0
YKXC01	KIRKLAND LAKE - GOVERNMENT RD E.	MURDOCH GROUP INC	22 GOVERNMENT RD E.	KIRKLAND LAKE	ON	P2N1A3
YKXS02	NEW LISKEARD - WHITEWOOD AVENUE	MURDOCH GROUP INC	375 WHITEWOOD AVENUE	NEW LISKEARD	ON	P0J1P0
YKXT01	KIRKLAND LAKE ARPT	KIRKLAND LAKE AIRPORT		KIRKLAND LAKE	ON	PAN1A3
YLQC01	LA TUQUE - QUEBEC	NATINAL CAR RENTAL	1070 BOULEVARD DUCHARME	LA TUQUE	QC	G9X 3C4

24

Station Id	Station Name	Address Line 1	Address Line 2	City	St	Zip
YLWC01	KELOWNA - SPRINGFIELD ROAD	NATIONAL CAR RENTAL	1790 B SPRINGFIELD ROAD	KELOWNA	BC	V1Y5V6
YLWT01	KELOWNA ARPT	NATIONAL CAR RENTAL	#13-5533 KELOWNA AIRPORT	KELOWNA	BC	V1V1S1
YMEC01	VILLE DE MATANE	LOCATION DAUTOS BC INC	161 RUE FRASER	MATANE	QC	G4W3H2
YMEE01	STE-ANNE-DES-MONTS - QUEBEC	LOCATION D’AUTOS B.C. INC.	456, BOUL. STE-ANNE OUEST	STE-ANNE-DES-MONTS	QC	G4V1T3
YMGT01	MANITOUWADGE ARPT	SPADONI MOTORS LIMITED	MANITOU ROAD	MANITOUWADGE	ON	P0T2S0
YMJO01	MOOSE JAW - HIGH STREET WEST	NATIONAL CAR RENTAL	817 HIGH STREET W	MOOSE JAW	SK	S6H6L7
YMMC01	FT MCMURRAY RR# 1	FORT MCMURRAY	RR#1 2-1 AIRPORT	FORT MCMURRAY	AB	T9H5B5
YMMT01	FT MCMURRAY ARPT	MELS U-DRIVE (1978) LTD	RR #1	FORT MCMURRAY	AB	T9H5B5
YMQC10	MONTREAL RUE STANLEY STREET	NATIONAL LOCATION D’AUTOS	1200 RUE STANLEY STREET	MONTREAL	QC	H3B2S8
YMQE02	QUEBEC - CLOSED STATION	NATIONAL CAR RENTAL	8055, BOUL. LANGELIER	ST-LEONARD	QC	H1P2B7
YMQE07	ST LAURENT QUEBEC	NATIONAL CAR RENTAL	310 DECARIE BLVD	ST LAURENT	QC	H4N2M2
YMQE13	MCMASTERVILLE - LAURIER BLVD	541 LAURIER BLVD		MCMASTERVILLE	QC	J3G1R1
YMQE25	ST-HYACINTHE	NATIONAL CAR RENTAL	5765 BOULEVARD LAURIER	ST-HYACINTHE	QC	J2S3V9
YMQN01	MONTREAL NORTH-MOZART STREET EAST	NATIONAL CAR RENTAL	33 MOZART STREET EAST	MONTREAL NORTH	QC	H2S1B1
YMQN05	MONTREAL - ST-LEONARD, QC	NATIONAL CAR RENTAL	8055, LANGELIER	ST-LEONARD, MONTREAL	QC	H1P2B7
YMQN08	LAVAL - BLVD DES LAURENTIDES	NATIONAL CAR RENTAL	1585 BLVD DES LAURENTIDES	LAVAL	QC	H7N4Y6
YMQN09	MONTREAL - ST JACQUES STREET WEST	NATIONAL CAR RENTAL	6511 ST JACQUES STREET WEST	MONTREAL	QC	H4B1V3
YMQN17	REPENTIGNY - NOTRE DAME ST	701 NOTRE DAME		REPENTIGNY	QC	J6A2X1
YMQN20	JOLIETTE - VISITATION STREET	600 VISITATION STREET		ST CHARLES DE BORROMEE	QC	J6E4P6
YMQN21	JONQUIERE - BOUL HARVEY	3105-3143 QUEBEC INC	3635 BOUL HARVE	JONQUIERE	QC	G7X3B2
YMQN22	MONT-TREMBLANT - ROUTE 117 NORD	LOCATION G ROYER INC	1595- ROUTE 17	MONT-TREMBLANT	QC	J8E2X9
YMQN24	ST AGATHE DES MONTS - PRINCIPAL ST	LOCATION G ROYER INC	661 PRINCIPAL STREET	ST AGATHE DES MONTS	QC	J8C1L1

25

Station Id	Station Name	Address Line 1	Address Line 2	City	St	Zip
YMQN26	ST EUSTACHE - BLVD INDUSTRIEL	10 BLVD INDUSTRIEL		ST EUSTACHE	QC	J7R5B8
YMQN28	ST JEROME - SIR WILFRED LAURIER	14315 SIR WILFRID LAURIER		ST JEROME	QC	J7T5T4
YMQN29	BLAINVILLE - CURE LABELLE	620 CURE LABELLE		BLAINVILLE	QC	J7C2H9
YMQN32	MONTREAL - CHOMEDEY, QUEBEC	NATIONAL CAR RENTAL	2460, BOUL. CURE LABELLE	CHOMEDEY	QC	H7T1R1
YMQS05	LEMOYNE - TASCHEREAU BLVD.	NATIONAL CAR RENTAL	1080 TASCHEREAU BLVD.	LEMOYNE	QC	J4P3P6
YMQS11	VILLE LASALLE-BOULEVARD NEWMAN	9100 BOULEVARD NEWMAN		VILLE LASALLE	QC	H8R1Y8
YMQS23	SOREL - ROUTE MARIE-VICTORIN	PAUL GAMELIN & FILS INC	2628 BOUL FISET	SOREL-TRACY	QC	J3P5J9
YMQS35	VALLEYFIELD - CHEMIN LAROQUE	90456 CANADA LTEE	430 CHEMIN LAROQUE	VALLEYFIELD	QC	J6T4C5
YMQW06	POINTE CLAIRE - ST JEAN BLVD	NATIONAL CAR RENTAL	601 ST. JEAN BLVD.	POINTE CLAIRE	QC	H9R3K1
YMQW15	VAUDREUIL - BLVD HARWOOD	200 BOULEVARD HARWOOD		VAUDREUIL / DORION	QC	J7V1Y2
YMTO01	CHIBOUGAMAU	CHIBOUGAMAU AUTOMOBILE INC	859-3E RUE	CHIBOUGAMAU	QC	G8P1R1
YMXT02	MONTREAL MIRABEL ARPT	NATIONAL CAR RENTAL	TERMINAL B1-10	MONTREAL	QC	J7N1A2
YNDC01	HULL - OTTAWA	NATIONAL CAR RENTAL	725H DE LA CARRIERE	HULL	QC	J8Y6T9
YNDC03	GATINEAU - OTTAWA	NATIONAL CAR RENTAL	415 BOUL MALONEY OUEST	GATINEAU	QC	J8P 6W2
YOJC01	HIGH LEVEL-ESSO STATION HIGHWAY 35	847846 ALBERTA LTD	LOT C2 HIGH LEVEL AIRPORT	HIGH LEVEL	AB	T0H1Z0
YOJT01	HIGH LEVEL ARPT	LOT C2 HIGH LEVEL AIRPORT		HIGH LEVEL	AB	TOH1Z0
YOOC01	OSHAWA-ONTARIO	NATIONAL CAR RENTAL	282 KING STREET WEST	OSHAWA	ON	L1J2J9
YOSC01	OWEN SOUND - ONTARIO	GREY MOTORS PONTIAC BUICK GMC LTD.	R.R. 5, BOX 790	OWEN SOUND	ON	N4K 5W9
YOWC05	OTTAWA-QUEEN STREET	NATIONAL CAR RENTAL	226 QUEEN STREET	OTTAWA	ON	K1P5Z4
YOWC09	OTTAWA-BANK STREET(SOUTHSIDE)	NATIONAL CAR RENTAL	1770 BANK ST	OTTAWA	ON	K1V7Y6
YOWC39	OTTAWA / CANADA POST ONLY	NATIONAL CAR RENTAL	2701 RIVERSIDE DRIVE	OTTAWA	ON	K1A 0B1
YOWC40	OTTAWA TELESAT**DO NOT BOOK **	1601 TELESAT COURT		GLOUCESTER	ON	K1B 5P4

26

Station Id	Station Name	Address Line 1	Address Line 2	City	St	Zip
YOWS04	OTTAWA-ST LAURENT BLVD	NATIONAL CAR RENTAL	1733 ST LAURENT BLVD	OTTAWA	ON	K1G3V4
YOWS05	MANOTICK-ONTARIO	1534362 ONTARIO INC	3788 PRINCE OF WALES DRIVE	MANOTICK	ON	K4M1A3
YOWT01	OTTAWA ARPT	NATIONAL CAR RENTAL	50 AIRPORT ROAD	OTTAWA	ON	K1V9B4
YOWW07	KANATA OTTAWA CARBROOKE RD	NATIONAL CAR RENTAL	7 CARBROOKE RD	KANATA	ON	K2L1B1
YOWW20	ARNPRIOR - BASKIN DRIVE	NATIONAL CAR RENTAL	19 BASKIN DRIVE	ARNPRIOR	ON	K7S3G8
YPET01	PEACE RIVER ARPT	MELS U-DRIVE (1978) LTD	BOX 7014	PEACE RIVER	AB	T8S1S7
YPQC01	PETERBOROUGH	1392612 ONTARIO INC	779 ERSKINE AVENUE	PETERBOROUGH	ON	K9J5V1
YPQN03	HALIBURTON - ONTARIO	CURRY MOTORS LIMITED	BOX 30, HIGHLAND STREET	HALIBURTON	ON	K0M1S0
YPQN04	LINDSAY - ANGELINE ST NORTH	ECONOMY LEASING LTD	129 ANGELINE ST NORTH	LINDSAY	ON	K9V4M9
YPQN05	BANCROFT	BANCROFT MOTORS LTD	1 VALLEYFIELD DRIVE BOX 1420	BANCROFT	ON	K0L1C0
YPQS03	COBOURG - DIVISON STREET	1006336 ONTARIO INC	7789 HIGHWAY #2 WEST RR# 4	COBOURG	ON	K9A4J7
YPRC01	PRINCE RUPERT - 2ND AVE WEST	NATIONAL CAR RENTAL	815 FIRST AVENUE WEST SUITE 106	PRINCE RUPERT	BC	V8J 1B8
YPRT01	PRINCE RUPERT ARPT	NATIONAL CAR RENTAL	815 FIRST AVENUE WEST SUITE 106	PRINCE RUPERT	BC	V8J 1B8
YPSC01	PORT HAWKESBURY/PORT HASTINGS	NATIONAL CAR RENTAL	46 PAINT STREET	PORT HAWKESBURY	NS	B9A3K1
YQBC01	QUEBEC - BOUL. CHAREST	NATIONAL CAR RENTAL	542 BOUL. CHAREST EST	QUEBEC	QC	G1K8L1
YQBN05	QUEBEC - JEAN TALON	NATIONAL CAR RENTAL	2238 JEAN TALON NORD	STE-FOY	QC	G1N2G3
YQBS03	ST GEORGE DE BEAUCE - LACROIX BLVD	9015 LACROIX BLVD		ST GEORGE DE BEAUCE	QC	G5Y2B4
YQBS26	LEVIS - QUEBEC	NATIONAL CAR RENTAL	72 PRESIDENT KENNEDY	LEVIS	QC	G6V6C9
YQBT01	QUEBEC AEROPORT INT’L JEAN-LESAGE	AEROPORT INT’L JEAN-LESAGE	510 ROUTE PRINCIPALE	STE-FOY	QC	G2E5W1
YQBW15	COWANSVILLE - RUE RIVIERE	352 RUE RIVIERE		COWANSVILLE	QC	J2K1M8
YQBW20	DRUMMONDVILLE - BOUL ST JOSEPEH	1210 BOUL LEMIRE		DRUMMONDVILLE	QC	J2C7W6
YQBW25	GRANBY -QUEBEC	NATIONAL CAR RENTAL	565 RUE PRINCIPALE	GRANBY	QC	J2G2X4

27

Station Id	Station Name	Address Line 1	Address Line 2	City	St	Zip
YQFC01	RED DEER - TAYLOR DRIVE	MID ALTA MOTORS LTD	2319 TAYLOR DRIVE	RED DEER	AB	T4R2RL
YQGC02	WINDSOR-HOWARD AVE	NATIONAL CAR RENTAL	2545 HOWARD AVE	WINDSOR	ON	N8X3W1
YQGT01	WINDSOR ARPT	NATIONAL CAR RENTAL	3200 COUNTY RD #42	WINDSOR	ON	N9A6J3
YQKC01	KENORA - 9TH ST NORTH	IVEY AVIATION LTD	1335 9TH ST NORTH	KENORA	ON	P9N2T8
YQKC02	SIOUX LOOKOUT	ARPT PARKING		SIOUX LOOKOUT	ON
YQKT01	KENORA ARPT	IVEY AVIATION LTD	1335 9TH ST NORTH	KENORA	ON	P9N2T8
YQLC01	LETHBRIDGE	NATIONAL CAR RENTAL	304 STAFFORD DRIVE NORTH	LETHBRIDGE	AB	T1H2A6
YQLT01	LETHBRIDGE ARPT	NATIONAL CAR RENTAL	417 STUBB ROSS ROAD	LETHBRIDGE	AB	T1K7N3
YQMC01	MONCTON - MOUNTAIN RD	J CLARK & SON LIMITED	548 MOUNTAIN RD	MONCTON	NB	E1C2N8
YQMT01	MONCTON ARPT	MONCTON AIRPORT	1575 CHAMPLAIN STREET	DIEPPE	NB	E1A7P5
YQQC02	COURTENAY - OLD ISLAND HIGHWAY	HALT HOLDINGS LTD	320 OLD ISLAND HIGHWAY	COURTENAY	BC	V9N3P2
YQQT01	COMOX ARPT	HALT HOLDINGS LTD	COMOX REGIONAL AIRPORT	LAZO	BC	V0R2K0
YQRC48	REGINA - SASKATCHEWAN	NATIONAL CAR RENTAL	2361 A 1ST AVE.	REGINA	SK	S4R 8G4
YQRT01	REGINA ARPT	NATIONAL CAR RENTAL	2627 AIRPORT ROAD	REGINA	SK	S4W1A4
YQTC01	THUNDER BAY - SIFTON AVE	SPADONI LEASING LTD	450 SIFTON AVE	THUNDER BAY	ON	P7E6M2
YQTN10	GERALDTON - MAIN STREET	SPADONI LEASING LTD	854 MAIN STREET	GERALDTON	ON	P0T1M0
YQTT01	THUNDER BAY ARPT	THUNDER BAY AIRPORT		THUNDER BAY	ON	P7C4W4
YQUC04	GRANDE PRAIRIE - 121 AVENUE	MELS U-DRIVE (1978) LTD	9904 - 121 AVENUE	GRANDE PRAIRIE	AB	T8V4J1
YQUT01	GRANDE PRAIRIE ARPT	MELS U-DRIVE (1978) LTD	9904 - 121 AVENU	GRANDE PRAIRIE	AB	T8V4J1
YQXC01	GANDER INTOWN	112 TRANS CANADA HIGHWAY		GANDER	NL	A1V1P8
YQXP01	LEWISPORTE, NF	LABRADOR FERRY TERMINAL	P.O. BOX 21297	LEWISPORTE	NL	A0G3A0
YQXT01	GANDER ARPT	WOODWARD RENT A CAR LIMITED	GANDER AIRPORT	GANDER	NL	A1V1W5
YQYS02	NORTH SYDNEY - QUEENS ST	NATIONAL CAR RENTAL	158 QUEENS ST	NORTH SYDNEY	NS	B2A1B3
YQYT01	SYDNEY ARPT	SYDNEY AIRPORT		SYDNEY	NS	B1P5K9
YQZC01	QUESNEL - FRONT ST	NATIONAL CAR RENTAL	310 FRONT STREET	QUESNEL	BC	V2J2M2

28

Station Id	Station Name	Address Line 1	Address Line 2	City	St	Zip
YQZT01	QUESNEL ARPT	NATIONAL CAR RENTAL	QUESNEL AIRPORT	QUESNEL	BC	V2J2Y5
YRIC01	RIVIERE DU LOUP	LOCATION DAUTOS BC INC	7 COTE ST-JACQUES	RIVIERE DU LOUP	QC	G5R2N7
YRJT01	ROBERVAL ARPT	AIR ROBERVAL LTEE	R R #1 AEROPORT	ROBERVAL	QC	G8H2M9
YRQC03	TROIS RIVIERES	NATIONAL CAR RENTAL	7300 NOTRE DAME	TROIS RIVIERES	QC	G9B1W8
YRQE02	ST HILAIRE - BOUL LAURIER	733 BOUL LAURIER		SAINT HILAIRE	QC	J3H4X8
YRQN10	SHAWINIGAN - QUEBEC	NATIONAL CAR RENTAL	5570 BOULEVARD ROYAL	SHAWINIGAN	QC	G9N4R8
YRVE10	GOLDEN - 11TH AVENUE SOUTH	RAYMOND JOHNSON COMPANY LTD	915-11TH AVENUE SOUTH	GOLDEN	BC	V0A1H0
YSBC02	SUDBURY - KINGSWAY	MURDOCH GROUP INC	1150 KINGSWAY	SUDBURY	ON	P3B2E5
YSBC03	CHELMSFORD - RADISSON AVE	TOTAL AUTO GLASS	3248 RADISSON AVE UNIT #2	CHELMSFORD	ON	P0M1L0
YSBS04	VAL CARON - BELISLE DRIVE	IMPERIAL COLLISION	2854 BELISLE DRIVE	VAL CARON	ON	P3N1B3
YSBT01	SUDBURY ARPT	SUDBURY AIRPORT	SKEAD ROAD	SUDBURY	ON
YSCC03	SHERBROOKE - QUEBEC	NATIONAL CAR RENTAL	4339 BOULEVARD BOURQUE	SHERBROOKE	QC	J1N1S4
YSCN05	VICTORIAVILLE - BOUL BOIS FRANC SUD	LOCATION D AUTOS S R S ENR	163 BOUL BOIS FRANC SUD	VICTORIAVILLE	QC	G6P4S5
YSCN06	VICTORIAVILLE - QUEBEC	NATIONAL CAR RENTAL	885 NOTRE-DAME EST	VICTORIAVILLE	QC	G6P4B8
YSJC01	SAINT JOHN - ROTHESAY AVE	J CLARK & SON LIMITED	242 ROTHESAY AVE	SAINT JOHN	NB	E2L4B3
YSJT01	SAINT JOHN ARPT	J CLARK & SON LIMITED	242 ROTHESAY AVE	ST JOHN	NB	E2N1L7
YSNC01	SALMON ARM - TRANS CANADA HWY WEST	SALMON ARM MOTOR U-DRIVE	911 TRANS CANADA HWY WEST	SALMON ARM	BC	V1E4N7
YSPC01	MARATHON	PENINSULA ROAD		MARATHON	ON	P0T2E0
YTAC01	PEMBROKE - PEMBROKE ST W	MURDOCH GROUP INC	379 PEMBROKE ST W.	PEMBROKE	ON	K8A6X9
YTAE01	RENFREW - ONTARIO	PROTYRE SALES AND SERVICE	HIGHWAY 60 WEST	RENFREW	ON	K7V1A1
YTAO01	PEMBROKE ARPT	MURDOCH GROUP INC	379 PEMBROKE ST WEST	PEMBROKE	ON	K8A6X9
YTAS02	PERTH - ONTARIO	MURDOCH GROUP INC	65 DUFFERIN STREET	PERTH	ON	K7H3A5
YTAW01	DEEP RIVER - HIGHWAY 17 EAST	MURDOCH GROUP INC	20 HIGHWAY 17 EAST	DEEP RIVER	ON	K0J1P0
YTFC02	ALMA - AVE DU PONT SUD	3105-3143 QUEBEC INC	495 AVE DU PONT SUD	ALMA	QC	G7H1Y2
YTHC01	THOMPSON - MANITOBA	THOMPSON CHRYSLER LTD.	40 STATION ROAD	THOMPSON	MB	R8N ON4

29

Station Id	Station Name	Address Line 1	Address Line 2	City	St	Zip
YTHT01	THOMPSON AIRPORT	NATIONAL CAR RENTAL	THOMPSON AIRPORT	THOMPSON	MB	R8N ON4
YTJT01	TERRACE BAY ARPT	TERRACE BAY AIRPORT		TERRACE BAY	ON
YTOC01	TORONTO - YONGE AND BLOOR	NATIONAL CAR RENTAL	930 YONGE ST	TORONTO	ON	M4W3C9
YTOC02	TORONTO-UNION STATION	NATIONAL CAR RENTAL	65 FRONT STREET WEST	TORONTO	ON	M5J1E6
YTOC03	TORONTO ISLAND AIRPORT	TORONTO ISLAND AIRPORT	65 FRONT STREET EAST	TORONTO	ON	M5J1E6
YTOC04	MARKHAM-5 MCINTOSH DR.	NATIONAL CAR RENTAL	5 MCINTOSH DRIVE	MARKHAM	ON	L3R8C7
YTOC05	TORONTO-FAIRVIEW MALL	NATIONAL CAR RENTAL	1800 SHEPPARD AVENUE EAST	TORONTO	ON	M2J5A7
YTOC06	TORONTO - HOLIDAY INN AIRPORT	NATIONAL CAR RENTAL	600 DIXON ROAD - HOLIDAY INN	TORONTO	ON	M9W1J1
YTOC07	TORONTO - JARVIS AND RICHMOND	NATIONAL CAR RENTAL	128 RICHMOND STREET EAST	TORONTO	ON	M5C1P1
YTOC08	MISSISSAUGA-DIXIE & DUNDAS ONTARIO	NATIONAL CAR RENTAL	1525 DUNDAS STREET EAST	MISSISSAUGA	ON	L4X1L3
YTOE12	TORONTO-VICTORIA PARK	NATIONAL CAR RENTAL	1900 VICTORIA PARK	SCARBOROUGH	ON	M1R1T6
YTOE21	TORONTO-BLOOR AND ISLINGTON	NATIONAL CAR RENTAL	3300 BLOOR ST WEST	ETOBICOKE	ON	M8X2W8
YTON11	SIMCOE REGIONAL ARPT	SIMCOE REGIONAL AIRPORT	FAIRGROUNDS ROAD LINE #7	ORO STATION	ON	L0L2E0
YTON14	TORONTO - YONGE & SHEPPARD	NATIONAL CAR RENTAL	4728 YONGE STREET	WILLOWDALE	ON	M2N5M6
YTON30	BARRIE - ANNE ST. S.	MURDOCH GROUP INC	134 ANNE STREET SOUTH, UNIT B	BARRIE	ON	L4N6A2
YTON33	COLLINGWOOD - HUME STREET	LEWIS MOTOR SALES INC	40 SOUTH SERVICE ROAD	COLLINGWOOD	ON	L9Y5A7
YTON36	ORILLIA - FRONT ST N	MURDOCH GROUP INC	59 FRONT ST N	ORILLIA	ON	L3V4R7
YTOW01	MILTON - ONTARIO	GORRUD LIMITED	410 STEELES AVENUE	MILTON	ON	L9T1Y4
YTOW26	TORONTO - REXDALE AND HIGHWAY 27	NATIONAL CAR RENTAL	360 REXDALE BOULEVARD	REXDALE	ON	M1W1R7
YTOW27	GEORGETOWN - MOUNTAINVIEW RD N.	ANDREW MURRAY MOTORS LIMITED	33 MOUNTAINVIEW RD N.	GEORGETOWN	ON	L7G4J7
YTOW29	MISSISSAUGA - 1 CITY CENTRE DRIVE	NATIONAL CAR RENTAL	1 CITY CENTRE DRIVE	MISSISSAUGA	ON	L5B1M2
YTRO01	TRENTON	1006336 ONTARIO INC	106 FRONT STREET	TRENTON	ON	K2V4N7

30

Station Id	Station Name	Address Line 1	Address Line 2	City	St	Zip
YTSC01	TIMMINS - ALGONQUIN EAST	MURDOCH GROUP INC	470 ALGONQUIN EAST	TIMMINS	ON	P4N1B7
YTST01	TIMMINS ARPT	TIMMINS AIRPORT		TIMMINS	ON
YULT01	MONTREAL DORVAL ARPT	NATIONAL CAR RENTAL	975 ROME0 VACHON SUITE CT-1	MONTREAL	QC	H4Y 1H1
YUYC01	ROUYN NORANDA - AVENUE LARIVIERE	LOCATION DION	1083 AVENUE LARIVIERE	ROUYN NORANDA	QC	J9X4K9
YUYT01	ROUYN NORANDA ARPT	ROUYN NORANDA AIRPORT		ROUYN NORANDA	QC	J9X5C8
YVOC01	VAL DOR - AVENUE CENTRALE	LOCATION AUBE LTEE	50 4 AVENUE	VAL D’OR	QC	J9P1G1
YVOT01	VAL DOR ARPT	VAL DOR AIRPORT		VAL DOR	QC	J9P1G1
YVRC06	VANCOUVER - W GEORGIA ST	NATIONAL CAR RENTAL	1130 WEST GEORGIA STREET	VANCOUVER	BC	V6E3H7
YVRC08	VANCOUVER-WEST BROADWAY	NATIONAL CAR RENTAL	1770 WEST BROADWAY	VANCOUVER	BC	V6J1Y1
YVRC09	VANCOUVER PAN PACIFIC HOTEL	NATIONAL CAR RENTAL	999 CANADA PLACE	VANCOUVER	BC	V6C 3B5
YVRC10	VANCOUVER SE MARINE DRIVE	QUALITY INN MOTEL	729 SE MARINE DRIVE	VANCOUVER	BC	V5X2T9
YVRE03	SURREY - SCOTT ROAD	NATIONAL CAR RENTAL	6280 120TH STREET	SURREY	BC	V3X1Y7
YVRE07	VANCOUVER-LOUGHEED HWY	NATIONAL CAR RENTAL	3545 LOUGHEED HWY	VANCOUVER	BC	V7L1L8
YVRE08	SURREY CITY CENTRE-KING GEORGE HWY	NATIONAL CAR RENTAL	10376 KING GEORGE HIGHWAY	SURREY	BC	V3T 2W5
YVRS02	BURNABY HILTON METROTOWN	NATIONAL CAR RENTAL	6083 MCKAY AVE	BURNABY	BC	V5H2W7
YVRS05	RICHMOND - HILTON HOTEL	NATIONAL CAR RENTAL	111 - 5911 MINORU BOULEVARD	RICHMOND	BC	V6X4C7
YVRS06	VANCOUVER SOUTH TERMINAL	NATIONAL CAR RENTAL	4400 COWLEY CRESCENT	RICHMOND	BC	V6X1B8
YVRS07	LANGLEY - BRITISH COLUMBIA	NATIONAL RENTALS INC.	20168 FRASER HWY	LANGLEY	BC	V3A4E6
YVRT01	VANCOUVER INTL ARPT	NATIONAL CAR RENTAL	3866 MC DONALD RD	RICHMOND	BC	V7L1L8
YWGC02	WINNIPEG-ELLICE AVE	NATIONAL CAR RENTAL	283 ELLICE AVE	WINNIPEG	MB	R3B1X6
YWGC04	WINNIPEG-WAVERLEY STREET	NATIONAL CAR RENTAL	1700 WAVERLEY STREET	WINNIPEG	MB	R3T5V7
YWGC05	WINNIPEG-ESSO AVITAT	NATIONAL CAR RENTAL	10 HANGER LINE RD	WINNIPEG	MB	R3J3Y7
YWGC06	WINNIPEG-2405 PEMBINA HWY	NATIONAL CAR RENTAL	2405 PEMBINA HWY	WINNIPEG	MB	R3T2H4
YWGC07	WINNIPEG-REGENT AVENUE	NATIONAL CAR RENTAL	1355 REGENT AVENUE	WINNIPEG	MB	R2C3B2
YWGC08	WINNIPEG - MCPHILIPS	NATIONAL CAR RENTAL	S.B. 1425 MCPHILLIPS STREET	WINNIPEG	MB	R2V 3C8

31

Station Id	Station Name	Address Line 1	Address Line 2	City	St	Zip
YWGS03	STEINBACH - MAIN STREET	STEINBACH DODGE CHRYSLER LTD	208 MAIN STREET	STEINBACH	MB	R0A2AO
YWGS05	WINNIPEG-WAVERLY ESSO	NATIONAL CAR RENTAL	1437 WAVERLY STREET	WINNIPEG	MB	R3TOP7
YWGT01	WINNIPEG ARPT	NATIONAL CAR RENTAL	2000 WELLINGTON AVE	WINNIPEG	MB	R2R0S6
YWKN01	LABRADOR CITY - AVALON DRIVE	LOCATION D AU O WABUSH LTEE	55 AVALON DRIVE	LABRADOR CITY	NL	A2V1K3
YWKT01	WABUSH ARPT	LOCATION D AU O WABUSH LTEE	WABUSH AIRPORT	WABUSH	NL	A0R1B0
YWLC01	WILLIAMS LAKE - DONALD ROAD	NATIONAL CAR RENTAL	#4 N. BROADWAY	WILLIAMS LAKE	BC	V2G1B9
YWLT01	WILLIAMS LAKE ARPT	NATIONAL CAR RENTAL	# 4 NORTH BROADWAY	WILLIAMS LAKE	BC	V2G 1B8
YXCC01	CRANBROOK - CRANBROOK STREET NORTH	565682 BC LTD	1725 CRANBROOK STREET NORTH	CRANBROOK	BC	V1C3S9
YXCT01	CRANBROOK ARPT	565682 BC LTD	9370 AIRPORT ACCESS ROAD	CRANBROOK	BC	VIC7E4
YXDN08	EDMONTON-ESSO AVIATION/COUNTER ONLY	NATIONAL CAR RENTAL	77 AIRPORT ROAD	EDMONTON	AB	T5G 0W6
YXEC02	SASKATOON - AVENUE C NORTH	NATIONAL CAR RENTAL	111-2301 AVENUE C NORTH	SASKATOON	SK	S7L5Z5
YXEC03	SASKATOON - AVENUE C SOUTH	NATIONAL CAR RENTAL	222 AVENUE C SOUTH	SASKATOON	SK	S7M1N2
YXET01	SASKATOON ARPT	SASKATOON AIRPORT	2625 AIRPORT DRIVE (306-665-7703)	SASKATOON	SK	S7L 7L1
YXHT01	MEDICINE HAT ARPT	ADVANTAGE LEASING & RENTALS	MEDICINE HAT MUNICIPAL AIRPORT	MEDICINE HAT	AB	T1A4G9
YXJC01	FORT ST JOHN	MELS U-DRIVE (1978) LTD	RR #1,SITE 7, COMP.11	FORT ST JOHN	BC	V1J4M6
YXJT01	FT ST JOHN ARPT	MELS U-DRIVE (1978) LTD	RR#1, SITE 7, COMP 11	FORT ST JOHN	BC	V1J4M6
YXKO01	RIMOUSKI	LOCATION DAUTOS BC INC	370 MONTEE INDUSTRIELLE CP 668 SUC	RIMOUSKI	QC	G5L7C7
YXRO01	EARLTON	MURDOCH GROUP INC	EARLTON AIRPORT	EARLTON	ON
YXSC01	PRINCE GEORGE - 7TH AVENUE	NATIONAL CAR RENTAL	1350 7TH AVENUE	PRINCE GEORGE	BC	V2L3P1
YXST01	PRINCE GEORGE ARPT	NATIONAL CAR RENTAL	4141 AIRPORT RD	PRINCE GEORGE	BC	V2L2Y6
YXTC01	TERRACE - LAKELSE AVENUE	NATIONAL CAR RENTAL	4542 LAKELSE AVENUE	TERRACE	BC	V8G1P8
YXTT01	TERRACE ARPT	NATIONAL CAR RENTAL	TERRACE AIRPORTAR LTD	TERRACE	BC	V8G1P8
YXUC04	LONDON-HORTON ST. EAST	NATIONAL CAR RENTAL	290 HORTON ST. EAST	LONDON	ON	N6B1L4

32

Station Id	Station Name	Address Line 1	Address Line 2	City	St	Zip
YXUN01	ST. MARYS - QUEEN STREET WEST	DOWNTOWN PONTIAC BUICK GMC	449 QUEENS STREET WEST	ST. MARYS	ON	N4X1B7
YXUT01	LONDON ARPT	NATIONAL CAR RENTAL	1750 CRUMLIN RD	LONDON	ON	N5V3B6
YXXO01	ABBOTSFORD - BRITISH COLUMBIA	CLEARWAY RENTALS INC.	31808 SOUTH FRASER WAY	ABBOTSFORD	BC	V2T1V3
YXYC01	WHITEHORSE - RANGE ROAD	NORCAN LEASING LTD	213 RANGE ROAD	WHITEHORSE	YT	Y1A3E5
YXYT01	WHITEHORSE ARPT	WHITEHORSE AIRPORT		WHITEHORSE	YT	Y1AIB4
YXZC04	WAWA - MISSION RD	SPADONI LEASING LTD.	70 MISSION RD	WAWA	ON	P0S1K0
YXZT01	WAWA ARPT	WAWA AIRPORT	HIGHWAY 101 SOUTH	WAWA	ON	P0S1K0
YYBC01	NORTH BAY - SEYMOUR STREET	MURDOCH GROUP INC	1864 SEYMOUR STREET	NORTH BAY	ON	P1B8J8
YYBS04	HUNTSVILLE - HOWLAND DR	CHECKERED FLAG TRK & AUTO	10 HOWLAND DR	HUNTSVILLE	ON	P1H1M3
YYBT01	NORTH BAY ARPT	MURDOCH GROUP INC	NORTH BAY ARPT	NORTH BAY	ON	P1B8J8
YYCC01	CALGARY-5TH AVE S.E.	NATIONAL CAR RENTAL	114 5TH AVE S.E.	CALGARY	AB	T2E7L2
YYCC02	CALGARY-MACLEOD TRAIL SOUTH	NATIONAL CAR RENTAL	4206 MACLEOD TRAIL S.W.	CALGARY	AB	T2G2R7
YYCC03	CALGARY-BLACKFOOT TRAIL SE	NATIONAL CAR RENTAL	5940 BLACKFOOT TRAIL S.E.	CALGARY	AB	T2H2B5
YYCC12	CALGARY-BOW TRAIL S.W.	NATIONAL CAR RENTAL	1720 BOW TRAIL S.W.	CALGARY	AB	T2T5P7
YYCN20	DRUMHELLER - HIGHWAY 9 SOUTH	WESTERN CHEV OLDS CADILLAC	910 HIGHWAY 9 SOUTH	DRUMHELLER	AB	T0J0Y0
YYCS11	CALGARY-78TH AVE NE	NATIONAL CAR RENTAL	2335-78TH AVENUE N.E.	CALGARY	AB	T2E7L2
YYCT01	CALGARY ARPT	NATIONAL CAR RENTAL	2000 AIRPORT RD N.E.	CALGARY	AB	T2E6W5
YYDC01	SMITHERS - HIGHWAY 16 WEST	NATIONAL CAR RENTAL	HIGHWAY 16 WEST	SMITHERS	BC	V0J2N0
YYDT01	SMITHERS ARPT	NATIONAL CAR RENTAL	SMITHERS AIRPORT	SMITHERS	BC	V0J2N0
YYEC01	FT NELSON - 50TH AVE NORTH	MELS U-DRIVE (1978) LTD	4528 50TH AVE NORTH	FORT NELSON	BC	V0C1R0
YYET01	FT NELSON ARPT	MELS U-DRIVE (1978) LTD	BOX 2221	FORT NELSON	BC	V0C1R0
YYFC01	PENTICTON-WESTMINSTER AVE WEST	AMP ENTERPRISES	188 WESTMINSTER AVENUE WEST	PENTICTON	BC	V2A1J8
YYFT01	PENTICTON ARPT	PENTICTON AIRPORT		PENTICTON	BC	V2A6E9
YYGC01	CHARLOTTETOWN - PRINCE STREET	NATIONAL CAR RENTAL	10 PRINCE STREET	CHARLOTTETOWN	PE	C1A4P6

33

Station Id	Station Name	Address Line 1	Address Line 2	City	St	Zip
YYGC03	CHARLOTTETOWN - EXHIBITION DRIVE	NATIONAL CAR RENTAL	30A EXHIBITION DRIVE	CHARLOTTETOWN	PE	C1A5Z5
YYGT01	CHARLOTTETOWN ARPT	NATIONAL CAR RENTAL	250 MAPLE HILLS AVENUE	CHARLOTTETOWN	PE	C1C1N2
YYJC01	VICTORIA DOWNTOWN & INNER HARBOUR	HALT HOLDINGS LTD	767 DOUGLAS STREET	VICTORIA	BC	V8W2B4
YYJC04	VICTORIA - TRAVELLERS INN MIDTOWN	HALT HOLDINGS LTD	TRAVELERS INN 2898 DOUGLAS STREET	VICTORIA	BC	V8T 4M9
YYJT01	VICTORIA INTERNATIONAL ARPT	HALT HOLDINGS LTD	1640 ELECTRA BLVD	VICTORIA	BC	V8W2B4
YYJW01	VICTORIA - COLWOOD	HALT HOLDINGS LTD	#103 - 1830 ISLAND HWY	VICTORIA	BC	V9B 1J2
YYRC01	HAPPY VALLEY - TENTH STREET	2 TENTH STREET	PO BOX 913 STN A	GOOSE BAY/LABRADOR	NL	A0P1SO
YYRT01	GOOSE BAY ARPT	GOOSE BAY AIRPORT	PO BOX 913, STN A	GOOSE BAY,LABRADOR	NL	A0P1SO
YYTC01	ST JOHNS - NEW GOWER STREET	WOODWARD RENT A CAR LIMITED	120 NEW GOWER STREET	ST JOHN’S	NL	A1C1P1
YYTC44	YYTC44 - ADMIN	WOODWARD RENT A CAR LIMITED	152 AIRPORT ROAD	ST JOHNS	NL	A1A 5G6
YYTT01	ST JOHNS ARPT	ST JOHNS ARPT	TERMINAL ACCESS ROAD	ST JOHN’S	NL	A1A5G6
YYTW10	BAY ROBERTS - CONCEPTION BAY HWY	P O BOX 1020	CONCEPTION BAY HWY	BAY ROBERTS	NL	A0A1G0
YYUC01	KAPUSKASING - RIVERSIDE DRIVE	EASTVIEW CHEVROLET OLDSMOBILE	222 GOVERNMENT RD	KAPUSKASING	ON	P5N2X2
YYUT01	KAPUSKASING ARPT	KAPUSKASING AIRPORT		KAPUSKASING	ON	P5N1A6
YYYT01	MONT JOLI ARPORT	AERPORT DE MONT-JOLI		MONT JOLI	QC	G5H4A4
YYZT01	TORONTO ARPT	NATIONAL CAR RENTAL	PEARSON INTERNATIONAL AIRPORT	TORONTO	ON	L5P1A2
YZEO01	GORE BAY / MANITOULIN ISLE	MURDOCH GROUP INC	RR #2, HIGHWAY 540	GORE BAY	ON	P0P1H0
YZFN01	YELLOWKNIFE - 50TH STREET	TEDS U-DRIVE LTD	5118 50TH STREET	YELLOWKNIFE	NT	X1A2N2
YZFT01	YELLOWKNIFE ARPT	TED’S U DRIVE LTD.	YELLOWKNIFE AIRPORT	YELLOWKNIFE	NT	X1A2N2
YZRC01	SARNIA - SOUTH VIDAL	1109701 ONTARIO LIMITED	623 SOUTH VIDAL	SARNIA	ON	N7T7L7
YZRS01	WALLACEBURG - ONTARIO	988707 ONTARIO LTD.	304 ARNOLD STREET	WALLACEBURG	ON	N8A 3P5
YZRT01	SARNIA ARPT	1109701 ONTARIO LIMITED	623 SOUTH VIDAL	SARNIA	ON	N7W1B6
YZTT01	PORT HARDY ARPT	AIRPORT ROAD		PORT HARDY	BC	V0N2P0

34

Station Id	Station Name	Address Line 1	Address Line 2	City	St	Zip
YZUT01	WHITECOURT ARPT	MELS U-DRIVE (1978) LTD	3530 KEPLER STREET	WHITECOURT	AB	T0E2L0
YZVC01	SEPT ILES - BLVD LAURE	LOCATION DAUTOS BC INC	289 BLVD LAURE	SEPT ILES	QC	G4R1W8
YZVT01	SEPT ISLES ARPT	SEPT ILES AIRPORT	BG 2016	SEPT ISLES	QC	G4R 4K2
ZBFE02	TRACADIE SHEILA - MAIN STREET	056527 N.B. LTEE.	2892 MAIN STREET	TRACADIE-SHEILA	NB	E1X1G5
ZBFT01	BATHURST ARPT	CANADA EAST TOURS LTD	1420 VANIER BLVD	BATHURST	NB	E2A4H7
ZMTO01	MASSET	MASSET SERVICES LTD.	1504 OLD BEACH RD	MASSET	BC	V0T1M0

US ALAMO REMOTE SUPPORT SITES

City Number	City Alpha	City Title	Address	City	State	Zip
3264	CAK	AKRON/CANTON AP	5910 MAYFAIR ROAD	NORTH CANTON	OH	44720
3241	ALB	ALBANY ARPT	ALBANY COUNTY ARPT	ALBANY	NY	12110
3239	2AE	ALBANY/LATHAM	850 ALBANY SHAKER RD	LATHAM	NY	12110
0195	ABQ	ALBUQUERQUE	P.O. BOX 9618	ALBUQUERQUE	NM	87119
3233	ABE	ALLENTOWN ARPT	LEHIGH VALLEY INTL A	ALLENTOWN	PA	18103
3997	2AA	ALLENTOWN DTWN	1501 SUMNER AVENUE	ALLENTOWN	PA	18102
0470	AMA	AMARILLO	10801 AIRPORT BLVD	AMARILLO	TX	79111
0187	ANA	ANAHEIM/DISNEY	711 WEST KATELLA	ANAHEIM	CA	92802
3204	ANC	ANCHORAGE	5000 W. INTL ARPT RD	ANCHORAGE	AK	99502
3238	2AD	ANDERSON	1203 E 53 RD STREET	ANDERSON	IN	46013
3248	ATW	APPLETON ARPT	217 CHALLENGER DR	APPLETON	WI	54915

35

City Number	City Alpha	City Title	Address	City	State	Zip
3205	AVL	ASHEVILLE ARPT	702 AIRPORT ROAD	FLETCHER	NC	28732
3470	2FV	ASHEVILLE DTWN	52 COXE AVE	ASHEVILLE	NC	28801
0172	ASE	ASPEN	38750 W HIGHWAY 82	ASPEN	CO	81611
0210	ATL	ATLANTA	4205 CAR RENTAL RD	ATLANTA	GA	30320
0203	A1T	ATLANTA NORTH	1716 NORTHEAST EXWAY	ATLANTA	GA	30329
0200	AGS	AUGUSTA	1511 AVIATION WAY	AUGUSTA	GA	30906
0430	AUS	AUSTIN (R)	3600 PRESIDENTIAL	AUSTIN	TX	78719
0236	BWI	BALTIMORE	BALTI/WASH INTL ARPT	BALTIMORE	MD	21240
0225	BGR	BANGOR	299 GODFREY BLVD, #8	BANGOR	ME	04401
1118	BPT	BEAUMONT	6000 AIRLINE DRIVE	BEAUMONT	TX	77705
3217	2DW	BERKELEY	920 UNIVERSITY AVE	BERKELEY	CA	94710
3206	BIL	BILLINGS ARPT	BILLINGS LOGAN FIELD	BILLINGS	MT	59105
0268	BGM	BINGHAMTON	BROOME COUNTY ARPT	BINGHAMTON	NY	13902
0248	BHM	BIRMINGHAM	5900 MESSER ARPT HWY	BIRMINGHAM	AL	35212
3232	BF2	BLOEMFONTEIN	26 KRUGER AVENUE	BLOEMFONTEIN	ZA	09301
1005	BCT	BOCA RATON	1300 N. W. 1ST AVE	BOCA RATON	FL	33432
0220	BOS	BOSTON	2 TOMAHAWK DRIVE	EAST BOSTON	MA	02128
1020	WBU	BOULDER	2745 MAPLETON DRIVE	BOULDER	CO	80303
3965	BZN	BOZEMAN ARPT	GALLATIN FIELD ARPT	BELGRADE	MT	59714
0257	BUF	BUFFALO	BUFFALO INTL ARPT	CHEEKTOWAGA	NY	14225
0123	BUR	BURBANK	BURBANK AIRPORT	BURBANK	CA	91505
3262	BTV	BURLINGTON ARPT	1200 AIRPORT DR #10	S. BURLINGTON	VT	05403
3263	2AP	BURLINGTON DWTN	1944 WILLISTON RD	S.BURLINGTON	VT	05403
0221	C1B	CAMBRIDGE	1663 MASSACHUSTTS AV	CAMBRIDGE	MA	02138
3346	2CL	CARMEL	1748 EAST 116TH ST	CARMEL	IN	46032
3208	CID	CEDAR RAPIDS	2515 WRIGHT BROTHERS	CEDAR RAPIDS	IA	52404

36

City Number	City Alpha	City Title	Address	City	State	Zip
3267	2AR	CEDAR RAPIDS	3124 1ST AVENUE NE	CEDAR RAPIDS	IA	52402
3272	CMI	CHAMPAIGN ARPT	11 AIRPORT ROAD	SAVOY	IL	61874
3271	2AU	CHAMPAIGN DTWN	115 WEST KIRBY AVE	CHAMPAIGN	IL	61820
0239	CHS	CHARLESTON	CHARLESTON INTL ARPT	N CHARLESTON	SC	29418
0216	CLT	CHARLOTTE	4108 RENTAL ROAD	CHARLOTTE	NC	28219
0272	CHA	CHATTANOOGA	1001 ARPT RD	CHATTANOOGA	TN	37421
0510	ORD	CHICAGO	CHICAGO O’HARE INTL	CHICAGO	IL	60666
0509	X26	CHICAGO DWTN	203 NORTH LASALLE	CHICAGO	IL	60601
0511	MDW	CHICAGO MIDWAY	4625 W 55TH STREET	CHICAGO	IL	60638
0520	CVG	CINCINNATI	3230 S. LOOMIS RD	HEBRON	KY	41048
0039	MC1	CLARION PLAZA	9700 INTERNATIONL DR	ORLANDO	FL	32819
0031	PIE	CLEARWATER	14640 46TH STREET N	CLEARWATER	FL	34622
0522	CLE	CLEVELAND	18809 MAPLEWOOD AVE	CLEVELAND	OH	44135
3473	2FX	CLIVE	10095 HICKMAN COURT	CLIVE	IA	50325
0174	COS	COLORADO SPRNGS	7770 DRENNAN ROAD	COLORADO SPRNGS	CO	80916
0219	CAE	COLUMBIA	3210 SERVICE DRIVE	W COLUMBIA	SC	29170
3209	CMH	COLUMBUS	4600 INTL GATEWAY	COLUMBUS	OH	43219
3270	2AT	COLUMBUS-25THST	1711 25TH STREET	COLUMBUS	IN	47201
3207	CCR	CONCORD	101 JOHN GLENN DRIVE	CONCORD	CA	94520
0410	DFW	DALLAS (R)	DALLAS/FT WORTH ARPT	DALLAS	TX	75261
0412	DAL	DALLAS - LOVE	3377 EDWARDS AVENUE	DALLAS	TX	75235
0070	DAB	DAYTONA	700 TERMINAL DR.	DAYTONA BEACH	FL	32114
		DEL MAR	617 S HIGHWAY 101	SOLANA BEACH	CA	92075
0170	DEN	DENVER	24200 EAST 78 AVE	DENVER	CO	80249
3285	DSM	DES MOINES ARPT	FLEUR DR & ARMY POST	DES MOINES	IA	50321
0512	DTW	DETROIT	BLDG 338, LUCAS DR.	ROMULUS	MI	48174

37

City Number	City Alpha	City Title	Address	City	State	Zip
0048	OR5	DISNEY CAR CARE	1000 CAR CARE DRIVE	LKE BUENA VISTA	FL	32832
0049	OR6	DISNEY DOLPHIN	1500 EPCOT RES BLVD	ORLANDO	FL	32830
3279	DBQ	DUBUQUE AIRPORT	11000 AIRPORT ROAD	DUBUQUE	IA	52003
0529	DLH	DULUTH ARPT	4701 GRINDEN DRIVE	DULUTH	MN	55811
3016	DRO	DURANGO AIRPORT	1000 AIRPORT RD #13	DURANGO	CO	81301
3284	2BD	DURANGO-CAMINO	501 CAMINO DEL RIO	DURANGO	CO	81301
3283	2BC	DURANGO-MAIN AV	699 MAIN AVENUE	DURANGO	CO	81301
0058	WD2	ECONO LODGE MAN	7514 W HIGHWAY 192	KISSIMMEE	FL	34747
0269	ELM	ELMIRA	276 SINGSING RD	HORSEHEADS	NY	14845
3293	ERI	ERIE AIRPORT	ERIE INTERNATL ARPT	ERIE	PA	16505
3295	ESC	ESCANABA ARPT	3300 AIRPORT ROAD	ESCANABA	MI	48929
3471	1CN	ESCONDIDO	515 WEST 4TH AVENUE	ESCONDIDO	CA	92025
0173	EUG	EUGENE	MAHLON SWEET FIELD	EUGENE	OR	97402
3203	ACV	EUREKA-ARCATA	3561 BOEING AVENUE	MCKINLEYVILLE	CA	95519
3297	EVV	EVANSVILLE ARPT	7801 BUSSING DR	EVANSVILLE	IN	47725
3213	FAI	FAIRBANKS ARPT	6450 AIRPORT WAY	FAIRBANKS	AK	99701
3020	2BL	FAIRBANKS INTWN	1246 NOBLE STREET	FAIRBANKS	AK	99701
5241	4MA	FALL RIVER	1500 BRAYTON AVE	FALL RIVER	MA	02721
		FALMOUTH - DEPO	14 DEPOT AVENUE	FALMOUTH	MA	2540
3953	FAR	FARGO AIRPORT	2801 32ND AVENUE NW	FARGO	ND	58102
0275	FAY	FAYETTEVILLE	2885 CORPORATE RD.	FAYETTEVILLE	NC	28306
3960	2BM	FLAGSTAFF	2320 EAST LUCKY LANE	FLAGSTAFF	AZ	86004
3976	FNT	FLINT AIRPORT	G. 3825 BRISTOL RD	FLINT	MI	48507
0289	FLO	FLORENCE	2100 TERMINAL DRIVE	FLORENCE	SC	29506
0132	FAT	FRESNO	5175 E. CLINTON AVE	FRESNO	CA	93727
0020	FLL	FT LAUDERDALE (R)	2601 S FEDERAL HWY	FT LAUDERDALE	FL	33316

38

City Number	City Alpha	City Title	Address	City	State	Zip
0080	RSW	FT MYERS	16006 CHAMBERLIN PKW	FT MYERS	FL	33913
0089	VPS	FT WALTON BEACH	OKALOOSA TM ST RD 85	EGLIN AFB	FL	32542
3958	FCA	GLACIER INT’L	4170 HIGHWAY 2 EAST	KALISPELL	MT	59901
3224	GFK	GRAND FORKS	2815 ARPT DRIVE #5	GRAND FORKS	ND	58203
3474	2GA	GRAND FORKS	2700 S WASHINGTON ST	GRAND FORKS	ND	58201
		GRAND FORKS	2815 ARPT DRIVE #5	GRAND FORKS	ND	58203
3963	GJT	GRAND JUNCTION	GRAND JCT WALKER FLD	GRAND JUNCTION	CO	81506
0513	GRR	GRAND RAPIDS	5500-44TH STREET SE	GRAND RAPIDS	MI	49508
3975	GTF	GREAT FALLS	2800 TERMINAL DRIVE	GREAT FALLS	MT	59404
3978	GRB	GREEN BAY ARPT	2077 AIRPORT DRIVE	GREEN BAY	WI	54313
0218	GSO	GREENSBORO	6319 BRYAN BLVD	GREENSBORO	NC	27409
3323	2BV	GREENVILLE	152 N PLEASANTBURG D	GREENVILLE	SC	29607
3324	GSP	GREENVILLE	500 AVIATION DR	GREER	SC	29651
		GREENVILLE	152 N PLEASANTBURG D	GREENVILLE	SC	29607
3364	MDT	HARRISBURG	BUILDING 25	MIDDLETOWN	PA	17057
0222	BDL	HARTFORD	BRADLEY INTL AIRPORT	WINDSOR LOCKS	CT	06096
0830	ITO	HILO	HILO INTL. AIRPORT	HILO	HI	96720
0204	HHH	HILTON HEAD	120 BEACH CITY RD	HILTON HEAD	SC	29925
0059	1DD	HOLIDAY INN	12125 HIGH TECH AVE	ORLANDO	FL	32817
8104	1DD	HOLIDAY INN	12125 HIGH TECH AVE	ORLANDO	FL	32819
0810	HNL	HONOLULU	3055 N NIMITZ HWY	HONOLULU	HI	96819
0420	IAH	HOU/INTERCONT’L	4551 WILL CLAYTON PK	HOUSTON	TX	77205
3273	CMX	HOUGHTON ARPT	23810 AIRPARK BLVD	CALUMET	MI	49913
0421	HOU	HOUSTON/HOBBY	7600 AIRPORT BLVD	HOUSTON	TX	77061
0550	HSV	HUNTSVILLE INTL	1000 GLENN HEARN BLV	HUNTSVILLE	AL	35824
3469	HYA	HYANNIS	215 IYANNOUGH RD	HYANNIS	MA	02601

39

City Number	City Alpha	City Title	Address	City	State	Zip
3215	IND	INDIANAPOLIS	6100 WEST RAYMOND ST	INDIANAPOLIS	IN	46241
5192	1IV	IRVING	1437 N.BELTLINE ROAD	IRVING	TX	75061
0249	JAN	JACKSON	143 SOUTH HANGAR DR	JACKSON	MS	39298
3186	JAC	JACKSON HOLE	1250 E AIRPORT ROAD	JACKSON HOLE	WY	83001
0085	JAX	JACKSONVILLE	JACKSONVILLE INTL AP	JACKSONVILLE	FL	32229
3381	OAJ	JACKSONVILLE	264 ALBERT J ELLIS	RICHLANDS	NC	28574
3349	JNU	JUNEAU ARPT	1873 SHELL SIMMONS	JUNEAU	AK	99801
3385	2DY	JUPITER	1612 NORTH US 1	JUPITER	FL	33469
3250	AZO	KALAMAZOO ARPT	5239 PORTAGE ROAD	KALAMAZOO	MI	49001
0545	MCI	KANSAS CITY	868 TEL AVIV	KANSAS CITY	MO	64153
3247	2AJ	KAUKAUNA	1450 DELANGLADE ST	KAUKAUNA	WI	54130
0014	EYW	KEY WEST	2516 N ROOSEVELT BLV	KEY WEST	FL	33040
8108	EY1	KEY WEST	2516 N ROOSEVELT BLV	KEY WEST	FL	33040
0243	TYS	KNOXVILLE	MCGHEE-TYSON AIRPORT	ALCOA	TN	37701
3384	OKK	KOKOMO	3839 LAFOUNTAIN ST	KOKOMO	IN	46902
0840	KOA	KONA	KE-AHOLE AIRPORT	KAILUA-KONA	HI	96745
0281	LFT	LAFAYETTE	LAFAYETTE REGNL ARPT	LAFAYETTE	LA	70508
3974	LAF	LAFAYETTE ARPT	PURDUE AIRPORT	WEST LAFAYETTE	IN	47906
0140	LAS	LAS VEGAS (R)	6855 BERMUDA ROAD	LAS VEGAS	NV	89119
3358	LWB	LEWISBURG ARPT	US ROUTE 219 NORTH	LEWISBURG	WV	24957
0860	LIH	LIHUE	3276 HO’OLIMALIMA PL	LIHUE, KAUAI	HI	96766
0547	LNK	LINCOLN	2400 W.ADAMS/STE 111	LINCOLN	NE	68522
3218	LIT	LITTLE ROCK	# 1 AIRLINE DRIVE	LITTLE ROCK	AR	72202
0044	LBN	LKE BUENA VISTA	1900 BUENA VISTA DR	LKE BUENA VISTA	FL	32830
0124	LGB	LONG BEACH	4100 DON DOUGLAS DR	LONG BEACH	CA	90808
0120	LAX	LOS ANGELES (R)	9020 AVIATION BLVD	INGLEWOOD	CA	90301

40

City Number	City Alpha	City Title	Address	City	State	Zip
0247	SDF	LOUISVILLE	LOUISVILLE INTL AP	LOUISVILLE	KY	40209
0415	LBB	LUBBOCK INT’L	LUBBOCK INTL ARPT	LUBBOCK	TX	79403
3363	MCN	MACON AIRPORT	1000 TERMINAL AVE	MACON	GA	31297
0223	MHT	MANCHESTER	MANCHESTER AIRPORT	MANCHESTER	NH	03103
0264	N5Y	MANHATTAN E 12	21 EAST 12TH STREET	MANHATTAN	NY	10003
0262	N4Y	MANHATTAN E 31	142 EAST 31ST STREET	MANHATTAN	NY	10016
0252	NYB	MANHATTAN E 50	138-146 E. 50TH ST.	NEW YORK	NY	10022
0266	N7Y	MANHATTAN E 80	305 EAST 80TH STREET	NEW YORK	NY	10019
0253	NYA	MANHATTAN W 40	252 W. 40TH STREET	NEW YORK	NY	10021
0265	N6Y	MANHATTAN W 77	219 WEST 77TH STREET	NEW YORK	NY	10024
3221	MQT	MARQUETTE ARPT	225 AIRPORT AVENUE	GWINN	MI	49841
0820	OGG	MAUI	905 MOKUEA PLACE	KAHULUI, MAUI	HI	96732
0825	JHM	MAUI WEST	KAANAPALI TRANS CTR	KAANAPALI	HI	96761
0169	MFR	MEDFORD	3650 BIDDLE RD BX 15	MEDFORD	OR	97501
0075	MLB	MELBOURNE	ONE AIR TERM. PKWY	MELBOURNE	FL	32901
0244	MEM	MEMPHIS	2680 RENTAL ROAD	MEMPHIS	TN	38118
0010	MIA	MIAMI (R)	3355 NW.22ND ST. RD.	MIAMI	FL	33142
0444	MAF	MIDLAND/ODESSA	MIDLAND/ODESSA ARPT	MIDLAND	TX	79711
5510	ML1	MIDLOTHIAN-083S	11841 MIDLOTHIAN TUR	MIDLOTHIAN	VA	23113
3373	MKE	MILWAUKEE	5300 S HOWELL AVENUE	MILWAUKEE	WI	53207
0527	MSP	MINNEAPOLIS	MNPLS/S PAUL INTL AP	ST. PAUL	MN	55116
3377	MOT	MINOT INTL ARPT	25 AIRPORT RD STE19	MINOT	ND	58703
3962	2DS	MISSOULA	2000 W. BROADWAY	MISSOULA	MT	59808
3222	MSO	MISSOULA ARPT	9 JOHNSON BELL FIELD	MISSOULA	MT	59802
0245	MOB	MOBILE	8400 ARPT BLVD	MOBILE	AL	36608
0508	MLI	MOLINE	MOLINE QUAD CITY ARP	MOLINE	IL	61265

41

City Number	City Alpha	City Title	Address	City	State	Zip
0147	MRY	MONTEREY	OLMSTEAD ROAD	MONTEREY	CA	93940
3220	MGM	MONTGOMERY ARPT	4445 SELMA HIGHWAY	MONTGOMERY	AL	36108
3371	MIE	MUNCIE ARPT	401 W CARL SIMMONS D	MUNCIE	IN	47304
3375	MKG	MUSKEGON ARPT	101 SINCLAIR DRIVE	MUSKEGON	MI	49441
0227	MYR	MYRTLE BEACH	1100 JETPORT RD	MYRTLE BEACH	SC	29577
0242	BNA	NASHVILLE	NASHVILLE INT’L ARPT	NASHVILLE	TN	37217
0240	MSY	NEW ORLEANS	225 AIRLINE HIGHWAY	KENNER	LA	70062
0254	EWR	NEWARK	RT 1&9 S.(INT’L WAY)	NEWARK	NJ	07114
3431	SWF	NEWBURGH	1180 FIRST STREET	NEW WINDSOR	NY	12553
0012	NMB	NORTH MIAMI BCH	18080 COLLINS AVENUE	SUNNY ISLES	FL	33160
8105	NB2	NORTH MIAMI BCH	18080 COLLINS AVENUE	SUNNY ISLES	FL	33160
3955	LBF	NORTH PLATTE	5400 E LEE BIRD DR	NORTH PLATTE	NE	69101
0548	OMA	OMAHA	EPPLEY AIRFIELD	OMAHA	NE	68110
0155	ONT	ONTARIO	3450 AIRPORT DR #600	ONTARIO	CA	91764
0150	SNA	ORANGE COUNTY	19051 ARPT WAY N	SANTA ANA	CA	92707
0040	MCO	ORLANDO (R)	ORLANDO INTL. ARPT.	ORLANDO	FL	32827
0125	PSP	PALM SPRINGS	3400 E TAHQITZ WAY 5	PALM SPRINGS	CA	92262
3223	2ER	PALO ALTO	4218 EL CAMINO REAL	PALO ALTO	CA	94306
0097	PFN	PANAMA CITY	3173 AIRPORT ROAD	PANAMA CITY	FL	32405
0156	PSC	PASCO	3601 NORTH 20TH ST	PASCO	WA	99301
0095	PNS	PENSACOLA	2430 AIRPORT BLVD	PENSACOLA	FL	32504
0234	PHL	PHILADELPHIA	PHILA INTN’TL AIRPRT	PHILADELPHIA	PA	19153
0288	P2H	PHILADELPHIA 30	30TH ST TRAIN STN	PHILADELPHIA	PA	19104
0238	PH3	PHILADELPHIA DT	36 S 19TH & LUDLOW	PHILADELPHIA	PA	19102
3391	PHX	PHOENIX	1402 S. 24TH STREET	PHOENIX	AZ	85034
3390	2EC	PHOENIX EMBASSY	2577 W GREENWAY ROAD	PHOENIX	AZ	85023

42

City Number	City Alpha	City Title	Address	City	State	Zip
0233	PIT	PITTSBURGH	PITTSBURGH INTL ARPT	PITTSBURGH	PA	15231
0166	PDX	PORTLAND	PKNG GARAGE GRND FLR	PORTLAND	OR	97220
0224	PWM	PORTLAND	PORTLAND INT’L	PORTLAND	ME	04102
3397	2EG	PORTSMOUTH	155 MIRONA ROAD	PORTSMOUTH	NH	03801
3398	PSM	PORTSMOUTH ARPT	TERMINAL BUILDING	PORTSMOUTH	NH	03801
3225	PVD	PROVIDENCE	2053 POST ROAD	WARWICK	RI	02886
0546	OA2	PUERTO ESCONDID	AV PEREZ GASGA S/N	PUERTO ESCONDID	MX	71980
0217	RDU	RALEIGH-DURHAM	1011 TRADE CT	RALEIGH	NC	27623
0145	RNO	RENO	2001 EAST PLUMB LN	RENO	NV	89502
0235	RIC	RICHMOND	RICHMOND INTL ARPT	SANDSTON	VA	23250
3954	ROA	ROANOKE AIRPORT	5202 AVIATION ROAD	ROANOKE	VA	24012
3475	1DF	ROANOKE COULTER	1411 COULTER DR NW	ROANOKE	VA	24018
0255	ROC	ROCHESTER	1200 BROOKS AVENUE	ROCHESTER	NY	14624
9464	459	ROCHESTER	MONROE COUNTY AIRPT	ROCHESTER	NY	14624
3021	RFD	ROCKFORD ARPT	2 ARPT CIRCLE	ROCKFORD	IL	61109
3993	2FF	ROCKFORD INTOWN	7801 EAST STATE ST	ROCKFORD	IL	61108
0041	MC2	ROSEN CENTER	9840 INTERNATIONL DR	ORLANDO	FL	32819
8107	SB6	S. MIAMI BEACH	2401 COLLINS AVENUE	MIAMI BEACH	FL	33139
0137	SMF	SACRAMENTO	6320 MCNAIR CIRCLE	SACRAMENTO	CA	95837
3362	MBS	SAGINAW ARPT	8600 GARFIELD RD	SAGINAW	MI	48623
3360	2CQ	SAGINAW-STATE	5155 STATE ST	SAGINAW	MI	48603
3426	SLC	SALT LAKE CITY	3780 W. TERMINAL WAY	SALT LAKE CITY	UT	84122
0440	B28	SAN ANTONIO (R)	8530 EASTERN AVE	SAN ANTONIO	TX	78216
3956	2EL	SAN ANTONIO	8927 INTERNATL DRIVE	SAN ANTONIO	TX	78216
3957	SAT	SAN ANTONIO APT	9700 AIRPORT BLVD	SAN ANTONIO	TX	78216
0110	SAN	SAN DIEGO	2942 KETTNER BLVD	SAN DIEGO	CA	92101

43

City Number	City Alpha	City Title	Address	City	State	Zip
3964	2EO	SAN FRAN INTOWN	1600 MISSION STREET	SAN FRANCISCO	CA	94103
0130	SFO	SAN FRANCISCO	780 MCDONNELL RD	SAN FRANCISCO	CA	94128
0135	SJC	SAN JOSE	2300 ARPT BVD STE120	SAN JOSE	CA	95110
3227	2EQ	SAN RAFAEL	10 BELLAM BLVD	SAN RAFAEL	CA	94901
0074	SFB	SANFORD INTL	1801 AIRLINE AVE	SANFORD	FL	32773
0127	SBA	SANTA BARBARA	114 WLM MOFFETT B120	GOLETA	CA	93117
3428	2ET	SANTA MONICA	1027 BROADWAY	SANTA MONICA	CA	90401
0060	SRQ	SARASOTA	6000 AIRPORT CIRCLE	SARASOTA	FL	34243
0212	SAV	SAVANNAH	400 AIRWAYS AVENUE	SAVANNAH	GA	31408
3452	SCF	SCOTTSDALE ARPT	15000 N.AIRPORT DR	SCOTTSDALE	AZ	85260
3249	AVP	SCRANTON ARPT	100 TERMINAL ROAD	AVOCA	PA	18641
0165	SEA	SEATTLE	SEA-TAC INTL AIRPORT	SEATTLE	WA	98188
0164	SE1	SEATTLE-DTWN	1301 6TH AVE	SEATTLE	WA	98101
8106	SF6	SF D/T CONV	687 FOLSOM STREET	SAN FRANCISCO	CA	94107
0139	SF2	SF DOWNTOWN N	750 BUSH STREET	SAN FRANCISCO	CA	94108
0138	SF1	SF DOWNTOWN S	687 FOLSOM STREET	SAN FRANCISCO	CA	94107
0042	ITL	SHERATON STUDIO	5905 INTERNAT’L DR	ORLANDO	FL	32819
3228	SUX	SIOUX CITY ARPT	6115 MITCHELL	SIOUX CITY	IA	51111
3451	2BO	SIOUX FALLS	5200 S LOUISE AVENUE	SIOUX FALLS	SD	57108
3959	FSD	SIOUX FALLS APT	2801 JAYCEE LANE	SIOUX FALLS	SD	57104
3961	SBN	SOUTH BEND ARPT	4637 PROGRESS DRIVE	SOUTH BEND	IN	46628
1007	SBC	SOUTH MIAMI BCH	2401 COLLINS AVENUE	MIAMI BEACH	FL	33139
1109	1DE	SOUTHFIELD	23093 TELEGRAPH RD	SOUTHFIELD	MI	48034
0541	SGF	SPRINGFIELD	5000 WEST KEARNEY	SPRINGFIELD	MO	65803
0540	STL	ST. LOUIS INT’L	10124 NATURAL BRIDGE	ST. LOUIS	MO	63134
3994	SCE	STATE COLLEGE	2493 FOX HILL ROAD	STATE COLLEGE	PA	16803

44

City Number	City Alpha	City Title	Address	City	State	Zip
0256	SYR	SYRACUSE	HANCOCK INTL AIRPORT	SYRACUSE	NY	13220
0090	TLH	TALLAHASSEE	3300 CAPITAL CIR,SW	TALLAHASSEE	FL	32310
0030	TPA	TAMPA	5111 W SPRUCE ST	TAMPA	FL	33607
3433	TEX	TELLURIDE ARPT	1500 LAST DOLLAR RD	TELLURIDE	CO	81435
0517	TOL	TOLEDO AIRPORT	11013 AIRPORT HWY	SWANTON	OH	43558
3444	TVC	TRAVERSE CITY	1330 ARPT ACCESS RD	TRAVERSE CITY	MI	49686
3439	TRI	TRI CITY	TRI CITY REGIONAL	BLOUNTVILLE	TN	37617
3443	TUS	TUCSON	TUCSON INTL AIRPORT	TUCSON	AZ	85706
3442	2FC	TUCSON N.KOLB	1037 N KOLB ROAD	TUCSON	AZ	85710
3441	2FB	TUCSON N.ORACLE	5151 NORTH ORACLE	TUCSON	AZ	85704
0482	TUL	TULSA	TULSA INTL AIRPORT	TULSA	OK	74115
3019	EGE	VAIL/EAGLE CNTY	217 ELDON WILSON RD	GYPSUM	CO	81637
3355	LEB	W.LEBANON ARPT	5 AIRPARK ROAD	WEST LEBANON	NH	03784
3347	2CM	W.WASHINGTON ST	7111 W.WASHINGTON ST	INDIANAPOLIS	IN	46241
0815	WK1	WAIKIKI ILIKAI	1777 ALA MOANA BLVD	HONOLULU	HI	96815
0232	IAD	WASH DC, DULLES	23320 AUTOPILOT DR	DULLES	VA	20166
0230	DCA	WASH DC, NAT’L	2780 JEFF. DAVIS HWY	ARLINGTON	VA	22202
0270	DC9	WASHINGTON, DC	50 MASSACHUSETTS AVE	WASHINGTON	DC	20002
0050	PBI	WEST PALM BEACH	2121 BELVEDERE RD	WEST PALM BEACH	FL	33406
0276	HPN	WESTCHESTER ARP	240 AIRPORT RD ST103	WHITE PLAINS	NY	10604
3966	ICT	WICHITA ARPT	MID-CONTINENT ARPT	WICHITA	KS	67277
0267	ILG	WILMINGTON ARPT	151 N.DUPONT HWY.R13	NEW CASTLE	DE	19720
3343	ILM	WILMINGTON ARPT	1740 AIRPORT BLVD	WILMINGTON	NC	28405

45

CANADA ALAMO REMOTE SUPPORT SITES

City Number	City Alpha	City Title	Address	City	State	Zip
0291	YUL	MONTREAL	975 BOUL. ROMEO-VACH	DORVAL QUEBEC	PQ	00000
0292	YVR	VANCOUVER	VANCOUVER INT’L AIR	VANCOUVER B.C.	BC	00000
0293	YYZ	TORONTO ARPT	PEARSON INT’L	MISSISSAUGA	ON	00000
0294	YYC	CALGARY	2000 AIRPORT ROAD NE	CALGARY ALBERTA	AB	00000
0295	YMQ	MONTREAL D/T	1206 STANLEY STREET	MONTREAL	PQ	00000
0296	YV1	VANCOUVER D/T	1132 W. GEORGIA ST.	VANCOUVER	BC	00000
0297	3BB	TORONTO DTWN	920 YONGE STREET	TORONTO DTWN	ON	00000
0298	YEG	EDMONTON	405 11TH AVE	NISKU	AB	00000

Note to Table: (R) denotes a redundant site as described in Part F of Exhibit B

46

Schedule 5.4

Key Employees

Position	Name
Perot Systems Account Executive	Eugene Pizinger
Perot Systems Program Manager	Bob Fritz
Perot Systems Transition Manager	Rene Francisco
Perot Systems VRS Project Manager	Mike McNall
Perot Systems Infrastructure Manager	Chad Medlin
Perot Systems Helpdesk Manager	Marcus Gaccione

1

SCHEDULE 6.1

RESPONSIBILITY ALLOCATION MATRIX

		Acquisition / Capital Cost							Support / Operational Expense
		Legal Responsibility(1)			Capital Cost Financial Responsibility(2)				Operational Responsibility(3)					Financial Support Cost Responsibility(4)
	Services	Existing Assets/ Owned	Existing Assets/ Leased/ Licensed	Future Assets (Owned & Leased/ Licensed)	Upgrades/ Enhance ments	Growth	Tech- nology Refresh	Charging Mechan- ism	Install	Sup- port	Mainten- ance	Move / Add / Change	Disaster Recovery(6)	PS or Newco	Charging Mechanism	Admin- istrative Respon- sibility(5)

1.	Mainframe—Legacy Systems and Ancillary Systems
2.	Supported Hardware (Owned)
3.	- Assigned	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
4.	- Retained	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees(8)	PS
5.	Supported Hardware (Leased)
6.	- Assigned Leases	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
7.	- Retained Leases	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
8.	Third Party Systems Software
9.	- Assigned Licenses	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
10.	- Retained Licenses	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
11.	Newco Systems Software
12.	Third Party Applications Software
13.	- Assigned Licenses	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
14.	- Retained Licenses	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
15.	Newco Applications Software
16.	Third Party Service Contracts – Supported Hardware – Maintenance
17.	- Assigned	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
18.	- Retained	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
19.	Third Party Service Contracts – Third Party Systems Software – Maintenance
20.	- Assigned	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
21.	- Retained	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
22.	Third Party Service Contracts – Newco Systems Software – Maintenance	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
23.	Third Party Service Contracts – Third Party Applications Software – Maintenance
24.	- Assigned	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
25.	- Retained	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS

Newco/PS CONFIDENTIAL

		Acquisition / Capital Cost							Support / Operational Expense
		Legal Responsibility(1)			Capital Cost Financial Responsibility(2)				Operational Responsibility(3)					Financial Support Cost Responsibility(4)
	Services	Existing Assets/ Owned	Existing Assets/ Leased/ Licensed	Future Assets (Owned & Leased/ Licensed)	Upgrades/ Enhance ments	Growth	Tech- nology Refresh	Charging Mechan- ism	Install	Sup- port	Mainten- ance	Move / Add / Change	Disaster Recovery(6)	PS or Newco	Charging Mechanism	Admin- istrative Respon- sibility(5)

26.	Third Party Service Contracts – Newco Applications Software – Maintenance	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS

27.	Third Party Service Contracts – Other	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS

28.	Servers—VRS Systems
29.	Supported Hardware (Owned)
30.	- Assigned	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
31.	- Retained	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
32.	Supported Hardware (Leased)
33.	- Assigned Leases	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
34.	- Retained Leases	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
35.	Third Party Systems Software
36.	- PS Owned Licenses	PS	PS	Newco	Newco	Newco	Newco	Pass-Through (9)	PS	PS	PS	PS	PS	PS	PS Fees	PS
37.	- Retained Licenses	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
38.	Newco Systems Software
39.	Third Party Applications Software
40.	- Assigned Licenses	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
41.	- Retained Licenses	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
42.	Newco Applications Software
43.	Third Party Service Contracts – Supported Hardware – Maintenance
44.	- Assigned	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
45.	- Retained	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
46.	Third Party Service Contracts – Third Party Systems Software – Maintenance
47.	- Assigned	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
48.	- Retained	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
49.	Third Party Service Contracts – Newco Systems Software – Maintenance	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
50.	Third Party Service Contracts – Third Party Applications Software – Maintenance
51.	- Assigned	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
52.	- Retained	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
53.	Third Party Service Contracts – Newco Applications Software – Maintenance	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS

54.	Third Party Service Contracts – Other	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS

55.	LAN/WAN (e.g., Routers, LAN hubs and switches, DSU’s, Firewalls, Multiplexers, DNS Servers, WINS Servers, DHCP Servers, Network Gateways, Voice/FAX over IP Gateways)
56.	Supported Hardware (Owned)
57.	- Assigned	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
58.	- Retained	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
59.	Supported Hardware (Leased)
60.	- Assigned Leases	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
61.	- Retained Leases	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
62.	Third Party Systems Software
63.	- PS Owned Licenses	PS	PS	Newco	Newco	Newco	Newco	Pass-Through (9)	PS	PS	PS	PS	PS	PS	PS Fees	PS
64.	- Retained Licenses	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
65.	Newco Systems Software
66.	Third Party Applications Software
67.	- Assigned Licenses	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
68.	- Retained Licenses	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
69.	Newco Applications Software
70.	Third Party Service Contracts – Supported Hardware – Maintenance
71.	- Assigned	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
72.	- Retained	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
73.	Third Party Service Contracts – Third Party Systems Software – Maintenance
74.	- Assigned	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
75.	- Retained	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
76.	Third Party Service Contracts – Newco Systems Software – Maintenance	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
77.	Third Party Service Contracts – Third Party Applications Software – Maintenance
78.	- Assigned	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
79.	- Retained	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
80.	Third Party Service Contracts – Newco Applications Software – Maintenance	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
81.	Third Party Service Contracts – Other	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS

82.	Consumable Supplies	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	Newco	Retained	PS

83.	Facilities Management – Newco Location

84.	Data Center Raised Floor Equipment	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
85.	Data Center Raised Floor Power	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
86.	Facilities Management – PS Location
87.	Data Center Raised Floor Equipment	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
88.	Data Center Raised Floor Power	PS	PS	PS	PS	PS	PS	PS	PS	PS	PS	PS	PS	PS	PS Fees	PS

89.	Desktop / Workstations and Related Infrastructure
90.	Servers provided by PS at PS Service Locations	N/A	N/A	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
91.	Servers provided by PS at Newco Facilities	N/A	N/A	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
92.	Network Printers (for Transitioned Employees) at PS Facilities	Newco	Newco	PS	PS	PS	PS	PS Fees	PS	PS	PS	PS	PS	PS	PS Fees	PS
93.	Network Printers (for End Users or Transitioned Employees) at Newco Facilities	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
94.	Desktop / Workstations (for Transitioned Employees) at Newco Facilities or PS Service Locations	Newco	Newco	PS	PS	PS	PS	PS Fees	PS	PS	PS	PS	PS	PS	PS Fees	PS
95.	Desktop / Workstations (for End Users) at Newco Facilities	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS

96.	Telecommunications: Voice / LAN / WAN
97.	Voice Services including PBX and Handsets at PS Service Locations	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
98.	Voice Services including data communication circuits, local and long distance services, PBX and Handsets at Newco Facilities	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
99.	WAN / LAN Infrastructure – PS at PS Service Locations	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS
100.	WAN / LAN Infrastructure at Newco Facilities	Newco	Newco	Newco	Newco	Newco	Newco	Retained	PS	PS	PS	PS	PS	PS	PS Fees	PS

(1)  This column specifies whether the asset is Perot Systems Owned/Leased or Newco Owned/Leased.  In the case of maintenance contracts, this column specifies which Party’s name is on the maintenance contract.

(2)  This column specifies which Party shall have financial responsibility for an asset’s capital cost, which: (i) for Equipment or Software, means that such Party shall be responsible for all current (applicable immediately after the effective date of such financial responsibility) and future financial costs and expenses related to, depending on the type of asset (i.e., whether the asset is Equipment or Software): acquisition, lease, license, or other ownership costs for such current and future Assets, including upgrades, enhancements, new releases, expanded license rights, changes due to growth and technology refreshments

(including third Party hardware and software maintenance agreements); and (ii) for third Party service contracts, means that such Party shall be responsible for all current and future financial costs and expenses related to such contract.

(3)  This column specifies which Party shall be responsible for operational support of an asset, including (i) the unpacking, configuration, staging, setup and installation of such asset; (ii) the support of such asset; (iii) the maintenance of such asset; (iv) moves/adds/changes; and (v) disaster recovery.

(4)  This column specifies which Party shall have financial responsibility for an asset’s operational support costs, which (i) for Equipment or Software, means that such Party shall be responsible for all current (applicable immediately after the effective date of such financial responsibility) and future financial costs and expenses related to, depending on the type of asset (i.e., whether the asset is Equipment or Software): operational support for such current and future Assets, including installation, support and maintenance, moves, adds or changes, disaster recovery, and Service Levels; and (ii) for third party service contracts, means that such Party shall be responsible for all current and future financial costs and expenses related to such contract.

(5)  This column specifies which Party shall be responsible for managing an asset, including (i) the tracking of renewal dates and license compliance provisions, (ii) providing notice to the Party with legal responsibility when actions need to be taken with respect to such asset (e.g., notification of renewal of the license for such asset), and (iii) receiving invoices from third party vendors, promptly reviewing such invoices, and providing to the Party with financial responsibility the original invoice together with a statement identifying which charges are proper and valid and should be paid.

(6)  Where this Schedule 6.1 identifies PS as having responsibility with respect to Disaster Recovery, such Services shall be provided in accordance with and only to the extent of PS’ responsibilities with respect to Disaster Recovery as provided in the MSA and Exhibit A.

(7)  The applicable asset will be “managed” only to the extent that the Required Consent necessary to transfer and assign the asset cannot be obtained, thereby causing Newco to retain legal responsibility.  This is subject to the provisions of the Agreement pursuant to which Newco’s consent must be obtained in the event that a Required Consent cannot be obtained by PS and PS proposes a work-around.

(8)  The charging mechanism for items represented by “PS Fees” is the Annual Service Charges.

(9)  Perot Systems will pass through the costs of these licenses until such time as Newco procures the licenses in its own name.

SCHEDULE 6.2(a)

SUPPORTED HARDWARE – OWNED BY NEWCO

PART A – ASSIGNED HARDWARE (OWNED)

PART B – RETAINED HARDWARE (OWNED)

ROUTERS – DATA CENTER(1)

Vendor	Router Name	Model	Serial Number
TBD	ALAMO-RAS-1	AS5300	TBD
CISCO	DCFLFTL-CIP1	7507	TBD
CISCO	DCFLFTL-CIP2	7507	TBD
CISCO	DCFLFTL-CIP3	7505	TBD
CISCO	DCFLFTL-R1	7204	TBD
CISCO	DCFLFTL-R2	7204	TBD
CISCO	DCFLFTL-R3	7507	TBD
CISCO	DCFLFTL-R4	7507	TBD
CISCO	DLSW-1	7204	TBD
CISCO	DLSW-2	7204	TBD
TBD	FLL-IGX	IGX	TBD
TBD	IMA-FLL	3620	TBD
TBD	INTERNET-1	3640	TBD
TBD	INTERNET-2	3640	TBD
CISCO	ALM-PLAZA-R1	3620	TBD
CISCO	ALM-STUN-01	2500	TBD

(1) Above routers located at Newco Data Center, 5301 NW 33rd Avenue, Ft. Lauderdale, FL  33309

ROUTERS – REMOTE Perot Systems Data Center(1)

Vendor	Router Name	Model	Serial Number	Location
TBD	IMA-RIMF	3620	TBD	RIMF
CISCO	NIR-RMF-01-RIMF	7507	TBD	RIMF
CISCO	NIR-RMF-02-RIMF	7507	TBD	RIMF
TBD	RIMF-RSM1	RSM	TBD	RIMF

(1) Above routers located at Perot Systems Data Center, 1780 Jay Ell Drive, Richardson, TX 75081-6785

1

Remote Routers (Cisco)

Router Name	Model	Address	City	ST
+	2610	778 BURLWAY ROAD	SAN Francisco	CA
alm-1405-c	2524	6327 AVAITION DR SUITE B	SACRAMENTO	CA
alm-1408-c	2524	2001 E PLUM WAY	Reno	NV
alm-1411-c	2524	17801 PACIFIC HWY S	SEATAC	WA
alm-2331-c	2610	19601 MAPLEWOOD AV	Cleveland	OH
alm-2360-c	2610	MCGHEE/TYSON ARPT	ALCOA	TN
alm-2382hh	2524	4300 GLUEMACK DRIVE	Minneapolis	MN
alm-2421-c	2610	10701 LAMBERT INTL BLVD.	ST. LOUIS	MO
alm-3313-c	2610	9700 AIRPORT BLVD	SAN ANTONIO	TX
alm-4430-c	2524	BRADENTON AIRPT/MAIN TERM	Sarasota	FL
alm-5322-c	2524	BALTIMORE WASHINGTON IAP BUILDING 152	Baltimore	MD
alm-5328-c	2524	4479 GENESEE STREET EAST TERM	Buffalo	NY
anc-1125-c	2610	2300 AIRPORT BL.	SAN JOSE	CA
anc-1125-HH-c	2524	2300 AIRPORT BL.	SAN JOSE	CA
anc-3092-01-c	2610	2424 EAST 38TH ST	IRVING	TX
anc-3092-02-c	2610	2424 EAST 38TH ST	IRVING	TX
arg-barrie	2610	134 ANNE ST.	BARRIE	ON
arg-yam-arpt	2600	HWY 565	SAULT STE MARIE	ON
arg-yam-dntwn	2600	308 GREAT NORTHERN RD	SAULT STE MARIE	ON
arg-ycd-arp	2610	SPITFIRE ROAD	NANAIMO	BC
arg-ycd-dntwn	2610	1602 NORTHFIELD RD	NANAIMO	BC
arg-yfc-arpt	2600	2570 ROUTE 102	LINCOLN	NB
arg-yfc-dntwn	2600	235 PROSPECT STREET W.	FREDERICTON	NB
arg-yhd-dryden	2610	349 GOVERNMENT ST	DRYDEN	ON
arg-yka-dntwn	2610	174 WEST VICTORIA STREET	KAMLOOPS	BS
arg-ykx-kirkland	2610	22 GOVERNMENT RD TWEEDSMUIR	KIRKLAND LAKE	ON
arg-yqm-arpt	2600	1575 CHAMPLAIN STREET	DIEPPE	NB
arg-yqm-dntwn	2600	548 MOUNTAIN RD SHIRLEY	MONCTON	NB
arg-yqt-admin	2600	450 SIFTON AV PRINCESS	THUNDER BAY	ON
arg-yqu-dntwn	2600	100TH ST 9904-121 AV	GRANDE PRAIRIE	AB
arg-ysb-arpt	2610	AIRPORT ROAD	SUDBURY	ON
arg-ysb-dntwn	2610	1150 THE KINGSWAY	SUDBURY	ON
arg-ysj-arpt	2610	4180 Loch Lomond Rd	ST. JOHN	NB
arg-ysj-dntwn	2610	242 ROTHESAY AV RUSSEL	ST. JOHN	NB
arg-yta-pembroke	2610	379 Pembroke St. W. Pembroke	Pembroke	ON
arg-yts-arpt	2600	Airport Access Road	TIMMINS	ON
arg-yts-dntwn	2600	470 ALGONQUIN BLVD. E.	TIMMINS	ON
arg-yxs-dntwn	2610	4141 Airport Rd	Prince George	BC
arg-yxt-dntwn	2610	MAIN ST 4542 LAKESLE AV TERRACE	TERRACE	BC
arg-yyb-arpt	2610	Airport Road	NORTH BAY	ON
arg-yyb-dntwn	2610	HWY 11 S 1864 SEYMOUR ST	NORTH BAY	ON
arg-yyj-dntwn	2610	767 DOUGLAS ST	VICTORIA	BC
arg-yyt-admin	2610	152 Airport Rd	ST JOHNS	NF

2

Router Name	Model	Address	City	ST
nir-003-01-ohare	2610	560 BESSIE COLEMAN DR	CHICAGO	IL
nir-003-02-ohare	2524	560 BESSIE COLEMAN DR	CHICAGO	IL
nir-008	2524	203 NORTH LA SALLE STREET Bldg Info	CHICAGO	IL
nir-011	2524	2200 69TH AV	MOLINE	IL
nir-014	2524	4221 PK BLVD/AIRPORT	LOUISVILLE	KY
nir-01-476	2524	3280 N HARBOR DR.	SAN DIEGO	CA
nir-01-tml	2524	11655 QUEENS BL	FOREST HILLS	NY
nir-01-xpedite	2524	446 HWY 35 BLDG C	EATONTOWN	NJ
nir-020-01-TriCity-Airport	2524	8600 GARFIELD RD	FREELAND	MI
nir-021-01	2524	338 LUCUS DR	ROMULUS	MI
nir-021-02	2610	338 LUCUS DR	ROMULUS	MI
nir-02-476	2524	3280 N HARBOR DR.	SAN DIEGO	CA
nir-028-01-Duluth-Airport	2524	4701 ARPT RD	DULUTH	MN
nir-034	2524	2400 W ADAMS	LINCOLN	NE
nir-037-01-Toledo-Airport	2524	11013 ARPT HWY	SWANTON	OH
nir-055	2524	1705 W JEFFERSON ST	JOLIET	IL
nir-056	2524	11 Airport Rd.	Savoy	IL
nir-062-c	2524	6100 W RAYMOND	INDIANAPOLIS	IN
nir-067	2524	7111 W WASHINGTON ST	INDIANAPOLIS	IN
nir-072	2524	4647 TERMINAL DR/MICHIANA	SOUTH BEND	IN
nir-073	2524	22946 US HWY 20 W	SOUTH BEND	IN
nir-089	2524	G3425 W BRISTOL RD	FLINT	MI
nir-09	2524	15908 S HALSTEAD	HARVEY	IL
nir-095	2524	1 ARPT ENTRANCE RD	FRANKLIN TOWNSHIP	MI
nir-100	2524	220 BROADWAY S	ROCHESTER	MN
nir-10-01-MOLINE	2524	2430 69TH AV	MOLINE	IL
nir-102	2524	SPRINGFIELD REGIONAL ARPT 5000 W KEARNEY	SPRNGFIELD	MO
nir-104-c-b	2524	10701 LAMBERT INTL BL	ST. LOUIS	MO
nir-106	2524	CAPE MUNI AIRPT AHN 702	CAPE GIRARDEAU	MO
nir-109	2524	2815 ARPT DR	GRAND FORK	ND
nir-110	2524	2801 32ND AV N W	FARGO	ND
nir-111	2524	25 ARPT RD	MINOT	ND
nir-1119	2524	1500 LAST DOLLAR ROAD	TELLURIDE	CO
nir-1120	2524	61 AIRPARK DR SUITE A4	GYPSUM	CO
nir-1122-c	2524	3450 E. AIRPORT DR	ONTARIO	CA
nir-1126	2524	1600 MISSION AVE	SAN FRANCISCO	CA
nir-1128	2524	10 Bellam Blvd.	San Rafael	CA
nir-1129	2524	4218 El Comino Real	Palo Alto	CA
nir-112-northplatte	2524	5400 E LEE BIRD DR	NORTH PLATTE	NE
nir-113	2524	3773 SKY PK RD	GRAND ISLAND	NE
nir-1130	2524	101 JOHN GLENN DRIVE	CONCORD	CA
nir-1131	2524	920 UNIVERSITY AV	BERKLEY	CA
nir-1132	2524	501 CAMINO DEL RIO	DURANGO	CO
nir-1133	2524	617 S HWY 101	SOLANA BEACH	CA
nir-1135	2524	2475 Clark Drive	Lake Havasu City	AZ

3

Router Name	Model	Address	City	ST
nir-1138	2610	2988 CIVIC DR	PALM SPRINGS	CA
nir-114	2524	4600 INTL GATEWAY	Columbus	OH
nir-1140	2610	1840 DE HAVILLAND DR	THOUSAND OAKS	CA
nir-115-01	2524	3795 INTL GATEWAY	Columbus	OH
nir-1151	2524	620 S. AIRPORT RD	SAINT GEORGE	UT
nir-1152	2610	1027 Broadway	Santa Monica	CA
nir-117	2610	1373 CONANT ST	MAUMEE	OH
nir-118	2524	1111 E KIRBY ST	LIMA	OH
nir-119	2524	5430 LAUBY RD N W	N. CANTON	OH
nir-120	2524	2801 JAYCEE LN	SIOUX FALLS	SD
nir-121	2524	4550 TERMINAL RD	RAPID CITY	SD
nir-122	2524	2302 COMMERCIAL AV	MADISON	WI
nir-123	2524	4000 INTERNATIONAL LN	MADISON	WI
nir-125	2524	1450 DELANGLADE ST	KAUKAUNA	WI
nir-126	2524	W 6390 CHALLANGER DR	APPLETON	WI
nir-127	2524	2850 ARPT DR	LA CROSSE	WI
nir-129-b	2524	5934 S HOWELL AV	MILWAUKEE	WI
nir-131	2524	1200 S MORELAND RD	BROOKFIELD	WI
nir-133-01-Rhinelander	2524	3375 ARPT RD	RHINELANDER	WI
nir-136	2524	2077 ARPT DR	GREEN BAY	WI
nir-137-b	2524	YAGER ARPT	CHARLESTON	WV
nir-13-b	2524	600 TERMINAL DR	LOUISVILLE	KY
nir-141	2524	BRADLEY INTERNATIONAL ARPT	WINDSOR LOCK	CT
nir-142-01-NewHaven	2524	255 CROWN ST	NEW HAVEN	CT
nir-143	2524	700 MAIN ST	STAMFORD	CT
nir-144	2524	WASHINGTON NATIONAL AIRPT	WASHINGTON	DC
nir-145	2524	WASHINGTON NATIONAL AIRPT	WASHINGTON	DC
nir-146	2524	WASHINGTON NATIONAL AIRPT	WASHINGTON	DC
nir-147-b	2524	400 NORTH SERVICE ROAD	Washington	DC
nir-147-booth	2524	400 NORTH SERVICE ROAD	Washington	DC
nir-149	2524	50 MASS AV N E	WASHINGTON	DC
nir-150	2524	151 N DUPONT HWY	NEW CASTLE	DE
nir-151	2524	235 MARGINAL ST	CHELSEA	MA
nir-152	2524	72 KING ST	NORTHAMPTON	MA
nir-15-b	2524	4018 VERSAILLES RD/AIRPORT	LEXINGTON	KY
nir-16	2524	3230 LOOMIS ROAD	Hebron	KY
nir-160-01-Boston	2524	50 LOGAN ARPT DR	EAST BOSTON	MA
nir-160-02-Boston	2524	50 LOGAN ARPT DR	EAST BOSTON	MA
nir-161	2524	1663 MASSACHUSSETTS AVE	Cambridge	MA
nir-162	2524	375 ARPT DR	WORCESTER	MA
nir-163	2524	BALTIMORE/WASHINGTN AIRPT	BALTIMORE	MD
nir-164	2524	763 ELKRIDGE LANDING RD	LINTHICUM	MD
nir-166-c-b	2524	BALTIMORE/WASHINGTN AIRPT	BALTIMORE	MD
nir-167-b	2524	BALTIMORE/WASHINGTN AIRPT	BALTIMORE	MD
anc-2015	2610	3230 LOOMIS ROAD	Hebron	KY
nir-170	2524	299 GODFREY BL	BANGOR	ME

4

Router Name	Model	Address	City	ST
nir-172	2524	1 ARPT RD	MANCHESTER	NH
nir-173	2524	101 COLUMBIA RD	MORRISTOWN	NJ
nir-175-01-NewarkAirport	2524	NEWARK INTL AIRPT/BLD 26	NEWARK	NJ
nir-176	2524	NEWARK INT’L AIRPT/EXIT	NEWARK	NJ
nir-177	2524	NEWARK INT’L AIRPT/BLD 26	NEWARK	NJ
nir-178-01-Newark	2610	NEWARK INT’L AIRPT/BLD 25	NEWARK	NJ
nir-178-02-Newark	2524	NEWARK INT’L AIRPT/BLD 25	NEWARK	NJ
nir-181	2524	404 STATE HWY 70	CHERRY HILL	NJ
nir-183-c-b	2524	4200 GENESEE ST/AIRPORT	CHEEKTOWAGA	NY
nir-185-c-b	2524	4955 Genesee Dr	CHEEKTOWAGA	NY
nir-186	2524	HANCOCK INT’L ARPT	SYRACUSE	NY
nir-188	2524	435 W STATE ST	ITHACA	NY
nir-18-b	2524	5225 44TH ST SE/BLDG 105	GRAND RAPIDS	MI
nir-190	2524	2488 ARPT RD	JOHNSON CITY	NY
nir-193-b	2524	JFK AIRPORT/BLDG 308	JAMAICA	NY
nir-194-b	2524	LAGUARDIA/95-10 DITMARS BL	EAST ELMHURST	NY
nir-195-02-Rochester	2524	1200 BROOKS AVE/AIRPORT	ROCHESTER	NY
nir-195-03-Rochester	2524	1200 BROOKS AVE/AIRPORT	ROCHESTER	NY
nir-195-b	2524	1200 BROOKS AVE/AIRPORT	ROCHESTER	NY
nir-196-b	2524	1300 BROOKS AVE/AIRPORT	ROCHESTER	NY
nir-197	2524	276 SING-SING RD/AIRPORT	HORSEHEADS	NY
nir-198-b	2524	NEW TERM IN WHITE PLAINS	WHITE PLAINS	NY
nir-199-b	2524	NEW TERM IN WHT PLAINS	WHITE PLAINS	NY
nir-19-b	2524	5500 44TH ST	GRAND RAPIDS	MI
nir-1-b	2524	CHICAGO O’HARE INTL ARPT LOWER LEVEL TERMINAL 3	Chicago	IL
nir-2000	2610	5700 S CICERO	Chicago	IL
nir-201	2524	252 W 40TH ST	NEW YORK	NY
nir-2013	2610	4018 VERSAILLES	LEXINGTON	KY
nir-202	2524	305 E 80TH ST	NEW YORK	NY
nir-2025-c	2610	4300 GLUEMACK DRIVE	MINNEAPOLIS	MN
nir-203	2524	21 E 12TH ST	NEW YORK	NY
nir-2031	2610	4701 ABBOTT DR.	OMAHA	NE
nir-204	2524	142 E 31ST ST	NEW YORK	NY
nir-2045	2524	855 1st Avenue SE	Cedar Rapid	IA
nir-205	2524	138-146 E 50TH ST	NEW YORK	NY
nir-207-b	2524	219 W 77TH ST	NEW YORK	NY
nir-212	2524	36 S 19TH ST	PHILADELPHIA	PA
nir-213-b	2524	6950 NORWITCH DR	PHILADELPHIA	PA
nir-214	2524	2955 MARKET ST	PHILADELPHIA	PA
nir-215	2524	175 N HENDERSON RD	KING OF PRUSSIA	PA
nir-216-b	2524	READY RD/RICHMOND ARPT	RICHMOND	VA
nir-217-b	2524	TERMINAL DR/RICHMOND AIRPT	RICHMOND	VA
nir-218	2524	1215 SEMINOLE TRAIL	CHARLOTTESVILLE	VA
nir-219	2524	201 BOWEN LOOP RD	CHARLOTTESVILLE	VA
nir-220	2524	900 BLAND AV	NEWPORT NEWS	VA

5

Router Name	Model	Address	City	ST
nir-221	2524	999 ARPT RD	NORFOLK	VA
nir-222	2524	3445 N MILITARY HWY	NORFOLK	VA
nir-227	2524	480 BARNSTABLE RD	HYANNIS	MA
nir-228	2524	14 DEPOT AV	FALMOUTH	MA
nir-229	2524	US ROUTE 1, NEW COUNTY RD	Rockland	ME
nir-23	2524	810 Airport Dr	PITTSFIELD	MI
nir-230	2524	155 MIRONA RD	PORTSMOUTH	NH
nir-231	2524	5 AIRPARK ROAD	W. LEBANON	NH
nir-232	2524	597 MAIN ST	KEENE	NH
nir-233	2524	35 S AND MAPLE PLC	KEYPORT	NJ
nir-234-01-Albany-Latham	2524	859 ALBANY SHAKER ROAD	Latham	NY
nir-236	2524	737 ALBANY SHAKER RD	LOUDONVILLE	NY
nir-239	2524	ARPT DR/BLDG 25/AIRPORT	MIDDLETOWN	PA
nir-240	2524	ARPT DR/HARRISBURG INT’L	MIDDLETOWN	PA
nir-241	2524	3311 ARPT RD	ALLENTOWN	PA
nir-242	2524	1501 SUMNER AV	ALLENTOWN	PA
nir-243	2524	WILKES-BARR SCRANTON AIRPT	AVOCA	PA
nir-246	2524	2175 HIGH TECH RD	STATE COLLEGE	PA
nir-247	2524	2493 FOX HILL RD	STATE COLLEGE	PA
nir-248	2524	4411 W 12TH ST	ERIE	PA
nir-25-c	2524	2500 STEWART AV	ST. PAUL	MN
nir-253	2524	2053 POST ROAD	Warwick	RI
nir-254	2524	2000 POST ROAD	Warwick	RI
nir-255-roanoke	2524	5202 AVIATION DR	ROANOKE	VA
nir-256	2524	5550 ARPT RD	ROANOKE	VA
nir-258	2524	1200 ARPT DR	SOUTH BURLINGTON	VT
nir-259-01-Huntsville	2524	116 HOUSTON GOODSON WAY	HUNTSVILLE	AL
nir-260-01-Huntsville	2524	1000 GLENN HEARD BL	HUNTSVILLE	AL
nir-261-c	2524	5529 AIRLINE DR	BIRMINGHAM	AL
nir-262	2610	5900 MESSER ARPT HWY	BIRMINGHAM	AL
nir-263-c-b	2610	5900 MESSER ARPT HWY	BIRMINGHAM	AL
nir-264-b	2524	8400 ARPT BLVD/BLDG 49	MOBILE	AL
nir-265-b	2524	8400 ARPT BL	MOBILE	AL
nir-266	2524	1000 ARPT RD	DURANGO	CO
nir-268-b	2524	1020 AIRLINE HWY/INTL AIRPT	KENNER	LA
nir-269	2524	200 TERMINAL DR/STE 102	LAFAYETTE	LA
nir-270-b	2524	143 HANGER DR	JACKSON	MS
nir-271-b	2524	100 INTERNATIONAL DR	JACKSON	MS
nir-272	2524	14035 ARPT RD	GULF PORT	MS
nir-277-c-b	2524	2510 N 76TH E AV	TULSA	OK
nir-278	2610	2680 RENTAL RD/SERV-ADMIN	MEMPHIS	TN
nir-280-b	2524	760 HANGER LANE/ADMIN	NASHVILLE	TN
nir-281-c-b	2524	1 TERMINAL DR	NASHVILLE	TN
nir-283-b	2524	MCGHEE/TYSON ARPT	ALCOA	TN
nir-284-c-b	2524	MCGHEE/TYSON ARPT	ALCOA	TN
nir-285	2524	1001 ARPT RD/MAIN TERM	CHATTANOOGA	TN

6

Router Name	Model	Address	City	ST
nir-286	2524	#1 WARLICK/LOVELL FIELD	CHATTANOOGA	TN
nir-291	2524	3377 EDWARDS AVE/RETURN	DALLAS	TX
nir-292	2524	3377 Edwards Ave	DALLAS	TX
nir-295	2524	524 W BELT LINE RD STE4	RICHARDSON	TX
nir-300	2524	16901 JFK BLVD/CONOCO	HOUSTON	TX
nir-301-c-b	2524	3500 N TERMINAL RD/TERM C	HOUSTON	TX
nir-302	2524	700 N DAIRY - ASHFORD	HOUSTON	TX
nir-304-c-b	2524	7708 AIRPORT BLVD	HOUSTON	TX
nir-305-01-Houston	2524	5353 WESTHEIMER	HOUSTON	TX
nir-306	2524	5401 N MLK	LUBBOCK	TX
nir-3069	2610	7700 AIRPORT BLVD	HOUSTON	TX
nir-307	2524	10801 ARPT BL	AMARILLO	TX
nir-3090	2524	102 SOUTH FORT HOOD STREET	KILLEEN	TX
nir-3092	2524	#1 Airport Blvd Suite 113	Bentonville	AR
nir-3093	2524	3720 South 26th	IRVING	TX
nir-3094	2524	10101 W COUNTY RD 116	MIDLAND	TX
nir-3097	2524	7777 E. Apatche	Tulsa	OK
nir-3099	2610	2800 Girard SE	Albuquerque	NM
nir-30-b	2610	868 TEL AVIV	Kansas City	MO
nir-310	2524	2322 29TH ST	HARLINGEN	TX
nir-311	2524	3030 ARPT DR	HARLINGEN	TX
nir-312-01-McAllen	2524	2600 S MAIN ST	MCALLEN	TX
nir-31-2-KC-counter-2	2524	868 TEL AVIV	Kansas City	MO
nir-31-2-KC-exitbooth	2524	868 Tel Aviv	Kansas City	MO
nir-315-01-Houston	2610	4551 WILL CLAYTON PKWY	HOUSTON	TX
nir-315-02-Houston	2524	4551 WILL CLAYTON PKWY	HOUSTON	TX
nir-317	2524	4445 SELMA HWY	MONTGOMERY	AL
nir-318	2524	4520 HWY 80 WEST/ADMIN	MONTGOMERY	AL
nir-31-b	2524	868 TEL AVIV	Kansas City	MO
nir-321	2524	DOTHAN COUNTY ARPT	DOTHAN	AL
nir-322	2524	3501 E ROOSEVELT RD	LITTLE ROCK	AR
nir-323-b	2524	3501 E ROOSEVELT RD	LITTLE ROCK	AR
nir-326	2524	5600 ARPT BL	FORT SMITH	AR
nir-327-b	2524	3200 SKYHARBOR BL	PHOENIX	AZ
nir-328-b	2524	3400 SKYHARBOR BL	PHOENIX	AZ
nir-329-b	2524	3800 SKYHARBOR BL	PHOENIX	AZ
nir-32-oma-admin	2524	2323 FAIRCHILD COURT EPPLEY AIRFIELD	Omaha	NE
nir-330-b	2610	1402 S 22ND ST	PHOENIX	AZ
nir-331	2524	2577 W GREENWAY RD	PHOENIX	AZ
nir-336	2524	2320 E LUCKY LN	FLAGSTAFF	AZ
nir-337	2524	325 TRAFFIC ST/ADMIN	BOSSIER CITY	LA
nir-338	2524	5103 HOLLYWOOD STREET	SHREVEPORT	LA
nir-339	2524	9430 JACKIE COCHRON DR	BATON ROUGE	LA
nir-33-b	2524	2323 FAIRFIELD COURT EPPLEY AIRFIELD	Omaha	NE
nir-340	2524	1303 BILLY MITCHELL BL	ALEXANDRIA	LA

7

Router Name	Model	Address	City	ST
nir-341	2524	500 ARPT BLVD/MAIN TERM	LAKE CHARLES	LA
nir-342-Monroe	2524	5400 OPERATIONS RD/MAIN	MONROE	LA
nir-344	2524	LEE COUNTY ARPT	HOBBS	NM
nir-346	2524	7100 TERMINAL DR	OKLAHOMA CITY	OK
nir-347	2524	6501 W GUY FULLER RD	OKLAHOMA CITY	OK
nir-348	2524	2525 HWY 75 SUITE 19	BLOUNTVILLE	TN
nir-349	2524	JEFFERSON COUNTY ARPT	NEDERLAND	TX
nir-350	2524	335 PINSON DR	CORPUS CHRISTI	TX
nir-35-02-c	2524	19601 MAPLEWOOD AV	CLEVELAND	OH
nir-35-03-c	2524	19601 MAPLEWOOD AV	CLEVELAND	OH
nir-351	2524	1000 INTERNATIONAL DR	CORPUS CHRISTI	TX
nir-352	2524	620 MAIN ST	KERRVILLE	TX
nir-353	2524	6701 CONVAIR RD	EL PASO	TX
nir-354	2524	6500 CONVAIR RD	EL PASO	TX
nir-355	2524	9506 LA FORCE BL	MIDLAND	TX
nir-357	2524	1154 HALM BL	SAN ANTONIO	TX
nir-358-c-b	2524	9800 AIRPORT BLVD	SAN ANTONIO	TX
nir-359-c	2524	9700 AIRPORT BLVD	SAN ANTONIO	TX
nir-35-c-b	2524	19601 MAPLEWOOD AV	CLEVELAND	OH
nir-360	2524	1525 ARPT DR	KILLEEN	TX
nir-363	2524	5200 BOB BULLOCK LOOP	LAREDO	TX
nir-3101	2524	14601 Hwy 64 W	Tyler	TX
nir-365	2524	HWY 322 GREGG CTY AIRPT	LONGVIEW	TX
nir-36-b	2524	18809 MAPLEWOOD AV	CLEVELAND	OH
nir-375	2524	OKALOOSA AIRPT/STATE RD 85	EGLIN AFB	FL
nir-377-c	2524	3230 Capitol Circle South West	Tallahassee	FL
nir-378-c-b	2524	2430 ARPT BL	PENSACOLA	FL
nir-380	2610	3173 ARPT RD	PANAMA CITY	FL
nir-38-01-Vandalia	2524	DAYTON INTERNATIONAL APRT MAIN TERMINAL	Vandalia	OH
nir-381-c	2524	REGIONAL SW AIRPORT 16060 CHAMBERLAIN PKWY SE	FT MYERS	FL
nir-382-c	2524	16000 CHAMBERLIN PKWY	FT. MYERS	FL
nir-384	2524	520 TERMINAL DR	NAPLES	FL
nir-385-b	2524	2030 RENTAL CAR LN	JACKSONVILLE	FL
nir-386-b	2524	INTL AIRPT/EXPRESS BOOTH	JACKSONVILLE	FL
nir-387	2524	10916 ATLANTIC BL	JACKSONVILLE	FL
nir-388-b	2524	2400 YANKEE CLIPPER DR S	JACKSONVILLE	FL
nir-389	2524	3400 N E 39TH AV	GAINSVILLE	FL
nir-39-02-Vandalia	2524	3350 VALET Drive	Vandalia	OH
nir-392-b	2524	1000 CAR CARE DR/DISNEY W	ORLANDO	FL
nir-393	2610	8450 HANGER BLVD.	Orlando	FL
nir-394	2524	8997 ARPT BLVD/QTA	ORLANDO	FL
nir-395-ExitA-b	2524	9217 ARPT BL	ORLANDO	FL
nir-397-01	2610	8997 ARPT BLVD/Terminal A	ORLANDO	FL
nir-398-01	2610	8997 AIRPORT BLVD Terminal B	ORLANDO	FL
nir-400-ExitB	2524	9217 ARPT BL	ORLANDO	FL
nir-401	2524	DISNEY WORLD DOLPHIN HOTEL	ORLANDO	FL

8

Router Name	Model	Address	City	ST
nir-408	2524	200 TERMINAL DR	DANIA	FL
nir-409-c	2524	100 TERMINAL DR	DANIA	FL
nir-4104	2610	14700 Roosevelt Blvd	Clearwater,	FL
nir-411-c	2524	300 TERMINAL DR	DANIA	FL
anc-tampa-b-c	2610	5109 W SPRUCE ST	TAMPA	FL
nir-413-01-BocaRaton	2524	1300 N W 1ST AV	BOCA RATON	FL
nir-415-c-b	2524	700 CATALINA DR/AIRPORT	DAYTONA BEACH	FL
nir-416-01-Melbourne	2524	1 TERMINAL PKWY/AIRPORT	MELBOURNE	FL
nir-417	2524	1050 TED HUFF RD	MELBOURNE	FL
nir-418	2524	1675 NORTH ATLANTIC AVE	COCOA BEACH	FL
nir-420-c-b	2524	BRADENTON AIRPT/MAIN TERM	SARASOTA	FL
nir-422-01	2524	CAR RENTAL RD.	COLLEGE PARK	GA
nir-422-02	2524	CAR RENTAL RD.	COLLEGE PARK	GA
nir-423-b	2524	HARTSFIELD ATLANTA IAP NEXT TO ADMIN OFFICE	ATLANTA	GA
nir-431	2524	1511 AVIATION WAY	AUGUSTA	GA
nir-432	2524	SAVANNAH INT’L	SAVANNAH	GA
nir-433	2610	SAVANNAH INT’L/MAIN TERMINAL	SAVANNAH	GA
atl-sales-b	2610	900 ASHWOOD PKWY	ATLANTA	GA
nir-435	2524	6319 ARPT PKWY	GREENSBORO	NC
nir-436	2524	6315 ARPT PKWY	GREENSBORO	NC
nir-437-b	2524	1001 RENTAL CAR DR	MORRISVILLE	NC
nir-439	2524	1 ARPT TERMINAL BLDG	FAYETTEVILLE	NC
nir-43-b	2610	RENTAL CAR ACCESS RD/LOT7	PITTSBURGH	PA
nir-441-b	2524	CHARLOTTE/DOUGLAS INTL AP 4108 RENTAL CAR ROAD	CHARLOTTE	NC
nir-442-b	2610	4108 RENTAL CAR RD	CHARLOTTE	NC
nir-443	2524	3440 RENTAL CAR LANE	N CHARLESTON	SC
nir-444-c	2524	5500 INTERNATIONAL BL	CHARLESTON	SC
nir-445-01-Myrtle-Beach	2524	1100 JETPORT RD	MYRTLE BEACH	SC
nir-446	2524	1050 JETPORT RD	MYRTLE BEACH	SC
nir-447	2524	3210 AIR COMMERCE DRIVE	W COLUMBIA	SC
nir-448-b	2524	3000 AVIATION WAY	W COLUMBIA	SC
nir-449	2524	2100 TERMINAL DR	FLORENCE	SC
nir-44-b	2524	PITTSBURGH INTL ARPT	PITTSBURGH	PA
nir-450	2524	REGIONAL AIRPORT/MAIN TERM	HILTON HEAD	SC
nir-451	2524	1612 N US HWY 1	JUPITER	FL
nir-452	2524	1000 TERMINAL AV	MACON	GA
nir-453	2524	3250 W BRITT DAVID RD	COLUMBUS	GA
nir-455	2524	3905 NEWTON RD	ALBANY	GA
nir-456	2524	710 NEW ARPT RD	FLETCHER	NC
nir-457-Wilmington	2524	1740 AIRPT BLVD/MAIN TERM	WILMINGTON	NC
nir-45-b	2524	1 AIRSIDE	FINDLAY	PA
nir-460	2524	7285 AIR TERMINAL DR	ELM CITY	NC
nir-462	2524	501 N CHURCH ST	ROCKY MOUNT	NC
nir-463	2524	200 TERMINAL DRIVE	NEW BERN	NC
nir-465	2524	264 ALBERT J ELLIS APT RD	RICHLANDS	NC

9

Router Name	Model	Address	City	ST
nir-467-01	2524	2000 JETPORT RD	GREER	SC
nir-467-2	2524	2000 JETPORT RD	GREER	SC
nir-468	2524	2305 ARPT RD	GREER	SC
nir-469	2524	152 N PLEASANTBURG DR	GREENVILLE	SC
nir-47	2524	2816 WRIGHT BROTHERS BL	CEDAR RAPIDS	IA
nir-473-b	2524	4511 EMPIRE AVENUE	BURBANK	CA
nir-474-b	2524	2627 HOLLYWOOD WAY	BURBANK	CA
nir-475	2524	2627 HOLLYWOOD WAY	BURBANK	CA
nir-481	2524	4242 CAMPUS DR	NEWPORT BEACH	CA
nir-482	2524	19051 AIRPORT WAY	SANTA ANA	CA
nir-483-c-b	2524	ORANGE COUNTY AIRPORT 19051 AIRPORT WAY NORTH	SANTA ANA	CA
nir-484	2524	711 W KATELLA AV.	ANAHEIM	CA
nir-486	2524	4100 DONALD DOUGLAS DR	LONG BEACH	CA
nir-487	2524	1947 CONVENTION CTR WAY	ONTARIO	CA
nir-49	2524	9505 18 STREET SW, SUITE #2	CEDAR RAPIDS	IA
nir-490	2524	3300 TAHQUITZ CANYON WAY	PALM SPRINGS	CA
nir-491-01-Goleta	2524	114 MOFFETT PL	GOLETA	CA
nir-494-monterey	2524	MONTEREY PENINSULA AIRPT	MONTEREY	CA
nir-497-fresno	2524	2444 N ASHLEY AV 103	FRESNO	CA
nir-498-b	2524	5175 E CLINTON AV	FRESNO	CA
nir-499-01-Bakersfield	2524	1401 SKYWAY DR/MEADOWS	BAKERSFIELD	CA
nir-4-b	2524	CHICAGO O’HARE INTL ARPT LOWER LEVEL TERMINAL 3	Chicago	IL
nir-50	2524	FLEUR DR/INTL ARPT	DES MOINES	IA
nir-500	2524	6230 MCNAIR CIR	SACRAMENTO	CA
nir-5007	2524	5275 Westview Drive	Frederick	MD
nir-501-c-b	2524	6327 AVAITION DR SUITE B	SACRAMENTO	CA
nir-502	2524	165 98TH AVENUE	OAKLAND	CA
nir-5030	2524	1000 AIRPORT BLV NORTH	NORTH SYRACUSE	NY
nir-505-b	2524	100 ARPT DR	OAKLAND	CA
nir-506	2524	4186 East Ave	Livermore	CA
nir-51	2524	2403 OGDEN AV	SIOUX CITY	IA
nir-5114-01	2610	860 NORTH AVE EAST	ELIZABETH	NJ
nir-5115	2610	1200 North Fayette ST	ALEXANDRIA	VA
nir-5119	2524	7000 ROBIN HOOD RD	Norfolk	VA
nir-5121	2610	148 McArthur Blvd	Bourne	MA
nir-5122	2610	997 Little Britain Rd.	New Windsor	NY
nir-5123	2610	148 McArthur Blvd	Bourne	MA
nir-52	2524	2790 ARPT BL	WATERLOO	IA
nir-521	2524	Main Terminal - United Airlines Baggage Claim H	Honolulu	HI
nir-522	2610	Interisland Term-Hawaiian A/L	Honolulu	HI
nir-523	2524	Main Terminal - American A/L Baggage Claim G	HONOLULU	HI
nir-524	2524	Interisland Term-Aloha A/L	Honolulu	HI
nir-525	2524	2912 Aolele St (Honolulu Arpt Return)	Honolulu	HI
nir-526	2524	1778 Ala Moana Blvd	Honolulu	HI
nir-527	2524	5000 Kahala Avenue Kahala Mandarin Oriental Hotel	Honolulu	HI

10

Router Name	Model	Address	City	ST
nir-528	2524	142 MOKUEA PLACE Bldg Info N/A	KAHULUI	HI
nir-528a-c	2524	142 MOKUEA PLACE Inside Arpt counter	KAHULUI	HI
nir-529	2524	142 MOKUEA PLACE MAINTAINANCE BUILDING	KAHULUI	HI
nir-53	2524	11000 ARPT RD	DUBUQUE	IA
nir-531-c	2524	Keahole-Kona Airport / Rental counter	Kailua-Kona	HI
nir-532	2524	CAR RENTAL SERVICE AREA KEAHOLE AIRPORT	KONA	HI
nir-533	2524	ENTRANCE TO HILO AIRPORT MAIN ENTRANCE TO AIRPORT	HILO	HI
nir-534-c	2524	General Lyman Field / Rental Counter	Hilo	HI
nir-535	2524	3106 PELEKE STREET Bldg Info N/A	LIHUE	HI
nir-536-c	2524	3106 PELEKE STREET Bldg Info N/A	LIHUE	HI
nir-539-b	2524	5757 WAYNE NEWTON BL	LAS VEGAS	NV
nir-542-c-b	2524	2001 E PLUM WAY	RENO	NV
nir-545-b	2524	9225 N E ARPT WAY	PORTLAND	OR
nir-546-PDX-counter	2524	7320 N E AIRPORT WAY	PORTLAND	OR
nir-547	2524	3650 BIDDLE RD	MEDFORD	OR
nir-548	2524	28801 DOUGLAS DRIVE #7	EUGENE	OR
nir-549	2524	9000 ARPT DR	SPOKANE	WA
nir-550	2524	9000 ARPT DR	SPOKANE	WA
nir-551	2524	17801 PACIFIC HWY S	SEATAC	WA
nir-552-b	2524	17801 PACIFIC HWY S	SEATAC	WA
nir-5537	2524	1 AIRPORT RD STE 170	MANCHESTER	NH
nir-553-c-b	2610	17801 PACIFIC HWY S	SEATAC	WA
nir-554-01-Seattle-NWBag	2524	17801 PACIFIC HWY S	SEATAC	WA
nir-556	2524	3601 NORTH 20TH AVENUE	Pasco	WA
nir-557	2524	1256 NOBLE STREET	Fairbanks	AK
nir-563	2524	2620 E ARPT DR/RETURN	TUCSON	AZ
nir-564	2524	7250 S TUCSON BL	TUCSON	AZ
nir-565	2524	1037 N KOLB RD	TUCSON	AZ
nir-566	2524	5151 N ORACLE RD	TUCSON	AZ
nir-568	2524	2828 WALKER FIELD	GRAND JUNCTION	CO
nir-569-b	2524	24200 E 78TH AV	DENVER	CO
nir-57	2524	115 W KIRBY AV	CHAMPAIGN	IL
nir-570-denver-01	2524	24200 E 78TH AVE/ADMIN	DENVER	CO
nir-570-denver-02	2524	24200 E 78TH AVE/ADMIN	DENVER	CO
nir-574	2524	3201 ARPT WAY	BOISE	ID
nir-575-Idaho-Falls	2524	2140 N SKYLINE DR	IDAHO FALLS	ID
nir-576	2524	5225 HWY 10 W	MISSOULA	MT
nir-577	2524	GLACIER INT’L ARPT	KALISPELL	MT
nir-578	2524	LOGAN FIELD INT’L ARPT	BILLINGS	MT
nir-579	2524	2800 TERMINAL DR	GREAT FALLS	MT
nir-58	2524	2 ARPT CIR	ROCKFORD	IL
nir-580	2524	GALLATIN FIELD ARPT	BELGRADE	MT
nir-581	2524	2850 SKYWAY DR	HELENA	MT
nir-583-slc-lobby	2524	606 N 3800 W	SALT LAKE CITY	UT
nir-584	2524	606 N 3800 W	SALT LAKE CITY	UT

11

Router Name	Model	Address	City	ST
nir-59	2524	RT 9 E RURAL RT 1	BLOOMINGTON	IL
nir-5-b	2524	CHICAGO O’HARE INTL ARPT LOWER LEVEL TERMINAL 3	Chicago	IL
nir-60	2524	6100 EMD PKWY	PEORIA	IL
nir-601	2524	6200 S PULLIAM RD	FLAGSTAFF	AZ
nir-606	2524	15 WOOD AV	EDISON	NJ
nir-619-juneau	2524	1873 SHELL SIMMONS DRIVE	JUNEAU	AK
nir-620	2524	2560 SHALLOWFORD RD N E	ATLANTA	GA
nir-623	2524	524 ARPT LOOP/ STE 5	TWIN FALLS	ID
nir-624	2524	818 W CENTRAL AV	MISSOULA	MT
nir-631	2524	745 E ST	PITTSFIELD	MA
nir-634	2524	6211 TIPPEN AV	PENSACOLA	FL
nir-636-anchorage	2524	4891 W 50th Avenue Bldg Info	ANCHORAGE	AK
nir-637-anchorage	2524	1300 E 5th Bldg Info	ANCHORAGE	AK
nir-639	2524	1511 AVIATION WAY/BUSH FLD	AUGUSTA	GA
nir-63-b	2524	6100 W RAYMOND	INDIANAPOLIS	IN
nir-64	2524	1748 E. 116TH ST.	Carmel	IN
nir-644	2524	6851 S COUNTRY CLUB RD	TUCSON	AZ
nir-646-Puerto-Rico	2524	Avenue Salvador Caro Louis Mounoz Marin APO	CARLINA	PR
nir-647-Puerto-Rico	2524	Avenue Salvador Caro Louis Mounoz Marin APO	CARLINA	PR
nir-648-Puerto-Rico	2524	Avenue Salvador Caro Louis Mounoz Marin APO	CARLINA	PR
nir-649	2524	801 PUTNEY RD	BRATTLEBORO	VT
nir-651	2524	RT 219 NORTH/AIRPORT	LEWISBURG	WV
nir-657	2524	5155 STATE ST	SAGINAW	MI
nir-66	2524	1203 E. 53RD St.	Anderson	IN
nir-69-kokomo	2524	3839 LAFOUNTIAN ST	KOKOMO	IN
nir-70	2524	2850 BUICK-CADILLAC BLVD	Bloomington	IN
nir-71	2524	7801 BUSSING DR HWY 57	EVANSVILLE	IN
nir-74	2524	1711 25TH STREET	COLUMBUS	IN
nir-75	2524	AIRPT RD/PRUDUE UNIV AIRPT	WEST LAFAYETTE	IN
nir-76	2524	401 TERMINAL DR	MUNCIE	IN
nir-77	2524	1200 S 3RD ST	TERRE HAUTE	IN
nir-80	2524	3829 W FURGENSON RD	FT. WAYNE	IN
nir-82	2524	3906 PIPER DR	FT. WAYNE	IN
nir-83	2524	2299 AIRPT RD/WICHITA AIR	WICHITA	KS
nir-84	2524	1300 AIRPT RD/WICHITA AIRPT	WICHITA	KS
nir-85	2524	5500 FT RILEY BL	MANHATTEN	KS
nir-87	2524	3300 ARPT RD	ESCANABA	MI
nir-88	2524	101 SINCLAIR DR/AIRPORT	MUSKEGON	MI
nir-90	2524	4100 CAPITAL CITY BL	LANSING	MI
nir-91	2524	1330 ARPT ACCESS RD	TRAVERSE CITY	MI
nir-92	2524	5239 PORTAGE RD	KALAMAZOO	MI
nir-94	2524	225 AIRPORT AV	GWINN	MI
nir-96	2524	2300 HWY 53 S	INTERNATIONAL FALLS	MN
nir-97	2524	4015 MOBERG DR N W	BEMIDJI	MN
nir-98	2524	2425 ARPT RD N E	BRAINARD	MN

12

Router Name	Model	Address	City	ST
nir-99-b	2524	ROCHESTER INT’L ARPT	ROCHESTER	MN
nir-alamo-training	2524	1011 TRADECOURT	Raleigh	NC
nir-cbl-01-campbell	2524	1100 E. Campbell	Richardson	TX
nir-csn-02-GooseCreek	2610	208 ST JAMES AV	GOOSE CREEK	SC
nir-lax-01-LosAngeles	3620	9419 ARPT BL	LOS ANGELES	CA
nir-lax-02-LosAngeles	2524	9419 ARPT BL	LOS ANGELES	CA
nir-McKinleyville	2610	3561 BOEING AVE	MCKINLEYVILLE	CA
nir-montrose	2524	2100 ARPT RD	MONTROSE	CO
nir-ord-01-arlhgts	2524	2340 S ARLINGTON HEIGHTSRD/STE 620	ARLINGTON HEIGHTS	IL
nir-ord-02-service-admin	2524	570 BESSIE COLEMAN DR	CHICAGO	IL
nir-herndon-va	3620	PSC 13880 Dulles Corner Lane Park West at Dulles Corner	Herndon	VA
nir-rmf-01-rimf	7507	1780 Jay Ell Drive	Richardson	TX
nir-rmf-01-rimf	7507	1780 Jay Ell Drive	Richardson	TX
nir-rmf-01-rimf	7507	1780 Jay Ell Drive	Richardson	TX
nir-rmf-01-rimf	7507	1780 Jay Ell Drive	Richardson	TX
nir-rmf-02-rimf	7507	1780 Jay Ell Drive	Richardson	TX
nir-rmf-02-rimf	7507	1780 Jay Ell Drive	Richardson	TX
nir-rmf-02-rimf	7507	1780 Jay Ell Drive	Richardson	TX
nir-rmf-02-rimf	7507	1780 Jay Ell Drive	Richardson	TX
nir-rmf-08-rimf	3620	1780 Jay Ell Drive	Richardson	TX
nir-rmf-08-rimf	3620	1780 Jay Ell Drive	Richardson	TX
nir-rmf-09-nat-amex	2500	1780 Jay Ell Drive	Richardson	TX
nir-rmf-09-nat-amex	2500	1780 Jay Ell Drive	Richardson	TX
nir-sfo-01-Burlingame	2524	40 EDWARDS CT	BURLINGAME	CA
nir-sfo-01-c	2610	SAN FRAN INTL ARPT BLDG 78	SOUTH SAN FRANCISCO	CA
nir-sfo-02-c	2610	SAN FRAN INTL ARPT BLDG 78	SOUTH SAN FRANCISCO	CA
nir-x25-r1-prod	3640	1780 Jay Ell Drive	Richardson	TX
nir-x25-r2-prod	3640	1780 Jay Ell Drive	Richardson	TX
nir-x25-r2-prod	3640	1780 Jay Ell Drive	Richardson	TX
nir-x25-r3-test	3640	1780 Jay Ell Drive	Richardson	TX
nir-x25-r3-test	3640	1780 Jay Ell Drive	Richardson	TX
nir-x25-r4-back	3640	1780 Jay Ell Drive	Richardson	TX
nir-x25-r4-back	3640	1780 Jay Ell Drive	Richardson	TX
nir-022	2610	4625 W 55th Street	Chicago	IL
nir-xxx-01-houston	2524	4551 WILL CLAYTON PKWY	HOUSTON	TX
nir-yeg-01-edmonton	3620	INTERNATIONAL AIRPORT	EDMONTON	AB
nir-yhz-01-halifax	3620	D188 HALIFAX INT’L ARPT	Enfield	NS
nir-yhz-01-halifax	3620	D188 HALIFAX INT’L ARPT	Enfield	NS
nir-yhz-bellroad	2524	180 Bell Road	HALIFAX	NS
nir-ymj-01-moosejaw	2524	614 MAIN STREET	MOOSEJAW	SK
nir-ymj-01-moosejaw	2524	614 MAIN STREET	MOOSEJAW	SK

13

Router Name	Model	Address	City	ST
nir-yow-01-ottawa	3620	50 Airport Rd	OTTAWA	ON
nir-yow-01-ottawa	3620	50 Airport Rd	OTTAWA	ON
nir-yow-01-ottawa	3620	50 Airport Rd	OTTAWA	ON
nir-yow-02-ottawa-b	2524	50 Airport Rd	OTTAWA	ON
nir-yow-03-ottawa-k	2524	50 Airport Rd	OTTAWA	ON
nir-yow-04-eastend	3620	1733 ST LAURENT BLVD	OTTAWA	ON
nir-yow-04-eastend	3620	1733 ST LAURENT BLVD	OTTAWA	ON
nir-yow-04-eastend	3620	1733 ST LAURENT BLVD	OTTAWA	ON
nir-yow-arnprior	2610	19 Baskin Drive	ARNPRIOR	ON
nir-yqg-airport	2610	MAIN ST 3200 COUNTRY RD 42	WINDSOR	ON
nir-yqr-01-regina	2524	2627 AIRPORT ROAD Bldg Info	REGINA	SK
nir-yqr-01-regina	2524	2627 AIRPORT ROAD Bldg Info	REGINA	SK
nir-yqy-01-sydney	2524	SYDNEY AIRPORT Bldg Info	SYDNEY	NS
nir-yqy-01-sydney	2524	SYDNEY AIRPORT Bldg Info	SYDNEY	NS
nir-yul-01-montreal	2520	ROMEO VACHON	DORVAL	PQ
nir-yul-01-montreal	2520	ROMEO VACHON	DORVAL	PQ
nir-yul-01-montreal	2520	ROMEO VACHON	DORVAL	PQ
nir-yul-02-motreal-k	2524	ROMEO VACHON	DORVAL	PQ
nir-yul-03-montreal-intl	2524	975 Romeo Vachon Blvd Suite CT1	DORVAL	PQ
nir-yul-04-montreal-g	2524	ROMEO VACHON	DORVAL	PQ
nir-yul-05-stanley	3620	1200 Stanly St	Montreal	PQ
nir-yul-06-mozart	2524	33 MOZART STREET EAS	MONTREAL	PQ
nir-yvr-01-vancouver	2524	5140 GRANT MCCONACHIE	RICHMOND	BC
nir-yvr-01-vancouver	2524	5140 GRANT MCCONACHIE	RICHMOND	BC
nir-yvr-01-vancouver	2524	5140 GRANT MCCONACHIE	RICHMOND	BC
nir-yvr-02-cityadmin	3620	3866 McDonald Dr	Vancouver	BC
nir-yvr-02-cityadmin	3620	3866 McDonald Dr	Vancouver	BC
nir-ywg-01-winnipeg	3620	2000 WELLINGTON Bldg Info	WINNIPEG	MB
nir-ywg-01-winnipeg	3620	2000 WELLINGTON Bldg Info	WINNIPEG	MB
nir-ywg-ellice	2610	283 Ellice Ave	Winnipeg	MB
nir-yxe-01-saskatoon	2524	2625 AIRPORT DRIVE	SASKATOON	SK
nir-yxe-01-saskatoon	2524	2625 AIRPORT DRIVE	SASKATOON	SK
nir-yxu-01-london	2524	750 Crumlin Rd London ON N5V 3B6	LONDON	ON
nir-yxu-01-london	2524	750 Crumlin Rd London ON N5V 3B6	LONDON	ON
nir-yyc-01-calgary	2524	2000 AIRPORT ROAD N.E. Bldg Info	CALGARY	AB
nir-yyc-01-calgary	2524	2000 AIRPORT ROAD N.E. Bldg Info	CALGARY	AB
nir-yyc-01-calgary	2524	2000 AIRPORT ROAD N.E. Bldg Info	CALGARY	AB
nir-yyc-04-78thave	3620	2335 78TH AVENUE N.E.	CALGARY	AB
nir-yyc-04-78thave	3620	2335 78TH AVENUE N.E.	CALGARY	AB
nir-yyz-01-attwell	4500	280 Atwell Dr	TORONTO	ON
nir-yyz-02-attwell	3620	280 Atwell Dr	TORONTO	ON

14

Router Name	Model	Address	City	ST
nir-yyz-03-toronto-t1	2524	Toronto Person Airport	Toronto	ON
nir-yyz-03-toronto-t1	2524	Toronto Person Airport	Toronto	ON
nir-yyz-03-toronto-t1	2524	Toronto Person Airport	Toronto	ON
nir-yyz-04-toronto-t1k	2524	Toronto Person Airport	Toronto	ON
nir-yyz-05-toronto-t2	2520	Toronto Pearson Airport	Toronto	ON
nir-yyz-05-toronto-t2	2520	Toronto Pearson Airport	Toronto	ON
nir-yyz-05-toronto-t2	2520	Toronto Pearson Airport	Toronto	ON
nir-yyz-06-toronto-t2k	2524	Toronto Pearson Airport	Toronto	ON
nir-yyz-07-toronto-t3	2524	Airport Road / Dixon Road Terminal 3	Toronto	ON
nir-yyz-07-toronto-t3	2524	Airport Road / Dixon Road Terminal 3	Toronto	ON
nir-yyz-08-toronto-t3k	2524	Airport Road / Dixon Road Terminal 3	Toronto	ON
nir-yyz-09-burlington	2524	4121 Morris Dr	Burlington	ON
nir-yyz-09-burlington	2524	4121 Morris Dr	Burlington	ON
nir-yyz-10-yonge	3620	930 YONGE STREET	TORONTO	ON
nir-yyz-10-yonge	3620	930 YONGE STREET	TORONTO	ON
nir-yyz-10-yonge	3620	930 YONGE STREET	TORONTO	ON
nir-yyz-11-union	2524	65 Front St West	TORONTO	ON
nir-yyz-11-union	2524	65 Front St West	TORONTO	ON
nir-yyz-11-union	2524	65 Front St West	TORONTO	ON
nir-yyz-12-union-k	2524	65 Front St (Parking Lot Booth)	TORONTO	ON
nir-yyz-hamilton	2524	766 Burlington Street	Hamilton	ON
Prologix	2524	539 JACKSONVILLE ROAD	WARMINSTER	PA
nir-yeg-svc-rd	2610	Service Road National Car Service Lot	Edmonton	AL
yka-arpt	2610	KAMLOOPS AIRPORT	KAMLOOPS	BS
nir-yqr-cityadmin	2610	2627 AIRPORT ROAD Bldg Info N/A	REGINA	SK
ywg-regent	2524	1355 Regent Ave Unit C, Winnipeg, MB. R2C 3B2	WINNIPEG	MB
nir-yxe-avenue-c	2610	111-2301 AVENUE C NORTH Bldg Info N/A	SASKATOON	SK
arg-yca-dntwn	2610	RYAN RD 320 OLD ISLAND HWY	COURTNEY	BC
arg-ypr	2610	5TH ST 213-500 2ND AV W	PRINCE RUPERT	BC
nir-5101	cisco 2610	1090 King Georges Post Rd.	Edison	NJ
nir-yto-oshawa	cisco 2524	282 King Street West	Oshawa	ON
nir-yea-jasper	cisco 2524	9943 Jasper Ave	Edmonton	AB
nir-3100	cisco 2610	7909 Karl May Dr	Waco	TX
nir-1141	cisco 2610	15000 N. Airport Dr.	Scottsdale	AZ
nir-4129	cisco 2610	50 Terminal Dr Terminal 1,Ft Laud Int’l	Ft. Lauderdale	FL
nir-3085	cisco 2610	8927 International Street	San Antonio	TX
nir-yhz-bellroad	cisco 2524	180 Bell Road	Halifax	NS
nir-3111	1600	220 County Road / Brazoria County Airport	Angleton	TX
nir-5140	1602	39 Old Ridgeberry Rd	Danbury	CT
nir-5140	1602	39 Old Ridgeberry Rd	Danbury	CT

15

Router Name	Model	Address	City	ST
nir-5140	1602	39 Old Ridgeberry Rd	Danbury	CT
nir-6084	2524	158 Queen St	North Sydney	NS
nir-6084	2524	158 Queen St	North Sydney	NS
nir-6084	2524	158 Queen St	North Sydney	NS
nir-402-02	2524	2301 N W 33RD AV	MIAMI	FL
nir-402-01	2610	2301 N W 33RD AV	MIAMI	FL
nir-402-01	2610	2301 N W 33RD AV	MIAMI	FL
nir-402-01	2610	2301 N W 33RD AV	MIAMI	FL
nir-402-01	2610	2301 N W 33RD AV	MIAMI	FL
nir-402-c	2524	MIAMI INTL AIRPORT INTERNATIONAL ARRIVALS	MIAMI	FL
nir-402-c	2524	MIAMI INTL AIRPORT INTERNATIONAL ARRIVALS	MIAMI	FL
nir-402-b	2524	MIAMI INT’L AIRPORT AMERICAN COUNTER/ZONE C	MIAMI	FL
nir-402-b	2524	MIAMI INT’L AIRPORT AMERICAN COUNTER/ZONE C	MIAMI	FL
alm-4400-a	804	2301 NW 33rd Ave	MIAMI	FL
alm-4400-a	804	2301 NW 33rd Ave	MIAMI	FL
alm-4400-b	804	2301 NW 33rd Ave	MIAMI	FL
alm-4400-b	804	2301 NW 33rd Ave	MIAMI	FL
alm-4400-c	804	2301 NW 33rd Ave	MIAMI	FL
alm-4400-e	804	2301 NW 33rd Ave	MIAMI	FL
alm-4400-e	804	2301 NW 33rd Ave	MIAMI	FL
sccb-res-center	2610	1430 CONFEDERATE AV	COLUMBIA	SC
nir-3102	2610	900 Airline Drive	Kenner	LA
nir-1142	2610	2401 Airport Blvd	San Jose	CA
nir-5124	2610	9 Roseland Ave	Warwick	RI
nir-4130	2524	12125 High Tech Ave	ORLANDO	FL
nir-yqr-broad-st	2524	789 Broad Street	Regina	SK
nir-2150	2610	2524 N Airport	Springfield	MO
arg-yyg-arpt-t1	2610	250 Maple Hills Ave	Charlottetown	PE
arg-yyg-arpt-t1	2610	250 Maple Hills Ave	Charlottetown	PE
arg-yyg-arpt-t1	2610	250 Maple Hills Ave	Charlottetown	PE
arg-yca-duncan	2610	3030 Allenby Rd	Duncan	BC
arg-yca-duncan	2610	3030 Allenby Rd	Duncan	BC
arg-yca-duncan	2610	3030 Allenby Rd	Duncan	BC
yyg-dwtn	804	10 Prince Street	Charlottetown	PE
arg-yxx-abbotsford	2610	31808 South Fraser Way	Abbotsford	BC
arg-yxx-abbotsford	2610	31808 South Fraser Way	Abbotsford	BC
arg-yxx-abbotsford	2610	31808 South Fraser Way	Abbotsford	BC
arg-yxx-abbotsford	2610	31808 South Fraser Way	Abbotsford	BC
arg-yca-comox	2610	1330 Military Row	Lazo	BC
arg-yxx-chilliwack	2610	45750B Luckakuck Way	Chilliwack	BC
arg-yxx-chilliwack	2610	45750B Luckakuck Way	Chilliwack	BC
TRN-IAD-01	2610	23430 Autopilot Drive	Dulles	VA
TRN-TOL-01	2610	11013 Airport Highway	Swanton	OH
TRN-YWG-DT	C2600	283 Elice Ave	Winnipeg	MA
TRN-YWG-01	C2600	2000 Wellington Ave	Winnipeg	MA

16

Router Name	Model	Address	City	ST
TRN-YXE-DT	2610	111-231 Avenue C North	Saskatoon	SA
TRN-ROC-01	2610	1300 Brooks Avenue	Rodchester	NY
TRN-RIC-01	2610	1 Richard E Byrd Terminal Drive	Richmond	VA
TRN-PIT-01	2610	Greater Pittsburgh Intl Arpt P O Box 12413 Lot #7	Pittsburgh	PA
TRN-AUS-01	2610	3600 Presidential #108	Austin	TX
TRN-TUL-01	2610	2222 N. 73rd. Ave.	Tulsa	OK
TRN-MOB-01	2610	Mobile Region Airport 88009	Mobile	AL
TRN-JAN-01	2610	143 S. Hangar Drive	Jackson	MS
TRN-YOW-ADMIN	2610	1733 St. Laurent Blvd	Ottawa	ON
TRN-OMA-01	2610	2323 Fairchild Court	Omaha	NE
TRN-SDF-01	2610	4557 Crittenden Drive	Louisville	KY
TRN-DAY-01	2610	3350 Valet Drive	Vandalia	OH
TRN-CVG-01	2610	3230 Loomis Road	Hebron	KY
TRN-YYC-ADMIN	2610	2335 78th. Ave	Calgary	AB
TRN-NYC-01	2610	219 W. 77 Street	New York	NY
TRN-DTW-01	2610	Bldg 338 Lucas Drive	Detroit	MI
TRN-IAH-01	2610	4551 Will Clayton Pkwy	Houston	TX
TRN-MSY-01	2610	1020 Airline Hwy Service Rd A	Kenner	LA
TRN-BNA-01	2610	760 Hangar Lane	Nashville	TN
TRN-MEM-01	2610	2680 Rental Road	Memphis	TN
TRN-MEM-01	2610	2680 Rental Road	Memphis	TN
TRN-YQR-OPS	2610	2627 Airport Rd	Regina	SA
TRN-HSV-01	2610	1000 Gleen Hearn Blvd	Huntsville	AL
TRN-ITO-01	2610	Hilo Intl Airport	Hilo	HI
TRN-MONTREAL-DT	2610	1200 Stanley St	Montreal	QU
TRN-BC-ADMIN	2610	3866 McDonald Rd	Richmond	BC
TRN-CAN-HQ	2610	280 Attwell Drive	Etobicoke	ON
TRN-SAV-01	2610	44 Ida J. Gadsden Drive	Savannah	GA
TRN-MKC-01	2610	868 Tel Aviv	Kansas City	MO
TRN-BHM-01	2610	5527 Airline Drive	Birmingham	AL
TRN-TYS-01	2610	1933 Alcoa Hgwy	Alcoa	TN
TRN_SYR_01	2610	CE Hancock Airport	Syracuse	NY
TRN-SAN-01	2610	3280 North Harbor Drive	San Diego	CA
TRN-MCO-02	2610	8350 Hangar Blvd	Orlando	FL
TRN-BOS-01	2610	6 Tomanahwk Drive	East Boston	MA
TRN-CLE-01	2610	18809 Maplewood Ave	Cleveland	OH
TRN-MIA-01	2610	3355 NW 22nd. Street	Miami	FL
TRN-RDU-01	2610	1001 Car Rental Road	Raleigh	NC
TRN-MSP-01	2610	2500 Stewart Ave	ST Paul	MN
TRN-ORD-01	2610	560 Bessie Coleman Dr	Chicago	IL
TRN-YEG-01	2610	Service Road National Car Service Lot	Edmonton	AL
TRN-YEG-ADMIN	2610	Service Road National Car Service Lot	Edmonton	AL
TRN-HOU-01	2610	7600 Airport Blvd	Houston	TX
TRN-HRL-01	2610	3030 Airport Drive	Harlingen	TX
TRN-JAX-01	2610	2030 Rental Car Lane	Jacksonville	FL
TRN-CHS-01	2610	3440 Rental Car Lane	Charleston	SC

17

Router Name	Model	Address	City	ST
TRN-PNS-01	2610	2430 Airport Blvd	Pensacola	FL
TRN-MYR-01	2610	1050 Jetport Rd	Myrtle Beach	SC
TRN-CAE-01	2610	3210 Service Drive	West Columbia	SC
TRN-PFN	2610	3173 Airport Road	Panama City	FL
TRN-CLT-01	2610	4108 Rental Car Raod	Charlotte	NC
TRN-MLB-01	2610	1050 SOUTH JOE WALKER RD Bldg Info N/A	MELBOURNE	FL
TRN-SEA-01	2610	19707 Pacific Highway	Seattle	WA
TRN-SJC-01	2610	2300 Airport Blvd	San Jose	CA
TRN-PDX-01	2610	9225 NE Airport Way	Portland	OR
TRN-OAK-01	2610	165 98th. Avenue	Oakland	CA
TRN-GEG-01	2610	P O Box 19130	Spokane	WA
TRN-ATL-01	2610	3600 Naturally Fresh Blvd	College Park	GA
TRN-SFO-01	2610	780 McDonnell Rd	San Francisco	CA
TRN-GSO-01	2610	6319 Bryan Blvd	Greensboro	NC
TRN-CHA-01	2610	1001 Airport Road	Chattanooga	TN
TRN-BDL	2610	SCHOEPHOESTER ROAD BRADLEY IAP	WINDSOR LOCKS	CT
TRN-BUF-01	2610	4499 Genesee Street	Cheetowaga	NY
TRN-LGA-01	2610	95-10 Ditmars Blvd	E. Elmhurst	NY
TRN-DFW-01	C2600	2424 38th Ave	Dallas	Tx
TRN-VPS-01	2610	Okaloosa County Air Terminal,Satae Rd 85	Eglin AFB	FL
TRN-GRR-01	2610	5500 4th Street SE, Cascade TWP	Grand Rapids	MI
TRN-MHT-01	2610	Main Terminal, (LON)	Manchester	NH
TRN-PWM-01	2610	60 Darling Avenue	South Portland	ME
TRN-YVR-DT	2610	1130 West Georgia St	Vanvouver	BC
TRN-YHZ-01	2610	81 Bell Ave	Enfield	NS
TRN-HNL-01	2610	2912 Aolele St	Honolulu	HI
TRN-MDW-01	2610	4625 W. 55th St	Chicago	IL
TRN-LAX-02	C2600	9419 Airport Blvd	Los Angeles	CA
TRN-DCA-01	C2600	Reagan Washington National Airport	Washington	DC
TRN-SNA-01	2610	4361 Birch St	Newport Beach	CA
nir-1150	2524	2912 Aolele St	Honolulu	HI
TRN-EWR-01	C2600	Newark Int’l Airport Bldg 25	Newark	NJ
TRN-YUL-ADMIN	2610	666 Albert de Niverville	Dorval	QU
TRN-TLH-01	TRN-TLH-01	3000 Capital City Circle SW	Tallahassee	FL
TRN-PHF-01	2610	News/Williamsburg Int’l Airport	Newport News	VA
nir-4142	2524	4231 Macon Road, Suite 6	Columbus	GA
nir-5125	2524	1944 Williston Road	South Burlington	VT
yow-gatineau	804	415 Maloney Blvd Ouest	Gatineau	PQ
NIR-1153	2610	1256 NOBLE STREET Bldg Info N/A	FAIRBANKS	AK
nir-yqb-arpt	2610	510 Route Principale	St Foy	PQ
nir-yqb-arpt	2610	510 Route Principale	St Foy	PQ
nir-yqb-arpt	2610	510 Route Principale	St Foy	PQ
yqb-levis	804	72 Route President Kennedy	Levis	PQ
nir-421	2610	5325 Buffington Rd	College Park	GA
ncr-fll	2610	1795 Perimeter Road FT LAUDERDALE INTL ARPT	DANIA	FL

18

Router Name	Model	Address	City	ST
nir-honolulu-admin-02	2610	3015 KOAPAKA STREET	HONOLULU	HI
nir-ytaw01-deepriver	2610	20 Highway 17 East	Deep River	ON
nir-ytaw01-deepriver	2610	20 Highway 17 East	Deep River	ON
nir-ytaw01-deepriver	2610	20 Highway 17 East	Deep River	ON
nir-ywg-waverly	804	1437 Waverley Street	Winnipeg	MB
nir-ywg-waverly	804	1437 Waverley Street	Winnipeg	MB
yvr-broadway	Cisco 804	1770 West Broadway	Vancouver	BC
yvr-broadway	Cisco 804	1770 West Broadway	Vancouver	BC
yto-dixon	2610	600 Dixon Road	Toronto	ON
yto-dixon	2610	600 Dixon Road	Toronto	ON
yto-dixon	2610	600 Dixon Road	Toronto	ON
nir-yyz-01-attwell	4500	280 Attwell Dr.,	ETOBICOKE	ON
nir-langley	2610	20168 Fraser Hwy	Langley	BC
nir-langley	2610	20168 Fraser Hwy	Langley	BC
nir-480	2524	515 West 4th Ave	Escondido	CA
nir-397-02	2610	8997 AIRPORT BLVD Terminal A	ORLANDO	FL
nir-398-02	2610	8997 AIRPORT BLVD Terminal B	ORLANDO	FL
yqb-jeantalon	772	2240 Jean Talon Nord	Ste Foy	PQ
yqb-charest	cisco 804	542 Charest Est	Quebec City	PQ
yqb-charest	cisco 804	542 Charest Est	Quebec City	PQ
nir-yqb-arpt	2610	510 Route Principale	St Foy	PQ
argr-hqt-02	Cisco 3620	7700 France Avenue, South EDINA	MINNEAPOLIS	MN
anc-plh-cnt	2610	Philadelphia Airport	PHILADELPHIA	PA
alm-1300	2610	24530 E 78TH AV	DENVER	CO
alm-1301	2610	8200 PENA BL	DENVER	CO
alm-1302	2610	38750 W HWY 82	ASPEN	CO
alm-1303	2610	7770 E DRENNAN RD	COLORADO SPRINGS	CO
alm-1304	2610	7744 JIM IRWIN RD	COLORADO SPRINGS	CO
alm-1305	2610	706 N 3800 W	SALT LAKE CITY	UT
alm-1306	2524	776 N TERMINAL DR	SALT LAKE CITY	UT
alm-1307	2610	1250 E ARPT RD	JACKSON HOLE	WY
alm-1308	2610	1250 E ARPT RD	JACKSON HOLE	WY
alm-1310	2610	2620 E ARPT DR	TUCSON	AZ
alm-1311	2610	2620 E ARPT DR	TUCSON	AZ
alm-1321	2524	3200 SKY HARBOR BL	PHOENIX	AZ
alm-1322	2524	3400 SKY HARBOR BL	PHOENIX	AZ
alm-1323	2610	3600 SKY HARBOR BL	PHOENIX	AZ
alm-1325-01	2610	6855 BERMUDA ROAD	LAS VEGAS	NV
alm-1325-02	2610	6855 BERMUDA ROAD	LAS VEGAS	NV
alm-1325-controllers	2524	6855 BERMUDA ROAD	LAS VEGAS	NV
alm-1326-01	2610	9020 AVIATION BLVD — 1ST FLR	INGLEWOOD	CA
alm-1326-02	2610	9020 AVIATION BLVD — 1ST FLR	INGLEWOOD	CA
alm-1326hh	2524	9020 AVIATION BLVD — 1ST FLR	INGLEWOOD	CA
alm-1327	2610	9121 AVIATION BL	INGLEWOOD	CA
alm-1328	2610	500 WORLD WAY	LOS ANGELES	CA

19

Router Name	Model	Address	City	ST
alm-1331	2610	100 WORLD WAY TERMINAL #1	INGLEWOOD	CA
alm-1334	2610	4529 EMPIRE AV	BURBANK	CA
alm-1335	2610	2627 N HOLLYWOOD WAY T B	BURBANK	CA
alm-1336	2610	2627 N HOLLYWOOD WAY	BURBANK	CA
alm-1337	2610	9020 AVIATION WAY	INGLEWOOD	CA
alm-1338	2610	300 WORLD WAY	INGLEWOOD	CA
alm-1352	2610	4361 BIRCH ST	NEWPORT BCH	CA
alm-1355	2610	3450 EAST AIRPORT BLVD	ONTARIO	CA
alm-1358	2610	2942 KETTNER BL	SAN DIEGO	CA
alm-1358HH	2524	2942 KETTNER BL	SAN DIEGO	CA
alm-1360	2610	3 West MOKUEA PLACE/Admin	KAHULUI MAUI	HI
alm-1362	2610	3055 N. NIMITZ HWY	HONOLULU	HI
alm-1364	2610	1777 ALA MOANA BLVD	HONOLULU	HI
alm-1366	2610	905 MOKUEU PLACE	KAHULUI	HI
alm-1368	2610	30-C Halawai Drive	West Maui	HI
alm-1369-c	2524	General Lyman Field	Hilo	HI
alm-1370	2610	131 KEKUANAA PLACE	HILO	HI
alm-1371	2610	P O Box 449	Kailua Kona	HI
alm-1372-c	2610	Keahole-Kona Airport	Kailua-Kona	HI
alm-1373	2610	P O Box 449	Kailua Kona	HI
alm-1374	2610	3276 Hoolimalima Place	Lihue	HI
alm-1375-c	2610	3106 Peleke Street	Lihue	HI
alm-1376	2610	3073 Aukele St.	LIHUE KAUAI	HI
alm-1400	2610	40 EDWARDS COURT	BURLINGAME	CA
alm-1400hh	2524	40 EDWARDS COURT Bldg Info	BURLINGAME	CA
alm-1402	2610	687 FOLSOM ST	SAN FRANCISCO	CA
alm-1403	2610	750 BUSH ST	SAN FRANCISCO	CA
alm-1404	2610	2752 DE LA CRUZ BLVD	SANTA CLARA	CA
alm-1406	2610	6320 MC NAIR CIR	SACRAMENTO	CA
ala-rno-base	2610	1120 TERNINAL WAY	RENO	NV
alm-1409	2524	20636 PACIFIC HWY S	SEATTLE	WA
alm-1410	2610	21002 PACIFIC HWY S	SEATTLE	WA
alm-1412	2610	17801 PACIFIC HWY S	SEATAC	WA
alm-1413	2610	17801 PACIFIC HWY S	SEATAC	WA
alm-1414	2610	1301 6TH AV	SEATTLE	WA
alm-1420	2610	5000 WEST INTERNATIONAL ROAD	ANCHORAGE	AK
alm-2321	2610	4600 INTERNATL GATEWAY	COLUMBUS	OH
alm-2321hh	2610	4600 INTERNATL GATEWAY	COLUMBUS	OH
alm-2361	2610	135 JUDSON DR	ALCOA	TN
alm-2390	2610	5300 SOUTH HOWELL AVENUE	MILWAUKEE	WI
alm-2400-01-c	2610	3800 NORTH MANNHEIM ROAD	FRANKLIN PARK	IL
alm-2410	2610	6525 S CICERO AV	CHICAGO	IL
alm-2420	2610	4534 WOODSON RD	SAINT LOUIS	MO
alm-2420hh	2610	4534 WOODSON RD	SAINT LOUIS	MO
alm-3312-c	2524	9800 AIRPORT BLVD	SAN ANTONIO	TX
alm-3314	2610	8530 Eastern Ave	San Antonio	TX
alm-3315-01	2610	9310 Presidential Blvd	AUSTIN	TX

20

Router Name	Model	Address	City	ST
alm-3315-02	2610	9310 Presidential Blvd	AUSTIN	TX
alm-3315hh	2524	9310 Presidential Blvd	Austin	TX
alm-3315-HH	2524	9310 Presidential Blvd	Austin	TX
alm-3321	2610	2911 N SAM HOUSTON PKWY E	HOUSTON	TX
alm-3350	2610	3721 E ROOSEVELT	LITTLE ROCK	AR
alm-3351	2610	1 ARPT RD	LITTLE ROCK	AR
alm-4325	2610	3480 Rental Car Lane	Charleston	SC
alm-4326-c	2524	5500 INTERNATIONAL BL	CHARLESTON	SC
alm-4340	2610	1011 TRADE CT	RALEIGH	NC
Alm-4348	2524	ONE SIGNIA PLAZA, STE 900	Greenville	SC
alm-4351	2610	1720 RICHARD PETTY BL	DAYTONA BCH	FL
alm-4360	2610	1801 AIRLINE AV	SANFORD	FL
alm-4361	2610	2101 E ARPT BL	SANFORD	FL
alm-4370	2610	1720 CAPITAL CIR S W	TALLAHASSEE	FL
alm-4376	2524	200 Terminal Drive	Fort Lauderdale	FL
alm-4400-01	2610	3355 NW 22ND ST-RD	MIAMI	FL
alm-4400-02	2610	3355 NW 22ND ST-RD	MIAMI	FL
alm-4401	2610	4000 NW 31st Street	MIAMI	FL
alm-4410	2610	18080 COLLINS AV	MIAMI BEACH	FL
alm-4420	2610	2516 N Roosevelt Blvd	Key West	FL
alm-4431	2524	1130 RENTAL CAR RD	SARASOTA	FL
alm-4450	2610	2401 COLLINS AVENUE	Miami Beach	FL
alm-4470	2610	14640 46TH ST N	CLEARWATER	FL
alm-4500-01	2610	8200 MCCOY ROAD	Orlando	FL
alm-4500-Controlers	2524	8200 MCCOY ROAD	Orlando	FL
alm-4501-01	2610	8100 MCCOY ROAD	ORLANDO	FL
alm-4510	2610	9840 INTERNATIONAL DR	ORLANDO	FL
alm-4515	2610	5905 INTERNATIONAL DR	ORLANDO	FL
alm-4525	2610	1900 LAKE BUENA VISTA DR	LAKE BUENA VISTA	FL
alm-4530	2610	7514 W HWY 192(HAWAIIAN R	KISSIMMEE	FL
alm-4535	2610	2121 BELVEDERE RD	W PALM BCH	FL
alm-4536	2610	3000 BELVEDERE RD BL 1000	WEST PALM BEACH	FL
alm-4545-01	2610	2601 S FEDERAL HWY	FT LAUDERDALE	FL
alm-4545-02	2610	2601 S FEDERAL HWY	FT LAUDERDALE	FL
alm-5309	2524	2 TOMAHAWK DR	EAST BOSTON	MA
alm-5312	2610	134 MARGINAL ST.	CHELSEA	MA
alm-5313	2610	1000 Westbrook St	PORTLAND	ME
alm-5318	2524	8800 ESSINGTON AV	PHILADELPHIA	PA
alm-5320	2610	776 ELKRIDGE LANDING ROAD	LINTHICUM	MD
alm-5321	2610	BALT-WASH ARPRT S TERM	BALTIMORE	MD
alm-5323	2610	7074 ELM ST	LINTHICUM	MD
alm-5324	2610	775 ELKRIDGE LANDING RD	LINTHICUM	MD
alm-5331	2524	2780 JEFFERSON DAVIS HWY	ARLINGTON	VA
alm-5333	2610	2000 POST ROAD	WARWICK	RI
alm-5335	2524	69 SPRING STREET	Ramsey	NJ
alm-5336	2524	116-55 QUEENS BLVD.	Forest Hills	NY
alm-6306	2610	666 Albert De Niverville	Montreal	PQ

21

Router Name	Model	Address	City	ST
alm-6307	2610	975 ROMEO-VACHON BLV N	DORVAL	PQ
alm-6308	2610	1200 BAY ST SUITE	TORONTO	ON
alm-slt-res-02-b	2524	155 N. 400 W. suite 200	SaltLake City	UT
alm-slt-res-1	2610	155 N. 400 W. suite 200	SaltLake City	UT
alm-stun-01	2500	5301 NW 33rd Avenue	Fort Lauderdale	FL
arg-dmz	2524	1780 Jay Ell Drive	Richardson	TX
arg-dmz	2524	1780 Jay Ell Drive	Richardson	TX
BlueLake-SE-R4	2610	4680 Blue Lake Dr	Boca Raton	FL
DCFLFTL-CIP1	7507	5301 NW 33rd Avenue	Fort Lauderdale	FL
DCFLFTL-CIP1	7507	5301 NW 33rd Avenue	Fort Lauderdale	FL
DCFLFTL-CIP2	7507	5301 NW 33rd Avenue	Fort Lauderdale	FL
DCFLFTL-CIP2	7507	5301 NW 33rd Avenue	Fort Lauderdale	FL
DCFLFTL-R1	7507	5301 NW 33rd Avenue	Fort Lauderdale	FL
DCFLFTL-R1	7507	5301 NW 33rd Avenue	Fort Lauderdale	FL
DCFLFTL-R1	7507	5301 NW 33rd Avenue	Fort Lauderdale	FL
nir-5118	2524	763 Elridge Landing Rd	Baltimore	MD
Accenture-R1	2611	100 Peach Tree St NW Suite1300	Atlanta	GA
Accenture-R1	2611	100 Peach Tree St NW Suite1300	Atlanta	GA
alm-5325	cisco 2524	2300 York Road,Suite 208	Timonium	MD
alm-4378	cisco 2524	1 Red Cleveland Blvd, Sanford Airport	Sanford	FL
alm-4377	2610	16006 Chamberlain Pkwy	FT MYERS	FL
alm-tulsa-hh-c	2524	7777 E Apache	Tulsa	OK
alm-albq-hh	2524	2601 Yale SE	Albuquerque	NM
alm-tampa-hh	2524	5111 West Spruce ST	TAMPA	FL
alm-1300-02	2610	24530 E 78TH AV	DENVER	CO
nir-3101	2610	7777 E. Apatche	Tulsa	OK
nir-3101	2610	7777 E. Apatche	Tulsa	OK
nir-3101	2610	7777 E. Apatche	Tulsa	OK
alm-4400-02	2610	3355 NW 22ND ST-RD	MIAMI	FL
alm-4400-02	2610	3355 NW 22ND ST-RD	MIAMI	FL
alm-4400-02	2610	3355 NW 22ND ST-RD	MIAMI	FL
alm-4400-02	2610	3355 NW 22ND ST-RD	MIAMI	FL
alm-2400-02-c	2610	3800 NORTH MANNHEIM ROAD	FRANKLIN PARK	IL
TRN-STL-01	C2600	10124 Natural Bridge Rd	St Louis	MO
TRN-BWI-01	C2600	763 Elkridge Landing Road	Linthicum	MD
TRN-WEST-RO	C2600	778Burlway Road	Burlingame	CA
TRN-NYRO	C2600	860 North Avenue Eas	Elizabeth	NJ
TRN-PHL-01	C2600	6950 Norwich Drive	Philadelphia	PA
TRN-ABQ-01	C2600	3400 University Building K	Albuquerque	NM
TRN-SRQ-01	C2600	1130 Rental Car Road	Sarasota	FL
TRN-PBI-01	C2600	2121 Belevedere Road	West Palm Beach	FL
TRN-RSW-01	C2600	16006 Chamberlain Parkway S.E.	Fort Myers	FL
TRN-FLL-01	C2600	2601 South Federal Highway	Ft Lauderdale	FL
TRN-TPA-01	C2600	5111 West Spruce St	Tampa	FL
TRN-OGG-01	C2600	905 Mokuea Place	Kahului	HI
TRN-LAS-01	C2600	6855 Bermuda Rd	Las Vaga	NV
TRN-BUR-01	C2600	2627 N. Hollywood Way Bldg 9 Suite 112	Burbank	CA

22

Router Name	Model	Address	City	ST
TRN-RNO-01	C2600	2555 Aviation Way	Reno	NV
TRN-ONT-01	C2600	3450 Airport Drive Suite 300	Ontario	CA
TRN-LIH-01	C2600	3276 Hoolimalima Pl	Lehue	HI
TRN-HNL-02	C2600	3055 N. Nimitz Hwy	Honolulu	HI
alm-4375	2610	2430 Airport Rd	Pensacola	FL
TRN-DEN-01	C2600	24530 E. 78Th. Avenue	Denver	CO
TRN-LAX-01	C2600	9020 Aviation Blvd	Inglewood	CA
TRN-SMF-01	C2600	6320 McNair Circle	Sacramento	CA
alm-4536-2	2524	3000 BELVEDERE RD BL 1000	WEST PALM BEACH	FL
TRN-KOA-01	c2600	Kea-Hoe Airport	Kona	HI
alm-west-palm	2610	2121 BELVEDERE ROAD	W. PALM BEACH	FL
ala-nyc-admin	2610	17 East 12th	New York	NY
ala-nyc-admin	2610	17 East 12th	New York	NY
ala-nyc-admin	2610	17 East 12th	New York	NY

23

SCHEDULE 6.2(b)

SUPPORTED HARDWARE – LEASED BY NEWCO

PART A – ASSIGNED HARDWARE (LEASED)

PART B – RETAINED HARDWARE (LEASED)

UNIX SERVERS – DATA CENTER(1)

Vendor	Server Name	Model	Function	Serial Number
Clariion		Mod 30	DASD ARRAY	TBD
EMC		3930	SYMMETRIX	5265-5333
EMC	DASD Consolidation	8830-73	SYMMETRIX	TBD
EMC		EC-1200	CONNECTRIX	TBD
EMC		TBD	CELERRA	TBD
EMC	Data Warehouse	8830-73	SYMMETRIX	TBD
HP	HQRN005	L2000	PS HR PRODUCTION	USS4104FD1
HP	HQRND05	L 2000	PS HR DEV-APP	USS4103EUS
HP	HQRN020	V2200	RMS PERF MON PROD	US10072102
HP	HQRN026	V2500	CRS/IRMS PROD	USR39210EP
HP	HQRN006	N4000	PS PROD DB	USM41049YN
HP	HQRND06	N4000	PS HR DEV-DB	USM4105AlK
HP	HQRND26	K570	CRS/IRMS DEV	3828A9869
HP	HQRND20	D380	RMS PERF MON-DEV	3712A7320
HP	HQRN021	K370	NCR CLAIMS - PROD	3821A28269
HP	PSMMDB14	K460	PS FINANCIAL - DEV	3638A20664
HP	HQRN010	K570	PS FINANCIAL APP PROD	3753A75833
HP	HQRN011	k570	PS FINANCIAL DB PROD	3750A69872
HP	HQRN023	K580	TUNEUP PROD	3853A64576
HP	HQRND23	K580	TUNEUP DEV	3853A64562

1

Vendor	Server Name	Model	Function	Serial Number
HP	HQRN025	K370	AUTO SYS REPORT MART	3742A49002
HP	HQRND25	D380	AUTO SYS REPORT MART	3840A53521
HP	HQRN022	K380	KRONOS PROD	3836A48983
HP	HQRN008	N4000	OMNI BACK	USM39292DP
IBM	HQRN030	7025-M80	MEMBERSHIP PROD DB	10-004AF 24X7
IBM	MINE01	7025-F50	DATA WAREHOUSE PROD	26-08163
IBM	ALVRU1	7009-C20	VOICE RECOGNITION	26-19439
IBM	HQRND30	7025-M80	MEMBERSHIP DEV-DB	10-0053F
IBM	HQRN024	7012-39H	COMM SERVER	26-87256
IBM	HQRN031	P610	WEB SPHERE	10-20AQA
IBM	HQRN032	P610	WEB SPHERE	10-20ADA
IBM	HQRN033	P610	WEB SPHERE	10-20A5A
IBM	HQRN034	P610	WEB SPHERE	10-209CA
IBM	HQRNLOAN1	7025-F50	WEB SPHERE	10-15874
IBM		7133-020	SSA DASD	57-71791
IBM		7133-020	SSA DASD	57-72196
IBM		7133-020	SSA DASD	57-72226
IBM		7133-020	SSA DASD	57-83052
IBM		7133-020	SSA DASD	57-71797
IBM		7133-020	SSA DASD	57-75402
IBM		7133-020	SSA DASD	26-21688
IBM		7133-020	SSA DASD	26-21687
STK	LTO Tape	L700E70	LIBRARY	TBD
STK	LTO Tape	TLTOP01	TAPE	TBD
STK	LTO Tape	TLTOP01	TAPE	TBD
STK	LTO Tape	TLTOP01	TAPE	TBD
STK	LTO Tape	TLTOP01	TAPE	TBD
STK	LTO Tape	TLTOP01	TAPE	TBD
STK	LTO Tape	TLTOP01	TAPE	TBD
STK	LTO Tape	TLTOP01	TAPE	TBD
STK	LTO Tape	TLTOP01	TAPE	TBD
STK	LTO Tape	TLTOP01	TAPE	TBD
STK	LTO Tape	TLTOP01	TAPE	TBD
STK	LTO Tape	TLTOP01	TAPE	TBD

2

Vendor	Server Name	Model	Function	Serial Number
STK	LTO Tape	TLTOP01	TAPE	TBD
STK	LTO Tape	TLTOP01	TAPE	TBD
STK	LTO Tape	TLTOP01	TAPE	TBD
STK	LTO Tape	TLTOP01	TAPE	TBD
STK	LTO Tape	TLTOP01	TAPE	TBD
STK	LTO Tape	TLTOP01	TAPE	TBD
STK	LTO Tape	TLTOP01	TAPE	TBD
STK	LTO Tape	TLTOP01	TAPE	TBD
STK	LTO Tape	TLTOP01	TAPE	TBD

(1) Above servers located at Newco Data Center, 5301 NW 33rd Avenue, Ft. Lauderdale, FL  33309

ODYSSEY

Vendor/	Hardware Type/Model	Description	Serial Number	Data Center/ Location
PRODUCTION
EMC	8730	SYM 86	000184701786	RIMF
HP	V2500 / 32	pddbs05	US10072117	RIMF
HP	712/1	pddbc05	US69116985	RIMF
HP	V2500 / 32	pddbs06	US10072027	RIMF
HP	712/1	pddbc06	US69116726	RIMF
HP	V2200 / 16	pdapl02	US10071956	RIMF
HP	712/1	pdpac02	6804A58809	RIMF
HP	V2200 / 16	pdapl03	US10072074	RIMF
HP	712/1	pdapc03	6803A57441	RIMF
HP	V2200 / 16	pdapl04	US10071981	RIMF
HP	712/1	pdapc04	6751A56213	RIMF
HP	N4000 / 8	pdapl05	24R3-79926-001	RIMF
HP	712/1	pdapc05	TBD	RIMF
HP	K370 / 2	pdcca01	3823A31449	RIMF
HP	K370 / 2	pdcca02	3823A31447	RIMF
HP	K370 / 3	pdprt01	3810A02149	RIMF
HP	K370 / 3	pdprt02	3810A02151	RIMF
HP	K370 / 3	pdgds01	3812A05877	RIMF
HP	K370 / 3	pdgds02	3810A02147	RIMF
IBM	D240	pdgds03	S70431041514	RIMF
HP	L2000	pdgds04	USS411933C	RIMF
HP	L2000	pdgds05	USS41329C9	RIMF
HP	12H	AUTORaid	0000000FB276	RIMF
HP	12H	AUTORaid	0000000FBDBC	RIMF
HP	12H	AUTORaid	0000000F4FBD	RIMF
HP	12H	AUTORaid	0000000F4C74	RIMF
HP	12H	AUTORaid	000000137093	RIMF
HP	12H	AUTORaid	00000013D52B	RIMF
HP	12H	AUTORaid	0000000F5488	RIMF
HP	12H	AUTORaid	00000025C446	RIMF
HP	12H	AUTORaid	0000000FB838	RIMF
HP	12H	AUTORaid	000000057F09	RIMF
HP	12H	AUTORaid	0000000576FB	RIMF
HP	12H	AUTORaid	00000005801A	RIMF

3

Vendor/	Hardware Type/Model	Description	Serial Number	Data Center/ Location
HP	12H	AUTORaid	000000057AD6	RIMF
HP	NETSERVER STORAGE SYSTEM/8			RIMF
F5	BigIP	PDBIP01	0101S	RIMF
F5	BigIP	PDBIP02	0085S	RIMF
F5	BigIP	PDBIP03	9209S	RIMF
F5	BigIP	PDBIP04	9206S	RIMF
Compaq	DL580	PDWEB01	D035DYV1K021	RIMF
Compaq	DL580	PDWEB02	D038DYV1K174	RIMF
Compaq	DL580	PDWEB03	D036DYV1K003	RIMF
Compaq	DL580	PDWEB04	D036DYV1K021	RIMF
Compaq	6000R	PDDNS01	D028CJR3K052	RIMF
Compaq	6000R	PDDNS02	D028CJR3K142	RIMF
HP	Netserver	ORI1	US82702186	RIMF
HP	Netserver	ORI2	US73401408	RIMF
Compaq	DL580	PDIMG01	D036DYV1K017	RIMF
Compaq	DL580	PDIMG02	D036DYV1K031	RIMF
TESTING AND TRAINING
HP	V2500 / 8	tddbs02	USR39300V1	RIMF
HP	K370 / 3	tdapl01	3810A01933	RIMF
HP	K370 / 2	tdgds01	3812A06006	RIMF
HP	K420 / 2	tdcca01	3740A43967	RIMF
F5	BigIP	TDBIP01	6854S	FLL DC
F5	BigIP	TDBIP02	8243S	FLL DC
Compaq	DL580	TDWEB01	D038DYV1K129	FLL DC
Compaq	DL580	TDWEB02	D038DYV1K126	FLL DC
Compaq	DL580	TDDNS01	D036DYV1K027	FLL DC
Compaq	DL580	TDDNS02	D038DYV1K132	FLL DC
Compaq	DL580	TDIMG01	D036DYV1K005	FLL DC
Compaq	DL580	TDIMG02	D036DYV1K068	FLL DC
SYSTEM SERVICES
STEK	9710	SILO 1	USS394904T	RIMF
STEK	9710	SILO 2	3828A39869	RIMF
HP	L2000 / 3	pdsys01	USS394904T	RIMF
HP	K570 / 3	pdsys02	3828A39869	RIMF
HP	D370 / 1	pdhpv01	3816A15387	RIMF
ODYSSEY DEVELOPMENT
HP	K370 / 2	drdbs02	3812A06351	HERNDON
HP	K420 / 4	drapl02	3738A3806	HERNDON
HP	K420 / 4	drapl03	3740A43967	HERNDON
HP	D390 / 2	drapl04	3849A61114	HERNDON
STEK	9714	SILO	266000000697	HERNDON
HP	D370 / 1	drsys01	3814A10815	HERNDON
HP	HP Netserver LX Pro	Nrcc-Usa-S001	US73500621	HERNDON
HP	HP Vectra	Remx	US72752870	HERNDON
HP	HP Vectra	Nrcc-Usa-S002	US73854685	HERNDON
HP	HP Vectra	CCTest	US73452020	HERNDON
HP	HP Vectra	Nrcc-Usa-BDC		HERNDON
Cisco	3600	N/A	362017661	HERNDON
Cisco	5000	N/A	66063489	HERNDON

4

Vendor/	Hardware Type/Model	Description	Serial Number	Data Center/ Location
HP	Netserver LXr Pro	RIADH01NCR01	US73900951	HERNDON
F5	BigIP	DRBIP01	8061	FLL DC
F5	BigIP	DRBIP02	8034	FLL DC
HP	Netserver	DRWEB01	US82901866	HERNDON
HP	Netserver	DRWEB02	US82900296	HERNDON
Compaq	DL580	DRDNS01	D025CJR3K198	HERNDON
Compaq	DL580	DRDNS02	D028CJR3K061	HERNDON
HP	K370/3	Drdbs01	7F004433	HERNDON
ODYSSEY DEVELOPMENT
HP	D250 / 2	dlgds01	3746A58769	LEXINGTON

NT SERVERS – DATA CENTER(1)

Vendor	Server Name	Model	Function	Serial Number
COMPAQ	BFLLC01ARG01	C6500	Alamo Data Mart
COMPAQ	BFLLC01ARG02	C6500	National Data Mart
COMPAQ	DBCTH01ARG03	1850R	NIDOMHQT01 BDC
COMPAQ	DBCTH01ARG04	DL380	Alamo BDC
COMPAQ	DCHQAL02	C2500R	SYSM gateway/sync
COMPAQ	DCHQAL04	C2500R	REVENUE F&P
IBM	DCHQAL05	PCS520	SMS
IBM	DCHQAL10	PCS330	FILE/PRINT
COMPAQ	DCHQAL14	C2500R	ACCOUNTING/TRECS prod
DELL	DCHQAL1401	PE6300	FILE/PRINT
COMPAQ	DCHQAL15	C3000R	BDC/EXCHANGE
IBM	DCHQAL16	PCS520	TRECS development
DELL	DCHQAL18	PE6300	FILE/PRINT
DELL	DCHQAL19	PE6300	FILE/PRINT
COMPAQ	DCHQALPDC	C2500R	ALAMO PDC / DNS
COMPAQ	DCHQARG01	C3000R	BDC
COMPAQ	DCHQARG02	C3000R	PDC
COMPAQ	DFLLH01ANC00	1850R	PDC
COMPAQ	DFLLH01ANC01	C1850R	BDC
COMPAQ	DFLLH01ARG01	C3000R	NIDOMHQT01 BDC
IBM	INFOSYS1	PCS330	FILE/PRINT
IBM	INTRANET1	PCS325	WEB SERVER
COMPAQ	MFLLH01ANC06	1850R	EXCHANGE
COMPAQ	MFLLH01ARG01	P2500	EXCHANGE

5

Vendor	Server Name	Model	Function	Serial Number
DELL	MFLLH01ARG02	PE6300	EXCHANGE
DELL	MFLLH01ARG03	PE6300	EXCHANGE
COMPAQ	MFLLH01ARG04	1850R	EXCHANGE
COMPAQ	MFLLH01ARG06	C1850R	EXCHANGE
COMPAQ	MHQTH01ARG02	1850R	EXCHANGE
COMPAQ	MTHQAL02	C1850R	EXCHANGE
COMPAQ	NFLLH01ANC00	C1850R	WINS (servers)
COMPAQ	NFLLH01ANC01	C1850R	WINS (workstations) & DHCP
COMPAQ	NFLLH01ANC03	C6500	ISA (Proxy) Server
IBM	NFLLH01ARG00	NetFinity 6000R	TACACS Auth. / VPN
HP	NFLLH01ARG01	NetServer LD Pro	WEB/PROXY SERVER
HP	RFLLH01ARG00	NetServer LH Pro	ROBOMON MASTER SERVER
COMPAQ	SBCTH01ARG01	3000	Tape Backups / F&P / BDC / SMS / SQL
COMPAQ	SBCTH01ARG07	1850R	F&P / BDC / SQL / Web / DFS
COMPAQ	SBCTH01ARG10	DL380	FILE/PRINT
COMPAQ	SFLLC01ARG01	C6500	NCR OLAP
COMPAQ	SFLLC01ARG02	C6500	ANC DEV
COMPAQ	SFLLC01ARG03	C6500	Alamo OLAP/ETL
COMPAQ	SFLLC01ARG04	C6500	NCR Reporting - Cognos / AutoSys
COMPAQ	SFLLC01ARG05	C6500	KRONOS WINFRAME
COMPAQ	SFLLC01ARG06	C6400R	NCR Reporting - Cognos / AutoSys
COMPAQ	SFLLC01NCR01	C5500R	KRONOS COM
COMPAQ	SFLLC01NCR02	1850R	KRONOS COM
COMPAQ	SFLLC01NCR03	C3000R	KRONOS COM
COMPAQ	SFLLC01NCR04	C5500R	KRONOS WINFRAME
COMPAQ	SFLLC01NCR05	C5500R	KRONOS SQL
COMPAQ	SFLLC01NCR05 Backup	C3000R	KRONOS SQL
COMPAQ	SFLLC02ARG01	C1850R	KRONOS COM
COMPAQ	SFLLC02ARG02	C1850R	KRONOS COM
COMPAQ	SFLLC02ARG03	C6500	KRONOS WINFRAME
COMPAQ	SFLLC02ARG04	C6500	KRONOS WINFRAME
COMPAQ	SFLLH01ANC01	3000	ANC Intranet Site

6

Vendor	Server Name	Model	Function	Serial Number
COMPAQ	SFLLH01ANC02	3000	Not yet in production
COMPAQ	SFLLH01ANC03	3000	Tivoli Management for QuickSilver
COMPAQ	SFLLH01ANC04	1850R	AutoSys / SQL
IBM	SFLLH01ANC05	Netfinity 4500R	Tivoli Gateway / WhatsUp Gold
COMPAQ	SFLLH01ANC06	Proliant 3000	RAM db
IBM	SFLLH01ANC08	Netfinity 6000	Pyramid MetaFrame
HP	SFLLH01ANC09	NetServer LD Pro	Mitchell/E-Claims Data Extractor
COMPAQ	SFLLH01ANC10	3000	Attendance/Performance db
COMPAQ	SFLLH01ANC11	3000	Attendance/Performance db
COMPAQ	SFLLH01ANC12	3000	IT_RES_DEV PDC
COMPAQ	SFLLH01ANC13	ML 530	SMS - Top of Tree
IBM	SFLLH01ANC14	Netfinity 6000R	WebScribe PROD
IBM	SFLLH01ANC15	Netfinity 6000R	Pyramid MetaFrame
COMPAQ	SFLLH01ANC16	2500	Archive Server
COMPAQ	SFLLH01ANC17	Prosignia 200	ICVERIFY
COMPAQ	SFLLH01ANC18	3000	AutoSys TEST
COMPAQ	SFLLH01ANC19	3000	Alamo Warranty / WebShere
COMPAQ	SFLLH01ANC20	6500	TeamBuilder
IBM	SFLLH01ANC21	Netfinity 6000R	TeamBuilder / SQL
“Clone”	SFLLH01ANC22	“Clone”	Kronos Citrix Upgrade TEST
COMPAQ	SFLLH01ANC24	6500	InterWise Millenium / Multicaster
IBM	SFLLH01ANC26	xSeries 360 Type 8686	Kronos COM (BGP/Oracle Test)
COMPAQ	SFLLH01ARG01	2500	Tape Backups
COMPAQ	SFLLH01ARG03	C3000R	FILE/PRINT
COMPAQ	SFLLH01ARG04	C6500	METAFRAME Pyramid - 2
COMPAQ	SFLLH01ARG05	C6500	METAFRAME Pyramid - 1
COMPAQ	SFLLH01ARG06	1850R	Contract Managerment / SQL
COMPAQ	SFLLH01ARG07	1850R	Treasury F/P
COMPAQ	SFLLH01ARG08	1850R	File Server
COMPAQ	SFLLH01ARG09	1850R	F&P / PeopleSoft
IBM	SFLLH01NAS00	NAS-100 (5190R12)	NAS File Server
IBM	SFLLH01NAS01	NAS-100 (5190R12)	NAS File Server

7

Vendor	Server Name	Model	Function	Serial Number
COMPAQ	SFLLH01PPS01	C3000R	PeopleSoft WEB Server
COMPAQ	SFLLH01PPS02	C3000R	PeopleSoft (non-Web)
COMPAQ	SFLLH02ARG01	1850R	SMS/CCM Plaza
COMPAQ	SFLLH02ARG02	1850R	CCM Development
HP	SFLLH02ARG04	Vectra XU	SourceSafe
COMPAQ	SFLLH03ARG01	1850R	SMS/CCM 1401 building
COMPAQ	SHQTH01ARG03	1850R	TCS Application Server
COMPAQ	SHQTH01ARG04	1850R	TCS Oracle Database Server
COMPAQ	SHQTH01ARG05	1850R	TCS Application Server
NETAPPL	SHQTH01ARG07	NETAPPL	FILE/PRINT
HP	SHQTH01ARG09	LD PRO	WARRANTY DEV
COMPAQ	SHQTH01ARG11	1850R	IT Online / “ALAMO How-To”
COMPAQ	SHQTH01ARG14	1850R	REPLICATION
COMPAQ	SHQTH01ARG18	6500R	TCS Metaframe Server
HP	SLABH01ARG01	LD PRO	Mitchell/E-Claims Check-In Server
IBM	SOFTDIS1	PCS520	XCELLNET
COMPAQ	SRHQAL04	C3000R	REVENUE / Reports FTP
COMPAQ	SRHQAL08	C3000R	WEB DEV / PROD Lanyon
COMPAQ	SRHQAL09	C3000R	WINFRAME Hyperion
COMPAQ	SRHQAL10	6400R	Hyperion
COMPAQ	SRHQAL12	C3000R	PSC Infrastructure Web Site
DELL	SRHQAL15	PE6300	WEBSCRIBE DEVELOPMENT
DELL	SRHQAL16	PE4300	WEBSCRIBE PRODUCTION
DELL	SRHQAL17	PE4300	RAS Authentication
Dell	SRHQAL25	PE6300	F&P / OmniBack / Time Master
COMPAQ	SRHQARG01	C3000R	GOALAMO WEB
COMPAQ	SRHQARG02	C3000R	WebTrends
DELL	SRHQARG03	PE4300	Unity Mail / FTP
COMPAQ	SRHQARG04	C6500	TA / Tour / ANCRENTAL.COM
COMPAQ	SRHQARG05	C6500	GOALAMO Front-End
IBM	SRHQARG06	NETFINITY 6000R	GOALAMO Front-End
IBM	SRHQARG07	NETFINITY 6000R	GOALAMO Front-End
COMPAQ	SRHQARG10	6400R	GOALAMO SQL
IBM	SRHQARG11	NETFINITY 6000R	DEXTER SQL
COMPAQ	SRHQARG13	DL580	GOALAMO Front-End
COMPAQ	SRHQARG14	DL580	GOALAMO Front-End

8

Vendor	Server Name	Model	Function	Serial Number
COMPAQ	SRHQIS03	C3000R	Open Connect
COMPAQ	TEMS_Exch	DeskPro	Exchange Monitor
COMPAQ	WBCTR04ARG34	EN350	TCS Listen Server
COMPAQ	WFLLC01NCR01	DP2000	Kronos Test TIMEKEEPER
COMPAQ	WFLLC01NCR02	DP2000	Kronos Test TIMEKEEPER
COMPAQ	WFLLC01NCR03	DP2000	Kronos PROD TIMEKEEPER
COMPAQ	SFLLH01ANC07	Proliant 800	Sales & Marketing
IBM	SFLLH01ANC25	Netfinity 6000R	SAN Config & Mgt (ECC) Server
IBM	SRHQARG08	Netfinity 6000R	ListServe (Mktg. Mass Mailing)
COMPAQ	ALAMO GMSERVER	Prosignia 300	GM Interface; formal name unknown
COMPAQ	CARTEMPS	Prosignia 300	Function & formal name unknown
COMPAQ	NATIONAL GMACCESS	Prosignia 300	GM Interface; formal name unknown

(1) Above servers located at Newco Data Center, 5301 NW 33rd Avenue, Ft. Lauderdale, FL  33309

NT SERVERS – REMOTE & PEROT SYSTEMS DATA CENTER (RIMF)

Vendor	Server Name	Model	Function	Serial Number	Location
COMPAQ	MHQTH51ARG01	1850-R	EXCHANGE	D848BZQ30260	RIMF
COMPAQ	MHQTH52ARG01	1850-R	EXCHANGE	D850BZQ30459	RIMF
COMPAQ	MHQTH53ARG01	1850-R	EXCHANGE	D847BZQ30349	RIMF
COMPAQ	MHQTH54ARG01	1850-R	EXCHANGE	Not legible	RIMF
COMPAQ	MHQTH55ARG01	1850-R	EXCHANGE	D850BZQ30437	RIMF
HP	MRIMF01NCR01	LHPro	EXCHANGE	USxxxxxxxx	RIMF
COMPAQ	MRMFH01ANC01	1850-R	EXCHANGE	illegible	RIMF
COMPAQ	MRMFH01ANC06	1850-R	EXCHANGE	D852BZQ30575	RIMF
COMPAQ	TestExchange	1850-R	EXCHANGE		RIMF
COMPAQ	DHQTH51ARG01	1850-R	BDC	D838BZQ31743	RIMF
COMPAQ	DHQTH52ARG01	1850-R	BDC	D847BZQ30278	RIMF
COMPAQ	DHQTH53ARG01	1850-R	BDC	D848BZQ30803	RIMF
COMPAQ	DHQTH54ARG01	1850-R	BDC	D848BZQ30726	RIMF
COMPAQ	DHQTH55ARG01	1850-R	BDC	D848BZQ30410	RIMF
COMPAQ	SHQTH51ARG01	1850-R	BDC / SMS	D848BZQ30655	RIMF
COMPAQ	SHQTH52ARG01	1850-R	BDC / SMS	D847BZQ30278	RIMF
COMPAQ	SHQTH53ARG01	1850-R	BDC / SMS	D848BZQ30803	RIMF

9

Vendor	Server Name	Model	Function	Serial Number	Location
COMPAQ	SHQTH54ARG01	1850-R	BDC / SMS	D848BZQ30726	RIMF
COMPAQ	SHQTH55ARG01	1850-R	BDC / SMS	D848BZQ30410	RIMF
COMPAQ	NRMFH01ARG00	1850-R	WINS/DHCP/DNS	D847BZQ30323	RIMF
COMPAQ	NRMFH01ARG01	1850-R	WINS/DHCP	D847BZQ30324	RIMF
COMPAQ	NRMFH01ARG02	1850-R	PROXY	D847BZQ30346	RIMF
COMPAQ	MCLTH01ARG01	Proliant 3000	EXCHANGE		Charlotte, NC
COMPAQ	DCLTH01ARG01	Proliant 3000	BDC		Charlotte, NC
COMPAQ	SCLTH01ARG01	Proliant 3000	BDC / SMS		Charlotte, NC
COMPAQ	NCLTH01ARG01	Desk Pro 350	WINS/DHCP/DNS		Charlotte, NC
HP	SDFWH01ARG00	LHPro	BDC / SMS / File & Print		Dallas
HP	SORDH01ARG00	LHPro	BDC / SMS / File & Print		Franklin Park, IL.
HP	MGSCH01NCR01	LHPro	EXCHANGE		Goose Creek, SC
HP	DGSCH01NCR01	LHPro	BDC		Goose Creek, SC
HP	SGSCH01ARG01	LHPro	SMS/SQL/File&Print		Goose Creek, SC
Intel	SGSCH01NCR03	Intel	BackUp Server/FTP		Goose Creek, SC
Intel	SGSCH01NCR04	Intel	Software Image Storage		Goose Creek, SC
HP	SHNLH01ARG00	LHPro	BDC / SMS / File & Print		Hawaii
HP	MHNLH01ARG01	LHPro	EXCHANGE		Honolulu, HI
HP	SIAHH01ARG00	LHPro	BDC / SMS / File & Print		Houston
HP	SLAXH01ARGOO	LHPro	BDC / SMS / File & Print		Los Angeles
HP	SEWRH01ARG00	LHPro	BDC / SMS / File & Print		New Jersey
HP	SMCOH01ARG00	LHPro	BDC / SMS / File & Print		Orlando
HP	SSFOH01ARG00	LHPro	BDC / SMS / File & Print		San Francisco
COMPAQ	MSLCH01NCR01	Proliant 3000	EXCHANGE		SLC, UT
COMPAQ	DSLCH01NCR01	Proliant 3000	BDC		SLC, UT
COMPAQ	SSLCH01NCR01	Proliant 3000	BDC / SMS		SLC, UT
COMPAQ	NSLCH01NCR01	Desk Pro 350	WINS/DHCP/DNS		SLC, UT
HP	SDCAH01ARG00	LHPro	BDC / SMS / File & Print		Washington DC

RIMF means:  Perot Systems Data Center, Richardson, TX

BOCA RATON means: 4680 BLUE LAKE DR, BOCA RATON, FL 33431

10

CANADA means: 1200 BAY ST SUITE, TORONTO, ON M5R2A5

GOOSE CREEK means: 208 ST. JAMES AVE, GOOSE CREEK, SC 29445

DALLAS means: 3410 HAWES ST, DALLAS, TX 75235

HAWAII means: 3055 N NIMITZ HWY, HONOLULU, HI 96819

MSP means: 4300 GLUEMACK DR, MINNEAPOLIS, MN 55439

PLAZA means: 200 S ANDREWS DR, FT LAUDERDALE, FL  33309

SLC means: 606 N 3800 W, SALE LAKE CITY, UT 84122

UK means: 126 DYKE RD, BRIGHTON, UK BN12SU

ROUTERS - REMOTE

Vendor	Router Name	Model	Serial Number	Location
TBD	BLUELAKE-SE-R1	MSFC	TBD	BOCA RATON
TBD	BLUELAKE-SE-R2	MSFC	TBD	BOCA RATON
CISCO	BLUELAKE-SE-R3	7206	TBD	BOCA RATON
TBD	BLUELAKE-SE-R4	2610	TBD	BOCA RATON
TBD	PLAZA-5TH-R1	MSFC	TBD	PLAZA
TBD	PLAZA-5TH-R2	MSFC	TBD	PLAZA
TBD	PLAZA-R1	3620	TBD	PLAZA
TBD	PLAZA-R1 SPARE	3620	TBD	PLAZA

BOCA RATON means: 4680 BLUE LAKE DR, BOCA RATON, FL 33431

PLAZA means: 200 S ANDREWS DR, FT LAUDERDALE, FL  33309

11

UNIX SERVERS – DATA CENTER(1)

Vendor	Server Name	Model	Function	Serial Number
HP	ALTMR01	D370	TIVOLI SERVER	3732A70237
IBM	HQRN027	7025-F50	TIVOLI BACKUP GATEWAY	10-28791
IBM	HQRN007	G40	TIVOLI/TEC SERVER	26-85817

(1)Above servers located at Newco Data Center, 5301 NW 33rd Avenue, Ft. Lauderdale, FL  33309

MAINFRAME - DATA CENTER(1)

Vendor	Hardware Type/Model	Description	Serial Number
EMC	8830-73	SYMETRIX DASD	TBD
IBM	2064-Z104	CPU	114F8
IBM	2105-F20	SHARK DASD	TBD
IBM	3174-21L	CONSOLE CONTROLLER	KY607
IBM	3174-21L	CONSOLE CONTROLLER	KB562
IBM	3174-21L	CONSOLE CONTROLLER	KB576
IBM	3174-21L	CONSOLE CONTROLLER	KB581
IBM	3174-21L	CONSOLE CONTROLLER	KE879
IBM	3745-31A	COMM CONTROLLER	60605
IBM	3746-900	COMM CONTROLLER	90517
IBM	6262	PRINTER	TBD
IBM	9032	ESCON DIRECTOR	21456
IBM	9032	ESCON DIRECTOR	21457
IBM	9032	ESCON DIRECTOR	21458
IBM	9032	ESCON DIRECTOR	22555
IBM	9037-001	MAINFRAME TIMER	01235
IBM	9037-001	MAINFRAME TIMER	01236
IBM	9672-R56	CPU9	51720
IBM	9674 CFacility	MAINFRAME	TBD
STK	9310-001	POWDERHORN	004-5457
STK	9310-001	POWDERHORN	004-6458
STK	9310-001	POWDERHORN	004-8958
STK	9311-001	POWDERHORN COMPONENT	008-6434
STK	9311-001	POWDERHORN COMPONENT	008-6470
STK	9311-001	POWDERHORN COMPONENT	008-9059
STK	4420-001	TAPE UNIT	005-5871
STK	4420-001	TAPE UNIT	005-8766
STK	4420-001	TAPE UNIT	005-8777
STK	9330-001	POWDERHORN COMPONENT	216-761

12

Vendor	Hardware Type/Model	Description	Serial Number
STK	9330-001	POWDERHORN COMPONENT	216-770
STK	9490-M32	TAPE UNIT	232-179
STK	9490-M32	TAPE UNIT	272-353
STK	9490-M32	TAPE UNIT	272-354
STK	9490-M34	TAPE UNIT	232-106
STK	9490-M34	TAPE UNIT	232-107
STK	9490-M34	TAPE UNIT	232-108
STK	9490-M34	TAPE UNIT	232-113
STK	9490-M34	TAPE UNIT	232-194
STK	9490-M34	TAPE UNIT	232-195
STK	9490-M34	TAPE UNIT	232-253
STK	9490-M34	TAPE UNIT	232-278
STK	9490-M34	TAPE UNIT	232-5965
STK	9840-BL2	T9840B, LIBRARY, ESCON	TBD
STK	9840-BL2	T9840B, LIBRARY, ESCON	TBD
STK	9840-BL2	T9840B, LIBRARY, ESCON	TBD
STK	9840-BL2	T9840B, LIBRARY, ESCON	TBD
STK	9840-BL2	T9840B, LIBRARY, ESCON	TBD
STK	9840-BL2	T9840B, LIBRARY, ESCON	TBD
STK	9840-BL2	T9840B, LIBRARY, ESCON	TBD
STK	9840-BL2	T9840B, LIBRARY, ESCON	TBD
STK	9840-BL2	T9840B, LIBRARY, ESCON	TBD
STK	9840-BL2	T9840B, LIBRARY, ESCON	TBD
STK	9840-BL2	T9840B, LIBRARY, ESCON	TBD
STK	9840-BL2	T9840B, LIBRARY, ESCON	TBD
STK	9840-BL2	T9840B, LIBRARY, ESCON	TBD
STK	9840-BL2	T9840B, LIBRARY, ESCON	TBD
STK	VSM -TBD	VIRTUAL STORAGE MANAGER	TBD
STK	VSM -TBD	VIRTUAL STORAGE MANAGER	TBD
XEROX	TBD	PRINTER	TBD
XEROX	TBD	PRINTER	TBD
XEROX	TBD	PRINTER	TBD

(1) Above mainframe hardware located at Newco Data Center, 5301 NW 33rd Avenue, Ft. Lauderdale, FL  33309

NT SERVERS — DATA CENTER(1)

Vendor	Server Name	Model	Function	Serial Number
HP	SNA1 (SNA3OLD)	LHPro	SNA
HP	SNA2	LHPro	SNA
HP	SNA3	LHPro	SNA

13

Vendor	Server Name	Model	Function	Serial Number
HP	SNA4	LHPro	SNA
COMPAQ	XGWSNAAM	DeskPro	Project X
IBM	XGWALCSA2	PS/ValuePoint 466DX2	Project X - Sabre
HP	GHQTH01ARG07	Vectra VA Pentium	Project X - Sabre
IBM	XDCSGM1	PC350-P166	Project X
IBM	XDCSGM2	PC350-P133	Project X
IBM	XDCSGM3	PC - model unknown	Project X
IBM	XGWALCAM	PS/ValuePoint 433 SX/D	Project X
	XGWALCAP	Unidentifiable - possible clone	Project X
	XGWALCSA	Unidentifiable - possible clone	Project X
IBM	XGWALCWS	PC 350	Project X
COMPAQ	XGWSNAAP	DeskPro	Project X
	XPOWER2	Unidentifiable - possible clone	Project X
IBM	XSERVER1	PC Server 320	Project X

(1) Above servers located at Newco Data Center, 5301 NW 33rd Avenue, Ft. Lauderdale, FL  33309

REMOTE (ALAMO) HARDWARE (IBM Remote Controllers)

Vendor	Hardware Type	Model	Serial Number	Location(1)
IBM	3174	91R	000050989	0130 BURLNGME
IBM	4232	302	0000AC123	0130 BURLNGME
IBM	4232	302	0000AC128	0130 BURLNGME
IBM	4232	302	0000AC114	0130 BURLNGME
IBM	4232	302	0000AC113	0130 BURLNGME
IBM	3174	95R	000054100	A 0010 MIAMI
IBM	3174	11R	0000AV792	A 0010 MIAMI
IBM	4232	302	0000AB646	A 0010 MIAMI
IBM	4232	302	0000AB645	A 0010 MIAMI
IBM	4232	302	0000AB644	A 0010 MIAMI
IBM	4232	302	0000AB643	A 0010 MIAMI
IBM	4232	302	0000AB642	A 0010 MIAMI
IBM	3174	91R	000048094	A 0012 N MIAMI
IBM	3174	91R	000033308	A 0013 MIAMI
IBM	3174	91R	000050479	A 0014 KEY WEST
IBM	3174	95R	000054539	A 0020 FT LAUD
IBM	4232	302	0000AB835	A 0020 FT LAUD
IBM	4232	302	0000AE007	A 0020 FT LAUD
IBM	4232	302	0000AD998	A 0020 FT LAUD
IBM	4232	302	0000AE008	A 0020 FT LAUD

14

Vendor	Hardware Type	Model	Serial Number	Location(1)
IBM	4232	302	0000AE011	A 0020 FT LAUD
IBM	4232	302	0000AT313	A 0020 FT LAUD
IBM	4232	302	0000AB950	A 0020 FT LAUD
IBM	4232	302	0000AB959	A 0020 FT LAUD
IBM	4232	302	0000AD548	A 0020 FT LAUD
IBM	4232	302	0000AB963	A 0020 FT LAUD
IBM	3174	91R	000017032	A 0022 FT LAUD
IBM	3174	91R	000039838	A 0037 CLRWTR
IBM	3174	91R	000046537	A 0037 CLRWTR
IBM	3174	21R	0000KT180	A 0040 ORLANDO
IBM	3174	95R	000054956	A 0040 ORLANDO
IBM	3174	95R	000054955	A 0040 ORLANDO
IBM	3174	95R	000054957	A 0040 ORLANDO
IBM	4232	302	0000AB957	A 0040 ORLANDO
IBM	4232	302	0000AB955	A 0040 ORLANDO
IBM	4232	302	0000AB956	A 0040 ORLANDO
IBM	4232	302	0000AB949	A 0040 ORLANDO
IBM	4232	302	0000AR364	A 0040 ORLANDO
IBM	4232	302	0000AB961	A 0040 ORLANDO
IBM	4232	302	0000AB960	A 0040 ORLANDO
IBM	4232	302	0000AB948	A 0040 ORLANDO
IBM	3174	91R	000050480	A 0042 ORLANDO
IBM	3174	91R	000050481	A 0043 KISSIMME
IBM	3174	91R	000050486	A 0044 LK BUENA
IBM	3174	91R	000052699	A 0050 W PLM BC
IBM	3174	91R	000050482	A 0060 SARASOTA
IBM	3174	91R	000050735	A 0095 PENSACOL
IBM	3174	95R	000058816	A 0107 SCRMNTO
IBM	3174	91R	000030443	A 0108 SCRMNTO
IBM	3174	91R	000053040	A 0110 SAN DIEG
IBM	4232	302	0000AC115	A 0110 SAN DIEG
IBM	4232	302	0000AC117	A 0110 SAN DIEG
IBM	4232	302	0000AC127	A 0110 SAN DIEG
IBM	4232	302	0000AC130	A 0110 SAN DIEG
IBM	4232	302	0000AE473	A 0110 SAN DIEG
IBM	3174	91R	000041027	A 0120 INGLEWD
IBM	3174	23R	0000KM221	A 0120 INGLEWD
IBM	3174	23R	0000KM222	A 0120 INGLEWD
IBM	3174	91R	000041437	A 0120 INGLEWD
IBM	3174	91R	000041136	A 0120 INGLEWD

15

Vendor	Hardware Type	Model	Serial Number	Location(1)
IBM	3174	91R	000045787	A 0120 INGLEWD
IBM	3174	91R	000045789	A 0120 INGLEWD
IBM	3174	23R	0000KM220	A 0120 INGLEWD
IBM	4232	302	0000AB965	A 0120 INGLEWD
IBM	4232	302	0000AB964	A 0120 INGLEWD
IBM	4232	302	0000AB966	A 0120 INGLEWD
IBM	4232	302	0000AB954	A 0120 INGLEWD
IBM	4232	302	0000AT316	A 0120 INGLEWD
IBM	4232	302	0000AB953	A 0120 INGLEWD
IBM	3174	91R	000046244	A 0135 SAN JOSE
IBM	3174	95R	000054004	A 0135 SAN JOSE
IBM	3174	91R	000046246	A 0135 SAN JOSE
IBM	3174	61R	0000Y2749	A 0137SCRAMENT
IBM	3174	61R	0000X9450	A 0138 SAN FRAN
IBM	3174	61R	0000X9445	A 0139 SAN FRAN
IBM	3174	51R	0000P3372	A 0140 LAS VEGA
IBM	3174	11R	0000AB241	A 0140 LAS VEGA
IBM	3174	11R	0000AU939	A 0140 LAS VEGA
IBM	4232	302	0000AC119	A 0140 LAS VEGA
IBM	4232	302	0000AC118	A 0140 LAS VEGA
IBM	4232	302	0000AC120	A 0140 LAS VEGA
IBM	4232	302	0000AC122	A 0140 LAS VEGA
IBM	3174	91R	000052629	A 0141 LAS VEGA
IBM	3174	91R	000038875	A 0141 LAS VEGA
IBM	4232	302	0000AH681	A 0141 LAS VEGA
IBM	4232	302	0000AH683	A 0141 LAS VEGA
IBM	4232	302	0000AI086	A 0141 LAS VEGA
IBM	4232	302	0000AI087	A 0141 LAS VEGA
IBM	4232	302	0000AI097	A 0141 LAS VEGA
IBM	3174	01R	0000F0838	A 0155 ONTARIO
IBM	3174	91R	000032422	A 0155 ONTARIO
IBM	3174	91R	000051250	A 0155 ONTARIO
IBM	3174	61R	0000Y2443	A 0160 TUCSON
IBM	3174	91R	000051779	A 0160 TUCSON
IBM	3174	91R	000045025	A 0165 SEATTLE
IBM	3174	11R	0000AU935	A 0165 SEATTLE
IBM	3174	11R	0000CW480	A 0165 SEATTLE
IBM	3174	91R	000051776	A 0165 SEATTLE
IBM	4232	302	0000AC116	A 0165 SEATTLE
IBM	4232	302	0000AC131	A 0165 SEATTLE

16

Vendor	Hardware Type	Model	Serial Number	Location(1)
IBM	4232	302	0000AC126	A 0165 SEATTLE
IBM	4232	302	0000AC125	A 0165 SEATTLE
IBM	3174	11R	0000AU938	A 0166 PORTLAND
IBM	3174	11R	000039331	A 0166 PORTLAND
IBM	4232	302	0000AE004	A 0166 PORTLAND
IBM	4232	302	0000AE003	A 0166 PORTLAND
IBM	3174	95R	000054651	A 0170 DENVER
IBM	3174	01R	0000A8708	A 0170 DENVER
IBM	3174	95R	000053749	A 0170 DENVER
IBM	4232	302	0000AD106	A 0170 DENVER
IBM	4232	302	0000AD114	A 0170 DENVER
IBM	4232	302	0000AR405	A 0170 DENVER
IBM	4232	302	0000AD105	A 0170 DENVER
IBM	4232	302	0000AD102	A 0170 DENVER
IBM	3174	91R	000050487	A 0174 COLORADO
IBM	3174	91R	000045899	A 0174 COLORADO
IBM	4232	302	0000AC626	A 0180 PHOENIX
IBM	4232	302	0000AC627	A 0180 PHOENIX
IBM	3174	91R	000039121	A 0188 LAS VEGA
IBM	3174	61R	0000X3516	A 0190 SALT LK
IBM	3174	95R	000053744	A 0190 SALT LK
IBM	4232	302	0000AD104	A 0190 SALT LK
IBM	4232	302	0000AD111	A 0190 SALT LK
IBM	4232	302	0000AD109	A 0190 SALT LK
IBM	3174	61R	0000X9391	A 0217 RALEIGH
IBM	3174	61R	0000Y2444	A 0217 RALEIGH
IBM	3174	91R	000051251	A 0220 E BOSTON
IBM	3174	91R	000050732	A 0220 E BOSTON
IBM	3174	11R	0000AU933	A 0220 E BOSTON
IBM	3174	91R	000050323	A 0220 E BOSTON
IBM	4232	302	0000AD703	A 0220 E BOSTON
IBM	4232	302	0000AC637	A 0220 E BOSTON
IBM	4232	302	0000AC636	A 0220 E BOSTON
IBM	3174	91R	000045902	A 0224 PORTLAND
IBM	3174	01R	0000E6039	A 0234 PHILADEL
IBM	4232	302	0000AD147	A 0234 PHILADEL
IBM	4232	302	0000AD149	A 0234 PHILADEL
IBM	4232	302	0000AD148	A 0234 PHILADEL
IBM	3174	01R	0000E3390	A 0240 KENNER
IBM	3174	91R	000050985	A 0246 LTL ROCK

17

Vendor	Hardware Type	Model	Serial Number	Location(1)
IBM	3174	91R	000039946	A 0256 N SYRACU
IBM	3174	91R	000057580	A 0407 DALLAS
IBM	3174	91R	000034454	A 0408 DALLAS
IBM	3174	95R	000053978	A 0412 DALLAS
IBM	3174	91R	000050468	A 0430 AUSTIN
IBM	3174	91R	000050469	A 0440 SAN ANTO
IBM	3174	91R	000037564	A 0489 LANSING
IBM	4232	302	0000AE010	A 0518 INDIANAP
IBM	4232	302	0000AE009	A 0518 INDIANAP
IBM	4232	302	0000AG337	A 0522 CLEVELAN
IBM	3174	91R	000052540	A 0540 ST LOUIS
IBM	3174	91R	000038305	A 0801 HONOLULU
IBM	4232	302	0000AC500	A 0810 HONOLULU
IBM	4232	302	0000AC505	A 0810 HONOLULU
IBM	4232	302	0000AC504	A 0810 HONOLULU
IBM	3174	91R	000050594	A 0812 HONOLULU
IBM	3174	91R	000031114	A 0815 HONOLULU
IBM	3174	91R	000051249	A 0815 HONOLULU
IBM	3174	91R	000035986	A 0815 HONOLULU
IBM	3174	91R	000050600	A 0820 KAHALUI
IBM	3174	95R	000058817	A 0820 KAHALUI
IBM	4232	302	0000AC502	A 0820 KAHALUI
IBM	4232	302	0000AC501	A 0820 KAHALUI
IBM	4232	302	0000AC506	A 0820 KAHALUI
IBM	4232	302	0000AD704	A 0822 MAUI
IBM	3174	91R	000050300	A 0830 HILO
IBM	4232	302	0000AG355	A 0830 HILO
IBM	3174	91R	000050475	A 0840 KAILUA
IBM	3174	95R	000054664	A 0840 KAILUA
IBM	4232	302	0000AG356	A 0840 KAILUA
IBM	4232	302	0000AG357	A 0840 KAILUA
IBM	3174	95R	000053670	A 0860 LIHUE
IBM	3174	91R	000050473	A 0860 LIHUE
IBM	4232	302	0000AR759	A 0860 LIHUE
IBM	4232	302	000077277	A 0860 LIHUE
IBM	3174	91R	000050177	A 0970 FT LAUD
IBM	3174	91R	000050988	A 0970 FT LAUD
IBM	3174	91R	000048148	A 0970 FT LAUD
IBM	3174	91R	000039064	A 0970 FT LAUD
IBM	3174	91R	000038980	A 0970 FT LAUD

18

Vendor	Hardware Type	Model	Serial Number	Location(1)
IBM	3174	91R	000038807	A 0970 FT LAUD
IBM	3174	23R	0000KX248	A 0975 FT LAUD
IBM	3174	91R	000033593	A 1378 FTLAUD
IBM	3174	91R	000034993	A 1378 FTLAUD
IBM	3174	91R	000034991	A 1378 FTLAUD
IBM	3174	91R	000030478	A 1378 FTLAUD
IBM	3174	91R	000030596	A 1378 FTLAUD
IBM	3174	11R	0000AU932	A 1378 FTLAUD
IBM	3174	81R	000008346	A 1378 FTLAUD
IBM	3174	91R	000037416	A 1378 FTLAUD
IBM	3174	51R	0000Q2248	A 1378 FTLAUD
IBM	3174	91R	000044263	A 1378 FTLAUD
IBM	3174	91R	000042993	A 1378 FTLAUD
IBM	3174	91R	000041135	A 1378 FTLAUD
IBM	3174	91R	000039776	A 1378 FTLAUD
IBM	3174	91R	000039432	A 1378 FTLAUD
IBM	3174	61R	0000W7374	A 1378 FTLAUD
IBM	3174	01R	0000G8995	A 1378 FTLAUD
IBM	3174	23R	0000KR794	A 1378 FTLAUD
IBM	3174	23R	0000KR787	A 1378 FTLAUD
IBM	3174	23R	0000KW892	A 1378 FTLAUD
IBM	3174	23R	0000KW889	A 1378 FTLAUD
IBM	3174	23R	0000KX792	A 1378 FTLAUD
IBM	3174	51R	0000P8456	A 1378 FTLAUD
IBM	3174	51R	0000P2245	A 1378 FTLAUD
IBM	3174	23R	0000KY634	A 1378 FTLAUD
IBM	3174	21R	0000KC468	A 1378 FTLAUD
IBM	3174	21R	0000KD245	A 1378 FTLAUD
IBM	3174	21R	0000KD246	A 1378 FTLAUD
IBM	3174	23R	0000KK358	A 1378 FTLAUD
IBM	3174	91R	000045027	A 1378 FTLAUD
IBM	3174	91R	000080346	A 1378 FTLAUD
IBM	3174	91R	000045028	A 1378 FTLAUD
IBM	3174	95R	000054980	A 1378 FTLAUD
IBM	3174	95R	000058819	A 1378 FTLAUD
IBM	3174	95R	000054056	A 1378 FTLAUD
IBM	3174	91R	000053041	A 1378 FTLAUD
IBM	3174	91R	000045788	A 1378 FTLAUD
IBM	3174	91R	000053551	A 1378 FTLAUD
IBM	3174	91R	000053877	A 1378 FTLAUD

19

Vendor	Hardware Type	Model	Serial Number	Location(1)
IBM	4232	302	0000AD112	A 1378 FTLAUD
IBM	4232	302	0000AC296	A 1378 FTLAUD
IBM	4232	302	0000AE303	A 1378 FTLAUD
IBM	4232	302	0000AG359	A 1378 FTLAUD
IBM	4232	302	0000AE304	A 1378 FTLAUD
IBM	3174	91R	000048024	ANC RENTAL(2)
IBM	4232	302	0000AC628	ANC RENTAL(2)
IBM	4232	302	0000AR351	COMP PROD/ALAMO(2)
IBM	4232	302	0000AR353	COMP PROD/ALAMO(2)
IBM	4232	302	0000AR354	COMP PROD/ALAMO(2)
IBM	4232	302	0000AR404	COMPUT PRODUCTS(2)
IBM	4232	302	0000AR756	REPUBLIC PLAZA(2)
IBM	4232	302	0000BB230	SALEM/ALAMO REN(2)
IBM	4232	302	0000BB231	SALEM/ALAMO REN(2)
IBM	3174	01R	0000E0837	-A-(2)

(1)   Most sites have a minimum of one and up to five controllers per city. Cannot verify serial number of functioning controllers with out further investigation.

(2)   These controllers are not connected – Newco to determine if they need to stay on maintenance.

20

SCHEDULE 6.4(a)

THIRD PARTY SYSTEMS SOFTWARE

PART A –SYSTEMS SOFTWARE LICENSES – OWNERSHIP RETAINED BY PEROT SYSTEMS

Perot Systems will retain ownership of the systems software in the following tables:

Company	Product Number (if applicable)	Description	Current Release
MIDRANGE
BEA		TUXEDO (RTK & SDK)
CHECKPOINT		HELP DESK SUPPORT, PATCHES & UPDATES
F5 NETWORKS		BIGIP
STONESOFT		STONEBEAT (M-SB)

SYSTEMS SOFTWARE TOOLS

Company	Product Name	Function
COMPUTER ASSOCIATES	AUTOSYS
VERISIGN	SSL ENCRYPTION KEYS

1

PART B – NEWCO RETAINED SYSTEMS SOFTWARE LICENSES

Company	Product Number (if applicable)	Description	Current Release
MIDRANGE
AGE LOGIC		SOFTWARE	4.0
APACHE		APACHE WEB SERVER
BUSINESS OBJECTS		BUSINES OBJECTS
CHECKPOINT		VPN/EEC
CLICK2LEARN
CLICK2LEARN		TOOLBOOK
COGNOS		“COGNOS PRODUCT” 430 RIGHT TO COPY
COGNOS		DESKTOP
COGNOS		IMPROMPTU ADMIN 2 LIC
COGNOS		IMPROMPTU ADMIN/ENTERPRISE/POWERPLAY 4 LIC
COGNOS		POWERPLAY ADMIN 2 LIC
COGNOS		POWERPLAY TRANSFORMER SERVER
COGNOS		POWERPLAY/IMPROMPTU - 50 LIC
COGNOS		POWERPLAY/IMPROMPTU - 6 LIC
COMPUSERV		PAL
EDS		ELITE
EMBARCADERO TECHNOLOGIES		DB ARTISTAN ORACLE 2 USER
EMBARCADERO TECHNOLOGIES		DB ARTISTAN ORACLE, SYBASE, MS SQL 4 USER
EMC		EMC DB TUNER
GROUP 1 SOFTWARE		CODE 1 PLUS
GROUP 1 SOFTWARE		CODE 1 PLUS SUBSCRIPTION 6 PER YEAR
GROUP 1 SOFTWARE		LIST CONVERSION PLUS
GROUP 1 SOFTWARE		MERGE PURGE PLUS
HEROIX		ROBOMON
HUMMINGBIRD COMMUNICATIONS		EXCEED OF WINDOWS NT
HUMMINGBIRD COMMUNICATIONS		HOST EXPLORER FOR WINDOWS NT
HP		HP-UX
HP		OMNIBACK II
IBM		AIX
IBM		AIX AD AND AE SUPPORTLINE
IBM		DB2	6.1

2

Company	Product Number (if applicable)	Description	Current Release
IBM		SNA SERVER FOR AIX
IBM		SECURE WAY DIRECTORY (LDAP)
IBM		WEBSPHERE
IBM		WEBSPHERE WSAD
IBM		VISUALAGE FOR JAVA	4.0
ILOG		AMPL
ILOG		CPLEX BASE AND MIP OPTION
ILOG		CPLEX SUITE
ILOG		CPLEX SUITE
ILOG		CPLEX SUITE
ILOG		CPLEX SUITE
INFORMATICA		INFORMATICA
INTERWISE
MCAFEE		ANTIVIRUS
MCAFEE		NETSHIELD NT
MCAFEE		NETSHIELD 2000	4.5
MICROPUBLISHER
MICROSOFT		FRONT PAGE 2000
MICROSOFT		INTERNET EXPLORER
MICROSOFT		IIS
MICROSOFT PREMIER SUPPORT		MICROSOFT (OPERATIING SYSTEM SOFTWARE)
MICROSOFT		OUTLOOK
NCS		ACCURA
NETG (THOMPSON/NETG)		VARIOUS PRODUCTS/COURSES ON A ROTATING BASIS
NETIQ		1 * EEM SENTRY ENTERPRSIE EVENT MGR
NETIQ		10,000 * DRA 6.X SINGLE USER
NETIQ		20 * DRA 6.X
NETIQ		2000 * DRA 6.X
NETIQ		3 * EEM SENTRY ENTERPRISE EVENT MGR
NETIQ		3500 * DRA 6.X
NETIQ		4000 * DRA 6.X SINGLE USER LIC.
NETIQ		7500 * EXA 6.X SINGLE USER
NETOPIA		TIMBUKTU PRO
OMTOOLS		23 ADDL LINES
OMTOOLS		NT FAX SERVER, UNLIMITED USERS
ORACLE		DEVELOPER/2000
ORACLE		ENTERPRISE MANAGER PERF. PACK
ORACLE		OBJECTS OPTION

3

Company	Product Number (if applicable)	Description	Current Release
ORACLE		ORACLE8 ENTERPRISE EDITION
ORACLE		PARALLEL SERVER OPTION
ORACLE		PARTITIONING OPTION
ORACLE		DESIGNER/2000
ORACLE		PROGRAMMER/2000
OSM		COS PRINT XPRESS
OSM		COSPRINT
OTG		DISK XTENDER
PLATINUM		ADVISOR
PLATINUM		AUTOSECURE ACCESS CONTROL
PLATINUM		AUTOSYS
PLATINUM		AUTOSYS EXPERT
PLATINUM		CCC/HARVEST
PLATINUM		DATABASE ANALYZER FOR ORACLE
PLATINUM		DBVISION
PLATINUM		DECISION BASE
PLATINUM		DESKTOP DBA
PLATINUM		ERWIN
PLATINUM		PEOPLESOFT ADAPTER
PLATINUM		PLAN ANALYZER
PLATINUM		SQL STATION
PLATINUM		TSREORG W/FAST UNLOAD
RED HAT		LINUX
REMEDY		HELP DESK SW LICENSE (PER USER)
SAS INSTITUTE		BASE SAS - N - AIX - F50
SAS INSTITUTE		BASE SAS – R
SAS INSTITUTE		SAS/ACCESS ORACLE - R
SAS INSTITUTE		SAS/CONNECT - R
SAS INSTITUTE		SAS/ETS – R WNDW 10 USERS
SAS INSTITUTE		SAS/INSIGHT - R WNDW 10 USERS
SAS INSTITUTE		SAS/OR - R WNDW 10 USERS
SAS INSTITUTE		SAS/STAT - N - AIX - F50
SAS INSTITUTE		SAS/STAT - N - ENTMINER - AIX - F50
SAS INSTITUTE		SAS/STAT - R
SAS INSTITUTE		SAS/STAT - R WNDW 10 USERS
SAS INSTITUTE		WINDOW SAS - ENTMINER - 5 USERS
SAS INSTITUTE		WNDW ECO BASIC - R10 USERS
SCANSOFT		DRAGON NATURALLY SPEAKING PROF.
SCANSOFT		ONMIPAGE
SEAGATE		CRYSTAL REPORTS

4

Company	Product Number (if applicable)	Description	Current Release
SOFTSKILLS		VARIOUS PRODUCTS/COURSES ON A ROTATING BASIS
STERLING COMMERCE		CONNECT ENTERPRISE
STERLING COMMERCE		CONNECT MAILBOX	Not supported
STERLING COMMERCE		CONNECT DIRECT
SYBASE		ACCESS SERVER CICS
SYBASE		ADAPTIVE SERVER - SUN
SYBASE		ADAPTIVE SERVER - SUN
SYBASE		ADAPTIVE SERVER ENTERPRISE (RISC)
SYBASE		ADAPTIVE SERVER ENTERPRISE (SUN)
SYBASE		ADAPTIVE SERVER IQ (RISC)
SYBASE		ADAPTIVE SERVER IQ (RISC)
SYBASE		ADAPTIVE SERVER IQ (RISC)
SYBASE		DB GATEWAY MVS/PC/WIN
SYBASE		DB GATEWAY MVS/PC/WIN
SYBASE		EMBEDDED SQL/C (SUN)
SYBASE		ENTERPRISE OMNICONNECT PC/WIN
SYBASE		ENTERPRISE OMNICONNECT PC/WIN
SYBASE		ODBC DRIVER - PC/WIN
SYBASE		OPEN CLIENT C DEVELOPER (SUN)
SYBASE		OPEN CLIENTCONNECT CICS
SYBASE		OPEN SERVERCONNECT CICS
SYBASE		SQL MONITOR BUNDLE (SUN)
SYBASE		SYBASE
TIVOLI SYSTEMS		BASE PRODUCTS CONVERTED TO POINTS
TIVOLI SYSTEMS		SECURITY & GEM
VERITAS		NETBACKUP
VISUAL NETWORKS		PAM
WILSON LEARNING		VARIOUS PRODUCTS/COURSES ON AROTATING BASIS

5

SYSTEMS SOFTWARE TOOLS

Company	Product Name	Function
ASL	WHATS UP GOLD V5.0
MICROSOFT	SQL SERVER
QUEST	SQL NAVIGATOR
QUEST	T.O.A.D. TOOL FOR ORACLE
SOFTARTISAN SA	FILEUP SERVER DAEMON

6

Company	Product Number (if applicable)	Description	Current Release
MAINFRAME
		PEOPLETOOLS	8.17.08 GO
ALLEN SYSTEMS		VIA/CENTER	4.5 (131)
ALLEN SYSTEMS		VIA/CENTER IDMS	4.5 (131)
ALLEN SYSTEMS		VIA/CENTER-APPL-MLS	4.5 (131)
ALLEN SYSTEMS		VIA/CENTER-AUTHORIZE	4.5 (100)
ALLEN SYSTEMS		VIA/INSIGHT	4.6 (003)
ALLEN SYSTEMS		VIA/SMARTEDIT	2.5 (101)
ALLEN SYSTEMS		VIA/ SMARTTEST	3.6 (003)
ALLEN SYSTEMS		VIA/SMARTTEST-CICS	3.6 (005)
ALLEN SYSTEMS		VIA/SMARTTEST-CICS-FS	3.6 (001)
ALLEN SYSTEMS		VIA/SMARTTEST-CICS-TCA	3.6 (001)
ALLEN SYSTEMS		VIA/SMARTTEST-CICS-TSO	3.6 (001)
ALLEN SYSTEMS GR.		ASG-DBOL	1405
ALLEN SYSTEMS GR.		FAST ACCESS	5.1.0
ANACOMP		ALVA
AONIX		NOMAD	6.5
BMC		SUPER OPTIMIZER CICS	3.0.01
CANDLE CORPORATION		COMMAND CENTER MQ	300 (PSP 9952)
CANDLE CORPORATION		OMEGAMON II CICS	500
CANDLE CORPORATION		OMEGAMON II MVS	500
CANDLE CORPORATION		OMEGAVIEW	300
COMPUTER ASSOCIATES		CA ELEVEN	2.2 (9710)
COMPUTER ASSOCIATES		CA JOBTRAC	3.4 (9910)
COMPUTER ASSOCIATES		CA-ADS/ONLINE	ANC SEE NOTE 1
COMPUTER ASSOCIATES		IDMS	ANC SEE NOTE 1
COMPUTER ASSOCIATES		IDMS DATA DICTIONARY	ANC SEE NOTE 1
COMPUTER ASSOCIATES		IDMS DC	ANC SEE NOTE 1
COMPUTER ASSOCIATES		IDMS DISTRIBUTED DATABASE	ANC SEE NOTE 1
COMPUTER ASSOCIATES		DB:ARCH. INTEGRATED	ANC see Note 1
COMPUTER ASSOCIATES		IDMS ICMS	ANC see Note 1

7

Company	Product Number (if applicable)	Description	Current Release
COMPUTER ASSOCIATES		IDMS SQL EXT ARCH	ANC see Note 1
COMPUTER ASSOCIATES		IDMS PERFORMANCE MONITOR	ANC SEE NOTE 1
COMPUTER ASSOCIATES		IDMS ONLINE QUERY	ANC SEE NOTE 1
COMPUTER ASSOCIATES		IDMSPRESSPACK	ANC SEE NOTE 1
COMPUTER ASSOCIATES		IDMS CULPRIT	ANC SEE NOTE 1
COMPUTER ASSOCIATES		IDMS CV	ANC SEE NOTE 1
COMPUTER ASSOCIATES		LIBRARY OF ROUTINES	ANC SEE NOTE 1
COMPUTER ASSOCIATES		CA OPS/MVS II CICS INTERFACE	ANC SEE NOTE 1
COMPUTER ASSOCIATES		CA-OPS/MVS II JES3	ANC SEE NOTE 1
COMPUTER ASSOCIATES		CA-OPS.MVS II MULTI-SYSTEM FAC	ANC SEE NOTE 1
COMPUTER ASSOCIATES		CA SYSVIEW W/E JES COMP	7.3
COMPUTER ASSOCIATES		CA LIBRARIAN BASE + LIB/AM	4.2 (9811)
COMPUTER ASSOCIATES		CA ONE	5.2 (9910L052)
COMPUTER ASSOCIATES		CA AUTOMATION POINT FOR OS	ANC SEE NOTE 1
GEAC		G/L	ANC SEE NOTE 1
GEAC		AP	ANC SEE NOTE 1
GEAC		HRS	ANC SEE NOTE 1
GROUP 1		CODE 1 PLUS	ANC SEE NOTE 1
GROUP 1		CODE 1 PLUS SUBSCRIPTION	ANC SEE NOTE 1
H&W		SYSM	6.6.1
H&W		SYSM/IIN	ANC SEE NOTE 1
H&W		SYSM/DSI	ANC see Note 1
IBM		ACF/NCP	V 7.0
IBM		ASSEMBLER	R 2.0
IBM		BOOKMANAGER	R 3.0
IBM		C/370	2.2
IBM		COBOL II	R 4.0
IBM		DFSMS	1.2
IBM		DFSORT	R 12.0
IBM		EREP	3.5
IBM		EXPEDITE	4.4

8

Company	Product Number (if applicable)	Description	Current Release
IBM		GDDM	2.3
IBM		HCD	5.2
IBM		ICKDSF	R 16.0
IBM		IP PRINTWAY	1.3
IBM		ISPF	4.1
IBM		JES/328X	ANC SEE NOTE 1
IBM		JES2	5.2.0
IBM		MQM	1.1.3
IBM		NETVIEW	3.1
IBM		NPM	2.2
IBM		NTUNEMON	2.1
IBM		OGL	R 1.0
IBM		OS390	V2.10
IBM		PL/I	2.3
IBM		PPFA	R 1.0
IBM		PSF	2.2.0
IBM		RACF (SECURITY SERVER 2.10)	2.2
IBM		RMF	5.2.0
IBM		SDSF	R 5.0
IBM		SMP/E	8.1
IBM		SSP	4.3
IBM		TCP/IP	3.2
IBM		TRANSACTION SERVER (CICS)	1.3
IBM		TSO/E	2.4
IBM		VTAM	4.3
IBM		X.25 NPSI	V 3.0
IBM		PRINT SERVICES ACCESS FACILITY
IBM		NETVIEW FTP
IBM		AD/CYCLE COBOL/370 FULL FUNCTION
IBM		TIVOLI NETVIEW ENTERPRISE
IBM		OS/VS RPGII COMPILER	V1
MACKINNEY		ISPF/VSAM UTILITY	2.4
MOBIUS		INFOPAC	6.1 (LC3282)
MOBIUS		VIEW DIRECT	ANC SEE NOTE 1
MOBIUS		WRITE DIRECT	ANC SEE NOTE 1
MOBIUS		DOCUMENT DIRECT	ANC SEE NOTE 1
OPEN CONNECT		WEBCONNECT	ANC SEE NOTE 1
PATHLORE		PREFERENCE/PHOENIX	7.7.1
PITNEY BOWES		INFOTRIEVE
PROGINET		IND$FILE	3.2B

9

Company	Product Number (if applicable)	Description	Current Release
SAS INSTITUTE		SAS	8
SEA		$AVRS	5.0A-22
STERLING COMMERCE		CONNECT ENTERPRISE
T A CONSULTING TEAM		DB-CROSS MVS	C81001
T A CONSULTING TEAM		DBSYNCHRO	C81001

10

SCHEDULE 6.4(b)

THIRD PARTY APPLICATIONS SOFTWARE

PART A – ASSIGNED APPLICATIONS SOFTWARE LICENSES

PART B – RETAINED APPLICATIONS SOFTWARE LICENSES

Company	Product Number (if applicable)	Description	Current Release
PEOPLESOFT		PEOPLESOFT HRMS (HUMAN RESOURCES, PAYROLL, BASE BENEFITS, E-PAY, E-PROFILE, E-COMPENSATION, E-BENEFITS, E-DEVELOPMENT	8.01
PEOPLESOFT		PAF WEB APPLICATION
KRONOS		KRONOS TIMEKEEPER	2A.03 SP3 (UPGRADING TO 3.4)
KRONOS		KRISP
ASPECT		TCS	5.0.8.2
PEOPLESOFT		PEOPLESOFT FINANCIALS (ACCOUNTS RECEIVABLE, GENERAL LEDGER, ASSET MANAGEMENT ACCOUNTS PAYABLE)	7.02
BRIO TECHNOLOGIES		REPORTMART-WEBSCRIBE	1.1
CHESAPEAKE SYSTEMS SOLUTIONS		T-RECS	3.0
SUNGARD		SUNGARD TREASURY	1.0
TCI		PTMS	2.71
CHESAPEAKE SYSTEMS SOLUTIONS		UPCS	4.0
TEAM BUILDER		TEAM BUILDER
MANUGISTICS		IRMS	2.5.1
RUBICON		RUBICON
ADP/DSI		TUNEUP	2.3.1
MITCHELL		MITCHELL (E-CLAIM 2.0 AND ULTRAMATE 4.7)
PYRAMID SERVICES		PYRAMID	1.2C

1

APPLICATIONS SOFTWARE TOOLS

Company	Product Name	Function
ACTIVE +	SERVICE KEEPER
ADOBE	ACROBAT
ADOBE	FRAMEMAKER
ADOBE	PAGEMAKER
ADOBE	PHOTOSHOP
ADOBE	TYPE MANAGER
ALTOVA	XML SPY
ARAXIS	MERGE
CATALYST	SOCKETWRENCH V3.1
CATALYST	SOCKETWRENCH (FREEWARE) V3.6
COREL	DRAW
COREL	PHOTPAINT
CVS	CVS (FREEWARE)
EHELP	ROBOHELP
FINITE MATTERS, LTD	FRAMESCRIPT
HP	C++
HP	C++ COMPILER
J-INTEGRA	JAVA-COM BRIDGE
LSOFT	LISTSERV
MACROMEDIA	DREAMWEAVER MX STUDIO
MACROMEDIA	FLASH
MACROMEDIA	FREE HAND
MESSAGE MEDIA	UNITY MAIL
MICROSOFT	VISUAL STUDIO VISUAL BASIC VISUAL INTERDEV VISUAL SOURCE SAFE
MICROSOFT	PROJECT
MICROSOFT	VISIO
NETIQ	WEBTRENDS REPORTING CENTER EBUSINESS EDITION
PEARL	PEARL (FREEWARE)
ROGUE WAVE	ROGUEWAVE LIBRARIES
SYBASE	POWERBUILDER/PFC

2

PART B – RETAINED APPLICATIONS SOFTWARE LICENSES

Company	Product Number (if applicable)	Description	Current Release
?		PRDP (PERFORMANCE DATABASE, CBT, AND PF HELP FUNCTIONALITY)
?		ACCRA IMAGING
INTERWISE		INTERWISE
CLICK TO LEARN		CLICK TO LEARN
NETG		NETG/DIGITAL

3

PART C – NEWCO APPLICATIONS SOFTWARE

LEGACY SYSTEMS
RESERVATIONS
FLEET
FINANCE
RENT
USER REPORTING
JRC (LACEK INTERFACE)
ANCILLARY APPLICATIONS
FLEET DATABASE
COMMUNITY AFFAIRS
ALAMO.COM
ANC ONLINE
ANC INTRANET
RES2000
OPS WEB SITE
TA.ALAMO.COM
TOUR.ALAMO.COM
PATS
SSRT
CIS
PERFORMANCE MONITOR
YEILD MANAGEMENT
MAINFRAME IRMS/PM/FLEET AVAILABILITY INTERFACES
PROJECT X
ARES
ATS
NATIONAL DATA WAREHOUSE
ANC DATA WAREHOUSE
TOPS WARE HOUSE
CUSTRPT
SALES CUBES
ADVANCED RES
WARRANTY
IT ONLINE

4

SCHEDULE 6.6

THIRD PARTY SERVICE CONTRACTS

PART A – ASSIGNED THIRD PARTY SERVICE CONTRACTS

PART B – RETAINED THIRD PARTY SERVICE CONTRACTS

Software Maintenance Contracts

System (Odyssey, Legacy, Shared, Other)	Vendor Name	Description
Odyssey	BEA
Odyssey	Group 1 Software
Odyssey	Hummingbird
Odyssey	IpSwitch
Odyssey	Merant
Odyssey	Oracle
Odyssey	Rational
Odyssey	Sterling Software
Odyssey	Verifone
Odyssey	Veritas Software
Odyssey	Checkpoint
Odyssey	Additional SW Maint.	Web Security Project
Other	Brio	ReportMart Maintenance
Other	Bankoe	Custom Kronos Program Maintenance
Other	Platinum	Decisionbase, CCC/Harvest, Advisor, Erwin Maintenance
Other	PeopleSoft	HRMS Maintenance
Other	Kronos	Lease Payment
Other	PeopleSoft	Financials Maintenance
Other	Dealer Solutions	Tune Up Maintenance
Other	Sybase	Sybase Subscription and Support
Other	Cyrano	Workbench subscription and support
Other	Cyrano	Impact subscription and support
Other	Informatica	Extract transform and load tool for DW
Other	Business Objects	End User Query and Reporting Tool
Other	Computer Associates	Erwin - Database desgn tool
Other	Embarcadero	DBArtisan
Other	Group 1	Address standardization and merge tool
Other	Webtrends	Webtrends Enterprise
Other	Verisign	Encryption software
Other	TBD	Direct Links project
Other	Computer Mail Services
Other	Network Appliance
Other	Norton	Why needed if MacaFee isused as well
Other	Verisign
Other	Additional SW Maint.	Salesforce Consoidation Proj.
Other	3COM RAS
Other	Visual Networks
Other	Remedy	License Fee

1

Shared	Checkpoint
Shared	Cognos
Shared	Embarcadero Technologies
Shared	Group 1 Software
Shared	Heroix
Shared	ILOG aka CPLEX
Shared	McAfee	Support
Shared	McAfee (Corp. Software)
Shared	Microsoft Premier
Shared	NetIQ (MCS - Mission Critical)
Shared	Netopia
Shared	Omtool Ltd.
Shared	Oracle
Shared	OSM
Shared	OTG
Shared	Platinum Technology
Shared	SAS Institute
Shared	Sterling Software
Shared	StoneSoft Inc
Shared	Tivoli Systems
Shared	Citrix Systems	Connectivity software

Software Maintenance required until Legacy system is decommissioned:

System (Odyssey, Legacy, Shared, Other)	Vendor Name	Description
Legacy	Listserv	Listserv email software
Legacy	Allen Systems
Legacy	AONIX
Legacy	BMC
Legacy	Candle
Legacy	Computer Associates
Legacy	Group 1 Software
Legacy	H & W
Legacy	IBM
Legacy	MacKinney Systems
Legacy	Metainfo
Legacy	Mobius
Legacy	Open Connect
Legacy	Pathlore (Renewed Nov 2001)
Legacy	Proginet Corp
Legacy	SAS Institute
Legacy	SEA
Legacy	Softworks
Legacy	TACT
Legacy	Viasoft (billed by Allen Systems - ASG)

2

Hardware Maintenance Contracts

System (Odyssey, Legacy, Shared, Other)	Vendor Name	Description
Odyssey	Cranel Service	STK 9710 tape silo
Odyssey	EMC	RIMF
Odyssey	Hewlett Packard	BCS Odyssey
Odyssey	StorNet	Dallas
Other	TBD	Direct Links project
Other	Foundry Network (added per Sharon)
Other	IBM	Ft. Lauderdale Data Center (Value)
Other	Network Appliance
Other	Avaya-Mtce-LBS	Blue Lake switch maintenance
Other	Computer Products Corp (CPC)	Campus Depot maintenance and Field routers
Other	Comtec Printers (National)	National HH printer repairs
Other	Datavision Prologix	Helpdesk, AP’s, Depot Repair HH National, US and Canada, Asset Tracking
Other	DCT	Laptops and Kronos Clocks Maintenance
Other	GlobelStar USA	Satellite phones
Other	Heartland	Depot repair Alamo Handhelds
Other	IBM	Maintenance for IBM 3270 Controllers
Other	Williams Communications	Plaza switch maintenance
Other	Visual Networks	Management software and hardware
Other	Hardware Repairs	CPC, D1, DCT (Out of Scope)
Other	TBD	Server & Proxy Maint. for eLearning
Other	NCS	Imaging Equipment EDS
Other	Arink	Printer EDS
Other	XFP Com	Com Microfiche EDS
Other	Kodak	Maintenance EDS
Other	IBM	Printer EDS
Other	Kodak	User Micro Machines
Other	Anacomp	Reader Printer AR
Other	Additional HW Maint.	Web Security Project
Shared	EMC	Ft. Lauderdale Data Center
Shared	EMC	Ft. Lauderdale, Minneapolis
Shared	Hewlett Packard	FLL, CSS RIMF
Shared	Moore (Annual Cost estimated)
Shared	Sun Microsystems	RIMF
Shared	Xerox	Ft. Lauderdale Data Center

System (Odyssey, Legacy, Shared, Other)	Vendor Name	Description
Other	EDS (Electronic Data System)	Ft. Laud Data Center (Base Sat. Srv)
Other	DecisionOne (Alamo)	Maintenance for Field PC’s and Printers
Other	DecisionOne (National)	Maintenance for Field PC’s and Printers
Other	GE Canada	Maintenance for Alamo and National PC’s (Canadian dollars)
Other	EDS	Micro Maintenance
Other	NextwareOne	Northern Telecom Hardware Maintenance

3

Hardware Maintenance required until Legacy is decommissioned:

System (Odyssey, Legacy, Shared, Other)	Vendor Name	Description
Legacy	IBM	Ft. Lauderdale Data Center (ANC)
Legacy	StorageTek	Ft. Lauderdale Data Center
Legacy	Iron Mountain (Arcus)

Lease Agreements

System (Odyssey, Legacy, Shared, Other)	Lessor	Schedule No.	Start Date	End Date	Term
Odyssey	Compaq Capital	100782000015	10/30/2000	9/30/2003	36
Odyssey	Fleet Business Credit/EMC	0012093-003	6/1/2001	#NAME?	39
Odyssey	Fleet Business Credit/EMC	0012093-004	6/1/2001	#NAME?	39
Odyssey	Hewlett Packard	5518B	6/1/1998	5/31/2003	36
Odyssey	Hewlett Packard	5518BA	1/22/1999	5/21/2003	29
Odyssey	Hewlett Packard	5518E	8/22/1998	5/21/2003	36
Odyssey	Hewlett Packard	5518F	8/22/1998	5/21/2003	36
Odyssey	Hewlett Packard	5518FA	5/22/1999	8/21/2001	27
Odyssey	Hewlett Packard	5518G	8/22/1998	5/21/2003	36
Odyssey	Hewlett Packard	5518H	8/22/1998	5/21/2003	36
Odyssey	Hewlett Packard	5518I	8/22/1998	5/21/2003	36
Odyssey	Hewlett Packard	5518L	8/22/1998	5/21/2003	36
Odyssey	Hewlett Packard	5518N	8/22/1998	5/21/2003	36
Odyssey	Hewlett Packard	5518O	8/22/1998	5/21/2003	36
Odyssey	Hewlett Packard	5518P	6/22/1998	6/30/2002	36
Odyssey	Hewlett Packard	5518R	8/22/1998	5/21/2003	36
Odyssey	Hewlett Packard	5518S	8/22/1998	5/21/2003	36
Odyssey	Hewlett Packard	5518T	8/22/1998	5/21/2003	36
Odyssey	Hewlett Packard	5518U	8/22/1998	5/21/2003	36
Odyssey	Hewlett Packard	5518V	8/22/1998	5/21/2003	36
Odyssey	Hewlett Packard	5518W	8/22/1998	5/21/2003	36
Odyssey	Hewlett Packard	5518X	8/22/1998	5/21/2003	36
Odyssey	Hewlett Packard	5518Y	6/22/1998	6/21/2001	36
Odyssey	Hewlett Packard	6473N	1/22/1999	12/21/2001	36
Odyssey	IBM Credit Corp.	D00804803	3/1/2000	2/28/2003	36
Odyssey	IBM Credit Corp.	D00804819	3/1/2000	2/28/2003	36
Odyssey	IBM Credit Corp.	D00808479	5/1/2000	4/30/2000	36
Odyssey	IBM Credit Corp.	D00824376	5/1/2000	4/30/2002	24
Odyssey	IBM Credit Corp.	D00846219	6/30/2000	6/29/2003	36
Odyssey	IBM Credit Corp.	D00873962	9/30/2000	9/29/2003	36
Odyssey	IBM Credit Corp.	D00913209	12/29/2000	12/28/2003	36
Odyssey	IBM Credit Corp.	D00933292	1/1/2001	1/1/2004	36
Other	Xerox	666757	3/13/2001	3/12/2005	48
Other	Xerox	952571206	3/13/2001	3/12/2005	48
Other	Xerox	952573459	3/13/2001	3/12/2005	48
Other	Xerox	954718375	3/13/2001	3/12/2005	48
Other	Xerox	954718391	3/13/2001	3/12/2005	48
Other	Cisco Capital	001-000	9/1/2000	8/31/2003	36
Other	Cisco Capital	002-000	5/1/2000	4/30/2003	36
Other	Cisco Capital	003-000	9/1/2000	8/31/2003	36

4

Other	Cisco Capital	004-000	10/1/2000	9/30/2003	36
Other	Cisco Capital	007-000	2/1/2000	1/31/2004	48
Other	TCF Leasing, Inc	0002256-500
Other	Compaq Capital	100068000017	11/30/1998	10/30/2000	24
Other	Compaq Capital	100068000018	11/30/1998	10/30/2000	24
Other	Compaq Capital	100068000036	5/1/1999	4/1/2002	36
Other	Compaq Capital	100782000005	4/1/2000	3/31/2003	36
Other	Compaq Capital	100782000005	4/1/2000	3/31/2003	36
Other	Compaq Capital	100782000007	6/1/2000	5/31/2003	36
Other	Compaq Capital	100782000007	6/1/2000	5/31/2003	36
Other	Compaq Capital	100782000007	6/1/2000	5/31/2003	36
Other	Compaq Capital	100782000007	6/1/2000	5/31/2003	36
Other	Compaq Capital	100782000007	6/1/2000	5/31/2003	36
Other	Compaq Capital	100782000007	6/1/2000	5/31/2003	36
Other	Compaq Capital	100782000007	6/1/2000	5/31/2003	36
Other	Compaq Capital	100782000007	6/1/2000	5/31/2003	36
Other	Compaq Capital	100782000009	6/1/2000	5/31/2002	24
Other	Compaq Capital	100782000009	6/1/2000	5/31/2002	24
Other	Compaq Capital	100782000009	6/1/2000	5/31/2002	24
Other	Compaq Capital	100782000009	6/1/2000	5/31/2002	24
Other	Compaq Capital	100782000010	6/1/2000	5/31/2003	36
Other	Compaq Capital	100782000012	9/30/2000	9/29/2002	24
Other	Compaq Capital	100782000012	9/30/2000	9/29/2002	24
Other	Compaq Capital	100782000012	9/30/2000	9/29/2002	24
Other	Compaq Capital	100782000012	9/30/2000	9/29/2002	24
Other	Compaq Capital	100782000013	9/30/2000	9/29/2003	36
Other	Compaq Capital	100782000013	9/30/2000	9/29/2003	36
Other	Compaq Capital	100782000013	9/30/2000	9/29/2003	36
Other	Compaq Capital	100782000016	1/1/2001	12/31/2003	36
Other	Compaq Capital	100782000016	1/1/2001	12/31/2003	36
Other	Compaq Capital	100782000016	1/1/2001	12/31/2003	36
Other	Compaq Capital	100782000016	1/1/2001	12/31/2003	36
Other	Compaq Capital	100782000016	1/1/2001	12/31/2003	36
Other	Compaq Capital	100782000017	1/1/2001	12/31/2002	24
Other	Compaq Capital	100782000017	1/1/2001	12/31/2002	24
Other	Compaq Capital	100782000017	1/1/2001	12/31/2002	24
Other	Compaq Capital	100782000017	1/1/2001	12/31/2002	24
Other	Compaq Capital	100782000017	1/1/2001	12/31/2002	24
Other	Compaq Capital	100782000017	1/1/2001	12/31/2002	24
Other	Compaq Capital	100782000017	1/1/2001	12/31/2002	24
Other	Compaq Capital	100782000017	1/1/2001	12/31/2002	24
Other	Compaq Capital	100782000017	1/1/2001	12/31/2002	24
Other	Compaq Capital	100068-1022	4/1/1999	3/31/2002	36
Other	Compaq Capital	100068-1028	4/1/1999	3/31/2002	36
Other	Compaq Capital	100068-1029	4/1/1999	3/31/2002	36
Other	Compaq Capital	100068-1038	4/1/1999	3/31/2002	36
Other	Dell Leasing	001-3256193-010
Other	Dell Leasing	001-3256193-011
Other	EMC thru Perot
Other	Fleet Business Credit/EMC	0012093-001	3/1/2000	#NAME?	30
Other	Fleet Business Credit/EMC	0012093-002	7/1/2000	#NAME?	30
Other	Hewlett Packard	11977A	1/15/1999	1/14/2002	36
Other	Hewlett Packard	11977D	3/1/1999	2/28/2002	36
Other	Hewlett Packard	11977E	2/22/1999	2/21/2002	36
Other	Hewlett Packard	11977F	1/15/1999	2/28/2002	36
Other	Hewlett Packard	11977G	3/1/1999	2/28/2002	36
Other	Hewlett Packard	11977I	6/22/1999	6/21/2002	36

5

Other	Hewlett Packard	11977J	7/15/2000	1/15/2002	18
Other	Hewlett Packard	14375A	3/22/1999	7/21/2002	36
Other	Hewlett Packard	14376A	3/22/1999	3/21/2002	36
Other	Hewlett Packard	16085A	6/1/1999	6/1/2002	36
Other	Hewlett Packard	16689A	7/22/1999	6/21/2002	36
Other	Hewlett Packard	16689B	7/22/1999	7/21/2002	36
Other	Hewlett Packard	16689C	7/22/1999	7/21/2002	36
Other	Hewlett Packard	16689D	3/22/2000	7/21/2002	28
Other	Hewlett Packard	16689E	7/22/2000	7/21/2002	24
Other	Hewlett Packard	19948A	8/1/1999	4/30/2001	21
Other	Hewlett Packard	3767A	1/22/1998	12/31/2001	36
Other	Hewlett Packard	5113A	5/1/1998	6/30/2002	36
Other	Hewlett Packard	5426B	6/22/1998	6/30/2002	36
Other	Hewlett Packard	5426C	6/22/1998	12/31/2001	36
Other	Hewlett Packard	5518PA	1/22/1999	1/21/2002	29
Other	Hewlett Packard	5518Q	8/22/1998	8/21/2001	36
Other	Hewlett Packard	5518Z	1/22/1999	1/22/2002	36
Other	Hewlett Packard	6473A	1/22/1999	1/22/2002	36
Other	Hewlett Packard	6473B	8/22/1998	12/31/2001	36
Other	Hewlett Packard	6473C	1/22/1999	1/22/2002	36
Other	Hewlett Packard	6473D	1/22/1999	1/22/2002	36
Other	Hewlett Packard	6473E	1/22/1999	1/22/2002	36
Other	Hewlett Packard	6473G	8/22/1998	12/31/2001	36
Other	Hewlett Packard	6473H	1/22/1999	1/21/2001	24
Other	Hewlett Packard	6473I	1/22/1999	1/21/2002	36
Other	Hewlett Packard	6473L	1/22/1999	1/21/2002	36
Other	Hewlett Packard	6473O	3/1/1999	2/28/2002	36
Other	Hewlett Packard	6473P	03/01/999	2/28/2002	36
Other	Hewlett Packard	6473R	10/22/1998	10/21/2001	36
Other	Hewlett Packard	6473U	7/22/1999	1/22/2002	30
Other	IBM Credit Corp.	4456620FE	6/17/1998	6/17/2008	120
Other	IBM Credit Corp.	6003656FE	5/24/1999	5/23/2001	24
Other	IBM Credit Corp.	8012954FE	4/27/1998	4/27/2008	120
Other	IBM Credit Corp.	8012954FE	4/27/1998	4/27/2008	120
Other	IBM Credit Corp.	C00206332	2/28/1998	2/28/2008	120
Other	IBM Credit Corp.	D00798329	3/1/2000	2/28/2003	36
Other	IBM Credit Corp.	D00808465	3/1/2000	2/28/2003	36
Other	IBM Credit Corp.	D00846573	6/30/2000	6/29/2003	36
Other	IBM Credit Corp.	D00867262	9/30/2000	9/29/2003	36
Other	IBM Credit Corp.	D00867263	9/30/2000	9/29/2003	36
Other	IBM Credit Corp.	D00873797	10/1/2000	9/30/2003	36
Other	IBM Credit Corp.	D00875282	11/1/2000	10/31/2003	36
Other	IBM Credit Corp.	D00876777	11/1/2000	10/31/2003	36
Other	IBM Credit Corp.	D00887533	9/30/2000	9/29/2003	36
Other	IBM Credit Corp.	D00887534	9/30/2000	9/29/2003	36
Other	IBM Credit Corp.	D00943305	2/1/2001	1/31/2004	36
Other	IBM Credit Corp.	D00947134	3/1/2001	3/1/2004	36
Other	IBM Credit Corp.	D00949634	2/1/2001	2/1/2004	36
Other	IBM Credit Corp.	D00959222	5/1/2001	4/30/2004	36
Other	IBM Credit Corp.	D00966903	4/1/2001	9/30/2003	29
Other	IBM Credit Corp.	D00971431	7/1/2001	6/30/2003	24
Other	IBM Credit Corp.	D00971431	7/1/2001	6/30/2003	24
Other	IBM Credit Corp.	D00971431	7/1/2001	6/30/2003	24
Other	IBM Credit Corp.	D00971431	7/1/2001	6/30/2003	24
Other	IBM Credit Corp.	D00971431	7/1/2001	6/30/2003	24
Other	IBM Credit Corp.	D00971431	7/1/2001	6/30/2003	24
Other	IBM Credit Corp.	D00971431	7/1/2001	6/30/2003	24

6

Other	IBM Credit Corp.	D00971431	7/1/2001	6/30/2003	24
Other	IBM Credit Corp.	E00031351	12/03/00	12/03/10	120
Other	IBM Credit Corp.	E00036609	2/1/2000	1/31/2002	12
Other	IBM Credit Corp.	VD0456550	5/1/2000	5/1/2010	120
Other	IBM Credit Corp.	VD0498661	6/1/2000	6/1/2010	120

System (Odyssey, Legacy, Other)	Lessor	Schedule No.	Start Date	End Date	Term
Leegacy/Other	Sungard	3000563900	4/1/1999	#NAME?	36
Legacy	Cisco Capital	Schedule 1	1/1/1998	#NAME?	24
Legacy	Compaq Capital	100782000014	9/30/2000	#NAME?	36
Legacy	Compaq Capital	100782000016	1/1/2001	#NAME?	36
Legacy	Dell Leasing	001-3256193-199
Legacy	IBM Credit Corp.	C00206332	2/28/1998	#NAME?	36
Legacy	IBM Credit Corp.	C00703809	7/1/1999	#NAME?	18
Legacy	IBM Credit Corp.	C00703809	7/1/1999	#NAME?	18
Legacy	IBM Credit Corp.	C00825666	5/16/2000	#NAME?	36
Legacy	IBM Credit Corp.	C00985830	7/1/2001	#NAME?	36
Legacy	IBM Credit Corp.	C00985836	7/1/2001	#NAME?	36
Legacy	IBM Credit Corp.	D00911140	12/29/2000	#NAME?	36
Legacy	IBM Credit Corp.	D00916195	12/29/2000	#NAME?	36
Legacy	IBM Credit Corp.	D00918014	12/29/2000	#NAME?	36
Legacy	IBM Credit Corp.	D00918014	12/29/2000	#NAME?	36
Legacy	IBM Credit Corp.	E00024842-3	7/1/1999	#NAME?	18
Legacy	IBM Credit Corp.	E00024842-3	7/1/1999	#NAME?	18
Legacy	IBM Credit Corp.	E00024842-3	7/1/1999	#NAME?	18
Legacy	IBM Credit Corp.	E00042982-1	4/20/2000	#NAME?	12
Legacy	IBM Credit Corp.	E00042982-1	4/20/2000	#NAME?	12
Legacy	IBM Credit Corp.	E00042982-1	5/1/2000	#NAME?	12
Legacy	IBM Credit Corp.	E00044639-2	5/5/2000	#NAME?	36
Legacy	STK	DC96-01	5/1/1999	#NAME?	32
Legacy	STK	DC96-06B	12/1/1996	#NAME?	60
Legacy	STK	2002-01L	10/1/02	#NAME?	36
Odyssey	Sungard	3000557200	4/1/1999	3/31/2002	36
Other	Sungard	3000557200	4/1/1999	3/31/2002	36
Other	Sungard	3000557200	10/1/2000	3/31/2002	18

7

Schedule 8.3

PSC Software and PSC Tools

Name	Description
OdyMon	Response Monitor Tool
INFRASTRUCTURE	Technical Documentation Intranet Web Site
AutoSys Calendar Application	AutoSys Job Scheduling Tool
Admin200	System for performing remotely on a Network utilizing a Graphical User.
Praetor and IMS Pearl Monitor	Queue Monitor Tool
Exchange Naming Convention Methodology	Procedural document
SMARTS	Node Monitor Tool
Odyssey (VRS)	Vehicle Rental System

1

SCHEDULE 8.7(b)

NEWCO PROPRIETARY INFORMATION

•                  Emerald Club – the direct computational processes and informational accesses transacted within the system that support National’s customer loyalty program as described more fully herein. At the front end of the rental process, the system allows Emerald Club members to by-pass the rental counter through the simple electronic-swipe of an Emerald Club card and the presentation of a valid driver’s license at the drive-out booth. The system accomplishes this paperless, rapid transaction by automating the processes whereby the customer’s membership details including frequent flyer programs, rental preferences, corporate/affiliation pricing routines, member credit card billing preferences and card number, insurance coverage (integrating corporate coverage/preferences), master rental agreement and authorizing signature are available in a National-defined, rules-driven environment. Likewise, the system enables the Emerald Club program to provide rate downgrades, vehicle guarantees and service levels linked to the specific capabilities of rental location. The system also gives the Emerald Club member the ability to create, update, or use the Emerald Club program via the Internet. The system supports the process to reserve and charge different car classes based on loyalty tier.

•                  Quality Service Process - the direct computational processes and informational accesses transacted within the system that support National’s customer service incident capture, tracking and response system as described more fully below. The system contains code that allows a National representative who is dealing with the customer at a given point in time to retrieve a history of that customer’s service incidents. Likewise, it allows a customer contact representative to create an on-the-fly new incident notation so as to note any problems or compliments that the customer may now be experiencing. Further, if appropriate, it allows the customer contact representative to offer certain predefined financial concessions on the spot to the customer and to have such concessions make their way into the customer’s final bill. Finally, the quality service process contains a series of predefined standard reports which allow for trends in service quality to be identified.

•                  Yield Management Reporting functionality in the Legacy System which entails creating specifically enumerated reports that deal with projection of future reservations volumes and related revenues.

•                  Up to Discounting functionality in the Legacy System and Odyssey System that provides the ability to establish a new customer charge rate based upon another product and its related rules but enforcing not-greater-than discounting limits contained within the rules relating to that specific customer or to that customer’s affinity group.

•                  Pick System - The ANC system to handle mileage management is designed to match the right car to the right customer. Essentially, each customer is assigned a value of 1 - 9 and each car is assigned a value of 1 - 9. To effectively manage vehicle mileage, the system

1

matches a high mileage renter with a low mileage car or a low mileage renter with a high mileage car. A number of system variables go into each of the priorities, including past rental history of the renter, previous mileage of the vehicle and time in fleet.

•                  Res2000 – The legacy reservation interface system which allows users to ‘fill in the blanks’ rather than having to memorize codes. It also allows for control of messaging and location specific information.

•                  HandControl (HC) Database - This database is a stand-alone system with no interfaces into the mainframe. It allows for a tracking of inventory (by location and for ANC combined) for hand controls and spinner knobs to be used by customers with special needs. (Approx. 60 users).

•                  Yield Management (Legacy System) - Yield Management Screens give the ability to compare booked days and rate for a specific period to another specific period. This can be further viewed by segment, car class, type of business (daily, weekly, weekend), and contracted or non contracted.

•                  IRMS algorithms, which provide RM Controllers with information to set rates and vehicle, inventory levels.

•                  QuickRent  - QuickRent is an online rental process that enables customers without an MRA to book a car online and receive counter bypass service at time of rental. The online process requires the customer to fill out all rental information and National validates criteria such as Driver’s License and Credit Card. The customer must sign a digital agreement before completing their QuickRent online. This serves as their rental contract.

•                  TA.Alamo.com - TA.Alamo.com is a full-service car rental website specifically tailored to the Travel Agency community. The site supports several processes and delivery of information including real-time booking capabilities, location information, fleet information, rental policies, partner information, program enrollment and travel tools. Travel Agents log-in to the site using either an IATA or Alamo Account #. TA’s can enroll in Alamo’s CashIn Club program and then check program balances online as well as redeem CashIn Club points.

•                  TO.Alamo.com - TO.Alamo.com is a website specifically tailored to the Alamo Tour Operator network. The site requires secure login and the login determines the site tools that a specific tour operator can use. The site supports several processes and delivery of information including online booking capabilities, location information, fleet information, rental policies, partner information and travel tools. Additionally, tour operators may view their vouchers online to reconcile their monthly invoices.

•                  One-click / Nationalcar.com  - Nationalcar.com is a full-service car rental website which provides real-time booking capabilities, location information, fleet information, rental policies, partner information, program enrollment and travel tools. Emerald Club customers

2

can book a car in one easy step with the One-Click reservation process. Emerald Club customers can also register with the site to update their profile.

•                  AIM (Account Information Master)  - Houses all account information and details including revenue, account contact information, IATA number, consortia code and Sales representative code. Tracks current and historical revenue, market share, reservation trends as it relates to plan codes, consortia codes, representative codes, and account numbers. AIM account numbers remain constant and flow through the system from the Reservation to the Rental and Account Billing.

•                  Choice  Software related to the process for customers to select their own car instead of an agent assigning the vehicle.

3

Schedule 8.11(b)

Embedded Software

Part A – Software Embedded in the Legacy System

Vendor Name	Software Description	Owner
Group 1	Address Standardization and Merge Tool	Newco
Group 1	Name and Address Cleansing Tool	Newco
H & W	MF E-Mail System	Newco
ILOG	RMS Tools	Newco
Pathlore	Help Software (MF)	Newco

Part A – Software Embedded in the Odyssey System

Vendor Name	Software Description	Owner
Trintech	Omnihost	Perot Systems

1

SCHEDULE 10.8

CRITICAL SERVICES

LEGACY SYSTEMS

The Legacy Systems applications listed below shall be Critical Services until such time as the Legacy System is decommissioned in accordance with the VRS Project described in Attachment A-3 to Exhibit A:

ALAMO SYSTEM APPLICATION

Alamo Rentals (CPU1 and CPU7)

Alamo Reservations

Integrated Vehicle System (IVS)

Alamo Reservation Airline GDS Links

ANCILLARY APPLICATIONS

The following Ancillary Applications shall be Critical Services 90 days after the Effective Date:

ANCILLARY APPLICATION

Alamo.com

RES2000

PeopleSoft HRMS (Payroll days only)

Kronos Timekeeper (Payroll days only)

VRS APPLICATIONS

The entire VRS application shall be considered Critical Services. In addition to VRS, the following related Supported Software applications shall be Critical Services:

SUPPORTED SOFTWARE APPLICATION

NationalCar.com

National Reservation Airline GDS Links

1

SCHEDULE 10.9

RESTRICTED ACQUIRERS

Advantage

Avis

Budget

Dollar

Electronic Data Systems Corp.

EURODOLLAR

Enterprise

Europcar InterRent

Hertz

INTERAMERICAN CAR RENTAL

Payless

Thrifty

Value

1

SCHEDULE 10.10

TERMINATION ASSISTANCE SERVICES

1.             Perot Systems shall continue to perform the Services then being performed by Perot Systems under the MSA, the MSA Exhibits and Schedules and any Project Work Orders.

2.             Perot Systems shall develop, with the assistance of Newco or its designee, a plan for the transition of the Services from Perot Systems to Newco or its designee.

3.             Perot Systems shall provide training for personnel of Newco or its designee in the performance of the Services then being transitioned to Newco.

4.             Perot Systems shall waive, and hereby does waive, Section 16.1 of the MSA and Perot Systems’ contractual right, if any, under any employment agreement to prohibit (A) any PSC Personnel engaged principally in performing the Services from accepting an offer of employment from Newco or its designee or (B) any subcontractor or consultant performing any portion of the Services from entering into a contractual relationship with Newco. In addition, Perot Systems shall allow Newco reasonable access to such personnel for interviews and recruitment.

5.             Perot Systems shall use reasonable commercial efforts to grant, subject to reasonable terms and conditions, or to assist Newco or its designee to obtain, a sublicense or other right to use any software owned or licensed by Perot Systems that is then used by Perot Systems to perform the Services. In addition, Perot Systems shall use reasonable commercial efforts to provide Newco or its designee with appropriate interface information for software that is not commercially available, provided that Perot Systems has or can readily obtain the necessary rights, provided that Newco reimburses Perot Systems for any out-of-pocket costs that it incurs in connection with obtaining such rights in accordance with the MSA. For Software used or provided by Perot Systems exclusively for or to Newco (whether generated by Perot Systems or provided by Perot Systems from third party), Perot Systems shall license or sublicense (as applicable) such software on similar terms (including with respect to exclusivity and length of term) as such software is being provided at the time of transaction.

6.             Perot Systems shall use reasonable commercial efforts to assist Newco or its designee to obtain any third party services then being used by Perot Systems in the performance of the Services on similar terms as such are being provided at the time of transaction.

7.             Upon the request of Newco, assist Newco or its designee in transitioning from the PSC Software and PSC Tools to Newco-identified replacement software or tools or, alternatively, Perot Systems shall provide licensing to Newco of such PSC Software and PSC Tools .

1